UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	February 28, 2022

Invesco AMT-Free Municipal Income Fund

Nasdaq:

A: OPTAX ∎ C: OMFCX ∎ Y: OMFYX ∎ R6: IORAX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

28	Financial Statements

31	Financial Highlights

32	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Fund Expenses

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco AMT-Free Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.03%
Class C Shares	0.24
Class Y Shares	1.26
Class R6 Shares	1.35
Bloomberg Municipal Bond Index▼*	-0.66
S&P Municipal Bond 5+ Year Investment Grade Index▼*	-0.41
U.S. Consumer Price Index∎	7.87

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

*Effective July 30, 2021, the Fund changed its benchmark from the Bloomberg Municipal Bond Index to the S&P Municipal Bond 5+ Year Investment Grade Index. This change was made to better align with the Fund’s risk profile.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.2

This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.3 Taxable municipals continued

to play a significant role in this issuance, comprising 26% of total new issuance.3 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13%

to 17% as the new restructured bonds would be included.1

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safehaven asset class.

    During the fiscal year, security selection in state general obligation bonds and the dedicated tax sector contributed to the Fund’s performance relative to its benchmark. Security selection in non-rated bonds significantly contributed to the Fund’s relative return. On a state level, security selection in Puerto Rico domiciled bonds also added to the Fund’s relative performance.

    Conversely, security selection in A-rated† bonds detracted from the Fund’s performance relative to its benchmark over the fiscal year. Security selection in the airport sector also detracted from the Fund’s relative performance. On a state level, security selection in Washington and Utah holdings was a detractor from the Fund’s relative results.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage

2	Invesco AMT-Free Municipal Income Fund

also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco AMT-Free Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: CNN

3	Source: JP Morgan

4	Source: US Federal Reserve

5	Source: Financial Oversight and Management Board for Puerto Rico

6 Source: Strategic Insight

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Joshua Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco AMT-Free Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1	Source: RIMES Technologies Corp.
2	Source: Bloomberg LP
*

Effective July 30, 2021 the Fund changed its benchmark from the Bloomberg Municipal Bond Index to the S&P Municipal Bond 5+ Year Investment Grade Index. This change was made to better align with the Fund’s risk profile.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco AMT-Free Municipal Income Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (10/27/76)	5.69%
10 Years	5.61
5 Years	5.23
1 Year	-3.32

Class C Shares
Inception (8/29/95)	4.42%
10 Years	5.43
5 Years	5.34
1 Year	-0.74

Class Y Shares
Inception (11/29/10)	7.28%
10 Years	6.33
5 Years	6.38
1 Year	1.26

Class R6 Shares
10 Years	6.16%
5 Years	6.31
1 Year	1.35

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free Municipal Fund. The Fund was subsequently renamed the Invesco AMT-Free Municipal Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco AMT-Free Municipal Income Fund

Supplemental Information

Invesco AMT-Free Municipal Income Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎

The CustomInvesco Rochester Municipal Opportunities Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.

∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco AMT-Free Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	80.33%

General Obligation Bonds	15.21

Pre-Refunded Bonds	3.13

Other	1.33

Top Five Debt Holdings
% of total net assets

1. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.09%

2. Illinois (State of) Toll Highway Authority, Series 2020 A, RB	0.86

3. Los Angeles Unified School District, Series 2018-XF2575, Ctfs.	0.84

4. Commonwealth of Massachusetts, Series 2016-XF0530, Ctfs.	0.81

5. Maryland (State of) Transportation Authority (Transportation Facilities), Series 2020, RB	0.79

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco AMT-Free Municipal Income Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.83%
Alabama–4.43%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 A, RB	5.00%	07/01/2048	$2,500	$ 2,860,313
Birmingham (City of), AL Private Educational Building Authority (Birmingham-Southern College); Series 1996, RB	6.13%	12/01/2025	385	373,153
Birmingham (City of), AL Water Works Board; Series 2016 B, Ref. RB(a)(b)	5.00%	01/01/2027	16,150	18,793,086
Etowah (County of) & Gadsden (City of), AL Health Care Authority (Etowah County Health Department); Series 2007, RB (INS - AGM)(c)	4.38%	01/01/2032	25	25,099
Fort Deposit (Town of), AL Cooperative District; Series 2003, RB	6.00%	02/01/2036	175	175,085
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	5,069,177
Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(c)(d)	6.90%	10/01/2050	8,750	8,989,700
Series 2013 D, Wts.	6.00%	10/01/2042	8,000	8,963,105
Series 2013 D, Wts.	7.00%	10/01/2051	4,000	4,541,650
Series 2013 D, Wts.	6.50%	10/01/2053	7,500	8,455,925
Series 2013 F, Revenue Wts.(d)	7.75%	10/01/2046	20,185	20,721,907
Series 2013 F, Revenue Wts.(d)	7.90%	10/01/2050	20,000	20,528,544
Series 2017, Ref. Wts.	5.00%	09/15/2035	4,500	5,245,645
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	200	205,175
Southeast Energy Authority A Cooperative District No. 2; Series 2021 B, RB(b)	4.00%	12/01/2031	18,000	20,436,287
				125,383,851

Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.); Series 2007 C, RB(e)	5.88%	12/01/2027	600	24,750

Arizona–2.98%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2015 C, VRD RB (LOC - Bank Of America N.A.)(f)(g)	0.02%	01/01/2046	8,000	8,000,000
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB	5.00%	07/01/2042	675	756,924
Series 2017 A, Ref. RB	5.00%	07/01/2047	925	1,031,486
Series 2017 A, Ref. RB	5.00%	07/01/2051	1,000	1,112,305
Series 2018 A, Ref. RB	5.00%	07/01/2038	500	568,761
Series 2018 A, Ref. RB	5.00%	07/01/2048	1,800	2,022,735
Series 2018 A, Ref. RB	5.00%	07/01/2052	2,125	2,380,677
Arizona (State of) Industrial Development Authority (Provident Group - Eastern Michigan University Parking);
Series 2018, RB	5.00%	05/01/2048	1,100	1,116,714
Series 2018, RB	5.00%	05/01/2051	1,000	1,012,540
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(c)	5.00%	06/01/2058	570	658,929
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2021 A, RB	4.00%	11/01/2051	2,100	2,307,972
City of Phoenix Civic Improvement Corp.; Series 2019, RB	4.00%	07/01/2049	7,050	7,708,559
Festival Ranch Community Facilities District (Assessment Districts Nos. 4 & 5); Series 2007, RB	5.75%	07/01/2032	281	281,167
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona);
Series 2017 C, RB	5.00%	07/01/2037	80	90,572
Series 2017 C, RB	5.00%	07/01/2048	145	162,045
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2019, Ref. RB(h)	5.00%	07/01/2049	800	901,190
Series 2019, Ref. RB(h)	5.00%	07/01/2054	600	673,798
Maricopa County School District No. 24; Series 2007 B, GO Bonds	5.50%	07/01/2022	60	60,097
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.30%	07/01/2030	174	174,241
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	420	420,335
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,291,984
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.25%	06/01/2034	8,500	8,586,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix Civic Improvement Corp.;
Series 2019 A, RB	4.00%	07/01/2045	$2,765	$ 3,007,578
Series 2019, RB	5.00%	07/01/2049	6,845	8,063,682
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	2,190	2,232,506
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.);
Series 2017 A, Ref. RB(a)(b)	5.00%	06/15/2025	550	621,414
Series 2017 C, RB(a)(b)	5.00%	06/15/2025	1,010	1,141,141
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(h)	5.50%	09/01/2046	900	938,505
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The));
Series 2019, RB	5.13%	07/01/2039	195	201,091
Series 2019, RB	5.25%	07/01/2049	240	246,465
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	760	759,914
Salt River Project Agricultural Improvement & Power District (Arizona Salt River); Series 2019 A, RB	4.00%	01/01/2041	6,595	7,489,084
Salt Verde Financial Corp.;
Series 2007, RB	5.50%	12/01/2029	100	121,753
Series 2007, RB	5.00%	12/01/2032	3,000	3,666,066
Series 2007, RB	5.00%	12/01/2037	11,500	14,657,002
				84,465,538

Arkansas–0.14%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,000	2,362,902
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(i)	6.25%	02/01/2038	1,550	1,550,000
				3,912,902

California–9.86%
Bay Area Toll Authority; Series 2019 S-8, Ref. RB(a)(b)	5.00%	10/01/2029	5,000	6,186,901
California (State of);
Series 2016, GO Bonds	5.00%	09/01/2045	5,000	5,698,000
Series 2016, Ref. GO Bonds	5.00%	09/01/2037	10,085	11,563,426
Series 2017, GO Bonds	5.00%	08/01/2046	8,500	9,663,277
Series 2020, GO Bonds	3.00%	03/01/2046	2,600	2,607,158
Series 2020, GO Bonds	4.00%	03/01/2046	1,500	1,687,511
Series 2020, GO Bonds	3.00%	03/01/2050	1,500	1,482,665
Series 2020, GO Bonds	4.00%	03/01/2050	1,325	1,485,419
California (State of) County Tobacco Securitization Agency; Series 2006 B, RB(j)	0.00%	06/01/2050	129,820	20,183,505
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	40	40,606
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2006 A, RB(j)	0.00%	06/01/2046	7,000	1,485,287
Series 2006 B, RB(j)	0.00%	06/01/2046	6,000	1,228,691
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	3,780	3,784,769
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2016 B, Ref. RB(a)(b)	5.00%	11/15/2026	4,080	4,736,594
Series 2016 B, Ref. RB	5.00%	11/15/2046	5,920	6,750,394
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	168	190,544
Series 2019 A-2, RB	4.00%	03/20/2033	1,933	2,130,899
Series 2021 A, RB	3.25%	08/20/2036	3,686	3,886,711
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB (INS - BAM)(c)	5.00%	05/15/2043	4,250	4,952,677
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(c)	5.00%	05/15/2049	3,500	4,103,561
California (State of) School Finance Authority (Coastal Academy); Series 2013 A, RB(h)	5.00%	10/01/2033	1,000	1,014,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2030	$970	$ 1,058,981
Cathedral (City of), CA Redevelopment Agency Successor Agency;
Series 2014 A, Ref. RB (INS - AGM)(c)	5.00%	08/01/2032	1,450	1,565,848
Series 2014 A, Ref. RB (INS - AGM)(c)	5.00%	08/01/2033	885	956,720
Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB(a)(b)	5.00%	06/01/2027	170	199,567
Inland Empire Tobacco Securitization Corp.; Series 2007 F, RB(h)(j)	0.00%	06/01/2057	345,750	18,636,928
Lammersville Joint Unified School District; Series 2013, RB	6.00%	09/01/2043	2,750	2,891,761
Lammersville Unified School District (Lammersville School District Community Facilities District No. 2002 - Mountain House);
Series 2012, Ref. RB	5.00%	09/01/2025	415	421,345
Series 2012, Ref. RB	5.10%	09/01/2026	375	380,764
Series 2012, Ref. RB	5.15%	09/01/2027	885	898,383
Series 2012, Ref. RB	5.20%	09/01/2028	1,000	1,014,986
Series 2012, Ref. RB	5.25%	09/01/2029	500	507,525
Series 2012, Ref. RB	5.30%	09/01/2030	500	507,704
Series 2012, Ref. RB	5.38%	09/01/2032	1,000	1,015,451
Local Public Schools Funding Authority (School Facilities Improvement District No. 2016-1 - Election of 2016); Series 2017 A, GO Bonds (INS - BAM)(c)	4.00%	08/01/2042	3,500	3,851,719
Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.50%	11/15/2037	2,000	2,729,004
Los Angeles (City of), CA Community Facilities District No. 8 (Legends at Cascades); Series 2010, RB(a)(b)	5.75%	03/01/2022	180	180,000
Los Angeles (City of), CA Department of Airports; Series 2021 B, Ref. RB	5.00%	05/15/2045	15,000	18,378,048
Los Angeles Unified School District;
Series 2018-XF2575, Ctfs.(k)	5.25%	07/01/2042	20,000	23,912,846
Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	12,000	13,532,760
Lynwood (City of), CA Redevelopment Agency (Project Area A); Series 2011 A, RB	7.00%	09/01/2031	1,250	1,255,259
M-S-R Energy Authority; Series 2009 B, RB	7.00%	11/01/2034	10,000	14,275,226
Oak Grove School District (Election of 2008); Series 2018 E, Ref. GO Bonds(d)	5.00%	08/01/2042	4,500	2,748,556
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(c)	5.00%	06/01/2032	1,250	1,342,925
Series 2014, Ref. RB (INS - AGM)(c)	5.00%	06/01/2033	1,500	1,610,820
Series 2014, Ref. RB (INS - AGM)(c)	5.00%	06/01/2034	850	912,407
Paramount Unified School District (Election of 2016); Series 2017 A, GO Bonds (INS - AGM)(c)	5.25%	08/01/2046	2,575	3,053,142
Poway Unified School District Public Financing Authority;
Series 2015 B, Ref. RB (INS - BAM)(c)	5.00%	09/01/2033	1,725	1,928,349
Series 2015 B, Ref. RB (INS - BAM)(c)	5.00%	09/01/2034	3,080	3,438,618
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	6,000	6,797,332
San Diego (County of), CA Regional Airport Authority;
Series 2019 A, Ref. RB	5.00%	07/01/2049	5,000	5,882,833
Series 2021 A, RB	5.00%	07/01/2051	15,000	18,198,250
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Second Series 2022 B, Ref. RB	5.00%	05/01/2052	7,500	9,240,405
San Francisco (City of), CA Public Utilities Commission; Series 2020 C, RB	4.00%	11/01/2050	5,250	5,902,657
San Jose (City of), CA Financing Authority; Series 2011, RB	5.50%	05/01/2031	350	351,328
Santa Cruz (County of), CA Redevelopment Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2035	1,880	2,087,419
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2045	2,000	2,408,574
Twin Rivers Unified School District; Series 2020, GO Bonds (INS - AGM)(c)(j)	0.00%	08/01/2044	8,990	4,284,836
University of California; Series 2018 AZ, Ref. RB	5.00%	05/15/2038	5,000	5,979,171
				279,201,996

Colorado–2.67%
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	2,000	2,112,792
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2037	550	634,065
Colorado (State of) Educational & Cultural Facilities Authority; Series 2018 A, Ref. RB	5.00%	12/01/2038	1,000	1,167,573
Colorado (State of) Health Facilities Authority; Series 2016, Ref. RB	5.00%	01/01/2037	1,400	1,471,332
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group);
Series 2019, Ref. RB	4.00%	11/15/2043	2,000	2,223,530
Series 2021 A, Ref. RB	4.00%	11/15/2046	10,000	11,330,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	$6,515	$ 7,565,120
Cottonwood Highlands Metropolitan District No. 1; Series 2019 A, GO Bonds	5.00%	12/01/2049	900	939,738
Denver (City & County of), CO; Series 2018 B, Ref. RB	5.00%	12/01/2048	12,500	14,570,624
E-470 Public Highway Authority; Series 1997 B, RB (INS - NATL)(c)(j)	0.00%	09/01/2025	125	117,832
Ebert Metropolitan District;
Series 2018 A-1, GO Bonds (INS - BAM)(c)	5.00%	12/01/2043	7,000	8,284,373
Series 2018 A-2, GO Bonds (INS - BAM)(c)	5.00%	12/01/2043	1,605	1,899,488
Hunters Overlook Metropolitan District No. 5;
Series 2019 A, GO Bonds	5.00%	12/01/2039	900	958,567
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,360	1,440,719
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	1,575	1,656,729
Powhaton Road Metropolitan District No. 2; Series 2019 A, GO Bonds	5.63%	12/01/2048	710	747,002
Public Authority for Colorado Energy;
Series 2008, RB	6.25%	11/15/2028	1,495	1,790,665
Series 2008, RB	6.50%	11/15/2038	5,000	7,208,330
Rampart Range Metropolitan District No. 1;
Series 2017, Ref. RB (INS - AGM)(c)	5.00%	12/01/2042	4,665	5,416,348
Series 2017, Ref. RB (INS - AGM)(c)	5.00%	12/01/2047	1,500	1,730,146
Tallyn’s Reach Metropolitan District No. 3;
Series 2013, Ref. GO Bonds(a)(b)	5.00%	12/01/2023	106	112,350
Series 2013, Ref. GO Bonds(a)(b)	5.13%	12/01/2023	250	265,648
Vauxmont Metropolitan District; Series 2020, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2050	1,500	1,791,511
				75,434,521

Connecticut–0.91%
Connecticut (State of) Health & Educational Facilities Authority (Fairfield University); Series 2017 R, Ref. RB	4.00%	07/01/2042	6,125	6,609,355
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health);
Series 2019 A, Ref. RB	4.00%	07/01/2041	8,555	9,194,314
Series 2019 A, Ref. RB	4.00%	07/01/2049	3,875	4,117,109
Connecticut (State of) Health & Educational Facilities Authority (The Griffin Hospital); Series 2020 G-1, Ref. RB(h)	5.00%	07/01/2044	1,100	1,272,299
Connecticut (State of) Special Tax Revenue; Series 2020 A, RB	4.00%	05/01/2039	1,000	1,129,894
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(e)(i)	5.13%	10/01/2036	500	60,000
Hamden (Town of), CT; Series 2018 A, Ref. GO Bonds (INS - BAM)(c)	5.00%	08/15/2030	625	738,597
Mashantucket Western Pequot Tribe; Series 2013, RB(e)	6.05%	07/01/2031	11,260	2,477,213
				25,598,781

District of Columbia–1.69%
District of Columbia;
Series 2006 B-1, RB (INS - NATL)(c)	5.00%	02/01/2031	15	15,046
Series 2019 A, RB	4.00%	03/01/2044	4,335	4,882,567
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.50%	05/15/2033	790	849,388
Series 2001, RB	6.75%	05/15/2040	4,385	4,520,088
Series 2006 B, RB(j)	0.00%	06/15/2046	72,125	12,126,218
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2044	7,815	8,503,951
Washington Metropolitan Area Transit Authority (Green Bonds); Series 2021 A, RB	4.00%	07/15/2046	15,000	16,974,382
				47,871,640

Florida–6.66%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019, RB	4.00%	12/01/2049	2,055	2,249,265
Amelia Concourse Community Development District; Series 2007, RB(e)(i)	5.75%	05/01/2038	1,565	1,518,050
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	175	169,326
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2047	18,000	20,143,904
Canaveral Port Authority; Series 2018 B, RB	5.00%	06/01/2048	5,000	5,739,872

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	$455	$ 495,105
Series 2019 A, RB	5.00%	12/15/2054	320	347,135
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(h)	5.38%	06/15/2038	255	275,774
Series 2018 A, RB(h)	5.38%	06/15/2048	480	511,390
Chapel Creek Community Development District; Series 2006 A, RB(e)(i)	5.50%	05/01/2038	1,990	1,791,000
Clearwater Cay Community Development District; Series 2006 A, RB(e)(i)	5.50%	05/01/2037	826	470,787
Creekside Community Development District; Series 2006, RB(e)(i)	5.20%	05/01/2038	2,280	1,026,000
East Homestead Community Development District; Series 2013, RB	5.00%	11/01/2033	350	358,942
Greater Lakes/Sawgrass Bay Community Development District; Series 2006 A, RB	5.50%	05/01/2038	755	755,276
Greater Orlando Aviation Authority; Series 2015 XF2019, Revenue Ctfs.(k)	5.00%	10/01/2032	9,385	9,546,421
Heritage Isles Community Development District; Series 1999, RB(e)	7.10%	10/01/2023	195	27,300
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	90	90,059
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 F, RB	5.00%	10/01/2043	5,000	5,906,438
Indigo Community Development District; Series 2005, RB(e)(i)	5.75%	05/01/2036	375	262,500
Jacksonville (City of), FL (Brooks Rehabilitation); Series 2020, Ref. RB	5.00%	11/01/2050	5,000	5,888,950
Jacksonville (City of), FL Health Facilities Authority; Series 1997 B, RB(a)	5.25%	08/15/2027	30	31,866
Lake (County of), FL (Imagine South Lake Charter School Program); Series 2019, RB(h)	5.00%	01/15/2054	190	203,266
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(h)	5.50%	07/15/2048	565	595,157
Series 2018 A, RB(h)	5.75%	07/15/2053	600	644,534
Lakeland (City of), FL (Florida Southern College);
Series 2012 A, Ref. RB	5.00%	09/01/2029	1,255	1,274,728
Series 2012 A, Ref. RB	5.00%	09/01/2037	1,000	1,014,182
Lakeland (City of), FL (Lakeland Regional Health); Series 2015, RB	5.00%	11/15/2040	3,000	3,266,790
Lee Memorial Health System; Series 2019 A-1, Ref. RB	4.00%	04/01/2037	4,000	4,484,280
Lucaya Community Development District; Series 2005, RB	5.38%	05/01/2035	1,145	1,146,454
Magnolia Creek Community Development District; Series 2007 A, RB(e)(i)	5.90%	05/01/2039	195	107,250
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	80	80,635
Miami-Dade (County of), FL;
Series 2009, RB (INS - BAM)(c)(j)	0.00%	10/01/2042	6,925	3,662,089
Series 2013 A, RB(a)(b)	5.50%	10/01/2023	3,000	3,209,510
Series 2019 B, RB	4.00%	10/01/2049	17,745	19,699,063
Series 2020 A, RB	4.00%	07/01/2050	5,000	5,583,950
Series 2020 A, Ref. RB	4.00%	10/01/2039	1,675	1,880,422
Series 2020 A, Ref. RB	4.00%	10/01/2040	1,750	1,958,460
Series 2020 A, Ref. RB	4.00%	10/01/2041	1,500	1,676,189
Series 2020 B, RB	4.00%	07/01/2049	5,000	5,579,798
Subseries 2021 A-2, Ref. RB (INS - AGM)(c)	4.00%	10/01/2049	15,000	16,713,750
Miami-Dade (County of), FL (Building Better Communities); Series 2016 A, GO Bonds	4.00%	07/01/2045	10,000	11,278,872
Miami-Dade (County of), FL Water & Sewer System;
Series 2021, RB	4.00%	10/01/2048	7,405	8,333,047
Series 2021, RB	4.00%	10/01/2051	5,000	5,613,761
Miromar Lakes Community Development District;
Series 2012, Ref. RB	5.38%	05/01/2032	730	732,228
Series 2015, Ref. RB	5.00%	05/01/2035	1,195	1,246,906
Naturewalk Community Development District; Series 2007 A, RB(e)(i)	5.50%	05/01/2038	335	120,600
Orlando (City of), FL; Series 2008, RB (INS - AGC)(c)	5.50%	11/01/2038	180	180,567
Orlando (City of), FL Utilities Commission; Series 2018 A, RB	5.00%	10/01/2038	3,000	3,505,096
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,250	2,595,793
Palace Coral Gables Community Development District;
Series 2011, RB	5.00%	05/01/2032	450	452,985
Series 2011, RB	5.63%	05/01/2042	1,000	1,006,896
Palm River Community Development District; Series 2007 A, RB(e)(i)	5.38%	05/01/2036	510	163,200
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	750	806,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Reunion East Community Development District;
Series 2002 A-2, RB(e)(i)	7.38%	05/01/2033	$860	$ 9
Series 2005, RB(e)(i)	5.80%	05/01/2036	810	8
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	15	15,003
South Bay Community Development District;
Series 2005 A, RB(e)(i)	5.95%	05/01/2036	1,645	16
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	1,825	1,835,992
Series 2005 A-2, Ref. RB(e)(i)	6.60%	05/01/2036	1,095	547,500
Series 2005 B-2, Ref. RB(e)(i)	6.60%	05/01/2025	935	467,501
St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing);
Series 2021, Ref. RB	4.00%	12/15/2036	1,000	1,039,016
Series 2021, Ref. RB	4.00%	12/15/2041	750	767,845
Series 2021, Ref. RB	4.00%	12/15/2046	750	760,521
Series 2021, Ref. RB	4.00%	12/15/2050	1,000	1,009,558
Tampa (City of), FL;
Series 2020 A, RB(j)	0.00%	09/01/2033	210	150,122
Series 2020 A, RB(j)	0.00%	09/01/2034	880	605,882
Series 2020 A, RB(j)	0.00%	09/01/2035	750	493,587
Series 2020 A, RB(j)	0.00%	09/01/2036	850	534,725
Series 2020 A, RB(j)	0.00%	09/01/2037	825	495,450
Series 2020 A, RB(j)	0.00%	09/01/2038	1,050	600,732
Series 2020 A, RB(j)	0.00%	09/01/2039	1,000	546,639
Villages of Avignon Community Development District; Series 2007 A, RB(e)(i)	5.40%	05/01/2037	250	17,500
Vista Community Development District; Series 2006 A, RB	5.38%	05/01/2037	3,710	3,712,882
Waterford Estates Community Development District; Series 2006 A, RB(e)(i)	5.50%	05/01/2037	2,031	1,523,061
Water’s Edge Community Development District;
Series 2012 A-1, Ref. RB(a)(b)	5.35%	03/03/2022	14	14,002
Series 2012 A-2, Ref. RB	6.60%	05/01/2039	190	191,862
Waterstone Community Development District;
Series 2007 A, RB(d)(i)	6.88%	05/01/2037	146	104,567
Series 2007 B, RB(i)(j)	0.00%	11/01/2028	978	603,682
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	3,190	3,195,044
Series 2005 A-2, RB(e)(i)	5.75%	05/01/2036	2,925	1,696,500
Westridge Community Development District; Series 2005, RB	5.80%	05/01/2037	435	435,255
Westside Community Development District; Series 2019 2, RB(e)(i)	5.65%	05/01/2037	555	421,147
Zephyr Ridge Community Development District; Series 2006 A, RB(e)(i)	5.63%	05/01/2037	979	411,038
				188,618,657

Georgia–1.83%
Atlanta (City of), GA; Series 2019 A, RB	4.00%	07/01/2049	9,895	10,853,959
Atlanta (City of), GA Urban Residential Finance Authority (Trestletree Village Apartments); Series 2013 A, RB	5.00%	11/01/2048	565	547,965
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	1,055	997,188
Series 2018 A, RB	6.00%	12/01/2038	2,145	2,019,604
Series 2018 A, RB	6.25%	12/01/2048	5,280	4,893,157
Series 2018 A, RB	6.50%	12/01/2053	3,040	2,883,803
Fulton (County of), GA Development Authority; Series 2016 A, Ref. RB	5.00%	07/01/2046	3,000	3,397,013
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	4.00%	01/01/2054	2,200	2,248,975
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	1,040	1,194,729
Series 2022 C, RB(b)(h)	4.00%	11/01/2027	17,000	18,468,061
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	880	846,515
Series 2018 A-1, RB	6.25%	12/01/2048	1,230	1,164,321
Series 2018 A-1, RB	6.38%	12/01/2053	1,030	969,383
Series 2018 A-2, RB(b)	5.50%	12/01/2028	700	680,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Randolph (County of), GA; Series 2012 A, GO Bonds(a)(b)	5.00%	04/01/2022	$520	$ 521,880
				51,686,917

Guam–0.06%
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,753,129

Illinois–6.61%
Chicago (City of), IL; Series 2012, RB (INS - BAM)(c)	4.00%	01/01/2042	6,000	6,012,490
Chicago (City of), IL (O’Hare International Airport);
Series 2015 B, Ref. RB	5.00%	01/01/2034	2,500	2,712,926
Series 2016 B, Ref. RB	5.00%	01/01/2041	3,000	3,352,296
Series 2018 B, RB	5.00%	01/01/2053	10,000	11,545,846
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(c)(j)	0.00%	12/01/2024	915	869,225
Series 1999 A, GO Bonds (INS - NATL)(c)(j)	0.00%	12/01/2024	1,405	1,334,711
Series 2016, RB	6.00%	04/01/2046	4,300	4,957,122
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2026	775	890,303
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2028	2,250	2,692,605
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2031	1,000	1,187,214
Series 2018 A, Ref. GO Bonds (INS - AGM)(c)	5.00%	12/01/2034	1,205	1,426,673
Chicago (City of), IL Transit Authority; Series 2020 A, Ref. RB	5.00%	12/01/2045	2,450	2,921,924
Chicago O’Hare International Airport; Series 2020 A, Ref. RB	4.00%	01/01/2037	5,000	5,561,287
Cook (County of), IL; Series 2021 A, Ref. RB	4.00%	11/15/2039	3,000	3,375,104
Cook County Community School District No. 147; Series 2004 A, Ref. GO Bonds (INS - ACA)(c)	7.13%	06/01/2024	1,775	1,875,290
Du Page (County of), IL Special Service Area No. 31; Series 2006, RB	5.63%	03/01/2036	298	299,650
Gilberts (Village of), IL; Series 2014, Ref. RB (INS - AGM)(c)	5.00%	03/01/2035	2,000	2,113,589
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	690	679,307
Harvey (City of), IL;
Series 2007 A, Ref. GO Bonds (Acquired 09/02/2009; Cost $ 1,773,512)(e)(l)	5.50%	12/01/2027	2,225	1,869,000
Series 2007 A, Ref. GO Bonds (Acquired 09/03/2009; Cost $ 758,969)(e)(l)	5.63%	12/01/2032	1,000	840,000
Series 2008, RB	6.88%	08/01/2028	3,040	2,909,094
Illinois (State of);
Series 2014, GO Bonds	5.00%	04/01/2025	2,000	2,145,046
Series 2014, GO Bonds	5.00%	02/01/2039	1,525	1,608,031
Series 2016, GO Bonds (INS - BAM)(c)	4.00%	06/01/2041	5,000	5,364,827
Series 2017 C, GO Bonds	5.00%	11/01/2029	3,000	3,429,481
Series 2018 A, GO Bonds	5.00%	05/01/2036	2,610	2,948,350
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	7,572,475
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2032	3,000	3,434,228
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	750	857,324
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2029	5,000	5,824,980
Series 2020, GO Bonds	5.50%	05/01/2039	3,750	4,479,148
Series 2021 A, GO Bonds	5.00%	03/01/2046	3,200	3,701,956
Illinois (State of) Finance Authority;
Series 2012 A, RB	5.75%	10/01/2032	500	506,064
Series 2012 A, RB	6.00%	10/01/2048	450	455,143
Illinois (State of) Finance Authority (University of Illinois Health Services);
Series 2020, RB	4.00%	10/01/2040	950	1,051,534
Series 2020, RB	4.00%	10/01/2050	3,000	3,267,651
Illinois (State of) Regional Transportation Authority; Series 2018 B, RB	4.00%	06/01/2043	1,365	1,499,144
Illinois (State of) Sports Facilities Authority (The);
Series 2014, Ref. RB (INS - AGM)(c)	5.25%	06/15/2032	2,000	2,125,935
Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2028	2,520	2,989,204
Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2029	455	549,950
Series 2019, Ref. RB (INS - BAM)(c)	5.00%	06/15/2030	245	291,740
Illinois (State of) Toll Highway Authority;
Series 2019 A, RB	4.00%	01/01/2044	7,785	8,630,973
Series 2020 A, RB	5.00%	01/01/2045	20,310	24,500,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Jefferson County Township High School District No. 201;
Series 2012 A, GO Bonds	6.50%	12/30/2027	$895	$ 1,121,422
Series 2012 A, GO Bonds	6.50%	12/30/2028	955	1,229,569
Series 2012 A, GO Bonds	6.50%	12/30/2031	1,160	1,599,839
Lincolnshire (Village of), IL; Series 2004, RB	6.25%	03/01/2034	2,000	2,000,815
Markham (City of), IL; Series 2008 B, GO Bonds	5.75%	02/01/2028	480	450,853
Metropolitan Pier & Exposition Authority; Series 1998 A, RB (INS - AGM)(c)	5.50%	12/15/2023	525	548,448
Northern Illinois Municipal Power Agency; Series 2016 A, Ref. RB	4.00%	12/01/2041	1,050	1,108,383
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB(e)(i)	6.00%	03/01/2036	554	451,510
Regional Transportation Authority; Series 2018 XF2618, Revenue Ctfs.(k)	4.00%	06/01/2043	18,000	19,768,928
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB (INS - BAM)(c)	5.25%	01/01/2048	5,000	5,933,566
Southwestern Illinois Development Authority;
Series 2006, RB(e)	5.63%	11/01/2026	890	623,000
Series 2008 A, Ref. RB(i)	7.00%	10/01/2022	2,775	416,250
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	210	249,900
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	135	160,650
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	160	190,400
Series 2018 A, GO Bonds (INS - AGM)(c)	5.00%	02/01/2032	945	1,124,250
Series 2018 A, GO Bonds (INS - AGM)(c)	5.00%	02/01/2033	690	820,207
Series 2018 A, GO Bonds (INS - AGM)(c)	5.00%	02/01/2034	615	729,796
Yorkville (United City of), IL; Series 2013, Ref. RB	5.00%	03/01/2033	1,848	1,855,432
				187,042,303

Indiana–0.55%
Columbus (City of), IN; Series 2019, RB	5.63%	05/01/2039	3,575	3,327,253
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2026	1,620	1,853,108
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2037	7,500	8,485,842
Indianapolis (City of), IN; Series 2009 A, RB	7.00%	02/01/2039	2,025	1,985,575
				15,651,778

Iowa–0.16%
Iowa (State of) Finance Authority;
Series 2007 B, RB	5.38%	06/01/2025	160	160,050
Series 2007, RB(e)	5.90%	12/01/2028	400	16,500
Series 2012, RB	5.00%	08/15/2028	1,685	1,713,800
Series 2018 B, Ref. RB	5.00%	02/15/2048	1,300	1,529,635
Xenia (City of), IA Rural Water District; Series 2016, Ref. RB	5.00%	12/01/2036	1,000	1,118,179
				4,538,164

Kansas–0.02%
Pittsburgh (City of), KS; Series 2006, RB	4.90%	04/01/2024	695	645,712

Kentucky–2.36%
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2016 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2032	5,480	6,245,007
Series 2016 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2033	11,525	13,144,607
Series 2016 A, Ref. RB (INS - NATL)(c)	5.00%	09/01/2034	5,000	5,698,000
Kentucky (Commonwealth of) Property & Building Commission (No. 115); Series 2017, RB	5.00%	04/01/2037	2,500	2,870,576
Kentucky (Commonwealth of) Property & Building Commission (Project No. 115); Series 2017, RB (INS - BAM)(c)	5.00%	04/01/2038	2,500	2,873,189
Kentucky (Commonwealth of) Property & Building Commission (Project No. 119);
Series 2018, RB	5.00%	05/01/2035	1,500	1,765,344
Series 2018, RB	5.00%	05/01/2036	1,170	1,375,986
Series 2018, RB	5.00%	05/01/2037	4,605	5,408,860
Kentucky (State of) Public Energy Authority; Series 2022 A-1, RB(b)	4.00%	08/01/2030	15,000	16,763,817
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, RB	5.75%	10/01/2042	10,000	10,660,705
Springfield (City of), KY; Series 2004, Ref. RB(e)(i)	5.75%	10/01/2035	15	17
				66,806,108

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–1.33%
Denham Springs (City of) & Livingston (Parish of), LA Housing & Mortgage Finance Authority; Series 2007, RB (CEP - GNMA)	5.00%	11/01/2040	$4	$ 3,805
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB(a)(b)	5.00%	06/01/2025	2,500	2,786,482
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/01/2032	395	379,200
Series 2017, Ref. RB	5.00%	07/01/2033	300	288,000
Series 2017, Ref. RB	5.00%	07/01/2037	345	331,200
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2017, Ref. RB	5.00%	05/15/2042	7,500	8,541,350
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2017, RB	5.00%	07/01/2057	1,300	1,444,743
Louisiana (State of) Stadium & Exposition District; Series 2013 A, Ref. RB	5.00%	07/01/2028	50	52,588
Louisiana State Citizens Property Insurance Corp.;
Series 2012, Ref. RB(a)(b)	5.00%	06/01/2022	950	960,353
Series 2012, Ref. RB(a)(b)	5.00%	06/01/2022	635	641,920
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB(a)(b)	5.00%	07/01/2026	4,035	4,643,506
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2043	700	834,504
Series 2018 A, RB (INS - AGM)(c)	5.00%	10/01/2048	1,280	1,517,220
New Orleans (Port of), LA Board of Commissioners; Series 2020 D, RB	5.00%	04/01/2050	9,395	11,140,116
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(b)	2.13%	07/01/2024	2,000	2,011,555
Series 2017, Ref. RB(b)	2.38%	07/01/2026	2,000	2,020,968
				37,597,510

Maine–0.43%
Maine (State of) Health & Higher Educational Facilities Authority (Mainhealth); Series 2020 A, RB	4.00%	07/01/2050	11,150	12,231,745

Maryland–2.28%
Baltimore (City of), MD (Water); Series 2020 A, RB	4.00%	07/01/2045	2,000	2,260,631
Baltimore (County of), MD (Riderwood Village, Inc.);
Series 2020, Ref. RB	4.00%	01/01/2045	5,250	5,847,248
Series 2020, Ref. RB	4.00%	01/01/2050	6,000	6,665,431
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2036	1,500	1,627,397
Maryland (State of) Health & Higher Educational Facilities Authority;
Series 2001, RB (INS - AMBAC)(c)	5.00%	07/01/2034	5	5,046
Series 2004, RB (INS - AMBAC)(c)	5.00%	07/01/2034	15	15,137
Series 2016, Ref. RB	5.00%	06/01/2036	400	444,386
Maryland (State of) Health & Higher Educational Facilities Authority (UPMC);
Series 2020 B, RB	4.00%	04/15/2045	5,250	5,815,690
Series 2020 B, RB	4.00%	04/15/2050	5,000	5,508,614
Maryland (State of) Transportation Authority; Series 2021 A, Ref. RB	5.00%	07/01/2051	5,000	6,164,703
Maryland (State of) Transportation Authority (Transportation Facilities); Series 2020, RB	4.00%	07/01/2050	20,000	22,383,808
Maryland Economic Development Corp.;
Series 2012, Ref. RB	5.00%	07/01/2034	1,000	1,010,599
Series 2016, Ref. RB (INS - AGM)(c)	5.00%	06/01/2035	4,530	5,141,565
Prince George’s (County of), MD; Series 2005, RB	5.25%	07/01/2035	1,567	1,579,944
				64,470,199

Massachusetts–1.51%
Commonwealth of Massachusetts; Series 2016-XF0530, Ctfs.(k)	5.00%	12/01/2035	20,000	23,038,764
Massachusetts (Commonwealth of); Series 2020 E, GO Bonds	5.00%	11/01/2050	6,000	7,306,972
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2011 B, RB(j)	0.00%	11/15/2056	307	230,683
Series 2016 I, Ref. RB	5.00%	07/01/2036	2,000	2,271,096
Massachusetts (Commonwealth of) Development Finance Agency (Wellforce, Inc.); Series 2020 C, Ref. RB (INS - AGM)(c)	4.00%	10/01/2045	3,000	3,356,923
Massachusetts (State of) Development Finance Agency (SpringField College);
Series 2021 B, Ref. RB	4.00%	06/01/2041	2,535	2,695,609
Series 2021 B, Ref. RB	4.00%	06/01/2050	1,700	1,783,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Health & Educational Facilities Authority (Harvard University); Series 1999 R, VRD RB(f)	0.01%	11/01/2049	$1,950	$ 1,950,000
				42,633,813

Michigan–3.56%
Detroit (City of), MI; Series 2003 B-R, RB (INS - AGM)(c)	7.50%	07/01/2033	60	60,322
Detroit (City of), MI Downtown Development Authority (Catalyst Development);
Series 2018 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2043	150	160,920
Series 2018 A, Ref. RB (INS - AGM)(c)	5.00%	07/01/2048	1,350	1,444,121
Detroit (City of), MI Water and Sewerage Department; Series 2012 A, Ref. RB(a)(b)	5.00%	07/01/2022	2,155	2,186,450
Detroit City School District;
Series 2012 A, Ref. GO Bonds(a)(b)	5.00%	05/01/2022	1,100	1,108,014
Series 2012 A, Ref. GO Bonds(a)(b)	5.00%	05/01/2022	680	684,954
Grand Traverse Academy; Series 2007, Ref. RB	5.00%	11/01/2022	110	110,093
Michigan (State of); Series 2021, RB	4.00%	11/15/2044	16,910	19,467,173
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	1,155	1,155,629
Series 2008 C, RB(j)	0.00%	06/01/2058	289,275	14,273,870
Series 2010 A, RB	5.90%	12/01/2030	555	555,423
Series 2014 D-6, Ref. RB (INS - NATL)(c)	5.00%	07/01/2025	1,000	1,086,932
Series 2014 D-6, Ref. RB (INS - NATL)(c)	5.00%	07/01/2026	895	972,805
Series 2014 D-6, Ref. RB (INS - NATL)(c)	5.00%	07/01/2027	930	1,010,847
Series 2014, Ref. RB(h)	6.75%	07/01/2044	6,000	6,303,315
Series 2018, Ref. RB	5.75%	11/01/2040	635	696,366
Michigan (State of) Finance Authority (CHE Trinity Health Credit Group); Series 2013 MI-4, Ref. RB	5.00%	12/01/2039	5,000	5,992,389
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,000	1,081,636
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	2,450	2,651,185
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	1,000	1,081,157
Series 2015 C, RB	5.00%	07/01/2034	2,200	2,432,231
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	6,300	7,135,100
Michigan (State of) Strategic Fund; Series 2007, RB	5.85%	08/31/2027	5,684	5,689,212
Michigan State University Board of Trustees;
Series 2019 B, RB	5.00%	02/15/2044	1,180	1,405,698
Series 2019 B, RB	5.00%	02/15/2048	6,650	7,881,096
Plymouth Educational Center Charter School;
Series 2005, Ref. RB(i)	5.38%	11/01/2030	400	244,000
Series 2005, Ref. RB(i)	5.63%	11/01/2035	1,325	808,250
Renaissance Public School Academy; Series 2012 A, RB	6.00%	05/01/2037	500	501,463
Walled Lake Consolidated School District;
Series 2019, GO Bonds	4.00%	05/01/2039	600	673,780
Series 2019, GO Bonds	4.00%	05/01/2040	1,220	1,368,058
Series 2019, GO Bonds	4.00%	05/01/2041	2,485	2,783,032
Series 2019, GO Bonds	5.00%	05/01/2044	3,270	3,946,933
Series 2019, GO Bonds	5.00%	05/01/2049	3,270	3,923,531
				100,875,985

Minnesota–0.21%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	1,050	1,072,178
Duluth (City of), MN Economic Development Authority; Series 2018 A, Ref. RB	5.00%	02/15/2043	2,300	2,664,184
Minnesota (State of) Higher Education Facilities Authority; Series 2017, Ref. RB	5.00%	10/01/2047	900	958,297
Mound (City of), MN Housing & Redevelopment Authority; Series 2006, Ref. RB	5.00%	02/15/2027	520	521,709
St. Paul (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	5.00%	09/01/2042	680	706,665
				5,923,033

Mississippi–0.46%
Mississippi (State of) Development Bank; Series 2016, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	12/01/2046	10,000	11,433,778
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2021, RB	2.38%	06/01/2044	1,795	1,533,287
				12,967,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–0.86%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB (Acquired 10/24/2002-02/13/2012; Cost $14,360,000)(e)(i)(l)	7.20%	05/01/2049	$14,360	$ 4,882,400
Branson (City of), MO Industrial Development Authority;
Series 2005 A, RB(i)	7.05%	05/01/2027	70	51,244
Series 2007 A, RB(i)	5.75%	05/01/2026	765	579,268

Broadway-Fairview Transportation Development District; Series 2006 A, RB(i)	5.88%	12/01/2031	675	438,750

Chillicothe (City of), MO (South U.S. 65); Series 2006, RB(i)	5.63%	04/01/2027	400	348,922
Columbia (City of), MO Housing Authority;
Series 2015, RB	5.00%	12/15/2040	580	585,329
Series 2015, RB	5.13%	12/15/2050	1,330	1,338,757

Grindstone Plaza Transportation Development District; Series 2006 A, RB	5.50%	10/01/2031	355	329,762

Hollister (City of), MO; Series 2019, RB(h)	5.63%	10/01/2039	5,125	5,295,278

Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(h)	5.00%	04/01/2046	295	299,442

Lee’s Summit (City of), MO Industrial Development Authority; Series 2007, RB(e)(i)	5.75%	03/01/2029	250	155,000

Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	1,650	1,650,291

Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	52	45,538

St Louis (County of), MO; Series 2007 A, RB(i)	5.50%	09/02/2028	373	123,090

St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(h)	5.00%	10/01/2046	1,025	1,007,866
St. Louis (City of), MO;
Series 2006 A, RB(i)(m)	6.00%	08/04/2025	481	52,910
Series 2007, RB(i)	5.50%	05/29/2028	661	265,652

St. Louis (City of), MO Land Clearance for Redevelopment Authority; Series 2018 A, RB	5.00%	04/01/2048	3,250	3,664,571
St. Louis (County of), MO;
Series 2006, RB(i)(m)	6.00%	08/21/2026	545	109,000
Series 2006, RB(i)(m)	6.00%	08/21/2026	846	186,120
Series 2006, RB(i)	5.50%	03/09/2027	1,879	770,390
Series 2007 A, RB(i)	5.50%	01/20/2028	758	333,520
Series 2007 B, RB(i)(m)	5.50%	01/20/2028	466	69,900
Series 2008 A, RB(i)	6.60%	01/21/2028	3,255	1,367,100
Series 2008, RB(i)(m)	6.69%	04/21/2029	1,080	183,600
Stone Canyon Community Improvement District;
Series 2007, RB (Acquired 09/23/2011; Cost $560,084)(e)(i)(l)	5.70%	04/01/2022	620	161,200
Series 2007, RB (Acquired 09/23/2011; Cost $287,597)(e)(i)(l)	5.75%	04/01/2027	320	83,200
				24,378,100

Montana–0.06%

Hardin (City of), MT; Series 2006, RB(i)(m)	6.25%	09/01/2031	11,710	1,756,500

Nebraska–0.52%
Central Plains Energy Project (No. 3);
Series 2012, RB(n)	5.25%	09/01/2037	9,510	9,708,378
Series 2017 A, Ref. RB	5.00%	09/01/2037	4,000	5,084,346
				14,792,724

Nevada–0.76%
Clark (County of), NV;
Series 2007 A, RB	5.00%	02/01/2026	260	262,729
Series 2007 A, RB	5.05%	02/01/2031	255	257,161

Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	05/01/2048	2,500	2,901,370

Clark County School District; Series 2018 B, GO Bonds (INS - BAM)(c)	5.00%	06/15/2036	5,280	6,352,614

Las Vegas (City of), NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	10,000	11,664,190
				21,438,064

New Hampshire–0.38%

Manchester Housing & Redevelopment Authority, Inc.; Series 2000 B, RB (INS - ACA)(c)(j)	0.00%	01/01/2029	305	243,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire–(continued)
New Hampshire (State of) Business Finance Authority;
Series 2019 A, RB(h)	5.25%	07/01/2039	$410	$420,392
Series 2019 A, RB(h)	5.63%	07/01/2046	230	238,332
Series 2019 A, RB(h)	5.75%	07/01/2054	570	591,971
Series 2020 1-A, RB	4.13%	01/20/2034	3,884	4,331,261

New Hampshire (State of) Health and Education Facilities Authority; Series 2020 A, RB	5.00%	08/01/2059	3,410	4,905,706
				10,731,394

New Jersey–7.40%
Atlantic City (City of), NJ;
Series 2017 A, Ref. GO Bonds (INS - BAM)(c)	5.00%	03/01/2032	250	288,904
Series 2017 A, Ref. GO Bonds (INS - BAM)(c)	5.00%	03/01/2037	500	575,687
Series 2017 B, GO Bonds (INS - AGM)(c)	4.00%	03/01/2042	3,510	3,814,421
Casino Reinvestment Development Authority, Inc.;
Series 2014, Ref. RB (INS - AGM)(c)	5.00%	11/01/2030	2,000	2,144,262
Series 2014, Ref. RB (INS - AGM)(c)	5.00%	11/01/2032	2,000	2,141,105

Hudson (County of), NJ Improvement Authority (Hudson County Courhouse); Series 2020, RB	4.00%	10/01/2051	10,000	11,298,814
New Jersey (State of);
Series 2020 A, GO Bonds	4.00%	06/01/2030	2,880	3,310,238
Series 2020 A, GO Bonds	4.00%	06/01/2031	3,500	4,049,191
New Jersey (State of) Economic Development Authority;
Series 2016 AAA, RB	5.00%	06/15/2041	3,000	3,358,532
Series 2017 DDD, RB	5.00%	06/15/2028	1,930	2,211,465
Series 2017 DDD, RB	5.00%	06/15/2029	3,500	3,995,462
Series 2017, Ref. RB (INS - AGM)(c)	5.00%	06/01/2037	1,000	1,162,919
Series 2018 A, RB	5.00%	06/15/2042	3,500	3,958,529
Series 2018 A, RB	5.00%	06/15/2047	735	826,146
Series 2018 A, RB(h)	6.50%	11/01/2052	220	254,526
Series 2018 C, RB	5.00%	06/15/2031	4,855	5,568,023
Series 2019, RB	4.00%	06/15/2044	3,000	3,215,503
Series 2020, RB	4.00%	11/01/2038	1,750	1,892,624

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	943	1,127,198

New Jersey (State of) Health Care Facilities Financing Authority; Series 2015 A, RB (INS - AGM)(c)	5.00%	07/01/2029	2,100	2,324,090
New Jersey (State of) Transportation Trust Fund Authority;
Series 2004 A, RB (INS - NATL)(c)	5.75%	06/15/2024	11,570	12,645,950
Series 2008 A, RB(j)	0.00%	12/15/2038	5,680	3,244,731
Series 2009 D, RB	5.00%	06/15/2032	5,015	5,461,282
Series 2016, RN	5.00%	06/15/2030	6,000	6,802,733
Series 2018 A, Ref. RN	5.00%	06/15/2029	6,660	7,556,620
Series 2018 A, Ref. RN	5.00%	06/15/2030	945	1,071,431
Series 2018 A, Ref. RN	5.00%	06/15/2031	880	996,285
Series 2020 AA, RB	4.00%	06/15/2045	3,340	3,594,192
Series 2020 AA, RB	5.00%	06/15/2045	1,435	1,658,024
Series 2020 AA, RB	4.00%	06/15/2050	8,985	9,613,653
Series 2020 AA, RB	5.00%	06/15/2050	1,230	1,415,581
Series 2022, RB	4.00%	06/15/2046	5,000	5,397,164
New Jersey (State of) Turnpike Authority;
Series 2015 E, RB	5.00%	01/01/2034	7,000	7,652,822
Series 2019 A, RB	4.00%	01/01/2048	10,000	10,941,583
Series 2019 A, RB	5.00%	01/01/2048	3,000	3,523,321
Series 2021 A, RB	4.00%	01/01/2051	2,000	2,220,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2028	$3,500	$4,079,033
Series 2018 A, Ref. RB	5.00%	06/01/2029	4,500	5,220,060
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	5,778,556
Series 2018 A, Ref. RB	5.00%	06/01/2031	7,100	8,177,345
Series 2018 A, Ref. RB	5.00%	06/01/2034	13,000	14,874,279
Series 2018 A, Ref. RB	5.00%	06/01/2035	4,000	4,567,550
Series 2018 A, Ref. RB	5.00%	06/01/2037	3,000	3,416,734
Series 2018 A, Ref. RB	5.00%	06/01/2046	6,000	6,740,499
Series 2018 B, Ref. RB	5.00%	06/01/2046	13,700	15,266,239
				209,434,303

New Mexico–0.07%

Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	230	234,901

Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,775	1,728,119
				1,963,020

New York–11.69%
Hudson Yards Infrastructure Corp.;
Series 2017 XF0549, Revenue Ctfs.(k)	5.00%	02/15/2037	8,500	9,807,601
Series 2017 XF0549, Revenue Ctfs.(k)	5.00%	02/15/2039	7,500	8,623,013
Metropolitan Transportation Authority;
Series 2016 C-1, RB	5.25%	11/15/2056	5,000	5,638,693
Subseries 2015 C-1, Ref. RB	5.00%	11/15/2035	10,500	11,543,105
Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(f)(g)	0.05%	11/15/2050	5,000	5,000,000
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	14,375	16,025,458
Subseries 2017 A-1, RB	5.25%	11/15/2057	3,500	3,950,202

MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2056	13,150	13,761,772
New York & New Jersey (States of) Port Authority;
Series 2016 198, Ref. RB	5.25%	11/15/2056	10,000	11,504,995
Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	5,000	5,915,721
New York (City of), NY;
Series 2018 DD1, RB	5.00%	06/15/2048	10,000	11,660,556
Series 2018 E-1, GO Bonds	5.00%	03/01/2040	10,065	11,774,701
Subseries 2012 A-2, VRD GO Bonds(f)	0.04%	10/01/2038	2,000	2,000,000
Subseries 2015 F-5, VRD GO Bonds(f)	0.05%	06/01/2044	2,000	2,000,000
Subseries 2018 E-5, VRD GO Bonds (LOC - TD Bank N.A.)(f)(g)	0.04%	03/01/2048	1,400	1,400,000
New York (City of), NY Municipal Water Finance Authority;
Series 2015 GG, Ref. RB	5.00%	06/15/2039	10,000	11,090,240
Subseries 2012 A-1, VRD RB(f)	0.05%	06/15/2044	5,000	5,000,000
New York (City of), NY Transitional Finance Authority;
Series 2018 S-3, RB	5.00%	07/15/2043	14,000	16,599,485
Series 2019 A-3, RB	4.00%	05/01/2042	5,000	5,540,997
Series 2019 B-1, RB	4.00%	11/01/2045	4,000	4,435,529
Series 2020 C-1, RB	4.00%	05/01/2045	5,000	5,579,332
Series 2020, RB	4.00%	05/01/2047	5,000	5,561,056

New York (County of), NY Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	285	345,761
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	03/15/2033	10,000	11,219,873
Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	2,650	2,965,372
Series 2016 A, RB	5.00%	03/15/2035	5,000	5,705,556
Series 2020 D, Ref. RB	4.00%	02/15/2047	7,000	7,722,101
Series 2021 A, Ref. RB	4.00%	03/15/2043	14,130	15,869,211

New York (State of) Dormitory Authority (Columbia University); Series 2018 A, RB	5.00%	10/01/2048	14,000	20,207,820
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	7,805,118
Series 2020 A, Ref. RB	4.00%	11/15/2050	10,000	11,096,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Thruway Authority;
Series 2019 B, RB	4.00%	01/01/2045	$5,920	$6,445,054
Series 2019 B, RB	4.00%	01/01/2053	5,880	6,359,292
New York Counties Tobacco Trust II; Series 2001, RB	5.75%	06/01/2043	65	65,094
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	6,075	7,926,523
New York State Thruway Authority; Series 2020 N, RB	4.00%	01/01/2045	5,000	5,495,261
New York State Urban Development Corp.;
Series 2020 A, RB	5.00%	03/15/2041	1,800	2,202,483
Series 2020 A, RB	5.00%	03/15/2042	515	628,465
Series 2020 A, RB	4.00%	03/15/2045	4,235	4,712,393
Series 2020 A, RB	4.00%	03/15/2049	9,450	10,462,854
Series 2020 C, Ref. RB	5.00%	03/15/2047	7,000	8,458,358
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2035	3,000	3,524,554
Series 2020, Ref. RB	5.00%	12/01/2038	2,750	3,222,538
Series 2020, Ref. RB	4.00%	12/01/2039	1,700	1,843,619
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2020 A, RB	5.00%	11/15/2049	3,000	3,629,626
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	5,450	5,750,994
Series 2017 A, Ref. RB	5.00%	06/01/2036	2,455	2,755,210
				330,832,313

North Carolina–0.23%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 B, Ref. VRD RB(f)	0.02%	01/15/2038	580	580,000
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB (INS - AGM)(c)	5.00%	01/01/2038	5,000	5,972,981
				6,552,981

Ohio–2.41%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	28,205	30,726,357
Series 2020 B-3, Ref. RB(j)	0.00%	06/01/2057	49,575	7,742,757
Cleveland (City of) & Cuyahoga (County of), OH Port Authority; Series 2010, RB	6.00%	11/15/2035	3,445	3,460,081
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	2,475	2,892,760
Series 2017, Ref. RB	5.50%	02/15/2057	1,050	1,224,529
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	540	526,683
Series 2004, RB	6.40%	02/15/2034	5,860	5,126,193
Greene (County of), OH; Series 2002 A, RB (INS - ACA)(c)	5.50%	09/01/2027	955	955,805
Jeffrey Place New Community Authority; Series 2007 A, RB	5.00%	12/01/2022	100	100,140
Ohio (State of);
Series 2017 A, GO Bonds	5.00%	03/15/2036	5,000	5,359,426
Series 2020 A, Ref. RB	5.00%	01/15/2050	3,905	4,591,737
Ohio (State of) Higher Educational Facility Commission; Series 2018, Ref. RB	5.25%	01/01/2038	1,350	1,368,153
Portage (County of), OH Port Authority; Series 2012, RB	5.00%	12/01/2037	4,065	4,090,220
				68,164,841

Oklahoma–0.12%
Carter (County of), OK Public Facilities Authority; Series 2018, RB	5.00%	09/01/2032	3,070	3,517,202

Oregon–0.10%
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2046	1,540	1,719,402
Series 2021 A, Ref. RB	5.00%	11/15/2051	1,100	1,224,622
				2,944,024

Pennsylvania–6.16%
Allegheny (County of), PA Airport Authority; Series 2021 B, RB	5.00%	01/01/2051	10,000	11,889,693
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2036	2,825	3,318,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(c)	5.00%	08/01/2033	$5,000	$5,574,903
Chester (County of), PA Industrial Development Authority (Sustainability Bonds); Series 2021, RB	4.00%	12/01/2051	3,250	3,638,310
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	1,250	1,474,486
Series 2018, RB	5.00%	06/01/2032	3,000	3,524,240
Series 2018, RB	5.00%	06/01/2033	2,000	2,345,128
Series 2018, RB	5.00%	06/01/2034	1,760	2,061,050
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,556,364
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,512,223
Geisinger Authority (Geisinger Health System); Series 2020, Ref. RB	5.00%	04/01/2050	5,000	5,977,304
Lebanon (County of), PA Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC - PNC Bank N.A.)(f)(g)	0.20%	10/15/2025	1,510	1,510,000
Pennsylvania (Commonwealth of);
First Series 2013 1, GO Bonds	4.00%	04/01/2032	5,000	5,146,587
First Series 2018 1, GO Bonds	5.00%	03/01/2032	10,000	11,965,063
First Series 2018 1, GO Bonds	4.00%	03/01/2035	12,500	14,012,420
First Series 2018 1, GO Bonds (INS - BAM)(c)	4.00%	03/01/2036	4,175	4,720,001
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2012, RB(a)(b)	5.00%	04/01/2022	3,000	3,010,846
Series 2012, RB(a)(b)	5.00%	04/01/2022	2,605	2,614,418
Series 2016 A, Ref. RB (INS - AGM)(c)	5.00%	06/01/2032	5,000	5,731,600
Series 2016 A, Ref. RB (INS - AGM)(c)	5.00%	06/01/2033	5,000	5,729,145
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 E, RB	6.38%	12/01/2038	1,500	1,876,084
Series 2014 A-3, RB(j)	0.00%	12/01/2041	3,450	1,871,234
Series 2016, Ref. RB	5.00%	06/01/2030	5,000	5,582,399
Series 2017 3, Ref. RB	5.00%	12/01/2040	5,125	5,929,342
Series 2017 B-1, RB	5.00%	06/01/2042	7,750	8,862,251
Series 2018 A-2, RB	5.00%	12/01/2048	7,000	8,192,902
Series 2019 A, RB (INS - AGM)(c)	4.00%	12/01/2049	8,500	9,537,669
Series 2021 B, RB	4.00%	12/01/2046	2,000	2,223,068
Series 2021 B, Ref. RB	5.00%	12/01/2051	5,500	6,607,811
Philadelphia (City of), PA;
Series 2017 15, Ref. RB	5.00%	08/01/2036	1,000	1,159,299
Series 2019 B, RB	5.00%	11/01/2049	7,155	8,564,996
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2042	3,500	3,550,367
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB(a)(b)	6.13%	03/15/2023	685	721,203
Philadelphia Gas Works Co.; Series 2009 C, Ref. VRD RB (LOC - Barclays Bank PLC)(f)(g)	0.20%	08/01/2031	450	450,000
Philadelphia School District; Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,141,461
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,538,609
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(c)	5.00%	03/01/2035	280	322,399
Series 2017, Ref. GO Bonds (INS - AGM)(c)	5.00%	03/01/2036	255	293,614
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2029	1,000	1,174,108
Series 2017 E, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2030	1,305	1,525,218
Series 2017 E, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2032	890	1,035,970
Series 2017 E, Ref. GO Bonds (INS - BAM)(c)	5.00%	12/01/2033	710	826,867
				174,298,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–7.38%
Puerto Rico (Commonwealth of);
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(c)	6.00%	07/01/2027	$1,365	$1,373,669
Series 2004 A, GO Bonds (INS - AGC)(c)	5.00%	07/01/2034	5	5,005
Series 2006 A, GO Bonds(e)	5.25%	07/01/2030	4,020	4,045,125
Series 2007 A, GO Bonds(e)	5.00%	07/01/2023	2,610	2,600,214
Series 2007 A, GO Bonds(e)	5.13%	07/01/2028	3,000	2,973,750
Series 2007 A, Ref. GO Bonds(e)	5.00%	07/01/2049	4,515	4,458,562
Series 2009 B, Ref. GO Bonds(e)	6.50%	07/01/2037	5,000	5,112,500
Series 2009 B, Ref. GO Bonds(e)	6.00%	07/01/2039	6,200	6,285,250
Series 2009 C, Ref. GO Bonds(e)	6.00%	07/01/2039	2,000	1,990,000
Series 2011 A, GO Bonds(e)	5.75%	07/01/2041	3,335	3,309,988
Series 2011 A, Ref. GO Bonds(e)	6.00%	07/01/2040	3,000	2,913,752
Series 2011 C, Ref. GO Bonds(e)	5.75%	07/01/2036	9,000	8,336,249
Series 2011 E, Ref. GO Bonds(e)	6.00%	07/01/2029	4,895	4,968,425
Series 2011 E, Ref. GO Bonds(e)	5.38%	07/01/2030	1,250	1,225,000
Series 2011 E, Ref. GO Bonds(e)	5.63%	07/01/2033	4,000	3,975,000
Series 2012 A, Ref. GO Bonds(e)	5.25%	07/01/2023	3,000	2,842,509
Series 2012 A, Ref. GO Bonds(e)	5.50%	07/01/2026	6,645	6,312,763
Series 2012 A, Ref. GO Bonds(e)	5.75%	07/01/2028	5,000	4,768,759
Series 2012 A, Ref. GO Bonds(e)	5.50%	07/01/2039	8,225	7,813,750
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, RB(a)	5.25%	07/01/2029	1,885	1,912,154
Series 2012 A, RB(a)	5.75%	07/01/2037	5,400	5,486,674
Series 2012 A, RB(a)	5.25%	07/01/2042	5,880	5,964,702
Series 2012 A, RB(a)	6.00%	07/01/2047	10,090	10,259,912
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - NATL)(c)	5.00%	07/01/2023	30	30,177
Series 2005 RR, RB (INS - NATL)(c)	5.00%	07/01/2024	260	261,487
Series 2005 SS, Ref. RB (INS - NATL)(c)	5.00%	07/01/2025	4,000	4,022,581
Series 2007 VV, Ref. RB (INS - NATL)(c)	5.25%	07/01/2025	1,690	1,755,327
Series 2008 WW-RSA-1, RB(e)	5.38%	07/01/2023	2,750	2,853,125
Series 2008 WW-RSA-1, RB(e)	5.25%	07/01/2025	1,985	2,056,956
Series 2010 AAA-RSA-1, RB(e)	5.25%	07/01/2028	2,830	2,932,587
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2022	1,850	1,907,812
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2028	2,500	2,578,125
Series 2010 XX, RB(e)	5.25%	07/01/2040	1,670	1,730,537
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.25%	07/01/2022	410	424,862
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.25%	07/01/2025	405	419,681
Puerto Rico (Commonwealth of) Government Employees Retirement System; Series 2008 A, RB(e)	6.45%	07/01/2055	10,000	1,325,010
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 A-A, RB (INS - AGC)(c)	5.00%	07/01/2035	10	10,075
Series 2003 G, RB (INS - NATL)(c)	5.00%	07/01/2033	20	20,106
Series 2004 I, RB (INS - FGIC)(c)(m)	5.00%	07/01/2022	40	39,300
Series 2007 M, RB(e)	5.00%	07/01/2046	3,500	2,108,751
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 1995 A, RB	5.63%	07/01/2022	530	530,000
Series 2012, Ref. RB	5.00%	10/01/2022	190	193,960
Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 A, RB (INS - FGIC)(c)(m)	5.50%	07/01/2024	850	835,125
Series 2005 A, RB (INS - FGIC)(c)(m)	5.50%	07/01/2028	750	736,875
Series 2005 A, RB (INS - FGIC)(c)(e)(j)	0.00%	07/01/2030	8,000	4,737,866
Series 2005 A, RB (INS - FGIC)(c)(e)(j)	0.00%	07/01/2031	8,695	4,913,116
Series 2005 B, RB(e)	5.00%	07/01/2041	65	33,719
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2002 D, RB(e)	5.38%	07/01/2033	4,940	5,495,750
Series 2007 N, RB(e)	5.00%	07/01/2032	3,300	3,634,125
Series 2009 P, Ref. RB(e)	6.25%	07/01/2026	8,575	9,764,781
Series 2012 U, Ref. RB(e)	5.25%	07/01/2042	240	247,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2007 M-2, Ref. RB (INS - AMBAC)(c)	10.00%	07/01/2035	$1,910	$1,971,618
Series 2007 M-3, Ref. RB (INS - NATL)(c)	6.00%	07/01/2028	10,000	10,062,859
Puerto Rico Public Finance Corp.; Series 2011 B, RB(e)	5.50%	08/01/2031	5,615	322,868
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(j)	0.00%	07/01/2046	34,472	11,198,612
Series 2018 A-1, RB(j)	0.00%	07/01/2051	28,082	6,610,135
Series 2018 A-1, RB	4.75%	07/01/2053	9,853	10,896,874
Series 2018 A-1, RB	5.00%	07/01/2058	4,400	4,934,389
Series 2019 A-2, RB	4.54%	07/01/2053	387	423,246
Series 2019 A-2, RB	4.78%	07/01/2058	5,172	5,720,177
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2026	1,305	1,288,687
Series 2006 P, Ref. RB	5.00%	06/01/2030	900	884,250
Series 2006 Q, RB	5.00%	06/01/2036	150	147,375
				208,994,418

Rhode Island–0.21%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $4,862,486)(e)(l)	7.25%	07/15/2035	4,915	884,700
Rhode Island Housing and Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	20	20,066
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2040	4,695	5,072,450
				5,977,216

South Carolina–0.09%
South Carolina (State of) Public Service Authority; Series 2020 A, Ref. RB	5.00%	12/01/2043	2,200	2,625,524

South Dakota–0.06%
Educational Enhancement Funding Corp.; Series 2013 B, RB(a)(b)	5.00%	06/01/2023	1,500	1,574,544

Tennessee–1.44%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	225	247,170
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	455	493,359
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	340	394,803
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	455	525,137
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,000	2,350,788
Series 2018 A, Ref. RB	5.00%	07/01/2036	3,000	3,523,485
Series 2018 A, Ref. RB	5.00%	07/01/2037	3,000	3,517,494
Memphis (City of), TN; Series 2020 A, RB	4.00%	12/01/2050	5,000	5,626,938
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(h)	5.13%	06/01/2036	200	219,851
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2046	7,000	7,784,213
Tennessee (State of) Metropolitan Nashville Airport Authority;
Series 2019 A, RB	4.00%	07/01/2049	2,500	2,732,703
Series 2019 A, RB	5.00%	07/01/2049	5,750	6,790,606
Tennessee Energy Acquisition Corp.; Series 2006 C, RB	5.00%	02/01/2027	5,665	6,422,025
				40,628,572

Texas–6.45%
Alamo Community College District; Series 2007, GO Bonds (INS - NATL)(c)	4.50%	08/15/2033	5	5,016
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2038	885	948,094
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	1,300	1,456,003
Central Texas Regional Mobility Authority; Series 2021 B, RB	4.00%	01/01/2051	4,310	4,693,845
Cleveland Independent School District; Series 2020 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	6,500	7,318,171
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(h)	5.00%	04/01/2032	1,100	1,114,316
Goose Creek Consolidated Independent School District; Series 2020, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2050	8,615	9,806,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(f)	0.01%	11/01/2041	$10,000	$10,000,000
Houston (City of), TX;
Series 2019 A, Ref. GO Bonds	4.00%	03/01/2049	3,870	4,268,715
Series 2020 C, Ref. RB	4.00%	11/15/2043	9,345	10,645,341
Series 2020 C, Ref. RB	4.00%	11/15/2049	10,000	11,281,325
Houston Independent School District; Series 2017, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	10,000	11,605,351
Lancaster Independent School District; Series 2015 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2045	25	25,043
Montgomery (County of), TX Toll Road Authority;
Series 2018, RB	5.00%	09/15/2043	2,000	2,178,699
Series 2018, RB	5.00%	09/15/2048	2,500	2,714,490
New Hope Cultural Education Facilities Finance Corp.;
Series 2013 A, RB(a)(b)	5.88%	04/01/2023	555	584,378
Series 2013 A, RB(a)(b)	6.00%	04/01/2023	780	822,160
Series 2016 A, RB(a)(b)	5.00%	04/01/2026	1,000	1,138,690
Series 2016 A, RB(a)(b)	5.00%	04/01/2026	355	404,235
Series 2016 A-1, RB(e)	5.00%	07/01/2031	140	106,400
Series 2018 A-1, RB (INS - AGM)(c)	5.00%	07/01/2048	250	289,768
Series 2018 A-1, RB (INS - AGM)(c)	5.00%	07/01/2058	850	981,951
Series 2019, RB(h)	5.00%	08/15/2039	425	444,949
Series 2019, RB(h)	5.00%	08/15/2049	150	156,174
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB(e)	5.00%	07/01/2046	700	532,000
Series 2016, RB(e)	5.00%	07/01/2051	600	456,000
North Texas Tollway Authority; Series 2017 B, Ref. RB (INS - BAM)(c)	5.00%	01/01/2043	10,000	11,515,516
Northwest Independent School District; Series 2015, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2045	10,000	10,928,841
San Antonio (City of), TX; Series 2021 A, RB	5.00%	02/01/2046	7,500	9,136,276
San Antonio (City of), TX Water System;
Series 2020 A, Ref. RB	5.00%	05/15/2050	6,350	7,666,048
Series 2021 A, Ref. RB	4.00%	05/15/2051	15,000	17,155,077
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2020 A, Ref. RB	5.00%	08/15/2039	10,010	12,076,053
Texas (State of) Water Development Board; Series 2020, RB	4.00%	04/15/2051	12,935	14,741,077
Texas Dormitory Finance Authority, Inc.;
Series 2001 A, RB (INS - ACA)(c)	5.75%	09/01/2027	110	112,232
Series 2001 A, RB (INS - ACA)(c)	6.00%	09/01/2033	485	478,228
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2021, Ref. RB	5.00%	12/15/2031	2,500	3,049,449
Series 2021, Ref. RB	5.00%	12/15/2032	5,000	6,182,204
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2039	5,000	5,500,678
				182,519,635

Utah–0.07%
Utah (State of) Charter School Finance Authority;
Series 2018, RB	5.00%	10/15/2038	720	819,993
Series 2019 A, RB(h)	5.38%	06/15/2049	1,110	1,125,017
				1,945,010

Vermont–0.03%
Burlington (City of), VT;
Series 2012 A, GO Bonds(a)(b)	5.00%	11/01/2022	350	359,877
Series 2012 A, GO Bonds(a)(b)	5.00%	11/01/2022	445	457,557
				817,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virgin Islands–0.09%
Virgin Islands (Government of) Public Finance Authority;
Series 2012 A, RB (INS - AGM)(c)	5.00%	10/01/2032	$1,080	$1,099,071

Series 2012 A, Ref. RB (INS - AGM)(c)	5.00%	10/01/2032	1,480	1,506,135

				2,605,206

Virginia–0.39%
Celebrate North Community Development Authority; Series 2003 B, RB(e)	6.75%	03/01/2034	304	197,600

Chesapeake Bay Bridge & Tunnel District; Series 2016, RB (INS - AGM)(c)	5.00%	07/01/2041	8,950	9,974,717

Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2036	715	781,469

				10,953,786

Washington–1.83%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2016 S-1, RB	5.00%	11/01/2046	10,000	14,187,061

Cowlitz County School District No. 458; Series 2019, GO Bonds (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2038	1,680	1,916,832

Energy Northwest (Columbia Generating Station); Series 2021, Ref. RB	4.00%	07/01/2042	10,000	11,519,963

Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	50	50,039

King (County of), WA; Series 2020 A, Ref. RB	4.00%	01/01/2052	10,000	11,157,224

Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	1,461	1,461,149

Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2039	2,750	3,381,539

Washington (State of) Health Care Facilities Authority; Series 2017, Ref. RB	5.00%	08/15/2031	2,250	2,568,492

Washington (State of) Housing Finance Commission; Series 2021-1, Class A, Ctfs.	3.50%	12/20/2035	5,273	5,500,109

				51,742,408

Wisconsin–1.32%
Wisconsin (State of) Center District;
Series 2020 D, RB (INS - AGM)(c)(j)	0.00%	12/15/2050	15,850	5,485,759

Series 2020 D, RB (INS - AGM)(c)(j)	0.00%	12/15/2055	8,130	2,258,181

Wisconsin (State of) Public Finance Authority;
Series 2019 A, RB (INS - AGM)(c)	5.00%	07/01/2036	900	1,050,064

Series 2019 A, RB(h)	5.38%	06/01/2044	435	429,680

Series 2019 A, RB(h)	5.50%	06/01/2054	540	530,349

Series 2019 A, RB (INS - AGM)(c)	5.00%	07/01/2054	1,275	1,458,781

Series 2019 A, RB (INS - AGM)(c)	5.00%	07/01/2058	1,400	1,600,038

Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	370	374,453

Series 2012 A, RB	6.00%	07/15/2042	350	353,916

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(h)	5.00%	06/15/2039	310	333,456

Wisconsin Center District; Series 2013 A, Ref. RB(a)(b)	5.00%	12/15/2022	1,475	1,521,490

Wisconsin Health & Educational Facilities Authority; Series 2018 XF2541, Revenue Ctfs.(k)	4.00%	11/15/2034	20,000	21,916,358

				37,312,525

TOTAL INVESTMENTS IN SECURITIES(o)–100.83% (Cost $2,797,368,054)				2,853,836,560

FLOATING RATE NOTE OBLIGATIONS–(2.10)%
Notes with interest and fee rates ranging from 0.74% to 0.80% at 02/28/2022 and contractual maturities of collateral ranging from 10/01/2032 to 06/01/2043 (See Note 1K)(p)				(59,330,000)

OTHER ASSETS LESS LIABILITIES–1.27%				35,963,399

NET ASSETS–100.00%				$2,830,469,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco AMT-Free Municipal Income Fund

Investment Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $145,810,524, which represented 5.15% of the Fund’s Net Assets.

(f)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2022.

(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $62,900,770, which represented 2.22% of the Fund’s Net Assets.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Zero coupon bond issued at a discount.
(k)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(l)	Restricted security. The aggregate value of these securities at February 28, 2022 was $8,720,500, which represented less than 1% of the Fund’s Net Assets.
(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Security subject to crossover refunding.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $116,613,931 are held by TOB Trusts and serve as collateral for the $59,330,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco AMT-Free Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $2,797,368,054)	$2,853,836,560
Cash	22,501,672
Receivable for:
Investments sold	57,828
Fund shares sold	3,286,695
Interest	28,684,609
Investments matured, at value (Cost $7,581,417)	5,655,772
Investment for trustee deferred compensation and retirement plans	139,604
Other assets	810,711
Total assets	2,914,973,451

Liabilities:
Floating rate note obligations	59,330,000
Payable for:
Investments purchased	16,753,800
Dividends	3,518,104
Fund shares reacquired	3,652,735
Accrued fees to affiliates	939,740
Accrued interest expense	5,209
Accrued trustees’ and officers’ fees and benefits	71,649
Accrued other operating expenses	92,651
Trustee deferred compensation and retirement plans	139,604
Total liabilities	84,503,492
Net assets applicable to shares outstanding	$2,830,469,959

Net assets consist of:
Shares of beneficial interest	$3,006,691,437

Distributable earnings (loss)	(176,221,478)

$2,830,469,959

Net Assets:
Class A	$1,685,218,982

Class C	$154,706,165

Class Y	$983,831,029

Class R6	$6,713,783

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	221,555,691

Class C	20,508,307

Class Y	129,800,089

Class R6	882,181

Class A:
Net asset value per share	$7.61

Maximum offering price per share (Net asset value of $7.61 ÷ 95.75%)	$7.95

Class C:
Net asset value and offering price per share	$7.54

Class Y:
Net asset value and offering price per share	$7.58

Class R6:
Net asset value and offering price per share	$7.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco AMT-Free Municipal Income Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$93,666,155

Expenses:
Advisory fees	11,151,856

Administrative services fees	407,347

Custodian fees	15,662

Distribution fees:
Class A	4,296,045

Class C	1,630,813

Interest, facilities and maintenance fees	1,646,512

Transfer agent fees – A, C and Y	2,348,425

Transfer agent fees – R6	353

Trustees’ and officers’ fees and benefits	64,680

Registration and filing fees	241,976

Reports to shareholders	39,070

Professional services fees	488,869

Other	21,741

Total expenses	22,353,349

Less: Expense offset arrangement(s)	(314)

Net expenses	22,353,035

Net investment income	71,313,120

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(15,499,698)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(33,172,643)

Net realized and unrealized gain (loss)	(48,672,341)

Net increase in net assets resulting from operations	$22,640,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco AMT-Free Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$71,313,120	$68,782,468

Net realized gain (loss)	(15,499,698)	5,172,848

Change in net unrealized appreciation (depreciation)	(33,172,643)	(58,842,670)

Net increase in net assets resulting from operations	22,640,779	15,112,646

Distributions to shareholders from distributable earnings:
Class A	(59,093,969)	(57,047,035)

Class C	(4,228,732)	(5,647,293)

Class Y	(35,143,795)	(28,501,866)

Class R6	(259,537)	(219,273)

Total distributions from distributable earnings	(98,726,033)	(91,415,467)

Share transactions–net:
Class A	68,730,627	161,684,440

Class C	6,925,905	(70,997,492)

Class Y	176,609,675	272,493,957

Class R6	23,696	1,437,061

Net increase in net assets resulting from share transactions	252,289,903	364,617,966

Net increase in net assets	176,204,649	288,315,145

Net assets:
Beginning of year	2,654,265,310	2,365,950,165

End of year	$2,830,469,959	$2,654,265,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco AMT-Free Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$7.79	$0.19	$(0.10)	$ 0.09	$(0.27)	$7.61	1.03	%(d)	$1,685,219	0.80	%(d)	0.80	%(d)	0.74	%(d)	2.42	%(d)	10%
Year ended 02/28/21	8.04	0.22	(0.17)	0.05	(0.30)	7.79	0.70	(d)	1,659,677	0.84	(d)	0.84	(d)	0.76	(d)	2.86	(d)	20
Seven months ended 02/29/20	7.50	0.15	0.55	0.70	(0.16)	8.04	9.44		1,551,474	0.86	(e)	0.86	(e)	0.74	(e)	3.33	(e)	8
Year ended 07/31/19	7.12	0.28	0.36	0.64	(0.26)	7.50	9.22		1,378,279	1.02		1.02		0.80		3.86		27
Year ended 07/31/18	7.05	0.29	0.07	0.36	(0.29)	7.12	5.24		1,144,325	1.03		1.03		0.87		4.15		20
Year ended 07/31/17	7.12	0.31	(0.03)	0.28	(0.35)	7.05	4.08		1,248,082	1.02		1.02		0.83		4.48		25
Class C
Year ended 02/28/22	7.72	0.13	(0.11)	0.02	(0.20)	7.54	0.24		154,706	1.56		1.56		1.50		1.66		10
Year ended 02/28/21	7.97	0.16	(0.18)	(0.02)	(0.23)	7.72	(0.14)		151,779	1.60		1.60		1.52		2.10		20
Seven months ended 02/29/20	7.43	0.11	0.56	0.67	(0.13)	7.97	9.05		230,719	1.63	(e)	1.63	(e)	1.51	(e)	2.57	(e)	8
Year ended 07/31/19	7.06	0.22	0.36	0.58	(0.21)	7.43	8.34		258,540	1.78		1.78		1.56		3.10		27
Year ended 07/31/18	6.99	0.23	0.07	0.30	(0.23)	7.06	4.49		345,676	1.80		1.80		1.64		3.38		20
Year ended 07/31/17	7.07	0.26	(0.04)	0.22	(0.30)	6.99	3.19		380,460	1.78		1.78		1.59		3.73		25
Class Y
Year ended 02/28/22	7.76	0.21	(0.11)	0.10	(0.28)	7.58	1.26		983,831	0.56		0.56		0.50		2.66		10
Year ended 02/28/21	8.02	0.24	(0.18)	0.06	(0.32)	7.76	0.82		835,955	0.60		0.60		0.52		3.10		20
Seven months ended 02/29/20	7.47	0.16	0.56	0.72	(0.17)	8.02	9.77		578,082	0.62	(e)	0.62	(e)	0.50	(e)	3.57	(e)	8
Year ended 07/31/19	7.09	0.29	0.37	0.66	(0.28)	7.47	9.52		502,457	0.78		0.78		0.56		4.10		27
Year ended 07/31/18	7.03	0.30	0.06	0.36	(0.30)	7.09	5.36		428,027	0.79		0.79		0.63		4.39		20
Year ended 07/31/17	7.10	0.32	(0.03)	0.29	(0.36)	7.03	4.34		439,608	0.78		0.78		0.59		4.65		25
Class R6
Year ended 02/28/22	7.79	0.22	(0.11)	0.11	(0.29)	7.61	1.35		6,714	0.49		0.49		0.43		2.73		10
Year ended 02/28/21	8.05	0.25	(0.18)	0.07	(0.33)	7.79	0.92		6,855	0.52		0.52		0.44		3.18		20
Seven months ended 02/29/20	7.50	0.16	0.56	0.72	(0.17)	8.05	9.74		5,675	0.59	(e)	0.59	(e)	0.47	(e)	3.60	(e)	8
Period ended 07/31/19(f)	7.42	0.06	0.07	0.13	(0.05)	7.50	1.80		10	0.72	(e)	0.72	(e)	0.50	(e)	4.16	(e)	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2022 and 2021.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco AMT-Free Municipal Income Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco AMT-Free Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

32	Invesco AMT-Free Municipal Income Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

33	Invesco AMT-Free Municipal Income Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.49%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

34	Invesco AMT-Free Municipal Income Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $108,775 in front-end sales commissions from the sale of Class A shares and $47,237 and $16,879 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$2,827,136,851	$26,699,709	$2,853,836,560

Other Investments - Assets
Investments Matured	–	4,032,313	1,623,459	5,655,772
Total Investments	$–	$2,831,169,164	$28,323,168	$2,859,492,332

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2022:

	Value 02/28/21	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value 02/28/22
Municipal Obligations	$34,650,760	$ 2,031	$(9,966,492)	$202,591	$(3,641,787)	$4,350,156	$1,102,450	$-	$26,699,709
Investments Matured	2,213,106	89,962	-	-	(2,602,876)	1,923,267	-	-	1,623,459
Total	$36,863,866	$91,993	$(9,966,492)	$202,591	$(6,244,663)	$6,273,423	$1,102,450	$-	$28,323,168

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Fund engaged in securities purchases of $203,582,554 and securities sales of $334,597,878, which did not result in any net realized gains (losses).

35	Invesco AMT-Free Municipal Income Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $314.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $61,329,231 and 0.67%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income*	$639,879	$3,746,818
Ordinary income-tax-exempt	98,086,154	87,668,649
Total distributions	$98,726,033	$91,415,467

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2022

Undistributed tax-exempt income	$21,108,256

Net unrealized appreciation – investments	32,352,203

Temporary book/tax differences	(190,748)

Capital loss carryforward	(229,491,189)

Shares of beneficial interest	3,006,691,437

Total net assets	$2,830,469,959

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, payment-in-kind securities, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$26,863,547	$202,627,642	$229,491,189

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

36	Invesco AMT-Free Municipal Income Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $540,931,008 and $266,945,253, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$128,588,526

Aggregate unrealized (depreciation) of investments	(96,236,323)

Net unrealized appreciation of investments	$ 32,352,203

Cost of investments for tax purposes is $2,827,140,129.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $2,374,982, undistributed net realized gain (loss) was decreased by $2,355,689 and shares of beneficial interest was decreased by $19,293. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	40,929,248	$323,702,366	61,094,750	$471,877,365

Class C	5,132,645	40,337,762	5,732,126	43,862,433

Class Y	58,934,495	463,949,523	68,477,245	523,740,609

Class R6	32,224	257,888	480,189	3,700,385

Issued as reinvestment of dividends:
Class A	4,096,556	32,283,791	4,017,965	30,705,945

Class C	329,023	2,571,362	411,433	3,104,388

Class Y	2,259,125	17,736,520	2,093,077	15,969,933

Class R6	31,310	246,912	27,632	212,488

Automatic conversion of Class C shares to Class A shares:
Class A	1,738,193	13,708,896	10,819,285	83,813,426

Class C	(1,753,000)	(13,708,896)	(10,905,225)	(83,813,426)

Reacquired:
Class A	(38,307,486)	(300,964,426)	(55,723,623)	(424,712,296)

Class C	(2,851,864)	(22,274,323)	(4,523,280)	(34,150,887)

Class Y	(39,110,746)	(305,076,368)	(34,969,896)	(267,216,585)

Class R6	(61,039)	(481,104)	(333,517)	(2,475,812)

Net increase in share activity	31,398,684	$252,289,903	46,698,161	$364,617,966

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37	Invesco AMT-Free Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco AMT-Free Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco AMT-Free Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y
For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® AMT-Free Municipal Fund (subsequently renamed Invesco AMT-Free Municipal Income Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38	Invesco AMT-Free Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$970.50	$3.91	$1,020.83	$4.01	0.80%
Class C	1,000.00	966.30	7.61	1,017.06	7.80	1.56
Class Y	1,000.00	971.50	2.74	1,022.02	2.81	0.56
Class R6	1,000.00	972.00	2.40	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39	Invesco AMT-Free Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.35%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco AMT-Free Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco AMT-Free Municipal Income Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco California Municipal Fund

Nasdaq:

A: OPCAX ∎ C: OCACX ∎ Y: OCAYX ∎ R6: IORCX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Fund Expenses

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco California Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond California 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.69%
Class C Shares	-0.08
Class Y Shares	0.94
Class R6 Shares	1.22
S&P Municipal Bond California 5+ Year Investment Grade Index▼*	-0.59
Bloomberg Municipal Bond Index▼*	-0.66
U.S. Consumer Price Index∎	7.87

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

* Effective July 30, 2021, the Fund elected to use the S&P Municipal Bond California 5+ Year Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal Bond Index because the Fund believes the S&P Municipal Bond California 5+ Year Investment Grade Index is a more appropriate broad measure of market performance.

Market conditions and your Fund

California has maintained robust levels of general fund cash and reserves. Based on reports of cash receipts from the California State Controller, we estimate that the state had a general fund cash balance on February 28, 2022, that was 25.6% of enacted fiscal year 2021 budget expenditures, 37.1% of the enacted budget when including other internal borrowable resources.1 The state’s strong fiscal performance has been driven by continued growth of state revenues and conservative budgeting. Through February 28, 2022, we estimate that general fund receipts have grown by 7.0% from the same period in fiscal year 2021, driven by corporate taxes, up 48.7% and sales tax revenues, up 16.4%.1 In its latest budget update, California increased its fiscal year 2022 revenue estimate by more than $15 billion, an 8.4% increase over the original budget.2 The state’s combined general fund reserves would total over $50.5 billion at the close of its fiscal year on June 30, 2022 based on its revised budget projections. Although the fiscal year 2022 budget revisions include additional expenditures, the combined reserves would still be 23.8% of the adjusted budget expenditure amount.2

    The state’s revenue growth has been driven by its massive and diverse state economy. California has the largest state population, representing approximately 12% of the US population and nearly 15% of the nation’s gross domestic product (GDP).3 While unemployment rates rose to over 16% from a pre-coronavirus (COVID-19) pandemic low of 3.9%, unemployment rates dropped back to 5.0% at the end of December 2021.4 State tax revenues have continued to grow, even during the period of higher unemployment rates, as the impact on high-wage earners has been less severe and high-income taxpayers have benefited from robust financial market gains. California’s fiscal condition has benefited from conservative budgeting that recognizes its tax structure is sensitive to economic cycles. The state has limited its expenditure growth and worked to maintain fiscal flexibility by increasing one-time expenditures, including extra pension payments, instead of increasing on-going program expenditures. As the state moves into budget negotiations for fiscal year 2023, its ability to continue its budget discipline will be a key factor for both fiscal performance and the ability to maintain reserves to mitigate the impact of potential economic downturns or fiscal emergencies. That discipline has helped the state maintain rating stability through the COVID-19 pandemic and a period of potential credit volatility. Moody’s, Standard & Poor’s and Fitch have maintained their respective Aa2-, AA-, and AA rating† on the state’s general obligation bonds. Standard & Poor’s revised its rating outlook to positive from stable in September 2021. Subsequent to the end of the Fund’s fiscal year, in March 2022, Standard & Poor’s affirmed their positive outlook while both Moody’s and Fitch affirmed stable outlooks on their respective higher ratings.

    The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global COVID-19 pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.5

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.6

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a re-evaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.7 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.7 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.8 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.9 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High

2	Invesco California Municipal Fund

Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.5

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.10

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US –imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, overweight exposures to and security selection among tobacco settlement and dedicated tax bonds contributed to the Fund’s relative return. Security selection within credits rated AA† also added to the Fund’s relative performance. Security selection among and an overweight allocation to bonds with option-adjusted durations of less than one year contributed to the Fund’s relative performance as well.

    An underweight allocation to the toll-road sector detracted from the Fund’s relative performance over the fiscal year, as did an overweight to pre-refunded bonds. Overweight exposure to A-rated† credits also detracted from the Fund’s relative performance. Underweight exposure to bonds with option-adjusted durations of 30 years or greater detracted from the Fund’s relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco California Municipal Fund and for sharing our long-term investment horizon.

1	Source: Based on information provided in the California State Controller’s Statement of General Fund Cash Receipts and Disbursements, March 2022.

2	Source: State of California, Governor’s Budget Summary 2022-23, January 10, 2022.

3	Source: State of California General Obligation Bonds, Preliminary Official Statement, March 1, 2022.

4	Source: US Bureau of Labor Statistics, as of December 31, 2021 (Not Seasonally Adjusted).

5	Source: Bloomberg LP

6	Source: CNN

7	Source: JP Morgan

8	Source: US Federal Reserve

9	Source: Financial Oversight and Management Board for Puerto Rico

10	Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then

“Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

*Effective July 30, 2021, the Fund elected to use the Municipal Bond California 5+ Year Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal Bond Index because the Fund believes the S&P Municipal Bond California 5+ Year Investment Grade Index is a more appropriate broad measure of Fund performance.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco California Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (11/3/88)	5.37%
10 Years	4.83
5 Years	4.14
1 Year	-3.56

Class C Shares
Inception (11/1/95)	4.54%
10 Years	4.66
5 Years	4.27
1 Year	-1.06

Class Y Shares
Inception (11/29/10)	6.46%
10 Years	5.54
5 Years	5.31
1 Year	0.94

Class R6 Shares
10 Years	5.40%
5 Years	5.29
1 Year	1.22

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester California Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® California Municipal Fund. The Fund was subsequently renamed the Invesco California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco California Municipal Fund

Supplemental Information

Invesco California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond California 5+ Year Investment Grade Index tracks the performance of investment-grade, California-issued US municipal bonds with maturities equal to or greater than five years.
∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco California Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	77.77%

General Obligation Bonds	16.51

Pre-Refunded Bonds	5.72

Top Five Debt Holdings

		% of total net assets

1.	San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 E, RB	1.61%

2.	Foothill-Eastern Transportation Corridor Agency, Series 2021 A, Ref. RB	1.59

3.	Los Angeles (City of), CA Department of Airports, Series 2021 A, Ref. RB	1.41

4.	Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2019, RB	1.27

5.	California (County of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.), Series 2006 C, RB	1.26

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco California Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-104.84%
California-99.28%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$ 525,532
Adelanto (City of), CA Community Facilities District; Series 2015 A, RB	5.00%	09/01/2045	1,000	1,081,348
Adelanto (City of), CA Improvement Agency; Series 1993 B, Ref. RB (INS - FGIC)(a)	5.50%	12/01/2023	10	10,062
Adelanto (City of), CA Public Utility Authority;
Series 2014 A, RB	5.00%	07/01/2024	700	701,778
Series 2014 A, RB	5.00%	07/01/2039	5,710	5,885,715
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	07/01/2039	2,000	2,336,775
Anaheim (City of), CA Public Financing Authority (Anaheim Convention Center Expansion); Series 2014 A, Ref. RB(b)(c)	5.00%	05/01/2024	1,350	1,458,972
Atwater (City of), CA;
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	05/01/2040	1,250	1,427,146
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	05/01/2043	1,300	1,484,916
Bakersfield (City of), CA (Assessment District No. 07-2); Series 2008, RB	7.38%	09/02/2028	890	901,834
Bay Area Toll Authority (San Francisco Bay Area);
Series 2017 F-1, RB(b)(c)(d)(e)	5.00%	04/01/2027	3,465	4,075,901
Series 2017, Ref. RB	4.00%	04/01/2037	1,720	1,902,631
Series 2017, Ref. RB	4.00%	04/01/2049	630	686,334
Beaumont (City of), CA (Community Facilities District No. 2016-1);
Series 2019, RB	5.00%	09/01/2030	125	140,478
Series 2019, RB	5.00%	09/01/2031	140	157,068
Series 2019, RB	5.00%	09/01/2049	775	856,594
Beaumont (City of), CA Financing Authority; Series 1994 A, RB	7.00%	09/01/2023	5	5,015
Beaumont (City of), CA Financing Authority (Improvement Area No. 17A); Series 2013 B, RB(b)(c)	5.00%	09/01/2023	635	671,682
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	1,560	1,679,899
Beaumont (City of), CA Financing Authority (Improvement Area No. 19C); Series 2013 A, RB(b)(c)	5.00%	09/01/2023	745	788,037
Beaumont (City of), CA Financing Authority (Improvement Area No. 8C);
Series 2012 A, RB(b)(c)	5.13%	09/01/2022	115	117,491
Series 2012 A, RB(b)(c)	5.25%	09/01/2022	120	122,673
Series 2012 A, RB(b)(c)	5.63%	09/01/2022	250	256,033
Series 2012 A, RB(b)(c)	5.88%	09/01/2022	4,405	4,516,764
Beverly Hills Unified School District (Election of 2008);
Series 2009, GO Bonds(f)	0.00%	08/01/2026	1,465	1,366,496
Series 2009, GO Bonds(f)	0.00%	08/01/2032	3,045	2,439,215
Blythe (City of), CA Community Facilities District No. 2004-1; Series 2005, RB	5.30%	09/01/2035	500	507,661
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1);
Series 2011 A, RB	9.75%	05/01/2038	2,010	2,021,426
Series 2015, Ref. RB	5.00%	05/01/2038	1,000	1,093,820
Calexico (City of), CA Community Facilities District No. 2005-1;
Series 2006, RB(g)	5.50%	09/01/2036	2,500	825,000
Series 2006, RB(g)	5.55%	09/01/2036	2,325	767,250
California (County of), CA Tobacco Securitization Agency;
Series 2020 A, Ref. RB	4.00%	06/01/2037	550	603,151
Series 2020 A, Ref. RB	4.00%	06/01/2039	1,200	1,310,896
California (County of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, RB(f)	0.00%	06/01/2055	332,360	28,289,951
California (County of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	2,000	2,167,912
Series 2020 A, Ref. RB	4.00%	06/01/2049	710	778,560
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,140	1,292,170
Series 2020 B-2, Ref. RB(f)	0.00%	06/01/2055	22,000	4,181,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of);
Series 1992, GO Bonds	5.50%	10/01/2022	$5	$ 5,020
Series 2000, GO Bonds	5.75%	05/01/2030	5	5,020
Series 2015, GO Bonds	5.00%	08/01/2045	1,000	1,111,099
Series 2016, GO Bonds(e)	5.00%	09/01/2045	3,400	3,874,640
Series 2017, Ref. GO Bonds	5.00%	08/01/2035	1,370	1,570,044
Series 2017, Ref. GO Bonds	5.00%	08/01/2035	13,000	15,216,877
Series 2017, Ref. GO Bonds	5.00%	08/01/2036	10,000	11,450,973
Series 2020, GO Bonds	4.00%	03/01/2046	6,600	7,425,048
Series 2020, Ref. GO Bonds	3.00%	11/01/2040	3,500	3,588,211
Series 2021, Ref. GO Bonds	4.00%	10/01/2041	7,500	8,577,611
California (State of) Community Choice Financing Authority (Green Bonds); Series 2021 B-1, RB(c)	4.00%	08/01/2031	15,000	17,104,080
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College);
Series 2018, RB	5.25%	05/01/2048	665	742,260
Series 2018, RB	5.25%	05/01/2053	2,500	2,783,048
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB(h)	5.00%	04/01/2049	4,555	4,699,982
California (State of) Community Housing Agency (Serenity at Larkspur); Series 2020 A, RB(h)	5.00%	02/01/2050	4,500	4,606,101
California (State of) Community Housing Agency (Stonridge Apartments); Series 2021 A, RB(h)	4.00%	02/01/2056	3,000	2,865,830
California (State of) Community Housing Agency (Verdant at Green Valley); Series 2019 A, RB(h)	5.00%	08/01/2049	5,360	5,571,685
California (State of) County Tobacco Securitization Agency;
Series 2007 B, RB	5.10%	06/01/2028	420	420,326
Series 2007 D, RB(f)(h)	0.00%	06/01/2057	45,600	3,939,142
Series 2007 E, RB(f)(h)	0.00%	06/01/2057	51,500	3,753,258
Series 2007 F, RB(f)(h)	0.00%	06/01/2057	55,250	3,874,992
Series 2014, Ref. RB	4.00%	06/01/2029	3,215	3,229,777
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	9,365	9,506,822
Series 2002, RB	6.00%	06/01/2042	18,700	18,983,185
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2002, RB	6.00%	06/01/2035	8,005	8,015,037
Series 2002, RB	6.13%	06/01/2038	9,700	9,704,481
Series 2006 A, RB(f)	0.00%	06/01/2046	62,110	13,178,742
Series 2006 C, RB(f)	0.00%	06/01/2055	71,700	7,280,303
Series 2006 D, RB(f)	0.00%	06/01/2055	309,500	24,712,244
California (State of) County Tobacco Securitization Agency (Merced County Tobacco Funding Corp.); Series 2020, Ref. RB	5.00%	06/01/2050	1,810	2,042,048
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.);
Series 2020, Ref. RB	4.00%	06/01/2049	1,380	1,513,246
Series 2020, Ref. RB(f)	0.00%	06/01/2055	7,050	1,671,499
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,605	1,607,025
California (State of) Educational Facilities Authority (Loma Linda University);
Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,946,393
Series 2017 A, Ref. RB	5.00%	04/01/2047	1,000	1,129,359
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB(b)(c)	5.00%	04/01/2026	5,000	5,708,381
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB(e)	5.25%	04/01/2040	4,520	6,382,556
California (State of) Educational Facilities Authority (University of San Francisco); Series 2018 A, RB	5.00%	10/01/2043	2,730	3,219,391
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,462,767
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,405,545
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,123,667
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,965,388
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	7,060	7,694,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (Community Program for Persons with Developmental Disabilities); Series 2011 A, RB (INS - Cal-Mortgage)(a)	6.25%	02/01/2026	$1,580	$ 1,586,376
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	608,908
California (State of) Health Facilities Financing Authority (On Lok Senior Health Services) (Social Bonds);
Series 2020, Ref. RB	5.00%	08/01/2040	700	827,842
Series 2020, Ref. RB	5.00%	08/01/2050	1,000	1,166,997
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB(b)(c)	5.00%	07/01/2023	1,000	1,052,709
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2048	10,000	11,641,847
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,492,554
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	6,449	7,289,687
Series 2019 A-2, RB	4.00%	03/20/2033	8,653	9,541,088
Series 2021 A, RB	3.25%	08/20/2036	9,963	10,504,625
Series 2021-1, Class A, Ctfs.	3.50%	11/20/2035	3,982	4,257,018
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group);
Series 2015 A, Ref. RB	5.00%	11/01/2041	6,265	6,655,142
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,063,814
California (State of) Municipal Finance Authority;
Series 2020-XF2863, Ctfs.(e)	5.00%	06/01/2048	21,000	24,625,495
Series 2021 B, RB	4.00%	09/01/2041	915	989,174
Series 2021 B, RB	4.00%	09/01/2046	830	887,445
Series 2021 B, RB	3.38%	09/01/2051	580	524,867
Series 2021 B, RB	4.00%	09/01/2051	775	825,980
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	2,515	2,743,321
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy);
Series 2018 A, RB(h)	5.00%	06/01/2038	280	312,518
Series 2018 A, RB(h)	5.00%	06/01/2048	705	774,196
California (State of) Municipal Finance Authority (Bold Program);
Series 2020 B, RB	4.00%	09/01/2043	755	814,578
Series 2020 B, RB	4.00%	09/01/2050	1,095	1,172,201
Series 2021 A, RB	4.00%	09/01/2041	655	708,097
Series 2021 A, RB	4.00%	09/01/2051	1,500	1,598,671
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(h)	5.00%	11/01/2046	1,000	1,107,520
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, RB	5.25%	08/15/2039	2,665	2,827,213
Series 2014 A, RB	5.25%	08/15/2049	1,420	1,500,434
Series 2014 B, RB	5.88%	08/15/2049	705	736,246
California (State of) Municipal Finance Authority (Caritas Projects);
Series 2012 A, RB(b)(c)	5.50%	08/15/2022	6,500	6,641,917
Series 2017 A, Ref. RB	4.00%	08/15/2037	1,055	1,120,933
California (State of) Municipal Finance Authority (Caritas);
Series 2021 B, Ref. RB	4.00%	08/15/2041	295	298,190
Series 2021 B, Ref. RB	4.00%	08/15/2051	435	431,892
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2043	5,900	6,722,811
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing); Series 2018, RB	5.00%	05/15/2043	3,000	3,418,379
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2049	2,660	3,118,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Municipal Finance Authority (Community Medical Centers);
Series 2017 A, Ref. RB	5.00%	02/01/2034	$3,750	$ 4,315,389
Series 2017 A, Ref. RB	5.00%	02/01/2035	4,000	4,599,015
Series 2017 A, Ref. RB	5.00%	02/01/2036	2,000	2,299,507
Series 2017 A, Ref. RB	5.00%	02/01/2037	1,000	1,150,262
Series 2017 A, Ref. RB	5.00%	02/01/2042	625	719,231
Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,578,274
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,138,026
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(h)	6.63%	01/01/2032	1,030	1,031,036
Series 2012, RB(h)	6.88%	01/01/2042	2,080	2,081,585
California (State of) Municipal Finance Authority (Green Bonds); Series 2021, RB (INS - BAM)(a)	4.00%	05/15/2046	2,000	2,183,088
California (State of) Municipal Finance Authority (Humangood Obligation Group); Series 2019 A, Ref. RB	5.00%	10/01/2044	1,695	1,908,915
California (State of) Municipal Finance Authority (Humangood);
Series 2021, RB	4.00%	10/01/2046	2,000	2,186,153
Series 2021, RB	4.00%	10/01/2049	2,000	2,178,967
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(i)	5.00%	12/31/2036	8,000	9,231,953
Series 2018 A, RB(i)	5.00%	12/31/2038	2,005	2,310,102
Series 2018 A, RB(i)	5.00%	12/31/2043	15,200	17,390,074
Series 2018 A, RB(i)	5.00%	12/31/2047	3,000	3,414,104
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2019, Ref. RB	5.00%	11/15/2049	2,750	3,036,738
California (State of) Municipal Finance Authority (OCEAA); Series 2008 A, RB	7.00%	10/01/2039	1,500	1,503,223
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase II); Series 2018 A, RB	5.00%	06/01/2048	5,360	6,285,364
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, RB(h)	5.00%	07/01/2049	600	669,063
California (State of) Municipal Finance Authority (Social Bonds);
Series 2019 A, Ref. RB(h)	5.00%	11/01/2029	990	1,091,612
Series 2019 A, Ref. RB(h)	5.00%	11/01/2039	1,475	1,614,319
Series 2019 A, Ref. RB(h)	5.00%	11/01/2049	1,700	1,843,607
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	663,296
California (State of) Municipal Finance Authority (Town and Country Manor); Series 2019, Ref. RB (INS - Cal-Mortgage)(a)	5.00%	07/01/2049	5,885	6,915,436
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2052	5,875	6,865,966
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(i)	4.00%	07/15/2029	16,780	18,088,800
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	693,378
California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2019 A, RB(c)(i)	2.40%	10/01/2029	8,000	8,048,210
California (State of) Municipal Finance Authority (William Jessup University); Series 2019, Ref. RB	5.00%	08/01/2039	1,500	1,609,291
California (State of) Pollution Control Finance Authority; Series 2012, RB(h)(i)	5.00%	07/01/2037	3,000	3,056,409
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC);
Series 2016, RB (Acquired 01/21/2016; Cost $3,500,000)(h)(i)(j)(k)	7.00%	12/31/2049	3,500	350,000
Series 2017, RB (Acquired 08/15/2017; Cost $2,000,000)(h)(i)(j)(k)	8.00%	12/01/2027	2,000	120,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 05/25/2017; Cost $1,387,423)(h)(i)(j)(k)	7.50%	07/01/2032	1,425	855,000
Series 2017, RB (Acquired 05/25/2017; Cost $1,890,139)(h)(i)(j)(k)	8.00%	07/01/2039	1,900	1,140,000
Series 2020, RB (Acquired 10/06/2020; Cost $400,583)(h)(i)(k)	7.50%	07/01/2032	420	357,000
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(h)	5.00%	11/21/2045	3,500	3,975,565
California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2015 B-1, Ref. RB(i)	3.00%	11/01/2025	1,500	1,559,731
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(h)	5.13%	07/01/2055	5,000	5,142,434
California (State of) Public Finance Authority (Crossroads Christian Schools); Series 2020, RB(h)	5.00%	01/01/2056	1,000	1,013,488
California (State of) Public Finance Authority (Enso Village); Series 2021 B-3, RB(h)	2.13%	11/15/2027	2,000	2,000,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021, RB(h)	2.38%	11/15/2028	$2,000	$ 2,002,209
Series 2021, RB(h)	5.00%	11/15/2046	1,000	1,099,339
Series 2021, RB(h)	5.00%	11/15/2051	500	548,609
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,137,053
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,122,884
California (State of) Public Finance Authority (LaVerne Elementary Preparatory Academy); Series 2019 A, RB(h)	5.00%	06/15/2049	1,400	1,422,753
California (State of) Public Finance Authority (Trinity Classical Academy);
Series 2019 A, RB(h)	5.00%	07/01/2036	400	413,356
Series 2019 A, RB(h)	5.00%	07/01/2044	630	638,834
Series 2019 A, RB(h)	5.00%	07/01/2054	1,600	1,608,785
California (State of) Public Works Board (Green Bonds); Series 2021, RB	4.00%	11/01/2041	3,500	3,986,133
California (State of) Public Works Board (Various Capital);
Series 2016 D, Ref. RB	4.00%	04/01/2033	11,905	13,083,063
Series 2021 B, RB	4.00%	05/01/2046	12,050	13,499,738
Series 2021 D, RB	5.00%	11/01/2046	9,500	11,691,495
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	3,000	3,249,339
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, RB	6.30%	07/01/2043	840	882,029
Series 2015, RB(h)	5.00%	07/01/2045	1,265	1,372,438
California (State of) School Finance Authority (Aspire Public School);
Series 2015 A, Ref. RB(h)	5.00%	08/01/2045	1,000	1,090,079
Series 2016, Ref. RB(b)(c)(h)	5.00%	08/01/2025	65	72,843
Series 2016, Ref. RB(h)	5.00%	08/01/2046	685	746,294
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(h)	6.25%	07/01/2037	1,250	1,364,927
California (State of) School Finance Authority (Granada Hills Charter Obligated Group); Series 2019, RB(h)	5.00%	07/01/2043	2,000	2,204,670
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2015 A, RB(h)	5.00%	08/01/2045	1,500	1,615,129
Series 2018 A, RB(h)	5.00%	08/01/2038	1,000	1,141,327
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, RB(h)	5.00%	07/01/2045	500	542,801
Series 2017 A, RB(h)	5.00%	07/01/2037	590	667,651
Series 2017 A, RB(h)	5.00%	07/01/2047	1,240	1,385,362
California (State of) School Finance Authority (Kipp Socal Public Schools); Series 2019 A, RB(h)	5.00%	07/01/2049	1,700	1,958,141
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,550	1,559,842
California (State of) School Finance Authority (Sonoma County Junior College); Series 2021 A, RB	4.00%	11/01/2055	3,000	3,067,544
California (State of) Statewide Communities Development Authority;
Series 1993 B, Ref. RB	7.00%	07/01/2022	5	5,011
Series 2017, RB	5.00%	09/02/2037	1,140	1,285,138
Series 2017, RB	5.00%	09/02/2046	1,265	1,406,559
Series 2020 B, RB	4.00%	09/02/2050	445	477,418
Series 2020, RB	4.00%	09/01/2040	400	433,494
Series 2020, RB	4.00%	09/01/2050	2,340	2,503,169
Series 2020, RB	4.00%	09/01/2050	2,465	2,644,519
Series 2020, RB	4.00%	09/01/2050	1,500	1,602,279
Series 2020, RB	4.00%	09/01/2050	1,415	1,520,247
Series 2020, RB(h)	7.25%	09/01/2050	4,255	4,557,762
Series 2021 A, RB	4.00%	09/02/2051	2,000	2,140,064
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	775	871,524
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,590,020
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools - 47th and Main);
Series 2012 A, RB	6.38%	07/01/2047	2,000	2,006,457
Series 2012, RB	6.10%	07/01/2032	820	822,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2014 A, RB	5.13%	11/01/2023	$295	$ 307,609
Series 2017 A, Ref. RB(h)	5.00%	11/01/2041	875	982,944
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2037	1,865	2,027,549
California (State of) Statewide Communities Development Authority (Community Facilities District No. 97-1); Series 1997, RB(f)	0.00%	09/01/2022	10	9,876
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	3,390	3,852,927
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB(b)(c)	5.25%	10/01/2024	600	659,942
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(a)(i)	5.20%	06/01/2036	2,455	2,459,988
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB(b)(c)	5.00%	07/01/2024	750	813,933
California (State of) Statewide Communities Development Authority (Improvement Area No. 1);
Series 2021, RB	4.00%	09/01/2041	690	745,935
Series 2021, RB	4.00%	09/01/2051	1,170	1,244,989
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,383,552
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB(h)	5.00%	06/01/2046	1,000	1,092,088
Series 2019, RB(h)	5.00%	06/01/2034	375	430,880
Series 2019, RB(h)	5.00%	06/01/2039	100	114,054
Series 2019, RB(h)	5.00%	06/01/2051	295	331,376
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	1,500	1,642,073
Series 2016 A, RB(h)	5.25%	12/01/2056	830	933,102
Series 2018 A, RB(h)	5.50%	12/01/2058	5,000	5,855,571
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California);
Series 2018, RB	5.00%	01/01/2043	1,000	1,154,677
Series 2018; RB	5.00%	01/01/2048	495	566,885
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts);
Series 2019, RB(h)	5.25%	07/01/2039	1,640	1,719,106
Series 2019, RB(h)	5.25%	07/01/2049	3,375	3,490,875
California (State of) Statewide Communities Development Authority (Pacific Highlands Ranch); Series 2019, RB	5.00%	09/02/2049	650	750,785
California (State of) Statewide Communities Development Authority (San Francisco Campus for Jewish Living);
Series 2021, RB (INS - Cal-Mortgage)(a)	4.00%	11/01/2041	1,745	1,982,531
Series 2021, RB (INS - Cal-Mortgage)(a)	4.00%	11/01/2051	3,425	3,828,723
California (State of) Statewide Communities Development Authority (Sand Creek);
Series 2021, RB	4.00%	09/01/2041	550	602,679
Series 2021, RB	4.00%	09/01/2051	1,125	1,213,355
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program);
Series 2019 B, RB	5.00%	09/02/2049	1,500	1,702,071
Series 2019 C, RB	5.00%	09/02/2049	700	800,366
Series 2021 C1, RB	4.00%	09/02/2041	2,245	2,379,383
Series 2021 C1, RB	4.00%	09/02/2051	2,570	2,676,978
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB(b)(c)	5.63%	10/01/2022	1,000	1,027,930
California (State of) Statewide Communities Development Authority (Total Road Improvement Program); Series 2012 A, COP(b)(c)	6.00%	06/01/2022	2,845	2,883,306
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2040	1,200	1,335,670
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	2,760	2,873,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	6.00%	05/01/2037	$8,410	$ 8,567,462
Series 2002 B, RB	6.00%	05/01/2037	1,020	1,039,098
Series 2002 B, RB	6.00%	05/01/2043	705	718,202
Series 2002, RB	6.00%	05/01/2043	45	45,843
Series 2006 A, RB(f)	0.00%	06/01/2046	8,000	1,799,614
California State University;
Series 2012 A, RB(b)(c)(e)	5.00%	11/01/2022	6,750	6,940,480
Series 2020 C, RB	4.00%	11/01/2045	11,720	13,263,244
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails);
Series 2020, RB	4.00%	09/01/2045	605	652,674
Series 2020, RB	4.00%	09/01/2050	575	616,876
Carlsbad (City of), CA (Assessment District No. 96-1); Series 1998, RB	5.50%	09/02/2028	15	15,252
Carson (City of), CA Public Financing Authority; Series 2019, RB	5.00%	09/02/2030	545	655,804
Central Basin Municipal Water District; Series 2018 A, Ref. RB	5.00%	08/01/2044	3,035	3,344,684
Cerritos Community College District (Election of 2012); Series 2018 B, GO Bonds	4.00%	08/01/2043	1,870	2,070,061
Chino (City of), CA Public Financing Authority;
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	1,100	1,223,311
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2035	865	961,345
Chino Community Facilities District;
Series 2020, RB	4.00%	09/01/2040	170	184,595
Series 2020, RB	4.00%	09/01/2051	705	755,804
Chino Valley Unified School District;
Series 2020 B, GO Bonds	4.00%	08/01/2045	3,000	3,394,525
Series 2020 B, GO Bonds	5.00%	08/01/2055	10,995	13,327,400
Chula Vista (City of), CA Community Facilities District;
Series 2021, RB	4.00%	09/01/2041	250	270,924
Series 2021, RB	4.00%	09/01/2046	1,145	1,231,115
Series 2021, RB	4.00%	09/01/2051	730	782,041
Clovis (City of), CA;
Series 2015, Ref. RB (INS - AGM)(a)	5.25%	08/01/2030	1,060	1,191,037
Series 2015, Ref. RB (INS - AGM)(a)	5.25%	08/01/2031	500	561,277
Clovis (City of), CA Public Financing Authority; Series 2008 A, RB (INS - NATL)(a)	4.63%	08/01/2029	35	35,099
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(a)(f)	0.00%	08/01/2029	735	629,322
Coachella (City of), CA (Community Facilities District No. 2018-1);
Series 2018, RB(h)	5.00%	09/01/2030	515	576,340
Series 2018, RB(h)	5.00%	09/01/2038	1,090	1,211,722
Series 2018, RB(h)	5.00%	09/01/2048	2,015	2,219,280
Series 2018, RB(h)	5.00%	09/01/2053	1,525	1,679,077
Compton (City of), CA Public Finance Authority; Series 2008, Ref. RB (INS - AMBAC)(a)	5.25%	09/01/2027	1,000	1,002,282
Compton Unified School District;
Series 2019 B, GO Bonds (INS - BAM)(a)(f)	0.00%	06/01/2035	1,300	876,052
Series 2019 B, GO Bonds (INS - BAM)(a)(f)	0.00%	06/01/2041	6,250	3,314,847
Series 2019 B, GO Bonds (INS - BAM)(a)(f)	0.00%	06/01/2042	4,335	2,208,067
Series 2019 B, GO Bonds (INS - BAM)(a)	4.00%	06/01/2049	14,140	15,382,182
Corona Community Facilities District (Bedford Improvement Area No. 1);
Series 2020, RB	4.00%	09/01/2040	285	309,469
Series 2020, RB	4.00%	09/01/2045	460	496,248
Series 2020, RB	4.00%	09/01/2050	1,035	1,110,376
Corona-Norco Unified School District (Community Facilities District No. 17-1); Series 2020, RB	4.00%	09/01/2050	350	375,489
CSCDA Community Improvement Authority (Renaissance at City Center); Series 2020 A, RB(h)	5.00%	07/01/2051	3,250	3,435,929
CSCDA Community Improvement Authority (Social Bonds);
Series 2021 A-2, RB(h)	4.00%	09/01/2056	2,500	2,511,786
Series 2021, RB(h)	4.00%	08/01/2056	1,000	956,900
Daly City (City of), CA Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition);
Series 2007 A, Ref. RB	5.00%	12/15/2037	50	50,034
Series 2007 C, Ref. RB	6.50%	12/15/2047	880	881,253
Dehesa School District (Election of 2012); Series 2014 A, GO Bonds	5.50%	06/01/2044	1,220	1,295,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Dixon (City of), CA Improvement Area No. 1 (Community Facilities District No. 2019-1);
Series 2020, RB	4.00%	09/01/2036	$200	$ 219,315
Series 2020, RB	4.00%	09/01/2040	400	435,698
Series 2020, RB	4.00%	09/01/2050	1,000	1,072,827
Dublin (City of), CA;
Series 2021, RB	4.00%	09/01/2045	850	906,521
Series 2021, RB	4.00%	09/01/2051	865	916,022
Eastern Municipal Water District (Community Facilities District No. 2016-75);
Series 2021, RB	4.00%	09/01/2030	75	81,943
Series 2021, RB	4.00%	09/01/2050	385	409,769
El Segundo Unified School District (Election of 2008); Series 2009 A, GO Bonds(f)	0.00%	08/01/2033	4,430	3,394,895
Elsinore Valley Municipal Water District; Series 2021 A, RB(h)	4.50%	09/01/2051	2,680	2,585,961
Emeryville (City of), CA Public Financing Authority (Alameda County);
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2032	445	485,872
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2033	385	420,325
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	500	545,949
Escondido Union School District (Election of 2014); Series 2018 B, GO Bonds	4.00%	08/01/2047	1,690	1,848,931
Etiwanda School District (Election of 2016); Series 2020 A, GO Bonds	4.00%	08/01/2049	4,000	4,461,524
Etiwanda School District Community Facilities District No. 2018-1 (Day Creek Square Public Facilities);
Series 2020, RB	4.00%	09/01/2045	510	550,460
Series 2020, RB	4.00%	09/01/2050	705	756,343
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons); Series 2008, RB	6.88%	09/01/2038	865	890,879
Fairfield Community Facilities District; Series 2021 A, RB	4.00%	09/01/2051	5,290	5,585,893
Fontana (City of), CA (Community Facilities District No. 80); Series 2017, RB	5.00%	09/01/2046	1,000	1,114,008
Fontana (City of), CA (El Paseo Community Facilities District 87);
Series 2021, RB	4.00%	09/01/2027	120	129,981
Series 2021, RB	4.00%	09/01/2028	125	136,467
Series 2021, RB	4.00%	09/01/2029	110	120,823
Series 2021, RB	4.00%	09/01/2032	100	109,760
Series 2021, RB	4.00%	09/01/2041	200	217,246
Series 2021, RB	4.00%	09/01/2046	325	349,151
Series 2021, RB	4.00%	09/01/2051	400	428,345
Fontana (City of), CA (Summit at Rosena Phase One);
Series 2021, RB	4.00%	09/01/2041	525	570,982
Series 2021, RB	4.00%	09/01/2046	450	484,208
Series 2021, RB	4.00%	09/01/2051	525	563,542
Fontana (City of), CA (The Meadows);
Series 2020, RB	4.00%	09/01/2045	530	570,578
Series 2020, RB	4.00%	09/01/2050	635	679,770
Foothill-Eastern Transportation Corridor Agency;
Series 2015, Ref. RB (INS - AGM)(a)(f)	0.00%	01/15/2035	2,745	1,947,072
Series 2021 A, Ref. RB	4.00%	01/15/2046	32,510	35,766,062
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. RB	5.00%	09/01/2035	815	888,397
Fullerton (City of), CA Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. RB(b)(c)	5.00%	09/01/2022	1,090	1,113,207
Series 2012, Ref. RB(b)(c)	5.00%	09/01/2022	1,960	2,001,730
Gilroy Unified School District (Election of 2008);
Series 2009 A, GO Bonds(b)(f)	0.00%	08/01/2029	615	537,907
Series 2009 A, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2029	4,735	4,057,177
Series 2009 A, GO Bonds(b)(f)	0.00%	08/01/2031	2,235	1,864,051
Series 2009 A, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2031	1,415	1,142,292
Glendale Community College District; Series 2020 B, GO Bonds	4.00%	08/01/2050	9,600	10,705,208
Glendora (City of), CA Public Finance Authority; Series 2003 A, RB (INS - NATL)(a)	5.00%	09/01/2024	1,380	1,383,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB(b)(c)	5.30%	06/01/2022	$2,490	$ 2,519,292
Series 2013 A, RB(b)(c)	5.00%	06/01/2023	2,000	2,099,468
Series 2015 A, Ref. RB(b)(c)	5.00%	06/01/2025	1,165	1,299,288
Series 2015, Ref. RB(b)(c)	5.00%	06/01/2025	1,435	1,599,441
Series 2015, Ref. RB(b)(c)	5.00%	06/01/2025	1,760	1,962,873
Series 2017 A-1, Ref. RB(b)(c)	5.00%	06/01/2027	1,000	1,173,926
Series 2018 A-1, Ref. RB(b)(c)	5.00%	06/01/2022	10,690	10,807,847
Series 2018 A-2, Ref. RB(b)(c)	5.00%	06/01/2022	10,300	10,410,944
Series 2021 B-2, Ref. RB(f)	0.00%	06/01/2066	21,000	3,141,464
Golden Valley Unified School District Financing Authority;
Series 2021 A, RB	4.00%	09/01/2046	250	270,504
Series 2021 A, RB	4.00%	09/01/2051	500	539,269
Hollister (City of), CA Redevelopment Agency Successor Agency;
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2030	1,600	1,752,232
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2032	1,305	1,428,741
Hollister Joint Powers Financing Authority; Series 2016, Ref. RB (INS - AGM)(a)	5.00%	06/01/2036	1,270	1,436,883
Hollister School District (Election of 2016); Series 2019 B, GO Bonds	4.00%	09/01/2046	3,675	3,976,782
Imperial (County of), CA (Community Facilities District No. 2004-2 - Improvement Area No. 1); Series 2007, RB	5.90%	09/01/2037	1,430	1,455,252
Independent Cities Finance Authority (Hacienda Valley Estates); Series 2014, Ref. RB	5.00%	11/15/2034	885	945,221
Independent Cities Finance Authority (Rancho del Sol and Grandview East); Series 2012, Ref. RB(b)(c)	5.50%	05/15/2022	1,000	1,010,026
Independent Cities Finance Authority (Union City Tropics); Series 2019, Ref. RB	5.00%	05/15/2048	1,000	1,152,292
Inglewood (City of), CA Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. RB (INS - AMBAC)(a)	5.25%	05/01/2023	255	264,982
Inglewood Unified School District;
Series 2019 C, GO Bonds (INS - BAM)(a)	4.00%	08/01/2038	550	595,574
Series 2019 C, GO Bonds (INS - BAM)(a)	4.00%	08/01/2039	690	746,080
Series 2021 A, GO Bonds (INS - AGM)(a)	4.00%	08/01/2046	1,600	1,774,519
Series 2021 A, GO Bonds (INS - AGM)(a)	4.00%	08/01/2051	7,500	8,281,853
Inland Empire Tobacco Securitization Corp.;
Series 2007 C-1, RB(f)	0.00%	06/01/2036	8,000	3,162,276
Series 2007 C-2, RB(f)	0.00%	06/01/2047	14,000	2,620,629
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, RB	5.00%	09/01/2044	445	477,410
Series 2014, RB	5.00%	09/01/2049	445	477,112
Irvine Ranch Water District; Series 2016, RB(d)(e)	5.25%	02/01/2046	4,305	4,955,491
Irvine Unified School District (Community Facilities District No. 01-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	3,500	3,829,489
Irvine Unified School District (Community Facilities District No. 09-1);
Series 2017 B, RB	5.00%	09/01/2047	500	566,080
Series 2018 A, Ref. RB	5.00%	09/01/2045	1,000	1,134,604
Series 2019 A, RB (INS - BAM)(a)	4.00%	09/01/2044	3,600	3,981,188
Jurupa Community Services District; Series 2021 A, RB	4.00%	09/01/2050	710	761,707
Lake Elsinore (City of), CA;
Series 2019, RB	5.00%	09/01/2050	1,000	1,131,084
Series 2021, RB	4.00%	09/01/2041	350	380,873
Series 2021, RB	4.00%	09/01/2046	450	484,593
Series 2021, RB	4.00%	09/01/2046	290	313,287
Series 2021, RB	4.00%	09/01/2051	700	751,390
Series 2021, RB	4.00%	09/01/2051	310	333,551
Lake Elsinore (City of), CA Public Financing Authority (Canyon Hills IA C);
Series 2012 C, RB(b)(c)	5.00%	09/01/2022	630	643,254
Series 2012 C, RB(b)(c)	5.00%	09/01/2022	335	342,048
Lake Elsinore (City of), CA Public Financing Authority (Villages at Wasson Canyon); Series 2012 A, RB(b)(c)	5.25%	09/01/2022	1,175	1,201,174
Lake Elsinore Unified School District Community Facilities District; Series 2021, RB	4.00%	09/01/2045	380	411,735
Lake Elsinore Unified School District Community Facilities District No. 2006-2 (Improvement Area No. C); Series 2020, RB	4.00%	09/01/2050	4,015	4,294,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Lake Elsniore (City of), CA Community Facilities District No. 2006-1 (Improvement Area II);
Series 2020, RB	4.00%	09/01/2040	$760	$ 824,433
Series 2020, RB	4.00%	09/01/2045	835	900,231
Lammersville Joint Unified School District;
Series 2020, RB	4.00%	09/01/2039	250	271,904
Series 2020, RB	4.00%	09/01/2045	310	334,428
Series 2020, RB	4.00%	09/01/2045	500	539,400
Series 2020, RB	4.00%	09/01/2049	730	783,708
Series 2020, RB	4.00%	09/01/2050	1,000	1,072,827
Lammersville Unified School District (Lammersville School District Community Facilities District No. 2002 - Mountain House);
Series 2012, Ref. RB	5.00%	09/01/2025	420	426,422
Series 2012, Ref. RB	5.10%	09/01/2026	375	380,764
Series 2012, Ref. RB	5.15%	09/01/2027	885	898,383
Series 2012, Ref. RB	5.20%	09/01/2028	1,000	1,014,986
Series 2012, Ref. RB	5.25%	09/01/2029	500	507,525
Series 2012, Ref. RB	5.30%	09/01/2030	500	507,704
Series 2012, Ref. RB	5.38%	09/01/2032	1,000	1,015,451
Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	3,285	3,297,137
Lennox School District; Series 2014, COP (INS - BAM)(a)	5.00%	10/01/2034	1,000	1,022,250
Lincoln (City of), CA Community Facilities District No. 2006-1 (Improvement Area No. 1);
Series 2021, Ref. RB	4.00%	09/01/2030	155	170,022
Series 2021, Ref. RB	4.00%	09/01/2034	210	229,288
Series 2021, Ref. RB	4.00%	09/01/2038	270	293,883
Series 2021, Ref. RB	4.00%	09/01/2043	320	346,106
Long Beach (City of), CA;
Series 2010 A, RB	5.00%	06/01/2040	2,500	2,509,224
Series 2015, RB	5.00%	05/15/2045	2,370	2,529,789
Series 2017 A, RB(i)	5.00%	05/15/2037	1,300	1,504,066
Series 2017 A, RB(i)	5.00%	05/15/2040	14,670	16,941,264
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(i)	5.00%	05/15/2043	8,210	9,459,092
Long Beach (City of), CA Bond Finance Authority;
Series 2007 A, RB	5.50%	11/15/2028	50	60,303
Series 2007 A, RB	5.50%	11/15/2037	1,000	1,364,502
Long Beach (City of), CA Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,050,034
Long Beach (City of), CA Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,409,961
Long Beach Unified School District; Series 2017 A, GO Bonds	5.00%	08/01/2036	8,175	9,346,150
Los Alamitos Unified School District; Series 2013, GO Bonds(l)	6.01%	08/01/2040	1,660	1,772,702
Los Alamitos Unified School District (Capital); Series 2012, COP(l)	5.95%	08/01/2034	1,200	1,342,115
Los Angeles (City of), CA Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. RB	5.00%	09/01/2031	590	642,100
Los Angeles (City of), CA Department of Airports;
Series 2015 A, RB(i)	5.00%	05/15/2033	4,365	4,778,320
Series 2015 A, RB(i)	5.00%	05/15/2034	5,795	6,345,618
Series 2018 B, Ref. RB(i)	5.00%	05/15/2032	3,500	4,087,655
Series 2018 B, Ref. RB(e)(i)	5.00%	05/15/2033	15,145	17,674,336
Series 2018 B, Ref. RB(e)(i)	5.00%	05/15/2034	12,000	13,993,831
Series 2018 C, RB(i)	5.00%	05/15/2038	2,500	2,874,091
Series 2020 C, RB(i)	4.00%	05/15/2050	20,000	21,744,722
Series 2021 A, Ref. RB(i)	5.00%	05/15/2046	26,450	31,684,138
Series 2022 B, RB	4.00%	05/15/2048	12,000	13,563,462
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2013, RB(i)	5.00%	05/15/2043	3,000	3,121,154
Series 2019, RB(i)	5.00%	05/15/2049	24,745	28,552,983
Los Angeles (City of), CA Department of Water & Power;
Series 2017 A, Ref. RB	5.00%	07/01/2041	8,250	9,496,166
Series 2017 C, RB	5.00%	07/01/2042	15,525	18,010,282
Series 2018 C, RB(e)	5.00%	07/01/2047	16,500	19,077,807
Series 2022, RB	5.00%	07/01/2051	10,000	12,253,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Harbor Department; Series 2014 A, Ref. RB(i)	5.00%	08/01/2036	$1,000	$ 1,082,955
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds); Series 2019 A, RB	5.00%	07/01/2044	7,000	8,368,803
Los Angeles Community College District (Election of 2008); Series 2013 F, GO Bonds(b)(c)	4.00%	08/01/2023	10,000	10,423,642
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, COP (INS - AMBAC)(a)(f)	0.00%	08/01/2024	1,265	1,206,718
Lynwood (City of), CA Public Financing Authority (Measure M); Series 2019 A, RB (INS - AGM)(a)	5.25%	06/01/2048	3,185	3,804,026
Madera (County of), CA (Valley Children’s Hospital); Series 1995, COP (INS - NATL)(a)	5.75%	03/15/2028	85	91,565
Madera (County of), CA Community Facilities District No. 2017-1 (Tesoro Viejo);
Series 2020, RB	4.00%	09/01/2045	2,060	2,211,313
Series 2020, RB	4.00%	09/01/2051	3,560	3,802,781
Madera Unified School District; Series 2019, GO Bonds	4.00%	08/01/2044	8,945	9,926,292
Manteca Unified School District;
Series 2017 B, GO Bonds	4.00%	08/01/2042	9,325	10,398,897
Series 2020 C, GO Bonds	4.00%	08/01/2045	2,750	3,114,239
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 B, RB	5.00%	09/01/2038	250	278,367
Series 2020 A, RB	4.00%	09/01/2040	700	750,471
Series 2020 B, RB	4.00%	09/01/2040	700	749,736
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2038	50	50,012
McFarland Unified School District (Election of 2012); Series 2014 A, GO Bonds(b)(c)	5.50%	11/01/2024	1,750	1,946,256
Menifee (City of), CA; Series 2022 A, RB	4.00%	09/01/2051	1,430	1,515,640
Menifee (City of), CA (Meadow Run); Series 2022, RB	4.00%	09/01/2051	570	605,573
Menifee Union School District;
Series 2019, RB	5.00%	09/01/2044	1,500	1,706,738
Series 2020 C, GO Bonds (INS - AGM)(a)	3.00%	08/01/2040	1,500	1,540,264
Series 2020 C, GO Bonds (INS - AGM)(a)	3.00%	08/01/2045	2,200	2,237,102
Series 2021, RB	4.00%	09/01/2044	560	605,710
Series 2021, RB	4.00%	09/01/2045	975	1,045,861
Series 2021, RB	4.00%	09/01/2051	675	722,832
Series 2021, RB	4.00%	09/01/2051	1,825	1,943,836
Menifee Union School District (Community Facilities District No. 2006-2); Series 2020, Ref. RB	4.00%	09/01/2045	705	760,930
Menifee Union School District (Community Facilities District No. 2011-1 - Improvement Area No. 3);
Series 2018, RB	5.00%	09/01/2043	1,000	1,109,949
Series 2018, RB	5.00%	09/01/2048	1,500	1,658,474
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2035	940	660,873
Menifee Union School District Public Financing Authority; Series 2017 A, RB (INS - NATL)(a)	5.00%	09/01/2033	1,000	1,126,215
Merced City School District (Election of 2014); Series 2018, GO Bonds	5.00%	08/01/2048	3,020	3,566,390
Moorpark Unified School District (Election of 2008); Series 2009 A, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2031	840	668,090
Moreno Valley Unified School District (Community Facilities District No. 2004-4); Series 2015, RB	5.00%	09/01/2045	2,050	2,216,762
Moreno Valley Unified School District (Community Facilities District No. 2015-2);
Series 2019, RB	5.00%	09/01/2044	435	479,351
Series 2019, RB	5.00%	09/01/2048	485	532,965
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2045	6,075	6,805,202
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2050	12,000	13,294,819
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2055	6,500	7,169,345
Series 2020 B, RB (INS - BAM)(a)	4.00%	12/01/2040	1,940	2,196,312
Series 2020 B, RB (INS - BAM)(a)	4.00%	12/01/2043	6,800	7,647,014
Mountain View Shoreline Regional Park Community; Series 2018 A, RB (INS - AGM)(a)	5.00%	08/01/2048	2,000	2,325,205
M-S-R Public Power Agency; Series 1991 E, RB(b)	6.00%	07/01/2022	20	20,356
Mt. San Antonio Community College District (Election of 2008); Series 2013 A, GO Bonds(l)	6.25%	08/01/2043	2,035	2,211,472
Murrieta (City of), CA (Community Facilities District No. 2005-5); Series 2017, RB	5.00%	09/01/2042	655	735,407
Norco (City of), CA Community Redevelopment Agency Successor Agency (Project Area No. 1); Series 2014, Ref. RB (INS - BAM)(a)	5.00%	03/01/2030	1,500	1,611,837
Northern California Energy Authority; Series 2018 A, RB(c)	4.00%	07/01/2024	10,000	10,510,128
Northern California Tobacco Securitization Authority; Series 2021 A, Ref. RB	4.00%	06/01/2049	3,755	4,079,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Northern Humboldt Union High School District (Election of 2010); Series 2015 C, GO Bonds(b)(c)	5.00%	08/01/2025	$4,115	$ 4,626,169
Oak Grove School District (Election of 2008);
Series 2018 E, Ref. GO Bonds(l)	5.00%	08/01/2038	8,680	5,380,549
Series 2018 E, Ref. GO Bonds(l)	5.00%	08/01/2042	5,755	3,515,098
Oakland Unified School District (County of Alameda); Series 2015 A, GO Bonds(b)(c)	5.00%	08/01/2025	1,070	1,197,200
Oceanside Unified School District (Election of 2008); Series 2019 E, GO Bonds	4.00%	08/01/2048	2,500	2,759,331
Ontario (City of), CA; Series 2021, RB	4.00%	09/01/2051	500	539,269
Ontario (City of), CA Community Facilities District No. 25 (Park Place Facilities Phase II); Series 2019, RB	5.00%	09/01/2049	1,000	1,101,370
Ontario (City of), CA Community Facilities District No. 40 (Emerald Park Facilities); Series 2020, RB	4.00%	09/01/2050	780	842,793
Ontario (City of), CA Community Facilities District No. 43 (Park Place Facilities Phase IV); Series 2020, RB	4.00%	09/01/2050	1,000	1,074,379
Ontario (City of), CA Community Facilities District No. 45;
Series 2020, RB	4.00%	09/01/2043	280	302,993
Series 2020, RB	4.00%	09/01/2051	1,110	1,189,990
Orange (County of), CA (Community Facilities District No. 2016-1); Series 2016 A, RB	5.00%	08/15/2031	1,350	1,502,904
Orange (County of), CA Community Facilities District (Village of Esencia);
Series 2020, RB	4.00%	08/15/2045	845	911,354
Series 2020, RB	4.00%	08/15/2050	700	750,736
Orange (County of), CA Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, RB	5.00%	08/15/2035	125	136,468
Series 2015 A, RB	5.25%	08/15/2045	1,810	1,978,441
Orange (County of), CA Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, RB	5.00%	08/15/2046	2,000	2,201,359
Orange (County of), CA Local Transportation Authority; Series 2019, RB	5.00%	02/15/2041	14,055	17,030,758
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	1,250	1,342,925
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2033	1,500	1,610,820
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2034	850	912,407
Palm Desert (City of), CA;
Series 2021 A, Ref. RB	4.00%	09/01/2026	300	321,036
Series 2021 A, Ref. RB	4.00%	09/01/2027	315	340,187
Series 2021 A, Ref. RB	4.00%	09/01/2030	250	274,584
Series 2021 A, Ref. RB	4.00%	09/01/2033	275	301,430
Series 2021 A, Ref. RB	4.00%	09/01/2036	300	327,642
Palm Desert (City of), CA Financing Authority (Project Area No. 2); Series 2003, RB (INS - NATL)(a)	5.00%	08/01/2033	40	40,564
Palm Springs (City of), CA Community Redevelopment Agency Successor Agency; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	09/01/2032	445	485,872
Palomar Community College District; Series 2010, GO Bonds(l)	6.38%	08/01/2045	3,330	3,580,301
Palomar Health; Series 2017, Ref. RB	5.00%	11/01/2042	4,835	5,571,635
Perris (City of), CA Joint Powers Authority (Green Valley West Elementary);
Series 2021, RB	4.00%	09/01/2044	1,060	1,136,057
Series 2021, RB	4.00%	09/01/2051	1,225	1,301,005
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2029	235	260,190
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2030	290	321,085
Perris Union High School District;
Series 2019 A, GO Bonds (INS - AGM)(a)	4.00%	09/01/2043	10,225	11,595,289
Series 2019 A, GO Bonds (INS - AGM)(a)	4.00%	09/01/2048	12,930	14,557,277
Series 2019, Ref. COP (INS - BAM)(a)	5.00%	10/01/2048	3,000	3,599,290
Piedmont Unified School District; Series 2019, GO Bonds	3.00%	08/01/2045	4,375	4,440,875
Pixley Union School District (Election of 2014); Series 2014 A, GO Bonds(b)(c)	5.25%	08/01/2024	1,000	1,095,221
Poway Unified School District (Del Sur East II); Series 2020, RB (INS - AGM)(a)	4.00%	09/01/2050	4,255	4,754,085
Poway Unified School District Public Financing Authority; Series 2015 B, Ref. RB (INS - BAM)(a)	5.00%	09/01/2035	1,950	2,173,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Rancho Cordova (City of), CA;
Series 2021, RB	4.00%	09/01/2041	$390	$ 420,612
Series 2021, RB	4.00%	09/01/2046	225	238,747
Series 2021, RB	4.00%	09/01/2046	585	625,985
Series 2021, RB	4.00%	09/01/2050	200	211,249
Series 2021, RB	4.00%	09/01/2050	500	532,884
Rancho Cordova (City of), CA Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. RB	5.00%	09/01/2027	1,000	1,015,383
Rancho Mirage Community Facilities District (Del Webb);
Series 2021, RB	4.00%	09/01/2046	380	407,400
Series 2021, RB	4.00%	09/01/2051	325	347,666
Ravenswood School District;
Series 2018, GO Bonds	5.00%	08/01/2031	500	573,469
Series 2018, GO Bonds	5.00%	08/01/2033	500	573,009
Series 2018, GO Bonds	5.00%	08/01/2035	750	858,823
Redding (City of), CA Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, RB (INS - NATL)(a)	5.00%	09/01/2023	1,400	1,404,196
Regents of the University of California;
Series 2016 AI, RB(e)	5.00%	05/15/2038	15,000	15,679,350
Series 2016 L, Ref. RB(d)(e)	5.00%	05/15/2041	3,420	3,857,830
Rialto Unified School District;
Series 2019 A, GO Bonds (INS - BAM)(a)(f)	0.00%	08/01/2042	8,125	4,394,384
Series 2019 A, GO Bonds (INS - BAM)(a)(f)	0.00%	08/01/2043	4,500	2,336,613
Rio Hondo Community College District (Election of 2004); Series 2010 C, GO Bonds(l)	6.63%	08/01/2042	10,530	13,613,738
Riverbank (City of), CA Redevelopment Agency; Series 2007 B, RB	5.00%	08/01/2032	205	204,634
Riverside (City of), CA (Community Facilities District No. 92-1); Series 2005 A, RB	5.30%	09/01/2034	1,050	1,062,919
Riverside (County of), CA Community Facilities District No. 07-2 (Clinton Keith);
Series 2015, RB	5.00%	09/01/2044	1,000	1,086,871
Series 2017, RB	5.00%	09/01/2045	535	601,728
Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor);
Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	10/01/2034	1,000	1,176,017
Series 2017 A, Ref. RB (INS - BAM)(a)	4.00%	10/01/2040	500	549,168
Riverside (County of), CA Redevelopment Successor Agency (Jurupa Valley Redevelopment);
Series 2011, RB(b)(c)	7.75%	10/01/2024	1,000	1,161,751
Series 2011, RB(b)(c)	8.00%	10/01/2024	1,000	1,166,678
Riverside Unified School District;
Series 2021, RB	4.00%	09/01/2041	275	296,839
Series 2021, RB	4.00%	09/01/2050	600	642,766
Riverside Unified School District (Community Facilities District No. 32);
Series 2020, RB	4.00%	09/01/2045	290	312,852
Series 2020, RB	4.00%	09/01/2050	610	654,424
Riverside Unified School District (Election of 2016);
Series 2019 B, GO Bonds	3.00%	08/01/2038	1,740	1,793,259
Series 2019 B, GO Bonds	3.00%	08/01/2039	4,250	4,352,768
Series 2019 B, GO Bonds	3.00%	08/01/2040	2,770	2,819,692
Romoland School District (Community Facilities District No. 2004-1); Series 2015, Ref. RB	5.00%	09/01/2038	1,000	1,089,752
Root Creek Water District Community Facilities District No. 2016-1 Improvement Area No. 1;
Series 2021, RB	4.00%	09/01/2041	430	470,086
Series 2021, RB	4.00%	09/01/2046	650	704,429
Root Creek Water District Community Facilities District No. 2016-1 Improvement Area No. 2; Series 2021, RB	4.00%	09/01/2050	465	501,913
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities);
Series 2020, RB	4.00%	09/01/2039	375	406,044
Series 2020, RB	4.00%	09/01/2045	350	375,709
Series 2020, RB	4.00%	09/01/2050	475	507,388
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2043	2,000	2,311,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Sacramento (City of), CA (North Natomas Community Facilities District No. 4);
Series 2015, Ref. RB	5.00%	09/01/2032	$1,290	$ 1,412,645
Series 2015, Ref. RB	5.00%	09/01/2033	1,200	1,312,237
Sacramento (County of), CA;
Series 2018 C, Ref. RB(i)	5.00%	07/01/2038	2,200	2,534,912
Series 2018 C, Ref. RB(i)	5.00%	07/01/2039	9,495	10,925,062
Series 2021, RB	4.00%	09/01/2046	650	704,990
Sacramento (County of), CA Housing Authority; Series 2002 C, RB (INS - AMBAC)(a)(i)	5.25%	06/01/2027	760	760,740
San Bernardino (City of), CA Joint Powers Financing Authority; Series 1999, Ref. COP (INS - NATL)(a)	5.50%	09/01/2024	10	10,036
San Bernardino Community College District (Election of 2018); Series 2019 A, GO Bonds(b)(c)	4.00%	08/16/2027	17,735	20,130,633
San Bernardino Mountains Community Hospital District;
Series 2007 A, COP	5.00%	02/01/2027	790	791,164
Series 2007 A, COP	5.00%	02/01/2037	3,235	3,239,139
San Diego (City of), CA Housing Authority; Series 2011 B, RB	5.00%	05/01/2029	3,000	3,007,163
San Diego (City of), CA Public Facilities Financing Authority; Series 2012 A, Ref. RB(b)(c)	5.00%	08/01/2022	1,295	1,318,174
San Diego (County of), CA Redevelopment Agency; Series 2005 A, Ref. RB(i)	5.75%	12/01/2032	4,445	4,457,697
San Diego (County of), CA Regional Airport Authority;
Series 2017 B, RB(i)	5.00%	07/01/2037	1,000	1,136,443
Series 2019 B, Ref. RB(i)	4.00%	07/01/2044	1,000	1,077,922
Series 2019 B, Ref. RB(i)	5.00%	07/01/2049	4,000	4,593,056
Series 2021 B, RB(i)	4.00%	07/01/2051	2,000	2,174,966
Series 2021 B, RB(i)	5.00%	07/01/2051	15,000	17,717,510
San Diego (County of), CA Regional Transportation Commission; Series 2014 A, RB(b)(c)(e)	5.00%	04/01/2024	2,980	3,214,190
San Diego Unified School District (Election of 2012); Series 2017 I, GO Bonds	4.00%	07/01/2047	14,155	15,659,795
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2012 A, Ref. RB(b)(c)(i)	5.00%	05/02/2022	1,000	1,007,239
Second Series 2018 D, RB(i)	5.00%	05/01/2048	8,250	9,430,334
Second Series 2022 A, Ref. RB(i)	5.00%	05/01/2052	5,150	6,160,292
Series 2017 A, RB(i)	5.00%	05/01/2042	1,930	2,183,330
Series 2017 A, RB(i)	5.00%	05/01/2047	5,275	5,932,270
Series 2018 D, RB(i)	5.00%	05/01/2043	12,020	13,806,573
Series 2019 E, RB(i)	5.00%	05/01/2050	31,575	36,183,052
San Francisco (City & County of), CA Community Facilities District No. 2016-1;
Series 2020, RB	4.00%	09/01/2042	550	585,048
Series 2020, RB	4.00%	09/01/2050	1,025	1,079,206
San Francisco (City & County of), CA Community Facilities District No. 2016-1 (Treasure Island); Series 2022, RB(h)	4.00%	09/01/2052	2,000	2,089,820
San Francisco (City & County of), CA Public Utilities Commission; Series 2018 B, RB	5.00%	10/01/2043	7,250	8,552,270
San Francisco (City & County of), CA Redevelopment Agency Successor Agency; Series 2013 B, RB	5.00%	08/01/2031	500	506,000
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Hunters Point Shipyard Phase One Improvements); Series 2014, Ref. RB	5.00%	08/01/2044	2,865	3,007,253
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, RB	5.00%	08/01/2043	1,060	1,151,529
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. RB	5.00%	08/01/2033	500	505,816
San Francisco (City of), CA Bay Area Rapid Transit District; Series 2012 A, Ref. RB(b)(c)	5.00%	07/01/2022	730	740,530
San Francisco Bay Area Rapid Transit District; Series 2017 A-1, GO Bonds(d)(e)	5.00%	08/01/2047	3,425	3,970,598
San Gorgonio Memorial Health Care District; Series 2014, Ref. GO Bonds	5.00%	08/01/2032	500	527,631
San Jacinto Unified School District Financing Authority; Series 2017, Ref. RB	5.00%	09/01/2043	250	271,694
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. RB	5.25%	01/15/2044	2,000	2,174,750
Series 2021 A, Ref. RB	4.00%	01/15/2044	1,705	1,887,200
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(i)	6.20%	01/01/2041	3,150	3,151,039
San Jose (City of), CA (Fallen Leaves Apartments); Series 2002 J-1, RB (INS - AMBAC)(a)(i)	5.10%	12/01/2032	4,025	4,028,130
San Jose (City of), CA (Improvement District No. 99-218SJ); Series 2001 24-Q, RB(b)(c)	5.88%	03/02/2022	35	36,050
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	5,100	5,111,222
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, GO Bonds (INS - AGM)(a)(f)	0.00%	09/01/2031	3,110	2,519,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Leandro Unified School District (Election of 2016); Series 2019 B, GO Bonds (INS - BAM)(a)	4.00%	08/01/2043	$5,000	$ 5,604,966
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2030	1,500	1,505,510
San Marcos Unified School District; Series 2019, RB	5.00%	09/01/2048	750	826,035
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program); Series 2019, RB	4.00%	08/01/2044	5,000	5,657,949
San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds(l)	6.63%	08/01/2042	1,010	1,111,088
San Mateo (County of), CA Joint Powers Financing Authority (Capital); Series 2018 A, RB	5.00%	07/15/2043	18,075	21,562,729
San Mateo County Community College District (Election of 2014); Series 2018 B, GO Bonds	5.00%	09/01/2045	10,000	12,101,381
San Rafael Elementary School District; Series 2019 C, GO Bonds	4.00%	08/01/2047	2,950	3,227,425
Santa Barbara (County of), CA;
Series 2018 B, COP(i)	5.00%	12/01/2037	12,695	15,107,190
Series 2018 B, COP(i)	5.00%	12/01/2038	5,000	5,951,402
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(i)	5.85%	08/01/2031	960	962,802
Series 2001 A, RB(i)	6.00%	08/01/2041	2,070	2,117,152
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	4,010	4,013,048
Santa Clarita Community College District; Series 2019, GO Bonds	3.00%	08/01/2044	1,410	1,430,940
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, RB	5.63%	09/01/2036	960	1,007,594
Series 2013, RB	5.63%	09/01/2043	960	1,005,675
Santa Monica (City of), CA Redevelopment Agency;
Series 2011, RB	5.88%	07/01/2036	1,750	1,766,582
Series 2011, RB	5.88%	07/01/2042	2,600	2,624,738
Saugus Union School District Financing Authority; Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2049	1,250	1,368,446
Sebastopol Union School District;
Series 2020 A, GO Bonds	4.00%	08/01/2041	500	545,665
Series 2020 A, GO Bonds	5.00%	08/01/2049	2,535	2,952,087
Signal Hill (City of), CA Redevelopment Agency Successor Agency; Series 2011, RB	7.00%	10/01/2026	1,720	1,726,960
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(f)	0.00%	06/01/2036	22,420	10,177,288
Series 2007 A, RB(f)	0.00%	06/01/2041	10,000	3,404,327
Series 2007 B, RB(f)	0.00%	06/01/2047	12,650	2,951,378
Series 2007 C, RB(f)	0.00%	06/01/2056	60,800	7,268,233
Simi Valley Unified School District; Series 2019 B, GO Bonds	4.00%	08/01/2048	2,000	2,216,142
Simi Valley Unified School District (Election of 2004);
Series 2007 C, GO Bonds (INS - AGM)(a)(f)	0.00%	08/01/2028	3,480	3,047,960
Series 2007 C, GO Bonds (INS - AGM)(a)(f)	0.00%	08/01/2030	2,765	2,288,099
South El Monte (City of), CA Improvement District Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2035	4,150	4,614,882
South Orange (County of), CA Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. RB	5.00%	08/15/2034	895	917,093
Southern California Public Power Authority;
Series 2007 A, RB	5.25%	11/01/2022	470	483,210
Series 2007 A, RB	5.25%	11/01/2023	50	53,182
Series 2007 A, RB	5.25%	11/01/2026	250	288,202
Series 2007 A, RB	5.25%	11/01/2027	2,255	2,653,394
Series 2007 A, RB	5.00%	11/01/2028	205	242,267
Series 2007 A, RB	5.00%	11/01/2029	165	197,672
Series 2007 A, RB	5.00%	11/01/2033	2,085	2,626,699
Series 2014 A, RB	5.00%	07/01/2035	13,000	14,061,273
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2039	750	872,368
Series 2019, Ref. RB	5.00%	06/01/2048	6,000	6,949,559
Series 2019, Ref. RB(f)	0.00%	06/01/2054	20,000	3,731,812
Stockton (City of), CA Redevelopment Agency Successor Agency; Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	1,000	1,140,865
Sulphur Springs Union School District; Series 2020, RB	4.00%	09/01/2050	1,225	1,314,213
Susanville (City of), CA (Natural Gas Enterprise Ref.); Series 2019, Ref. RB (INS - AGM)(a)	4.00%	06/01/2045	3,325	3,762,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Tahoe-Truckee Unified School District;
Series 2016 B, GO Bonds	5.00%	08/01/2039	$3,000	$ 3,406,468
Series 2016 B, GO Bonds	5.00%	08/01/2041	950	1,077,418
Tejon Ranch Public Facilities Finance Authority; Series 2020, RB	4.00%	09/01/2050	4,750	5,084,892
Tender Option Bond Trust Receipts/Certificates;
Series 2022, COP(e)	4.00%	03/01/2050	15,330	17,079,455
Series 2022-XX1175, RB(d)(e)	4.00%	05/15/2051	15,000	16,745,420
Series 2022-XX1176, RB(d)(e)	4.00%	11/01/2050	16,935	19,040,285
Three Rivers Levee Improvement Authority;
Series 2021, Ref. RB	4.00%	09/01/2036	1,075	1,180,821
Series 2021, Ref. RB	4.00%	09/01/2041	2,840	3,101,187
Series 2021, Ref. RB	4.00%	09/01/2046	2,700	2,921,445
Tobacco Securitization Authority of Southern California; Series 2006, RB(f)	0.00%	06/01/2046	3,000	567,041
Torrance Unified School District (Election of 2008); Series 2009, GO Bonds(f)	0.00%	08/01/2034	3,600	2,239,111
Transbay Joint Powers Authority (Green Bonds);
Series 2020 A, RB	5.00%	10/01/2037	600	733,307
Series 2020 A, RB	5.00%	10/01/2040	1,000	1,215,153
Series 2020 A, RB	5.00%	10/01/2045	1,000	1,204,287
Series 2020 A, RB	5.00%	10/01/2049	1,100	1,318,555
Series 2020 B, RB	5.00%	10/01/2035	250	302,671
Series 2020 B, RB	5.00%	10/01/2038	300	362,028
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	2,000	2,226,365
University of California;
Series 2016 AR, Ref. RB(e)	5.00%	05/15/2037	12,840	14,589,748
Series 2017 AV, RB	5.00%	05/15/2042	5,000	5,803,739
Series 2018 AZ, Ref. RB	5.00%	05/15/2043	16,000	19,083,381
Series 2018 AZ, Ref. RB	4.00%	05/15/2048	2,000	2,228,262
Series 2018 AZ, Ref. RB	5.00%	05/15/2048	4,000	4,747,467
Series 2020 BE, Ref. RB	4.00%	05/15/2047	12,975	14,544,832
Series 2021 BH, Ref. RB	4.00%	05/15/2046	14,320	16,187,454
University of California (Limited); Series 2018 O, Ref. RB	5.00%	05/15/2048	3,000	3,552,864
Upland (City of), CA Community Facilities District No. 2003-2 (Improvement Area No. 2);
Series 2015, Ref. RB	5.00%	09/01/2029	1,030	1,101,525
Series 2015, Ref. RB	5.00%	09/01/2030	1,080	1,155,611
Upland (City of), CA Community Facilities District No. 2015-1 (Improvement Area No. 1); Series 2019 A, RB	4.00%	09/01/2049	750	800,947
Upland Community Facilities District;
Series 2021 A, RB	4.00%	09/01/2040	260	282,589
Series 2021 A, RB	4.00%	09/01/2045	165	177,761
Series 2021 A, RB	4.00%	09/01/2051	260	278,535
Val Verde Unified School District (Election of 2020); Series 2021 B, GO Bonds (INS - AGM)(a)	4.00%	08/01/2051	11,210	12,630,931
Valley (City of), CA Sanitary District; Series 2005, RB	5.20%	09/02/2030	1,320	1,339,866
Vernon (City of), CA;
Series 2012 A, RB(b)	5.13%	08/01/2033	1,000	1,017,988
Series 2012 A, RB(b)	5.50%	08/01/2041	4,000	4,078,138
Vernon (City of), CA Redevelopment Agency; Series 2005, RB (INS - NATL)(a)	5.00%	09/01/2035	65	66,351
Victor Valley Community College District (Election of 2008); Series 2020 D, GO Bonds	4.00%	08/01/2050	12,850	14,314,468
Victorville (City of), CA (Community Facilities District No. 07-01); Series 2012 A, RB	5.35%	09/01/2042	485	492,151
Vista Unified School District; Series 2019 A, GO Bonds	4.00%	08/01/2044	1,000	1,130,122
West Contra Costa Unified School District;
Series 2005, GO Bonds (INS - NATL)(a)(f)	0.00%	08/01/2025	2,500	2,347,673
Series 2020 E, GO Bonds (INS - AGM)(a)	3.00%	08/01/2045	6,465	6,574,029
West Covina Public Financing Authority; Series 2018 A, Ref. RB	5.00%	05/01/2031	445	514,517
West Patterson Financing Authority;
Series 2021, RB	4.00%	09/01/2043	600	642,518
Series 2021, RB	4.00%	09/01/2046	745	793,412
Series 2021, RB	4.00%	09/01/2049	1,775	1,885,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
West Patterson Financing Authority (Community Facilities Distrct No. 2015-1);
Series 2015, RB	5.25%	09/01/2035	$610	$ 664,241
Series 2015, RB	5.25%	09/01/2045	1,550	1,674,939
West Sacramento (City of), CA; Series 2019, RB	5.00%	09/01/2037	860	968,957
West Sacramento (City of), CA (Community Facilities District No. 29); Series 2019, RB	5.00%	09/01/2044	1,065	1,190,799
Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	1,500	1,602,911
Woodland (City of), CA Community Facilities District 1; Series 2019, RB	5.00%	09/01/2044	2,150	2,375,325
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(a)(f)	0.00%	08/01/2024	4,685	4,524,035
Yuba Community College District; Series 2017, Ref. GO Bonds	4.00%	08/01/2047	4,285	4,687,971
				2,232,686,420

Guam-0.76%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2042	1,120	1,200,017
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	2,750	3,024,545
Guam (Territory of) International Airport Authority;
Series 2013 C, RB(b)(c)(i)	6.00%	10/01/2023	715	768,527
Series 2013 C, RB(b)(c)(i)	6.13%	10/01/2023	2,055	2,212,852
Series 2013 C, RB(b)(c)(i)	6.25%	10/01/2023	395	426,112
Series 2013 C, RB (INS - AGM)(a)(i)	6.00%	10/01/2034	285	304,481
Series 2013 C, RB(i)	6.25%	10/01/2034	605	643,311
Series 2013 C, RB (INS - AGM)(a)(i)	6.13%	10/01/2043	445	476,357
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2023	250	255,281
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	320	326,558
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2030	570	582,012
Guam (Territory of) Waterworks Authority;
Series 2014 A, Ref. RB	5.00%	07/01/2035	765	814,229
Series 2020 A, RB	5.00%	01/01/2050	3,460	4,043,885
Port Authority of Guam; Series 2018 A, RB	5.00%	07/01/2048	1,825	2,064,073
				17,142,240

Northern Mariana Islands-0.10%
Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(i)	6.25%	03/15/2028	785	779,661
Series 2005 A, RB(i)	5.50%	03/15/2031	1,550	1,496,501
				2,276,162

Puerto Rico-4.47%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	1,920	1,970,741
Series 2002, RB	5.50%	05/15/2039	8,655	8,882,150
Series 2002, RB	5.63%	05/15/2043	730	743,834
Puerto Rico (Commonwealth of);
Series 2006 A, GO Bonds(j)	5.25%	07/01/2030	500	503,125
Series 2009 B, Ref. GO Bonds(j)	6.50%	07/01/2037	3,000	3,067,500
Series 2009 B, Ref. GO Bonds(j)	5.75%	07/01/2038	1,020	1,005,975
Series 2009 B, Ref. GO Bonds(j)	6.00%	07/01/2039	2,500	2,534,375
Series 2011 C, Ref. GO Bonds (INS - AGM)(a)	6.00%	07/01/2036	80	80,077
Series 2011 C, Ref. GO Bonds(j)	6.50%	07/01/2040	1,000	980,001
Series 2011 E, Ref. GO Bonds(j)	5.38%	07/01/2030	1,450	1,421,000
Series 2012 A, Ref. GO Bonds(j)	5.50%	07/01/2026	5,000	4,750,009
Series 2012 A, Ref. GO Bonds(j)	5.50%	07/01/2027	1,615	1,538,290
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	1,600	1,715,213
Series 2022 A, Ref. RB(h)	5.00%	07/01/2037	1,500	1,781,414
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2012 A, RB(j)	5.00%	07/01/2042	4,000	4,125,000
Series 2012 A, RB(j)	5.05%	07/01/2042	1,000	1,031,250
Series 2013 A, RB(j)	6.75%	07/01/2036	7,350	7,790,998
Series 2016 E-4, RB(j)	10.00%	07/01/2022	151	165,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico-(continued)
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 CC, Ref. RB(j)	5.50%	07/01/2030	$2,500	$2,881,249

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 1995 A, RB	5.63%	07/01/2022	325	325,000

Series 2000, RB(i)	6.63%	06/01/2026	6,055	6,266,925

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2012, Ref. RB	5.13%	04/01/2032	170	172,678

Series 2012, Ref. RB	5.38%	04/01/2042	225	228,937

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2009 P, Ref. RB(j)	6.75%	07/01/2036	5,000	5,743,750

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(f)	0.00%	07/01/2024	191	181,777

Series 2018 A-1, RB(f)	0.00%	07/01/2027	1,524	1,350,981

Series 2018 A-1, RB(f)	0.00%	07/01/2031	1,616	1,262,053

Series 2018 A-1, RB(f)	0.00%	07/01/2033	11,974	8,720,910

Series 2018 A-1, RB	4.50%	07/01/2034	419	452,914

Series 2018 A-1, RB	4.55%	07/01/2040	342	378,874

Series 2018 A-1, RB(f)	0.00%	07/01/2046	8,788	2,854,879

Series 2018 A-1, RB(f)	0.00%	07/01/2051	13,879	3,266,935

Series 2018 A-1, RB	4.75%	07/01/2053	2,510	2,775,921

Series 2018 A-1, RB	5.00%	07/01/2058	11,595	13,003,236

Series 2019 A-2, RB	4.33%	07/01/2040	2,154	2,358,703

Series 2019 A-2, RB	4.54%	07/01/2053	65	71,088

Series 2019 A-2, RB	4.78%	07/01/2058	865	956,681

Series 2019 A-2B, RB	4.55%	07/01/2040	926	1,025,841

University of Puerto Rico; Series 2006 P, Ref. RB	5.00%	06/01/2030	2,190	2,151,675

				100,517,650

Virgin Islands-0.23%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB(i)	5.00%	09/01/2029	1,645	1,639,713

Series 2014 A, Ref. RB(i)	5.00%	09/01/2033	1,500	1,467,681

Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(h)	5.00%	09/01/2030	1,000	1,099,874

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2012 A, RB	5.00%	10/01/2032	840	843,692

				5,050,960

Total Municipal Obligations (Cost $2,267,443,711)				2,357,673,432

U.S. Dollar Denominated Bonds & Notes-0.03%
California-0.03%
CalPlant I LLC;
Series 21A(h)	9.50%	10/12/2022	160	159,923

Series 21B(h)	9.50%	10/12/2022	605	604,492

Total U.S. Dollar Denominated Bonds & Notes (Cost $765,000)				764,415

TOTAL INVESTMENTS IN SECURITIES(m)-104.87% (Cost $2,268,208,711)				2,358,437,847

FLOATING RATE NOTE OBLIGATIONS-(5.28)%
Notes with interest and fee rates ranging from 0.74% to 0.75% at 02/28/2022 and contractual maturities of collateral ranging from 05/15/2033 to 04/01/2056 (See Note 1K)(n)				(118,645,000)

BORROWINGS-(0.86)%				(19,400,000)

OTHER ASSETS LESS LIABILITIES-1.27%				28,501,588

NET ASSETS-100.00%				$2,248,894,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco California Municipal Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corp.
GO	- General Obligation
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $33,690,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.

(f)	Zero coupon bond issued at a discount.

(g)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.

(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $120,162,729, which represented 5.34% of the Fund’s Net Assets.

(i)	Security subject to the alternative minimum tax.

(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $40,003,213, which represented 1.78% of the Fund’s Net Assets.

(k)	Restricted security. The aggregate value of these securities at February 28, 2022 was $2,822,000, which represented less than 1% of the Fund’s Net Assets.

(l)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $195,777,413 are held by TOB Trusts and serve as collateral for the $118,645,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco California Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $2,268,208,711)	$2,358,437,847

Cash	3,131,351

Receivable for:
Investments sold	1,268,200

Fund shares sold	5,993,295

Interest	23,219,069

Investments matured, at value (Cost $2,060,736)	2,227,843

Investment for trustee deferred compensation and retirement plans	159,056

Other assets	514,631

Total assets	2,394,951,292

Liabilities:
Floating rate note obligations	118,645,000

Payable for:
Borrowings	19,400,000

Investments purchased	1,784,280

Dividends	2,748,297

Fund shares reacquired	2,285,367

Accrued fees to affiliates	812,462

Accrued interest expense	7,431

Accrued trustees’ and officers’ fees and benefits	59,321

Accrued other operating expenses	101,702

Trustee deferred compensation and retirement plans	212,997

Total liabilities	146,056,857

Net assets applicable to shares outstanding	$2,248,894,435

Net assets consist of:

Shares of beneficial interest	$2,415,767,312

Distributable earnings (loss)	(166,872,877)

$2,248,894,435

Net Assets:
Class A	$1,449,851,445

Class C	$144,066,958

Class Y	$654,169,358

Class R6	$806,674

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	163,323,847

Class C	16,309,776

Class Y	73,674,645

Class R6	90,554

Class A:
Net asset value per share	$8.88

Maximum offering price per share (Net asset value of $8.88 ÷ 95.75%)	$9.27

Class C:
Net asset value and offering price per share	$8.83

Class Y:
Net asset value and offering price per share	$8.88

Class R6:
Net asset value and offering price per share	$8.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco California Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$82,834,233

Expenses:
Advisory fees	9,051,712

Administrative services fees	320,394

Custodian fees	29,640

Distribution fees:
Class A	3,669,965

Class C	1,567,723

Interest, facilities and maintenance fees	2,097,857

Transfer agent fees – A, C and Y	1,574,482

Trustees’ and officers’ fees and benefits	61,750

Registration and filing fees	75,615

Reports to shareholders	85,498

Professional services fees	236,440

Other	59,379

Total expenses	18,830,455

Less: Expense offset arrangement(s)	(181)

Net expenses	18,830,274

Net investment income	64,003,959

Realized and unrealized gain (loss) from:

Net realized gain from unaffiliated investment securities	1,420,277

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(53,632,776)

Net realized and unrealized gain (loss)	(52,212,499)

Net increase in net assets resulting from operations	$11,791,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco California Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$64,003,959	$60,773,011

Net realized gain (loss)	1,420,277	(4,844,558)

Change in net unrealized appreciation (depreciation)	(53,632,776)	(22,279,131)

Net increase in net assets resulting from operations	11,791,460	33,649,322

Distributions to shareholders from distributable earnings:
Class A	(44,892,395)	(40,437,428)

Class C	(3,545,904)	(4,029,126)

Class Y	(20,984,896)	(16,402,660)

Class R6	(20,209)	(64,883)

Total distributions from distributable earnings	(69,443,404)	(60,934,097)

Share transactions-net:
Class A	41,301,146	394,199,028

Class C	(5,933,605)	(35,286,425)

Class Y	122,195,805	85,319,405

Class R6	(2,630,248)	2,515,266

Net increase in net assets resulting from share transactions	154,933,098	446,747,274

Net increase in net assets	97,281,154	419,462,499

Net assets:
Beginning of year	2,151,613,281	1,732,150,782

End of year	$2,248,894,435	$2,151,613,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$9.09	$0.26	$(0.19)	$0.07	$(0.28)	$8.88	0.69%	$1,449,851	0.84%		0.84%		0.75%		2.78%		11%
Year ended 02/28/21	9.28	0.28	(0.18)	0.10	(0.29)	9.09	1.11	1,443,969	0.86		0.86		0.76		3.15		28
Seven months ended 02/29/20	8.87	0.17	0.41	0.58	(0.17)	9.28	6.63	1,061,154	0.93	(d)	0.93	(d)	0.76	(d)	3.18	(d)	11
Year ended 07/31/19	8.49	0.37	0.32	0.69	(0.31)	8.87	8.35	960,939	1.13		1.13		0.81		4.36		37
Year ended 07/31/18	8.49	0.36	(0.04)	0.32	(0.32)	8.49	3.95	789,596	1.06		1.06		0.85		4.26		22
Year ended 07/31/17	8.61	0.38	(0.09)	0.29	(0.41)	8.49	3.55	899,847	1.19		1.19		0.95		4.46		30
Class C
Year ended 02/28/22	9.04	0.19	(0.19)	0.00	(0.21)	8.83	(0.08)	144,067	1.59		1.59		1.50		2.03		11
Year ended 02/28/21	9.23	0.21	(0.18)	0.03	(0.22)	9.04	0.36	153,595	1.61		1.61		1.51		2.40		28
Seven months ended 02/29/20	8.83	0.13	0.40	0.53	(0.13)	9.23	6.08	193,922	1.69	(d)	1.69	(d)	1.52	(d)	2.42	(d)	11
Year ended 07/31/19	8.45	0.31	0.32	0.63	(0.25)	8.83	7.58	178,207	1.89		1.89		1.57		3.60		37
Year ended 07/31/18	8.45	0.29	(0.03)	0.26	(0.26)	8.45	3.18	206,268	1.82		1.82		1.61		3.50		22
Year ended 07/31/17	8.57	0.31	(0.08)	0.23	(0.35)	8.45	2.67	235,727	1.95		1.95		1.71		3.72		30
Class Y
Year ended 02/28/22	9.09	0.28	(0.19)	0.09	(0.30)	8.88	0.94	654,169	0.59		0.59		0.50		3.03		11
Year ended 02/28/21	9.28	0.31	(0.19)	0.12	(0.31)	9.09	1.36	550,591	0.61		0.61		0.51		3.40		28
Seven months ended 02/29/20	8.87	0.18	0.41	0.59	(0.18)	9.28	6.78	476,142	0.69	(d)	0.69	(d)	0.52	(d)	3.42	(d)	11
Year ended 07/31/19	8.49	0.40	0.31	0.71	(0.33)	8.87	8.61	397	0.88		0.88		0.56		4.60		37
Year ended 07/31/18	8.49	0.38	(0.04)	0.34	(0.34)	8.49	4.20	227,535	0.82		0.82		0.61		4.50		22
Year ended 07/31/17	8.61	0.39	(0.08)	0.31	(0.43)	8.49	3.80	235,031	0.94		0.94		0.70		4.63		30
Class R6
Year ended 02/28/22	9.10	0.30	(0.18)	0.12	(0.31)	8.91	1.22	807	0.42		0.42		0.33		3.20		11
Year ended 02/28/21	9.29	0.31	(0.19)	0.12	(0.31)	9.10	1.38	3,457	0.58		0.58		0.48		3.43		28
Seven months ended 02/29/20	8.88	0.18	0.42	0.60	(0.19)	9.29	6.83	933	0.71	(d)	0.71	(d)	0.54	(d)	3.40	(d)	11
Period ended 07/31/19(e)	8.80	0.08	0.06	0.14	(0.06)	8.88	1.62	10	0.84	(d)	0.84	(d)	0.52	(d)	4.64	(d)	37

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $367,457,266 in connection with the acquisition of Invesco California Tax-Free Income Fund into the Fund.

(d)	Annualized.

(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco California Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek tax-free income.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

31	Invesco California Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

32	Invesco California Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	0.480%
Next $250 million	0.455%
Next $250 million	0.425%
Next $500 million	0.380%
Next $500 million	0.370%
Next $500 million	0.355%
Next $1.5 billion	0.350%
Over $4 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.40%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.96%, 1.71%,

33	Invesco California Municipal Fund

0.70% and 0.60%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $112,358 in front-end sales commissions from the sale of Class A shares and $35,067 and $30,019 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$2,357,673,432	$–	$2,357,673,432

U.S. Dollar Denominated Bonds & Notes	–	764,415	–	764,415

Total Investments in Securities	–	2,358,437,847	–	2,358,437,847

Other Investments - Assets

Investments Matured	–	2,227,843	–	2,227,843

Total Investments	$–	$2,360,665,690	$–	$2,360,665,690

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $181.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be

34	Invesco California Municipal Fund

invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

    During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $5,405,753 with an average interest rate of 0.15%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

    Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $86,796,538 and 1.23%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$94,011	$360,393

Ordinary income-tax-exempt	69,349,393	60,573,704

Total distributions	$69,443,404	$60,934,097

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$11,819,385

Net unrealized appreciation – investments	86,406,866

Temporary book/tax differences	(232,162)

Capital loss carryforward	(264,866,966)

Shares of beneficial interest	2,415,767,312

Total net assets	$2,248,894,435

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$54,184,160	$210,682,806	$264,866,966

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

35	Invesco California Municipal Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $438,881,832 and $247,960,391, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$127,419,268

Aggregate unrealized (depreciation) of investments	(41,012,402)

Net unrealized appreciation of investments	$ 86,406,866

    Cost of investments for tax purposes is $2,274,258,824.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was decreased by $357,593, undistributed net realized gain (loss) was increased by $369,491 and shares of beneficial interest was decreased by $11,898. Further, as a result of tax deferrals acquired in the reorganization of Invesco California Tax Free Income Fund into the Fund, and . These reclassifications had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	24,642,948	$226,477,500	29,684,400	$268,388,992

Class C	3,377,950	30,990,566	4,306,222	38,754,973

Class Y	33,910,841	312,365,642	31,496,202	282,230,690

Class R6	55,464	511,796	256,233	2,343,915

Issued as reinvestment of dividends:
Class A	2,637,873	24,220,617	2,459,878	22,101,239

Class C	232,762	2,126,358	267,845	2,379,349

Class Y	1,162,044	10,668,110	983,775	8,824,867

Class R6	435	3,977	5,374	48,449

Automatic conversion of Class C shares to Class A shares:
Class A	931,662	8,535,143	3,795,832	34,484,606

Class C	(936,162)	(8,535,143)	(3,814,713)	(34,484,606)

Issued in connection with acquisitions:(b)
Class A	-	-	40,236,928	349,996,685

Class Y	-	-	5,414,342	47,110,781

Class R6	-	-	208,402	1,815,163

36	Invesco California Municipal Fund

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(23,791,544)	$(217,932,114)	(31,664,365)	$(280,772,494)

Class C	(3,351,695)	(30,515,386)	(4,775,842)	(41,936,141)

Class Y	(21,976,178)	(200,837,947)	(28,627,744)	(252,846,933)

Class R6	(345,311)	(3,146,021)	(190,483)	(1,692,261)

Net increase in share activity	16,551,089	$154,933,098	50,042,286	$446,747,274

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco California Tax Free Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 45,859,672 shares of the Fund for 33,867,426 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $398,922,629, including $25,097,572 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,459,382,623 and $1,858,305,252 immediately after the acquisition.

    The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$63,386,976

Net realized/unrealized gains	(52,317,319)

Change in net assets resulting from operations	$11,069,657

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

37	Invesco California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y
For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of date) through July 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® California Municipal Fund (subsequently renamed Invesco California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38	Invesco California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$971.10	$4.20	$1,020.53	$4.31	0.86%
Class C	1,000.00	966.10	7.90	1,016.76	8.10	1.62
Class Y	1,000.00	971.30	2.98	1,021.77	3.06	0.61
Class R6	1,000.00	972.80	2.79	1,021.97	2.86	0.57

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39	Invesco California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.86%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. /Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco California Municipal Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROCAM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Environmental Focus Municipal Fund

Nasdaq:

A: OPAMX ∎ C: OPCMX ∎ Y: OPYMX ∎ R6: IOMUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Fund Expenses

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Environmental Focus Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.14%
Class C Shares	-0.87
Class Y Shares	0.12
Class R6 Shares	0.09
S&P Municipal Bond Index▼ (Broad Market Index)	-0.37
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	-0.41
Lipper General Municipal Debt Funds Index∎ (Peer Group Index)	-0.11

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.2

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a re-evaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.3 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.3 The on-going trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, an underweight allocation to AAA- and AA- rated† bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the sector level, an overweight exposure and security selection in the higher education sector contributed to the Fund’s relative performance. On a state level, security selection in Minnesota and Texas domiciled issues contributed to the Fund’s relative performance.

    An overweight exposure in A- and BBB-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark. An overweight allocation to multi-family housing bonds detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year. On a state level, security selection in Massachu-setts and New York holdings detracted from the Fund’s relative results.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about

2	Invesco Environmental Focus Municipal Fund

the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Invesco uses a proprietary process to evaluate municipal securities in different sectors based on pre-determined environmental and sustainability factors by applying a review based on an investment’s potential for positive environmental impact. Issuers and investments that are ultimately deemed appropriate to meet the Fund’s standards for high potential positive environmental impact are monitored on an ongoing basis and reviewed periodically to ensure that they continue to meet those standards.

    Thank you for investing in Invesco Environmental Focus Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: CNN

3	Source: JP Morgan

4	Source: US Federal Reserve

5	Source: Strategic Insight

6	Source: Financial Oversight and Management Board for Puerto Rico

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Tim Benzel

Eddie Bernhardt

Tim O’Reilly

Mark Paris

Galen True

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Environmental Focus Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Environmental Focus Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (11/7/06)	3.76%
10 Years	3.52
5 Years	3.11
1 Year	-4.37

Class C Shares
Inception (11/7/06)	3.63%
10 Years	3.38
5 Years	3.35
1 Year	-1.81

Class Y Shares
Inception (7/29/11)	4.87%
10 Years	4.11
5 Years	4.22
1 Year	0.12

Class R6 Shares
10 Years	4.06%
5 Years	4.20
1 Year	0.09

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Municipal Fund. The Fund was subsequently renamed the Invesco Environmental Focus Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Environmental Focus Municipal Fund

Supplemental Information

Invesco Environmental Focus Municipal Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Environmental Focus Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	80.50%

General Obligation Bonds	18.90

Pre-Refunded Bonds	0.60

Top Five Debt Holdings

		% of total net assets

1.	Connecticut (State of), Series 2015 B, GO Bonds	2.96%

2.	New York (City of), NY, Series 2021 F-1, GO Bonds	2.75

3.	Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	2.37

4.	California (State of) Community Choice Financing Authority (Green Bonds), Series 2021 A, RB	2.30

5.	California (State of), Series 2021, GO Bonds	1.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Environmental Focus Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–98.26%
Arizona–2.85%
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(a)	5.25%	12/15/2038	$100	$110,004

Arizona State University (Green Bonds); Series 2016 B, RB	5.00%	07/01/2047	1,360	1,541,801

Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(a)	6.00%	07/01/2052	1,000	1,161,742

Maricopa County Pollution Control Corp. (Southern California Edison); Series 2000, Ref. RB	2.40%	06/01/2035	1,000	940,897

				3,754,444

California–11.81%
California (State of);
Series 2020, GO Bonds	4.00%	11/01/2045	1,470	1,585,391

Series 2021, GO Bonds	5.00%	12/01/2031	2,250	2,572,439

California (State of) Community Choice Financing Authority (Green Bonds); Series 2021 A, RB(b)	4.00%	12/01/2027	2,750	3,024,905

California (State of) Municipal Finance Authority (Sustainability Bonds); Series 2021, RB(a)	4.00%	11/01/2036	1,625	1,651,014

California (State of) Public Finance Authority (Enso Village); Series 2021, RB(a)	3.13%	05/15/2029	510	511,205

California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(a)	5.00%	11/15/2046	1,250	1,374,174

Los Angeles (County of), CA Public Works Financing Authority (Green Bonds); Series 2020 A, RB	4.00%	12/01/2043	1,200	1,352,499

Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	1,000	1,132,889

Southern California Public Power Authority (Tieton Hydropower); Series 2020 A, Ref. RB	4.00%	07/01/2039	1,000	1,142,920

Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2049	1,000	1,198,686

				15,546,122

Colorado–1.68%
Aurora (City of), CO (Green Bonds); Series 2016, Ref. RB(b)(c)	5.00%	08/01/2026	250	288,352

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2020 A, Ref. RB	4.00%	07/15/2035	1,250	1,400,062

Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	500	525,946

				2,214,360

Connecticut–3.82%
Connecticut (State of);
Series 2015 B, GO Bonds (INS - AGM)(d)	5.00%	06/15/2031	3,500	3,895,873

Series 2020 A, GO Bonds	4.00%	01/15/2038	1,000	1,127,578

				5,023,451

Florida–2.44%
Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(a)	4.00%	06/15/2051	1,000	932,891

Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(e)	7.38%	01/01/2049	1,000	1,078,225

Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(a)	5.75%	07/15/2053	100	107,422

Miami-Dade (County of), FL Health Facilities Authority (Nicklaus Children’s Hospital); Series 2021 A, Ref. RB	4.00%	08/01/2051	1,000	1,099,411

				3,217,949

Georgia–1.76%
Atlanta (City of), GA (Beltline); Series 2016 A, Ref. RB	5.00%	01/01/2026	1,275	1,289,445

Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	100	94,520

Series 2018 A, RB	6.00%	12/01/2038	115	108,277

Series 2018 A, RB	6.25%	12/01/2048	285	264,120

Series 2018 A, RB	6.50%	12/01/2053	165	156,522

Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.38%	12/01/2053	250	235,287

Series 2018 A-2, RB(b)	5.50%	12/01/2028	175	170,091

				2,318,262

Illinois–5.39%
Chicago (City of), IL; Series 2021 A, Ref. GO Bonds	5.00%	01/01/2032	1,000	1,168,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)
Chicago (City of), IL Park District; Series 2020 A, Ref. GO Bonds (INS - BAM)(d)	4.00%	01/01/2037	$2,250	$2,500,882

Chicago (City of), IL Transit Authority; Series 2020 A, Ref. RB	5.00%	12/01/2045	1,000	1,192,622

Chicago Park District; Series 2020 C, GO Bonds (INS - BAM)(d)	4.00%	01/01/2040	1,000	1,105,906

Metropolitan Water Reclamation District of Greater Chicago (Green Bonds); Series 2021 A, GO Bonds	4.00%	12/01/2051	1,000	1,134,420

				7,102,140

Indiana–1.46%
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2010 B, RB	2.50%	11/01/2030	2,000	1,915,834

Iowa–1.47%
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	6.00%	10/01/2048	100	104,794

Iowa (State of) Finance Authority (Green Bonds); Series 2020 A, RB	5.00%	08/01/2049	1,500	1,836,176

				1,940,970

Louisiana–2.45%
New Orleans (City of), LA;
Series 2020 B, RB	5.00%	06/01/2045	1,500	1,793,444

Series 2020 B, RB	4.00%	06/01/2050	1,300	1,431,053

				3,224,497

Maryland–1.95%
Baltimore (City of), MD (Water); Series 2019 A, RB	4.00%	07/01/2044	1,080	1,215,933

Maryland (State of) Stadium Authority (Baltimore (City of), MD Public Schools) (Green Bonds); Series 2020, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	05/01/2047	1,000	1,349,767

				2,565,700

Massachusetts–3.17%
Massachusetts (Commonwealth of);
Series 2018 E, GO Bonds	5.00%	09/01/2037	1,000	1,198,950

Series 2020, GO Bonds	5.00%	07/01/2045	1,000	1,216,821

Massachusetts (Commonwealth of) Development Finance Agency; Series 2007, RB	4.50%	09/01/2036	5	5,016

Massachusetts (State of) Housing Finance Agency (Sustainability Bonds); Series 2020 D-1, RB	2.65%	12/01/2055	2,000	1,747,052

				4,167,839

Michigan–2.43%
Great Lakes Water Authority; Series 2020 A, RB	5.00%	07/01/2045	1,750	2,126,459

Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(b)(e)	4.00%	10/01/2026	1,000	1,075,297

				3,201,756

Minnesota–8.77%
Anoka (County of), MN Housing & Redevelopment Authority (Woodland Park Apartments); Series 2011 A, RB	5.00%	04/01/2027	1,000	1,002,385

Brooklyn Park (City of), MN (Athlos Leadership Academy); Series 2015, RB	5.50%	07/01/2035	650	682,773

Chisago (City of), MN (CDL Homes LLC); Series 2013 B, RB	6.00%	08/01/2043	1,000	1,024,140

Cokato (City of), MN (Cokato Charitable Trust); Series 2006 A, Ref. RB	5.25%	12/01/2026	150	149,117

Dakota (County of), MN Community Development Agency (Sanctuary at Est St. Paul); Series 2015, RB (Acquired 08/06/2015-01/18/2019; Cost $2,301,969)(f)	6.00%	08/01/2035	2,300	1,776,871

Hayward (City of), MN (St. John’s Lutheran Home of Albert Lea); Series 2014, Ref. RB	5.38%	10/01/2044	500	493,859

International Falls (City of), MN; Series 1999, Ref. RB(e)	6.85%	12/01/2029	115	115,118

Little Canada (City of), MN (PHS/Mayfield LLC); Series 2010, Ref. RB	6.00%	12/01/2030	250	250,151

Maplewood (City of), MN (VOA Care Centers); Series 2005 A, Ref. RB	5.38%	10/01/2024	355	353,423

Minneapolis & St. Paul (Cities of), MN Housing Finance Board; Series 2007 A-2, RB (CEP - GNMA)(e)	5.52%	03/01/2041	5	5,010

Minnesota (State of) Housing Finance Agency; Series 2013 B-1, RB	5.30%	08/01/2044	1,050	1,088,106

Ramsey (City of), MN (Pact Charter School); Series 2013 A, Ref. RB	5.50%	12/01/2033	1,000	1,002,498

St. Louis (City of), MN Park Economic Development Authority (Hoigaard Village); Series 2010, RB	5.00%	02/01/2023	75	75,074

St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	247	241,005

St. Paul (City of), MN Housing & Redevelopment Authority (University Westgate Station); Series 2015 B, RB	5.25%	04/01/2043	500	502,216

St. Paul (City of), MN Port Authority; Series 2007 1, RB	5.00%	08/01/2036	1,375	1,377,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Minnesota–(continued)
Stillwater (City of), MN (Orleans Homes);
Series 2007, RB(e)	5.38%	02/01/2032	$900	$900,943

Series 2007, RB(e)	5.50%	02/01/2042	510	510,451

				11,550,710

Missouri–1.19%
Boone (County of), MO (Boone Hospital Center); Series 2016, Ref. RB	5.00%	08/01/2031	900	997,143

Missouri (State of) Health & Educational Facilities Authority (Maryville University St. Louis); Series 2019 A, RB	5.00%	06/15/2045	500	565,762

				1,562,905

New Hampshire–0.77%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(b)(e)	3.75%	07/02/2040	1,000	1,009,641

New Jersey–3.50%
New Jersey (State of) Economic Development Authority; Series 2018 A, RB(a)	6.50%	11/01/2052	100	115,693

Series 2020, RB	4.00%	11/01/2038	1,000	1,081,499

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	87	103,994

New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds);
Series 2020 A, RB	5.00%	07/01/2045	1,000	1,164,546

Series 2020 A, RB	4.00%	07/01/2050	2,000	2,146,123

				4,611,855

New York–15.29%
Hudson Yards Infrastructure Corp. (Green Bonds); Series 2021 A, Ref. RB	4.00%	02/15/2044	1,000	1,134,676

Metropolitan Transportation Authority; Series 2014 B, RB	5.00%	11/15/2044	2,000	2,120,555

Metropolitan Transportation Authority (Green Bonds); Series 2020 C-1, RB	5.00%	11/15/2050	1,000	1,153,829

New York (City of), NY;
Series 2021 F-1, GO Bonds	5.00%	03/01/2050	3,000	3,616,565

Subseries 2015 F-4, GO Bonds(b)	5.00%	12/01/2025	1,500	1,666,831

New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2020 A, Ref. RB	4.00%	09/01/2050	1,500	1,611,278

New York (State of) Housing Finance Agency (Sustainability Bonds); Series 2019 P, RB	3.05%	11/01/2049	1,000	965,051

New York City Housing Development Corp. (Sustainability Bonds); Series 2020 C, RB	2.75%	02/01/2051	2,000	1,792,005

New York City Housing Development Corp. (Sustainable Development); Series 2020 A-1-C, RB	2.80%	11/01/2045	1,000	938,121

New York City Housing Development Corp. (Sustainable Neighborhood); Series 2019 G-1-B, Ref. RB	3.00%	11/01/2044	805	792,507

New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB	2.75%	11/15/2041	1,000	954,050

Series 2021 A, Ref. RB	3.00%	11/15/2051	1,000	959,656

Triborough Bridge & Tunnel Authority; Series 2020-XL0169, Revenue Ctfs.(g)	5.00%	05/15/2051	2,000	2,434,102

				20,139,226

Ohio–3.07%
American Municipal Power, Inc. (Green Bonds, Solar Electricity); Series 2020 A, RB	4.00%	02/15/2044	2,215	2,441,333

Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(b)(c)	8.00%	07/01/2022	480	491,193

Ohio (State of) Higher Educational Facility Commission (University Findlay); Series 2019, Ref. RB	5.00%	03/01/2039	1,000	1,113,372

				4,045,898

Oregon–0.78%
Multnomah (County of), OR Hospital Facilities Authority (Terwilliger Plaza-Parkview); Series 2021, Ref. RB	4.00%	12/01/2041	1,000	1,024,317

Pennsylvania–6.17%
Allegheny (County of), PA; Series 2020 C-78, GO Bonds	4.00%	11/01/2049	1,000	1,132,644

Chester (County of), PA Industrial Development Authority (Longwood Gardens);
Series 2019, RB	5.00%	12/01/2044	1,750	2,103,072

Series 2019, RB	4.00%	12/01/2049	1,500	1,664,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)
Dallas Area Municipal Authority (Misericordia University);
Series 2019, Ref. RB	5.00%	05/01/2039	$145	$162,472

Series 2019, Ref. RB	5.00%	05/01/2048	560	618,517

Philadelphia (City of), PA Authority for Industrial Development (La Salle University); Series 2017, Ref. RB	5.00%	05/01/2036	1,000	1,059,015

Pittsburgh (City of), PA Water & Sewer Authority; Series 2020 B, RB (INS - AGM)(d)	4.00%	09/01/2050	1,250	1,378,464

				8,119,012

Rhode Island–0.75%
Rhode Island Housing and Mortgage Finance Corp. (Sustainability Bonds); Series 2021, RB(b)	0.45%	10/01/2023	1,000	985,920

Tennessee–0.94%
Memphis (City of), TN; Series 2020 A, RB	4.00%	12/01/2050	1,000	1,125,388

Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(a)	5.13%	06/01/2036	100	109,925

				1,235,313

Texas–1.44%
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	100	112,000

Austin (City of), TX; Series 2020 C, Ref. RB	5.00%	11/15/2050	1,000	1,232,059

Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	6.13%	08/15/2048	500	555,564

				1,899,623

Virginia–2.41%
Charles City (County of), VA Economic Development Authority (Wate Management, Inc.); Series 2004 A, RB	2.88%	02/01/2029	2,000	2,064,535

Farmville (Town of), VA Industrial Development Authority (Longwood University Student Housing); Series 2018 A, Ref. RB	5.00%	01/01/2055	1,000	1,111,558

				3,176,093

Washington–4.09%
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(a)(e)	5.63%	12/01/2040	2,000	2,259,815

Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2035	2,745	3,123,603

				5,383,418

Wisconsin–6.41%
Public Finance Authority (Green Bonds); Series 2021, RB(e)	4.00%	09/30/2051	2,000	2,092,352

Public Finance Authority (The Evergreens Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2044	1,000	1,109,400

Somers (Village of), WI; Series 2018 B, Ref. RB	4.85%	06/01/2036	1,235	1,304,537

University of Wisconsin Hospitals & Clinics (Green Bonds); Series 2021, Ref. RB	4.00%	04/01/2051	1,000	1,126,021

Wisconsin (State of) Public Finance Authority;
Series 2018, RB (INS - AGM)(d)	5.00%	07/01/2058	2,100	2,392,153

Series 2019 A, RB(a)	5.38%	06/01/2044	100	98,777

Series 2019 A, RB(a)	5.50%	06/01/2054	100	98,213

Series 2019 A, RB (INS - AGM)(d)	5.00%	07/01/2058	100	114,289

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(a)	5.00%	06/15/2039	100	107,566

				8,443,308

TOTAL INVESTMENTS IN SECURITIES(h) –98.26% (Cost $129,096,916)				129,380,563

FLOATING RATE NOTE OBLIGATIONS–(1.14)%
Note with an interest and fee rate of 0.56% at 02/28/2022 and a contractual maturity of collateral of 05/15/2051 (See Note 1K)(i)				(1,500,000)

OTHER ASSETS LESS LIABILITIES–2.88%				3,797,266

NET ASSETS–100.00%				$131,677,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Environmental Focus Municipal Fund

Investment Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
Ctfs.	- Certificates
GNMA	- Government National Mortgage Association
GO	- General Obligation
INS	- Insurer
RB	- Revenue Bonds
Ref.	- Refunding

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $10,726,307, which represented 8.15% of the Fund’s Net Assets.

(b)

Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put. (c) Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral. (d) Principal and/or interest payments are secured by the bond insurance company listed.

(e)	Security subject to the alternative minimum tax.
(f)	Restricted security. The value of this security at February 28, 2022 represented 1.35% of the Fund’s Net Assets. (g) Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(h)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	6.01%

(i)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $2,434,102 are held by TOB Trusts and serve as collateral for the $1,500,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	20	June-2022	$(2,548,750)	$(3,125)	$(3,125)
(a)	Futures contracts collateralized by $32,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Environmental Focus Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $129,096,916)	$129,380,563

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	32,000

Cash	5,335,209

Receivable for:
Investments sold	14,000

Fund shares sold	73,396

Interest	1,278,026

Investment for trustee deferred compensation and retirement plans	17,883

Other assets	45,273

Total assets	136,176,350

Liabilities:

Floating rate note obligations	1,500,000

Other investments:
Variation margin payable - futures contracts	35,125

Payable for:
Investments purchased	2,601,245

Dividends	99,068

Fund shares reacquired	131,323

Accrued fees to affiliates	48,577

Accrued interest expense	146

Accrued trustees’ and officers’ fees and benefits	3,677

Accrued other operating expenses	61,477

Trustee deferred compensation and retirement plans	17,883

Total liabilities	4,498,521

Net assets applicable to shares outstanding	$131,677,829

Net assets consist of:

Shares of beneficial interest	$131,382,125

Distributable earnings	295,704

$131,677,829

Net Assets:

Class A	$81,811,995

Class C	$9,678,059

Class Y	$39,370,496

Class R6	$817,279

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	6,387,487

Class C	756,259

Class Y	3,074,640

Class R6	63,797

Class A:
Net asset value per share	$12.81

Maximum offering price per share
(Net asset value of $12.81 ÷ 95.75%)	$13.38

Class C:
Net asset value and offering price per share	$12.80

Class Y:
Net asset value and offering price per share	$12.80

Class R6:
Net asset value and offering price per share	$12.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Environmental Focus Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$4,168,367

Expenses:

Advisory fees	562,285

Administrative services fees	20,302

Custodian fees	912

Distribution fees:
Class A	220,908

Class C	123,355

Interest, facilities and maintenance fees	71,321

Transfer agent fees – A, C and Y	129,524

Transfer agent fees – R6	13

Trustees’ and officers’ fees and benefits	24,006

Registration and filing fees	64,747

Professional services fees	92,629

Other	(10,551)

Total expenses	1,299,451

Less: Fees waived and/or expenses reimbursed	(237,395)

Net expenses	1,062,056

Net investment income	3,106,311

Realized and unrealized gain (loss) from:

Net realized gain from unaffiliated investment securities (includes net gains from securities sold to affiliates of $ 43,193)	612,818

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(3,612,714)

Futures contracts	(3,125)

(3,615,839)

Net realized and unrealized gain (loss)	(3,003,021)

Net increase in net assets resulting from operations	$103,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Environmental Focus Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$3,106,311	$3,830,838

Net realized gain	612,818	5,004,005

Change in net unrealized appreciation (depreciation)	(3,615,839)	(9,139,527)

Net increase (decrease) in net assets resulting from operations	103,290	(304,684)

Distributions to shareholders from distributable earnings:
Class A	(4,937,949)	(2,166,103)

Class C	(569,669)	(471,112)

Class Y	(2,591,963)	(1,225,047)

Class R6	(3,704)	(308)

Total distributions from distributable earnings	(8,103,285)	(3,862,570)

Share transactions–net:
Class A	(2,446,422)	10,197,641

Class C	(3,729,052)	(11,860,168)

Class Y	(976,542)	(2,370,603)

Class R6	834,197	–

Net increase (decrease) in net assets resulting from share transactions	(6,317,819)	(4,033,130)

Net increase (decrease) in net assets	(14,317,814)	(8,200,384)

Net assets:
Beginning of year	145,995,643	154,196,027

End of year	$131,677,829	$145,995,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Environmental Focus Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$13.56	$0.29	$(0.28)	$0.01	$(0.30)	$(0.46)	$(0.76)	$12.81	(0.14)%	$81,812	0.74%		0.90%		0.70%		2.11%		46%
Year ended 02/28/21	13.87	0.36	(0.30)	0.06	(0.37)	-	(0.37)	13.56	0.46	89,194	0.75		0.95		0.70		2.69		63
Eleven months ended 02/29/20	13.09	0.33	0.88	1.21	(0.43)	-	(0.43)	13.87	9.36	81,165	0.86	(d)	0.92	(d)	0.76	(d)	2.65	(d)	14
Year ended 03/31/19	12.68	0.48	0.40	0.88	(0.47)	-	(0.47)	13.09	7.12	54,800	0.99		1.19		0.95		3.76		79
Year ended 03/31/18	12.71	0.45	(0.01)	0.44	(0.47)	-	(0.47)	12.68	3.49	60,899	0.98		1.13		0.95		3.49		9
Year ended 03/31/17	13.12	0.49	(0.43)	0.06	(0.47)	-	(0.47)	12.71	0.37	73,607	0.96		1.16		1.00		3.73		12
Class C
Year ended 02/28/22	13.56	0.20	(0.29)	(0.09)	(0.21)	(0.46)	(0.67)	12.80	(0.87)	9,678	1.42		1.65		1.38		1.43		46
Year ended 02/28/21	13.86	0.28	(0.29)	(0.01)	(0.29)	-	(0.29)	13.56	(0.01)	13,982	1.30		1.70		1.25		2.14		63
Eleven months ended 02/29/20	13.08	0.26	0.87	1.13	(0.35)	-	(0.35)	13.86	8.77	26,381	1.62	(d)	1.68	(d)	1.31	(d)	2.10	(d)	14
Year ended 03/31/19	12.66	0.39	0.41	0.80	(0.38)	-	(0.38)	13.08	6.47	25,961	1.75		1.95		1.62		3.10		79
Year ended 03/31/18	12.70	0.35	(0.02)	0.33	(0.37)	-	(0.37)	12.66	2.65	29,457	1.73		1.88		1.70		2.73		9
Year ended 03/31/17	13.11	0.39	(0.43)	(0.04)	(0.37)	-	(0.37)	12.70	(0.38)	33,510	1.73		1.93		1.75		2.99		12
Class Y
Year ended 02/28/22	13.56	0.32	(0.29)	0.03	(0.33)	(0.46)	(0.79)	12.80	0.03	39,370	0.49		0.65		0.45		2.36		46
Year ended 02/28/21	13.86	0.39	(0.29)	0.10	(0.40)	-	(0.40)	13.56	0.78	42,810	0.50		0.70		0.45		2.94		63
Eleven months ended 02/29/20	13.09	0.36	0.87	1.23	(0.46)	-	(0.46)	13.86	9.54	46,639	0.62	(d)	0.68	(d)	0.51	(d)	2.91	(d)	14
Year ended 03/31/19	12.68	0.49	0.41	0.90	(0.49)	-	(0.49)	13.09	7.26	26,214	0.74		0.94		0.82		3.89		79
Year ended 03/31/18	12.71	0.45	(0.00)	0.45	(0.48)	-	(0.48)	12.68	3.57	27,590	0.72		0.87		0.87		3.55		9
Year ended 03/31/17	13.12	0.50	(0.43)	0.07	(0.48)	-	(0.48)	12.71	0.45	21,199	0.73		0.93		0.93		3.81		12
Class R6
Year ended 02/28/22	13.57	0.30	(0.26)	0.04	(0.34)	(0.46)	(0.80)	12.81	0.09	817	0.49		0.57		0.45		2.36		46
Year ended 02/28/21	13.87	0.41	(0.30)	0.11	(0.41)	-	(0.41)	13.57	0.88	10	0.40		0.71		0.35		3.04		63
Period ended 02/29/20(e)	13.29	0.31	0.66	0.97	(0.39)	-	(0.39)	13.87	7.42	10	0.57	(d)	0.63	(d)	0.41	(d)	3.00	(d)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Environmental Focus Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Environmental Focus Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

17	Invesco Environmental Focus Municipal Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

18	Invesco Environmental Focus Municipal Fund

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U. S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Because the Fund evaluates environmental focus factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The issuers that are deemed appropriate to meet the Fund’s standards for high potential positive environmental impact based on the Adviser’s proprietary process to evaluate municipal securities in different sectors based on pre-determined environmental and sustainability factors may underperform similar issuers that do not meet the Fund’s standards or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not focus on investing in issuers with high potential for positive environmental impact or funds that use a different environmental focus investment process or methodology. Information used by the Fund to evaluate environmental factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its investment process, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer’s high potential positive environmental impact may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable environmental focus characteristics if different metrics were used to evaluate them.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

19	Invesco Environmental Focus Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 500 million	0.400%

Next $ 500 million	0.350%

Next $ 500 million	0.300%

Over $1.5 billion	0.280%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.70%, 1.45%, 0.45% and 0.45%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to July 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.70%, 1.25%, 0.45% and 0.35%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2022, the Adviser waived advisory fees of $107,858 and reimbursed class level expenses of $79,065, $11,017, $39,442 and $13 of Class A, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $4,013 in front-end sales commissions from the sale of Class A shares and $9,589 and $132 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

20	Invesco Environmental Focus Municipal Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$129,380,563	$–	$129,380,563

Other Investments - Liabilities*

Futures Contracts	(3,125)	–	–	(3,125)

Total Investments	$(3,125)	$129,380,563	$–	$129,377,438

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(3,125)

Derivatives not subject to master netting agreements	3,125

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$(3,125)

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$2,548,750

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Fund engaged in securities sales of $2,401,349, which resulted in net realized gains of $43,193.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to

21	Invesco Environmental Focus Municipal Fund

February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $186,575 with an average interest rate of 0.28%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $1,269,231 and 0.53%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$113,948	$8,038

Long-term capital gain	4,930,123	-

Ordinary income-tax-exempt	3,059,214	3,854,532

Total distributions	$8,103,285	$3,862,570

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$63,369

Net unrealized appreciation – investments	492,649

Temporary book/tax differences	(11,357)

Post-October capital loss deferral	(248,957)

Shares of beneficial interest	131,382,125

Total net assets	$131,677,829

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $61,334,698 and $69,812,774, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,570,009

Aggregate unrealized (depreciation) of investments	(3,077,360)

Net unrealized appreciation of investments	$ 492,649

Cost of investments for tax purposes is $128,884,789.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, distributions, market discounts and equalization, on February 28, 2022, undistributed net investment income was increased by $88,239, undistributed net realized gain (loss) was decreased by $233,482 and shares of beneficial interest was increased by $145,243. This reclassification had no effect on the net assets of the Fund.

22	Invesco Environmental Focus Municipal Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	811,975	$11,138,286	1,055,113	$13,990,085

Class C	46,272	638,621	222,090	2,959,522

Class Y	680,339	9,297,103	1,019,308	13,549,026

Class R6	62,839	831,506	-	-

Issued as reinvestment of dividends:
Class A	271,319	3,655,261	100,442	1,338,846
Class C	35,889	483,120	26,950	356,669

Class Y	127,516	1,718,444	56,727	755,342

Class R6	237	3,080	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	185,528	2,523,247	911,793	12,388,914

Class C	(185,674)	(2,523,247)	(912,300)	(12,388,914)

Reacquired:
Class A	(1,456,709)	(19,763,216)	(1,344,475)	(17,520,204)

Class C	(171,508)	(2,327,546)	(208,407)	(2,787,445)

Class Y	(889,909)	(11,992,089)	(1,283,182)	(16,674,971)

Class R6	(31)	(389)	-	-

Net increase (decrease) in share activity	(481,917)	$(6,317,819)	(355,941)	$(4,033,130)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23	Invesco Environmental Focus Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Environmental Focus Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Environmental Focus Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the two years in the period ended February 28, 2022 and the eleven months ended February 29, 2020 for Class A, Class C and Class Y
For each of the two years in the period ended February 28, 2022 and the period May 24, 2019 (commencement date) through February 29, 2020 for Class R6

The financial statements of Oppenheimer Municipal Fund (subsequently renamed Invesco Environmental Focus Municipal Fund) as of and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Environmental Focus Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have    been higher.

	Beginning Account Value (09/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$962.50	$3.65	$1,021.08	$3.76	0.75%
Class C	1,000.00	958.80	7.29	1,017.36	7.50	1.50
Class Y	1,000.00	963.80	2.43	1,022.32	2.51	0.50
Class R6	1,000.00	963.10	2.39	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25	Invesco Environmental Focus Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,930,123
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.41%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$95,814

26	Invesco Environmental Focus Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Environmental Focus Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242 Invesco Distributors, Inc.	O-MUNI-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco High Yield Municipal Fund

Nasdaq:

A: ACTHX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX ∎ R6: ACTSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

47	Financial Statements

51	Financial Highlights

52	Notes to Financial Statements

59	Report of Independent Registered Public Accounting Firm

60	Fund Expenses

61	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.44%
Class C Shares	0.78
Class Y Shares	1.70
Class R5 Shares	1.67
Class R6 Shares	1.75
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	2.21
Custom Invesco High Yield Municipal Index∎ (Style-Specific Index)	1.65
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	1.69

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.2

This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.3 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.3 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

During the fiscal year, an overweight allocation to the public power sector contributed to the Fund’s relative return, as did security selection among lifecare bonds. Security selection in non-rated† credits also added to the Fund’s relative performance. On a regional level, underweight exposure to credits domiciled in Puerto Rico contributed to relative performance.

An underweight allocation to the higher education sector detracted from the Fund’s relative performance over the fiscal year. Overweight exposure to and sector selection among zero-coupon bonds also detracted from the Fund’s relative performance. On a regional level, underweight exposure to bonds domiciled in Pennsylvania and Florida detracted from the Fund’s relative performance.

During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

2	Invesco High Yield Municipal Fund

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

As of the open of business on June 7, 2021, the Fund limited public sales of its shares to certain investors. For more information on who may invest in the Fund, please see the prospectus.

Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: CNN

3 Source: JP Morgan

4 Source: US Federal Reserve

5 Source: Financial Oversight and Management Board for Puerto Rico

6 Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John Connelly

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	5.73%
10 Years	4.74
5 Years	3.75
1 Year	-2.85

Class C Shares
Inception (12/10/93)	5.13%
10 Years	4.58
5 Years	3.90
1 Year	-0.20

Class Y Shares
Inception (3/1/06)	5.00%
10 Years	5.46
5 Years	4.92
1 Year	1.70

Class R5 Shares
10 Years	5.43%
5 Years	4.92
1 Year	1.67

Class R6 Shares
10 Years	5.36%
5 Years	4.98
1 Year	1.75

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Municipal Fund

Supplemental Information

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎

The Custom Invesco High Yield Municipal Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index is considered representative of investment-grade US municipal bonds.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	79.39%
General Obligation Bonds	13.94
Pre-Refunded Bonds	6.67

Top Five Debt Holdings

% of total net assets
1. Jefferson (County of), AL, Series 2013 F, Revenue Wts.	0.94%
2. Children’s Trust Fund, Series 2005 A, RB	0.75
3. Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority, Series 2021 B, RB	0.73
4. Golden State Tobacco Securitization Corp., Series 2021 B-2, Ref. RB	0.72
5. Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	0.72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.14%
Alabama–3.30%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	6.00%	06/01/2050	$8,650	$ 9,057,772
Birmingham (City of), AL Water Works Board; Series 2015 A, Ref. RB(a)(b)(c)	5.00%	01/01/2042	12,750	14,058,433
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(d)	5.75%	10/01/2049	8,500	9,800,090
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 03/25/2020; Cost $945,200)(e)(f)	5.50%	01/01/2028	1,390	929,706
Series 2007, RB (Acquired 04/27/2007-03/25/2019; Cost $18,675,698)(e)(f)	5.50%	01/01/2043	21,290	13,300,478
Series 2008 A, RB (Acquired 06/30/2008-11/12/2009; Cost $4,404,879)(e)(f)	6.88%	01/01/2043	4,470	2,813,517
Series 2011 A, RB (Acquired 09/20/2011; Cost $2,561,987)(e)(f)	7.50%	01/01/2047	2,600	1,638,097
Series 2012 A, RB (Acquired 11/07/2012; Cost $6,575,000)(e)(f)	5.63%	01/01/2042	6,575	4,115,465
Jefferson (County of), AL;
Series 2013 C, Wts. (INS - AGM)(g)(h)	6.50%	10/01/2038	7,000	7,199,462
Series 2013 C, Wts. (INS - AGM)(g)(h)	6.60%	10/01/2042	11,700	12,032,223
Series 2013 F, Revenue Wts.(g)	7.50%	10/01/2039	27,640	28,376,070
Series 2013 F, Revenue Wts.(g)	7.75%	10/01/2046	95,055	97,583,289
Series 2013 F, Revenue Wts.(g)	7.90%	10/01/2050	64,150	65,845,305
Lower Alabama Gas District (The); Series 2016 A, RB(c)	5.00%	09/01/2046	24,000	31,051,414
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining);
Series 2019 A, Ref. IDR(i)	4.50%	05/01/2032	20,303	20,776,693
Series 2019 A, Ref. IDR(i)	5.25%	05/01/2044	22,300	23,791,210
				342,369,224

Alaska–0.35%
Alaska (State of) Municipal Bond Bank Authority (Master Resolution);
Series 2017 A, RB	5.50%	10/01/2046	505	590,214
Series 2017 A, RB(c)	5.50%	10/01/2046	22,000	25,712,295
Northern Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(j)	0.00%	06/01/2066	61,303	9,714,933
				36,017,442

American Samoa–0.16%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	14,345	16,277,193

Arizona–2.33%
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019, RB(i)	5.00%	07/01/2049	1,000	1,086,095
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB(i)	6.00%	07/01/2037	13,845	16,038,955
Series 2017, Ref. RB(i)	6.00%	07/01/2047	19,660	22,517,152
Arizona (State of) Industrial Development Authority (Basis Schools);
Series 2017 A, Ref. RB(i)	5.13%	07/01/2037	1,180	1,309,929
Series 2017 A, Ref. RB(i)	5.38%	07/01/2050	6,000	6,648,988
Series 2017 D, Ref. RB(i)	5.00%	07/01/2051	3,300	3,651,892
Series 2017 G, Ref. RB(i)	5.00%	07/01/2037	1,105	1,239,097
Series 2017 G, Ref. RB(i)	5.00%	07/01/2051	1,000	1,106,634
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019 A, IDR(i)	5.00%	07/15/2039	2,650	2,965,324
Arizona (State of) Industrial Development Authority (Doral Academy of Northern Nevada);
Series 2021 A, Ref. RB(i)	4.00%	07/15/2051	1,000	1,014,643
Series 2021 A, Ref. RB(i)	4.00%	07/15/2056	950	957,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2043	$3,250	$ 2,963,329
Series 2019 A, RB	4.50%	01/01/2049	6,175	5,031,412
Series 2019 A, RB	5.00%	01/01/2054	1,250	1,108,719
Series 2019 B, RB	5.00%	01/01/2034	1,730	1,519,231
Series 2019 B, RB	5.00%	01/01/2035	1,820	1,578,955
Series 2019 B, RB	5.00%	01/01/2049	4,050	3,221,190
Series 2019 B, RB	5.13%	01/01/2054	1,125	896,837
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, RB(i)	5.70%	07/01/2047	9,730	10,835,009
Series 2016, RB(i)	5.80%	07/01/2052	4,920	5,488,025
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. RB(i)	5.25%	07/01/2052	500	507,083
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(i)	5.00%	07/01/2054	6,210	6,383,583
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(i)	5.00%	06/01/2031	6,000	6,743,185
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, RB(i)	5.25%	12/15/2038	1,015	1,116,542
Series 2018 A, RB(i)	5.50%	12/15/2048	2,265	2,491,195
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus); Series 2019 A, IDR(i)	5.00%	12/15/2049	500	543,317
Glendale (City of), AZ Industrial Development Authority (Sun Health Services); Series 2019 A, Ref. RB	5.00%	11/15/2048	14,170	15,764,063
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	5.00%	07/01/2048	1,500	1,544,416
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	4.00%	11/15/2027	1,935	1,995,981
Series 2017, Ref. RB	5.00%	11/15/2040	1,485	1,546,129
Series 2017, Ref. RB	5.00%	11/15/2045	9,390	9,689,944
Series 2018, RB	5.00%	11/15/2053	5,970	6,161,600
Maricopa (County of), AZ Industrial Development Authority (Commercial Metals Co.); Series 2022, RB(d)(i)	4.00%	10/15/2047	5,500	5,705,821
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2019, Ref. RB(i)	5.00%	07/01/2054	1,950	2,189,843
Series 2021, RB(i)	4.00%	07/01/2051	1,740	1,805,868
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools);
Series 2016, Ref. RB(i)	5.00%	07/01/2036	2,475	2,699,741
Series 2016, Ref. RB(i)	5.00%	07/01/2047	1,525	1,639,571
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 3,667,140)(f)	5.50%	11/15/2034	3,695	3,698,337
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 6,015,000)(f)	5.75%	11/15/2040	6,015	6,023,339
Phoenix (City of), AZ Industrial Development Authority (Basis Schools);
Series 2015, Ref. RB(i)	5.00%	07/01/2045	3,515	3,775,374
Series 2016 A, Ref. RB(i)	5.00%	07/01/2046	2,125	2,281,707
Series 2016 A, Ref. RB(i)	5.00%	07/01/2046	1,725	1,852,209
Phoenix (City of), AZ Industrial Development Authority (Choice Academies); Series 2012, RB	5.63%	09/01/2042	2,850	2,880,708
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(i)	6.75%	07/01/2044	5,250	5,841,626
Phoenix (City of), AZ Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, RB	5.63%	07/01/2042	2,770	2,788,197
Pima (County of), AZ Industrial Development Authority (Acclaim Charter School);
Series 2006, RB	5.70%	12/01/2026	1,250	1,250,911
Series 2006, RB	5.80%	12/01/2036	4,385	4,386,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(i)	5.38%	06/15/2035	$2,370	$ 2,547,089
Series 2015, Ref. RB(i)	5.63%	06/15/2045	3,500	3,768,233
Series 2017, RB(a)(i)	4.13%	06/15/2029	1,500	1,514,738
Series 2017, RB(a)(i)	5.00%	06/15/2047	1,000	1,012,320
Series 2019, Ref. RB(i)	5.00%	06/15/2052	2,150	2,252,584
Series 2022, Ref. RB(i)	4.00%	06/15/2051	4,500	4,508,494
Pima (County of), AZ Industrial Development Authority (Career Success Schools);
Series 2020, Ref. RB(i)	5.50%	05/01/2040	1,125	1,182,597
Series 2020, Ref. RB(i)	5.75%	05/01/2050	5,000	5,263,622
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.25%	05/01/2044	3,000	3,216,718
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools); Series 2019, RB(i)	5.00%	07/01/2049	1,500	1,556,604
Pima (County of), AZ Industrial Development Authority (Premier Charter High School);
Series 2016 A, Ref. RB(i)	7.00%	07/01/2045	3,197	3,208,489
Series 2016 B, Ref. RB(k)	2.07%	07/01/2045	1,735	433,839
Series 2016 C, Ref. RB(k)	2.07%	07/01/2045	1,036	10,355
Pima (County of), AZ Industrial Development Authority (Riverbend Prep); Series 2010, RB(i)	7.00%	09/01/2037	3,339	3,344,020
Sundance Community Facilities District (Assessment District No. 2); Series 2003, RB(i)	7.13%	07/01/2027	421	421,371
Sundance Community Facilities District (Assessment District No. 3); Series 2004, RB	6.50%	07/01/2029	108	108,076
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(i)	6.13%	10/01/2047	2,800	2,966,919
Series 2017 A, RB(i)	6.13%	10/01/2052	2,800	2,959,980
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School - Queen Creek and Casa Grande Campuses);
Series 2013, RB(a)(b)	5.75%	07/01/2023	3,000	3,183,247
Series 2013, RB(a)(b)	6.00%	07/01/2023	3,625	3,857,358
				241,802,590

Arkansas–0.16%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(d)(i)	4.50%	09/01/2049	15,000	16,050,000

California–12.31%
ABAG Finance Authority for Nonprofit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB(a)(b)	5.00%	07/01/2022	6,000	6,085,539
Antelope Valley Community College District; Series 2020 B, GO Bonds	3.00%	08/01/2050	10,000	10,035,552
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(a)(b)(c)(l)	5.00%	04/01/2027	21,000	24,702,432
California (County of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	1,000	1,083,956
Series 2020 A, Ref. RB	4.00%	06/01/2049	1,075	1,178,805
Series 2020 B-2, Ref. RB(j)	0.00%	06/01/2055	32,780	6,230,908
California (County of), CA Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(j)	0.00%	06/01/2046	25,000	6,325,555
California (State of);
Series 2020, GO Bonds(c)	3.00%	03/01/2046	8,195	8,217,561
Series 2020, GO Bonds(c)	4.00%	03/01/2046	3,500	3,937,526
Series 2020, GO Bonds	3.00%	03/01/2050	1,315	1,299,803
Series 2020-XM0848, Ctfs.(c)	3.00%	03/01/2050	4,000	3,953,773
Series 2020-XM0849, Ctfs.(c)	4.00%	03/01/2040	10,000	11,374,735
Series 2020-XM0849, Ctfs.(c)	4.00%	03/01/2050	5,250	5,885,621
Series 2021, GO Bonds	3.00%	12/01/2043	1,000	1,012,165
Series 2021, GO Bonds	3.00%	12/01/2046	2,000	2,005,905
Series 2021, GO Bonds	3.00%	12/01/2049	1,500	1,493,745
California (State of) Educational Facilities Authority; Series 2013, RB(c)	5.00%	10/01/2032	6,255	8,832,498
California (State of) Educational Facilities Authority (Stanford University);
Series 2014 U-6, RB(c)	5.00%	05/01/2045	15,000	21,254,930
Series 2012 U-2, Ref. RB(c)	5.00%	10/01/2032	8,745	11,574,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Educational Facilities Authority (University of San Francisco); Series 2018 A, RB	5.25%	10/01/2055	$2,500	$ 3,732,983
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB(c)	5.00%	11/01/2047	10,000	13,898,755
California (State of) Housing Finance Agency; Series 2021 A, RB	3.25%	08/20/2036	6,511	6,864,772
California (State of) Infrastructure & Economic Development Bank (WFCS Portfolio Program); Series 2021 A-1, RB(i)	5.00%	01/01/2056	1,000	1,059,975
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	1,500	1,636,175
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016 A, RB(i)	5.00%	11/01/2036	1,500	1,683,035
Series 2016 A, RB(i)	5.00%	11/01/2046	1,500	1,661,280
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(i)	6.63%	01/01/2032	960	960,966
Series 2012, RB(i)	6.88%	01/01/2042	1,465	1,466,116
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, RB	5.75%	07/01/2030	5,040	5,103,434
Series 2012 A, RB	6.00%	07/01/2042	5,355	5,419,410
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(h)	5.00%	05/15/2052	1,375	1,606,928
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(d)	4.00%	07/15/2029	15,960	17,204,842
California (State of) Pollution Control Finance Authority;
Series 2012, RB(d)(i)	5.00%	07/01/2037	13,500	13,753,839
Series 2012, RB(d)(i)	5.00%	11/21/2045	20,710	21,097,153
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/26/2017; Cost $9,847,500)(d)(e)(f)(i)	7.00%	12/31/2049	9,925	992,500
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(i)	5.00%	11/21/2045	11,650	13,232,952
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021, RB(i)	5.00%	11/15/2036	1,000	1,124,458
Series 2021, RB(i)	5.00%	11/15/2046	750	824,504
Series 2021, RB(i)	5.00%	11/15/2051	1,250	1,371,522
Series 2021, RB(i)	5.00%	11/15/2056	2,650	2,900,148
California (State of) Public Finance Authority (Excelsior Charter Schools);
Series 2020 A, RB(i)	5.00%	06/15/2050	1,540	1,623,136
Series 2020 A, RB(i)	5.00%	06/15/2055	1,030	1,083,088
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	3,430	3,900,092
Series 2017, Ref. RB	5.00%	10/15/2047	10,170	11,419,733
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	6.40%	07/01/2048	3,000	3,151,567
California (State of) School Finance Authority (Aspire Public School);
Series 2016, Ref. RB(a)(b)(i)	5.00%	08/01/2025	215	240,941
Series 2016, Ref. RB(i)	5.00%	08/01/2046	2,285	2,489,462
California (State of) School Finance Authority (New Designs Charter School);
Series 2012, RB	5.50%	06/01/2042	5,000	5,028,787
Series 2019 A, RB(i)	5.00%	06/01/2040	750	815,454
Series 2019 A, RB(i)	5.00%	06/01/2050	1,060	1,141,352
California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(i)	5.00%	06/01/2049	750	788,255
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB	6.13%	11/01/2033	1,560	1,670,064
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB(i)	6.75%	06/01/2045	6,700	7,069,869
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,350	4,428,668
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(i)	5.00%	06/01/2036	4,250	4,686,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2044	$3,000	$ 3,272,268
Series 2016 A, RB(i)	5.25%	12/01/2056	55,945	62,894,460
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(i)	5.25%	07/01/2052	1,450	1,497,059
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB(a)(b)	6.00%	10/01/2022	2,895	2,981,960
Series 2012, RB(a)(b)	6.00%	10/01/2022	1,785	1,838,618
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002, RB	6.00%	05/01/2043	15,000	15,280,840
Series 2006 A, RB(j)	0.00%	06/01/2046	181,950	40,929,962
Series 2006 C, RB(i)(j)	0.00%	06/01/2055	50,000	4,379,425
Ceres Unified School District; Series 2017, GO Bonds (INS - BAM)(h)	5.00%	08/01/2051	2,500	2,908,037
CSCDA Community Improvement Authority (Social Bonds);
Series 2021 A-2, RB(i)	3.00%	02/01/2057	10,000	8,434,849
Series 2021, RB(i)	3.00%	12/01/2056	3,000	2,539,068
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, RB	6.50%	09/01/2023	610	626,384
Series 2008, RB	6.75%	09/01/2028	2,550	2,628,747
Series 2008, RB	6.88%	09/01/2038	4,440	4,572,833
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. RB(a)(b)	6.00%	01/15/2024	20,000	21,774,764
Series 2014 A, Ref. RB (INS - AGM)(h)(j)	0.00%	01/15/2036	61,010	41,888,996
Series 2014 A, Ref. RB (INS - AGM)(h)(j)	0.00%	01/15/2037	20,000	13,290,490
Series 2014 A, Ref. RB(g)	6.85%	01/15/2042	5,000	6,094,316
Series 2014 C, Ref. RB(a)(b)	6.50%	01/15/2024	10,750	11,700,343
Fresno Unified School District; Series 2021 A, GO Bonds	3.00%	08/01/2051	10,675	10,701,927
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB(a)(b)	5.30%	06/01/2022	33,480	33,873,849
Series 2018 A-1, Ref. RB(a)(b)	5.00%	06/01/2022	7,000	7,077,168
Series 2018 A-2, Ref. RB(a)(b)	5.00%	06/01/2022	40,470	40,905,915
Series 2021 B-2, Ref. RB(j)	0.00%	06/01/2066	497,500	74,422,766
Inland Empire Tobacco Securitization Corp.;
Series 2007 C-1, RB(j)	0.00%	06/01/2036	173,915	68,745,904
Series 2007 D, RB(j)	0.00%	06/01/2057	46,635	4,001,218
Series 2007 F, RB(i)(j)	0.00%	06/01/2057	99,650	5,371,424
Los Angeles (City of), CA Community Facilities District No. 3 (Cascades Business Park); Series 1997, RB	6.40%	09/01/2022	85	86,580
Los Angeles (City of), CA Department of Airports; Series 2018-XX1082, Class B, Revenue Ctfs.(c)(d)(l)	5.25%	05/15/2048	26,000	30,112,987
Los Angeles (City of), CA Department of Water & Power;
Series 2012 B, RB(c)	5.00%	07/01/2043	17,375	17,599,878
Series 2012 B, RB	5.00%	07/01/2043	29,155	29,532,341
Mt. San Antonio Community College District (Election of 2008); Series 2021 E, GO Bonds(j)	0.00%	08/01/2046	4,450	2,093,662
Oakland Unified School District; Series 2021 A, GO Bonds (INS - BAM)(h)	4.00%	08/01/2046	4,875	5,519,416
Pomona Unified School District; Series 2021 F, GO Bonds (INS - BAM)(h)	3.00%	08/01/2048	5,000	5,068,963
Riverside (County of), CA Transportation Commission; Series 2013 A, RB(a)(b)	5.75%	06/01/2023	7,000	7,417,563
San Bernardino City Unified School District;
Series 2011 D, GO Bonds (INS - AGM)(h)(j)	0.00%	08/01/2036	7,650	5,169,255
Series 2011 D, GO Bonds (INS - AGM)(h)(j)	0.00%	08/01/2037	13,130	8,582,557
Series 2011 D, GO Bonds (INS - AGM)(h)(j)	0.00%	08/01/2038	13,515	8,516,143
Series 2011 D, GO Bonds (INS - AGM)(h)(j)	0.00%	08/01/2039	13,895	8,431,857
Series 2011 D, GO Bonds (INS - AGM)(h)(j)	0.00%	08/01/2040	14,280	8,340,174
Series 2011 D, GO Bonds (INS - AGM)(h)(j)	0.00%	08/01/2041	14,080	7,955,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego (County of), CA Regional Airport Authority;
Series 2017 B, RB(d)	5.00%	07/01/2047	$2,000	$ 2,256,742
Series 2021 A, RB	4.00%	07/01/2046	2,250	2,519,109
Series 2021 B, RB(d)	4.00%	07/01/2051	15,000	16,312,245
Series 2021 B, RB(d)	5.00%	07/01/2051	7,500	8,858,755
San Diego Unified School District; Series 2019 B, GO Bonds	3.25%	07/01/2048	3,815	3,913,339
San Diego Unified School District (Election of 2008); Series 2012 E, GO Bonds(g)	5.25%	07/01/2042	10,000	9,133,079
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, RB(j)	0.00%	08/01/2036	5,710	2,563,363
Series 2013 C, RB(j)	0.00%	08/01/2038	2,000	786,560
Series 2013 C, RB(j)	0.00%	08/01/2043	17,000	4,951,337
San Francisco Bay Area Rapid Transit District (Green Bonds); Series 2020 C-1, GO Bonds	3.00%	08/01/2050	16,770	16,574,113
San Francisco Community College District (Election of 2020); Series 2020 A, GO Bonds	3.00%	06/15/2045	8,225	8,361,746
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. RB	5.25%	01/15/2044	7,000	7,611,626
Series 2014 B, Ref. RB	5.25%	01/15/2049	11,000	11,920,620
San Jose (City of), CA;
Series 2017 A, Ref. RB(c)(d)(l)	5.00%	03/01/2041	10,000	11,286,795
Series 2017 A, Ref. RB(c)(d)(l)	5.00%	03/01/2047	20,000	22,416,952
San Jose (City of), CA (Helzer Courts Apartments); Series 1999 A, RB(d)	6.40%	12/01/2041	13,413	13,428,503
Santee School District (Election of 2006); Series 2006 D, GO Bonds (INS - AGC)(h)(j)	0.00%	08/01/2038	4,355	2,802,564
Savanna Elementary School District (Election of 2008); Series 2012 B, GO Bonds (INS - AGM)(g)(h)	6.75%	02/01/2052	7,500	7,537,670
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(j)	0.00%	06/01/2036	10,000	4,539,379
Series 2007 A, RB(j)	0.00%	06/01/2047	20,000	4,841,398
Southern California Logistics Airport Authority;
Series 2007, RB	6.15%	12/01/2043	4,400	4,521,380
Series 2008 A, RB	6.00%	12/01/2033	1,475	1,515,690
Series 2008 A, RB(j)	0.00%	12/01/2045	18,085	5,200,872
Series 2008 A, RB(j)	0.00%	12/01/2046	18,085	4,920,250
Series 2008 A, RB(j)	0.00%	12/01/2047	18,085	4,649,729
Series 2008 A, RB(j)	0.00%	12/01/2048	18,085	4,392,277
Series 2008 A, RB(j)	0.00%	12/01/2049	18,085	4,147,205
Series 2008 A, RB(j)	0.00%	12/01/2050	18,085	3,914,417
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2006, RB(j)	0.00%	06/01/2046	30,000	6,542,937
Series 2019, Ref. RB	5.00%	06/01/2048	6,500	7,528,689
Series 2019, Ref. RB(j)	0.00%	06/01/2054	19,300	3,601,199
Temecula Valley Unified School District; Series 2021 D, GO Bonds	3.00%	08/01/2047	5,270	5,333,668
University of California;
Series 2014 AM, RB(a)(c)	5.00%	05/15/2044	34,545	37,074,319
Series 2017 M, RB(c)	5.00%	05/15/2047	50,890	58,768,978
Vallejo (City of), CA Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, RB	5.80%	09/01/2031	3,300	3,346,247
Victor Valley Union High School District (Election of 2008);
Series 2013 B, GO Bonds(a)(b)(j)	0.00%	08/01/2023	14,550	3,628,523
Series 2013 B, GO Bonds(a)(b)(j)	0.00%	08/01/2023	7,000	1,640,680
Series 2013 B, GO Bonds(a)(b)(j)	0.00%	08/01/2023	15,715	3,460,435
Series 2013 B, GO Bonds(a)(b)(j)	0.00%	08/01/2023	37,560	6,842,298
				1,276,324,465

Colorado–10.80%
3rd and Havana Metropolitan District;
Series 2020 A, GO Bonds	5.25%	12/01/2049	4,200	4,404,348
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	1,931,442
64th Ave ARI Authority; Series 2020, RB	6.50%	12/01/2043	14,000	14,483,962
Aberdeen Metropolitan District No. 2; Series 2021, Ref. GO Bonds(g)	5.75%	12/01/2051	6,055	4,419,646
Amber Creek Metropolitan District; Series 2017 B, GO Bonds	7.75%	12/15/2047	463	468,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Aspen Street Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2050	$1,075	$ 1,069,164
Aurora Crossroads Metropolitan District No. 2;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,076,966
Series 2020 B, GO Bonds	7.75%	12/15/2050	3,500	3,508,251
Aurora Highlands Community Authority Board; Series 2021 A, Ref. RB	5.75%	12/01/2051	40,000	39,057,364
Banning Lewis Ranch Metropolitan District No. 4;
Series 2018 A, GO Bonds	5.75%	12/01/2048	5,000	5,285,870
Series 2018 B, GO Bonds	8.00%	12/15/2048	2,063	2,107,793
Series 2018 C, GO Bonds	8.00%	12/15/2051	4,134	3,789,216
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,320,448
Series 2018 B, GO Bonds	8.00%	12/15/2048	511	522,095
Series 2018 C, GO Bonds	8.00%	12/15/2051	1,942	1,779,528
Banning Lewis Ranch Metropolitan District No. 8; Series 2021, GO Bonds(i)	4.88%	12/01/2051	4,500	4,244,061
Banning Lewis Ranch Regional Metropolitan District No. 1;
Series 2018 A, GO Bonds	5.38%	12/01/2048	2,500	2,627,220
Series 2018 B, GO Bonds	7.75%	12/15/2041	630	646,526
Series 2018 C, GO Bonds	8.00%	12/15/2041	1,801	1,648,865
Banning Lewis Ranch Regional Metropolitan District No. 2; Series 2021, GO Bonds	5.75%	12/01/2051	5,190	5,091,777
Base Village Metropolitan District No. 2; Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	2,830	2,280,783
Baseline Metropolitan District No. 1;
Series 2021 A, GO Bonds	5.00%	12/01/2042	555	575,133
Series 2021 A, GO Bonds	5.00%	12/01/2051	1,000	1,025,005
Series 2021 B, GO Bonds	7.50%	12/15/2051	2,195	2,068,265
Belford North Metropolitan District; Series 2020 B, GO Bonds	8.50%	12/15/2050	6,500	6,517,732
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(g)(i)	6.75%	12/01/2049	3,785	3,142,004
Belleview Village Metropolitan District; Series 2020, GO Bonds	4.95%	12/01/2050	870	902,243
Bennett Ranch Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	1,221	1,173,063
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	10,000	10,563,960
Berthoud-Heritage Metropolitan District No. 10; Series 2022 B, GO Bonds	8.00%	12/15/2052	6,840	6,851,450
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	677,482
Brighton Crossing Metropolitan District No. 6; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,077,571
Broadway Station Metropolitan District No. 2; Series 2019 B, GO Bonds(g)	7.50%	12/01/2048	7,075	5,099,400
Broadway Station Metropolitan District No. 3; Series 2019 B, GO Bonds(g)	7.50%	12/01/2049	30,465	20,148,853
Bromley Park Metropolitan District No. 2; Series 2018 C, Ref. GO Bonds	7.85%	12/15/2047	6,297	6,330,111
Broomfield Village Metropolitan District No. 2;
Series 2021 A-1, Ref. GO Bonds(i)	5.00%	12/01/2049	1,500	1,571,486
Series 2021 A-2, GO Bonds(i)	5.00%	12/01/2049	740	762,281
Buffalo Highlands Metropolitan District;
Series 2018 A, Ref. GO Bonds	5.25%	12/01/2038	1,000	1,048,535
Series 2018 A, Ref. GO Bonds	5.38%	12/01/2048	1,750	1,831,935
Series 2018 B, Ref. GO Bonds	7.63%	12/15/2046	1,226	1,233,211
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	3,184	3,273,496
Canyon Pines Metropolitan District;
Series 2021 A-1, GO Bonds	5.25%	12/01/2023	5	4,961
Series 2021 A-1, GO Bonds	5.25%	12/01/2051	6,995	6,587,884
Canyon Pines Metropolitan District Special Improvement District No. 1; Series 2021, RB	3.75%	12/01/2040	5,000	4,516,444
Canyons Metropolitan District No. 5;
Series 2016, GO Bonds	7.00%	12/15/2057	10,116	7,318,577
Series 2017 A, Ref. GO Bonds	6.00%	12/01/2037	1,750	1,808,365
Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,735	4,899,833
Series 2017 B, GO Bonds	8.00%	12/15/2047	3,500	3,532,256
Cascade Ridge Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	3,000	2,897,180
Castleview Metropolitan District No. 1; Series 2021 A, GO Bonds	5.00%	12/01/2050	4,727	4,593,233
Centerra Metropolitan District No. 1; Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	7,375	7,687,252
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2018, RB	5.25%	12/01/2048	5,550	5,818,787
Chambers Highpoint Metropolitan District No. 2;
Series 2021, GO Bonds	5.00%	12/01/2041	520	528,611
Series 2021, GO Bonds	5.00%	12/01/2051	835	838,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Cielo Metropolitan District; Series 2021, GO Bonds	5.25%	12/01/2050	$4,442	$ 4,475,157
Citadel on Colfax Business Improvement District;
Series 2020 A, RB	5.35%	12/01/2050	2,900	2,989,093
Series 2020 B, RB	7.88%	12/15/2050	465	464,912
City Center West Commercial Metropolitan District;
Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	4,000	4,247,987
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	611,794
City Center West Residential Metropolitan District No. 2; Series 2019 B, GO Bonds	7.75%	12/15/2049	1,425	1,433,971
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	507,151
Clear Creek Transit Metropolitan District No. 2;
Series 2021 A, GO Bonds	5.00%	12/01/2050	1,000	1,030,352
Series 2021 B, GO Bonds	7.90%	12/15/2050	1,160	1,107,908
Colliers Hill Metropolitan District No. 1;
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	2,500	2,531,608
Series 2021 C, GO Bonds	7.25%	12/15/2049	2,350	2,218,913
Colliers Hill Metropolitan District No. 2;
Series 2022 B-2, GO Bonds	7.63%	12/15/2042	5,782	5,679,631
Series 2022, Ref. GO Bonds	6.00%	12/15/2047	2,995	2,925,092
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, RB	6.25%	07/01/2028	1,360	1,364,242
Series 2008, RB	6.50%	07/01/2038	1,000	1,002,912
Series 2013, RB	7.45%	08/01/2048	2,245	2,385,101
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2044	2,250	2,320,165
Series 2021 A, RB	5.00%	05/15/2049	1,500	1,534,317
Colorado (State of) Health Facilities Authority (Commonspirit Health);
Series 2019 A, Ref. RB	5.00%	08/01/2038	5,000	5,876,687
Series 2019 A-2, Ref. RB	4.00%	08/01/2049	11,800	12,715,492
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 B, RB(a)	5.00%	05/15/2048	1,500	1,568,519
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(c)	5.00%	01/01/2044	21,000	22,245,122
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(i)	5.75%	12/01/2035	1,650	1,558,510
Series 2015 A, Ref. RB(i)	6.13%	12/01/2045	2,300	2,161,720
Series 2015 A, Ref. RB(i)	6.25%	12/01/2050	4,070	3,839,103
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, RB	5.20%	07/01/2022	100	100,026
Series 2007 A, RB	5.25%	07/01/2027	3,260	3,259,778
Series 2007 A, RB	5.30%	07/01/2037	3,985	3,688,746
Colorado (State of) International Center Metropolitan District No. 14; Series 2022, GO Bonds	7.50%	12/15/2051	15,000	14,497,558
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2020 A, Ref. RB	4.00%	07/15/2038	350	390,238
Series 2020 A, Ref. RB	4.00%	07/15/2039	800	950,882
Series 2020 A, Ref. RB	4.00%	07/15/2040	500	595,889
Colorado Crossing Metropolitan District No. 2;
Series 2020 A-1, Ref. GO Bonds	5.00%	12/01/2047	14,614	15,120,118
Series 2020 A-2, GO Bonds	5.00%	12/01/2050	13,000	13,328,110
Series 2020 B, GO Bonds(i)	7.50%	12/15/2050	3,495	3,405,485
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. GO Bonds	5.88%	12/01/2046	13,500	14,251,500
Colorado International Center Metropolitan District No. 4;
Series 2019 A, Ref. GO Bonds(g)	6.00%	12/01/2047	30,920	25,962,151
Series 2019 A-2, GO Bonds(g)	6.25%	12/01/2048	15,075	13,421,116
Series 2019 B-2, GO Bonds	8.75%	12/15/2048	1,997	2,037,725
Colorado International Center Metropolitan District No. 7; Series 2021, GO Bonds(g)	5.25%	12/01/2051	12,150	8,842,102
Conestoga Metropolitan District No. 2; Series 2021 A, GO Bonds	5.25%	12/01/2051	1,625	1,622,655
Copperleaf Metropolitan District No. 6;
Series 2018 A, GO Bonds	5.25%	12/01/2048	2,000	2,093,466
Series 2018 B, GO Bonds	7.50%	12/15/2048	820	832,903
Cottonwood Highlands Metropolitan District No. 1; Series 2019 B, GO Bonds	8.75%	12/15/2049	2,095	2,152,719
Cottonwood Hollow Residential Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	15,324	14,416,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Creekside Village Metropolitan District; Series 2019, GO Bonds	7.75%	12/15/2049	$616	$ 622,065
Crowfoot Valley Ranch Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.63%	12/01/2038	3,555	3,763,561
Series 2018 A, GO Bonds	5.75%	12/01/2048	9,665	10,208,809
Series 2018 B, GO Bonds	8.00%	12/15/2048	1,630	1,650,728
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	3,010	3,086,239
Deer Creek Villas Metropolitan District;
Series 2022 A, GO Bonds	5.00%	12/01/2055	3,185	3,195,953
Series 2022 B, GO Bonds	7.75%	12/15/2055	650	652,115
Denver (City & County of), CO;
Series 2018 A, RB(c)(d)	5.00%	12/01/2029	24,580	28,864,201
Series 2018 A, RB(c)(d)	5.00%	12/01/2036	25,865	30,181,861
Series 2018 A, Ref. RB(c)(d)	5.25%	12/01/2043	17,500	20,563,372
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(d)	5.00%	10/01/2032	43,840	45,579,234
Denver (City of), CO Convention Center Hotel Authority;
Series 2016, Ref. RB	5.00%	12/01/2032	1,000	1,118,523
Series 2016, Ref. RB	5.00%	12/01/2040	250	277,190
Denver Gateway Center Metropolitan District;
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,240,634
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,855	1,894,529
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,300	2,427,560
Douglas (County of), CO Sierra Ridge Metropolitan District No. 2; Series 2016 B, GO Bonds	7.63%	12/15/2046	1,500	1,547,326
E-86 Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2051	3,045	2,988,064
Elbert & Highway 86 Commercial Metropolitan District;
Series 2021 A, Ref. GO Bonds(i)	5.00%	12/01/2051	2,000	2,051,169
Series 2021 B, GO Bonds(i)	8.00%	12/15/2051	1,905	1,825,453
Elevation Park Metropolitan District; Series 2021, GO Bonds	4.25%	12/01/2051	2,455	2,275,110
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	3,140,923
Erie Highlands Metropolitan District No. 2; Series 2018 C, GO Bonds	8.00%	12/15/2052	3,600	3,297,986
Evan’s Place Metropolitan District;
Series 2020 MDD, GO Bonds	5.00%	12/01/2040	550	587,953
Series 2020 MDD, GO Bonds	5.00%	12/01/2050	1,585	1,657,119
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(i)	6.00%	12/01/2049	2,970	3,039,048
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	974,957
Fourth Street Crossing Business Improvement District; Series 2019 B, RB	8.00%	12/15/2049	700	704,864
Gardens at East Iliff Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,060	2,148,788
Series 2019 B, GO Bonds	8.50%	12/15/2049	680	679,558
Gardens on Havana Metropolitan District No. 3 (The);
Series 2017 A, RB	5.13%	12/01/2037	1,070	1,110,954
Series 2017 A, RB	5.25%	12/01/2047	1,015	1,053,127
Series 2017 B, RB	7.75%	12/15/2047	1,000	1,018,440
Geos Neighborhood Metropolitan District; Series 2021, GO Bonds(g)	6.13%	12/01/2050	3,075	2,670,541
Grandby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(i)	5.50%	12/01/2052	5,490	5,731,447
Green Valley Ranch East Metropolitan District No. 6; Series 2020 A, GO Bonds	5.88%	12/01/2050	3,550	3,771,867
Hance Ranch Metropolitan District;
Series 2020, GO Bonds	5.00%	12/01/2040	565	587,410
Series 2020, GO Bonds	5.13%	12/01/2050	1,810	1,847,809
Haskins Station Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2039	690	727,449
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,125	1,171,023
Series 2019 B, GO Bonds	8.75%	12/15/2049	1,328	1,336,957
Hess Ranch Metropolitan District No. 6;
Series 2020 A-1, GO Bonds	5.00%	12/01/2049	5,000	5,288,397
Series 2020 A-2, GO Bonds(g)	5.75%	12/01/2049	9,000	7,096,465
Series 2020 B, GO Bonds	8.00%	12/15/2049	4,683	4,733,206
HM Metropolitan District No. 2; Series 2021, GO Bonds(g)	5.75%	12/01/2051	15,000	9,547,791
Home Place Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	834	847,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Homestead Hills Metropolitan District;
Series 2020 A, GO Bonds(i)	5.00%	12/01/2050	$2,220	$ 2,309,295
Series 2020 B, GO Bonds	8.00%	12/15/2050	722	719,941
Independence Metropolitan District No. 3;
Series 2019 A, GO Bonds	6.25%	12/01/2049	8,095	8,165,205
Series 2019 B, GO Bonds	9.00%	12/15/2049	4,230	4,287,520
Series 2021, GO Bonds	9.00%	12/15/2049	8,405	8,519,293
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	5,082	5,399,350
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	6,910	7,232,877
Johnston (Town of), CO Plaza Metropolitan District;
Series 2016 A, RB	5.25%	12/01/2036	4,000	4,123,550
Series 2016 A, RB	5.38%	12/01/2046	11,799	12,162,423
Johnstown Farms East Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	2,562	2,488,419
Johnstown Village Metropolitan District No. 2;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,074,610
Series 2020 B, GO Bonds(i)	7.75%	12/15/2050	711	711,547
Jones District Community Authority Board; Series 2020 A, RB(g)	5.75%	12/01/2050	6,815	5,989,427
Karl’s Farm Metropolitan District No. 2;
Series 2020 A, GO Bonds(i)	5.38%	12/01/2040	640	681,213
Series 2020 A, GO Bonds(i)	5.63%	12/01/2050	1,615	1,701,072
Kinston Metropolitan District No. 5;
Series 2020 A, GO Bonds	5.13%	12/01/2050	2,850	2,950,789
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,800	3,828,203
Lake Bluff Metropolitan District No. 2; Series 2021, Ref. GO Bonds	5.25%	12/01/2051	11,406	10,925,968
Lakes at Centerra Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.13%	12/01/2037	2,700	2,827,971
Series 2018 A, GO Bonds	5.25%	12/01/2047	4,970	5,188,026
Series 2018 B, GO Bonds	7.63%	12/15/2047	1,795	1,822,768
Lanterns Rock Creek Metropolitan District; Series 2020, GO Bonds	6.25%	08/01/2045	1,495	1,520,542
Lupton Village Residential Metropolitan District; Series 2021, GO Bonds	4.63%	12/01/2051	5,000	4,657,245
Mayberry Springs Community Authority; Series 2021 B, RB	8.00%	04/15/2051	3,351	3,164,225
Mayfield Metropolitan District;
Series 2020 A, GO Bonds	5.75%	12/01/2050	1,190	1,267,727
Series 2020 B, GO Bonds	8.25%	12/15/2050	622	636,597
Series 2020 C, GO Bonds	3.00%	12/15/2050	767	277,985
Meadowbrook Crossing Metropolitan District;
Series 2020 A, Ref. GO Bonds(i)	5.25%	12/01/2049	3,355	3,546,586
Series 2020 B, Ref. GO Bonds(i)	7.75%	12/15/2049	494	500,114
Meadowlark Metropolitan District;
Series 2020 A, GO Bonds	4.88%	12/01/2040	525	546,078
Series 2020 A, GO Bonds	5.13%	12/01/2050	755	778,754
Series 2020 B, GO Bonds	7.63%	12/15/2050	607	608,699
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,472,577
Montrose (County of), CO (The Homestead at Montrose, Inc.);
Series 2003 A, RB	7.00%	02/01/2025	800	791,266
Series 2003 A, RB	7.00%	02/01/2038	6,200	5,886,645
Morgan Hill Metropolitan District No. 3; Series 2021 B, GO Bonds	6.38%	12/15/2051	1,460	1,408,906
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	1,022,767
Muegge Farms Metropolitan District No. 1; Series 2021, GO Bonds	5.00%	12/01/2051	3,300	3,152,649
Neu Towne Metropolitan District; Series 2018 B, Ref. GO Bonds	7.75%	12/15/2046	2,285	2,321,557
Nexus North at DIA Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	570	585,568
North Holly Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2048	1,260	1,322,488
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,015	1,035,689
Series 2018 C, GO Bonds	8.00%	12/15/2050	1,614	1,574,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
North Park Metropolitan District No. 1;
Seires 2018 A-2, RB	5.50%	12/01/2034	$8,340	$ 8,919,039
Seires 2018 A-2, RB	5.85%	12/01/2048	9,000	9,610,601
Series 2018 A-1, RB	5.38%	12/01/2034	5,650	6,030,335
Series 2018 A-1, RB	5.75%	12/01/2048	3,850	4,104,697
North Range Metropolitan District No. 2;
Series 2017 A, Ref. GO Bonds	5.63%	12/01/2037	3,270	3,410,390
Series 2017 A, Ref. GO Bonds	5.75%	12/01/2047	4,885	5,090,676
Series 2017 B, GO Bonds	7.75%	12/15/2047	2,830	2,897,282
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	7,740,598
Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	3,000	3,112,267
Palisade Metropolitan District No. 2; Series 2019, GO Bonds	7.25%	12/15/2049	3,712	3,734,084
Palisade Park North Metropolitan District No. 1; Series 2021 B, GO Bonds	5.25%	12/15/2051	2,912	2,741,278
Peak Metropolitan District No. 1; Series 2021 B, GO Bonds(i)	7.63%	12/15/2051	1,652	1,597,842
Promontory Metropolitan District No. 3; Series 2020 A, GO Bonds	6.25%	12/01/2050	1,021	1,033,921
Pronghorn Valley Metropolitan District; Series 2021 B, GO Bonds	7.25%	12/15/2051	500	467,738
Pueblo Urban Renewal Authority (Evraz); Series 2021, RB(i)	4.75%	12/01/2045	3,930	4,154,324
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,290	2,300,310
Reata Ridge Village Metropolitan District No. 2; Series 2019 B-3, GO Bonds	8.00%	12/15/2049	615	617,405
Remuda Ranch Metropolitan District; Series 2020 B, GO Bonds	7.63%	12/15/2050	574	564,903
Riverdale Peaks II Metropolitan District; Series 2005, GO Bonds(k)	6.50%	12/01/2035	1,000	500,000
Riverview Metropolitan District; Series 2021, Ref. GO Bonds	5.00%	12/01/2051	575	583,861
RM Mead Metropolitan District;
Series 2020 A, GO Bonds	5.25%	12/01/2050	4,370	4,523,672
Series 2020 B, GO Bonds	8.00%	12/15/2050	610	607,653
Rock Canyon Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,637	1,705,161
Series 2020 B, GO Bonds	8.75%	12/15/2049	398	401,232
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(i)	5.00%	12/01/2041	5,645	5,554,114
Series 2021 A, GO Bonds(i)	5.00%	12/01/2051	8,110	7,758,809
Series 2021 B, GO Bonds(i)	8.25%	12/15/2051	7,200	6,891,074
Sabell Metropolitan District; Series 2020 A, GO Bonds(i)	5.00%	12/01/2050	1,055	1,102,562
Settler’s Crossing Metropolitan District No. 1;
Series 2020 A, GO Bonds(i)	5.00%	12/01/2040	1,000	1,057,540
Series 2020 A, GO Bonds(i)	5.13%	12/01/2050	1,630	1,698,022
Series 2020 B, GO Bonds	7.63%	12/15/2050	598	601,926
Series 2021 C, GO Bonds	7.63%	12/15/2052	4,560	4,341,679
Severance Shores Metropolitan District No. 4; Series 2020 B, GO Bonds	8.25%	12/15/2049	805	813,735
Silver Peaks Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2050	580	598,185
Series 2020 B, GO Bonds	7.00%	12/15/2050	500	479,074
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	2,903,790
Spring Valley Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,428,182
Series 2020 B, GO Bonds	8.50%	12/15/2049	729	733,324
St. Vrain Lakes Metropolitan District No. 2; Series 2017 B, GO Bonds	7.63%	12/15/2047	1,080	1,118,665
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	3,980,160
Sterling Ranch Community Authority Board;
Series 2017 B, RB	7.50%	12/15/2047	6,500	6,677,369
Series 2020 B, RB	7.13%	12/15/2050	725	733,935
Tailholt Metropolitan District No. 3;
Series 2018 A, GO Bonds	6.00%	12/01/2048	7,545	7,882,334
Series 2018 B, GO Bonds	8.13%	12/15/2048	1,647	1,681,780
Talon Pointe Metropolitan District;
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2039	3,260	3,385,972
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	5,345	5,423,358
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2051	2,595	2,566,146
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,695	1,644,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Timberleaf Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	$777	$ 789,937
Trails at Crowfoot Metropolitan District No. 3;
Series 2019 A, GO Bonds	5.00%	12/01/2039	1,000	1,052,436
Series 2019, GO Bonds	9.00%	12/15/2049	3,140	3,172,232
Transport Metropolitan District No. 3;
Series 2021 A-1, GO Bonds	5.00%	12/01/2041	1,000	1,079,774
Series 2021 A-1, GO Bonds	5.00%	12/01/2051	2,960	3,133,550
Series 2021 A-2, GO Bonds(g)	5.50%	12/01/2051	3,000	2,651,419
Tuscan Foothills Village Metropolitan District; Series 2019 A, GO Bonds	6.25%	12/01/2049	1,240	1,285,891
University of Colorado; Series 2014 A, RB(a)(b)(c)	5.00%	06/01/2024	16,835	18,257,931
USAFA Visitor’s Center Business Improvement District; Series 2022 C, RB(i)	7.75%	12/15/2052	24,275	23,339,014
Velocity Metropolitan District No. 5; Series 2020 A-2, GO Bonds(g)	6.00%	12/01/2050	13,100	9,334,345
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(i)	5.70%	12/01/2051	27,543	27,936,157
Villages at Johnstown Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2050	1,020	1,052,152
Series 2020 B, GO Bonds	7.50%	12/15/2050	843	821,409
Wagons West Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,685	1,756,718
Series 2020 B-3, GO Bonds	8.50%	12/15/2049	553	552,097
Waters’ Edge Metropolitan District No. 2; Series 2021, GO Bonds	5.00%	12/01/2051	4,445	4,278,911
Waterstone Metropolitan District No. 1; Series 2020 A, GO Bonds	6.00%	12/01/2049	15,680	16,797,388
Westerly Metropolitan District No. 4;
Series 2021 A, GO Bonds	5.00%	12/01/2050	1,000	1,031,563
Series 2021 A-2, GO Bonds(g)	5.20%	12/01/2050	1,000	831,617
Series 2021 B, GO Bonds	8.00%	12/15/2050	4,238	4,078,524
Wild Plum Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	600	633,922
Series 2019 B, GO Bonds(i)	7.75%	12/15/2049	505	514,756
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	654,062
Windler Public Improvement Authority;
Series 2021 A-1, RB	4.13%	12/01/2051	9,000	8,280,548
Series 2021 A-2, RB(g)	4.63%	12/01/2051	15,000	10,192,800
Winsome Metropolitan District No. 3; Series 2021 A, GO Bonds(i)	5.13%	12/01/2050	2,700	2,543,642
				1,118,966,314

Connecticut–0.16%
Connecticut (State of) (Social Bonds); Series 2021 B, GO Bonds	5.00%	06/01/2041	250	310,825
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health);
Series 2019 A, Ref. RB	4.00%	07/01/2041	2,365	2,541,736
Series 2019 A, Ref. RB	4.00%	07/01/2049	3,000	3,187,439
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(e)(k)	5.13%	10/01/2036	7,935	952,200
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2050	9,280	9,649,284
				16,641,484

Delaware–0.16%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.); Series 2016 A, RB	5.00%	06/01/2051	2,200	2,342,486
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB(a)(b)	5.00%	03/01/2022	1,350	1,350,000
Millsboro (Town of), DE (Plantation Lakes Special Development District);
Series 2018, Ref. RB(i)	5.13%	07/01/2038	8,000	8,586,386
Series 2018, Ref. RB(i)	5.25%	07/01/2048	4,100	4,367,375
				16,646,247

District of Columbia–1.20%
District of Columbia; Series 2014 C, GO Bonds(c)	5.00%	06/01/2038	21,000	22,648,305
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	5.00%	07/01/2032	500	529,642
Series 2017 A, RB	5.00%	07/01/2037	2,650	2,796,036
Series 2017 A, RB	5.00%	07/01/2052	10,485	10,927,058

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2045	$7,750	$ 7,882,953
District of Columbia Tobacco Settlement Financing Corp.;
Series 2006 A, RB(j)	0.00%	06/15/2046	100,920	22,638,455
Series 2006 C, RB(j)	0.00%	06/15/2055	60,320	5,487,678
District of Columbia Water & Sewer Authority; Series 2013 A, RB(a)(b)(c)	5.00%	10/01/2023	27,000	28,674,513
Metropolitan Washington Airports Authority;
Series 2010, RB (INS - BAM)(h)(j)	0.00%	10/01/2037	16,935	9,525,343
Series 2022, Ref. RB (INS - AGM)(h)	4.00%	10/01/2052	5,000	5,535,780
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2049	7,500	8,109,587
				124,755,350

Florida–5.94%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	5.00%	11/15/2024	2,320	2,247,531
Series 2014, RB	5.63%	11/15/2029	1,000	947,126
Series 2014, RB	6.00%	11/15/2029	4,000	3,790,306
Series 2014, RB	6.00%	11/15/2034	3,305	3,030,943
Series 2014, RB	6.25%	11/15/2044	22,145	20,034,847
Series 2014, RB	6.38%	11/15/2049	5,130	4,624,326
Alachua (County of), FL Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. RB(a)	8.00%	10/01/2032	1,000	1,060,401
Series 2012 A, Ref. RB(a)	8.00%	10/01/2042	2,500	2,651,002
Series 2012 A, Ref. RB(a)	8.00%	10/01/2046	2,000	2,120,801
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB(i)	5.00%	11/15/2061	40,750	38,092,155
Series 2022 B, RB(i)	6.50%	11/15/2033	3,325	3,306,162
Atlantic Beach (City of), FL (Fleet Landing);
Series 2018 A, RB	5.00%	11/15/2043	1,100	1,213,046
Series 2018 A, RB	5.00%	11/15/2048	5,000	5,497,016
Broward (County of), FL;
Series 2017, RB(c)(d)(l)	5.00%	10/01/2042	12,045	13,705,238
Series 2020-XL0136, Ctfs.(c)(d)	4.00%	10/01/2049	14,000	14,999,456
Buckeye Park Community Development District; Series 2008 A, RB(e)(k)	7.88%	05/01/2038	4,900	2,793,000
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.);
Series 2015, Ref. RB(i)	5.88%	07/01/2040	1,165	1,211,029
Series 2015, Ref. RB(i)	6.00%	07/01/2045	6,000	6,237,431
Series 2015, Ref. RB(i)	6.00%	07/01/2050	5,360	5,563,740
Capital Trust Agency, Inc. (Franklin Academy);
Series 2020, RB(i)	5.00%	12/15/2050	1,955	2,040,540
Series 2020, RB(i)	5.00%	12/15/2055	2,845	2,963,678
Capital Trust Agency, Inc. (H-Bay Ministries, Inc. - Superior Residences);
Series 2018 A-1, RB(e)	4.00%	07/01/2038	2,750	1,485,000
Series 2018 A-1, RB(e)	4.00%	07/01/2043	1,000	540,000
Series 2018 A-1, RB(e)	5.00%	07/01/2048	5,660	3,056,400
Series 2018 A-1, RB(e)	4.13%	07/01/2053	2,000	1,080,000
Series 2018 B, RB(e)	5.00%	07/01/2043	500	120,000
Series 2018 B, RB(e)	5.00%	07/01/2053	1,100	264,000
Capital Trust Agency, Inc. (Imagine School at North Manatee); Series 2021 C, RB(i)	5.00%	06/01/2056	520	556,099
Capital Trust Agency, Inc. (New Springs, Inc.); Series 2021, RB	4.75%	06/01/2056	2,825	2,568,108
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.);
Series 2017, Ref. RB(i)	5.00%	07/01/2037	1,000	1,029,131
Series 2017, Ref. RB(i)	5.00%	07/01/2046	600	608,927
Capital Trust Agency, Inc. (Tallahassee Tapestry);
Series 2015, RB(e)(i)	6.75%	12/31/2049	5,405	1,675,550
Series 2015, RB(e)(i)	7.00%	12/31/2049	2,000	620,000
Series 2015, RB(e)(i)	7.13%	12/01/2050	1,000	310,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Capital Trust Agency, Inc. (University Bridge LLC Student Housing);
Series 2018 A, RB(i)	4.00%	12/01/2028	$4,110	$ 4,316,886
Series 2018 A, RB(i)	5.25%	12/01/2043	15,850	17,725,393
Series 2018 A, RB(i)	5.25%	12/01/2058	16,600	18,331,066
Capital Trust Agency, Inc. (WFCS Portfolio); Series 2021 A, RB(i)	5.00%	01/01/2056	1,000	1,048,676
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(d)(i)	5.00%	10/01/2049	2,420	2,590,829
Series 2021, RB(d)(i)	4.00%	10/01/2051	2,000	2,034,779
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013-09/18/2020; Cost $6,344,501)(e)(f)(i)	8.13%	05/15/2044	6,670	4,535,600
Series 2014 A, RB (Acquired 12/16/2013-12/19/2013; Cost $43,950,403)(e)(f)(i)	8.25%	05/15/2049	44,570	30,307,600
Series 2015 A, RB (Acquired 06/30/2015; Cost $345,000)(e)(f)(i)	5.50%	05/15/2025	345	234,600
Series 2015 A, RB (Acquired 06/30/2015; Cost $875,000)(e)(f)(i)	6.25%	05/15/2035	875	595,000
Series 2015 A, RB (Acquired 06/30/2015; Cost $3,000,000)(e)(f)(i)	6.50%	05/15/2049	3,000	2,040,000
East Homestead Community Development District; Series 2013, RB	5.63%	11/01/2043	2,000	2,057,043
Florida Development Finance Corp. (Glenridge on Palmer Ranch); Series 2021, Ref. RB	5.00%	06/01/2051	2,500	2,733,405
Florida Development Finance Corp. (Global Outreach Charter Academy);
Series 2021 A, Ref. RB(i)	4.00%	06/30/2046	925	949,426
Series 2021 A, Ref. RB(i)	4.00%	06/30/2056	1,390	1,412,484
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(d)(i)	7.38%	01/01/2049	32,000	34,503,200
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2017, Ref. RB(i)(k)	0.00%	05/15/2037	970	10
Series 2017, Ref. RB(i)	6.38%	05/15/2037	2,705	2,284,122
Series 2017, Ref. RB(i)(k)	6.38%	05/15/2037	1,265	253,000
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, RB(i)	6.00%	06/15/2032	4,250	4,289,772
Series 2012 A, RB(i)	6.13%	06/15/2043	4,250	4,288,064
Series 2015, RB(i)	6.13%	06/15/2046	14,035	15,452,510
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/2038	2,325	2,333,188
Series 2012, RB	7.00%	10/01/2026	60	60,179
Series 2012, RB	7.25%	10/01/2041	595	596,834
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(b)(d)(i)	6.25%	01/01/2024	14,410	14,564,455
Series 2019 A, Ref. RB(b)(d)(i)	6.38%	01/01/2026	43,480	43,939,131
Series 2019 A, Ref. RB(b)(d)(i)	6.50%	01/01/2029	6,310	6,369,142
Florida Development Finance Corp. (Waste Pro U.S.A., Inc.); Series 2021, RB(d)	3.00%	06/01/2032	500	506,200
Gramercy Farms Community Development District;
Series 2007 A-1, RB(e)	5.25%	05/01/2039	1,335	3,351
Series 2007 A-2, RB(e)	5.25%	05/01/2039	1,700	4,267
Series 2011, Ref. RB(k)	0.00%	05/01/2039	18,110	9,417,200
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-12/30/2020; Cost $12,286,956)(f)	6.25%	04/01/2049	13,980	6,710,400
Hillsborough (County of), FL Aviation Authority; Series 2022 A, RB(d)	4.00%	10/01/2052	14,015	15,231,040
Hillsborough (County of), FL Industrial Development Authority (Tampa General Hospital); Series 2020, RB	4.00%	08/01/2045	1,500	1,619,738
Kendall Breeze West Community Development District; Series 2004, RB	5.88%	05/01/2034	960	961,069
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.75%	08/15/2050	9,000	9,731,952
Series 2020 A, Ref. RB	5.75%	08/15/2055	6,000	6,457,628
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(i)	5.50%	07/15/2048	2,250	2,370,094
Series 2018 A, RB(i)	5.75%	07/15/2053	2,030	2,180,674
Lee (County of), FL Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB(a)(b)	5.25%	10/01/2022	4,500	4,614,599
Series 2012, Ref. RB(a)(b)	5.75%	10/01/2022	10,100	10,386,390
Series 2012, Ref. RB(a)(b)	6.50%	10/01/2022	10,000	10,323,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lee (County of), FL Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR	5.50%	06/15/2032	$1,880	$ 1,890,486
Series 2012, IDR	5.75%	06/15/2042	3,210	3,226,183
Miami-Dade (County of), FL;
Series 2009, RB(j)	0.00%	10/01/2035	12,000	8,055,971
Series 2009, RB(j)	0.00%	10/01/2042	42,215	21,524,922
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB(c)	5.00%	04/01/2053	13,500	15,374,953
Miami-Dade (County of), FL Water & Sewer System;
Series 2019 XX1109, Revenue Ctfs.(c)(l)	4.00%	10/01/2049	17,500	19,427,084
Series 2021, RB	3.00%	10/01/2040	2,625	2,711,144
Series 2021, RB	3.00%	10/01/2043	5,065	5,198,261
Series 2021, RB	3.00%	10/01/2051	12,000	12,179,886
Orange (County of), FL Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	950	951,237
Orange (County of), FL Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	3,320	3,327,470
Orange (County of), FL Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	690	691,553
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	180	180,405
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	690	691,553
Orange (County of), FL Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	265	265,596
Orlando (City of), FL; Series 2014 A, RB(a)(b)(c)	5.00%	05/01/2024	20,305	21,939,479
Osceola (County of), FL; Series 2020 A-1, Ref. RB	4.00%	10/01/2054	4,100	4,397,733
Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	2,750	2,850,476
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	4,690	5,041,395
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(d)(i)	5.88%	01/01/2033	7,000	8,231,707
Reunion East Community Development District;
Series 2002 A-2, RB(e)(k)	7.38%	05/01/2033	145	1
Series 2005, RB(e)(k)	5.80%	05/01/2036	1,716	17
Sterling Hill Community Development District; Series 2003 A, RB(k)(m)	6.20%	05/01/2035	1,375	824,806
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,000	4,403,395
Tampa Bay Water; Series 2001 A, RB (INS - NATL)(c)(h)	6.00%	10/01/2029	13,440	17,486,503
Treeline Preserve Community Development District; Series 2007 A, RB(e)(k)	6.80%	05/01/2039	4,895	2,447,500
				615,727,010

Georgia–0.80%
Atlanta (City of), GA; Series 2015, RB(c)	5.00%	11/01/2040	37,555	41,672,492
Fulton (County of), GA Residential Care Facilities for the Elderly Authority (Canterbury Court);
Series 2019 A, Ref. RB(i)	5.00%	04/01/2047	2,740	2,933,613
Series 2019 A, Ref. RB(i)	5.00%	04/01/2054	1,660	1,772,716
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB(i)	5.00%	01/01/2036	2,000	2,090,024
Series 2021, RB(i)	5.00%	01/01/2054	6,000	6,119,090
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019 A, RB	5.00%	01/01/2049	15,000	17,409,108
Marietta (City of), GA Developing Authority (Life University, Inc.);
Series 2017 A, Ref. RB(i)	5.00%	11/01/2037	6,000	6,469,273
Series 2017 A, Ref. RB(i)	5.00%	11/01/2047	4,480	4,765,502
				83,231,818

Idaho–0.32%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, RB (Acquired 11/03/2006; Cost $7,640,000)(d)(e)(f)(k)	7.50%	11/01/2024	7,640	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014, RB	3.80%	10/01/2031	$550	$ 530,262
Series 2014, RB	4.00%	10/01/2033	100	95,874
Series 2014, RB	4.50%	10/01/2050	17,030	15,840,184
Series 2014, RB	4.55%	10/01/2056	12,000	11,097,128
Series 2021, Ref. RB	8.00%	10/01/2028	3,450	3,385,602
Idaho (State of) Housing & Finance Association (North Star Charter School); Series 2014 B, Ref. RB(i)(j)	0.00%	07/01/2049	9,112	2,331,590
				33,280,640

Illinois–9.40%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB	5.60%	01/01/2023	980	981,613
Bolingbrook (Village of), IL;
Series 2005, RB	6.25%	01/01/2024	2,428	2,380,621
Series 2005, RB	6.00%	01/01/2026	4,500	4,335,910
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.25%	03/01/2041	4,000	4,103,310
Burbank (City of), IL (Intercultural Montessori Language School); Series 2015, RB(i)	6.25%	09/01/2045	4,000	4,250,766
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2034	3,145	3,453,301
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2032	2,150	2,363,262
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2033	3,000	3,295,830
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2034	2,160	2,371,743
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2037	6,075	6,663,474
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	2,500	2,745,072
Series 2007 F, Ref. GO Bonds	5.50%	01/01/2035	10,640	11,676,851
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2035	375	411,761
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2042	400	437,662
Series 2011, COP	7.13%	05/01/2025	4,285	4,285,762
Series 2011, COP	7.13%	05/01/2025	4,520	4,520,841
Series 2014 A, Ref. GO Bonds	5.25%	01/01/2033	3,250	3,455,487
Series 2014, RB(c)	5.00%	01/01/2044	16,755	17,723,457
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,875,249
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,194,897
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	64,150	74,407,662
Series 2021 A, Ref. GO Bonds	5.00%	01/01/2032	7,725	9,025,192
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(k)	7.46%	02/15/2026	1,857	1,789,682
Chicago (City of), IL (Lakeshore East); Series 2003, RB	6.63%	12/01/2022	513	514,380
Chicago (City of), IL (O’Hare International Airport);
Series 2017 D, RB(c)(d)	5.00%	01/01/2047	27,500	30,717,882
Series 2017 D, RB(c)(d)	5.00%	01/01/2052	9,960	11,099,694
Series 2018 A, Ref. RB(d)	5.00%	01/01/2053	5,000	5,668,870
Chicago (City of), IL Board of Education;
Series 2012 A, GO Bonds	5.00%	12/01/2042	12,280	12,571,887
Series 2015 C, GO Bonds	5.25%	12/01/2039	23,310	24,879,684
Series 2017 H, GO Bonds	5.00%	12/01/2046	3,000	3,322,500
Series 2018 D, GO Bonds	5.00%	12/01/2046	4,000	4,477,414
Series 2018 D, GO Bonds	5.00%	12/01/2046	19,170	20,138,514
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2016 C, GO Bonds(c)(l)	5.00%	12/01/2045	19,750	22,427,606
Chicago (City of), IL Transit Authority; Series 2014, RB(c)	5.25%	12/01/2049	27,000	29,540,770
Cook (County of), IL; Series 2018, RB(c)	5.25%	11/15/2036	7,750	9,255,872
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.63%	12/01/2031	1,530	1,530,316
Evanston (City of), IL (Roycemore School); Series 2021, RB(i)	4.63%	04/01/2051	1,250	1,179,413
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	1,379	1,358,615
Gilberts Special Service Area No. 25 (The Conservancy); Series 2018 A, RB(g)	6.00%	03/01/2048	13,052	13,295,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 2013, GO Bonds	5.50%	07/01/2027	$5,105	$ 5,393,248
Series 2013, GO Bonds	5.25%	07/01/2030	4,965	5,226,773
Series 2013, GO Bonds	5.50%	07/01/2033	1,520	1,602,087
Series 2013, GO Bonds	5.50%	07/01/2038	9,000	9,466,951
Series 2016, GO Bonds	5.00%	11/01/2028	10,700	12,061,293
Series 2016, GO Bonds	4.00%	06/01/2033	3,150	3,344,159
Series 2016, Ref. GO Bonds	5.00%	02/01/2025	4,775	5,232,954
Series 2016, Ref. GO Bonds	5.00%	02/01/2026	4,775	5,325,947
Series 2016, Ref. GO Bonds	5.00%	02/01/2027	12,145	13,791,725
Series 2017 A, GO Bonds	5.00%	12/01/2034	5,125	5,777,411
Series 2017 C, GO Bonds	5.00%	11/01/2029	10,350	11,831,709
Series 2017 D, GO Bonds(c)(l)	5.00%	11/01/2023	33,000	34,996,014
Series 2017 D, GO Bonds	5.00%	11/01/2025	21,000	23,326,537
Series 2017 D, GO Bonds	5.00%	11/01/2026	7,500	8,480,850
Series 2017 D, GO Bonds	5.00%	11/01/2027	13,000	14,951,004
Series 2018 A, GO Bonds	6.00%	05/01/2028	6,985	8,468,138
Series 2020, GO Bonds	5.75%	05/01/2045	8,750	10,501,166
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(d)	8.00%	06/01/2032	4,020	4,023,230
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(i)	6.00%	12/01/2045	3,715	4,084,879
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	3,000	3,268,507
Series 2019 A, Ref. RB	5.00%	11/01/2040	6,660	7,195,834
Series 2019 A, Ref. RB	5.00%	11/01/2049	34,075	36,326,911
Illinois (State of) Finance Authority (Montgomery Place);
Series 2017, Ref. RB (Acquired 04/12/2017; Cost $6,795,000)(f)	5.25%	05/15/2037	6,795	7,057,321
Series 2017, Ref. RB (Acquired 04/12/2017-09/08/2020; Cost $12,530,145)(f)	5.25%	05/15/2048	12,770	13,083,994
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	62,915	57,509,091
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(a)(b)	7.00%	08/15/2023	12,210	13,155,678
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB(a)(b)	5.25%	05/15/2025	4,810	5,368,199
Series 2015, Ref. RB(a)(b)	5.25%	05/15/2025	1,850	2,064,692
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	750	785,527
Series 2014, Ref. RB	6.13%	02/01/2045	1,500	1,563,734
Illinois (State of) Finance Authority (Roosevelt University);
Series 2007, RB	5.50%	04/01/2037	9,170	9,180,290
Series 2018 B, Ref. RB(i)	6.13%	04/01/2058	6,000	6,706,274
Series 2019 A, RB(i)	6.13%	04/01/2049	5,000	5,606,944
Series 2019 A, RB(i)	6.13%	04/01/2058	15,350	17,156,885
Illinois (State of) Finance Authority (Rush University Medical Center);
Series 2015 A, Ref. RB	5.00%	11/15/2038	2,500	2,733,461
Series 2015 B, Ref. RB	5.00%	11/15/2039	3,700	4,043,111
Illinois (State of) Finance Authority (Social Bonds);
Series 2021, Ref. RB	4.00%	11/01/2041	725	790,356
Series 2021, Ref. RB	4.00%	11/01/2056	350	373,657
Illinois (State of) Finance Authority (Three Crowns Park);
Series 2017, Ref. RB	5.00%	02/15/2032	985	1,048,984
Series 2017, Ref. RB	5.25%	02/15/2037	2,365	2,522,717
Series 2017, Ref. RB	5.25%	02/15/2047	7,500	7,961,681
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(a)(b)	5.25%	04/01/2023	27,000	28,233,260
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	8,820	9,668,365
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	11,716,136
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee); Series 2016 A, RB(i)	5.45%	01/01/2046	5,000	4,570,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, RB (INS - NATL)(h)(j)	0.00%	06/15/2034	$5,000	$ 3,386,197
Series 2002 A, RB (INS - NATL)(h)(j)	0.00%	12/15/2038	29,950	16,829,043
Series 2002 A, RB (INS - NATL)(h)(j)	0.00%	12/15/2040	25,000	12,831,812
Series 2012 A, RB(a)	5.00%	06/15/2042	2,000	2,024,348
Series 2012 B, RB(j)	0.00%	12/15/2051	13,165	4,056,510
Series 2012, RB(j)	0.00%	12/15/2050	35,755	11,493,209
Series 2015 A, RB	5.00%	06/15/2053	4,000	4,290,361
Series 2015, RB(j)	0.00%	12/15/2052	31,000	9,154,173
Series 2017 B, Ref. RB(g)	4.95%	12/15/2047	3,000	2,212,795
Series 2017 B, Ref. RB(j)	0.00%	12/15/2054	20,000	5,421,022
Series 2017, RB	5.00%	06/15/2057	10,000	10,943,424
Series 2020, Ref. RB	5.00%	12/15/2045	680	761,007
Series 2020, Ref. RB	5.00%	06/15/2050	13,700	15,249,425
Malta (Village of), IL (Prairie Springs); Series 2006, RB(k)	5.75%	12/30/2025	1,800	630,000
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,220	1,320,236
Metropolitan Water Reclamation District of Greater Chicago; Series 2015 A, GO Bonds(a)(b)(c)	5.00%	12/01/2024	31,000	34,017,091
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	2,026,795
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(e)(k)	5.80%	03/01/2037	5,615	617,650
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2048	15,000	17,676,045
Southwestern Illinois Development Authority (US Steel Corp.); Series 2012, RB(d)	5.75%	08/01/2042	1,945	1,966,638
St. Charles (City of), IL Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	545	545,398
Villa Park (Village of), IL (Garden Station Redevelopment); Series 2021, RB	0.00%	12/31/2038	1,915	1,569,923
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,189	1,215,337
Yorkville (United City of), IL Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, RB	5.75%	03/01/2028	2,710	2,713,008
				974,258,242

Indiana–0.65%
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2046	5,785	6,415,945
Indiana (State of) Finance Authority (Indiana University Health Obligated Group); Series 2015 A, Ref. RB(c)	5.00%	12/01/2040	15,750	17,443,525
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(i)	5.90%	07/01/2038	1,000	1,060,876
Series 2018 A, Ref. RB(i)	6.00%	07/01/2048	2,750	2,910,676
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	5.00%	06/01/2039	7,145	7,190,317
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	3,000	3,221,012
Indianapolis (City of), IN (Ritter Affordable Assisted Living); Series 2014, RB (Acquired 04/25/2014; Cost $5,320,000)(f)	6.90%	12/01/2033	5,320	5,108,773
Valparaiso (City of), IN (Pratt Paper, LLC);
Series 2013, RB(d)	6.75%	01/01/2034	10,785	11,672,451
Series 2013, RB(d)	7.00%	01/01/2044	11,000	11,985,431
				67,009,006

Iowa–1.54%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB	5.25%	12/01/2025	47,390	50,045,295
Series 2013, Ref. RB(b)	5.25%	12/01/2037	14,010	15,022,451
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2016, RB	5.00%	05/15/2047	4,500	4,759,650
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2039	1,000	1,109,431
Series 2021 A-2, Ref. RB	4.00%	06/01/2040	1,000	1,107,366
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	12,500	13,377,233
Series 2021 B-1, Ref. RB	0.38%	06/01/2030	1,070	1,067,979
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	20,600	21,909,352
Series 2021 B-2, Ref. RB(j)	0.00%	06/01/2065	330,500	51,393,874
				159,792,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.37%
Olathe (City of), KS (West Village Center);
Series 2007, RB	5.45%	09/01/2022	$395	$ 393,580
Series 2007, RB	5.50%	09/01/2026	2,835	2,729,528
Roeland Park (City of), KS (TDD No. 1);
Series 2005, RB(k)(m)	5.75%	12/01/2025	363	254,246
Series 2006 A, RB(k)(m)	5.88%	12/01/2025	682	477,158
Roeland Park (City of), KS (TDD No. 2); Series 2006 B, RB(k)(m)	5.88%	12/01/2025	804	522,787
Wichita (City of), KS (Larksfield Place);
Series 2013 III, Ref. RB(a)(b)	7.13%	12/15/2023	1,000	1,101,895
Series 2013 III, Ref. RB(a)(b)	7.38%	12/15/2023	5,000	5,531,463
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2013 IV-A, RB	6.38%	05/15/2043	5,000	5,151,410
Series 2013 IV-A, RB	6.50%	05/15/2048	11,000	11,337,301
Series 2014 IV-A, RB	5.63%	05/15/2044	1,850	1,908,720
Series 2014 IV-A, RB	5.63%	05/15/2049	2,750	2,833,192
Series 2019, Ref. RB	5.00%	05/15/2050	4,265	4,413,242
Wyandotte (County of), KS Unified Government (Legends Apartments Garage & West Lawn); Series 2018, RB	4.50%	06/01/2040	1,915	1,936,916
				38,591,438

Kentucky–0.73%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	11,895	13,232,683
Series 2016, Ref. RB	5.50%	02/01/2044	10,670	11,862,241
Kentucky (Commonwealth of) Economic Development Finance Authority (Baptist Healthcare System); Series 2017 B, RB	5.00%	08/15/2046	7,855	9,008,145
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Homes of Kentucky, Inc.); Series 2012, Ref. RB	5.38%	11/15/2032	1,600	1,606,820
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2041	4,000	4,545,207
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. RB	5.50%	11/15/2035	1,200	1,213,492
Series 2015, Ref. RB	5.75%	11/15/2045	2,350	2,380,198
Series 2015, Ref. RB	5.75%	11/15/2050	4,650	4,697,327
Kentucky (Commonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, RB(g)	6.60%	07/01/2039	9,000	10,766,886
Series 2013 C, RB(g)	6.75%	07/01/2043	5,000	5,971,063
Series 2013 C, RB(g)	6.88%	07/01/2046	7,000	8,379,377
Kentucky (State of) Economic Development Finance Authority (Christian Care Communities);
Series 2021, Ref. RB	5.00%	07/01/2050	1,000	1,043,117
Series 2021, Ref. RB	5.13%	07/01/2055	1,000	1,048,686
				75,755,242

Louisiana–0.65%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,419,329
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,387,481
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	9,493,114
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Assumption Parish Gomesa); Series 2021, RB(i)	3.88%	11/01/2045	5,875	5,514,554
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Cameron Parish, Louisiana Gomesa) (Green Bonds); Series 2018, RB(i)	5.65%	11/01/2037	4,070	4,632,549
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Lafourche Parish Gomesa); Series 2019, RB(i)	3.95%	11/01/2043	4,475	4,609,175
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish Gomesha) (Green Bonds); Series 2018, RB(i)	5.38%	11/01/2038	625	699,999
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Mary Parish Gomesa); Series 2019, RB(i)	4.40%	11/01/2044	3,775	3,968,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Terrebonne Parish Gomesa Project); Series 2018 A, RB(i)	5.50%	11/01/2039	$2,465	$ 2,774,358
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesa) (Green Bonds); Series 2019, RB(i)	4.63%	11/01/2038	1,960	2,108,064
Louisiana (State of) Public Facilities Authority (Encore Academy); Series 2021, RB(i)	5.00%	06/01/2051	3,055	3,102,253
New Orleans (City of), LA Aviation Board (North Terminal); Series 2017 B, RB(c)(d)(l)	5.00%	01/01/2048	17,750	19,729,549
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2010, RB(i)	6.35%	07/01/2040	3,000	3,759,189
				67,197,966

Maine–0.26%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System);
Series 2016 A, RB	5.00%	07/01/2041	5,000	5,605,425
Series 2016 A, RB	5.00%	07/01/2046	3,705	4,130,996
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB(a)(b)	5.00%	07/01/2023	16,300	17,156,930
				26,893,351

Maryland–0.25%
Anne Arundel (County of), MD (The Villages at Two Rivers); Series 2014, RB	5.25%	07/01/2044	2,145	2,234,062
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2032	3,135	3,281,614
Howard (County of), MD (Annapolis Junction Town Center);
Series 2014, RB	5.80%	02/15/2034	720	743,002
Series 2014, RB	6.10%	02/15/2044	1,420	1,465,468
Howard (County of), MD (Vantage House Facility); Series 2016, Ref. RB	5.00%	04/01/2046	2,710	2,745,038
Maryland (State of) Health & Higher Educational Facilities Authority (Frederick Health System); Series 2020, Ref. RB	4.00%	07/01/2045	1,000	1,104,725
Maryland Economic Development Corp.; Series 2020, RB	4.00%	09/01/2050	4,000	4,186,843
Prince George’s (County of), MD (Westphalia Town Center);
Series 2018, RB(i)	5.13%	07/01/2039	1,300	1,408,212
Series 2018, RB(i)	5.25%	07/01/2048	2,100	2,272,617
Rockville (City of), MD (Ingleside at King Farm);
Series 2017 A-1, Ref. RB	5.00%	11/01/2037	1,250	1,327,783
Series 2017 B, RB	5.00%	11/01/2042	4,600	4,865,616
Series 2017 B, RB	5.00%	11/01/2047	500	527,427
				26,162,407

Massachusetts–0.94%
Collegiate Charter School of Lowell;
Series 2019, RB	5.00%	06/15/2049	1,750	1,835,066
Series 2019, RB	5.00%	06/15/2054	1,620	1,695,480
Massachusetts (Commonwealth of); Series 2004 A, Ref. GO Bonds (INS - AMBAC)(c)(h)	5.50%	08/01/2030	32,040	41,018,624
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2047	2,700	2,468,293
Massachusetts (Commonwealth of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(c)	5.50%	07/01/2032	5,015	6,762,425
Massachusetts (Commonwealth of) Development Finance Agency (Milford Regional Medical Center); Series 2020, Ref. RB(i)	5.00%	07/15/2046	500	581,911
University of Massachusetts Building Authority; Series 2017-1, RB(c)	5.25%	11/01/2047	36,580	43,263,433
				97,625,232

Michigan–0.95%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2044	900	965,246
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,804,604
Series 2015, Ref. RB	5.75%	10/01/2045	3,500	3,577,941
Detroit (City of), MI Water and Sewerage Department; Series 2012 A, Ref. RB(a)(b)	5.00%	07/01/2022	12,725	12,910,707
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,465	1,378,728
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2021, Ref. RB(i)	5.00%	08/15/2051	3,015	3,172,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Kentwood Economic Development Corp. (Holland Home Obligated Group);
Series 2012, Ref. RB(a)(b)	5.63%	05/15/2022	$3,500	$ 3,535,248
Series 2012, Ref. RB(a)(b)	5.63%	05/15/2022	4,160	4,201,895
Michigan (State of) Finance Authority;
Series 2020 B-2, Ref. RB(j)	0.00%	06/01/2065	106,250	13,531,501
Series 2021, Ref. RB	4.00%	09/01/2046	1,750	1,911,683
Series 2021, Ref. RB	3.00%	09/01/2050	785	755,540
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-4, Ref. RB	5.00%	07/01/2031	7,000	7,576,497
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	4,000	4,328,466
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	8,700	9,406,062
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, RB(i)	5.00%	07/01/2036	1,970	1,706,934
Series 2016, RB(i)	5.00%	07/01/2046	2,000	1,572,462
Series 2016, RB(i)	5.00%	07/01/2051	3,080	2,360,101
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	6,350	6,372,453
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	6,735	6,758,814
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. RB(i)	5.00%	07/01/2036	4,550	3,942,410
Series 2016 A, Ref. RB(i)	5.00%	07/01/2046	4,895	3,848,601
Series 2016 A, Ref. RB(i)	5.00%	07/01/2051	2,795	2,141,715
				98,760,274

Minnesota–1.13%
Anoka (City of), MN (The Homestead at Anoka, Inc.); Series 2017, Ref. RB	5.50%	11/01/2046	3,700	3,961,075
Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	4.00%	07/01/2037	375	393,712
Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015, RB	5.50%	07/01/2035	840	882,353
Series 2015, RB	5.50%	07/01/2040	2,250	2,347,710
Series 2015, RB	5.75%	07/01/2046	2,800	2,927,202
Carlton (City of), MN (Inter-Faith Care Center); Series 2006, Ref. RB	5.70%	04/01/2036	2,000	1,899,664
Dakota (County of), MN Community Development Agency (Quill); Series 2021, RB(i)	3.55%	04/01/2039	5,000	4,538,136
Deephaven (City of), MN (Seven Hills Preparatory Academy); Series 2017, RB	5.00%	10/01/2049	1,200	1,218,510
Minneapolis (City of), MN (Riverton Community Housing);
Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,805,880
Series 2018, RB(i)	4.75%	08/01/2043	600	624,181
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	6,000	6,270,246
Sartell (City of), MN (Country Manor Campus LLC); Series 2013, RB	5.38%	09/01/2043	5,000	5,042,489
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $26,750,000)(b)(e)(f)(i)	6.00%	07/01/2027	26,750	25,412,500
St. Paul (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	5.00%	09/01/2042	500	519,606
St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens); Series 2010, Ref. RB	6.50%	03/01/2029	745	746,141
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, RB	6.00%	10/01/2035	2,695	2,826,288
Series 2015, RB	6.25%	10/01/2045	4,275	4,476,500
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy Project);
Series 2018, RB	5.00%	12/01/2043	4,170	4,547,918
Series 2018, RB	5.13%	12/01/2049	7,560	8,250,301
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. RB	5.75%	09/01/2046	1,000	1,108,231
Series 2016, Ref. RB	6.00%	09/01/2051	3,550	3,963,276
St. Paul (City of), MN Housing & Redevelopment Authority (Hope Community Academy); Series 2020, RB	5.00%	12/01/2055	4,000	4,105,179
St. Paul (City of), MN Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. RB	5.38%	05/01/2043	5,000	5,000,560
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.35%	10/01/2038	1,185	1,188,914
Series 2018, Ref. RB	5.00%	10/01/2043	1,000	1,010,856
Series 2018, Ref. RB	4.65%	10/01/2048	1,500	1,506,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Vadnais Heights (City of), MN (Agriculture & Food Sciences Academy);
Series 2018 A, Ref. RB	5.50%	12/01/2038	$3,295	$ 3,578,442
Series 2018 A, Ref. RB	5.88%	12/01/2048	4,500	4,924,719
Series 2018 A, Ref. RB	6.50%	12/01/2053	4,315	4,865,508
Series 2018 B, Ref. RB	6.75%	12/01/2025	425	427,527
West St. Paul (City of), MN (Walker Westwood Ridge Campus);
Series 2017, Ref. RB	5.00%	11/01/2037	400	403,569
Series 2017, Ref. RB	5.00%	11/01/2049	1,275	1,257,980
Series 2017, Ref. RB	4.75%	11/01/2052	375	353,626
				117,385,095

Mississippi–0.08%
Mississippi (State of) Development Bank (Jackson Co. Gomesa); Series 2021, RB(i)	3.63%	11/01/2036	1,000	920,940
Mississippi Development Bank (Hancock County Gomesa) (Green Bonds); Series 2019, RB(i)	4.55%	11/01/2039	2,250	2,405,808
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	5,000	5,083,322
				8,410,070

Missouri–1.50%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB (Acquired 10/24/2002; Cost $1,750,000)(e)(f)(k)	7.00%	05/02/2022	1,750	595,000
Series 2002, RB (Acquired 10/24/2002; Cost $5,250,000)(e)(f)(k)	7.20%	05/01/2049	5,250	1,785,000
Ballwin (City of), MO (Ballwin Town Center); Series 2002 A, Ref. RB(k)	6.50%	10/01/2022	1,922	672,654
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, RB (Acquired 11/12/2009-10/27/2015; Cost $2,534,110)(f)(k)	5.50%	04/01/2022	3,170	855,900
Series 2007 A, RB (Acquired 11/12/2009-10/27/2015; Cost $4,104,120)(f)(k)	5.50%	04/01/2027	6,055	1,634,850
Dardenne Town Square Transportation Development District; Series 2006 A, RB(k)(m)	5.00%	05/01/2036	3,190	1,531,200
Grandview (City of), MO Industrial Development Authority (Grandview Crossing); Series 2006, RB(k)(m)	5.75%	12/01/2028	1,250	375,000
I-470 Western Gateway Transportation Development District;
Series 2019 A, RB(i)	5.25%	12/01/2048	5,415	5,735,904
Series 2019 B, RB(i)	7.75%	12/15/2048	3,853	3,988,915
Kansas City (City of), MO Industrial Development Authority;
Series 2020, RB(d)	4.00%	03/01/2050	15,000	16,068,591
Series 2020-XL0150, RB (INS - AGM)(c)(d)(h)	5.00%	03/01/2057	40,000	46,199,232
Kansas City (City of), MO Industrial Development Authority (Brentwood Manor Apartments); Series 2002 B, RB(d)	5.25%	10/15/2038	1,920	1,631,331
Kansas City (City of), MO Industrial Development Authority (Northwoods Apartments); Series 2004 A, RB(d)	6.45%	05/01/2040	1,804	1,806,290
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(i)	5.00%	02/01/2050	2,550	2,400,177
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2050	14,250	14,982,649
Series 2017, Ref. RB	5.25%	05/15/2037	1,285	1,371,511
Series 2017, Ref. RB	5.25%	05/15/2042	1,000	1,059,092
Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village Obligated Group); Series 2014 A, RB	5.25%	08/15/2039	3,000	3,143,197
Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village); Series 2018, Ref. RB	5.00%	08/15/2032	1,020	1,112,971
Liberty (City of), MO (Liberty Commons); Series 2015 A, RB(i)	6.00%	06/01/2046	6,170	6,285,655
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	1,065	1,065,188
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017 B, RB(i)	4.25%	12/01/2042	5,460	5,840,014
St. Louis (City of), MO Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. RB	4.75%	11/15/2047	1,500	1,424,378
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2038	5,500	6,005,504
Series 2018 A, RB	5.13%	09/01/2048	12,345	13,426,608
Series 2018 A, RB	5.13%	09/01/2049	6,475	7,040,049
Series 2018 A, RB	5.25%	09/01/2053	5,500	5,994,821

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
St. Louis (County of), MO Industrial Development Authority (Grand Center Redevelopment); Series 2011, RB	6.38%	12/01/2025	$1,450	$ 1,451,887
				155,483,568

Montana–0.03%
Kalispell (City of), MT (Immanuel Lutheran Corp.);
Series 2017, Ref. RB	5.25%	05/15/2037	1,000	1,065,706
Series 2017, Ref. RB	5.25%	05/15/2052	2,320	2,442,785
				3,508,491

Nebraska–0.21%
Central Plains Energy Project (No. 3); Series 2012, RB(n)	5.00%	09/01/2042	21,715	22,141,118

Nevada–0.38%
Clark (County of), NV (Homestead Boulder City); Series 1997, RB	6.50%	12/01/2027	1,220	1,221,113
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds(c)	5.00%	05/01/2048	16,650	19,323,124
Las Vegas (City of), NV; Series 2016, RB(i)	4.38%	06/15/2035	4,000	4,000,495
Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC) (Green Bonds); Series 2017, RB(d)(i)	6.25%	12/15/2037	1,000	1,040,150
Nevada (State of) Department of Business & Industry (Somerset Academy);
Series 2018 A, RB(i)	5.00%	12/15/2038	1,000	1,075,859
Series 2018 A, RB(i)	5.00%	12/15/2048	3,000	3,187,667
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor);
Series 2018 C, Ref. RB(i)(j)	0.00%	07/01/2058	35,500	5,702,315
Series 2018 D, Ref. RB(i)(j)	0.00%	07/01/2058	13,000	1,381,901
Tahoe-Douglas Visitors Authority; Series 2020, RB	5.00%	07/01/2051	2,000	2,196,625
				39,129,249

New Hampshire–0.14%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(b)(d)(i)	3.75%	07/02/2040	4,470	4,513,096
New Hampshire (State of) Business Finance Authority (Covanta);
Series 2018 C, Ref. RB(d)(i)	4.88%	11/01/2042	7,500	7,643,367
Series 2020 A, Ref. RB(b)(i)	3.63%	07/02/2040	2,130	2,142,894
				14,299,357

New Jersey–4.72%
New Jersey (State of) Economic Development Authority;
Series 2015 XX, Ref. RB	5.25%	06/15/2027	10,000	11,126,556
Series 2017 B, Ref. RB	5.00%	11/01/2024	13,000	14,153,811
Series 2017 B, Ref. RB	5.00%	11/01/2026	23,695	27,026,280
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.);
Series 2019 A, RB(i)	5.00%	06/15/2049	1,110	1,169,507
Series 2019 A, RB(i)	5.00%	06/15/2054	725	762,000
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(d)	5.25%	09/15/2029	52,065	53,346,252
Series 2000 A, RB(d)	5.63%	11/15/2030	20,000	21,477,680
Series 2012, RB(d)	5.75%	09/15/2027	34,325	34,920,553
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 A, RB	6.00%	07/01/2032	1,800	1,823,765
Series 2012 A, RB	6.10%	07/01/2044	4,025	4,072,838
Series 2012 C, RB	5.00%	07/01/2032	1,370	1,382,688
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,538,726
New Jersey (State of) Economic Development Authority (Social Bonds); Series 2021, RB	4.00%	06/15/2050	2,715	2,904,960
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB(d)	5.38%	01/01/2043	22,110	23,552,991
Series 2013, RB(d)	5.63%	01/01/2052	22,695	24,256,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS - NATL)(h)(j)	0.00%	12/15/2031	$46,780	$ 36,228,888
Series 2008 A, RB(j)	0.00%	12/15/2035	13,000	8,405,146
Series 2009 A, RB(j)	0.00%	12/15/2038	63,105	36,049,072
Series 2010 A, RB(j)	0.00%	12/15/2029	2,110	1,702,184
Series 2010 A, RB(j)	0.00%	12/15/2030	8,620	6,714,885
Series 2010 A, RB(j)	0.00%	12/15/2031	15,965	11,988,107
Series 2010 A, RB(j)	0.00%	12/15/2036	45,555	28,265,192
Series 2012 A, RB(a)	5.00%	06/15/2042	1,000	1,012,466
Series 2012 AA, RB(a)	5.00%	06/15/2038	9,000	9,110,881
Series 2013 AA, RB	5.00%	06/15/2044	3,645	3,793,482
Series 2016 A-1, RN	5.00%	06/15/2028	2,000	2,270,906
Series 2018 A, Ref. RB	5.00%	12/15/2035	4,390	5,066,437
Series 2018 A, Ref. RB	5.00%	12/15/2036	1,200	1,382,419
Series 2019 BB, RB	5.00%	06/15/2044	8,500	9,659,346
Series 2019, RB	5.25%	06/15/2043	10,000	11,584,542
Series 2019, Ref. RB	5.00%	12/15/2039	6,300	7,314,716
Series 2020 AA, RB	4.00%	06/15/2035	1,500	1,647,819
Series 2020 AA, RB	4.00%	06/15/2036	1,270	1,391,600
Series 2020 AA, RB	4.00%	06/15/2037	3,600	3,938,502
Series 2020 AA, RB	5.00%	06/15/2037	4,000	4,716,590
Series 2020 AA, RB	4.00%	06/15/2050	10,515	11,250,702
Series 2020 AA, RB	5.00%	06/15/2050	5,520	6,352,852
Series 2022 AA, Ref. RB	5.00%	06/15/2035	5,000	6,021,059
Series 2022 AA, Ref. RB	5.00%	06/15/2038	5,000	5,926,768
New Jersey (State of) Turnpike Authority;
Series 2017 B, Ref. RB(c)	5.00%	01/01/2040	11,000	12,845,626
Series 2019 A, RB(c)	5.00%	01/01/2048	23,425	27,511,266
				488,666,721

New Mexico–0.43%
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. RB	5.50%	07/01/2042	10,000	10,123,655
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, RB(a)	5.00%	07/01/2042	4,625	4,690,936
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 A, RB	5.00%	07/01/2039	1,225	1,316,185
Series 2019 A, RB	5.00%	07/01/2049	13,025	13,858,950
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. RB (CEP - GNMA)	7.13%	12/15/2027	1,355	1,358,349
Winrock Town Center Tax Increment Development District No. 1;
Series 2015, RB(i)	6.00%	05/01/2040	7,838	7,890,556
Series 2020, RB(i)	8.00%	05/01/2040	5,510	5,521,873
				44,760,504

New York–12.63%
Amherst (Town of), NY Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. RB	7.00%	06/15/2036	1,730	1,733,102
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(j)	0.00%	07/15/2034	14,345	9,674,513
Series 2009, RB(j)	0.00%	07/15/2044	23,805	11,099,829
Broome County Local Development Corp. (Good Shepherd Village at Endwell);
Series 2021, Ref. RB	4.00%	07/01/2041	1,530	1,641,990
Series 2021, Ref. RB	4.00%	01/01/2047	1,160	1,231,713
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School);
Series 2017 A, RB	5.00%	08/01/2037	1,325	1,464,851
Series 2017 A, RB	5.00%	08/01/2047	3,790	4,130,480
Series 2017 A, RB	5.00%	08/01/2052	790	858,922
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(d)(i)	5.50%	12/31/2040	13,140	13,622,900
Build NYC Resource Corp. (NY Preparatory Charter School); Series 2021 A, RB	4.00%	06/15/2056	450	463,723
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	10,000	10,268,341
Hudson Yards Infrastructure Corp.; Series 2017 A, RB(c)	5.00%	02/15/2039	21,060	24,213,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Series 2002 D-1, Ref. RB	5.00%	11/01/2027	$4,750	$ 4,866,489
Series 2019 D-1, RB	5.00%	09/01/2022	1,520	1,550,942
Series 2020, RB (INS - AGM)(c)(h)(l)	4.00%	11/15/2043	16,025	17,627,093
Series 2020, RB (INS - AGM)(c)(h)(l)	4.00%	11/15/2049	14,615	15,865,600
Series 2020-XM0835, Ctfs. (INS - AGM)(c)(h)	4.00%	11/15/2047	20,000	21,752,622
Series 2020-XX1156, RB(c)(l)	4.00%	11/15/2053	27,500	29,303,181
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	9,115	10,161,534
Series 2019 C, RB (INS - AGM)(h)	4.00%	11/15/2045	310	338,133
Series 2020 C-1, RB	4.75%	11/15/2045	10,000	11,353,349
Series 2020 C-1, RB	5.00%	11/15/2050	5,000	5,769,148
Series 2020 D-1, RB	5.00%	11/15/2044	10,000	11,699,582
Series 2020 D-2, RB	4.00%	11/15/2047	7,000	7,519,704
Series 2020 E, Ref. RB	5.00%	11/15/2030	4,000	4,848,341
Monroe County Industrial Development Corp. (St. Ann’s Community);
Series 2019, Ref. RB	5.00%	01/01/2040	1,000	1,024,924
Series 2019, Ref. RB	5.00%	01/01/2050	12,250	12,671,537
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB	5.00%	01/01/2058	30,885	25,830,324
Series 2021, Ref. RB(i)	9.00%	01/01/2041	14,980	14,361,939
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, RB	5.00%	06/01/2035	10,290	10,445,567
Series 2006 A-3, RB	5.13%	06/01/2046	64,730	65,915,032
Series 2006 B, RB(j)	0.00%	06/01/2046	105,990	26,505,566
New York & New Jersey (States of) Port Authority; Series 2017 200, Ref. RB	5.25%	10/15/2057	20,000	23,427,444
Two Hundred Seventh Series 2018, Ref. RB(c)(d)(l)	5.00%	09/15/2029	22,235	26,353,880
New York (City of), NY;
Series 2014 BB, RB	5.00%	06/15/2046	15,050	15,759,791
Series 2021 A-1, GO Bonds	5.00%	08/01/2047	10,000	12,161,980
New York (City of), NY Municipal Water Finance Authority; Series 2013 BB, RB	5.00%	06/15/2047	16,475	17,011,838
New York (City of), NY Transitional Finance Authority;
Series 2021 B-1, RB	3.00%	08/01/2041	5,000	5,035,861
Subseries 2012 F-1, RB(c)	5.00%	05/01/2039	14,000	14,099,653
Subseries 2013, RB(c)	5.00%	11/01/2042	17,340	18,372,439
New York (County of), NY Tobacco Trust IV; Series 2005 F, RB(j)	0.00%	06/01/2060	50,000	3,248,415
New York (County of), NY Tobacco Trust V;
Series 2005 S-1, RB(j)	0.00%	06/01/2038	65,990	25,270,323
Series 2005 S-2, RB(j)	0.00%	06/01/2050	45,500	7,211,968
Series 2005 S-3, RB(j)	0.00%	06/01/2055	225,000	22,551,975
New York (State of) Dormitory Authority;
Series 2014 C, RB(c)	5.00%	03/15/2041	26,940	28,797,863
Series 2015 C, RB(a)(b)	5.00%	09/15/2025	40	45,031
Series 2018 E, RB(c)	5.00%	03/15/2045	35,050	41,571,508
Series 2020-XM0922, RB (INS - AGM)(c)(h)	3.00%	09/01/2050	14,775	14,804,495
Series 2021 A, Ref. RB	4.00%	03/15/2043	5,000	5,615,432
New York (State of) Dormitory Authority (Sales Tax); Series 2015 B-C, RB(a)(c)	5.00%	03/15/2045	49,140	54,506,181
New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	8,355	8,571,051
New York (State of) Thruway Authority;
Series 2020-XM0831, Ctfs.(c)	4.00%	01/01/2053	15,000	16,222,685
Series 2021 O, Ref. RB	3.00%	01/01/2051	5,000	4,922,281
New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2016 A, RB(j)	0.00%	11/15/2047	12,525	5,149,632
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB(i)	5.00%	11/15/2044	39,020	41,573,804
Series 2014, Class 2, Ref. RB(i)	5.38%	11/15/2040	2,500	2,702,294
Series 2014, Class 3, Ref. RB(i)	7.25%	11/15/2044	49,000	52,815,650
New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB	3.00%	11/15/2051	10,000	9,596,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York State Urban Development Corp.;
Series 2013 A-1, RB	5.00%	03/15/2043	$26,175	$ 27,144,475
Series 2019 A-1, RB(c)	5.00%	03/15/2045	46,015	54,205,670
Series 2020 A, RB	4.00%	03/15/2045	1,900	2,114,179
Series 2020 E, Ref. RB	3.00%	03/15/2050	2,000	1,973,139
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(d)	5.25%	08/01/2031	9,030	10,243,239
Series 2020, Ref. RB(d)	5.38%	08/01/2036	8,730	10,289,864
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(d)	5.00%	08/01/2026	14,725	14,871,995
Series 2016, Ref. RB(d)	5.00%	08/01/2031	3,775	3,812,685
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(d)	5.00%	01/01/2023	2,000	2,062,176
Series 2018, RB(d)	5.00%	01/01/2028	10,000	11,530,704
Series 2018, RB(d)	5.00%	01/01/2034	4,905	5,530,837
Series 2018, RB(d)	4.00%	01/01/2036	4,500	4,764,287
Series 2018, RB(d)	5.00%	01/01/2036	3,065	3,450,039
Series 2020, RB(d)	4.00%	10/01/2030	2,500	2,738,996
Series 2020, RB(d)	5.00%	10/01/2035	3,200	3,741,816
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia);
Series 2020, RB(d)	5.00%	10/01/2040	8,000	9,227,982
Series 2020, RB(d)	4.38%	10/01/2045	58,000	62,174,098
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(d)	5.00%	07/01/2046	37,950	40,500,965
Series 2016 A, RB(d)	5.25%	01/01/2050	5,420	5,772,762
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	4.00%	12/01/2041	2,500	2,706,578
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(d)(i)	4.75%	11/01/2042	2,390	2,431,834
Oneida County Local Development Corp. (Hamilton College); Series 2021, Ref. RB	5.00%	07/01/2051	12,105	17,128,166
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, RB(i)(j)	0.00%	08/15/2060	368,350	20,741,310
Suffolk Tobacco Asset Securitization Corp.; Series 2021 B-2, Ref. RB(j)	0.00%	06/01/2066	34,270	4,973,728
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(e)	5.00%	07/01/2027	1,985	1,022,275
Series 2013 A, RB(e)	5.00%	07/01/2038	5,700	2,935,500
Triborough Bridge & Tunnel Authority;
Series 2019 C, RB	3.00%	11/15/2047	12,665	12,893,669
Series 2021 C-3, RB	3.00%	05/15/2051	11,665	11,731,633
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	20,325	21,447,515
Series 2016 B, Ref. RB	5.00%	06/01/2048	4,500	4,726,689
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(d)(i)	7.00%	06/01/2046	56,500	58,002,504
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	4,234	4,554,289
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	9,405	10,344,228
				1,309,004,246

North Carolina–0.56%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(d)	5.00%	06/30/2054	1,000	1,063,452
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. RB(a)(b)	6.25%	07/01/2023	3,750	4,002,714
North Carolina (State of) Medical Care Commission (Lutheran Services for the Aging); Series 2021, RB	4.00%	03/01/2051	4,250	4,320,748
North Carolina (State of) Medical Care Commission (Salemtowne Project);
Series 2018 A, RB	5.00%	10/01/2038	1,185	1,279,046
Series 2018 A, RB	5.00%	10/01/2048	13,080	13,993,660
North Carolina Capital Facilities Finance Agency; Series 2015 B, Ref. RB(a)(b)(c)	5.00%	10/01/2055	29,400	33,191,862
				57,851,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–0.04%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	5.10%	04/15/2036	$1,500	$ 1,548,219
Series 2016, RB	5.20%	04/15/2046	2,000	2,052,761
				3,600,980

Ohio–4.54%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2041	3,800	4,324,151
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-3, RB(a)(b)	6.25%	06/01/2022	21,205	21,503,581
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	10,000	10,508,792
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	48,840	53,206,003
Series 2020 B-3, Ref. RB(j)	0.00%	06/01/2057	223,195	34,859,198
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB	6.75%	01/01/2044	13,900	14,514,714
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2021 A, Ref. RB(i)	4.00%	12/01/2055	1,000	1,006,583
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(d)	5.38%	09/15/2027	4,190	4,202,755
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(i)	5.00%	06/01/2028	3,795	3,984,079
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.25%	02/15/2047	26,990	31,164,144
Series 2017, Ref. RB	5.50%	02/15/2052	35,165	41,100,571
Series 2017, Ref. RB	5.00%	02/15/2057	10,000	11,366,550
Series 2017, Ref. RB	5.50%	02/15/2057	15,070	17,574,910
Darke (County of), OH (Wayne Healthcare); Series 2019 A, RB	5.00%	09/01/2049	2,000	2,221,084
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.63%	07/01/2047	7,200	6,787,541
Franklin (County of), OH (Wesley Communities);
Series 2020, Ref. RB	5.25%	11/15/2040	1,000	1,100,587
Series 2020, Ref. RB	5.25%	11/15/2055	6,300	6,848,418
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center);
Series 2019, RB	5.00%	12/01/2039	715	787,743
Series 2019, RB	5.00%	12/01/2051	2,500	2,704,504
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(a)(b)	8.00%	07/01/2022	33,735	34,521,670
Hamilton (County of), OH (Cincinnati Children’s Hospital); Series 2019 CC, RB	5.00%	11/15/2049	16,000	22,245,192
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	2,250	2,292,884
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2050	5,000	5,928,180
Hickory Chase Community Authority; Series 2019, Ref. RB(i)	5.00%	12/01/2040	1,390	1,446,452
Marion (County of), OH (United Church Homes, Inc.);
Series 2019, Ref. RB	5.00%	12/01/2039	1,150	1,246,101
Series 2019, Ref. RB	5.13%	12/01/2049	3,545	3,818,280
Montgomery (County of), OH; Series 2020-XX1133, Ctfs.(c)(l)	4.00%	11/15/2042	16,780	18,154,151
Montgomery (County of), OH (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018-09/14/2020; Cost $ 5,911,857)(f)(i)	6.00%	04/01/2038	7,270	3,489,600
Series 2018 A, RB (Acquired 04/01/2020-09/14/2020; Cost $ 1,179,314)(f)(i)	6.25%	04/01/2049	2,115	1,015,200
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	4.00%	11/15/2045	2,420	2,593,221
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2044	37,060	38,002,313
Series 2013, RB	5.00%	02/15/2048	3,120	3,196,165
Ohio (State of) Air Quality Development Authority; Series 2019, RB(d)(i)	5.00%	07/01/2049	20,250	22,020,573
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(d)(i)	4.50%	01/15/2048	500	554,552
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. RB	5.00%	12/01/2035	1,750	1,831,282
Series 2015, Ref. RB	5.00%	12/01/2043	6,695	6,958,788
Southern Ohio Port Authority (Purecycle);
Series 2020 A, RB(d)(i)	6.25%	12/01/2025	6,000	6,128,456
Series 2020 A, RB(d)(i)	6.50%	12/01/2030	10,000	10,220,004
Series 2020 A, RB(d)(i)	7.00%	12/01/2042	10,000	10,261,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	$5,000	$ 5,292,856
				470,983,038

Oklahoma–1.57%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB (Acquired 08/30/2007; Cost $3,155,000)(f)	6.63%	10/01/2037	3,155	2,839,537
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2027	1,800	1,923,868
Oklahoma (State of) Development Finance Authority; Series 2018 B, RB(c)(l)	5.50%	08/15/2057	15,210	18,031,298
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. RB(e)(k)	5.75%	01/01/2027	1,025	7,688
Series 2012, Ref. RB(e)(k)	6.00%	01/01/2032	4,191	31,433
Series 2013, Ref. RB(e)(k)	5.75%	01/01/2037	5,379	40,339
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB(c)(l)	5.50%	08/15/2052	33,500	39,824,160
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB(e)	5.00%	08/01/2047	10,500	11,550
Series 2017, RB(e)	5.00%	08/01/2052	20,000	22,000
Series 2017, RB(e)	5.25%	08/01/2057	2,190	2,409
Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2035	1,300	1,365,334
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB(e)	6.88%	11/01/2046	2,469	6,172
Series 2016 A, RB(e)	6.63%	11/30/2049	1,164	2,912
Series 2016 A, RB(e)	7.00%	11/01/2051	2,429	6,072
Series 2016 B-1, RB(e)	5.25%	11/30/2049	1,664	4,159
Tulsa (City of), OK Authority for Economic Opportunity (Santa Fe Square); Series 2021, RB(i)	4.38%	12/01/2041	4,000	3,597,209
Tulsa (City of), OK Municipal Airport Trust;
Series 2000 A, Ref. RB(d)	5.50%	06/01/2035	18,625	19,429,218
Series 2001 B, Ref. RB(d)	5.50%	12/01/2035	15,000	15,647,693
Series 2001 C, Ref. RB(d)	5.50%	12/01/2035	51,025	53,228,234
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(d)	5.00%	06/01/2025	6,500	7,047,301
				163,068,586

Oregon–0.14%
Clackamas (County of), OR Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. RB	5.00%	11/15/2032	500	540,059
Series 2017 A, Ref. RB	5.00%	11/15/2037	500	536,415
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,750	2,918,546
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB(a)(b)	5.63%	05/15/2022	250	252,570
Series 2012, Ref. RB(a)(b)	6.00%	05/15/2022	3,250	3,285,803
Series 2012, Ref. RB(a)(b)	6.00%	05/15/2022	1,990	2,011,922
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2036	1,220	1,392,254
Series 2021 A, Ref. RB	5.00%	11/15/2056	3,190	3,527,022
				14,464,591

Pennsylvania–1.18%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(i)	6.00%	05/01/2042	5,215	6,170,891
Beaver (County of), PA Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(b)	4.38%	07/01/2022	925	931,339
Chester (County of), PA Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/2032	2,320	2,363,383
Series 2012 A, Ref. RB	5.38%	10/15/2042	4,230	4,302,586
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2038	1,750	1,888,737
Series 2018, Ref. RB	5.00%	12/01/2043	2,500	2,682,558
Series 2018, Ref. RB	5.00%	12/01/2048	2,500	2,672,498
Series 2019, RB	5.00%	12/01/2054	1,000	1,066,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB(a)(b)	5.25%	07/01/2022	$3,430	$ 3,481,725
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	4,960	4,959,370
Series 2014 B, RB(g)	7.50%	02/01/2044	1,379	747,162
Series 2014 C, RB(e)	0.00%	02/01/2044	4,122	23,617
Montgomery (County of), PA Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. RB(a)(b)	5.25%	01/15/2025	4,000	4,426,191
Pennsylvania (Commonwealth of); First Series 2014, GO Bonds(c)	5.00%	06/15/2034	15,450	16,681,827
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Covanta Holding Corp.) (Green Bonds); Series 2019 A, RB(d)(i)	3.25%	08/01/2039	2,200	2,154,020
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(d)	5.50%	11/01/2044	4,000	4,181,874
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. RB	6.40%	12/01/2038	14,200	10,248,060
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2013 B-2, RB(g)	6.00%	12/01/2037	7,000	7,181,593
Series 2020-XX1134, Ctfs.(c)(l)	5.00%	12/01/2044	5,000	5,993,769
Series 2020-XX1134, Ctfs.(c)(l)	5.00%	12/01/2049	7,000	8,338,235
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2049	1,390	1,463,857
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2037	4,575	4,765,663
Series 2017, Ref. RB	5.00%	07/01/2049	8,930	9,276,166
Philadelphia (City of), PA Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	6,077,995
Philadelphia (City of), PA Industrial Development Authority (MaST I Charter School);
Series 2016 A, Ref. RB	5.25%	08/01/2046	2,560	2,806,268
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	4,345,043
Philadelphia (City of), PA Industrial Development Authority (MaST II Charter School); Series 2016 B, RB	5.63%	08/01/2036	30	32,611
Westmoreland (County of), PA Industrial Development Authority (Redstone Presbyterian); Series 2021, Ref. RB	4.00%	05/15/2047	3,000	3,029,816
				122,293,666

Puerto Rico–10.90%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	6,130	6,292,001
Series 2002, RB	5.50%	05/15/2039	27,590	28,314,097
Series 2002, RB	5.63%	05/15/2043	5,415	5,517,615
Series 2005 A, RB(j)	0.00%	05/15/2050	473,480	78,016,010
Series 2008 B, RB(j)	0.00%	05/15/2057	784,260	43,236,175
Puerto Rico (Commonwealth of);
Series 2001 A, GO Bonds(e)	5.13%	07/01/2031	3,635	3,630,458
Series 2003 A, GO Bonds(e)	5.00%	07/01/2033	1,980	1,982,475
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(h)	6.00%	07/01/2027	21,000	21,133,369
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(h)	6.00%	07/01/2028	4,500	4,528,287
Series 2004 A, GO Bonds(e)	5.00%	07/01/2025	55	55,138
Series 2004 A, GO Bonds(e)	5.00%	07/01/2029	530	531,988
Series 2006 A, GO Bonds(e)	5.25%	07/01/2024	360	362,250
Series 2006 A, GO Bonds(e)	5.25%	07/01/2026	115	115,719
Series 2006 A, Ref. GO Bonds(e)	5.00%	07/01/2031	2,215	2,192,850
Series 2006 B, GO Bonds(e)	5.00%	07/01/2035	2,910	2,920,912
Series 2007 A, GO Bonds(e)	5.00%	07/01/2022	470	471,175
Series 2007 A, GO Bonds(e)	5.00%	07/01/2023	195	195,488
Series 2007 A, GO Bonds(e)	5.00%	07/01/2024	125	125,156
Series 2007 A, GO Bonds(e)	5.00%	07/01/2027	220	220,550
Series 2007 A, GO Bonds(e)	5.25%	07/01/2029	860	865,375
Series 2007 A, GO Bonds(e)	5.25%	07/01/2030	115	115,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2007 A, GO Bonds(e)	5.25%	07/01/2032	$65	$ 65,325
Series 2007 A, GO Bonds(e)	5.25%	07/01/2033	500	503,125
Series 2007 A, GO Bonds(e)	5.25%	07/01/2034	165	166,238
Series 2007 A, GO Bonds(e)	5.00%	07/01/2049	190	189,763
Series 2007 A, GO Bonds(e)	5.00%	07/01/2049	65	64,919
Series 2007 A, GO Bonds(e)	5.00%	07/01/2049	415	414,481
Series 2007 A, Ref. GO Bonds(e)	5.25%	07/01/2025	285	283,575
Series 2007 A, Ref. GO Bonds(e)	5.50%	07/01/2032	3,790	3,771,061
Series 2009 B, Ref. GO Bonds(e)	6.50%	07/01/2037	6,165	6,303,712
Series 2009 B, Ref. GO Bonds(e)	5.75%	07/01/2038	1,095	1,079,943
Series 2009 C, Ref. GO Bonds(e)	6.00%	07/01/2039	175	174,125
Series 2011 A, GO Bonds(e)	5.75%	07/01/2041	6,315	6,267,638
Series 2011 C, Ref. GO Bonds(e)	6.00%	07/01/2032	1,225	1,189,782
Series 2011 E, Ref. GO Bonds(e)	6.00%	07/01/2029	8,400	8,526,000
Series 2011 E, Ref. GO Bonds(e)	5.63%	07/01/2032	225	225,000
Series 2012 A, Ref. GO Bonds(e)	5.13%	07/01/2037	12,695	11,838,090
Series 2012 A, Ref. GO Bonds(e)	5.50%	07/01/2039	5,520	5,244,000
Series 2012 A, Ref. GO Bonds(e)	5.00%	07/01/2041	33,980	31,006,753
Series 2012 A, Ref. GO Bonds(e)	5.00%	07/01/2049	2,820	2,640,225
Series 2014 A, Ref. GO Bonds(e)	8.00%	07/01/2035	37,485	33,783,375
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	10,437	11,188,550
Series 2020 A, Ref. RB(i)	5.00%	07/01/2047	40,000	45,352,028
Series 2021 B, RB(i)	5.00%	07/01/2029	4,800	5,690,741
Series 2021 B, RB(i)	5.00%	07/01/2037	18,415	21,720,713
Series 2021 B, RB(i)	4.00%	07/01/2042	70,060	75,841,400
Series 2021 B, RB(i)	4.00%	07/01/2047	1,745	1,862,590
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(h)	5.00%	07/01/2023	755	759,458
Series 2007 TT, RB(e)	5.00%	07/01/2023	515	531,094
Series 2007 TT, RB(e)	5.00%	07/01/2026	6,685	6,893,906
Series 2007 TT, RB(e)	5.00%	07/01/2027	2,350	2,423,437
Series 2007 TT, RB(e)	5.00%	07/01/2032	520	514,807
Series 2007 TT, RB(e)	5.00%	07/01/2032	16,285	16,793,906
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.68%)(e)(o)	0.82%	07/01/2025	4,250	4,080,002
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.70%)(e)(o)	0.84%	07/01/2031	2,050	1,968,001
Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2024	4,560	4,685,685
Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2030	9,275	9,689,652
Series 2007 VV, Ref. RB (INS - AGM)(h)	5.25%	07/01/2031	20,000	20,743,086
Series 2007 VV, Ref. RB (INS - NATL)(h)	5.25%	07/01/2032	6,275	6,645,115
Series 2008 WW, RB(e)	5.00%	07/01/2028	13,620	14,045,625
Series 2008 WW, RB(e)	5.50%	07/01/2038	19,685	20,472,400
Series 2008 WW-RSA-1, RB(e)	5.38%	07/01/2023	825	855,938
Series 2008 WW-RSA-1, RB(e)	5.25%	07/01/2033	2,200	2,279,750
Series 2010 AAA, RB(e)	5.25%	07/01/2025	840	870,450
Series 2010 AAA, RB(e)	5.25%	07/01/2031	1,350	1,398,937
Series 2010 CCC, RB(e)	5.00%	07/01/2025	325	335,156
Series 2010 CCC, RB(e)	5.25%	07/01/2026	14,455	14,978,994
Series 2010 CCC, RB(e)	5.00%	07/01/2028	960	950,409
Series 2010 CCC, RB(e)	5.25%	07/01/2028	7,600	7,875,500
Series 2010 CCC-RSA-1, RB(e)	5.00%	07/01/2022	530	546,563
Series 2010 DDD, Ref. RB(e)	3.75%	07/01/2022	1,780	1,748,850
Series 2010 DDD, Ref. RB(e)	5.00%	07/01/2022	1,575	1,624,219
Series 2010 DDD, Ref. RB(e)	5.00%	07/01/2023	1,150	1,185,937
Series 2010 EEE, RB(e)	6.05%	07/01/2032	895	891,645
Series 2010 XX, RB(e)	4.63%	07/01/2025	620	637,050
Series 2010 XX, RB(e)	5.25%	07/01/2035	6,799	7,045,464
Series 2010 XX, RB(e)	5.25%	07/01/2040	1,340	1,336,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2010 XX, RB(e)	5.25%	07/01/2040	$12,600	$ 13,056,750
Series 2010 XX-RSA-1, RB(e)	5.25%	07/01/2026	385	398,956
Series 2010 YY, RB(e)	6.13%	07/01/2040	1,200	1,198,500
Series 2010 ZZ, Ref. RB(e)	4.50%	07/01/2023	475	488,063
Series 2010 ZZ, Ref. RB(e)	5.25%	07/01/2024	65	67,356
Series 2010 ZZ, Ref. RB(e)	5.25%	07/01/2026	225	224,438
Series 2010 ZZ, Ref. RB(e)	5.25%	07/01/2026	650	673,563
Series 2010 ZZ, Ref. RB(e)	5.00%	07/01/2028	310	319,688
Series 2010 ZZ, Ref. RB(e)	5.00%	12/31/2049	1,760	1,810,600
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2022	345	355,781
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2024	340	350,625
Series 2010 ZZ-RSA-1, Ref. RB(e)	4.63%	07/01/2025	640	657,600
Series 2010 ZZ-RSA-1, Ref. RB(e)	5.00%	07/01/2026	435	448,594
Series 2012 A, RB(e)	4.80%	07/02/2029	2,260	2,322,150
Series 2012 A, RB(e)	5.00%	07/02/2029	3,535	3,645,469
Series 2012 A, RB(e)	5.00%	07/01/2042	25,280	26,070,000
Series 2012 A, RB(e)	5.05%	07/01/2042	3,095	3,191,719
Series 2013 A, RB(e)	7.00%	07/01/2033	6,030	6,406,873
Series 2013 A, RB(e)	6.75%	07/01/2036	15,090	15,995,395
Series 2013 A, RB(e)	7.00%	07/01/2040	2,675	2,842,186
Series 2013 A, RB(e)	7.00%	07/01/2043	20,415	21,690,929
Series 2013 A-RSA, RB(e)	7.25%	07/01/2030	2,120	2,257,799
Series 2016 E-4, RB(e)	10.00%	07/01/2022	2,593	2,842,800
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, Ref. RB(e)	4.75%	07/01/2038	2,231	1,344,177
Series 2003 G, RB(e)	5.00%	07/01/2033	9,340	5,627,351
Series 2003 G, RB(e)	5.00%	07/01/2042	7,500	4,518,753
Series 2003 H, Ref. RB(e)	5.00%	07/01/2028	180	108,450
Series 2003 H, Ref. RB(e)	5.00%	07/01/2035	175	105,438
Series 2003 H, Ref. RB(e)	5.45%	07/01/2035	4,480	2,699,201
Series 2004 J, RB(e)	4.80%	07/01/2024	220	132,550
Series 2005 K, RB(e)	5.00%	07/01/2022	9,655	5,817,137
Series 2005 K, RB(e)	5.00%	07/01/2023	12,275	7,395,689
Series 2005 K, RB(e)	5.00%	07/01/2026	155	93,389
Series 2005 K, RB(e)	5.00%	07/01/2027	3,585	2,159,962
Series 2007 M, RB(e)	5.00%	07/01/2024	2,565	1,545,412
Series 2007 M, RB(e)	5.00%	07/01/2027	520	313,300
Series 2007 M, RB(e)	5.00%	07/01/2032	4,850	2,922,126
Series 2007 M, RB(e)	5.00%	07/01/2037	530	319,325
Series 2007 M, RB(e)	5.00%	07/01/2046	3,565	2,147,913
Series 2007 N, Ref. RB(e)	5.50%	07/01/2022	4,790	2,885,975
Series 2007 N, Ref. RB(e)	5.50%	07/01/2023	3,580	2,156,950
Series 2007 N, Ref. RB(e)	5.50%	07/01/2025	3,130	1,885,825
Series 2007 N, Ref. RB(e)	5.50%	07/01/2026	3,195	1,924,987
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(d)	6.63%	06/01/2026	21,245	21,988,575
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2007 M-1, Ref. RB(e)	5.75%	07/01/2049	692	758,324
Series 2007 N, RB(e)	5.00%	07/01/2037	4,150	4,549,437
Series 2007 Q, Ref. RB(e)	5.63%	07/01/2039	2,000	2,232,500
Series 2011 S, RB(e)	5.75%	07/01/2022	3,115	3,461,544
Series 2011 S, RB(e)	6.00%	07/01/2041	25,640	28,684,750
Series 2012 U, Ref. RB(e)	5.25%	07/01/2042	27,275	28,161,437
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-3, Ref. RB (INS - NATL)(h)	6.00%	07/01/2024	7,970	8,022,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(j)	0.00%	07/01/2029	$1,927	$ 1,614,358
Series 2018 A-1, RB(j)	0.00%	07/01/2031	2,484	1,939,938
Series 2018 A-1, RB(j)	0.00%	07/01/2033	10,296	7,498,788
Series 2018 A-1, RB	4.50%	07/01/2034	6,168	6,667,233
Series 2018 A-1, RB	4.55%	07/01/2040	4,089	4,529,873
Series 2018 A-1, RB(j)	0.00%	07/01/2046	50,015	16,247,822
Series 2018 A-1, RB(j)	0.00%	07/01/2051	185,874	43,752,305
Series 2018 A-1, RB	4.75%	07/01/2053	30,479	33,707,983
Series 2018 A-1, RB	5.00%	07/01/2058	37,864	42,462,717
Series 2019 A-2, RB	4.33%	07/01/2040	55,009	60,236,720
Series 2019 A-2, RB	4.54%	07/01/2053	314	343,409
Series 2019 A-2, RB	4.78%	07/01/2058	25,223	27,896,371
				1,129,199,396

Rhode Island–0.00%
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	32,180

South Carolina–0.11%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project); Series 2018 A, RB(i)	5.75%	06/15/2049	2,000	2,217,055
South Carolina (State of) Jobs-Economic Development Authority (Kiawah Life Plan Village, Inc.); Series 2021, RB(i)	8.75%	07/01/2025	3,000	3,049,081
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2043	1,000	1,002,060
Series 2013, RB	5.13%	05/01/2048	2,000	2,004,895
Series 2017, Ref. RB	5.00%	05/01/2042	250	252,474
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2048	1,085	1,148,768
South Carolina (State of) Jobs-Economic Development Authority (Virtus Academy); Series 2021 A, RB(i)	5.00%	06/15/2051	1,330	1,317,778
				10,992,111

Tennessee–0.55%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.63%	06/01/2035	13,000	13,267,777
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. RB	5.50%	07/01/2037	250	223,905
Series 2017 A, Ref. RB	5.63%	01/01/2046	750	651,978
Nashville (City of) & Davidson (County of), TN Health and Educational Facilities Board of Metropolitan Government (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018; Cost $14,574,485)(f)(i)	6.00%	04/01/2038	14,875	7,140,000
Series 2018 A, RB (Acquired 08/29/2018-09/14/2020; Cost $12,783,373)(f)(i)	6.25%	04/01/2049	19,400	9,312,000
New Memphis Arena Public Building Authority (City of Memphis);
Series 2021, RB(j)	0.00%	04/01/2036	1,300	894,534
Series 2021, RB(j)	0.00%	04/01/2037	1,475	981,778
Series 2021, RB(j)	0.00%	04/01/2038	1,250	802,680
Series 2021, RB(j)	0.00%	04/01/2039	1,250	773,598
Series 2021, RB(j)	0.00%	04/01/2040	1,375	819,636
Series 2021, RB(j)	0.00%	04/01/2041	1,300	745,988
Series 2021, RB(j)	0.00%	04/01/2042	1,300	719,217
Series 2021, RB(j)	0.00%	04/01/2043	1,350	718,905
Series 2021, RB(j)	0.00%	04/01/2044	1,000	513,029
Shelby (County of), TN Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, RB	6.38%	11/15/2025	1,470	1,470,338
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	16,300	16,327,653
Series 2016 A, Ref. RB(i)	5.00%	09/01/2031	750	750,315
Series 2016 A, Ref. RB(i)	5.00%	09/01/2037	1,145	1,132,398
				57,245,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–5.81%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, RB(d)(e)(k)	6.50%	11/01/2029	$9,265	$ 93
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.38%	02/15/2051	7,500	7,031,811
Series 2021, Ref. RB	4.50%	02/15/2056	2,000	1,876,090
Arlington Higher Education Finance Corp. (Newman International Academy); Series 2021, RB	5.00%	08/15/2051	1,000	1,041,346
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.13%	03/01/2044	2,000	2,135,091
Bexar (County of), TX; Series 2021, GO Bonds	3.00%	06/15/2047	5,000	5,148,836
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB(a)(b)	5.25%	07/01/2022	7,100	7,207,069
Series 2012, Ref. RB(a)(b)	5.50%	07/01/2022	13,410	13,623,269
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019 A, RB(d)(i)	9.00%	03/01/2039	1,960	2,247,456
Series 2019, RB(d)	7.00%	03/01/2039	10,700	11,511,307
Series 2019, RB(d)(i)	9.00%	03/01/2039	3,360	3,852,782
Calhoun (County of), TX Navigation Industrial Development Authority; Series 2021, RN(d)(i)	3.63%	07/01/2026	7,000	7,136,818
Celina Independent School District; Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	3.00%	02/15/2040	1,000	1,043,406
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, RB	5.75%	08/15/2038	1,000	1,106,855
Series 2015, RB	5.75%	08/15/2045	8,000	8,799,133
Series 2018 D, RB	5.75%	08/15/2033	6,190	6,888,330
Series 2018 D, RB	6.00%	08/15/2038	14,250	15,889,822
Series 2018 D, RB	6.13%	08/15/2048	28,950	32,167,132
Grand Parkway Transportation Corp.;
Series 2013 B, RB(a)(b)(c)	5.25%	10/01/2023	24,405	25,994,058
Series 2013 B, RB(g)	5.85%	10/01/2048	17,000	19,243,412
Grand Prairie Housing Finance Corp.;
Series 2003, RB	7.75%	01/01/2034	6,190	6,058,605
Series 2003, RB(e)(k)(p)	7.75%	01/01/2034	3,595	287,600
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2040	5,350	5,636,581
Series 2015, Ref. RB	5.00%	12/01/2045	9,230	9,680,780
Harris (County of), TX; Series 2021, GO Bonds	4.00%	10/01/2036	10	11,663
Houston (City of), TX (Continental Airlines, Inc.); Series 2011 A, Ref. RB(d)	6.63%	07/15/2038	16,000	16,086,288
Houston (City of), TX (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(d)	5.00%	07/01/2029	26,355	27,769,333
Houston (City of), TX (United Airlines, Inc.); Series 2020 C, Ref. RB(d)	5.00%	07/15/2027	6,775	7,601,152
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(d)	4.75%	07/01/2024	990	1,030,189
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	4.00%	10/01/2051	1,350	1,411,548
Katy Independent School District; Series 2021 D, GO Bonds (CEP - Texas Permanent School Fund)	3.00%	02/15/2046	5,000	5,062,379
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(a)(b)(i)	5.60%	08/15/2024	4,420	4,866,755
Lamar Consolidated Independent School District; Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	3.00%	02/15/2051	5,000	5,117,896
Leander Independent School District;
Series 2014 C, GO Bonds(a)(b)(j)	0.00%	08/15/2024	71,355	18,514,097
Series 2014 D, Ref. GO Bonds(a)(b)(j)	0.00%	08/15/2024	3,645	1,908,598
Liberty Hill Independent School District; Series 2022, GO Bonds	3.00%	02/01/2051	5,000	4,942,650
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(d)(i)	4.63%	10/01/2031	21,150	22,239,020
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 C, RB	5.00%	07/01/2037	1,610	644,000
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	285	270,426
Series 2021 A-2, RB	7.50%	11/15/2036	2,390	2,298,696
Series 2021, RB	2.00%	11/15/2061	7,250	4,133,443
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. RB	5.00%	07/01/2046	18,395	18,063,471
New Hope Cultural Education Facilities Finance Corp. (Forefront Living Plano); Series 2020 A, RB(i)	10.00%	12/01/2025	5,000	5,481,498
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,750	8,935,445
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	6,790	7,152,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries);
Series 2013, RB	6.50%	01/01/2043	$4,325	$ 4,435,780
Series 2013, RB	6.50%	01/01/2048	5,675	5,814,703
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	1,365	1,420,889
Series 2016 A, RB	5.50%	11/15/2046	2,975	3,083,037
Series 2016 A, RB	5.50%	11/15/2052	2,350	2,428,321
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2039	1,000	1,056,731
Series 2018, Ref. RB	5.25%	10/01/2049	7,940	8,430,427
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, RB(i)	5.50%	08/15/2035	845	922,362
Series 2015 A, RB(i)	5.75%	08/15/2045	2,015	2,196,561
North Texas Tollway Authority; Series 2011 B, RB(a)(b)(j)	0.00%	09/01/2031	15,500	8,287,266
Northwest Independent School District; Series 2020-XL0138, Ctfs. (CEP - Texas Permanent School Fund)(c)	4.00%	02/15/2045	10,500	11,909,895
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2020, Ref. RB(d)(i)	4.00%	01/01/2050	6,125	6,114,513
Series 2021, RB(d)(i)	2.75%	01/01/2036	1,750	1,581,876
Series 2021, RB(d)(i)	3.00%	01/01/2050	10,000	8,271,109
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB(a)(b)	7.50%	11/15/2024	2,350	2,727,564
Series 2014 A, RB(a)(b)	7.75%	11/15/2024	5,100	5,953,080
Series 2014 A, RB(a)(b)	8.00%	11/15/2024	6,000	7,034,500
San Antonio (City of), TX River Authority; Series 2021, RB	3.00%	01/01/2046	3,725	3,856,345
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (Acquired 09/04/2012; Cost $37,110,000)(d)(e)(f)(k)	8.00%	07/01/2038	37,110	9,277,500
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2045	5,800	6,084,999
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	6.75%	11/15/2047	13,125	14,397,295
Series 2017, RB	6.75%	11/15/2052	965	1,056,212
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB (Acquired 07/18/2007; Cost $1,015,000)(e)(f)	5.75%	02/15/2025	1,015	700,350
Series 2007, RB (Acquired 07/18/2007; Cost $1,600,000)(e)(f)	5.75%	02/15/2029	1,600	1,104,000
Series 2009 A, RB (Acquired 12/10/2009-10/01/2020; Cost $12,866,093)(e)(f)	8.00%	02/15/2038	13,350	9,211,500
Series 2017 A, RB (Acquired 12/15/2016-09/17/2020; Cost $26,170,658)(e)(f)	6.38%	02/15/2048	26,895	18,557,550
Series 2017 A, RB (Acquired 12/15/2016-04/28/2020; Cost $24,814,254)(e)(f)	6.38%	02/15/2052	25,055	17,287,950
Series 2017, RB (Acquired 11/05/2019; Cost $9,547,686)(e)(f)	6.38%	02/15/2041	8,755	6,040,950
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.63%	11/15/2041	1,000	1,134,467
Series 2020, Ref. RB	6.75%	11/15/2051	4,000	4,521,486
Series 2020, Ref. RB	6.88%	11/15/2055	4,000	4,537,662
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020, RB	5.75%	12/01/2054	18,637	19,229,784
Texas (State of) Transportation Commission;
Series 2019, RB(j)	0.00%	08/01/2051	6,000	1,559,962
Series 2019, RB(j)	0.00%	08/01/2052	6,000	1,471,901
Series 2019, RB(j)	0.00%	08/01/2053	1,000	232,044
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, RB(d)	5.00%	12/31/2055	12,135	13,138,449
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, RB(d)	6.75%	06/30/2043	17,450	18,890,983
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(d)	7.00%	12/31/2038	4,000	4,346,989
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	55	55,137
Waco Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	3.00%	08/15/2052	5,000	4,988,411
				602,499,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–0.86%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(i)	3.75%	03/01/2041	$3,910	$ 3,805,088
Series 2021 A, GO Bonds(i)	4.00%	03/01/2051	4,625	4,484,619
Series 2021 B, GO Bonds(i)	7.38%	09/15/2051	5,500	5,216,115
Jepson Canyon Public Infrastructure District No. 1;
Series 2022 A, GO Bonds(i)	5.13%	03/01/2051	3,280	3,093,349
Series 2022 B, GO Bonds(i)	8.00%	03/15/2051	579	554,013
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB	4.50%	08/01/2040	1,205	1,292,351
Series 2020 A, RB	5.00%	08/01/2050	6,500	6,986,277
Red Bridge Public Infrastructure District No. 1;
Series 2021 A, GO Bonds(i)	3.63%	02/01/2035	600	586,349
Series 2021 A, GO Bonds(i)	4.13%	02/01/2041	500	487,440
Series 2021 A, GO Bonds(i)	4.38%	02/01/2051	1,100	1,072,631
Series 2021 B, GO Bonds(i)	7.38%	08/15/2051	600	569,161
Salt Lake City (City of), UT;
Series 2018 A, RB(c)(d)	5.00%	07/01/2043	14,750	16,922,588
Series 2018 A, RB(c)(d)	5.00%	07/01/2048	11,250	12,829,012
Series 2021 A, RB(d)	5.00%	07/01/2046	200	237,509
UIPA Crossroads Public Infrastructure District; Series 2021, RB(i)	4.38%	06/01/2052	12,000	11,244,307
Utah (State of) Charter School Finance Authority (Beehive Science & Technology);
Series 2021, RB(i)	4.00%	10/15/2051	6,940	6,637,697
Series 2021, RB(i)	4.00%	10/15/2056	4,665	4,366,167
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(i)	5.00%	06/15/2050	2,000	2,121,317
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy); Series 2010 A, RB	5.38%	07/15/2030	1,015	1,017,417
Utah (State of) Charter School Finance Authority (Renaissance Academy); Series 2020, Ref. RB(i)	5.00%	06/15/2055	2,080	2,262,120
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB(a)	5.60%	07/15/2022	130	132,347
Series 2012, RB(a)(b)	6.30%	07/15/2022	850	867,419
Series 2012, RB(a)(b)	6.55%	07/15/2022	2,000	2,042,448
				88,827,741

Virgin Islands–0.43%
Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.75%	10/01/2037	4,600	4,640,636
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Sr. Lien Capital); Series 2009 A-1, RB	5.00%	10/01/2039	12,910	12,943,115
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 A-1, RB	5.00%	10/01/2029	3,620	3,629,284
Series 2009 B, Ref. RB	5.00%	10/01/2025	2,895	2,909,992
Series 2010 A, RB	5.00%	10/01/2025	12,150	12,212,920
Series 2010 A, RB	5.00%	10/01/2029	2,500	2,506,413
Series 2012 A, RB	5.00%	10/01/2032	5,730	5,755,182
				44,597,542

Virginia–0.74%
Ballston Quarter Communities Development Authority;
Series 2016 A, RB	5.38%	03/01/2036	1,635	1,413,831
Series 2016 A, RB	5.50%	03/01/2046	10,000	8,168,869
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.00%	01/01/2049	4,500	4,786,553
Roanoke (City of), VA Economic Development Authority (Richfield Living);
Series 2020, RB (Acquired 01/23/2020; Cost $ 1,670,081)(f)	5.00%	09/01/2040	1,645	1,439,362
Series 2020, RB (Acquired 01/23/2020; Cost $ 1,210,000)(f)	5.13%	09/01/2055	1,210	1,014,039
Tobacco Settlement Financing Corp.;
Series 2007 B-1, RB	5.00%	06/01/2047	21,035	21,187,998
Series 2007 B-2, RB	5.20%	06/01/2046	3,000	3,001,561
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3);
Series 2017, RB(d)	5.00%	12/31/2049	22,215	25,489,209
Series 2017, RB(d)	5.00%	12/31/2056	2,150	2,455,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia–(continued)
Virginia (State of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(d)	4.00%	01/01/2048	$5,500	$ 5,959,277
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2040	1,750	1,905,318
				76,821,383

Washington–1.19%
King (County of), WA Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	3,215,247
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,901,204
Series 2015 A, RB	6.25%	12/01/2045	6,465	7,021,448
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(d)	5.00%	04/01/2030	19,500	20,155,976
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB(c)(l)	5.00%	07/01/2048	27,000	30,942,402
Series 2021 B, RB	4.00%	07/01/2043	11,790	12,661,842
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(d)(i)	5.63%	12/01/2040	9,000	10,169,169
Washington (State of) Housing Finance Commission (Bayview Manor Homes);
Series 2016 A, Ref. RB(i)	5.00%	07/01/2036	1,460	1,529,749
Series 2016 A, Ref. RB(i)	5.00%	07/01/2046	1,700	1,767,576
Series 2016 A, Ref. RB(i)	5.00%	07/01/2051	9,650	10,014,150
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(i)	7.00%	07/01/2045	2,150	2,338,611
Series 2015 A, RB(i)	7.00%	07/01/2050	1,500	1,629,158
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.);
Series 2016 A, Ref. RB(i)	5.00%	01/01/2031	1,500	1,584,331
Series 2016 A, Ref. RB(i)	5.00%	01/01/2046	6,950	7,199,633
Washington (State of) Housing Finance Commission (Spokane International Academy);
Series 2021 A, RB(i)	5.00%	07/01/2050	1,000	1,108,398
Series 2021 A, RB(i)	5.00%	07/01/2056	1,130	1,245,901
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(i)	5.00%	01/01/2055	4,000	4,181,903
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill);
Series 2016, Ref. RB(i)	5.00%	07/01/2041	2,000	2,075,471
Series 2016, Ref. RB(i)	5.00%	07/01/2046	1,000	1,029,722
				122,771,891

West Virginia–0.68%
Harrison (County of), WV Commission (Charles Pointe No. 2);
Series 2008 A, Ref. RB	7.00%	06/01/2035	3,340	3,131,645
Series 2013, Ref. RB(e)(i)	7.00%	06/01/2035	1,000	500,000
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District);
Series 2019 A, RB(i)	5.75%	06/01/2042	15,000	13,384,415
Series 2019 B, Ref. RB(i)	7.50%	06/01/2042	6,140	5,787,190
Kanawha (County of), WV (The West Virginia State University Foundation); Series 2013, RB(a)(b)	6.75%	07/01/2023	5,650	6,064,035
Monongalia (County of), WV Commission Excise Tax District;
Series 2021 A, Ref. RB(i)	4.13%	06/01/2043	3,000	3,168,747
Series 2021 B, RB(i)	4.88%	06/01/2043	1,750	1,797,745
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District);
Series 2017 A, Ref. RB(i)	5.75%	06/01/2043	6,000	6,626,522
Series 2020, Ref. RB(i)	7.50%	06/01/2043	13,205	14,965,719
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(d)(i)	7.25%	02/01/2036	10,965	9,957,097
Series 2018, RB(d)(i)	8.75%	02/01/2036	4,500	4,750,634
				70,133,749

Wisconsin–4.86%
Public Finance Authority; Series 2020 A, RB(i)	5.25%	03/01/2045	5,000	5,481,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(i)	6.25%	08/01/2027	$1,550	$ 1,547,787
Series 2017, RB(i)	6.75%	08/01/2031	15,590	15,553,000
Series 2017, RB(i)	6.50%	12/01/2037	25,000	25,792,900
Series 2017, RB(i)	6.75%	12/01/2042	12,270	12,776,715
Public Finance Authority (Ascend Leadership Academy); Series 2021 A, RB(i)	5.00%	06/15/2051	2,000	1,978,606
Public Finance Authority (Coral Academy of Science Reno); Series 2019, Ref. RB(i)	5.00%	06/01/2050	1,250	1,336,629
Public Finance Authority (Cross Creek Public Improvement District); Series 2019, RB(i)	5.75%	10/01/2053	4,940	5,412,391
Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.);
Series 2019 A, RB	5.50%	12/01/2038	4,117	4,085,222
Series 2019 A, RB	5.75%	12/01/2048	6,863	6,771,505
Public Finance Authority (Kipp Charlotte, Inc.); Series 2020 A, RB(i)	5.00%	10/15/2055	350	370,150
Public Finance Authority (KU Campus Development Corp. -Central District Development); Series 2016, RB(c)(l)	5.00%	03/01/2041	24,000	26,900,357
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(i)	5.25%	06/15/2049	5,775	6,088,968
Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017, Ref. RB(d)(i)	7.13%	06/01/2041	15,375	15,803,248
Public Finance Authority (Minnesota College of Osteopathic Medicine); Series 2019 A-1, RB(e)(i)	5.50%	12/01/2048	76	38,039
Public Finance Authority (Proton International);
Series 2021 A, RB(i)	6.50%	01/01/2041	10,000	9,510,453
Series 2021 A, RB(i)	6.85%	01/01/2051	11,110	10,187,553
Public Finance Authority (Southminster);
Series 2018, RB(i)	5.00%	10/01/2043	500	535,803
Series 2018, RB(i)	5.00%	10/01/2048	6,600	7,051,777
Series 2018, RB(i)	5.00%	10/01/2053	3,000	3,200,110
Public Finance Authority (WFCS Portfolio); Series 2021 A-1, RB(i)	5.00%	01/01/2056	1,150	1,205,977
Public Finance Authority (WhiteStone); Series 2017, Ref. RB(i)	5.00%	03/01/2052	2,300	2,432,871
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(h)(j)	0.00%	12/15/2060	120,000	26,488,128
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2027	2,000	2,114,848
Series 2017, Ref. RB	5.00%	08/01/2037	5,820	6,006,184
Series 2017, Ref. RB	5.00%	08/01/2039	2,355	2,425,754
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB(c)	5.00%	11/15/2039	38,800	43,800,772
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,950	2,113,924
Series 2019, Ref. RB	5.00%	11/01/2046	11,050	11,874,576
Series 2019, Ref. RB	5.00%	11/01/2054	1,650	1,766,499
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	4,260	4,354,300
Wisconsin (State of) Health & Educational Facilities Authority (Saint John’s Communities);
Series 2021 B, Ref. RB	4.00%	09/15/2036	525	557,764
Series 2021 B, Ref. RB	4.00%	09/15/2041	500	525,467
Series 2021 B, Ref. RB	4.00%	09/15/2045	475	494,884
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center);
Series 2017 A, RB(i)	6.25%	10/01/2031	3,475	3,428,139
Series 2017 A, RB(i)	6.85%	10/01/2047	25,735	25,172,739
Series 2017 A, RB(i)	7.00%	10/01/2047	1,250	1,223,317
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(i)	7.00%	12/01/2050	9,000	9,448,736
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(i)	5.13%	06/01/2048	10,500	11,158,877
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center);
Series 2017 A, RB(i)	5.75%	11/01/2024	1,440	1,423,371
Series 2017 A, RB(i)	6.25%	11/01/2028	2,525	2,488,756
Series 2017 A, RB(i)	6.85%	11/01/2046	34,350	34,246,830
Series 2017 B, RB(e)(i)	8.50%	11/01/2046	8,000	6,000,000
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2018 A, RB(i)	6.13%	02/01/2048	5,535	5,915,630
Series 2020 A, RB(i)	6.13%	02/01/2050	3,305	3,528,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center);
Series 2018 A-1, RB(i)	6.25%	01/01/2038	$11,000	$6,765,000

Series 2018 A-1, RB(i)	6.38%	01/01/2048	16,520	10,159,800

Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst);
Series 2017 A, Ref. RB(i)	5.25%	05/15/2037	1,000	1,062,572

Series 2017 A, Ref. RB(i)	5.25%	05/15/2042	1,230	1,305,040

Series 2017 A, Ref. RB(i)	5.25%	05/15/2047	1,225	1,298,206

Series 2017 A, Ref. RB(i)	5.25%	05/15/2052	3,300	3,493,093

Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(d)	7.25%	06/01/2035	10,940	11,367,202

Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.);
Series 2021 A, Ref. RB	3.75%	07/01/2031	4,500	4,261,393

Series 2021 A, Ref. RB	5.00%	07/01/2041	6,415	6,529,490

Wisconsin (State of) Public Finance Authority (Penick Village Obligated Group); Series 2019, Ref. RB(i)	5.00%	09/01/2049	1,450	1,492,913

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	17,025	19,259,158

Series 2018 A, RB	5.35%	12/01/2045	24,750	27,904,563

Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, RB(i)	6.00%	11/15/2049	2,500	2,645,120

Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB(a)(b)	5.75%	04/01/2022	6,340	6,366,742

Series 2015, Ref. RB	5.88%	04/01/2045	6,400	7,052,453

Wisconsin (State of) Public Finance Authority (Voyager Foundation, Inc.);
Series 2012 A, RB(a)	5.50%	10/01/2022	110	112,913

Series 2012 A, RB(a)(b)	6.00%	10/01/2022	1,475	1,519,306

Series 2012 A, RB(a)(b)	6.20%	10/01/2022	1,300	1,340,552

Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB (Acquired 10/20/2016-08/09/2019; Cost $7,795,959)(f)(i)	5.00%	12/01/2031	7,830	8,231,197

Series 2016, RB (Acquired 10/20/2016-09/24/2020; Cost $10,699,099)(f)(i)	5.25%	12/01/2039	10,685	11,215,903

				504,002,275

Total Municipal Obligations (Cost $10,760,030,982)				11,312,309,518

U.S. Dollar Denominated Bonds & Notes–0.32%
Florida–0.12%
Empire Green Generation LLC(i)(k)	12.00%	01/01/2023	12,500	12,488,937

Louisiana–0.15%
Nola Oil Terminal LLC; Class 2021Series 2021(i)(k)	12.00%	09/15/2022	15,000	14,984,475

Pennsylvania–0.05%
Talen Energy Supply LLC	6.50%	06/01/2025	12,500	5,145,438

Total U.S. Dollar Denominated Bonds & Notes (Cost $38,374,165)				32,618,850

TOTAL INVESTMENTS IN SECURITIES(q)–109.46% (Cost $10,798,405,147)				11,344,928,368

FLOATING RATE NOTE OBLIGATIONS–(11.02)%
Notes with interest and fee rates ranging from 0.74% to 0.92% at 02/28/2022 and contractual maturities of collateral ranging from 11/01/2023 to 08/15/2057 (See Note 1K)(r)				(1,141,710,000)

OTHER ASSETS LESS LIABILITIES–1.56%				161,369,947

NET ASSETS–100.00%				$10,364,588,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco High Yield Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LIBOR	– London Interbank Offered Rate
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(d)	Security subject to the alternative minimum tax.
(e)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $639,460,323, which represented 6.17% of the Fund’s Net Assets.
(f)	Restricted security. The aggregate value of these securities at February 28, 2022 was $241,344,615, which represented 2.33% of the Fund’s Net Assets.
(g)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Principal and/or interest payments are secured by the bond insurance company listed.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $2,023,450,659, which represented 19.52% of the Fund’s Net Assets.
(j)	Zero coupon bond issued at a discount.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $271,890,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Security subject to crossover refunding.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(p)	Restructured security not accruing interest income. The aggregate value of these securities at February 28, 2022 was $287,600, which represented less than 1% of the Fund’s Net Assets.
(q)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.
(r)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $1,788,840,746 are held by TOB Trusts and serve as collateral for the $1,141,710,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Notes	1,600	June-2022	$(203,900,000)	$(250,000)	$(250,000)

(a)  Futures contracts collateralized by $2,560,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $10,798,405,147)	$11,344,928,368

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	2,560,000

Receivable for:
Investments sold	37,298,510

Fund shares sold	5,768,397

Interest	152,065,445

Investments matured, at value (Cost $102,928,826)	119,814,163

Investment for trustee deferred compensation and retirement plans	669,378

Other assets	3,231,998

Total assets	11,666,336,259

Liabilities:
Floating rate note obligations	1,141,710,000

Other investments:
Variation margin payable - futures contracts	2,810,010

Payable for:
Borrowings	32,500,000

Investments purchased	78,229,844

Dividends	15,390,675

Fund shares reacquired	9,592,646

Amount due custodian	16,959,551

Accrued fees to affiliates	3,497,568

Accrued interest expense	98,771

Accrued trustees’ and officers’ fees and benefits	17,251

Accrued other operating expenses	179,630

Trustee deferred compensation and retirement plans	761,998

Total liabilities	1,301,747,944

Net assets applicable to shares outstanding	$10,364,588,315

Net assets consist of:
Shares of beneficial interest	$10,473,817,374

Distributable earnings (loss)	(109,229,059)

$10,364,588,315

Net Assets:
Class A	$6,253,279,454

Class C	$530,125,026

Class Y	$2,780,042,347

Class R5	$157,720

Class R6	$800,983,768

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	629,170,279

Class C	53,514,141

Class Y	279,253,134

Class R5	15,883

Class R6	80,701,694

Class A:
Net asset value per share	$9.94

Maximum offering price per share (Net asset value of $9.94 ÷ 95.75%)	$10.38

Class C:
Net asset value and offering price per share	$9.91

Class Y:
Net asset value and offering price per share	$9.96

Class R5:
Net asset value and offering price per share	$9.93

Class R6:
Net asset value and offering price per share	$9.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$521,049,241

Expenses:
Advisory fees	55,415,039

Administrative services fees	1,554,657

Distribution fees:
Class A	16,569,998

Class C	5,827,686

Interest, facilities and maintenance fees	13,374,595

Transfer agent fees – A, C and Y	6,587,659

Transfer agent fees – R5	143

Transfer agent fees – R6	89,269

Trustees’ and officers’ fees and benefits	117,232

Registration and filing fees	337,688

Reports to shareholders	206,888

Professional services fees	746,278

Other	1,698,919

Total expenses	102,526,051

Less: Expense offset arrangement(s)	(290)

Net expenses	102,525,761

Net investment income	418,523,480

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities	43,674,375

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(300,665,371)

Futures contracts	(250,000)

(300,915,371)

Net realized and unrealized gain (loss)	(257,240,996)

Net increase in net assets resulting from operations	$161,282,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48	Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:

Net investment income	$418,523,480	$422,090,081

Net realized gain (loss)	43,674,375	(197,377,005)

Change in net unrealized appreciation (depreciation)	(300,915,371)	(366,042,833)

Net increase (decrease) in net assets resulting from operations	161,282,484	(141,329,757)

Distributions to shareholders from distributable earnings:

Class A	(259,211,014)	(267,356,029)

Class C	(18,774,894)	(26,687,379)

Class Y	(123,351,862)	(115,768,362)

Class R5	(6,774)	(7,225)

Class R6	(33,850,863)	(27,900,177)

Total distributions from distributable earnings	(435,195,407)	(437,719,172)

Share transactions–net:

Class A	89,215,608	(36,221,661)

Class C	(62,913,536)	(288,331,445)

Class Y	174,949,804	(411,995,147)

Class R5	1,240	(20,670)

Class R6	125,135,956	79,390,446

Net increase (decrease) in net assets resulting from share transactions	326,389,072	(657,178,477)

Net increase (decrease) in net assets	52,476,149	(1,236,227,406)

Net assets:

Beginning of year	10,312,112,166	11,548,339,572

End of year	$10,364,588,315	$10,312,112,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49	Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 28, 2022

Cash provided by operating activities:
Net increase in net assets resulting from operations	$161,282,484

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,934,601,921)

Proceeds from sales of investments	1,879,378,407

Purchases of short-term investments, net	(150,686,895)

Amortization of premium on investment securities	41,066,880

Accretion of discount on investment securities	(86,022,023)

Increase in variation margin - futures contracts	2,810,010

Net realized gain from investment securities	(43,674,375)

Net change in unrealized depreciation on investment securities	300,665,371

Change in operating assets and liabilities:

Increase in receivables and other assets	(8,066,680)

Decrease in accrued expenses and other payables	(603,140)

Increase in cash collateral – exchange-traded futures contracts	(2,560,000)

Net cash provided by operating activities	158,988,118

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(196,684,390)

Increase in payable for amount due custodian	16,959,551

Proceeds from shares of beneficial interest sold	2,295,397,443

Repayments of TOB Trusts	(203,910,000)

Proceeds from borrowings	32,500,000

Disbursements from shares of beneficial interest reacquired	(2,212,730,990)

Net cash provided by (used in) financing activities	(268,468,386)

Net decrease in cash and cash equivalents	(109,480,268)

Cash and cash equivalents at beginning of period	109,480,268

Cash and cash equivalents at end of period	$-

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$239,688,902

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$825,300

Cash paid during the period for interest, facilities and maintenance fees	$13,294,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50	Invesco High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$10.19	$0.39	$(0.23)	$0.16	$(0.41)	$9.94	1.44%		$6,253,279	0.98%		0.98%		0.86%		3.76%		17%
Year ended 02/28/21	10.68	0.42	(0.47)	(0.05)	(0.44)	10.19	(0.25)		6,323,866	1.03		1.03		0.86		4.28		26
Year ended 02/29/20	9.87	0.43	0.83	1.26	(0.45)	10.68	13.00		6,659,123	1.13		1.13		0.86		4.19		10
Year ended 02/28/19	9.93	0.43	(0.02)	0.41	(0.47)	9.87	4.17		5,561,342	1.22		1.22		0.86		4.37		24
Year ended 02/28/18	9.87	0.52	0.01	0.53	(0.47)	9.93	5.46		5,360,001	1.06		1.06		0.89		5.17		14
Class C
Year ended 02/28/22	10.15	0.31	(0.22)	0.09	(0.33)	9.91	0.78	(d)	530,125	1.71	(d)	1.71	(d)	1.59	(d)	3.03	(d)	17
Year ended 02/28/21	10.64	0.35	(0.48)	(0.13)	(0.36)	10.15	(0.99	)(d)	605,479	1.77	(d)	1.77	(d)	1.60	(d)	3.54	(d)	26
Year ended 02/29/20	9.84	0.35	0.82	1.17	(0.37)	10.64	12.09		948,191	1.88		1.88		1.61		3.44		10
Year ended 02/28/19	9.89	0.36	(0.02)	0.34	(0.39)	9.84	3.52		860,988	1.97		1.97		1.61		3.62		24
Year ended 02/28/18	9.84	0.45	0.00	0.45	(0.40)	9.89	4.57		1,282,971	1.81		1.81		1.64		4.42		14
Class Y
Year ended 02/28/22	10.21	0.42	(0.24)	0.18	(0.43)	9.96	1.70		2,780,042	0.73		0.73		0.61		4.01		17
Year ended 02/28/21	10.70	0.45	(0.48)	(0.03)	(0.46)	10.21	0.01		2,684,515	0.78		0.78		0.61		4.53		26
Year ended 02/29/20	9.89	0.46	0.82	1.28	(0.47)	10.70	13.25		3,291,052	0.88		0.88		0.61		4.44		10
Year ended 02/28/19	9.94	0.46	(0.02)	0.44	(0.49)	9.89	4.54		2,557,003	0.97		0.97		0.61		4.62		24
Year ended 02/28/18	9.89	0.55	0.00	0.55	(0.50)	9.94	5.61		2,562,437	0.81		0.81		0.64		5.42		14
Class R5
Year ended 02/28/22	10.18	0.41	(0.23)	0.18	(0.43)	9.93	1.67		158	0.76		0.76		0.64		3.98		17
Year ended 02/28/21	10.67	0.44	(0.47)	(0.03)	(0.46)	10.18	(0.02)		160	0.79		0.79		0.62		4.52		26
Year ended 02/29/20	9.87	0.46	0.81	1.27	(0.47)	10.67	13.20		189	0.86		0.86		0.59		4.46		10
Year ended 02/28/19	9.92	0.46	(0.02)	0.44	(0.49)	9.87	4.51		215	0.99		0.99		0.63		4.60		24
Year ended 02/28/18	9.86	0.55	0.01	0.56	(0.50)	9.92	5.70		314	0.80		0.80		0.63		5.43		14
Class R6
Year ended 02/28/22	10.18	0.42	(0.23)	0.19	(0.44)	9.93	1.75		800,984	0.68		0.68		0.56		4.06		17
Year ended 02/28/21	10.66	0.45	(0.46)	(0.01)	(0.47)	10.18	0.14		698,091	0.72		0.72		0.56		4.59		26
Year ended 02/29/20	9.86	0.46	0.82	1.28	(0.48)	10.66	13.25		649,785	0.81		0.81		0.54		4.51		10
Year ended 02/28/19	9.91	0.46	(0.01)	0.45	(0.50)	9.86	4.59		388,029	0.92		0.92		0.56		4.67		24
Period ended 02/28/18(e)	9.90	0.50	(0.03)	0.47	(0.46)	9.91	4.76		208,446	0.74	(f)	0.74	(f)	0.57	(f)	5.49	(f)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended February 28, 2022 and 2021, respectively.

(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51	Invesco High Yield Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

    The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

52	Invesco High Yield Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider

53	Invesco High Yield Municipal Fund

will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

O.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 300 million	0.600%
Next $300 million	0.550%
Over $600 million	0.500%

    For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.50%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

54	Invesco High Yield Municipal Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $555,612 in front-end sales commissions from the sale of Class A shares and $121,897 and $29,139 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$-	$11,273,291,810	$39,017,708	$11,312,309,518

U.S. Dollar Denominated Bonds & Notes	-	5,145,438	27,473,412	32,618,850

Total Investments in Securities	-	11,278,437,248	66,491,120	11,344,928,368

Other Investments - Assets

Investments Matured	-	119,610,383	203,780	119,814,163

Other Investments - Liabilities

Futures Contracts*	(250,000)	-	-	(250,000)

Total Investments	$(250,000)	$11,398,047,631	$66,694,900	$11,464,492,531

*	Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

55	Invesco High Yield Municipal Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(250,000)

Derivatives not subject to master netting agreements	250,000

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$(250,000)

    The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$203,900,000

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Fund engaged in securities purchases of $399,204,315 and securities sales of $564,525,607, which did not result in any net realized gains (losses).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $290.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $13,188,493 with an average interest rate of 1.20%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

56	Invesco High Yield Municipal Fund

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $1,192,217,923 and 0.68%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:
	2022	2021

Ordinary income-tax-exempt*	$435,195,407	$437,719,172

*     Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2022

Undistributed tax-exempt income	$27,963,877

Net unrealized appreciation – investments	496,004,800

Temporary book/tax differences	(494,357)

Capital loss carryforward	(632,703,379)

Shares of beneficial interest	10,473,817,374

Total net assets	$10,364,588,315

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$329,686,760	$303,016,619	$632,703,379

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $2,006,586,648 and $1,872,785,289, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$917,966,060

Aggregate unrealized (depreciation) of investments	(421,961,260)

Net unrealized appreciation of investments	$496,004,800

Cost of investments for tax purposes is $10,968,487,731.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds, federal taxes, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was decreased by $7,939,535, undistributed net realized gain (loss) was increased by $3,415,702 and shares of beneficial interest was increased by $4,523,833. This reclassification had no effect on the net assets of the Fund.

57	Invesco High Yield Municipal Fund

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	78,726,847	$814,171,948	116,648,206	$1,135,586,278

Class C	3,700,257	38,195,218	9,030,598	87,378,757

Class Y	99,433,377	1,031,956,209	89,494,965	882,769,229

Class R6	38,817,697	402,547,569	30,591,569	300,580,883

Issued as reinvestment of dividends:
Class A	13,327,131	137,730,919	14,498,202	142,179,399

Class C	1,234,645	12,716,823	1,757,991	17,117,468

Class Y	6,304,682	65,291,247	6,365,216	62,502,959

Class R5	130	1,343	561	5,464

Class R6	2,321,895	23,948,570	1,995,339	19,567,044

Automatic conversion of Class C shares to Class A shares:
Class A	3,569,960	36,895,640	21,488,060	212,120,630

Class C	(3,581,930)	(36,895,640)	(21,559,022)	(212,120,630)

Reacquired:
Class A	(87,041,079)	(899,582,899)	(155,570,547)	(1,526,107,968)

Class C	(7,468,080)	(76,929,937)	(18,698,161)	(180,707,040)

Class Y	(89,472,817)	(922,297,652)	(140,471,748)	(1,357,267,335)

Class R5	(10)	(103)	(2,499)	(26,134)

Class R6	(29,042,329)	(301,360,183)	(24,916,602)	(240,757,481)

Net increase (decrease) in share activity	30,830,376	$326,389,072	(69,347,872)	$(657,178,477)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

58	Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statements of operations and cash flows for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

59	Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$966.80	$4.88	$1,019.84	$5.01	1.00%
Class C	1,000.00	963.90	8.33	1,016.31	8.55	1.71
Class Y	1,000.00	969.00	3.66	1,021.08	3.76	0.75
Class R5	1,000.00	967.80	3.81	1,020.93	3.91	0.78
Class R6	1,000.00	969.10	3.42	1,021.32	3.51	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

60	Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

61	Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/ industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/ Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco High Yield Municipal Fund

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Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242                                         Invesco Distributors, Inc.                                                                  VK-HYM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Intermediate Term Municipal Income Fund

Nasdaq:

A: VKLMX ∎ C: VKLCX ∎ Y: VKLIX ∎ R6: VKLSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

38	Financial Statements

41	Financial Highlights

42	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Fund Expenses

50	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.33%
Class C Shares	-1.08
Class Y Shares	-0.08
Class R6 Shares	-0.01
S&P Municipal Bond Index▼ (Broad Market Index)	-0.37
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	-1.06
Lipper Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	-0.85

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.2

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.3 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.3 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection among lifecare bonds contributed to the Fund’s return relative to its style-specific benchmark, as did an overweight allocation to pollution control revenue/industrial development revenue bonds. Security selection in and an overweight allocation to non-rated† credits also added to the Fund’s relative performance. On a state level, underweight allocations to and security selection among bonds domiciled in Texas and New York contributed to the Fund’s relative performance.

    An underweight allocation to the airport sector detracted from the Fund’s performance relative to its style-specific benchmark over the fiscal year. Overweight exposure to bonds with option-adjusted durations between nine and 15 years also detracted from the Fund’s relative performance. On a regional level, overweight exposure to bonds domiciled in Washington D.C. detracted from the Fund’s relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of

2	Invesco Intermediate Term Municipal Income Fund

leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: CNN

3	Source: JP Morgan

4	Source: US Federal Reserve

5	Source: Financial Oversight and Management Board for Puerto Rico

6	Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John Connelly

Joshua Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.25%
10 Years	2.55
5 Years	2.44
1 Year	-2.80

Class C Shares
Inception (10/19/93)	3.92%
10 Years	2.19
5 Years	2.19
1 Year	-2.06

Class Y Shares
Inception (8/12/05)	3.80%
10 Years	3.07
5 Years	3.22
1 Year	-0.08

Class R6 Shares
10 Years	2.95%
5 Years	3.25
1 Year	-0.01

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Intermediate Term Municipal Income Fund

Supplemental Information

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Intermediate Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	82.19%

General Obligation Bonds	11.20

Pre-Refunded Bonds	3.44

Other	3.17

Top Five Debt Holdings

		% of total net assets

1.	Energy Northwest (Columbia Generating Station), Series 2021, Ref. RB	0.98%

2.	Broward (County of), FL (Convention Center Expansion), Series 2021, RB	0.79

3.	New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB	0.73

4.	Tobacco Settlement Financing Corp., Series 2015 A, Ref. RB	0.58

5.	New York (City of), NY Transitional Finance Authority, Series 2021 B-1, RB	0.57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.27%
Alabama–1.22%

Alabama (State of) Port Authority; Series 2017 A, Ref. RB (INS - AGM)(a)(b)	5.00%	10/01/2033	$3,500	$4,020,395

Alabaster (City of), AL Board of Education; Series 2014 A, GO Wts. (INS - AGM)(b)	5.00%	09/01/2025	1,500	1,629,917

Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 B, RB	5.00%	07/01/2035	2,345	2,712,542
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	75	76,779
Series 2016, RB	5.50%	06/01/2030	2,000	2,082,664

Lee (County of), AL Public Building Authority (DHR Building); Series 2006, Revenue Ctfs. (INS - SGI)(b)	4.38%	09/01/2025	10	10,030

Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2034	5,000	6,218,538

Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB(c)	2.00%	10/01/2024	1,500	1,525,081
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(c)(d)	1.05%	04/01/2024	4,875	4,879,625
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(c)(d)	0.85%	04/01/2024	1,625	1,629,546

Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	4.50%	05/01/2032	3,251	3,327,313

UAB Medicine Finance Authority; Series 2019, RB	5.00%	09/01/2031	550	674,656

				28,787,086

Arizona–2.53%

Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,716,434

Arizona (State of) Industrial Development Authority; Series 2019-2, Class A, Ctfs.	3.63%	05/20/2033	1,919	2,051,214

Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019, RB(e)	5.00%	07/01/2039	1,000	1,101,635

Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. RB(e)	5.00%	07/01/2037	630	706,454

Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2035	2,600	2,469,786

Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon,

Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.75%	07/15/2038	1,810	2,032,058

Glendale (City of), AZ; Series 2015, Ref. RB (INS - AGM)(b)	5.00%	07/01/2029	1,000	1,111,053

Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2028	2,105	2,252,799

La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, RB	5.00%	02/15/2038	1,200	1,350,568

Maricopa (County of), AZ Industrial Development Authority (Commercial Metals Co.); Series 2022, RB(a)(e)	4.00%	10/15/2047	2,000	2,074,844

Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona); Series 2017 C, RB	5.00%	07/01/2037	315	356,626

Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2021, RB(e)	4.00%	07/01/2041	1,275	1,342,984

Maricopa County Pollution Control Corp. (Southern California Edison); Series 2000, Ref. RB	2.40%	06/01/2035	4,000	3,763,589

Navajo (Nation of); Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	725	790,676

Northern Arizona University; Series 2015, Ref. RB (INS - BAM)(b)	5.00%	06/01/2032	250	275,294
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 1,274,829)(f)	5.00%	11/15/2024	1,270	1,274,929
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 2,105,000)(f)	5.25%	11/15/2029	2,105	2,112,711

Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. RB	5.00%	07/01/2036	1,000	1,081,492

Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(e)	5.75%	07/01/2024	635	669,741

Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.00%	06/01/2027	3,000	3,027,257

Phoenix Civic Improvement Corp.; Series 2019 A, RB	5.00%	07/01/2033	3,500	4,169,364
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(e)	5.38%	06/15/2035	1,360	1,461,621
Series 2017, RB(e)(g)	4.75%	06/15/2037	4,500	4,552,232
Series 2021, RB(e)	4.00%	06/15/2041	740	756,353

Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	6.00%	05/01/2024	250	259,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)

Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	$40	$41,766

Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	5.00%	07/01/2033	2,245	2,313,028

Salt River Project Agricultural Improvement & Power District; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,500	6,375,056

Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(e)	5.50%	10/01/2027	1,245	1,320,088

University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(b)	4.50%	06/01/2031	20	20,066
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds(e)	5.00%	07/15/2022	570	573,408
Series 2013 A, Ref. GO Bonds(e)	5.00%	07/15/2023	825	842,039
Series 2013 B, GO Bonds(e)	5.00%	07/15/2023	130	132,685

Westpark Community Facility District; Series 2016, Ref. GO Bonds	5.00%	07/15/2032	2,000	2,145,567

Yuma (City of), AZ Industrial Development Authority (Regional Medical Center); Series 2014 A, RB	5.00%	08/01/2025	1,000	1,084,555
				59,609,772

Arkansas–0.06%

Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2024	1,345	1,470,177

California–10.19%
Adelanto (City of), CA Public Utility Authority;
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2027	175	206,720
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2028	315	371,387
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2029	300	352,524
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	325	380,449
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2031	310	363,063
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2032	310	363,409

Atwater (City of), CA; Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	05/01/2033	100	114,964

Bay Area Toll Authority (San Francisco Bay Area); Series 2001 A, RB (SIFMA Municipal Swap Index + 1.25%)(c)(d)	1.45%	04/01/2027	3,000	3,128,177

Beaumont (City of), CA Financing Authority (Improvement Area No. 17A); Series 2013 B, RB(c)(g)	5.00%	09/01/2023	1,000	1,057,767
California (County of), CA Tobacco Securitization Agency;
Series 2020 A, Ref. RB	5.00%	06/01/2032	385	457,353
Series 2020 A, Ref. RB	5.00%	06/01/2033	600	710,806
Series 2020 B-1, Ref. RB	1.75%	06/01/2030	150	150,131
California (State of);
Series 2003 B-1, VRD GO Bonds (LOC - Barclays Bank PLC)(h)(i)	0.01%	05/01/2033	1,820	1,820,000
Series 2015, Ref. GO Bonds	5.00%	03/01/2030	5,000	5,518,521
Series 2020, Ref. GO Bonds	4.00%	03/01/2040	5,000	5,687,367
Series 2021, GO Bonds	4.00%	10/01/2037	9,385	10,812,304
Series 2021, Ref. GO Bonds	5.00%	09/01/2041	10,000	12,660,171

California (State of) County Tobacco Securitization Agency; Series 2014, Ref. RB	4.00%	06/01/2029	1,435	1,441,596

California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	2,250	2,284,073

California (State of) Enterprise Development Authority (Academy for Academic Excellence); Series 2020 A, RB(e)	5.00%	07/01/2040	1,000	1,085,485

California (State of) Health Facilities Financing Authority (Cedars Sinai Health System); Series 2021 A, Ref. RB	4.00%	08/15/2040	1,350	1,542,499
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	1,927	2,177,651
Series 2019 A-2, RB	4.00%	03/20/2033	6,764	7,458,137
Series 2021 A, RB	3.25%	08/20/2036	3,487	3,676,619
Series 2021-1, Class A, Ctfs.	3.50%	11/20/2035	4,934	5,275,116
Series 2021-2, Class A, Ctfs. (CEP - FHLMC)	3.75%	03/25/2035	9,951	11,163,698

California (State of) Infrastructure & Eonomic Development Bank (Sustainability Bonds); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.35%)(c)(d)	0.55%	08/01/2024	1,000	1,001,127

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	875	954,436

California (State of) Municipal Finance Authority (Chevron USA); Series 2010, VRD RB(h)	0.03%	11/01/2035	875	875,000

California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2035	5,000	5,763,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)

California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	$270	$270,730

California (State of) Municipal Finance Authority (Harbor Regional Center); Series 2015, Ref. RB	5.00%	11/01/2032	1,000	1,120,616

California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2022, RB	2.75%	11/15/2027	525	516,800

California (State of) Pollution Control Finance Authority; Series 2012, RB(a)(e)	5.00%	07/01/2027	6,205	6,629,695
California (State of) Public Finance Authority (Enso Village);
Series 2021 B-3, RB(e)	2.13%	11/15/2027	2,140	2,140,603
Series 2021, RB(e)	3.13%	05/15/2029	2,130	2,135,031
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021, RB(e)	2.38%	11/15/2028	1,560	1,561,723
Series 2021, RB(e)	5.00%	11/15/2036	1,160	1,304,371
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,222,952
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,141,314

California (State of) Public Works Board (California Community Colleges); Series 2004 B, RB	5.50%	06/01/2022	125	125,500
California (State of) Public Works Board (Various Capital);
Series 2021 B, RB	4.00%	05/01/2036	2,735	3,140,533
Series 2021 B, RB	4.00%	05/01/2037	1,000	1,143,498
Series 2021 B, RB	4.00%	05/01/2038	1,000	1,138,515
Series 2021 B, RB	4.00%	05/01/2039	1,500	1,704,381

California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	5.25%	07/01/2023	450	464,703

California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/2024	270	278,694

California (State of) Statewide Communities Development Authority (Bakersfield Consolidated Reassessment District No. 12-1); Series 2012, RB	5.00%	09/02/2022	25	25,392
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2017 A, Ref. RB(e)	3.00%	11/01/2022	430	434,554
Series 2017 A, Ref. RB(e)	5.00%	11/01/2032	1,135	1,296,834
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2029	4,300	4,724,341
Series 2018 A, RB(e)	5.25%	12/01/2038	1,000	1,181,335

California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2032	1,250	1,403,627

Chula Vista (City of), CA Municipal Financing Authority; Series 2015 B, Ref. RB	5.00%	09/01/2026	1,500	1,681,727

Corona-Norco Unified School District (Community Facilities District No. 98-1); Series 2013, Ref. RB(g)	5.00%	09/01/2023	1,000	1,058,537

El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.63%	11/01/2025	100	100,428

El Dorado (County of), CA (Community Facilities District No. 1992-1 - El Dorado Hills Development); Series 2012, Ref. RB	5.00%	09/01/2024	495	505,714

Fresno Unified School District (Election of 2016); Series 2018 A, GO Bonds(c)(g)(j)	0.00%	08/01/2026	225	158,255
Golden State Tobacco Securitization Corp.;
Series 2005 A, RB(g)(j)	0.00%	06/01/2028	55	49,525
Series 2017 A-1, Ref. RB(g)	5.00%	06/01/2027	4,000	4,695,706
Series 2018 A-1, Ref. RB(c)(g)	5.00%	06/01/2028	4,000	4,801,298
Imperial (County of), CA Local Transportation Authority;
Series 2022 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	3,800	4,479,677
Series 2022 B, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	7,220	8,510,838
Series 2022 C, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	1,100	1,296,832
Series 2022 D, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	2,880	3,394,905
Series 2022 E, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	5,165	6,087,647

Indio (City of), CA Community Facilities District No. 2004-3 (Improvement Area No. 1); Series 2015, Ref. RB	5.00%	09/01/2035	945	1,032,101
Irvine (City of), CA (Reassessment District No. 13-1);
Series 2013, RB	5.00%	09/02/2022	710	725,300
Series 2013, RB	5.00%	09/02/2023	500	529,927

Lake Elsinore (City of), CA Public Financing Authority; Series 2015, Ref. RB	5.00%	09/01/2028	2,115	2,321,264

Lancaster (City of), CA Redevelopment Agency Successor Agency (Redevelopment Areas); Series 2017, Ref. RB (INS - AGM)(b)	4.00%	08/01/2039	3,400	3,685,994

Lodi (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.25%	10/01/2026	500	501,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (City of), CA Department of Airports;
Series 2020 C, RB(a)	5.00%	05/15/2039	$1,160	$1,391,040
Series 2021 A, Ref. RB(a)	5.00%	05/15/2041	7,005	8,492,823
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 B, Ref. RB(a)	5.00%	05/15/2029	2,000	2,344,246
Series 2018 D, Ref. RB(a)	5.00%	05/15/2031	3,000	3,563,074
Series 2019 E, RB	5.00%	05/15/2031	905	1,085,763

Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2038	5,000	5,716,883

Modesto (City of), CA Irrigation District; Series 2015 B, Ref. RB	5.00%	10/01/2028	1,595	1,791,180

M-S-R Energy Authority; Series 2009 B, RB	7.00%	11/01/2034	3,500	4,996,329

Murrieta (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.00%	09/01/2023	1,000	1,019,340
Northern California Tobacco Securitization Authority;
Series 2021 A, Ref. RB	4.00%	06/01/2049	5,500	5,975,786
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	2,000	2,136,275
Oakland Unified School District (County of Alameda);
Series 2015 A, GO Bonds	5.00%	08/01/2028	1,000	1,117,459
Series 2015 A, GO Bonds	5.00%	08/01/2029	1,160	1,295,431

Oroville (City of), CA (Oroville Hospital); Series 2019, RB	5.25%	04/01/2034	2,000	2,242,517

Palomar Health; Series 2016, Ref. RB	5.00%	11/01/2031	500	568,254
Rancho Cordova (City of), CA Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. RB	5.00%	09/01/2022	575	586,051
Series 2012, Ref. RB	5.00%	09/01/2023	450	457,865

Redwood City (City of), CA (Redwood Shores Community Facilities District No. 99-1 - Shores Transportation Improvement); Series 2012, Ref. RB	5.00%	09/01/2026	495	502,513

River Islands Public Financing Authority; Series 2015, Ref. RB	5.25%	09/01/2034	650	672,541

Riverside (City of), CA (Riverwalk Assessment District); Series 2011, Ref. RB	5.25%	09/02/2026	400	406,822

Riverside (County of), CA (Community Facilities District No. 04-2); Series 2012, Ref. RB	5.00%	09/01/2028	500	507,826
Riverside (County of), CA Public Financing Authority (County Facilities);
Series 2012, Ref. RB(c)(g)	5.00%	05/01/2022	250	251,829
Series 2012, Ref. RB(c)(g)	5.00%	05/01/2022	250	251,829

Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor - Project Area No. 1); Series 2015 A, RB (INS - AGM)(b)	5.00%	10/01/2029	1,375	1,537,807

Sacramento (City of), CA Transportation Authority; Series 2012, RB	5.00%	10/01/2025	60	61,452

San Diego (City of), CA Community Facilities District No. 3; Series 2013, Ref. RB	5.00%	09/01/2024	520	545,089
San Diego (County of), CA Regional Airport Authority;
Series 2013 B, RB(a)(g)	5.00%	07/01/2023	700	735,940
Series 2021 B, RB(a)	4.00%	07/01/2041	3,000	3,311,312
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2019 D, Ref. RB	5.00%	05/01/2030	1,800	2,173,472
Series 2019 E, RB(a)	5.00%	05/01/2035	2,000	2,347,409
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. RB	5.00%	08/01/2027	750	759,961
Series 2013 B, RB	5.00%	08/01/2027	405	410,345

San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(b)	5.50%	08/01/2026	3,195	3,208,020
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center);
Series 2012, Ref. RB	5.00%	11/15/2022	520	533,307
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, RB	5.00%	09/01/2026	990	1,034,373
Series 2013, RB	5.13%	09/01/2027	1,150	1,201,583

South Gate Utility Authority; Series 2012, RB(c)(g)	5.25%	10/01/2022	500	513,178

South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	10/01/2028	2,080	2,271,971

University of California (Limited); Series 2017 M, RB	5.00%	05/15/2025	440	490,376

West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2023	1,000	1,071,111
Westlands Water District;
Series 2012 A, Ref. RB(c)(g)	5.00%	09/01/2022	20	20,421
Series 2012 A, Ref. RB(c)(g)	5.00%	09/01/2022	100	102,104
Series 2012 A, Ref. RB(c)(g)	5.00%	09/01/2022	80	81,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)

William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2015, Ref. RB	5.00%	09/01/2032	$1,045	$1,128,705
				240,490,529

Colorado–1.82%

Arkansas River Power Authority; Series 2018 A, Ref. RB	5.00%	10/01/2032	2,645	3,050,150

Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2040	1,480	1,568,849

BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2032	360	416,711

Brighton Crossing Metropolitan District No. 4; Series 2017 A, GO Bonds	5.00%	12/01/2037	525	545,714

Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(e)	5.00%	12/01/2040	1,325	1,414,491

Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB(e)	5.00%	12/01/2029	4,000	4,167,460

Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	4.00%	12/01/2031	525	531,880

Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.63%	05/15/2029	1,125	1,113,664

Colorado (State of) Health Facilities Authority (Children’s Hospital Co.); Series 2013 A, RB	5.00%	12/01/2036	200	212,089

Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	2,475	2,612,501

Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A, Ref. RB	4.00%	08/01/2037	4,730	5,204,845

Colorado (State of) Health Facilities Authority (SCL Health System); Series 2019 A, Ref. RB	5.00%	01/01/2034	2,425	2,965,434
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	505	489,998
Series 2015 A, Ref. RB(e)	5.50%	12/01/2030	750	714,396

Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	1,000	1,025,328
Denver (City & County of), CO;
Series 2012 A, RB(a)	5.00%	11/15/2022	740	760,843
Series 2018 A, Ref. RB(a)	5.00%	12/01/2030	2,000	2,425,454
Series 2018 A-2, RB(j)	0.00%	08/01/2030	800	632,648
Series 2018 A-2, RB(j)	0.00%	08/01/2031	1,000	757,023

Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2032	3,000	3,119,017
Denver (State of) Health & Hospital Authority;
Series 2019 A, Ref. RB	4.00%	12/01/2037	1,000	1,101,508
Series 2019 A, Ref. RB	4.00%	12/01/2038	1,250	1,374,473

Evan’s Place Metropolitan District; Series 2020 MDD, GO Bonds	5.00%	12/01/2040	1,050	1,122,457

Interquest South Business Improvement District; Series 2017, GO Bonds	4.50%	12/01/2030	180	185,244

Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 A-2, RB	4.13%	12/01/2040	575	590,314

Plaza Metropolitan District No. 1; Series 2013, Ref. RB(e)	5.00%	12/01/2022	1,000	1,020,214

Pueblo Urban Renewal Authority (Evraz); Series 2021 B, RB(e)(j)	0.00%	12/01/2025	250	215,361

Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	4.13%	12/01/2031	805	851,971
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/15/2031	135	151,121
Series 2019, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/15/2032	160	179,022
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2031	230	280,805
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2032	250	305,452
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2033	255	311,289
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2034	285	347,564
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2035	100	121,845

Windler Public Improvement Authority; Series 2021 A-1, RB	4.00%	12/01/2031	1,065	1,052,245
				42,939,380

Connecticut–1.34%
Connecticut (State of);
Series 2014 A, GO Bonds	5.00%	03/01/2029	2,500	2,679,112
Series 2018 C, GO Bonds	5.00%	06/15/2027	3,000	3,529,935
Series 2019 A, GO Bonds	5.00%	04/15/2034	3,450	4,170,508
Series 2019 A, GO Bonds	5.00%	04/15/2035	1,150	1,388,856

Connecticut (State of) (Transportation Infrastructure); Series 2018, RB	5.00%	01/01/2030	3,500	4,138,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) Health & Educational Facilities Authority;
Series 2020 A, RB	5.00%	07/01/2033	$1,510	$1,841,174
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2030	285	336,243
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2031	540	635,250
Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2033	600	704,087

Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	3,000	3,220,644
University of Connecticut;
Series 2016 A, RB	5.00%	03/15/2032	2,940	3,325,251
Series 2017 A, RB	5.00%	01/15/2030	5,000	5,764,674
				31,734,163

District of Columbia–1.97%

District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2030	2,550	2,593,150
Metropolitan Washington Airports Authority;
Series 2010, RB (INS - BAM)(b)(j)	0.00%	10/01/2037	13,000	7,312,044
Series 2016 A, Ref. RB(a)	5.00%	10/01/2034	2,215	2,504,224
Series 2019 A, Ref. RB(a)	5.00%	10/01/2032	1,435	1,702,668
Series 2019 A, Ref. RB(a)	5.00%	10/01/2033	3,000	3,556,486
Series 2020 A, Ref. RB(a)	5.00%	10/01/2032	3,000	3,626,418
Series 2020 A, Ref. RB(a)	5.00%	10/01/2033	3,000	3,622,909
Series 2021 A, Ref. RB(a)	5.00%	10/01/2033	10,135	12,458,688
Series 2021 A, Ref. RB(a)	5.00%	10/01/2034	1,000	1,227,861
Series 2021 A, Ref. RB(a)	5.00%	10/01/2036	4,250	5,202,583
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, RB(j)	0.00%	10/01/2037	5,000	2,670,686
Series 2010 A, RB (INS - AGM)(b)(j)	0.00%	10/01/2037	40	22,082
				46,499,799

Florida–5.73%

Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics); Series 2019, Ref. RB	5.00%	12/01/2034	2,570	3,134,177
Atlantic Beach (City of), FL (Fleet Landing);
Series 2013 A, Ref. RB	5.00%	11/15/2022	375	384,053
Series 2013 A, Ref. RB	5.00%	11/15/2023	565	597,227
Series 2018 A, RB	5.00%	11/15/2038	1,100	1,219,247

Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2037	16,215	18,633,119

Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(e)	5.00%	12/15/2040	1,220	1,284,905

Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, RB(k)	4.50%	07/01/2038	500	120,000

Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(e)	5.00%	07/01/2032	2,545	2,641,192

Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(e)	5.00%	10/15/2037	510	554,939

Citizens Property Insurance Corp.; Series 2012 A-1, RB	5.00%	06/01/2022	2,000	2,021,896

Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013; Cost $1,215,000)(e)(f)(k)	7.25%	05/15/2026	1,215	826,200
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology);
Series 2019, RB	5.00%	10/01/2032	840	983,937
Series 2019, RB	5.00%	10/01/2033	1,720	2,007,810

Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	5,747,076

Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(e)	7.38%	01/01/2049	10,000	10,782,250
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2015, RB(e)	6.00%	06/15/2035	1,265	1,400,496
Series 2020 C, Ref. RB(e)	4.00%	09/15/2030	470	493,071

Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	275	279,554

Greater Orlando Aviation Authority; Series 2019 A, RB(a)	5.00%	10/01/2031	4,000	4,771,087

Halifax Hospital Medical Center; Series 2015, Ref. RB	5.00%	06/01/2035	325	357,234

Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018; Cost $2,493,527)(f)	5.25%	04/01/2028	2,500	1,200,000

Lake (County of), FL (Lakeside at Waterman Village); Series 2020 B-1, Ref. RB	4.25%	08/15/2027	8,000	8,015,127

Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(e)	5.00%	07/15/2028	525	567,568

Lee (County of), FL; Series 2021 B, RB(a)	5.00%	10/01/2037	5,000	6,074,463

Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(e)	5.38%	12/01/2032	1,000	1,011,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Manatee (County of), FL School District;
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2029	$1,000	$1,166,682
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2031	3,000	3,484,124
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2032	1,250	1,449,735

Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	1,900	2,089,644

Miami (City of), FL; Series 2012, Ref. RB(e)	5.00%	03/01/2030	100	103,862
Miami-Dade (County of), FL;
Series 2016 A, Ref. GO Bonds	5.00%	07/01/2036	900	1,027,578
Subseries 2021 A-1, Ref. RB (INS - AGM)(a)(b)	4.00%	10/01/2039	3,500	3,960,971
Subseries 2021 A-1, Ref. RB (INS - AGM)(a)(b)	4.00%	10/01/2040	3,000	3,380,704
Subseries 2021 A-1, Ref. RB (INS - AGM)(a)(b)	4.00%	10/01/2041	2,385	2,676,805

Miami-Dade (County of), FL (Jackson Health System); Series 2015 A, Ref. RB	5.00%	06/01/2033	1,000	1,103,845
Miami-Dade (County of), FL Expressway Authority;
Series 2013 A, RB	5.00%	07/01/2022	2,000	2,028,243
Series 2016 A, Ref. RB	5.00%	07/01/2028	1,625	1,853,154

Miami-Dade (County of), FL Water & Sewer System; Series 2021, RB	4.00%	10/01/2044	3,000	3,401,122

Mirabella Community Development District; Series 2013, RB	6.00%	11/01/2026	120	127,027

Orange (County of), FL Housing Finance Authority (Post Fountains); Series 1997, Ref. VRD RB (CEP - FNMA)(h)	0.20%	06/01/2025	8,535	8,535,000

Orlando (City of) & Orange (County of), FL Expressway Authority; Series 2012, Ref. RB(c)(g)	5.00%	07/01/2022	1,000	1,014,425

Orlando (City of), FL Community Redevelopment Agency (Conroy Road District); Series 2012, Ref. RB	5.00%	04/01/2023	500	501,367
Osceola (County of), FL;
Series 2020 A-1, Ref. RB	5.00%	10/01/2033	350	414,953
Series 2020 A-1, Ref. RB	5.00%	10/01/2034	300	355,212
Series 2020 A-1, Ref. RB	5.00%	10/01/2035	500	590,560

Palm Beach (County of), FL Health Facilities Authority; Series 2020 B-1, RB	3.00%	06/01/2027	3,000	2,994,135
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.);
Series 2016, Ref. RB	5.00%	11/15/2032	3,500	3,984,125
Series 2020 B, RB	4.00%	11/15/2041	250	277,027

Palm Beach (County of), FL Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, RB	5.00%	11/01/2023	1,965	2,011,184

Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	630	653,018
Palm Beach County School District;
Series 2012 C, COP	5.00%	08/01/2026	50	50,869
Series 2015 D, Ref. COP	5.00%	08/01/2027	2,440	2,725,736

Pinellas (County of), FL Educational Facilities Authority (Barry University); Series 2012, Ref. RB	5.25%	10/01/2030	2,500	2,537,581
Pompano Beach (City of), FL (John Knox Village);
Series 2021 B-1, RB	2.00%	01/01/2029	1,150	1,087,636
Series 2021 B-2, RB	1.45%	01/01/2027	560	531,427

Reedy Creek Improvement District; Series 2013 1, Ref. RB	5.00%	10/01/2022	800	819,691
Tampa (City of), FL;
Series 2020 A, RB(j)	0.00%	09/01/2041	3,030	1,507,199
Series 2020 A, RB(j)	0.00%	09/01/2049	3,795	1,320,526

Tampa (City of), FL (BayCare Health System); Series 2012 A, RB	5.00%	11/15/2026	500	504,085
				135,377,361

Georgia–1.42%

Atlanta (City of), GA; Series 2019 D, RB(a)	4.00%	07/01/2037	1,510	1,661,083

Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 A, RB	5.00%	07/01/2031	330	402,600

Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 1995, RB	2.20%	10/01/2032	2,000	1,948,148

College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(b)	4.50%	01/01/2031	15	15,046
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.50%	12/01/2028	940	913,125
Series 2018 A, RB	5.75%	12/01/2033	1,500	1,417,803

Fulton (County of), GA Development Authority (Robert W. Woodruff Arts Center); Series 2019, Ref. RB	4.00%	03/15/2044	830	882,578

Fulton (County of), GA Development Authority (Wellstar Health System, Inc.); Series 2017, RAC	5.00%	04/01/2033	1,870	2,153,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB	2.38%	01/01/2031	$525	$489,767
Series 2021, RB	4.00%	01/01/2036	1,100	1,131,388

Georgia (State of) Municipal Electric Authority; Series 2019 A, Ref. RB	5.00%	01/01/2033	1,200	1,420,543

Georgia (State of) Municipal Electric Authority (Project One); Series 2015 A, Ref. RB	5.00%	01/01/2032	875	954,184
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4);
Series 2021 A, Ref. RB	4.00%	01/01/2041	480	523,333
Series 2021 A, Ref. RB (INS - AGM)(b)	4.00%	01/01/2041	485	539,639
Series 2021 A, Ref. RB (INS - AGM)(b)	4.00%	01/01/2046	1,295	1,429,321
Georgia (State of) Ports Authority;
Series 2021, RB	4.00%	07/01/2040	1,750	2,025,241
Series 2021, RB	4.00%	07/01/2042	2,750	3,165,485

Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(b)	5.00%	12/01/2023	25	25,083

Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB(c)(g)	5.00%	04/01/2024	795	850,502

Macon-Bibb (County of), GA Housing Authority (Green Meadows Apartments); Series 2021 B, RB(c)	1.63%	10/01/2022	1,250	1,250,377

Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.75%	06/15/2037	1,540	1,722,354

Metropolitan Atlanta Rapid Transit Authority; Series 2016 B, Ref. RB	5.00%	07/01/2032	7,150	8,195,248

Randolph (County of), GA; Series 2012 A, GO Bonds(c)(g)	5.00%	04/01/2022	500	501,808
				33,617,716

Guam–0.27%
Guam (Territory of);
Series 2021 A, Ref. RB	5.00%	11/01/2035	1,500	1,801,707
Series 2021 A, Ref. RB	5.00%	11/01/2040	1,500	1,779,452
Series 2021 F, Ref. RB	5.00%	01/01/2029	1,000	1,171,984

Guam (Territory of) Power Authority; Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2022	1,700	1,738,426
				6,491,569

Hawaii–0.54%
Hawaii (State of) Department of Budget & Finance;
Series 2012, Ref. RB	5.00%	11/15/2027	1,000	1,023,330
Series 2019, Ref. RB	3.20%	07/01/2039	1,655	1,710,873
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, COP(a)	5.00%	08/01/2022	2,000	2,033,935
Series 2013, COP(a)	5.00%	08/01/2023	1,250	1,315,383

Honolulu (City & County of), HI Wastewater System Revenue; Series 2015 A, Ref. RB(l)	5.00%	07/01/2031	6,000	6,680,804
				12,764,325

Idaho–0.20%

Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2018 C, Ref. VRD RB (LOC - U.S. Bank N.A.)(h)(i)	0.04%	03/01/2048	2,500	2,500,000

Idaho (State of) Housing & Finance Association; Series 2019, Ref. RB	5.00%	07/15/2035	1,900	2,304,192
				4,804,192

Illinois–9.61%
Bartlett (Village of), IL (Quarry Redevelopment);
Series 2007, Ref. RB	5.60%	01/01/2023	195	195,321
Series 2016, Ref. RB	4.00%	01/01/2024	2,330	2,330,940

Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.00%	03/01/2033	1,645	1,703,545
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	1,795	1,903,981
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2030	250	275,324
Series 2004, RB	5.00%	11/01/2028	3,000	3,440,954
Series 2008 C, Ref. RB	5.00%	01/01/2029	2,500	2,736,792
Series 2008 C, Ref. RB	5.00%	01/01/2030	1,500	1,642,076
Series 2015 A, GO Bonds	5.38%	01/01/2029	5,000	5,486,627
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	2,500	2,881,364
Series 2017 B, Ref. RB	5.00%	01/01/2033	3,000	3,441,149
Series 2019 A, GO Bonds	5.50%	01/01/2035	3,000	3,525,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Series 2021 A, Ref. GO Bonds	5.00%	01/01/2032	$9,000	$10,514,787

Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(e)	7.00%	01/15/2029	929	929,584
Chicago (City of), IL (Midway Airport);
Series 2013 A, Ref. RB(a)	5.50%	01/01/2027	1,000	1,034,737
Series 2013 B, Ref. RB	5.00%	01/01/2025	1,000	1,031,129
Series 2014 A, Ref. RB(a)	5.00%	01/01/2023	3,000	3,094,655
Chicago (City of), IL (O’Hare International Airport);
Series 2015 A, Ref. RB(a)	5.00%	01/01/2029	6,000	6,526,484
Series 2015 B, Ref. RB	5.00%	01/01/2031	3,000	3,264,110
Series 2017 D, RB(a)	5.00%	01/01/2031	1,000	1,135,221
Series 2017 D, RB(a)	5.00%	01/01/2032	1,000	1,133,001
Series 2017 D, RB(a)	5.00%	01/01/2033	2,000	2,264,315

Chicago (City of), IL (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/2022	126	126,050
Chicago (City of), IL Board of Education;
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2030	2,000	2,249,149
Series 2017, RB	5.75%	04/01/2035	1,000	1,153,949
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2027	1,500	1,759,372
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2030	1,000	1,189,780
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2031	1,250	1,484,017
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2025	1,000	1,109,221
Series 2021 A, GO Bonds	5.00%	12/01/2035	20	23,099
Series 2021 A, GO Bonds	5.00%	12/01/2037	5,000	5,754,954
Series 2021 B, Ref. GO Bonds	5.00%	12/01/2036	1,300	1,498,447

Chicago (City of), IL Metropolitan Water Reclamation District; Series 2015 C, GO Bonds(l)	5.00%	12/01/2027	7,000	7,709,216

Cook (County of), IL; Series 2018, Ref. RB	5.25%	11/15/2035	2,000	2,388,612

Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds	5.25%	12/01/2026	500	528,370
Illinois (State of);
Series 2012 A, GO Bonds	5.00%	01/01/2027	1,795	1,800,882
Series 2012, Ref. GO Bonds (INS - AGM)(b)	5.00%	08/01/2022	1,250	1,271,880
Series 2013, GO Bonds	5.00%	07/01/2022	2,000	2,027,509
Series 2013, GO Bonds	5.50%	07/01/2027	2,295	2,424,584
Series 2013, GO Bonds	5.50%	07/01/2038	2,500	2,629,709
Series 2016, GO Bonds	5.00%	11/01/2025	2,135	2,371,531
Series 2016, GO Bonds	5.00%	11/01/2030	1,040	1,173,299
Series 2017 C, GO Bonds	5.00%	11/01/2029	2,000	2,286,321
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2028	8,375	9,782,896
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2027	1,405	1,613,494
Series 2020 B, GO Bonds	4.00%	10/01/2035	3,000	3,250,410
Series 2020, GO Bonds	5.50%	05/01/2024	1,000	1,086,507
Series 2020, GO Bonds	5.50%	05/01/2030	3,000	3,623,856

Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,785,599

Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	2,000	2,318,502

Illinois (State of) Finance Authority (Benedictine University); Series 2021, Ref. RB	5.00%	10/01/2030	1,300	1,507,985
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB(c)(g)	5.00%	09/01/2024	1,000	1,089,283
Series 2014 A, RB(c)(g)	5.00%	09/01/2024	1,250	1,361,603

Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(a)	8.00%	06/01/2032	710	710,570

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,043	953,946

Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(c)(g)	6.25%	08/15/2023	1,505	1,607,220

Illinois (State of) Finance Authority (Presbyterian Homes); Series 2021 B, Ref. RB (SIFMA Municipal Swap Index + 0.70%)(c)(d)	0.90%	05/01/2026	2,250	2,255,609

Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	5.00%	02/01/2024	190	195,177

Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	4,931,983
Illinois (State of) Finance Authority (University of Chicago);
Series 2021 A, Ref. RB	5.00%	10/01/2036	1,600	2,130,017
Series 2021 A, Ref. RB	5.00%	10/01/2037	1,350	1,800,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (University of Illinois Health Services);
Series 2020, RB	5.00%	10/01/2030	$750	$917,857
Series 2020, RB	5.00%	10/01/2031	750	915,182
Series 2020, RB	5.00%	10/01/2032	750	913,778
Series 2020, RB	5.00%	10/01/2033	750	912,893
Series 2020, RB	5.00%	10/01/2034	750	911,935
Series 2020, RB	5.00%	10/01/2035	750	911,028
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 1998 A, Ref. RB (INS - NATL)(b)	5.50%	06/15/2029	2,000	2,276,406
Series 2002 A, Ref. RB (INS - NATL)(b)	5.70%	06/15/2023	1,295	1,369,312
Series 2002, RB (INS - AGM)(b)(j)	0.00%	12/15/2029	2,550	2,063,471
Series 2002, RB (INS - NATL)(b)(j)	0.00%	12/15/2032	13,490	9,714,927
Series 2012 B, Ref. RB	5.00%	12/15/2022	5,010	5,176,522
Illinois (State of) Sports Facilities Authority (The);
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2028	2,100	2,491,003
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2029	1,000	1,208,681
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2030	1,200	1,428,932

Illinois (State of) Toll Highway Authority; Series 2014 D, Ref. RB	5.00%	01/01/2024	12,500	13,353,638

Kane County School District No. 131 Aurora East Side; Series 2020 A, GO Bonds (INS - AGM)(b)	4.00%	12/01/2036	745	833,424

Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	421	426,808

Markham (City of), IL (Library Purposes); Series 2005 B, GO Bonds (INS - AGC)(b)	5.25%	01/01/2023	10	10,030
Railsplitter Tobacco Settlement Authority;
Series 2017, RB	5.00%	06/01/2027	4,000	4,474,612
Series 2017, RB	5.00%	06/01/2028	2,000	2,229,647
Regional Transportation Authority;
Series 2002 A, RB (INS - AGM)(b)	6.00%	07/01/2027	2,700	3,308,733
Series 2018 B, RB(l)	5.00%	06/01/2031	3,800	4,579,670
Series 2018 B, RB(l)	5.00%	06/01/2032	3,995	4,810,163
Sales Tax Securitization Corp.;
Series 2017 A, Ref. RB	5.00%	01/01/2029	1,000	1,165,056
Series 2017 A, Ref. RB	5.00%	01/01/2030	1,000	1,160,706
Series 2018 A, Ref. RB	5.00%	01/01/2031	3,000	3,474,065
Springfield (City of), IL;
Series 2015, Ref. RB	5.00%	03/01/2032	2,000	2,190,737
Series 2015, Ref. RB	5.00%	03/01/2033	3,500	3,831,638
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(c)(g)	5.00%	02/01/2028	205	243,950
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	02/01/2031	895	1,066,057
				226,827,287

Indiana–0.57%

Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.00%	02/01/2039	570	573,905

Indiana (State of) Finance Authority (KIPP Indianapolis, Inc.); Series 2020 A, RB	4.00%	07/01/2030	215	228,709

Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	1,000	1,073,671

Indianapolis (City of), IN (Capital Place Apartments, Covington Square Apartments and the Woods at Oak Crossing); Series 2008, VRD RB (LOC - Fannie Mae)(h)(i)	0.18%	05/15/2038	1,900	1,900,000
Jeffersonville (City of), IN (Vivera Senior Living);
Series 2020 A, RB(e)	4.75%	11/01/2030	575	567,338
Series 2020 A, RB(e)	5.25%	11/01/2040	4,560	4,464,098
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2027	1,800	2,067,364
Series 2016, RB	5.00%	07/01/2028	1,250	1,433,969

Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.10%	01/01/2032	685	682,334

Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(a)	5.88%	01/01/2024	430	452,036
				13,443,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–0.99%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, RB	5.25%	12/01/2025	$3,000	$3,168,092
Series 2013, Ref. RB(c)	5.25%	12/01/2033	2,990	3,148,370

Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.58%)(c)(d)(e)	0.78%	01/04/2024	7,990	8,000,765

Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2021 A, Ref. RB	4.00%	05/15/2046	3,500	3,586,610
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, RB	4.00%	08/15/2022	1,905	1,932,474
Series 2012, RB	4.00%	08/15/2023	1,200	1,214,753

Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.); Series 2018, RB	4.45%	08/01/2028	125	125,585
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	5.00%	06/01/2027	400	457,344
Series 2021 A-2, Ref. RB	5.00%	06/01/2028	700	814,493
Series 2021 A-2, Ref. RB	5.00%	06/01/2029	700	827,030
Series 2021 B-1, Ref. RB	0.38%	06/01/2030	70	69,868
				23,345,384

Kansas–1.17%

Derby (City of), KS (Derby Star Bond); Series 2020, RB	3.90%	03/01/2037	1,300	1,312,091

Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB(c)(g)	5.00%	07/01/2023	1,140	1,199,933
Lenexa (City of), KS (Lakeview Village, Inc.);
Series 2018 A, Ref. RB	5.00%	05/15/2029	1,210	1,332,060
Series 2018 A, Ref. RB	5.00%	05/15/2031	1,335	1,464,870
Manhattan (City of), KS (Meadowlark Hills);
Series 2021 A, Ref. RB	4.00%	06/01/2036	1,000	1,050,468
Series 2021 A, Ref. RB	4.00%	06/01/2046	1,150	1,181,298

University of Kansas Hospital Authority (KU Health System); Series 2004, VRD RB (LOC - U.S. Bank N.A.)(h)(i)	0.04%	09/01/2034	12,815	12,815,000

Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB	5.25%	12/01/2036	1,500	1,519,978
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2033	1,140	1,206,856
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,376,022
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	3,142,363
				27,600,939

Kentucky–2.36%
Ashland (City of), KY (King’s Daughters Medical Center);
Series 2019, Ref. RB	5.00%	02/01/2030	370	449,198
Series 2019, Ref. RB	5.00%	02/01/2031	460	547,563
Series 2019, Ref. RB	5.00%	02/01/2032	450	534,473

Fayette County School District Finance Corp.; Series 2015 D, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	08/01/2031	1,000	1,113,214

Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(c)(d)	1.60%	02/01/2025	1,430	1,440,063

Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2036	2,000	2,068,253
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2028	1,500	1,639,489
Series 2015 A, RB	5.00%	07/01/2030	3,000	3,279,302

Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2032	1,435	1,638,468

Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.50%	11/15/2035	3,100	3,134,854
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2026	1,000	1,114,265
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2027	1,620	1,803,356
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2028	1,260	1,400,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2016, Ref. RB (INS - NATL)(b)	5.00%	09/01/2031	$5,000	$5,697,999
Series 2019 A, Ref. RB	5.00%	09/01/2031	1,500	1,765,915
Series 2019 A, Ref. RB	5.00%	09/01/2032	1,600	1,881,214
Series 2019 A, Ref. RB	5.00%	09/01/2033	1,000	1,172,864

Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, RB	5.00%	08/01/2029	1,000	1,112,156
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2031	100	118,978
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2032	100	118,923
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2033	100	118,832
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2034	100	118,746

Kentucky (Commonwealth of) Public Energy Authority; Series 2018 B, RB(c)	4.00%	01/01/2025	2,000	2,113,927

Kentucky (State of) Public Energy Authority; Series 2022 A-1, RB(c)	4.00%	08/01/2030	5,000	5,587,939
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013, VRD RB (LOC - PNC Bank N.A.)(h)(i)	0.20%	10/01/2043	11,285	11,285,000
Series 2016 A, Ref. RB	5.00%	10/01/2033	2,450	2,791,730
Series 2020 A, RB	4.00%	10/01/2040	1,500	1,664,107
				55,711,168

Louisiana–1.42%

Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB(c)(g)	5.00%	06/01/2025	1,405	1,566,003
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/03/2028	250	240,000
Series 2017, Ref. RB	5.00%	07/02/2029	400	384,000
Series 2017, Ref. RB	5.00%	07/01/2030	500	480,000

Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2016, Ref. RB	5.00%	05/15/2034	2,545	2,852,172
New Orleans (City of), LA;
Series 2014, Ref. RB(c)(g)	5.00%	06/01/2024	500	541,099
Series 2014, Ref. RB	5.00%	12/01/2026	1,250	1,369,525
Series 2015, RB(c)(g)	5.00%	06/01/2025	500	557,296
Series 2015, RB(c)(g)	5.00%	06/01/2025	300	334,378
Series 2015, RB(c)(g)	5.00%	06/01/2025	1,050	1,170,323
Series 2015, RB(c)(g)	5.00%	06/01/2025	1,000	1,114,593
Series 2015, RB(c)(g)	5.00%	06/01/2025	500	557,296
Series 2015, RB(c)(g)	5.00%	12/01/2025	500	565,229
Series 2015, RB(c)(g)	5.00%	12/01/2025	1,750	1,978,303
Series 2015, RB(c)(g)	5.00%	12/01/2025	1,000	1,130,459
Series 2015, RB(c)(g)	5.00%	12/01/2025	1,200	1,356,551
Series 2015, RB(c)(g)	5.00%	12/01/2025	1,165	1,316,985
New Orleans (City of), LA Aviation Board;
Series 2015 B, RB(a)	5.00%	01/01/2027	1,750	1,906,091
Series 2015 B, RB(a)	5.00%	01/01/2029	1,805	1,962,340
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2034	100	120,034
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2036	220	263,641
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2037	145	173,697
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2038	100	119,612
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2030	350	422,784
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	200	240,732
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2033	135	162,275
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2034	100	120,034

St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2008, RB(c)(e)	6.10%	06/01/2030	2,700	3,379,066
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(c)	2.10%	07/01/2024	1,000	1,005,210
Series 2017, Ref. RB(c)	2.13%	07/01/2024	2,000	2,011,556
Series 2017, Ref. RB(c)	2.38%	07/01/2026	2,000	2,020,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	$785	$822,057
Series 2015, Ref. RB	5.25%	11/15/2029	1,250	1,330,138
				33,574,447

Maryland–0.82%

Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2033	1,105	1,156,475

Baltimore (City of), MD (Water); Series 2017 A, RB	5.00%	07/01/2033	2,500	2,885,484

Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2033	2,000	2,173,295

Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(e)	4.13%	02/15/2034	1,000	1,028,082
Maryland (State of) Department of Transportation;
Series 2012, RB	2.25%	10/01/2025	100	100,086
Series 2019, RB	4.00%	10/01/2032	4,485	5,018,266
Maryland (State of) Health & Higher Educational Facilities Authority (Stevenson University);
Series 2021, Ref. RB	5.00%	06/01/2028	250	291,666
Series 2021, Ref. RB	5.00%	06/01/2030	350	420,499
Series 2021, Ref. RB	5.00%	06/01/2032	400	486,919
Series 2021, Ref. RB	4.00%	06/01/2034	350	391,967
Series 2021, Ref. RB	4.00%	06/01/2036	450	502,443
Maryland Economic Development Corp.;
Series 2020, RB	3.25%	09/01/2030	1,000	1,028,153
Series 2020, RB	4.00%	09/01/2040	2,500	2,645,861

Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(a)(e)	4.00%	07/01/2024	1,125	1,146,484
				19,275,680

Massachusetts–1.21%

Massachusetts (Commonwealth of); Series 2005, Ref. RB (INS - NATL)(b)	5.50%	01/01/2034	3,000	3,909,063

Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2006 A, RB	5.25%	07/01/2031	1,330	1,733,810

Massachusetts (Commonwealth of) Department of Transportation; Series 2019 A, Ref. RB	5.00%	01/01/2033	3,000	3,606,344

Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance); Series 2018 A, Ref. RB	5.00%	01/01/2029	495	603,929
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2031	1,530	1,809,367
Series 2019 A, Ref. RB	5.00%	07/01/2032	2,115	2,497,396

Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2017 A, Ref. RB	5.00%	01/01/2026	1,600	1,779,966

Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2037	1,500	1,605,584

Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,139,644

Massachusetts (Commonwealth of) Water Resources Authority; Series 2007 B, Ref. RB (INS - AGM)(b)	5.25%	08/01/2025	300	339,549
Massachusetts (State of) Development Finance Agency;
Series 2021 G, Ref. RB	5.00%	07/01/2038	300	372,684
Series 2021 G, Ref. RB	5.00%	07/01/2039	350	433,943
Series 2021 G, Ref. RB	4.00%	07/01/2046	1,000	1,125,796

Massachusetts (State of) Development Finance Agency (Ascentria Care Alliance); Series 2021, Ref. RB(e)	5.00%	07/01/2031	2,440	2,666,740
Massachusetts (State of) Development Finance Agency (Seven Hills Foundation);
Series 2021, Ref. RB	4.00%	09/01/2041	1,300	1,413,467
Series 2021, Ref. RB	4.00%	09/01/2048	1,380	1,476,808

Massachusetts (State of) Development Finance Agency (SpringField College); Series 2021 B, Ref. RB	4.00%	06/01/2035	2,000	2,147,853
				28,661,943

Michigan–2.85%

Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	165	167,362
Detroit (City of), MI Downtown Development Authority (Catalyst Development);
Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	700	752,627
Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2032	2,000	2,149,409

East Lansing School District; Series 2017 I, GO Bonds	5.00%	05/01/2033	2,000	2,328,150

Great Lakes Water Authority; Series 2018 B, Ref. RB	5.00%	07/01/2029	3,000	3,674,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2032	$935	$1,027,148
Series 2019, Ref. RB	5.00%	05/15/2042	2,010	2,177,246
Series 2020, RB	2.88%	05/15/2026	1,520	1,521,208
Kentwood Economic Development Corp. (Holland Home Obligated Group);
Series 2019, Ref. RB	5.00%	11/15/2032	2,100	2,384,517
Series 2022, Ref. RB	4.00%	11/15/2031	1,000	1,092,568
Michigan (State of) Building Authority (Facilities Program);
Series 2015 I, Ref. RB(c)(g)	5.00%	10/15/2025	615	693,994
Series 2015 I, Ref. RB	5.00%	04/15/2031	4,385	4,921,327
Michigan (State of) Finance Authority;
Series 2015, Ref. RB	5.00%	11/15/2032	245	270,127
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,000	1,137,977
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-7, Ref. RB (INS - NATL)(b)	5.00%	07/01/2026	1,000	1,086,932
Series 2014 C-7, Ref. RB (INS - NATL)(b)	5.00%	07/01/2027	1,000	1,086,932
Series 2014 D-2, Ref. RB (INS - AGM)(b)	5.00%	07/01/2026	9,000	9,793,264
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	5,000	5,411,783
Series 2015 D-1, Ref. RB	5.00%	07/01/2029	750	834,842
Series 2015, RB	5.00%	07/01/2035	2,900	3,198,192

Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2028	2,000	2,301,953

Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,590	5,822,764

Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2017 A, Ref. RB	5.00%	12/01/2034	2,000	2,331,571

Michigan (State of) Finance Authority (Wayne (County of) Criminal Justice Center); Series 2018, RB	5.00%	11/01/2029	1,500	1,828,534

Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB(e)	5.00%	07/01/2031	1,530	1,394,167

Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(a)(c)	4.00%	10/01/2026	1,230	1,322,615

Michigan (State of) Strategic Fund (Holland Home Obligated Group); Series 2019, Ref. RB	5.00%	11/15/2034	1,810	2,048,279

Romulus (City of), MI Tax Increment Finance Authority; Series 2016, Ref. RB (INS - BAM)(b)	5.00%	11/01/2026	1,805	2,042,061

Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(a)	5.00%	12/01/2028	2,500	2,568,818
				67,371,360

Minnesota–0.36%

Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB (Acquired 08/06/2015; Cost $390,428)(f)	5.75%	08/01/2030	390	306,936
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	320	336,134
Series 2018 A, Ref. RB	5.00%	11/01/2033	205	222,160
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2031	500	575,104
Series 2017, Ref. RB	5.00%	05/01/2032	1,600	1,837,912

Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,912,240

St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $1,250,000)(c)(e)(f)(k)	6.00%	07/01/2027	1,250	1,187,500

St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	140	143,291
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	4.00%	12/01/2022	490	493,322
Series 2014, RB	4.00%	12/01/2023	300	304,393
Series 2014, RB	4.00%	12/01/2024	175	178,601
Series 2014, RB	5.00%	12/01/2029	1,000	1,034,930
				8,532,523

Mississippi–0.91%

Mississippi (State of); Series 2015 E, RB	5.00%	10/15/2031	1,500	1,681,793
Mississippi (State of) Hospital Equipment & Facilities Authority;
Series 2020, Ref. RB	5.00%	10/01/2033	650	782,594
Series 2020, Ref. RB	5.00%	10/01/2034	725	872,069
Series 2020, Ref. RB	5.00%	10/01/2035	600	721,065
Series 2020, Ref. RB	5.00%	10/01/2036	650	780,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi–(continued)
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital);
Series 2019 B, Ref. RB	5.00%	01/01/2029	$1,000	$1,190,802
Series 2019 B, Ref. RB	5.00%	01/01/2030	1,000	1,211,563
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.);
Series 2007 E, VRD IDR(h)	0.05%	12/01/2030	3,000	3,000,000
Series 2010 H, VRD IDR(h)	0.05%	11/01/2035	5,000	5,000,000
Series 2010 I, VRD IDR(h)	0.05%	11/01/2035	5,000	5,000,000

Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2021, RB	2.38%	06/01/2044	1,390	1,187,337
				21,427,630

Missouri–1.03%

Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	65	64,571
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health);
Series 2017 A, Ref. RB	5.00%	03/01/2036	3,000	3,387,700
Series 2017, Ref. RB	5.00%	03/01/2029	100	113,948

Kansas City (City of), MO; Series 2017 C, Ref. RB	5.00%	09/01/2032	1,850	2,167,302

Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,008,382

Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB(a)	5.00%	03/01/2035	1,000	1,163,853

Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	15	15,384

Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. RB	5.25%	05/15/2032	2,685	2,892,024
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2032	1,000	1,093,031
Series 2016, Ref. RB	5.00%	02/01/2033	1,305	1,424,367
Series 2019 A, RB	5.00%	02/01/2029	1,100	1,203,115

Missouri (State of) Health & Educational Facilities Authority (Ranken Technical College); Series 2011 B, VRD RB (LOC - Northern Trust Co. (The))(h)(i)	0.04%	11/01/2031	995	995,000

Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. RB	5.00%	01/01/2029	2,000	2,132,064
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,500	1,662,798
Series 2015 A, Ref. RB	5.00%	12/01/2027	640	709,246

St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	4.00%	10/01/2028	385	382,788
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, RB	4.50%	09/01/2023	340	344,473
Series 2012, RB	5.00%	09/01/2032	1,490	1,509,775

St. Louis Municipal Finance Corp.; Series 2015, Ref. RB (INS - AGM)(b)	5.00%	07/15/2030	1,000	1,079,714
				24,349,535

Nebraska–0.84%
Central Plains Energy Project (No. 3);
Series 2012, RB(m)	5.00%	09/01/2032	5,000	5,098,116
Series 2012, RB(m)	5.25%	09/01/2037	5,000	5,104,300

Central Plains Energy Project (No. 4); Series 2018, RB(c)	5.00%	01/01/2024	3,635	3,840,567

Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,695,269
				19,738,252

Nevada–0.29%

Carson (City of), NV (Carson-Tahoe Regional Medical Center); Series 2012, Ref. RB(c)(g)	5.00%	09/01/2022	1,000	1,020,785
Clark (County of), NV (Special Improvement District No. 159);
Series 2015, RB	5.00%	08/01/2026	130	141,191
Series 2015, RB	5.00%	08/01/2029	1,215	1,303,291
Series 2015, RB	5.00%	08/01/2031	1,340	1,429,047
Series 2015, RB	5.00%	08/01/2032	325	345,936

Las Vegas (City of), NV Special Improvement District No. 607; Series 2013, Ref. RB	5.00%	06/01/2024	30	32,019
Las Vegas (City of), NV Special Improvement District No. 815;
Series 2020, RB	3.25%	12/01/2025	235	244,272
Series 2020, RB	4.00%	12/01/2030	240	259,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–(continued)

Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(e)	2.75%	06/15/2028	$2,000	$2,013,658
				6,789,352

New Hampshire–0.16%

New Hampshire (State of) Business Finance Authority; Series 2020 1-A, RB	4.13%	01/20/2034	2,428	2,707,038

New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(c)(e)	3.75%	07/02/2040	605	610,833

New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(c)(e)	3.63%	07/02/2040	370	372,240
				3,690,111

New Jersey–6.76%

Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	03/01/2032	250	288,904

Burlington (County of), NJ Bridge Commission; Series 2002, RB	4.50%	10/15/2022	15	15,045

Casino Reinvestment Development Authority, Inc.; Series 2014, Ref. RB (INS - AGM)(b)	5.00%	11/01/2027	1,000	1,077,406

Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(b)	5.75%	11/01/2028	2,000	2,356,697

Gloucester (County of), NJ Industrial Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2024	2,365	2,485,478
New Jersey (State of);
Series 2020 A, GO Bonds	5.00%	06/01/2029	9,000	10,890,817
Series 2020 A, GO Bonds	4.00%	06/01/2032	3,000	3,493,197
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(b)(l)(n)	5.50%	09/01/2022	7,500	7,669,139
Series 2012, Ref. RB(c)(g)	5.00%	06/15/2022	3,125	3,164,413
Series 2012, Ref. RB(c)(g)	5.00%	06/15/2022	3,050	3,088,468
Series 2012, Ref. RB(g)	5.00%	06/15/2022	1,000	1,012,612
Series 2013 NN, Ref. RB	5.00%	03/01/2026	305	315,347
Series 2014 A, RB(e)	6.20%	10/01/2044	200	211,232
Series 2015 XX, Ref. RB	5.00%	06/15/2025	2,000	2,210,044
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	07/01/2028	5,035	5,835,484
Series 2017 DDD, RB(c)(g)	5.00%	06/15/2027	3,670	4,329,205

New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2019, Ref. RB(a)(c)	2.20%	12/03/2029	2,500	2,519,707
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(a)	5.13%	09/15/2023	3,435	3,521,893
Series 2012, RB(a)	5.75%	09/15/2027	3,225	3,280,955

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	112	133,877
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2022	300	303,310
Series 2012 C, RB	5.00%	07/01/2032	475	479,399

New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. RB(a)	5.00%	10/01/2047	1,000	1,115,645

New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	250	261,798
New Jersey (State of) Economic Development Authority (Social Bonds);
Series 2021, RB	4.00%	06/15/2040	1,000	1,086,555
Series 2021, RB	4.00%	06/15/2041	1,000	1,084,950
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB(a)	5.50%	01/01/2026	1,390	1,492,197
Series 2013, RB(a)	5.50%	01/01/2027	2,130	2,286,604
Series 2013, RB(a)	5.00%	01/01/2028	1,000	1,063,583

New Jersey (State of) Educational Facilities Authority (Higher Education Facilities Trust Fund); Series 2014, RB	5.00%	06/15/2026	1,000	1,077,173
New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2017 F, RB	5.00%	07/01/2032	395	423,368
Series 2017 F, RB	5.00%	07/01/2033	415	444,179
Series 2017 F, RB	5.00%	07/01/2035	1,000	1,068,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)

New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/2025	$1,500	$1,521,840
Series 2011, Ref. RB	5.00%	07/01/2027	2,000	2,028,715

New Jersey (State of) Health Care Facilities Financing Authority (Princeton Healthcare System); Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,142,655

New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System); Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,374,980

New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated Group); Series 2019, RB	5.00%	07/01/2030	1,250	1,528,488
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2013 1B, RB(a)	4.75%	12/01/2043	5,000	5,074,978
Series 2018 B, Ref. RB(a)	5.00%	12/01/2025	2,250	2,516,420
Series 2021 B, RB(a)	2.50%	12/01/2040	2,000	1,952,325
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(j)	0.00%	12/15/2028	255	212,792
Series 2009 C, RB	5.25%	06/15/2032	250	274,377
Series 2010 D, RB	5.25%	12/15/2023	1,500	1,601,952
Series 2013 AA, RB	5.25%	06/15/2030	710	742,063
Series 2015 AA, RB	5.00%	06/15/2023	2,000	2,095,640
Series 2018 A, Ref. RB	5.00%	12/15/2028	5,000	5,885,090
Series 2018 A, Ref. RB	5.00%	12/15/2032	5,000	5,784,126
Series 2018 A, Ref. RN	5.00%	06/15/2023	2,500	2,623,502
Series 2018 A, Ref. RN(l)(n)	5.00%	06/15/2029	4,500	5,105,825
Series 2018 A, Ref. RN(l)(n)	5.00%	06/15/2030	2,000	2,267,578
Series 2019, Ref. RB	5.00%	12/15/2024	2,500	2,730,952
Series 2020 AA, RB	4.00%	06/15/2035	2,000	2,197,092
Series 2020 AA, RB	4.00%	06/15/2036	2,500	2,739,370
Series 2021 A, Ref. RB	4.00%	06/15/2034	4,085	4,509,411
Series 2021 A, Ref. RB	4.00%	06/15/2035	1,605	1,769,756
Series 2021 A, Ref. RB	4.00%	06/15/2036	3,395	3,736,683
Series 2022 BB, RB	4.00%	06/15/2037	2,500	2,758,681

New Jersey (State of) Turnpike Authority; Series 2021 A, RB	4.00%	01/01/2042	5,000	5,620,471

North Hudson Sewerage Authority; Series 2012 A, RB(c)(g)	5.00%	06/01/2022	90	90,992

Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(a)	5.00%	12/01/2023	3,640	3,771,037

South Jersey Transportation Authority; Series 2014 A, Ref. RB	5.00%	11/01/2028	500	542,574
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2029	2,500	2,900,034
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	5,778,556
Series 2018 A, Ref. RB	5.00%	06/01/2031	4,650	5,355,585
Series 2018 A, Ref. RB	5.00%	06/01/2032	335	384,809
Series 2018 B, Ref. RB	3.20%	06/01/2027	985	989,366
				159,695,703

New Mexico–0.07%

New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, RB(g)	4.00%	07/01/2022	350	353,837
Santa Fe (City of), NM (El Castillo Retirement);
Series 2019 A, RB	5.00%	05/15/2034	725	797,665
Series 2019 A, RB	5.00%	05/15/2039	500	546,982

				1,698,484

New York–10.40%

Buffalo & Erie County Industrial Land Development Corp. (Medaille College); Series 2018, Ref. RB(e)	5.00%	10/01/2038	500	537,945

Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(e)	5.25%	12/31/2033	1,500	1,569,021

Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB(a)(e)	4.50%	01/01/2025	620	652,496

Build NYC Resource Corp. (Shefa School); Series 2021 A, RB(e)	2.50%	06/15/2031	375	361,371
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,351,975
Series 2018, RB	5.00%	09/01/2029	1,000	1,214,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Series 2015 A-2, RB(c)	5.00%	05/15/2030	$3,000	$3,594,874
Subseries 2012 G-1, VRD Ref. RB (LOC - Barclays Bank PLC)(h)(i)	0.05%	11/01/2032	3,000	3,000,000
Subseries 2012 G-4, Ref. RB (67% of 1 mo. USD LIBOR + 0.55%)(c)(d)	0.70%	11/01/2022	2,930	2,936,422
Subseries 2014 D-2, RB (SIFMA Municipal Swap Index + 0.45%)(c)(d)	0.65%	11/15/2022	3,500	3,502,693
Subseries 2015 C-1, Ref. RB	5.00%	11/15/2031	1,875	2,070,462
Subseries 2015 C-1, Ref. RB	5.25%	11/15/2031	2,500	2,782,784
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-2, Ref. RB	5.00%	11/15/2024	1,360	1,492,912
Series 2017 C-2, Ref. RB(j)	0.00%	11/15/2029	1,000	835,777

Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	1,765	1,791,300

Monroe County Industrial Development Corp. (University of Rochester); Series 2017 D, Ref. RB	4.00%	07/01/2036	1,000	1,102,935

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	500	514,589

New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2035	350	382,324
New York & New Jersey (States of) Port Authority;
Series 2019 218, RB(a)	5.00%	11/01/2030	3,000	3,632,606
Series 2019, RB(a)	5.00%	11/01/2033	1,525	1,833,113
Series 2021, Ref. RB(a)	4.00%	07/15/2041	1,850	2,039,469
Two Hundred Second Series 2017, Ref. RB(a)	5.00%	10/15/2035	3,000	3,444,224
Two Hundred Seventh Series 2018, Ref. RB(a)(l)(n)	5.00%	09/15/2028	9,000	10,710,302
New York (City of), NY;
Series 2015 C, Ref. GO Bonds	5.00%	08/01/2029	1,000	1,101,413
Series 2016 E, Ref. GO Bonds	5.00%	08/01/2027	5,000	5,746,221
Series 2019 B-1, GO Bonds	5.00%	10/01/2032	1,000	1,222,314
Series 2019 B-1, GO Bonds	5.00%	10/01/2033	2,000	2,440,909
Series 2020 C, GO Bonds	4.00%	08/01/2037	4,000	4,518,264
Subseries 2012 A-2, VRD GO Bonds(h)	0.04%	10/01/2038	3,000	3,000,000
Subseries 2012 A-3, VRD GO Bonds (LOC - Mizuho Bank Ltd.)(h)(i)	0.04%	10/01/2040	2,500	2,500,000
Subseries 2015 F, VRD GO Bonds(h)	0.02%	06/01/2044	3,000	3,000,000

New York (City of), NY Industrial Development Agency (Liberty 123 Wash); Series 2007, VRD RB(h)	0.03%	10/01/2042	600	600,000
New York (City of), NY Transitional Finance Authority;
Series 2014 B-1, RB	5.00%	08/01/2039	6,000	6,486,481
Series 2018 S-2A, Ref. RB	5.00%	07/15/2034	5,000	5,989,061
Series 2019 B-1, RB	4.00%	11/01/2038	2,800	3,144,448
Series 2019 C-1, RB	4.00%	11/01/2036	5,000	5,599,674
Series 2021 B-1, RB	4.00%	08/01/2039	11,755	13,374,573
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	02/15/2032	2,055	2,261,476
Series 2019 A, RB	5.00%	10/01/2033	1,350	1,577,293
Series 2019 A, Ref. RB	5.00%	03/15/2037	3,000	3,641,157
Series 2020 A, Ref. RB	4.00%	03/15/2035	5,000	5,697,276
Series 2020 B, RB (INS - BAM)(b)	4.00%	08/15/2040	2,000	2,162,619
Series 2020 D, Ref. RB	4.00%	02/15/2036	7,870	8,879,527
Series 2021 A, Ref. RB	4.00%	03/15/2041	8,185	9,234,486
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,755	2,038,593
Series 2018 A, Ref. RB	5.00%	08/01/2030	2,420	2,802,398
Series 2018 A, Ref. RB	5.00%	08/01/2031	845	976,104
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(e)	5.00%	12/01/2024	300	326,059
Series 2017, Ref. RB(e)	5.00%	12/01/2033	2,000	2,300,683
Series 2017, Ref. RB(e)	5.00%	12/01/2034	1,000	1,149,527

New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(i)	5.00%	11/01/2026	35	35,675
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2030	500	589,076
Series 2018 L, Ref. RB	5.00%	01/01/2031	1,000	1,173,606
Series 2019 B, RB	4.00%	01/01/2037	1,490	1,649,416

New York City Housing Development Corp. (Sustainable Development); Series 2022 A, RB	2.70%	08/01/2037	2,150	2,118,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

New York Counties Tobacco Trust IV; Series 2005 A, RB	5.00%	06/01/2042	$4,520	$4,657,479
New York Counties Tobacco Trust VI;
Series 2016 B, Ref. RB	5.00%	06/01/2027	280	314,574
Series 2016 B, Ref. RB	5.00%	06/01/2030	270	300,098
Series 2016 B, Ref. RB	5.00%	06/01/2031	250	277,357

New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	2,660	3,470,708

New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB	2.75%	11/15/2041	9,000	8,586,454
New York Transportation Development Corp.;
Series 2020 A, Ref. RB(a)	5.00%	12/01/2030	1,000	1,174,617
Series 2020 A, Ref. RB(a)	5.00%	12/01/2032	1,250	1,462,387
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(a)	5.25%	08/01/2031	1,755	1,990,796
Series 2020, Ref. RB(a)	5.38%	08/01/2036	1,000	1,178,679
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	10,000	10,099,827
Series 2016, Ref. RB(a)	5.00%	08/01/2031	17,000	17,169,706
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(a)	5.00%	01/01/2026	10,000	11,127,359
Series 2018, RB(a)	5.00%	01/01/2034	1,540	1,736,491
Series 2018, RB(a)	5.00%	01/01/2036	960	1,080,600
Series 2020, RB(a)	4.00%	10/01/2030	3,000	3,286,796

New York Transportation Development Corp. (Laguardia Airport Terminal B Redevelopment); Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2041	1,000	1,044,084
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2027	1,985	2,265,339
Series 2020, Ref. RB	5.00%	12/01/2029	1,000	1,174,658
Series 2020, Ref. RB	5.00%	12/01/2030	1,000	1,186,587
Series 2020, Ref. RB	5.00%	12/01/2032	1,600	1,892,288

Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB (INS - AGM)(b)	5.00%	12/01/2031	1,000	1,214,469

Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2030	500	515,332

Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	1,355	1,368,131

Triborough Bridge & Tunnel Authority; Series 2013 A, Ref. RB	5.00%	11/15/2026	75	78,480
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2032	2,000	2,259,856
Series 2017 A, Ref. RB	5.00%	06/01/2033	1,500	1,692,003
Series 2017 A, Ref. RB	5.00%	06/01/2034	1,000	1,125,574

				245,421,761

North Carolina–1.65%
Charlotte (City of), NC (Charlotte Douglas International Airport);
Series 2017 A, RB	5.00%	07/01/2034	750	876,517
Series 2017 A, RB	5.00%	07/01/2035	1,000	1,167,871

Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 H, VRD RB(h)	0.02%	01/15/2048	5,000	5,000,000

Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(c)	2.00%	10/01/2024	1,500	1,525,081
New Hanover (County of), NC (New Hanover Regional Medical Center);
Series 2017, Ref. RB(c)(g)	5.00%	10/01/2027	1,000	1,181,174
Series 2017, Ref. RB(g)	5.00%	10/01/2027	1,100	1,299,291
North (State of) Carolina Medical Care Commission (Lutheran Services for the Aging);
Series 2021, RB	4.00%	03/01/2029	275	292,956
Series 2021, RB	4.00%	03/01/2030	285	303,253
Series 2021, RB	4.00%	03/01/2031	290	308,480
Series 2021, RB	4.00%	03/01/2036	900	940,134
Series 2021, RB	4.00%	03/01/2041	1,050	1,084,483

North Carolina (State of); Series 2019, RB	5.00%	03/01/2032	3,000	3,609,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–(continued)
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB(a)	5.00%	06/30/2026	$1,700	$1,856,551
Series 2015, RB(a)	5.00%	06/30/2027	1,215	1,323,819
Series 2015, RB(a)	5.00%	06/30/2029	1,340	1,453,001
Series 2015, RB(a)	5.00%	06/30/2030	1,405	1,520,263
North Carolina (State of) Medical Care Commission; Series 2020 A, RB	5.00%	07/01/2032	1,500	1,829,457
North Carolina (State of) Medical Care Commission (Forest at Duke (The)); Series 2021, RB	4.00%	09/01/2041	1,425	1,559,828
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. RB(c)(g)	4.25%	03/01/2022	835	835,000
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield);
Series 2020, RB	2.50%	10/01/2024	740	740,117
Series 2020, RB	2.88%	10/01/2026	650	650,138
North Carolina (State of) Municipal Power Agency No. 1 (Catawba); Series 2015 A, Ref. RB	5.00%	01/01/2028	5,000	5,642,195
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB (INS - AGM)(b)	5.00%	01/01/2031	1,250	1,438,909
Raleigh & Durham (Cities of), NC Airport Authority; Series 2020 A, Ref. RB(a)	5.00%	05/01/2033	2,000	2,397,804
				38,836,140

North Dakota–0.15%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	4.38%	04/15/2026	590	605,132
Series 2016, RB	5.10%	04/15/2036	2,815	2,905,491
				3,510,623

Ohio–2.79%
American Municipal Power, Inc. (Combined Hydroelectric); Series 2016 A, Ref. RB	4.00%	02/15/2035	3,000	3,222,541
Buckeye Tobacco Settlement Financing Authority; Series 2020 A-2, Ref. RB	4.00%	06/01/2037	8,310	9,160,422
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2037	1,195	1,282,490
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB	5.75%	01/01/2024	350	358,977
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2027	1,000	1,081,907
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Playhouse Square Foundation); Series 2018, Ref. RB	5.00%	12/01/2033	2,460	2,747,246
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(e)	5.00%	06/01/2028	4,745	4,981,412
Cuyahoga (County of), OH (Metrohealth System); Series 2017, Ref. RB	5.00%	02/15/2032	3,980	4,561,703
Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2031	1,750	2,008,646
Franklin (County of), OH (First Community Village Obligated Group); Series 2013, Ref. RB	5.25%	07/01/2033	1,000	962,731
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(c)(g)	8.00%	07/01/2022	3,225	3,300,204
Hamilton (County of), OH; Series 2016 A, Ref. RB	5.00%	12/01/2027	3,410	4,052,912
Hamilton (County of), OH (Christ Hospital); Series 2012, RB	5.25%	06/01/2023	1,500	1,515,267
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	750	764,295
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2037	2,000	2,417,373
Montgomery (County of), OH Hospital Facilities (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2034	1,500	1,783,878
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2033	1,240	1,274,930
Ohio (State of);
Series 2020 A, Ref. RB	5.00%	01/15/2033	600	723,752
Series 2020 A, Ref. RB	5.00%	01/15/2034	1,000	1,203,599
Series 2020 A, Ref. RB	5.00%	01/15/2035	900	1,080,680
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(a)	5.00%	12/31/2025	1,300	1,436,671
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB(a)(c)	2.60%	10/01/2029	9,000	9,291,217
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(a)(e)	3.75%	01/15/2028	5,815	6,306,968
Southeastern Ohio (State of) Port Authority (Memorial Health Systems); Series 2015, Ref. RB	5.50%	12/01/2029	350	373,798
				65,893,619

Oklahoma–0.55%
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	2,933,554
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.00%	08/15/2033	1,000	1,177,724
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(k)	4.75%	11/01/2023	852	2,129
Tulsa (City of), OK Municipal Airport Trust; Series 2001 B, Ref. RB(a)	5.50%	12/01/2035	3,250	3,390,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–(continued)

Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(c)	5.00%	06/01/2025	$5,000	$5,421,001

				12,924,741

Oregon–0.61%

Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020, Ref. RB	3.25%	11/15/2025	2,000	2,000,784

Forest Grove (City of), OR (Pacific University); Series 2015 A, Ref. RB	5.00%	05/01/2036	250	273,409

Medford (City of), OR Hospital Facilities Authority (Asante); Series 2020 A, Ref. RB	4.00%	08/15/2039	1,100	1,228,638
Multnomah (County of), OR (Hospital Facilities Authority Terwilliger Plaza, Inc.);
Series 2016, Ref. RB	5.00%	12/01/2025	295	323,207
Series 2016, Ref. RB	5.00%	12/01/2030	1,305	1,420,228

Portland (Port of), OR; Series 2017 24-B, RB(a)	5.00%	07/01/2035	3,255	3,698,752

Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB(g)	5.00%	05/15/2022	220	221,915

Salem-Keizer School District No. 24J; Series 2020 A, GO Bonds (CEP - Oregon School Bond Guaranty)(j)	0.00%	06/15/2040	4,415	2,717,339
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 B-1, RB	2.50%	11/15/2028	2,000	1,943,204
Series 2021 B-2, RB	2.13%	11/15/2027	500	484,116

				14,311,592

Pennsylvania–6.70%

Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2032	2,000	2,356,093

Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	2,000	2,136,000

Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(e)	5.00%	05/01/2033	3,795	4,289,252
Allentown Neighborhood Improvement Zone Development Authority;
Series 2022, Ref. RB	5.00%	05/01/2032	800	974,660
Series 2022, Ref. RB	5.00%	05/01/2033	1,000	1,215,909
Series 2022, Ref. RB	5.00%	05/01/2034	500	607,785
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services);
Series 2015 A, Ref. RB	5.00%	12/01/2030	1,000	1,048,255
Series 2015 A, Ref. RB	5.25%	12/01/2045	1,400	1,454,321
Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2025	385	401,692
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2026	335	349,269
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2027	360	375,014

Coatesville School District; Series 2020 A, GO Bonds (INS - BAM)(b)(j)	0.00%	10/01/2036	1,300	778,474
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	5,500	6,487,737
Series 2018, RB	5.00%	06/01/2031	2,000	2,352,976
Series 2018, RB	5.00%	06/01/2033	2,000	2,345,128

Delaware River Joint Toll Bridge Commission; Series 2019 B, Ref. RB	5.00%	07/01/2031	370	452,823

East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania); Series 2015, RB(g)	5.00%	07/01/2025	310	330,035
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2029	1,000	1,094,918
Series 2018, Ref. RB	5.00%	12/01/2031	1,005	1,093,249
Series 2018, Ref. RB	5.00%	12/01/2033	750	813,346

Lancaster (City of), PA Industrial Development Authority (Willow Valley Retirement); Series 2009 B, VRD RB (LOC - PNC Bank N.A.)(h)(i)	0.22%	12/01/2039	5,000	5,000,000

Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2029	1,500	1,637,258

Lancaster (County of), PA Hospital Authority (Moravian Manors, Inc.); Series 2019 A, RB	5.00%	06/15/2038	1,110	1,217,027

Lancaster (County of), PA Hospital Authority (Penn State Health); Series 2021, RB	5.00%	11/01/2046	3,250	3,845,436

Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	11/15/2029	500	561,449
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2030	3,500	4,153,812
Series 2019, Ref. RB	5.00%	09/01/2031	545	655,791

Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2012, RB(c)(g)	5.00%	05/15/2022	2,000	2,018,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)

Montgomery (County of), PA Industrial Development Authority (Germantown Academy); Series 2021, Ref. RB	4.00%	10/01/2036	$1,000	$1,068,515

Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	2,850	2,872,211
Pennsylvania (Commonwealth of);
First Series 2015 1, GO Bonds	5.00%	03/15/2031	1,500	1,655,508
First Series 2017, Ref. GO Bonds	5.00%	01/01/2026	5,400	6,119,975
Series 2018 A, Ref. COP	5.00%	07/01/2029	300	354,343
Series 2018 A, Ref. COP	5.00%	07/01/2030	375	442,499
Series 2018 A, Ref. COP	5.00%	07/01/2031	425	500,551
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(a)	5.00%	12/31/2027	5,965	6,662,713
Series 2015, RB(a)	5.00%	12/31/2034	2,630	2,900,750

Pennsylvania (Commonwealth of) Economic Development Financing Authority (Presbyterian Senior Living); Series 2021, Ref. RB	4.00%	07/01/2033	1,750	1,914,872

Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC);
Series 2021 A, Ref. RB	4.00%	10/15/2037	1,375	1,567,070
Series 2021 A, Ref. RB	4.00%	10/15/2039	1,325	1,503,778

Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District); Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2030	3,000	3,450,771
Pennsylvania (Commonwealth of) Turnpike Commission;
Second Series 2017, Ref. RB	5.00%	12/01/2031	4,075	4,760,236
Series 2015 A-1, Ref. RB	5.00%	12/01/2028	1,055	1,176,609
Series 2015 A-1, Ref. RB	5.25%	12/01/2034	250	280,699
Series 2016 A-1, RB	5.00%	12/01/2041	1,000	1,111,099
Series 2017 3, Ref. RB	5.00%	12/01/2034	3,000	3,508,031
Series 2019 A, RB	5.00%	12/01/2031	1,860	2,255,938
Series 2019 A, RB	5.00%	12/01/2034	1,400	1,708,460
Series 2021 A, RB	3.00%	12/01/2042	6,500	6,635,708
Series 2021 B, RB	4.00%	12/01/2036	1,000	1,135,176
Series 2021 B, RB	4.00%	12/01/2037	1,500	1,702,211
Series 2021 B, RB	4.00%	12/01/2038	1,000	1,132,384
Philadelphia (City of), PA;
Series 2019 B, GO Bonds	5.00%	02/01/2033	1,200	1,466,434
Series 2020 A, Ref. RB	4.00%	07/01/2040	5,000	5,563,951
Philadelphia (City of), PA Authority for Industrial Development;
Series 2017, RB	5.00%	12/01/2035	1,000	1,158,062
Series 2017, RB	5.00%	12/01/2037	1,310	1,516,350

Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School); Series 2016 A, RB	5.00%	04/01/2036	1,500	1,613,183

Philadelphia (City of), PA Authority for Industrial Development (La Salle University); Series 2017, Ref. RB	5.00%	05/01/2034	1,000	1,061,107

Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments); Series 2017, RB	4.00%	12/01/2047	2,000	2,130,852

Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	4,355	4,525,929
Philadelphia (City of), PA Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,109,691
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,109,339
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2012 A, RB	5.63%	07/01/2042	3,100	3,144,611
Series 2017, Ref. RB	5.00%	07/01/2027	3,480	4,064,054
Series 2017, Ref. RB	5.00%	07/01/2029	2,295	2,670,483

Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,435,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia School District (The);
Series 2007 A, Ref. GO Bonds (INS - NATL)(b)	5.00%	06/01/2025	$2,400	$2,676,646
Series 2018 A, GO Bonds	5.00%	09/01/2025	745	834,987
Series 2018 A, GO Bonds	5.00%	09/01/2032	510	610,245
Series 2019 A, GO Bonds	5.00%	09/01/2027	1,500	1,760,713
Series 2019 A, GO Bonds	5.00%	09/01/2031	1,000	1,220,366
Series 2019 A, GO Bonds	4.00%	09/01/2037	4,800	5,405,660

Pittsburgh (City of), PA Water & Sewer Authority; Series 2017 C, Ref. RB (SIFMA Municipal Swap Index + 0.65%), (INS - AGM)(b)(c)(d)	0.85%	12/01/2023	1,600	1,609,778
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2035	30	34,543
Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2036	25	28,786
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2032	110	128,041
Series 2017 E, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2033	90	104,814

Sports & Exhibition Authority of Pittsburgh and Allegheny County; Series 2012, Ref. RB (INS - AGM)(b)	5.00%	02/01/2025	1,110	1,128,086

State Public School Building Authority (School District of Philidelphia (The)); Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2031	120	137,735

Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	225	239,825

West Shore Area Authority (Messiah Village); Series 2015 A, Ref. RB	5.00%	07/01/2030	500	537,203

Wilkes-Barre Area School District; Series 2016 B, GO Bonds (INS - BAM)(b)	5.00%	08/01/2028	500	578,190

				158,071,465

Puerto Rico–3.58%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	860	882,728
Series 2002, RB	5.50%	05/15/2039	640	656,797
Series 2002, RB	5.63%	05/15/2043	700	713,265
Puerto Rico (Commonwealth of);
Series 2001 A, GO Bonds (INS - NATL)(b)	5.50%	07/01/2029	1,770	1,859,263
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(b)	6.00%	07/01/2027	1,565	1,574,939
Series 2007 A, GO Bonds(k)	5.25%	07/01/2037	4,640	4,674,800
Series 2009 C, Ref. GO Bonds(k)	6.00%	07/01/2039	10,000	9,950,000
Series 2011 A, GO Bonds(k)	5.75%	07/01/2041	12,585	12,490,614
Series 2014 A, Ref. GO Bonds(k)	8.00%	07/01/2035	5,000	4,506,252
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, RB(g)	5.00%	07/01/2033	2,000	2,027,165
Series 2020 A, Ref. RB(e)	5.00%	07/01/2030	5,000	5,934,618

Puerto Rico (Commonwealth of) Electric Power Authority; Series 2008 WW, RB(k)	5.50%	07/01/2038	3,500	3,640,000

Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 CC, Ref. RB (INS - AGM)(b)	5.50%	07/01/2030	2,485	2,649,711
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Hospital Auxilio Mutuo);
Series 2021, Ref. RB	5.00%	07/01/2031	425	519,870
Series 2021, Ref. RB	5.00%	07/01/2032	450	547,682
Series 2021, Ref. RB	5.00%	07/01/2033	425	516,307

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	1,430	1,446,896
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);
Series 2007 M-3, Ref. RB (INS - NATL)(b)	6.00%	07/01/2025	2,375	2,521,819
Series 2007 M-3, Ref. RB (INS - NATL)(b)	6.00%	07/01/2028	1,130	1,137,103
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(j)	0.00%	07/01/2027	10,272	9,105,828
Series 2018 A-1, RB(j)	0.00%	07/01/2029	10,160	8,511,611
Series 2018 A-1, RB	4.50%	07/01/2034	3,468	3,748,697
Series 2018 A-1, RB(j)	0.00%	07/01/2046	15,000	4,872,916

				84,488,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–0.81%

Providence (City of), RI Public Building Authority; Series 2011 A, RB (INS - AGM)(b)	5.88%	06/15/2026	$500	$502,139

Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise); Series 2013 C, Ref. RB	5.00%	09/15/2022	1,000	1,023,062
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,511,498
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	986,807
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,180,986
Series 2015 A, Ref. RB	5.00%	06/01/2035	12,500	13,554,061
Series 2015 B, Ref. RB	2.25%	06/01/2041	295	304,265

				19,062,818

South Carolina–0.52%

Greenville (City of), SC Health System; Series 2012, Ref. RB(c)(g)	5.00%	05/01/2022	500	503,643

Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB(c)(g)	5.00%	04/01/2022	4,650	4,666,812

Piedmont Municipal Power Agency; Series 2015 A, RB	5.00%	01/01/2030	2,000	2,189,728
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2023	1,000	1,020,937
Series 2013, RB	5.00%	05/01/2028	1,250	1,271,143

South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 A, Ref. RB	5.00%	05/01/2048	200	229,229
South Carolina (State of) Public Service Authority;
Series 2020 A, Ref. RB	5.00%	12/01/2032	1,000	1,225,559
Series 2020 A, Ref. RB	4.00%	12/01/2037	1,000	1,114,053

				12,221,104

South Dakota–0.02%

Educational Enhancement Funding Corp.; Series 2013 B, RB(c)(g)	5.00%	06/01/2023	550	577,333

Tennessee–1.12%

Chattanooga (City of) & Hamilton (County of), TN Hospital Authority (Erlanger Health System); Series 2014 A, Ref. RB	5.00%	10/01/2039	1,505	1,636,262
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2032	370	387,938
Series 2018 A, Ref. RB	5.00%	07/01/2034	3,000	3,142,588
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,500	2,938,486

Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2012 A, Ref. RB	5.00%	01/01/2025	500	515,607

Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	4.50%	06/01/2028	815	868,871

Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills); Series 2012, Ref. RB(g)	5.00%	07/01/2022	500	507,128

Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (Lipscomb University); Series 2019 A, Ref. RB	5.00%	10/01/2035	1,115	1,282,628
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,131,000
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,248,679
New Memphis Arena Public Building Authority (City of Memphis);
Series 2021, RB(j)	0.00%	04/01/2036	1,200	825,724
Series 2021, RB(j)	0.00%	04/01/2037	1,375	915,217

Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2031	1,185	1,369,897

Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.); Series 2014, RB	5.00%	12/01/2029	650	692,325

Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016 A, Ref. RB(e)	5.00%	09/01/2037	750	741,745
Tennessee Energy Acquisition Corp.;
Series 2006 C, RB	5.00%	02/01/2023	1,360	1,406,370
Series 2006 C, RB	5.00%	02/01/2024	3,225	3,433,375
Series 2006 C, RB	5.00%	02/01/2027	150	170,045
Series 2018, RB(c)	4.00%	11/01/2025	2,000	2,147,701
				26,361,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–6.40%

Arlington Higher Education Finance Corp. (Harmony Public Schools); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	$1,500	$1,630,736
Arlington Higher Education Finance Corp. (UME Preparatory Academy);
Series 2017 A, RB	4.55%	08/15/2028	125	132,107
Series 2017 A, RB	5.00%	08/15/2038	115	123,199
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, RB	5.88%	03/01/2024	205	211,842
Series 2014 A, RB	6.63%	03/01/2029	1,000	1,068,962

Austin (City of), TX; Series 2019 B, RB(a)	5.00%	11/15/2034	2,000	2,367,657
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2032	1,075	1,123,643
Series 2017, Ref. RB	5.00%	01/01/2033	1,200	1,305,018
Central Texas Regional Mobility Authority;
Series 2021 B, RB	5.00%	01/01/2035	600	735,983
Series 2021 B, RB	5.00%	01/01/2036	600	734,737
Series 2021 B, RB	5.00%	01/01/2037	1,000	1,222,908

City of Houston Higher Education Finance Corp. (KIPP, Inc.); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	250	273,561
Clifton Higher Education Finance Corp. (Idea Public School);
Series 2022 A, RB	4.00%	08/15/2033	535	605,479
Series 2022 A, RB	4.00%	08/15/2034	555	624,628
Series 2022 A, RB	4.00%	08/15/2035	410	460,069

Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2033	1,250	1,327,432
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	4.88%	08/15/2027	500	547,548
Series 2015 A, RB	5.13%	08/15/2030	3,000	3,284,953
Series 2018 D, RB	5.75%	08/15/2033	5,000	5,564,079
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 F, Ref. RB	5.25%	11/01/2033	3,500	3,716,163
Series 2014 A, Ref. RB(a)	5.25%	11/01/2026	2,000	2,124,887

Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(e)	5.00%	04/01/2028	1,000	1,015,172
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2022	150	152,966
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	157,952
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	286,415
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,085,416

Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	1,765	2,042,056

Frisco Independent School District; Series 2019, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	3,375	4,134,981
Grand Parkway Transportation Corp.;
Series 2020 C, Ref. RB	4.00%	10/01/2036	250	283,921
Series 2020, Ref. RB	4.00%	10/01/2037	1,000	1,131,195
Series 2020, Ref. RB	4.00%	10/01/2038	2,250	2,531,693

Grand Parkway Transportation Corp. (TELA Supported); Series 2018 A, RB	5.00%	10/01/2038	2,000	2,352,708
Gulf Coast Authority (Waste Management of Texas);
Series 2003 B, RB(a)	1.50%	05/01/2028	1,750	1,673,858
Series 2013, RB (INS - AGM)(b)	5.00%	10/01/2023	2,610	2,668,978

Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	1,000	1,087,660
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, RB	4.00%	01/01/2023	345	350,964
Series 2013 A, RB	5.00%	01/01/2033	1,090	1,112,198

Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,530,279
Houston (City of), TX (United Airlines, Inc.);
Series 2020, Ref. RB(a)	5.00%	07/15/2027	3,350	3,758,503
Series 2021 A, RB(a)	4.00%	07/01/2041	3,500	3,619,153
Series 2021, RB(a)	4.00%	07/15/2041	5,000	5,171,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(a)	4.75%	07/01/2024	$2,965	$3,085,364
Series 2020 A, Ref. RB(a)	5.00%	07/01/2027	500	560,642
Lower Colorado River Authority;
Series 2019 A, RB	5.00%	05/15/2031	400	482,776
Series 2019, Ref. RB	5.00%	05/15/2030	1,200	1,451,843
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2014, Ref. RB (Acquired 08/27/2014; Cost $217,124)(f)(k)	5.00%	02/15/2024	215	167,700
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(a)(e)	4.63%	10/01/2031	5,000	5,257,451
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, RB	6.25%	01/01/2033	1,600	1,641,726
New Hope Cultural Education Facilities Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2029	2,105	2,266,106
Series 2018, Ref. RB	5.00%	10/01/2030	2,210	2,369,801
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.);
Series 2014, RB	5.25%	01/01/2029	1,500	1,555,726
Series 2014, RB	5.50%	01/01/2035	1,400	1,440,474
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	2,620	2,585,284
Series 2016, Ref. RB	5.00%	07/01/2036	2,750	2,771,094
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University-Corpus Christi); Series 2016 A, RB(c)(g)	5.00%	04/01/2026	670	762,923
New Hope Cultural Education Facilities Finance Corp. (Collegiate Housing Stephenville II, LLC - Tarleton State University); Series 2014 A, RB(g)	5.00%	04/01/2023	785	816,584
New Hope Cultural Education Facilities Finance Corp. (Forefront Living Plano); Series 2020 A, RB(e)	10.00%	12/01/2025	1,000	1,096,300
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2021, Ref. RB(e)	4.00%	08/15/2036	2,000	2,121,214
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village);
Series 2017, Ref. RB	5.00%	01/01/2027	1,090	1,162,925
Series 2017, Ref. RB	5.00%	01/01/2029	1,205	1,283,819
Series 2017, Ref. RB	5.00%	01/01/2037	2,000	2,117,447
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.00%	11/15/2026	350	362,175
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(c)(g)	5.00%	04/01/2024	620	667,459
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, RB(e)	4.63%	08/15/2025	635	663,945
North Texas Tollway Authority;
Series 2008 I, Ref. RB(c)(g)	6.20%	01/01/2025	4,500	5,112,196
Series 2017 B, Ref. RB (INS - AGM)(b)	4.00%	01/01/2034	750	817,395
Series 2019 B, Ref. RB	5.00%	01/01/2029	1,000	1,206,397
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2021, RB(a)(e)	2.13%	01/01/2028	575	547,072
Series 2021, RB(a)(e)	2.25%	01/01/2029	800	753,213
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2036	1,960	2,094,388
SA Energy Acquisition Public Facility Corp.; Series 2007, RB	5.50%	08/01/2025	2,000	2,245,339
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020 B-2, Ref. RB	3.00%	11/15/2026	2,000	2,002,947
Series 2020, Ref. RB	4.00%	11/15/2027	3,100	3,118,057
Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2038	5,000	5,346,626
Texas (State of) Transportation Commission;
Series 2019, RB(j)	0.00%	08/01/2034	1,400	917,441
Series 2019, RB(j)	0.00%	08/01/2035	2,050	1,272,724
Series 2019, RB(j)	0.00%	08/01/2036	1,500	884,884
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,406,533
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	4,580	5,154,062
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2031	3,250	3,964,283
Texas Private Activity Bond Surface Transportation Corp. (North Tarrant Express); Series 2019 A, Ref. RB	5.00%	12/31/2030	3,000	3,597,466
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	5.00%	12/31/2032	1,000	1,194,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Viridian Municipal Management District;
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2029	$665	$742,042
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2029	1,005	1,121,432
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2030	920	1,027,111
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2030	500	558,213
				151,107,517

Utah–0.71%
Black Desert Public Infrastructure District; Series 2021 A, GO Bonds(e)	3.50%	03/01/2036	2,000	1,922,451
Mida Mountain Village Public Infrastructure District;
Series 2021, RB(e)	4.00%	08/01/2025	1,205	1,252,514
Series 2021, RB(e)	4.00%	08/01/2027	1,000	1,046,340
Series 2021, RB(e)	4.00%	08/01/2030	1,000	1,036,782
Military Installation Development Authority;
Series 2021 A-1, RB	4.00%	06/01/2036	500	487,762
Series 2021 A-1, RB	4.00%	06/01/2041	1,000	955,940
Series 2021 A-2, RB	4.00%	06/01/2036	1,000	966,164
Series 2021 A-2, RB	4.00%	06/01/2041	4,250	4,009,155
Salt Lake (City of), UT;
Series 2017 A, RB(a)	5.00%	07/01/2034	3,500	3,975,552
Series 2018 B, RB	5.00%	07/01/2038	1,000	1,171,454
				16,824,114

Vermont–0.22%
Burlington (City of), VT;
Series 2012 A, GO Bonds(c)(g)	5.00%	11/01/2022	250	257,055
Series 2014 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	1,000	1,082,117
University of Vermont & State Agricultural College;
Series 2019 B, Ref. RB	5.00%	10/01/2035	1,220	1,609,703
Series 2019 B, Ref. RB	5.00%	10/01/2036	1,375	1,838,566
Vermont (State of) Educational & Health Buildings Financing Agency (Middlebury College); Series 2012 A, RB	5.00%	11/01/2028	500	512,297
				5,299,738

Virgin Islands–0.06%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025	1,435	1,442,431

Virginia–0.88%
Dulles Town Center Community Development Authority (Dulles Town Center);
Seires 2012, Ref. RB	5.00%	03/01/2022	1,100	1,100,000
Series 2012, Ref. RB	4.25%	03/01/2026	700	700,364
Fairfax (County of), VA Economic Development Authority (Vinson Hall LLC); Series 2013 A, RB(g)	4.00%	12/01/2022	180	184,193
Farmville (Town of), VA Industrial Development Authority (Longwood University Student Housing); Series 2018 A, Ref. RB	5.00%	01/01/2038	1,000	1,132,076
Virginia (Commonwealth of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, RB(a)(g)	5.00%	01/01/2027	2,500	2,534,308
Virginia (State of) Small Business Financing Authority (95 Express Lanes LLC);
Series 2022, Ref. RB(a)	5.00%	01/01/2034	4,000	4,850,884
Series 2022, Ref. RB(a)	5.00%	01/01/2035	3,500	4,239,306
Virginia (State of) Small Business Financing Authority (I-495 Hot Lanes);
Series 2022, Ref. RB(a)	5.00%	06/30/2042	2,395	2,916,823
Series 2022, Ref. RB(a)	5.00%	12/31/2042	2,000	2,435,760
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay);
Series 2018, Ref. RB	5.00%	09/01/2028	150	166,824
Series 2018, Ref. RB	5.00%	09/01/2030	455	502,614
				20,763,152

Washington–3.36%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2021 S-1, Ref. RB	4.00%	11/01/2046	10,000	11,389,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Energy Northwest (Columbia Generating Station);
Series 2019 A, Ref. RB	5.00%	07/01/2038	$2,360	$2,868,527
Series 2021, Ref. RB	4.00%	07/01/2042	20,000	23,039,931
Kalispel Tribe of Indians;
Series 2018 A, RB(e)	5.00%	01/01/2032	70	80,159
Series 2018 B, RB(e)	5.00%	01/01/2032	100	114,512
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	20	20,016
Seattle (Port of), WA;
Series 2016 B, Ref. RB(a)	5.00%	10/01/2028	3,730	4,215,685
Series 2019, RB(a)	5.00%	04/01/2032	2,000	2,380,203
Seattle (Port of), WA (SEATAC Fuel Facilities LLC); Series 2013, Ref. RB(a)	5.00%	06/01/2024	1,560	1,630,212
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2033	2,250	2,802,772
Washington (State of) Convention Center Public Facilities District; Series 2021 B, RB	5.00%	07/01/2031	2,365	2,870,807
Washington (State of) Convention Center Public Facilities District (Green Notes); Series 2021, RB	4.00%	07/01/2031	1,250	1,359,038
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(c)(d)	1.60%	01/01/2025	3,350	3,366,127
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2015, Ref. RB	5.00%	07/01/2030	500	551,174
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB(c)(g)	5.00%	05/15/2024	500	539,824
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, Ref. RB	5.00%	08/15/2032	1,500	1,710,378
Series 2017, Ref. RB	5.00%	08/15/2037	1,360	1,545,851
Washington (State of) Housing Finance Commission; Series 2021-1, Class A, Ctfs.	3.50%	12/20/2035	6,035	6,294,683
Washington (State of) Housing Finance Commission (Bayview Manor Homes);
Series 2016 A, Ref. RB(e)	5.00%	07/01/2031	1,350	1,419,781
Series 2016 A, Ref. RB(e)	5.00%	07/01/2036	1,450	1,519,272
Washington (State of) Housing Finance Commission (Eliseo); Series 2021 B-2, Ref. RB(e)	2.13%	07/01/2027	2,750	2,655,974
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(e)	6.00%	07/01/2025	420	453,402
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	5.00%	07/01/2038	830	863,252
Washington (State of) Housing Finance Commission (Transforming Age);
Series 2019 A, RB(e)	5.00%	01/01/2034	745	800,272
Series 2019 A, RB(e)	5.00%	01/01/2039	1,400	1,491,779
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/2022	3,260	3,293,685
				79,277,266

West Virginia–0.27%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	5.50%	06/01/2037	2,000	2,205,229
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(a)(e)	6.75%	02/01/2026	2,000	1,991,048
Series 2018, RB(a)(e)	8.75%	02/01/2036	640	675,646
West Virginia University; Series 2019, RB	5.00%	10/01/2032	1,155	1,415,436
				6,287,359

Wisconsin–1.69%
Public Finance Authority (Beyond Boone LLC - Appalachian State University); Series 2019 A, RB (INS - AGM)(b)	5.00%	07/01/2034	800	934,864
Public Finance Authority (City of Boynton Beach, Florida Municipal Improvements); Series 2018, RB	5.00%	07/01/2035	2,000	2,392,789
Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	432,570
Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.); Series 2019 A, RB	5.50%	12/01/2038	1,930	1,914,947
Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	1,930	2,013,779
Public Finance Authority (Southminster); Series 2018, RB(e)	5.00%	10/01/2043	500	535,803
Public Finance Authority (Wingate University); Series 2018 A, Ref. RB	5.25%	10/01/2038	1,000	1,120,525
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2032	5,100	5,325,686
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB	4.00%	11/15/2036	2,000	2,189,076
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,688,599
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,852,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019 B-2, Ref. RB	2.55%	11/01/2027	$2,000	$2,005,593

Series 2019 B-3, Ref. RB	2.25%	11/01/2026	1,000	1,003,307

Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	2,450	2,476,328

Series 2012, RB	5.00%	06/01/2026	1,000	1,010,670

Wisconsin (State of) Public Finance Authority (21st Century Public Academy); Series 2020 A, RB(e)	3.75%	06/01/2030	350	349,001

Wisconsin (State of) Public Finance Authority (ACTS Retirement-Life Community); Series 2020 A, RB	4.00%	11/15/2037	600	670,006

Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(e)	5.00%	06/01/2025	1,000	1,065,228

Series 2016 A, RB(e)	4.63%	06/01/2036	125	131,609

Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2020 A, RB(e)	6.13%	02/01/2039	500	539,060

Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(e)	6.25%	01/01/2038	3,250	1,998,750

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	4,000	4,524,913

Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.00%	04/01/2022	150	150,542

Series 2015, Ref. RB	5.00%	04/01/2025	645	676,938

Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB (Acquired 10/20/2016; Cost $2,885,908)(e)(f)	4.13%	12/01/2024	2,900	2,981,871

				39,984,768

Wyoming-0.07%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB(c)(g)	5.00%	01/01/2027	1,500	1,749,299

TOTAL INVESTMENTS IN SECURITIES(o)-101.27% (Cost $2,333,175,903)				2,390,736,598

FLOATING RATE NOTE OBLIGATIONS-(1.29)%
Notes with interest and fee rates ranging from 0.75% to 0.76% at 02/28/2022 and contractual maturities of collateral ranging from 09/01/2022 to 06/01/2032 (See Note 1J)(p)				(30,350,000)

OTHER ASSETS LESS LIABILITIES-0.02%				262,720

NET ASSETS-100.00%				$2,360,649,318

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FHLMC	- Federal Home Loan Mortgage Corp.
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
USD	- U.S. Dollar
VRD	- Variable Rate Demand
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Intermediate Term Municipal Income Fund

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $173,487,766, which represented 7.35% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at February 28, 2022 was $10,057,847, which represented less than 1% of the Fund’s Net Assets.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2022.

(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Zero coupon bond issued at a discount.
(k)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $37,565,195, which represented 1.59% of the Fund’s Net Assets.

(l)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(m)	Security subject to crossover refunding.
(n)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $15,800,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $49,532,697 are held by TOB Trusts and serve as collateral for the $30,350,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $2,333,175,903)	$2,390,736,598

Cash	11,454,411

Receivable for:
Investments sold	714,300

Fund shares sold	5,064,529

Interest	23,702,740

Investment for trustee deferred compensation and retirement plans	101,937

Other assets	617,345

Total assets	2,432,391,860

Liabilities:
Floating rate note obligations	30,350,000

Payable for:
Investments purchased	35,533,439

Dividends	1,281,286

Fund shares reacquired	3,565,921

Accrued fees to affiliates	755,533

Accrued interest expense	22,670

Accrued trustees’ and officers’ fees and benefits	5,560

Accrued other operating expenses	109,289

Trustee deferred compensation and retirement plans	118,844

Total liabilities	71,742,542

Net assets applicable to shares outstanding	$2,360,649,318

Net assets consist of:
Shares of beneficial interest	$2,355,277,646

Distributable earnings	5,371,672

$2,360,649,318

Net Assets:
Class A	$1,588,653,066

Class C	$90,659,800

Class Y	$677,149,393

Class R6	$4,187,059

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	142,866,987

Class C	8,173,719

Class Y	60,935,657

Class R6	376,869

Class A:
Net asset value per share	$11.12

Maximum offering price per share (Net asset value of $11.12 ÷ 97.50%)	$11.41

Class C:
Net asset value and offering price per share	$11.09

Class Y:
Net asset value and offering price per share	$11.11

Class R6:
Net asset value and offering price per share	$11.11

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$69,296,058

Expenses:
Advisory fees	9,045,802

Administrative services fees	326,031

Distribution fees:
Class A	3,876,548

Class C	1,053,014

Interest, facilities and maintenance fees	1,216,976

Transfer agent fees – A, C and Y	1,654,505

Transfer agent fees – R6	64

Trustees’ and officers’ fees and benefits	43,317

Registration and filing fees	185,785

Reports to shareholders	45,294

Professional services fees	117,470

Other	68,718

Total expenses	17,633,524

Net investment income	51,662,534

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(3,658,650)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(61,500,228)

Net realized and unrealized gain (loss)	(65,158,878)

Net increase (decrease) in net assets resulting from operations	$(13,496,344)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$51,662,534	$49,455,368

Net realized gain (loss)	(3,658,650)	(15,943,335)

Change in net unrealized appreciation (depreciation)	(61,500,228)	(12,140,152)

Net increase (decrease) in net assets resulting from operations	(13,496,344)	21,371,881

Distributions to shareholders from distributable earnings:
Class A	(34,656,995)	(32,049,148)

Class C	(1,581,852)	(2,490,848)

Class Y	(16,132,588)	(13,908,186)

Class R6	(113,885)	(128,273)

Total distributions from distributable earnings	(52,485,320)	(48,576,455)

Share transactions–net:
Class A	221,659,532	311,226,262

Class C	(22,934,407)	(27,214,371)

Class Y	127,601,982	87,033,562

Class R6	(503,442)	630,313

Net increase in net assets resulting from share transactions	325,823,665	371,675,766

Net increase in net assets	259,842,001	344,471,192

Net assets:
Beginning of year	2,100,807,317	1,756,336,125

End of year	$2,360,649,318	$2,100,807,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco Intermediate Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/22	$11.41	$0.25	$(0.28)	$(0.03)	$(0.26)	$11.12	(0.33)%	$1,588,653	0.79%	0.79%	0.74%	2.21%	11%
Year ended 02/28/21	11.66	0.29	(0.25)	0.04	(0.29)	11.41	0.39	1,411,258	0.82	0.82	0.79	2.62	26
Year ended 02/29/20	11.02	0.29	0.66	0.95	(0.31)	11.66	8.75	1,114,423	0.89	0.89	0.84	2.56	11
Year ended 02/28/19	10.99	0.31	0.03	0.34	(0.31)	11.02	3.19	848,116	0.88	0.91	0.84	2.85	27
Year ended 02/28/18	10.97	0.31	0.02	0.33	(0.31)	10.99	3.03	766,748	0.87	0.91	0.84	2.79	16
Class C
Year ended 02/28/22	11.38	0.17	(0.29)	(0.12)	(0.17)	11.09	(1.08)	90,660	1.54	1.54	1.49	1.46	11
Year ended 02/28/21	11.62	0.21	(0.25)	(0.04)	(0.20)	11.38	(0.27)	115,826	1.57	1.57	1.54	1.87	26
Year ended 02/29/20	10.99	0.20	0.66	0.86	(0.23)	11.62	7.87	145,443	1.64	1.64	1.59	1.81	11
Year ended 02/28/19	10.96	0.23	0.03	0.26	(0.23)	10.99	2.42	106,166	1.63	1.66	1.59	2.10	27
Year ended 02/28/18	10.94	0.23	0.02	0.25	(0.23)	10.96	2.26	236,475	1.62	1.66	1.59	2.04	16
Class Y
Year ended 02/28/22	11.40	0.28	(0.28)	0.00	(0.29)	11.11	(0.08)	677,149	0.54	0.54	0.49	2.46	11
Year ended 02/28/21	11.65	0.32	(0.25)	0.07	(0.32)	11.40	0.64	568,900	0.57	0.57	0.54	2.87	26
Year ended 02/29/20	11.02	0.32	0.65	0.97	(0.34)	11.65	8.93	492,202	0.64	0.64	0.59	2.81	11
Year ended 02/28/19	10.98	0.34	0.04	0.38	(0.34)	11.02	3.54	413,274	0.63	0.66	0.59	3.10	27
Year ended 02/28/18	10.96	0.34	0.02	0.36	(0.34)	10.98	3.29	334,820	0.62	0.66	0.59	3.04	16
Class R6
Year ended 02/28/22	11.40	0.29	(0.29)	0.00	(0.29)	11.11	(0.01)	4,187	0.47	0.47	0.42	2.53	11
Year ended 02/28/21	11.65	0.33	(0.26)	0.07	(0.32)	11.40	0.72	4,823	0.49	0.49	0.46	2.95	26
Year ended 02/29/20	11.01	0.32	0.66	0.98	(0.34)	11.65	9.03	4,268	0.64	0.64	0.59	2.81	11
Year ended 02/28/19	10.97	0.34	0.04	0.38	(0.34)	11.01	3.54	10	0.63	0.67	0.59	3.10	27
Period ended 02/28/18(d)	10.99	0.31	(0.02)	0.29	(0.31)	10.97	2.65	10	0.62(e)	0.67(e)	0.59(e)	3.04(e)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $201,465,106 in connection with the acquisition of Invesco Oppenheimer Intermediate Term Municipal Fund into the Fund.

(d)	Commencement date of April 4, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco Intermediate Term Municipal Income Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

42	Invesco Intermediate Term Municipal Income Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

43	Invesco Intermediate Term Municipal Income Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.5000%

Next $250 million	0.4500%

Next $250 million	0.4250%

Over $1 billion	0.3325%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.84%, 1.59%, 0.59% and 0.59%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

44	Invesco Intermediate Term Municipal Income Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $161,258 in front-end sales commissions from the sale of Class A shares and $243,389 and $2,419 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Fund engaged in securities purchases of $206,146,824 and securities sales of $242,872,964, which did not result in any net realized gains (losses).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $38,041,154 and 0.68%, respectively.

45	Invesco Intermediate Term Municipal Income Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income-tax-exempt	$52,485,320	$48,576,455

Tax Components of Net Assets at Period-End:
		2022

Undistributed tax-exempt income		$623,712

Net unrealized appreciation – investments		56,640,000

Temporary book/tax differences		(76,427)

Capital loss carryforward		(51,815,613)

Shares of beneficial interest		2,355,277,646

Total net assets		$2,360,649,318

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$38,356,196	$13,459,417	$51,815,613

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $595,737,809 and $227,572,901, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$81,401,148

Aggregate unrealized (depreciation) of investments	(24,761,148)

Net unrealized appreciation of investments	$56,640,000

Cost of investments for tax purposes is $ 2,334,096,598.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, federal taxes, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was decreased by $187,678, undistributed net realized gain (loss) was increased by $52,500 and shares of beneficial interest was increased by $135,178. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	42,081,018	$ 484,099,533	45,482,119	$ 508,722,833

Class C	434,459	4,984,581	2,070,865	22,833,431

Class Y	25,034,327	287,358,796	17,666,392	198,828,911

Class R6	136,712	1,580,301	147,988	1,635,746

Issued as reinvestment of dividends:
Class A	2,155,588	24,736,226	2,018,925	22,685,603

Class C	114,687	1,314,115	182,033	2,034,599

Class Y	913,609	10,474,495	880,429	9,872,021

Class R6	8,606	98,668	7,373	82,659

46	Invesco Intermediate Term Municipal Income Fund

		Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	437,292	$5,014,316	2,480,312	$28,116,390

Class C	(438,434)	(5,014,316)	(2,487,689)	(28,116,390)

Issued in connection with acquisitions:(b)
Class A	-	-	11,982,040	129,527,184

Class C	-	-	2,114,190	22,789,658

Class Y	-	-	5,753,884	62,155,305

Class R6	-	-	2,060	22,245

Reacquired:
Class A	(25,474,170)	(292,190,543)	(33,888,415)	(377,825,748)

Class C	(2,113,484)	(24,218,787)	(4,215,164)	(46,755,669)

Class Y	(14,897,899)	(170,231,309)	(16,664,875)	(183,822,675)

Class R6	(191,489)	(2,182,411)	(100,849)	(1,110,337)

Net increase in share activity	28,200,822	$325,823,665	33,431,618	$371,675,766

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 61% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Intermediate Term Municipal Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 19,852,174 shares of the Fund for 48,992,092 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $214,494,392, including $4,468,922 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,613,231,447 and $1,827,725,839 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$50,574,925

Net realized/unrealized gain (loss)	(40,632,844)

Change in net assets resulting from operations	$9,942,081

    As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

47	Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Intermediate Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

48	Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$968.70	$3.86	$1,020.88	$3.96	0.79%
Class C	1,000.00	964.90	7.55	1,017.11	7.75	1.55
Class Y	1,000.00	969.00	2.64	1,022.12	2.71	0.54
Class R6	1,000.00	970.20	2.34	1,022.41	2.41	0.48

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

49	Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Intermediate Term Municipal Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Limited Term California Municipal Fund

Nasdaq:

A: OLCAX ∎ C: OLCCX ∎ Y: OLCYX ∎ R6: IORLX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

22	Financial Statements

25	Financial Highlights

26	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Fund Expenses

33	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Limited Term California Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 2-17 Years Investment Grade Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.04%
Class C Shares	-0.71
Class Y Shares	0.30
Class R6 Shares	0.37
Bloomberg Municipal 5 Year (4-6 Year) Bond Index▼*	-1.74
S&P Municipal Bond 2-17 Years Investment Grade Index▼*	-1.06
S&P Municipal California Investment Grade 4-7 Years Bond Index▼	-1.99

Source(s): ▼RIMES Technologies Corp.

* Effective February 9, 2022, the Fund elected to use the S&P Municipal Bond 2-17 Years Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal 5 Year (4-6 Year) Bond Index because the Fund believes the S&P Municipal Bond 2-17 Years Investment Grade Index is a more appropriate broad measure of Fund performance.

Market conditions and your Fund

California has maintained robust levels of general fund cash and reserves. Based on reports of cash receipts from the California State Controller, we estimate that the state had a general fund cash balance on February 28, 2022, that was 25.6% of enacted fiscal year 2021 budget expenditures, 37.1% of the enacted budget when including other internal borrowable resources.1 The state’s strong fiscal performance has been driven by continued growth of state revenues and conservative budgeting. Through February 28, 2022, we estimate that general fund receipts have grown by 7.0% from the same period in fiscal year 2021, driven by corporate taxes, up 48.7% and sales tax revenues, up 16.4%.1 In its latest budget update, California increased its fiscal year 2022 revenue estimate by more than $15 billion, an 8.4% increase over the original budget.2 The state’s combined general fund reserves would total over $50.5 billion at the close of its fiscal year on June 30, 2022, based on its revised budget projections. Although the fiscal year 2022 budget revisions include additional expenditures, the combined reserves would still be 23.8% of the adjusted budget expenditure amount.2

    The state’s revenue growth has been driven by its massive and diverse state economy. California has the largest state population, representing approximately 12% of the US population and nearly 15% of the nation’s gross domestic product (GDP).3 While unemployment rates rose to over 16% from a pre-coronavirus (COVID-19) pandemic low of 3.9%, unemployment rates dropped back to 5.0% at the end of December 2021.4 State tax revenues have continued to grow, even during the period of higher unemployment rates, as the impact on high-wage earners has been less severe and high-income taxpayers have benefited from robust financial market gains. California’s fiscal condition has benefited from conservative budgeting that recognizes its tax structure is sensitive to economic cycles. The state has limited its expenditure growth and worked to maintain fiscal flexibility by increasing one-time expenditures, including extra pension payments, instead of increasing on-going program expenditures. As the state moves into budget negotiations for fiscal year 2023, its ability to continue its budget discipline will be a key factor for both fiscal performance and the ability to maintain reserves to mitigate the impact of potential economic downturns or fiscal emergencies. That discipline has helped the state maintain rating stability through the COVID-19 pandemic and a period of potential credit volatility. Moody’s, Standard & Poor’s and Fitch have maintained their respective Aa2, AA-, and AA rating on the state’s general obligation bonds. Standard & Poor’s revised its rating outlook to positive from stable in September 2021. Subsequent to the end of the Fund’s fiscal year, in March 2022, Standard & Poor’s affirmed its positive outlook while both Moody’s and Fitch affirmed stable outlooks on their respective higher ratings.

    The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global COVID-19 pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.5

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents nearly 55 million people were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population more than 97 million people had received at least one dose by that time.6

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.7 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.7 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.8 Though similar Fed announcements have caused market tantrums in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.9 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Ri-co’s weight in the Bloomberg Municipal High

2                    Invesco Limited Term California Municipal Fund

Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.5

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.10

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection and an underweight exposure in AA-rated† issues contributed to the Fund’s performance relative to its benchmark. An underweight allocation and security selection among 5.00-5.49% coupon bonds was also a positive for the Fund’s relative performance. At the sector level, security selection and an underweight exposure in state general obligation bonds contributed to the Fund’s relative performance.

    An underweight exposure among AAA-rated† bonds detracted from the Fund’s performance relative to its benchmark over the fiscal year. Security selection among bonds 6.00-6.99 years in duration was also detractive from the Fund’s relative return. An underweight allocation to the port sector slightly detracted from the Fund’s performance relative to its benchmark during the fiscal year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term California Municipal Fund and for sharing our long-term investment horizon.

1	Source: Based on information provided in the California State Controller’s Statement of General Fund Cash Receipts and Disbursements, March 2022.

2	Source: State of California, Governor’s Budget Summary 2022-23, January 10, 2022.

3	Source: State of California General Obligation Bonds, Preliminary Official Statement, March 1, 2022.

4	Source: US Bureau of Labor Statistics, as of December 31, 2021 (Not Seasonally Adjusted).

5	Source: Bloomberg LP

6	Source: CNN

7	Source: JP Morgan

8	Source: US Federal Reserve

9	Source: Financial Oversight and Management Board for Puerto Rico

10 Source:	Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select Methodology, then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of

Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Limited Term California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

*Effective February 9, 2022, the Fund elected to use the S&P Municipal Bond 2-17 Years Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal 5 Year (4-6 Year) Bond Index because the Fund believes the S&P Municipal Bond 2-17 Years   Investment Grade Index is a more appropriate broad measure of Fund performance.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Limited Term California Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (2/25/04)	3.55%
10 Years	2.53
5 Years	2.53
1 Year	-2.58

Class C Shares
Inception (2/25/04)	3.34%
10 Years	2.16
5 Years	2.22
1 Year	-1.69

Class Y Shares
Inception (11/29/10)	3.49%
10 Years	3.04
5 Years	3.29
1 Year	0.30

Class R6 Shares
10 Years	2.88%
5 Years	3.22
1 Year	0.37

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term California Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppen-heimer Rochester® Limited Term California Municipal Fund. The Fund was subsequently renamed the Invesco Limited Term California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Limited Term California Municipal Fund

Supplemental Information

Invesco Limited Term California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Municipal 5 Year (4-6 Year) Bond Indexis anunmanagedindex of fixed-rate,investment-grade municipalsecurities with maturities of four tosix years.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎	The S&P Municipal California Investment Grade 4-7 Years Bond Index consists of bonds issued within California with maturities between four and seven years that are rated at least BBB- by S&P Global Ratings, Baa3 by Moody’s or BBB- by Fitch Ratings. Bonds that are pre-refunded or escrowed to maturity are included in this index.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Limited Term California Municipal Fund

Fund Information

Portfolio Composition

By credit sector		% of total investments
Revenue Bonds		79.07%
General Obligation Bonds		14.36
Pre-Refunded Bonds		6.57

Top Five Debt Holdings

		% of total net assets
1.	San Francisco (City & County of), CA Public Utilities Commission, Series 2013 B, RB	2.12%
2.	California (State of) Health Facilities Financing Authority (City of Hope), Series 2012 A, RB	1.61
3.	Santa Barbara (County of), CA, Series 2018 B, COP	1.44
4.	California (County of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.), Series 2020 B-1, Ref. RB	1.44
5.	Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2018 D, Ref. RB	1.34

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7                    Invesco Limited Term California Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-100.80%
California-96.90%
ABAG Finance Authority for Nonprofit Corps. (Episcopal Senior Communities); Series 2012 B, Ref. RB(a)(b)	5.00%	07/01/2022	$250	$253,564
Adelanto (City of), CA Improvement Agency; Series 1993 B, Ref. RB (INS - FGIC)(c)	5.50%	12/01/2023	175	176,086
Adelanto (City of), CA Public Financing Authority; Series 1996 B, RB	6.30%	09/01/2028	565	580,755
Adelanto (City of), CA Public Utility Authority; Series 2014 A, RB	5.00%	07/01/2024	2,275	2,280,777
Alameda (County of), CA Corridor Transportation Authority; Series 2013 A, Ref. RB (INS - AGM)(c)	5.00%	10/01/2029	1,750	1,849,443
Alameda (County of), CA Redevelopment Successor Agency; Series 2006 A, RB (INS - NATL)(c)	4.38%	08/01/2030	10	10,022
Alhambra Unified School District; Series 2012 A, Ref. GO Bonds	5.00%	08/01/2025	690	702,377
Apple Valley (Town of), CA Public Financing Authority; Series 2020 A, Ref. RB (INS - BAM)(c)	4.00%	06/01/2034	2,545	2,905,887
Association of Bay Area Governments (California Redevelopment Agency Pool); Series 1994 A, RB (INS - AGM)(c)	6.00%	12/15/2024	100	101,291
Beaumont (City of), CA Financing Authority; Series 1994 A, RB	7.00%	09/01/2023	40	40,122
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	740	796,875
Beaumont (City of), CA Financing Authority (Improvement Area No. 19C); Series 2013 A, RB(a)(b)	5.00%	09/01/2023	655	692,837
Bell (City of), CA Community Redevelopment Agency; Series 2003, Ref. RB (INS - AGC)(c)	5.63%	10/01/2033	25	25,499
Blythe (City of), CA Financing Authority (City Hall & County Courthouse); Series 1997, RB (INS - NATL)(c)	5.50%	09/01/2027	70	70,616
California (County of), CA Tobacco Securitization Agency; Series 2020 B-1, Ref. RB	4.00%	06/01/2049	650	697,072
California (County of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 B-1, Ref. RB	5.00%	06/01/2049	10,135	11,487,846
California (State of);
Series 1992, GO Bonds	5.50%	10/01/2022	20	20,078
Series 1992, GO Bonds (INS - NATL)(c)	5.00%	11/01/2022	30	30,211
Series 1992, GO Bonds (INS - FGIC)(c)	5.00%	11/01/2022	5	5,035
Series 1993, GO Bonds (INS - NATL)(c)	5.90%	04/01/2023	115	115,461
Series 1993, GO Bonds	5.90%	04/01/2023	730	732,926
Series 1994, GO Bonds	5.75%	03/01/2023	25	25,603
Series 1994, GO Bonds	6.00%	03/01/2024	45	46,193
Series 1994, GO Bonds	6.00%	05/01/2024	5	5,043
Series 1994, GO Bonds (INS - NATL)(c)	6.00%	08/01/2024	70	71,506
Series 1995, GO Bonds (INS - AMBAC)(c)	5.90%	03/01/2025	35	35,899
Series 1996, GO Bonds (INS - FGIC)(c)	5.38%	06/01/2026	110	111,231
Series 1996, GO Bonds (INS - NATL)(c)	5.38%	06/01/2026	15	15,170
Series 1996, Ref. GO Bonds	5.63%	09/01/2024	10	10,245
Series 1997, GO Bonds (INS - NATL)(c)	5.00%	10/01/2023	5	5,016
Series 1997, GO Bonds	5.00%	10/01/2023	15	15,047
Series 1997, GO Bonds (INS - NATL)(c)	5.63%	10/01/2023	235	235,858
Series 1997, GO Bonds (INS - NATL)(c)	5.63%	10/01/2026	10	10,039
Series 1997, GO Bonds	5.13%	10/01/2027	20	20,070
Series 2000, GO Bonds	5.63%	05/01/2026	40	40,156
Series 2001, GO Bonds	5.20%	11/01/2031	5	5,017
Series 2002, GO Bonds	5.00%	10/01/2022	5	5,017
Series 2002, GO Bonds (INS - SGI)(c)	5.00%	10/01/2028	5	5,017
Series 2012, GO Bonds	5.25%	04/01/2035	1,820	1,826,284
Series 2012, GO Bonds	5.00%	09/01/2036	750	764,264
Series 2012, GO Bonds	5.00%	04/01/2042	1,050	1,053,355
Series 2012, GO Bonds	5.00%	09/01/2042	1,065	1,084,933
Series 2012, Ref. GO Bonds	4.00%	09/01/2028	4,300	4,366,349
Series 2013, GO Bonds	5.00%	04/01/2043	250	260,445
Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	815	896,915
Series 2018, Ref. GO Bonds	5.00%	10/01/2029	2,725	2,844,277
Series 2019, Ref. GO Bonds	4.00%	10/01/2039	5,000	5,677,812
Series 2021, GO Bonds	5.00%	12/01/2032	1,500	1,714,959
Series 2021, GO Bonds	5.00%	12/01/2034	1,500	1,712,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Community College Financing Authority (Grossmont-Cuyamaca Community College District, Palomar Community College District & Shasta-Tehama-Trinity Joint Community College District); Series 2001 A, RB (INS - NATL)(c)	5.63%	04/01/2026	$560	$562,190
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College); Series 2018, RB	5.00%	05/01/2033	600	674,593
California (State of) County Tobacco Securitization Agency;
Series 2007 B, RB	5.10%	06/01/2028	245	245,190
Series 2014, Ref. RB	4.00%	06/01/2029	3,360	3,375,444
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	510	517,723
Series 2002, RB	6.00%	06/01/2042	4,735	4,806,705
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.00%	06/01/2035	3,865	3,869,846
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB	5.00%	06/01/2049	1,200	1,378,404
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	225	225,284
California (State of) Department of Water Resources; Series 2020 BB, Ref. RB	5.00%	12/01/2023	7,500	8,009,899
California (State of) Department of Water Resources (Central Valley); Series 1972, RB	5.25%	07/01/2022	120	120,454
California (State of) Educational Facilities Authority (California College of the Arts);
Series 2012, RB(a)(b)	5.00%	06/01/2022	400	404,208
Series 2012, RB(a)	5.00%	06/01/2022	1,135	1,146,939
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2030	710	818,157
California (State of) Educational Facilities Authority (Southwestern University); Series 2003, Ref. RB	5.00%	11/01/2023	55	55,151
California (State of) Health Facilities Financing Authority; Series 2014 A, RB	5.00%	10/01/2029	500	545,189
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2013 A, RB	4.00%	03/01/2027	2,140	2,201,490
California (State of) Health Facilities Financing Authority (Adventist Health System); Series 2013 A, RB	4.00%	03/01/2043	5,510	5,668,323
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2032	1,750	1,967,763
California (State of) Health Facilities Financing Authority (City of Hope);
Series 2012 A, RB	5.00%	11/15/2032	12,500	12,856,555
Series 2012 A, RB	5.00%	11/15/2035	4,465	4,592,361
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2038	3,000	3,326,527
California (State of) Health Facilities Financing Authority (El Camino Hospital);
Series 2015 A, Ref. RB	5.00%	02/01/2032	1,750	1,919,052
Series 2015 A, Ref. RB	5.00%	02/01/2033	3,000	3,288,004
California (State of) Health Facilities Financing Authority (Gateways Hospital and Mental Health Center);
Series 2011 B, RB (INS - Cal-Mortgage)(c)	4.30%	12/01/2023	15	15,038
Series 2011 B, RB (INS - Cal-Mortgage)(c)	4.45%	12/01/2024	10	10,025
California (State of) Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center, Inc.); Series 1998 A, RB (INS - NATL)(c)	5.25%	06/01/2023	10	10,022
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB(a)(b)	5.00%	07/01/2023	500	526,355
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2017 A, Ref. RB	4.00%	11/15/2040	3,000	3,304,100
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,800	2,120,003
Series 2017 A, Ref. RB	5.00%	11/15/2033	3,000	3,529,770
Series 2017 A, Ref. RB	5.00%	11/15/2035	1,500	1,761,323
Series 2017 A, Ref. RB	5.00%	11/15/2037	4,490	5,261,589
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	4,817	5,444,128
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group); Series 2015 A, Ref. RB	5.00%	11/01/2041	4,500	4,780,229
California (State of) Infrastructure & Economic Development Bank (California Science Center Phase II);
Series 2016 A, Ref. RB	5.00%	05/01/2027	1,505	1,741,583
Series 2016 A, Ref. RB	5.00%	05/01/2028	775	892,672
Series 2016 A, Ref. RB	5.00%	05/01/2029	910	1,043,756
Series 2016 A, Ref. RB	5.00%	05/01/2030	740	847,338
Series 2016 A, Ref. RB	5.00%	05/01/2031	910	1,040,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center for the Arts); Series 2016, Ref. RB	5.00%	07/01/2026	$5,000	$5,639,430
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,103,705
California (State of) Municipal Finance Authority (Biola University);
Series 2013, RB	5.00%	10/01/2029	335	352,083
Series 2013, RB	5.00%	10/01/2030	465	488,363
California (State of) Municipal Finance Authority (CHF - Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(c)	5.00%	05/15/2040	3,080	3,656,228
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB (INS - BAM)(c)	5.00%	05/15/2033	6,385	7,544,545
Series 2018, RB	5.00%	05/15/2037	2,500	2,873,431
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing); Series 2018, RB (INS - BAM)(c)	5.00%	05/15/2032	2,120	2,507,055
Series 2018, RB (INS - BAM)(c)	5.00%	05/15/2033	2,000	2,363,209
Series 2018, RB (INS - BAM)(c)	5.00%	05/15/2034	1,260	1,487,654
Series 2018, RB (INS - BAM)(c)	5.00%	05/15/2036	1,900	2,238,279
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2028	3,000	3,478,360
Series 2017 A, Ref. RB	5.00%	02/01/2029	3,400	3,936,912
Series 2017 A, Ref. RB	5.00%	02/01/2030	3,500	4,045,540
Series 2017 A, Ref. RB	5.00%	02/01/2031	2,000	2,309,694
Series 2017 A, Ref. RB	5.00%	02/01/2032	1,500	1,729,974
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2030	2,155	2,507,740
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	40	40,108
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(d)	5.00%	12/31/2033	8,385	9,699,844
Series 2018 A, RB(d)	5.00%	12/31/2034	6,500	7,512,889
Series 2018, RB(d)	5.00%	12/31/2035	2,700	3,118,496
California (State of) Municipal Finance Authority (NorthBay Healthcare Group); Series 2015, RB	5.00%	11/01/2030	440	473,159
Series 2015, RB	5.00%	11/01/2035	1,100	1,179,915
Series 2017 A, RB	5.00%	11/01/2028	1,000	1,126,492
Series 2017 A, RB	5.25%	11/01/2029	750	853,343
California (State of) Municipal Finance Authority (San Bernardino Municipal Water Department Water Facilities); Series 2016, Ref. RB (INS - BAM)(c)	5.00%	08/01/2033	1,580	1,797,674
Series 2016, Ref. RB (INS - BAM)(c)	5.00%	08/01/2035	1,715	1,945,024
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(d)	4.00%	07/15/2029	1,100	1,185,797
California (State of) Pollution Control Finance Authority; Series 2012, RB(d)(e)	5.00%	07/01/2030	5,000	5,349,255
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 11/07/2018; Cost $1,017,842)(d)(e)(f)(g)	7.00%	07/01/2022	1,000	600,000
Series 2017, RB (Acquired 11/09/2018-02/12/2019; Cost $4,096,042)(d)(e)(f)(g)	7.50%	07/01/2032	4,000	2,400,000
Series 2020, RB (Acquired 10/06/2020; Cost $600,874)(d)(e)(g)	7.50%	07/01/2032	630	535,500
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(e)	5.00%	07/01/2039	1,500	1,723,920
California (State of) Pollution Control Financing Authority (Southern California Water Co.); Series 1996 A, RB (INS - NATL)(c)(d)	5.50%	12/01/2026	1,030	1,031,756
California (State of) Public Finance Authority; Series 2019 A, RB(e)	6.25%	07/01/2054	3,000	3,383,466
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(e)	4.25%	07/01/2030	1,415	1,444,074
California (State of) Public Finance Authority (Enso Village); Series 2021 B-3, RB(e)	2.13%	11/15/2027	1,000	1,000,282
Series 2021, RB(e)	3.13%	05/15/2029	1,000	1,002,362
California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(e)	5.00%	11/15/2036	500	562,229
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 A, RB(e)	5.00%	07/01/2036	600	620,034
California (State of) Public Works Board; Series 2015 A, RB	5.00%	06/01/2023	1,860	1,953,221
Series 2022 A, Ref. RB	5.00%	08/01/2035	3,540	4,438,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued) California (State of) Public Works Board (California Community Colleges); Series 2004 B, RB	5.13%	06/01/2025	$15	$15,052
Series 2004 B, RB	5.13%	06/01/2029	45	45,157
Series 2005 E, RB (INS - BHAC)(c)	5.00%	10/01/2024	50	50,172
Series 2007 B, RB (INS - NATL)(c)	4.25%	03/01/2026	5	5,015
Series 2007 B, RB (INS - NATL)(c)	5.00%	03/01/2027	50	50,170
California (State of) Public Works Board (Coalinga State); Series 2013 E, RB	5.00%	06/01/2029	700	732,308
California (State of) Public Works Board (Department of Mental Health); Series 2003 B, RB	5.25%	04/01/2023	10	10,035
California (State of) Public Works Board (Department of State Hospitals-Coalinga); Series 2013 E, RB	5.00%	06/01/2025	3,000	3,146,129
California (State of) Public Works Board (Green Bonds); Series 2021, RB	4.00%	11/01/2041	2,115	2,408,763
California (State of) Public Works Board (Judicial Council of California); Series 2013 A, RB	5.00%	03/01/2026	875	909,331
California (State of) Public Works Board (Various Capital);
Series 2012 A, RB(a)(b)	5.00%	04/01/2022	275	276,006
Series 2012 G, Ref. RB(a)	5.00%	11/01/2027	9,240	9,500,746
Series 2012 G, Ref. RB(a)	5.00%	11/01/2030	1,430	1,470,354
Series 2013 I, RB	5.00%	11/01/2029	100	105,937
California (State of) School Finance Authority (Coastal Academy); Series 2013 A, RB(e)	5.00%	10/01/2022	175	178,359
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(e)	5.50%	07/01/2027	1,075	1,162,374
California (State of) School Finance Authority (HTH Learning); Series 2017 A, Ref. RB(e)	5.00%	07/01/2032	1,705	1,911,007
California (State of) Statewide Communities Development Authority; Series 2020 B, RB	4.00%	09/02/2022	40	40,509
Series 2020 B, RB	4.00%	09/02/2023	105	108,292
Series 2020 B, RB	4.00%	09/02/2024	110	115,112
Series 2020 B, RB	4.00%	09/02/2025	115	122,032
Series 2020 B, RB	4.00%	09/02/2026	115	123,525
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools - 47th and Main); Series 2012 A, RB	5.13%	07/01/2022	80	80,271
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	1,000	1,018,084
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017 A, Ref. RB	5.00%	04/01/2031	175	201,366
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(c)(d)	5.20%	06/01/2036	835	836,697
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012 A, RB	5.00%	04/01/2042	2,910	2,919,921
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(e)	5.00%	07/01/2029	900	935,958
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2002 B, RB (INS - AGM)(c)	5.25%	10/01/2027	5	5,019
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program); Series 2015, Ref. RB	5.00%	09/02/2035	3,515	3,816,974
Series 2021 C1, RB	2.25%	09/02/2026	1,615	1,563,821
California (State of) Statewide Communities Development Authority (Total Road Improvement Program); Series 2012 B, COP(a)(b)	5.25%	06/01/2022	515	520,995
Series 2012 B, COP(a)(b)	5.25%	06/01/2022	545	551,344
Series 2012 B, COP(a)(b)	5.25%	06/01/2022	490	495,704
Series 2012 B, COP(a)(b)	5.25%	06/01/2022	575	581,693
Series 2012 B, COP(a)(b)	5.25%	06/01/2022	605	612,042
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2030	1,500	1,690,171
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 A, RB	6.00%	05/01/2037	3,310	3,371,974
California State University; Series 2019 A, RB	4.00%	11/01/2041	3,480	3,968,961
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails); Series 2020, RB	4.00%	09/01/2037	415	452,518
Carlsbad (City of), CA Housing & Redevelopment Commission; Series 1993, RB (INS - NATL)(c)	5.30%	09/01/2023	10	10,179
Carson (City of), CA (Assessment District No. 92-1); Series 1992, RB	7.38%	09/02/2022	10	10,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued) Cathedral (City of), CA Redevelopment Agency Successor Agency; Series 2021 A, Ref. RB (INS - BAM)(c)	4.00%	08/01/2033	$1,500	$1,704,452
Series 2021 A, Ref. RB (INS - BAM)(c)	4.00%	08/01/2034	1,000	1,136,783
Series 2021 A, Ref. RB (INS - BAM)(c)	4.00%	08/01/2035	200	221,451
Cerritos (City of), CA Public Financing Authority; Series 2002 A, RB (INS - AMBAC)(c)	4.55%	11/01/2024	5	5,011
Cerritos Community College District (Election of 2018); Series 2019 A, GO Bonds	4.00%	06/01/2043	5,000	5,621,425
Chino (City of), CA Public Financing Authority; Series 2015 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2028	1,230	1,372,324
Series 2015 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2029	1,280	1,427,647
Series 2015 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2030	900	1,003,814
Series 2015 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2031	950	1,058,552
Cloverdale Unified School District (Election of 2018); Series 2019 A, GO Bonds	5.25%	08/01/2044	3,500	4,159,886
Colton (City of), CA Public Financing Authority; Series 2007 A, RB (INS - AMBAC)(c)	4.70%	04/01/2032	15	15,036
Compton (City of), CA; Series 1998, Ref. RB (INS - NATL)(c)	5.38%	09/01/2023	120	120,438
Compton Community College District; Series 2012, Ref. GO Bonds(a)(b)	5.00%	07/01/2022	1,310	1,329,118
Coronado Community Development Agency Successor Agency; Series 2018 A, Ref. RB	5.00%	09/01/2033	2,625	2,923,935
Cypress (City of), CA (Cypress Business and Professional Center Assessment District); Series 1998, RB	5.70%	09/02/2022	5	5,015
Delano Joint Union High School District; Series 2003 A, Ref. GO Bonds (INS - NATL)(c)	5.10%	02/01/2023	975	1,010,581
Desert Hot Springs (City of), CA Redevelopment Agency Successor Agency; Series 2017, Ref. RB (INS - BAM)(c)	5.00%	09/01/2030	1,215	1,413,670
Dixon (City of), CA; Series 2019, RB	5.00%	09/01/2049	2,400	2,707,947
Downey (City of), CA Community Development Commission; Series 1997, Ref. RB (INS - NATL)(c)	5.13%	08/01/2028	45	45,533
East Bay Municipal Utility District Water System Revenue (Green Bonds); Series 2019 A, RB	5.00%	06/01/2023	2,390	2,511,010
El Dorado (County of), CA (Community Facilities District No. 1992-1 El Dorado Hills Development); Series 2012, Ref. RB	5.00%	09/01/2026	620	633,420
Series 2012, Ref. RB	5.00%	09/01/2027	790	807,100
El Monte Union High School District; Series 2019 A, GO Bonds	4.00%	06/01/2037	1,440	1,592,076
Eureka (City of), CA Public Financing Authority; Series 2011, RB	5.00%	10/01/2041	3,000	3,010,203
Fontana (City of), CA (Community Facilities District No. 80); Series 2017, RB	5.00%	09/01/2026	290	326,735
Series 2017, RB	5.00%	09/01/2029	175	199,367
Fresno (City of), CA Joint Powers Financing Authority (Master Lease); Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	04/01/2030	675	775,761
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	04/01/2031	1,000	1,146,665
Series 2017 A, Ref. RB (INS - AGM)(c)	5.00%	04/01/2032	500	572,291
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB(a)(b)	5.30%	06/01/2022	355	359,176
Series 2017 A-1, Ref. RB(a)(b)	5.00%	06/01/2027	6,560	7,700,957
Series 2017 A-1, Ref. RB(a)(b)	5.00%	06/01/2027	2,090	2,453,506
Series 2017 A-1, Ref. RB(a)	5.00%	06/01/2027	1,850	2,171,764
Granada Sanitary District (2003 Reassessment & Ref.); Series 2003 A, RB	6.13%	09/02/2022	5	5,122
Hawthorne (City of), CA Community Redevelopment Agency Successor Agency (Community Facilities District No. 1999-1); Series 2010, Ref. RB	6.13%	10/01/2025	2,645	2,653,926
Hemet Unified School District; Series 2021, Ref. RB	4.00%	09/01/2026	225	241,274
Series 2021, Ref. RB	4.00%	09/01/2028	255	278,552
Series 2021, Ref. RB	4.00%	09/01/2032	335	367,696
Series 2021, Ref. RB	4.00%	09/01/2035	400	437,724
Series 2021, Ref. RB	4.00%	09/01/2036	200	218,680
Huntington Beach (City of), CA (Community Facilities District No. 2002-1 - Improvement Area A - McDonnell Centre Business Park); Series 2002 A, RB	6.25%	09/01/2027	20	20,393
Huntington Beach (City of), CA (Community Facilities District No. 2003-1 - Huntington Center); Series 2013, Ref. RB	5.25%	09/01/2025	1,055	1,057,915
Series 2013, Ref. RB	5.25%	09/01/2026	1,115	1,118,005
Series 2013, Ref. RB	5.38%	09/01/2033	1,200	1,256,605
Huntington Beach (City of), CA Redevelopment Agency; Series 1999, Ref. RB (INS - AGM)(c)	5.00%	08/01/2024	10	10,037
Huntington Park (City of), CA Public Financing Authority; Series 2004 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2022	10	10,035
Imperial (City of), CA Public Financing Authority (Water Facility); Series 2012, RB	5.00%	10/15/2026	2,735	2,806,153
Inland Empire Tobacco Securitization Corp.; Series 2019, Ref. RB	3.68%	06/01/2038	8,650	8,928,914
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued) Irvine (City of), CA; Series 2014, RB	5.00%	09/01/2039	$1,000	$1,074,517
Irvine (City of), CA (Reassessment District No. 13-1); Series 2013, RB	5.00%	09/02/2025	710	750,251
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1); Series 2014, RB	5.00%	09/01/2044	500	536,416
Jurupa (City of), CA Community Services District; Series 2013 A, RB	5.00%	09/01/2042	1,000	1,014,870
Jurupa (City of), CA Public Financing Authority; Series 2014 A, Ref. RB	5.00%	09/01/2042	1,000	1,082,089
Jurupa Community Services District; Series 2021 A, RB	4.00%	09/01/2031	100	109,461
Series 2021 A, RB	4.00%	09/01/2033	100	109,263
Series 2021 A, RB	4.00%	09/01/2034	165	180,155
Series 2021 A, RB	4.00%	09/01/2036	180	196,254
Series 2021 A, RB	4.00%	09/01/2038	385	419,055
Series 2021 A, RB	4.00%	09/01/2039	135	146,756
Series 2021 A, RB	4.00%	09/01/2040	140	152,020
La Canada Unified School District; Series 2020 B, GO Bonds	4.00%	08/01/2037	1,000	1,147,873
La Mesa (City of), CA (Assessment District No. 98-1); Series 1998, RB	5.75%	09/02/2023	15	15,291
Lodi (City of), CA Public Financing Authority; Series 2012, Ref. RB	5.25%	10/01/2026	2,000	2,007,170
Lodi Unified School District (Election of 2016); Series 2017, GO Bonds	4.00%	08/01/2041	3,740	4,146,219
Long Beach (City of), CA; Series 2015, RB	5.00%	05/15/2027	850	925,575
Long Beach (City of), CA (Community Facilities District No. 6); Series 2002, RB	6.25%	10/01/2026	30	30,084
Long Beach (City of), CA Bond Finance Authority;
Series 2007 A, RB	5.25%	11/15/2023	1,435	1,527,876
Series 2007 A, RB	5.50%	11/15/2037	100	136,450
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	30	30,127
Los Angeles (City of), CA; Series 2012 B, Ref. RB	5.00%	06/01/2024	1,575	1,592,204
Series 2012 B, Ref. RB	5.00%	06/01/2024	450	454,915
Series 2012 B, Ref. RB	5.00%	06/01/2029	595	601,349
Series 2012 C, Ref. RB	5.00%	06/01/2025	1,880	1,900,440
Series 2013 A, Ref. RB	5.00%	06/01/2027	1,400	1,467,477
Los Angeles (City of), CA Community Facilities District No. 3 (Cascades Business Park); Series 1997, RB	6.40%	09/01/2022	10	10,186
Los Angeles (City of), CA Department of Airports; Series 2012 B, RB(a)(b)	4.00%	05/15/2022	7,190	7,240,276
Series 2012 B, RB(a)(b)	5.00%	05/15/2022	500	504,507
Series 2015 A, RB(d)	4.75%	05/15/2040	8,500	9,208,855
Series 2018 B, Ref. RB(d)	5.00%	05/15/2034	1,000	1,166,153
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2013 A, RB(d)	5.00%	05/15/2033	3,500	3,639,209
Series 2018 A, RB(d)	5.25%	05/15/2038	3,565	4,182,274
Series 2018 D, Ref. RB(d)	5.00%	05/15/2030	9,000	10,721,704
Los Angeles (City of), CA Department of Water & Power; Series 2012 A, RB	5.00%	07/01/2038	1,200	1,215,733
Series 2012 A, Ref. RB	5.00%	07/01/2024	1,260	1,277,921
Series 2012 A, Ref. RB	5.00%	07/01/2026	895	907,518
Series 2012 A, Ref. RB	5.00%	07/01/2028	800	810,785
Series 2012 B, RB	5.00%	07/01/2035	1,350	1,367,836
Series 2012 B, RB	5.00%	07/01/2038	5,000	5,064,713
Series 2012 B, RB	5.00%	07/01/2043	3,915	3,965,144
Series 2012 C, RB	5.00%	07/01/2024	930	943,447
Series 2012 C, RB	5.00%	07/01/2025	1,965	1,993,146
Series 2013 A, RB	5.00%	07/01/2028	600	620,356
Series 2013 A, RB	5.00%	07/01/2029	950	982,149
Series 2018 A, Ref. RB	5.00%	07/01/2038	5,000	5,892,763
Series 2018 D, Ref. RB	5.00%	07/01/2023	1,000	1,053,256
Los Angeles (County of), CA Metropolitan Transportation Authority; Series 2013 B, RB	4.38%	07/01/2037	500	521,149
Series 2019 C, Ref. RB	5.00%	07/01/2023	1,405	1,480,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds);
Series 2020 A, RB	4.00%	06/01/2035	$1,000	$1,156,132
Series 2020 A, RB	4.00%	06/01/2036	1,000	1,155,017
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds); Series 2020 A, RB	5.00%	12/01/2023	1,250	1,335,660
Los Angeles Community College District; Series 2016, Ref. GO Bonds	4.00%	08/01/2037	3,000	3,299,811
Los Angeles Unified School District; Series 2020 C, GO Bonds	4.00%	07/01/2040	6,625	7,526,985
Los Angeles Unified School District (Headquarters Building); Series 2012 B, Ref. COP	5.00%	10/01/2027	250	255,769
Los Angeles(City of), CA Department of Water & Power; Series 2013 A, RB	5.00%	07/01/2029	1,440	1,488,242
Madera (County of), CA (Valley Children’s Hospital);
Series 1995, COP (INS - NATL)(c)	5.75%	03/15/2028	455	490,140
Series 1998, COP (INS - NATL)(c)	5.00%	03/15/2023	225	226,810
Manteca Unified School District (Community Facilities District No. 1989-2); Series 2013 F, RB (INS - AGM)(c)	5.00%	09/01/2027	1,285	1,360,022
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 A, RB	5.00%	09/01/2033	340	380,016
Series 2018 B, RB	5.00%	09/01/2033	250	279,424
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2028	20	20,007
Metropolitan Water District of Southern California;
Series 2012 A, Ref. RB	5.00%	10/01/2026	250	250,848
Series 2012 A, Ref. RB	5.00%	10/01/2029	1,020	1,023,435
Series 2012 A, Ref. RB	5.00%	10/01/2031	950	953,176
Modesto (City of), CA (Golf Course); Series 1993 B, COP (INS - NATL)(c)	5.00%	11/01/2023	125	126,633
Monrovia (City of), CA Redevelopment Agency Successor Agency (Central Redevelopment - Project Area No. 1); Series 2013, Ref. RB	5.00%	08/01/2026	1,000	1,014,986
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(c)	4.00%	12/01/2036	310	355,141
Series 2020 A, RB (INS - BAM)(c)	4.00%	12/01/2037	495	566,912
Series 2020 A, RB (INS - BAM)(c)	4.00%	12/01/2038	555	633,438
Series 2020 A, RB (INS - BAM)(c)	4.00%	12/01/2039	470	535,400
Series 2020 A, RB (INS - BAM)(c)	4.00%	12/01/2040	600	679,272
Series 2020 B, RB (INS - BAM)(c)	4.00%	12/01/2035	1,000	1,148,665
Mountain View (City of), CA; Series 2004 A, RB (INS - NATL)(c)	4.50%	06/01/2026	10	10,030
M-S-R Public Power Agency; Series 1991 E, RB(a)	6.00%	07/01/2022	15	15,267
Municipal Improvement Corp. of Los Angeles; Series 2020 B, RB	5.00%	11/01/2040	1,985	2,429,627
Napa Valley Unified School District; Series 2019 C, GO Bonds (INS - AGM)(c)	4.00%	08/01/2040	3,500	3,848,210
Natomas Unified School District; Series 2014, Ref. GO Bonds (INS - BAM)(c)	5.00%	08/01/2026	760	801,185
Northern California Energy Authority; Series 2018 A, RB(b)	4.00%	07/01/2024	5,000	5,255,064
Northern California Power Agency (Hydroelectric);
Series 2012 A, Ref. RB	5.00%	07/01/2027	1,175	1,191,989
Series 2012 A, Ref. RB	5.00%	07/01/2031	1,425	1,445,460
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,750	1,869,241
Oakland (Port of), CA;
Series 2012 P, Ref. RB(d)	5.00%	05/01/2033	1,000	1,007,202
Series 2021 H, Ref. RB(d)	5.00%	05/01/2023	2,245	2,342,389
Oakland Unified School District; Series 2021 A, GO Bonds (INS - BAM)(c)	4.00%	08/01/2046	3,315	3,753,203
Oakland Unified School District (County of Alameda);
Series 2015 A, GO Bonds(a)(b)	5.00%	08/01/2025	1,000	1,118,879
Series 2016, Ref. GO Bonds (INS - BAM)(c)	5.00%	08/01/2030	5,000	5,753,152
Oakland Unified School District (Election of 2006); Series 2012 A, GO Bonds	5.00%	08/01/2022	225	229,112
Oceanside (City of), CA (Community Facilities District No.200-1 - Ocean Ranch Corporate Centre);
Series 2013 A, Ref. RB	5.00%	09/01/2026	685	715,910
Series 2013 A, Ref. RB	5.00%	09/01/2027	745	777,613
Series 2013 A, Ref. RB	5.00%	09/01/2028	805	838,947
Orange (City of), CA (Community Facilities District No. 91-2 - Serrano Heights Public Improvements); Series 2013, Ref. RB(a)(b)	5.00%	10/01/2022	1,495	1,531,798
Orange (City of), CA Community Facilities District (Serrano Heights Public Improvements); Series 2013, Ref. RB(a)(b)	5.00%	10/01/2022	1,720	1,762,336
Orange County Water District; Series 2019 A, COP	2.00%	08/15/2023	2,250	2,271,989
Oxnard (City of), CA Financing Authority; Series 2014, Ref. RB (INS - AGM)(c)	5.00%	06/01/2029	2,000	2,154,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Palm Desert (City of), CA;
Series 2021 A, Ref. RB	3.00%	09/01/2022	$250	$251,897
Series 2021 A, Ref. RB	3.00%	09/01/2023	270	274,086
Series 2021 A, Ref. RB	3.00%	09/01/2024	280	285,058
Series 2021 A, Ref. RB	4.00%	09/01/2025	290	306,920
Palo Alto (City of), CA; Series 1999 A, Ref. RB (INS - AMBAC)(c)	5.25%	06/01/2024	15	15,175
Palomar Health; Series 2016, Ref. RB	5.00%	11/01/2031	1,625	1,846,825
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(c)	6.00%	08/01/2027	185	204,924
Series 2014 A, GO Bonds (INS - BAM)(c)	6.00%	08/01/2028	205	226,974
Perris Union High School District; Series 2019 A, GO Bonds (INS - AGM)(c)	4.00%	09/01/2040	2,000	2,279,907
Poway Unified School District Public Financing Authority;
Series 2013, RB	5.00%	09/15/2025	845	895,574
Series 2013, RB	5.00%	09/15/2029	1,175	1,245,325
Rancho Cucamonga (City of), CA (Community Facilities District No. 2003-01 - Improvement Area No. 1); Series 2013, Ref. RB	5.75%	09/01/2028	1,800	1,805,577
Rancho Mirage (City of), CA (Reassessment District No. R22-85);
Series 2002, Ref. RB	5.75%	09/02/2022	5	5,090
Series 2002, Ref. RB	5.75%	09/02/2026	20	20,288
Rancho Mirage (City of), CA (Reassessment District No. R25-90); Series 1998, Ref. RB	5.50%	09/02/2024	5	5,059
Redlands (City of), CA (Community Facilities District No. 2003-1 - Redlands Business Center); Series 2004, RB	5.85%	09/01/2033	10	10,149
Redwood City (City of), CA (Community Facilities District No. 99- 1); Series 2012, Ref. RB	5.00%	09/01/2029	690	699,743
Richmond (City of), CA Joint Powers Financing Authority; Series 2016, RB	5.50%	11/01/2029	5,980	6,760,958
Riverside (City of), CA (Riverwalk Auto Center Assessment District);
Series 2012, Ref. RB	5.00%	09/02/2023	315	320,391
Series 2012, Ref. RB	5.00%	09/02/2024	335	340,426
Riverside (City of), CA (Riverwalk Business Center Assessment District); Series 2004, RB	6.25%	09/02/2029	200	204,725
Riverside (City of), CA Public Financing Authority;
Series 2012 A, Ref. RB	5.00%	11/01/2027	1,640	1,684,945
Series 2012 A, Ref. RB	5.00%	11/01/2028	1,155	1,186,183
Riverside (County of), CA (Community Facilities District No. 04-2); Series 2012, Ref. RB	5.00%	09/01/2028	450	457,043
Riverside (County of), CA Community Facilities Districts (Scott Road); Series 2013, RB	5.00%	09/01/2042	3,000	3,041,913
Riverside Unified School District;
Series 2020, RB	4.00%	09/01/2034	500	546,195
Series 2020, RB	4.00%	09/01/2037	500	545,202
Series 2020, RB	4.00%	09/01/2040	350	380,049
Series 2021, RB	4.00%	09/01/2035	295	320,915
Series 2021, RB	4.00%	09/01/2036	305	331,719
Series 2021, RB	4.00%	09/01/2037	320	347,722
Series 2021, RB	4.00%	09/01/2038	330	358,125
Series 2021, RB	4.00%	09/01/2039	345	373,745
Series 2021, RB	4.00%	09/01/2040	190	205,294
Romoland School District Community Facilities No. 2004-1;
Series 2013, RB	5.00%	09/01/2025	365	382,313
Series 2013, RB	5.00%	09/01/2026	440	460,388
Series 2013, RB	5.00%	09/01/2027	405	423,342
Series 2013, RB	5.00%	09/01/2028	500	521,991
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1- Public Facilities);
Series 2020, RB	4.00%	09/01/2033	235	255,879
Series 2020, RB	4.00%	09/01/2035	275	299,010
Series 2020, RB	4.00%	09/01/2037	320	347,378
Roseville (City of), CA Natural Gas Financing Authority;
Series 2007, RB	5.00%	02/15/2023	80	82,909
Series 2007, RB	5.00%	02/15/2024	265	282,829
Series 2007, RB	5.00%	02/15/2025	100	109,622
Sacramento (City of), CA (2019 Sacramento Tourism Infrastructure District - Convention Center Ballroom);
Series 2019, RB	4.00%	06/01/2034	1,265	1,400,928
Series 2019, RB	4.00%	06/01/2037	1,760	1,944,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (City of), CA Financing Authority;
Series 2013 A, Ref. RB	5.00%	09/01/2024	$1,840	$1,910,695
Series 2013 A, Ref. RB	5.00%	09/01/2025	850	882,399
Series 2013 A, Ref. RB (INS - AGM)(c)	5.00%	09/01/2026	785	814,921
Series 2013 A, Ref. RB	5.00%	09/01/2027	455	472,343
Sacramento (City of), CA Municipal Utility District;
Series 2012 Y, Ref. RB	5.00%	08/15/2026	760	774,843
Series 2012 Y, Ref. RB	5.00%	08/15/2028	1,000	1,019,439
Series 2012 Y, Ref. RB	5.00%	08/15/2030	1,800	1,834,658
Series 2012 Y, Ref. RB	5.00%	08/15/2031	1,000	1,019,208
Series 2012 Y, Ref. RB	5.00%	08/15/2032	1,500	1,528,743
Series 2012 Y, Ref. RB	5.00%	08/15/2033	3,620	3,689,200
Series 2015, Ref. RB	5.00%	07/01/2030	1,235	1,378,976
Sacramento (City of), CA Suburban Water District; Series 2012 A, Ref. RB	4.00%	11/01/2027	120	122,415
Sacramento (County of), CA;
Series 1991 A, RB(a)(d)	7.25%	10/01/2023	1,255	1,311,221
Series 2018 C, Ref. RB(d)	5.00%	07/01/2037	2,200	2,538,562
Series 2018 C, Ref. RB(d)	5.00%	07/01/2038	3,800	4,378,484
Sacramento (County of), CA (Juvenile Courthouse);
Series 2003, COP (INS - AMBAC)(c)	5.00%	12/01/2022	555	556,817
Series 2003, COP (INS - AMBAC)(c)	5.00%	12/01/2023	430	431,295
Sacramento (County of), CA Housing Authority; Series 2002 C, RB (INS - AMBAC)(c)(d)	5.25%	06/01/2027	255	255,248
Sacramento (County of), CA Public Financing Authority;
Series 2003 A, RB (INS - NATL)(c)	5.00%	12/01/2022	5	5,014
Series 2003 A, RB (INS - NATL)(c)	5.13%	12/01/2028	15	15,041
Salinas (City of), CA Redevelopment Agency; Series 1996 A, RB (INS - AGM)(c)	5.50%	11/01/2023	45	45,154
San Bernardino (City of), CA Joint Powers Financing Authority;
Series 1999, Ref. COP (INS - NATL)(c)	5.50%	09/01/2024	190	190,692
Series 2005 A, Ref. RB (INS - AGM)(c)	5.75%	10/01/2023	180	192,832
San Bernardino (City of), CA Redevelopment Agency Successor Agency; Series 1995, RB(d)	7.88%	07/01/2025	15	15,151
San Bernardino (County of), CA Redevelopment Agency Successor Agency (San Sevaine Redevelopment); Series 2016 B, Ref. RB (INS - AGM)(c)	5.00%	09/01/2028	285	318,103
San Bernardino Joint Powers Financing Authority;
Series 2005 B, Ref. RB (INS - AGM)(c)	5.75%	10/01/2022	50	51,355
Series 2005 B, Ref. RB (INS - AGM)(c)	5.75%	10/01/2023	70	74,990
San Carlos School District (Election of 2012); Series 2013, GO Bonds	5.00%	10/01/2028	120	127,442
San Clemente (City of), CA;
Series 2021, Ref. RB	4.00%	09/01/2026	100	107,677
Series 2021, Ref. RB	4.00%	09/01/2027	100	108,425
Series 2021, Ref. RB	4.00%	09/01/2028	100	109,173
Series 2021, Ref. RB	4.00%	09/01/2029	100	109,983
Series 2021, Ref. RB	4.00%	09/01/2030	100	109,913
San Diego (City of), CA (Assessment District No. 4096);
Series 2013, Ref. RB	5.00%	09/02/2022	165	167,836
Series 2013, Ref. RB	5.00%	09/02/2023	175	177,677
Series 2013, Ref. RB	5.00%	09/02/2024	185	187,643
Series 2013, Ref. RB	5.00%	09/02/2025	190	192,587
Series 2013, Ref. RB	5.13%	09/02/2026	205	207,813
Series 2013, Ref. RB	5.13%	09/02/2027	215	217,876
Series 2013, Ref. RB	5.25%	09/02/2028	225	228,040
Series 2013, Ref. RB	5.38%	09/02/2029	240	243,311
Series 2013, Ref. RB	5.38%	09/02/2030	250	253,415
Series 2013, Ref. RB	5.50%	09/02/2031	260	263,670
Series 2013, Ref. RB	5.50%	09/02/2032	280	283,948
San Diego (City of), CA Community Facilities District No. 3;
Series 2013, Ref. RB	5.00%	09/01/2025	545	570,519
Series 2013, Ref. RB	5.00%	09/01/2027	610	637,165
Series 2013, Ref. RB	5.00%	09/01/2028	640	667,761
Series 2013, Ref. RB	5.00%	09/01/2030	720	750,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement);
Series 2015 A, RB	5.00%	10/15/2033	$1,250	$1,394,927
Series 2015 A, RB	5.00%	10/15/2034	1,000	1,115,195
San Diego (City of), CA Redevelopment Agency Successor Agency; Series 2003 B, RB	5.25%	09/01/2026	95	95,368
San Diego (County of), CA Regional Airport Authority;
Series 2013 B, RB(a)(b)(d)	5.00%	07/01/2023	1,520	1,598,041
Series 2017 B, RB(d)	5.00%	07/01/2037	1,000	1,136,443
Series 2020, Ref. RB	5.00%	07/01/2040	2,000	2,425,445
San Diego (County of), CA Water Authority; Series 1998 A, COP (INS - NATL)(c)	4.75%	05/01/2028	95	95,293
San Francisco (City & County of), CA;
Series 2012 D, GO Bonds	5.00%	06/15/2024	2,125	2,152,101
Series 2012 D, GO Bonds	5.00%	06/15/2025	1,280	1,295,950
Series 2012 D, GO Bonds	5.00%	06/15/2026	1,950	1,974,242
Series 2015 A, COP	5.00%	04/01/2029	700	730,097
Series 2015 R1, Ref. GO Bonds	4.00%	06/15/2030	100	103,719
Series 2017 B, COP	4.00%	04/01/2042	2,250	2,437,186
Series 2021 A, COP	4.00%	04/01/2038	5,010	5,706,158
San Francisco (City & County of), CA (Bayshore Hester Assessment District No. 95-1); Series 1996, RB	6.85%	09/02/2026	20	20,972
San Francisco (City & County of), CA (Earthquake Safety & Emergency); Series 2014 D, GO Bonds	4.00%	06/15/2031	750	756,923
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2012 A, Ref. RB(a)(b)(d)	5.00%	05/02/2022	1,430	1,440,351
Second Series 2012 A, Ref. RB(a)(b)(d)	5.00%	05/02/2022	1,000	1,007,239
Second Series 2012 A, Ref. RB(a)(b)(d)	5.00%	05/02/2022	620	624,488
Second Series 2012, Ref. RB(a)(b)	5.00%	05/02/2022	1,000	1,007,409
Second Series 2013 A, RB(d)	5.50%	05/01/2028	3,330	3,485,693
Series 2018 D, RB(d)	5.25%	05/01/2048	8,000	9,258,213
Series 2019 A, RB(d)	5.00%	05/01/2037	8,000	9,374,245
San Francisco (City & County of), CA Public Utilities Commission;
Series 2013 B, RB	5.00%	10/01/2032	3,610	3,692,452
Series 2013 B, RB	4.00%	10/01/2035	16,695	16,973,102
Series 2021 B, RB	4.00%	11/01/2043	1,355	1,541,725
Series 2021 B, RB	4.00%	11/01/2044	1,465	1,663,771
San Francisco (City & County of), CA Redevelopment Agency Successor Agency; Series 2013 A, Ref. RB	5.00%	08/01/2023	500	507,594
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 C, RB(h)	0.00%	08/01/2036	1,245	558,912
San Francisco Bay Area Rapid Transit District;
Series 2019 A, RB	4.00%	07/01/2038	3,390	3,768,577
Series 2019 A, RB	4.00%	07/01/2039	2,075	2,303,378
San Francisco Community College District (Election of 2020); Series 2020 A, GO Bonds	4.00%	06/15/2045	3,045	3,432,522
San Francisco Unified School District;
Series 2014 B, GO Bonds	4.00%	06/15/2027	1,010	1,019,734
Series 2014 B, GO Bonds	4.00%	06/15/2032	5,300	5,348,001
Series 2014 B, GO Bonds	4.25%	06/15/2033	4,250	4,291,519
San Jacinto (City of), CA Community Facilities District No. 2002-1; Series 2016, Ref. RB	5.00%	09/01/2026	925	1,048,558
San Jose (City of), CA;
Series 2017 A, Ref. RB(d)	5.00%	03/01/2035	500	564,934
Series 2017 A, Ref. RB(d)	5.00%	03/01/2036	1,000	1,129,233
Series 2017 A, Ref. RB(d)	5.00%	03/01/2037	1,250	1,410,515
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(d)	6.10%	01/01/2031	25	25,005
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	1,840	1,844,049
San Luis Obispo (County of), CA; Series 2007, COP (INS - AGM)(c)	4.25%	10/15/2026	15	15,034
Santa Barbara (County of), CA; Series 2018 B, COP(d)	5.25%	12/01/2032	9,600	11,535,464
Santa Clara (County of), CA (Election of 2008);
Series 2013 B, GO Bonds	5.00%	08/01/2023	665	676,106
Series 2013 B, GO Bonds	5.00%	08/01/2025	5,975	6,083,182
Series 2013 B, GO Bonds	4.00%	08/01/2042	8,000	8,097,078
Santa Clara (County of), CA Financing Authority; Series 2018 A, RB	4.00%	04/01/2043	7,000	7,818,285
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(d)	5.85%	08/01/2031	$1,650	$1,655,511
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	1,430	1,431,087
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center);
Series 2012, Ref. RB	5.00%	11/15/2023	635	649,835
Series 2012, Ref. RB	5.00%	11/15/2024	325	332,215
Series 2012, Ref. RB	5.00%	11/15/2025	925	944,833
Series 2012, Ref. RB	5.00%	11/15/2027	785	800,864
Series 2012, Ref. RB	5.00%	11/15/2028	1,170	1,192,945
Santa Nella (County of), CA Water District; Series 1998, Ref. RB	6.25%	09/02/2028	15	14,906
Saugus Union School District;
Series 2013, Ref. RB	5.00%	09/01/2025	710	743,569
Series 2013, Ref. RB	5.00%	09/01/2026	770	805,212
Series 2013, Ref. RB	5.00%	09/01/2027	830	867,087
Series 2013, Ref. RB	5.00%	09/01/2028	895	933,552
Saugus Union School District Financing Authority;
Series 2021 A, RB (INS - BAM)(c)	4.00%	09/01/2038	650	721,545
Series 2021 A, RB (INS - BAM)(c)	4.00%	09/01/2041	260	287,331
Selma (City of), CA Redevelopment Agency; Series 2010 A, RB	5.75%	09/01/2024	1,075	1,077,223
Simi Valley (City of), CA Community Development Agency (Merged Tapo Canyon & West End Community Development); Series 2003, Ref. RB (INS - NATL)(c)	5.00%	09/01/2030	25	25,076
Solana Beach School District; Series 2012, RB	5.00%	09/01/2032	2,655	2,710,725
Sonora Union High School District (Election of 2012); Series 2013 A, GO Bonds (INS - AGM)(c)	5.63%	08/01/2029	1,020	1,084,042
South Pasadena (City of), CA; Series 2016, Ref. RB (INS - BAM)(c)	5.00%	10/01/2036	1,115	1,273,687
South Tahoe Joint Powers Financing Authority; Series 2014, Ref. RB (INS - AGM)(c)	4.00%	10/01/2034	500	528,102
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2037	1,170	1,365,289
Series 2019, Ref. RB	5.00%	06/01/2038	2,000	2,329,631
Series 2019, Ref. RB	5.00%	06/01/2039	1,810	2,105,316
Series 2019, Ref. RB	5.00%	06/01/2048	7,335	8,331,215
Stockton Unified School District;
Series 2012, Ref. GO Bonds (INS - AGM)(c)	5.00%	07/01/2025	1,620	1,643,751
Series 2012, Ref. GO Bonds (INS - AGM)(c)	5.00%	07/01/2026	1,115	1,131,084
Sunnyvale (City of), CA; Series 1998 A, Ref. COP (INS - AMBAC)(c)	5.00%	10/01/2022	5	5,017
Sutter & Butte (Counties of), CA Flood Agency;
Series 2013, RB	5.00%	10/01/2025	300	317,971
Series 2013, RB	5.00%	10/01/2026	415	439,726
Series 2013, RB	5.00%	10/01/2027	700	741,479
Series 2013, RB	5.00%	10/01/2028	1,465	1,550,858
Series 2013, RB	5.00%	10/01/2029	1,490	1,576,357
Tejon Ranch Public Facilities Finance Authority (Community Facilities District No. 2000-1 - Tejon Industrial Complex Public Improvements); Series 2012, Ref. RB	5.25%	09/01/2028	825	838,144
Three Rivers Levee Improvement Authority;
Series 2021, Ref. RB	4.00%	09/01/2026	220	235,913
Series 2021, Ref. RB	4.00%	09/01/2028	260	284,014
Series 2021, Ref. RB	4.00%	09/01/2030	300	332,143
Series 2021, Ref. RB	4.00%	09/01/2032	100	110,203
Tracy (City of), CA Community Facilities District No. 93-1 (I-205 Parcel GL-17);
Series 1996 A, RB	6.30%	09/01/2026	25	25,501
Series 2002, RB	6.25%	09/01/2032	25	25,074
Transbay Joint Powers Authority (Green Bonds); Series 2020 B, RB	2.40%	10/01/2049	4,385	4,330,580
Truckee (Town of), CA Donner Public Utility District (Community Facilities District No. 04-1); Series 2004, RB	5.80%	09/01/2035	30	29,315
Tustin (City of), CA Community Facilities District;
Series 2013, Ref. RB	5.00%	09/01/2024	420	443,020
Series 2013, Ref. RB	5.00%	09/01/2025	445	468,820
Series 2013, Ref. RB	5.00%	09/01/2026	470	495,213
Series 2013, Ref. RB	5.00%	09/01/2027	490	515,843
Series 2013, Ref. RB	5.00%	09/01/2028	515	541,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
University of California;
Series 2012 G, RB(a)(b)	5.00%	05/15/2022	$30	$30,270
Series 2012, RB(a)(b)	5.00%	05/15/2022	1,120	1,130,120
Series 2013 AF, RB	5.00%	05/15/2027	880	921,916
Series 2013 AI, RB	5.00%	05/15/2038	900	940,761
University of California (Limited);
Series 2012, RB(a)(b)	5.00%	05/15/2022	10	10,090
Series 2012, RB(a)(b)	5.00%	05/15/2022	310	312,801
Series 2012, RB(a)(b)	5.00%	05/15/2022	15	15,135
Series 2012, RB(a)(b)	5.00%	05/15/2022	405	408,659
Vacaville (City of), CA Redevelopment Agency Successor Agency; Series 2000 A, Ref. RB	6.00%	11/01/2024	95	95,566
Vallejo (City of), CA;
Series 2003 A, RB	6.00%	09/01/2026	30	30,395
Series 2003 A, RB	6.13%	09/01/2034	30	30,388
Vernon (City of), CA; Series 2012 A, RB(a)	5.13%	08/01/2033	850	865,290
Victorville (City of), CA Redevelopment Agency; Series 2002 A, RB (INS - AGM)(c)	5.13%	12/01/2031	20	20,060
Vista Unified School District; Series 1998, COP (INS - AGM)(c)	5.13%	05/01/2023	5	5,033
Wasco (City of), CA Public Financing Authority; Series 1994, RB	7.50%	09/15/2023	5	5,017
Western Riverside (County of), CA Water & Wastewater Financing Authority; Series 2013 A-1, Ref. RB	5.00%	09/01/2025	2,335	2,470,246
William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2013, Ref. RB	5.00%	09/01/2025	835	874,479
Wiseburn School District (Election of 2010); Series 2012 C, GO Bonds	4.13%	08/01/2033	2,045	2,072,668
				774,535,978

Puerto Rico–3.55%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	4,919	5,048,997
Series 2002, RB	5.50%	05/15/2039	3,000	3,078,735
Puerto Rico (Commonwealth of);
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(c)	6.00%	07/01/2027	370	372,350
Series 2006 A, Ref. GO Bonds(f)	5.00%	07/01/2022	200	198,000
Series 2006 A, Ref. GO Bonds(f)	5.00%	07/01/2049	130	129,838
Series 2007 A, Ref. GO Bonds(f)	5.00%	07/01/2049	1,000	987,500
Series 2009 A, Ref. GO Bonds(f)	5.63%	07/01/2031	560	565,600
Series 2011 E, Ref. GO Bonds(f)	6.00%	07/01/2029	2,000	2,030,000
Series 2011 E, Ref. GO Bonds(f)	5.38%	07/01/2030	100	98,000
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB (INS - AGC)(c)	6.13%	07/01/2024	30	31,227
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(c)	5.00%	07/01/2022	175	176,090
Series 2004 PP, Ref. RB (INS - NATL)(c)	5.00%	07/01/2025	470	472,653
Series 2005 RR, RB (INS - NATL)(c)	5.00%	07/01/2023	3,690	3,711,788
Series 2005 RR, RB (INS - NATL)(c)	5.00%	07/01/2024	520	522,974
Series 2005 SS, Ref. RB (INS - NATL)(c)	5.00%	07/01/2024	100	100,572
Series 2005 SS, Ref. RB (INS - NATL)(c)	5.00%	07/01/2025	25	25,141
Series 2007 UU, Ref. RB (INS - AGM)(c)	5.00%	07/01/2024	455	463,750
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 G, RB (INS - FGIC)(c)(i)	5.00%	07/01/2022	70	68,775
Series 2003, RB (INS - AGC)(c)	5.00%	07/01/2028	175	176,313
Series 2004 J, RB (INS - NATL)(c)	5.00%	07/01/2029	600	603,250
Series 2005 L, Ref. RB (INS - FGIC)(c)(i)	5.25%	07/01/2022	1,000	982,500
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(d)	6.63%	06/01/2026	2,365	2,447,775
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.00%	04/01/2022	100	101,595
Puerto Rico (Commonwealth of) Municipal Finance Agency; Series 2002 A, RB (INS - AGM)(c)	4.75%	08/01/2022	40	40,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Public Finance Corp.;
Series 2011 B, RB(f)	6.00%	08/01/2024	$600	$34,500
Series 2011 B, RB(f)	6.00%	08/01/2025	1,400	80,500
Series 2011 B, RB(f)	6.00%	08/01/2026	3,300	189,750
Series 2011 B, RB(f)	5.50%	08/01/2031	1,750	100,627
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	4,057	4,385,370
Series 2018 A-1, RB	4.55%	07/01/2040	4	4,431
Series 2018 A-1, RB(h)	0.00%	07/01/2046	5	1,624
Series 2018 A-1, RB(h)	0.00%	07/01/2051	5	1,177
Series 2018 A-1, RB	4.75%	07/01/2053	4	4,424
Series 2018 A-1, RB	5.00%	07/01/2058	5	5,607
Series 2019 A-2, RB	4.54%	07/01/2053	46	50,308
Series 2019 A-2, RB	4.78%	07/01/2058	620	685,713
University of Puerto Rico;
Series 2006 P, Ref. RB (INS - NATL)(c)	5.00%	06/01/2024	100	100,573
Series 2006 P, Ref. RB	5.00%	06/01/2024	315	312,637
				28,390,864

Guam–0.26%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	1,160	1,258,832
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(c)	5.00%	10/01/2022	155	158,504
Series 2012 A, Ref. RB (INS - AGM)(c)	5.00%	10/01/2025	265	270,445
Series 2012 A, Ref. RB (INS - AGM)(c)	5.00%	10/01/2026	225	229,661
Series 2012 A, Ref. RB (INS - AGM)(c)	5.00%	10/01/2027	155	158,237
				2,075,679

Virgin Islands–0.09%
Virgin Islands (Government of) Public Finance Authority;
Series 2006, RB (INS - NATL)(c)	5.00%	10/01/2022	25	25,385
Series 2006, RB (INS - NATL)(c)	5.00%	10/01/2023	300	304,905
Series 2006, RB (INS - NATL)(c)	5.00%	10/01/2024	90	91,460
Series 2006, RB (INS - NATL)(c)	5.00%	10/01/2025	170	172,753
Series 2006, RB (INS - NATL)(c)	5.00%	10/01/2026	125	127,027
				721,530
Total Municipal Obligations (Cost $803,063,242)				805,724,051

U.S. Dollar Denominated Bonds & Notes–0.15%
California–0.15%
CalPlant I LLC;
Series 21A(e)	9.50%	10/12/2022	240	239,885
Series 21B(e)	9.50%	10/12/2022	905	904,240
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,145,000)				1,144,125
TOTAL INVESTMENTS IN SECURITIES(j)–100.95% (Cost $804,208,242)				806,868,176
BORROWINGS–(1.56)%				(12,500,000)
OTHER ASSETS LESS LIABILITIES–0.61%				4,946,333
NET ASSETS–100.00%				$799,314,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Limited Term California Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
SGI	– Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Security subject to the alternative minimum tax.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $23,952,945, which represented 3.00% of the Fund’s Net Assets.

(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $7,414,315, which represented less than 1% of the Fund’s Net Assets.

(g)	Restricted security. The aggregate value of these securities at February 28, 2022 was $3,535,500, which represented less than 1% of the Fund’s Net Assets.
(h)	Zero coupon bond issued at a discount.
(i)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(j)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Build America Mutual Assurance Co.	5.93%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Limited Term California Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $804,208,242)	$806,868,176

Receivable for:
Investments sold	1,323,950

Fund shares sold	739,965

Interest	10,127,398

Investments matured, at value (Cost $109,698)	108,078

Investment for trustee deferred compensation and retirement plans	38,685

Other assets	134,495

Total assets	819,340,747

Liabilities:

Payable for:
Borrowings	12,500,000

Investments purchased	4,509,358

Dividends	580,615

Fund shares reacquired	1,984,299

Amount due custodian	88,025

Accrued fees to affiliates	228,377

Accrued interest expense	2,769

Accrued trustees’ and officers’ fees and benefits	10,736

Accrued other operating expenses	83,374

Trustee deferred compensation and retirement plans	38,685

Total liabilities	20,026,238

Net assets applicable to shares outstanding	$799,314,509

Net assets consist of:

Shares of beneficial interest	$855,469,469

Distributable earnings (loss)	(56,154,960)

$799,314,509

Net Assets:

Class A	$344,777,464

Class C	$35,663,353

Class Y	$412,390,803

Class R6	$6,482,889

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	105,415,082

Class C	10,957,835

Class Y	125,725,161

Class R6	1,985,215

Class A:
Net asset value per share	$3.27

Maximum offering price per share
(Net asset value of $3.27 ÷ 97.50%)	$3.35

Class C:
Net asset value and offering price per share	$3.25

Class Y:
Net asset value and offering price per share	$3.28

Class R6:
Net asset value and offering price per share	$3.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Limited Term California Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$19,536,781

Expenses:
Advisory fees	3,236,278

Administrative services fees	111,046

Custodian fees	2,473

Distribution fees:
Class A	860,603

Class C	425,659

Interest, facilities and maintenance fees	311,170

Transfer agent fees - A, C and Y	509,266

Trustees’ and officers’ fees and benefits	29,912

Registration and filing fees	69,166

Reports to shareholders	18,885

Professional services fees	114,703

Other	13,937

Total expenses	5,703,098

Net investment income	13,833,683

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(1,703,658)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(12,973,733)

Net realized and unrealized gain (loss)	(14,677,391)

Net increase (decrease) in net assets resulting from operations	$(843,708)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Limited Term California Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$ 13,833,683	$ 15,389,339

Net realized gain (loss)	(1,703,658)	3,724,612

Change in net unrealized appreciation (depreciation)	(12,973,733)	(18,644,725)

Net increase (decrease) in net assets resulting from operations	(843,708)	469,226

Distributions to shareholders from distributable earnings:
Class A	(7,442,945)	(6,654,547)

Class C	(604,644)	(1,051,608)

Class Y	(9,547,678)	(8,053,063)

Class R6	(214,370)	(305,174)

Total distributions from distributable earnings	(17,809,637)	(16,064,392)

Share transactions–net:
Class A	34,757,274	68,792,907

Class C	(10,358,126)	(25,611,681)

Class Y	81,690,816	49,816,520

Class R6	(4,210,637)	1,891,096

Net increase in net assets resulting from share transactions	101,879,327	94,888,842

Net increase in net assets	83,225,982	79,293,676

Net assets:
Beginning of year	716,088,527	636,794,851

End of year	$799,314,509	$716,088,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Limited Term California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value,end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/22	$3.34	$0.06	$(0.06)	$0.00	$(0.07)	$3.27	0.04%	$344,777	0.80%	0.80%	0.76%	1.66%	29%
Year ended 02/28/21	3.42	0.08	(0.08)	0.00	(0.08)	3.34	0.09	317,908	0.85	0.85	0.79	2.35	27
Seven months ended 02/29/20	3.32	0.05	0.10	0.15	(0.05)	3.42	4.51	255,461	0.84(d)	0.84(d)	0.78(d)	2.60(d)	13
Year ended 07/31/19	3.16	0.09	0.15	0.24	(0.08)	3.32	7.69	220,719	0.94	0.95	0.82	2.75	36
Year ended 07/31/18	3.15	0.09	0.01	0.10	(0.09)	3.16	3.19	182,533	0.98	0.98	0.85	2.79	20
Year ended 07/31/17	3.29	0.10	(0.13)	(0.03)	(0.11)	3.15	(0.81)	239,256	0.91	0.91	0.81	3.25	21
Class C
Year ended 02/28/22	3.32	0.03	(0.05)	(0.02)	(0.05)	3.25	(0.71)	35,663	1.55	1.55	1.51	0.91	29
Year ended 02/28/21	3.40	0.05	(0.07)	(0.02)	(0.06)	3.32	(0.65)	46,761	1.60	1.60	1.54	1.60	27
Seven months ended 02/29/20	3.31	0.04	0.08	0.12	(0.03)	3.40	3.76	74,037	1.59(d)	1.59(d)	1.53(d)	1.84(d)	13
Year ended 07/31/19	3.15	0.06	0.16	0.22	(0.06)	3.31	6.91	76,761	1.70	1.71	1.58	1.99	36
Year ended 07/31/18	3.14	0.06	0.01	0.07	(0.06)	3.15	2.43	94,579	1.73	1.73	1.60	2.03	20
Year ended 07/31/17	3.28	0.08	(0.13)	(0.05)	(0.09)	3.14	(1.56)	122,816	1.67	1.67	1.57	2.50	21
Class Y
Year ended 02/28/22	3.35	0.06	(0.05)	0.01	(0.08)	3.28	0.30	412,391	0.55	0.55	0.51	1.91	29
Year ended 02/28/21	3.43	0.09	(0.08)	0.01	(0.09)	3.35	0.35	340,628	0.60	0.60	0.54	2.60	27
Seven months ended 02/29/20	3.33	0.06	0.09	0.15	(0.05)	3.43	4.64	298,245	0.59(d)	0.59(d)	0.53(d)	2.84(d)	13
Year ended 07/31/19	3.17	0.10	0.15	0.25	(0.09)	3.33	7.93	251,897	0.70	0.71	0.58	2.99	36
Year ended 07/31/18	3.16	0.09	0.02	0.11	(0.10)	3.17	3.43	180,248	0.73	0.73	0.60	3.03	20
Year ended 07/31/17	3.30	0.11	(0.13)	(0.02)	(0.12)	3.16	(0.57)	192,683	0.67	0.67	0.57	3.43	21
Class R6
Year ended 02/28/22	3.34	0.07	(0.06)	0.01	(0.08)	3.27	0.37	6,483	0.49	0.49	0.45	1.97	29
Year ended 02/28/21	3.41	0.09	(0.07)	0.02	(0.09)	3.34	0.70	10,792	0.53	0.54	0.47	2.67	27
Seven months ended 02/29/20	3.32	0.05	0.09	0.14	(0.05)	3.41	4.38	9,052	0.50(d)	0.56(d)	0.50(d)	2.94(d)	13
Period ended 07/31/19(e)	3.29	0.02	0.03	0.05	(0.02)	3.32	1.44	166	0.60(d)	0.65(d)	0.52(d)	3.09(d)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Limited Term California Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Limited Term California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

26                    Invesco Limited Term California Municipal Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 100 million	0.500%
Next $150 million	0.450%
Next $1.75 billion	0.400%
Over $2 billion	0.390%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate

27                    Invesco Limited Term California Municipal Fund

sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extend necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.81%, 1.57%, 0.57% and 0.47%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the”Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $6,840 in front-end sales commissions from the sale of Class A shares and $37,721 and $4,127 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$-	$805,724,051	$-	$805,724,051

U.S. Dollar Denominated Bonds & Notes	-	1,144,125	-	1,144,125

Total Investments in Securities	-	806,868,176	-	806,868,176

Other Investments - Assets

Investments Matured	-	108,078	-	108,078

Total Investments	$-	$ 806,976,254	$-	$ 806,976,254

28                    Invesco Limited Term California Municipal Fund

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan.’Trustees and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $1,673,151 with an average interest rate of 0.14%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income*	$484,565	$444,235
Ordinary income-tax-exempt	17,325,072	15,620,157
Total distributions	$17,809,637	$16,064,392

* Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period-End:

2022
Undistributed tax-exempt income	$842,121
Net unrealized appreciation – investments	1,785,576
Temporary book/tax differences	(36,696)
Capital loss carryforward	(58,745,961)
Shares of beneficial interest	855,469,469
Total net assets	$799,314,509

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,432,616	$40,313,345	$58,745,961

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

29                    Invesco Limited Term California Municipal Fund

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $349,050,266 and $229,662,112, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,777,712

Aggregate unrealized (depreciation) of investments	(13,992,136)

Net unrealized appreciation of investments	$1,785,576

Cost of investments for tax purposes is $805,190,678.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $4,915, undistributed net realized gain (loss) was increased by $5,087 and shares of beneficial interest was decreased by $10,002. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity
	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	25,435,717	$85,685,874	31,450,242	$104,839,023
Class C	1,490,504	4,989,797	2,817,482	9,246,225
Class Y	62,398,635	210,489,933	48,087,172	159,931,411
Class R6	167,359	564,318	1,301,950	4,304,465

Issued as reinvestment of dividends:
Class A	1,278,414	4,292,257	1,178,208	3,901,379
Class C	120,234	401,900	215,343	706,895
Class Y	1,672,097	5,630,630	1,494,390	4,962,282
Class R6	55,430	186,206	85,314	282,752

Automatic conversion of Class C shares to Class A shares:
Class A	2,109,779	7,093,628	6,968,014	23,345,715
Class C	(2,121,283)	(7,093,628)	(6,999,030)	(23,345,715)

Reacquired:
Class A	(18,573,867)	(62,314,485)	(19,201,310)	(63,293,210)
Class C	(2,599,011)	(8,656,195)	(3,733,413)	(12,219,086)
Class Y	(40,011,057)	(134,429,747)	(34,950,813)	(115,077,173)
Class R6	(1,471,711)	(4,961,161)	(805,119)	(2,696,121)
Net increase in share activity	29,951,240	$101,879,327	27,908,430	$94,888,842

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

30                    Invesco Limited Term California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® Limited Term California Municipal Fund (subsequently renamed Invesco Limited Term California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31                    Invesco Limited Term California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$974.40	$3.92	$1,020.83	$4.01	0.80%
Class C	1,000.00	970.50	7.57	1,017.11	7.75	1.55
Class Y	1,000.00	975.80	2.69	1,022.07	2.76	0.55
Class R6	1,000.00	978.80	2.40	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32                    Invesco Limited Term California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.28%

 *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                    Invesco Limited Term California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Limited Term California Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTCAM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Limited Term Municipal Income Fund

Nasdaq:

A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX ∎ R6: ATFSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

30	Financial Statements

33	Financial Highlights

34	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Fund Expenses

41	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.00%
Class A2 Shares	-0.84
Class C Shares	-1.84
Class Y Shares	-0.85
Class R5 Shares	-0.75
Class R6 Shares	-0.70
S&P Municipal Bond Index▼ (Broad Market Index)	-0.37
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	-1.39
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	-1.34

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents - nearly 55 million people - were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population - more than 97 million people - had received at least one dose by that time.2

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s

$486 billion.3 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.3 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High

Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries - including the US - imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, underweight exposures to state and local general obligation bonds contributed to relative return. Underweight allocations to bonds rated AA† and greater, also added to relative performance. On a state level, underweight exposure to bonds domiciled in California and Texas contributed to relative performance.

    Overweight allocations to the single- and multi-family housing sectors detracted from relative performance over the fiscal year, as did security selection in multi-family housing bonds. An overweight exposure to non-rated bonds also detracted from relative performance. On a state level, overweight exposure to bonds domiciled in Alabama detracted from relative performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest

2	Invesco Limited Term Municipal Income Fund

rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: CNN

3	Source: JP Morgan

4	Source: US Federal Reserve

5	Source: Financial Oversight and Management Board for Puerto Rico

6	Source: Strategic Insight

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John Connelly

Joshua Cooney

Michael Magee

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (10/31/02)	2.73%
10 Years	1.46
5 Years	1.22
1 Year	-3.52
Class A2 Shares
Inception (5/11/87)	4.44%
10 Years	1.86
5 Years	1.79
1 Year	-1.87
Class C Shares
10 Years	0.99%
5 Years	0.97
1 Year	-2.81
Class Y Shares
Inception (10/3/08)	3.34%
10 Years	1.96
5 Years	1.98
1 Year	-0.85
Class R5 Shares
Inception (7/30/04)	3.15%
10 Years	2.00
5 Years	2.02
1 Year	-0.75
Class R6 Shares
10 Years	1.88%
5 Years	2.05
1 Year	-0.70

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Limited Term Municipal Income Fund

Supplemental Information

Invesco Limited Term Municipal Income Fund’s objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment-grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Limited Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	63.11%

Other	19.05

General Obligation Bonds	12.94

Pre-Refunded Bonds	4.90

Top Five Debt Holdings

% of total net assets

1. Tennessee Energy Acquisition Corp., Series 2006 A, RB	1.28%

2. Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	1.13

3. King (County of), WA, Series 2015, Ref. RB	1.05

4. Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems), Series 2007 C, Ref. VRD RB	1.05

5. Anchorage (City of), AK, Series 2022, GO Notes	0.96

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–99.82%
Alabama–1.78%
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(a)	4.00%	12/01/2025	$29,015	$ 31,199,148
Black Belt Energy Gas District (The) (No. 7); Series 2021, RB(a)	4.00%	12/01/2026	12,500	13,490,120
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB(a)	2.00%	10/01/2024	2,000	2,033,441
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(a)(b)	1.05%	04/01/2024	8,625	8,633,183
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(a)(b)	0.85%	04/01/2024	2,875	2,883,044
University of Alabama (The); Series 2014 B, Ref. RB(a)(c)	5.00%	07/01/2024	550	597,414
				58,836,350

Alaska–1.21%
Alaska (State of); Series 2015 B, Ref. GO Bonds	5.00%	08/01/2028	1,000	1,116,396
Alaska (State of) Municipal Bond Bank Authority; Series 2016-3, Ref. RB	5.00%	12/01/2025	4,635	5,237,865
Anchorage (City of), AK; Series 2022, GO Notes	1.50%	12/15/2022	31,320	31,507,093
Northern Tobacco Securitization Corp.; Series 2021 B-1, Ref. RB	4.00%	06/01/2050	1,750	1,854,036
				39,715,390

Arizona–3.18%
Arizona (State of);
Series 2019, Ref. RB(c)	5.00%	07/01/2026	10,000	11,508,070
Series 2019, Ref. RB(c)	5.00%	07/01/2027	10,500	12,397,287
Arizona (State of) Health Facilities Authority (Banner Health);
Series 2014 A, RB(a)(c)	4.00%	01/01/2024	5,000	5,252,158
Series 2015 C, VRD RB (LOC - Bank Of America N.A.)(d)(e)	0.02%	01/01/2046	23,355	23,355,000
Arizona (State of) Industrial Development Authority; Series 2019-2, Class A, Ctfs.	3.63%	05/20/2033	15,354	16,409,708
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community);
Series 2019 A, RB	5.00%	01/01/2023	550	549,962
Series 2019 A, RB	5.00%	01/01/2024	555	554,482
Series 2019 A, RB	5.00%	01/01/2025	605	602,595
Series 2019 A, RB	5.00%	01/01/2026	735	728,645
Series 2019 A, RB	5.00%	01/01/2027	800	786,492
Series 2019 B, RB	5.00%	01/01/2043	2,520	2,069,286
Arizona (State of) Water Infrastructure Finance Authority; Series 2014 A, Ref. RB	5.00%	10/01/2024	5,000	5,479,945
Glendale Municipal Property Corp.; Series 2012 C, Ref. RB	4.00%	07/01/2038	100	101,846
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2016 A, RB(f)	5.00%	02/15/2026	940	1,011,753
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2017 C, RB(a)	5.00%	10/18/2024	7,500	8,180,857
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2021, RB(f)	3.00%	07/01/2031	625	631,279
Maricopa (County of), AZ Special Health Care District;
Series 2018 C, GO Bonds	5.00%	07/01/2024	2,000	2,169,042
Series 2018 C, GO Bonds	5.00%	07/01/2025	2,475	2,764,393
Phoenix (City of), AZ Industrial Development Authority (Rowan University); Series 2012, RB	5.25%	06/01/2034	1,450	1,464,723
Phoenix Civic Improvement Corp.; Series 2014 B, Ref. RB	5.00%	07/01/2027	2,450	2,658,257
Series 2017 D, Ref. RB	5.00%	07/01/2024	5,080	5,508,144
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	750	749,915
				104,933,839

California–9.40%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	550	578,132
Anaheim (City of), CA Public Financing Authority; Series 2012 A, Ref. RB	4.00%	10/01/2031	7,000	7,125,650
Cabrillo Unified School District; Series 2015 B, GO Bonds	4.00%	08/01/2044	570	594,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of);
Series 2003 B-1, VRD GO Bonds (LOC - Barclays Bank PLC)(d)(e)	0.01%	05/01/2033	$10,945	$ 10,945,000
Series 2004 A-2, VRD GO Bonds (LOC - State Street B&T Co.)(d)(e)	0.01%	05/01/2034	12,325	12,325,000
Series 2004 A-3, VRD GO Bonds(d)	0.01%	05/01/2034	11,050	11,050,000
Series 2012, GO Bonds	5.00%	04/01/2042	3,850	3,862,300
Series 2013 E, GO Bonds (SIFMA Municipal Swap Index + 0.43%)(a)(b)	0.63%	12/01/2023	7,000	7,010,326
Series 2017, GO Bonds	5.00%	08/01/2046	10,000	11,368,561
California (State of) Community Choice Financing Authority (Green Bonds); Series 2021 A, RB(a)	4.00%	12/01/2027	11,500	12,649,604
California (State of) Health Facilities Financing Authority (Adventist Health System);
Series 2013 A, RB	4.00%	03/01/2033	240	246,823
Series 2013 A, RB	4.00%	03/01/2043	260	267,471
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health); Series 2016 B-2, Ref. RB(a)	4.00%	10/01/2024	5,000	5,334,847
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB(a)(c)	5.00%	07/01/2023	5,500	5,789,901
California (State of) Housing Finance Agency; Series 2021 A, RB	3.25%	08/20/2036	4,334	4,569,512
California (State of) Infrastructure & Economic Development Bank; Series 2019, Ref. RB(a)	1.75%	08/01/2026	5,240	5,243,128
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	4.00%	06/01/2026	1,465	1,525,982
California (State of) Municipal Finance Authority (Chevron USA); Series 2010, VRD RB(d)	0.03%	11/01/2035	3,005	3,005,000
California (State of) Municipal Finance Authority (Humangood Obligation Group);
Series 2019 A, Ref. RB	4.00%	10/01/2028	750	819,825
Series 2019 A, Ref. RB	4.00%	10/01/2029	1,000	1,087,801
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing);
Series 2019, RB (INS - BAM)(g)	5.00%	05/15/2024	350	377,924
Series 2019, RB (INS - BAM)(g)	5.00%	05/15/2025	500	555,082
California (State of) Public Finance Authority (Enso Village); Series 2021 B-3, RB(f)	2.13%	11/15/2027	1,000	1,000,282
California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(f)	2.38%	11/15/2028	1,500	1,501,657
California (State of) Public Finance Authority (Sharp HealthCare); Series 2017 B, VRD RB (LOC - Barclays Bank PLC)(d)(e)	0.02%	08/01/2052	10,615	10,615,000
California (State of) School Finance Authority (Grimmway Schools Obligated Group); Series 2016 A, RB(f)	4.25%	07/01/2028	2,015	2,144,427
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012 A, RB	5.00%	04/01/2042	735	737,506
East Side Union High School District; Series 2013, Ref. GO Bonds	5.00%	08/01/2029	6,070	6,397,176
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB(c)	5.00%	06/01/2024	6,500	7,031,266
Series 2017 A-1, Ref. RB(c)	5.00%	06/01/2025	10,000	11,145,930
Series 2017 A-1, Ref. RB(a)(c)	5.00%	06/01/2027	11,765	13,811,244
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, GO Bonds (INS - AGC)(g)(h)	0.00%	08/01/2025	3,000	2,834,421
Jurupa (City of), CA Public Financing Authority; Series 2014 A, Ref. RB	5.00%	09/01/2027	750	814,259
Livermore (City of), CA Redevelopment Agency Successor Agency; Series 2016 A, Ref. RB (INS - BAM)(g)	5.00%	08/01/2025	200	218,912
Los Angeles (City of), CA;
Series 2012 B, Ref. RB	5.00%	06/01/2032	2,000	2,021,038
Series 2013 A, Ref. RB	5.00%	06/01/2035	4,500	4,713,440
Series 2021, RN	4.00%	06/23/2022	15,000	15,156,183
Los Angeles (City of), CA Department of Airports; Series 2012 B, RB(a)(c)	5.00%	05/15/2022	11,370	11,472,498
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2013 B, RB	5.00%	05/15/2032	1,700	1,779,087
Series 2013 B, RB	5.00%	05/15/2033	1,510	1,580,248
Los Angeles (City of), CA Department of Water & Power;
Series 2012 B, RB	5.00%	07/01/2043	36,945	37,418,195
Series 2013 B, RB	5.00%	07/01/2029	260	273,349
Series 2014 D, RB	5.00%	07/01/2039	1,500	1,624,256
Los Angeles (County of), CA Metropolitan Transportation Authority; Series 2014 A, Ref. RB	5.00%	07/01/2034	4,495	4,725,171
Madera Unified School District; Series 2018, COP (INS - BAM)(g)	5.00%	09/01/2034	500	513,370
Mizuho Floater/Residual Trust; Series 2020, VRD RB(d)(f)	0.45%	10/01/2036	18,596	18,596,000
Poway Unified School District; Series 2014, Ref. GO Bonds	5.00%	08/01/2026	1,300	1,413,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Regents of the University of California Medical Center; Series 2013 J, RB	5.00%	05/15/2043	$4,400	$ 4,601,984
Rowland Unified School District (Election of 2006); Series 2009 B, GO Bonds(h)	0.00%	08/01/2023	1,300	1,278,280
Sacramento (County of), CA;
Series 2018 B, Ref. RB(c)	5.00%	07/01/2022	750	760,566
Series 2018 B, Ref. RB(c)	5.00%	07/01/2023	1,000	1,051,343
San Diego Association of Governments (Mid-Coast Corridor Transit) (Green Bonds); Series 2019 A, RB	5.00%	11/15/2025	3,000	3,296,096
San Francisco (City & County of), CA; Series 2013 B, COP	4.75%	03/01/2038	1,500	1,552,574
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport); Series 2016, RB	5.00%	05/01/2046	10,000	11,213,396
San Francisco (City & County of), CA Public Utilities Commission; Series 2013 B, RB	4.00%	10/01/2039	150	152,463
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2027	1,500	1,715,041
Series 2019, Ref. RB	5.00%	06/01/2028	1,500	1,745,312
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, GO Bonds(h)	0.00%	08/01/2022	1,900	1,894,810
Series 2009 B-1, GO Bonds(h)	0.00%	08/01/2023	2,000	1,968,798
Tustin Unified School District (Community Facilities District No. 88-1);
Series 2015, Ref. RB (INS - BAM)(g)	5.00%	09/01/2022	1,500	1,530,722
Series 2015, Ref. RB (INS - BAM)(g)	5.00%	09/01/2023	1,000	1,057,306
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. RB	5.00%	09/01/2022	1,000	1,018,565
Series 2015 A, Ref. RB	5.00%	09/01/2023	650	686,051
Series 2015 A, Ref. RB	5.00%	09/01/2024	1,500	1,625,823
University of California;
Series 2013 AF, RB	5.00%	05/15/2036	4,500	4,705,466
Series 2013 AL-2, Ref. VRD RB(d)	0.01%	05/15/2048	1,000	1,000,000
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2027	1,000	1,229,033
				309,954,241

Colorado–1.76%
Arkansas River Power Authority; Series 2006, RB(c)	5.88%	10/01/2026	3,500	3,877,448
Colorado (State of); Series 2018 A, COP	5.00%	12/15/2023	2,000	2,137,805
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.13%	05/15/2028	1,000	991,067
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group); Series 2019, Ref. RB(a)	5.00%	11/19/2026	8,500	9,785,953
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 B, RB(a)	5.00%	11/20/2025	4,600	5,184,990
Colorado (State of) Health Facilities Authority (Children’s Hospital); Series 2020, Ref. VRD RB (LOC - TD Bank N.A.)(d)(e)	0.02%	12/01/2052	11,800	11,800,000
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 B-1, Ref. RB(a)	5.00%	08/01/2025	7,500	8,184,132
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB	5.50%	01/01/2035	1,820	1,957,609
Colorado Springs (City of), CO; Series 2018 A-1, Ref. RB	5.00%	11/15/2023	2,990	3,191,943
Denver (City & County of), CO;
Series 2012 B, RB	5.00%	11/15/2025	2,000	2,057,336
Series 2012 B, RB	4.00%	11/15/2031	1,125	1,148,829
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(f)	3.75%	12/01/2029	500	498,646
Prairie Center Metropolitan District No. 7; Series 2020, GO Bonds	4.13%	12/15/2036	865	893,773
Public Authority for Colorado Energy;
Series 2008, RB	6.13%	11/15/2023	705	746,284
Series 2008, RB	6.25%	11/15/2028	2,000	2,395,539

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/15/2027	$130	$ 145,825
Series 2019, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/15/2028	125	140,129
Series 2019, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/15/2029	125	140,080
Series 2019, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/15/2030	125	140,060
Series 2020, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/01/2026	385	443,039
Series 2020, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/01/2027	400	470,599
Series 2020, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/01/2028	415	498,092
Series 2020, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/01/2029	420	513,539
Series 2020, Ref. GO Bonds (INS - AGM)(g)	5.00%	12/01/2030	435	530,980
				57,873,697

Connecticut–1.32%
Connecticut (State of);
Series 2012 G, GO Bonds	4.00%	10/15/2031	300	305,578
Series 2013 A, GO Bonds (SIFMA Municipal Swap Index + 0.85%)(b)	1.05%	03/01/2022	5,000	5,000,000
Series 2013 A, RB	5.00%	10/01/2029	5,000	5,296,276
Series 2013 E, GO Bonds	5.00%	08/15/2027	5,000	5,281,228
Series 2018 C, GO Bonds	5.00%	06/15/2022	1,350	1,367,098
Series 2018 C, GO Bonds	4.00%	06/15/2024	7,035	7,475,957
Connecticut (State of) (Transportation Infrastructure); Series 2018, RB	5.00%	01/01/2023	9,000	9,314,517
Series 2018, RB	5.00%	01/01/2027	3,000	3,490,976
Connecticut (State of) Health & Educational Facilities Authority (Yale New Haven Health); Series 2014 E, RB	5.00%	07/01/2031	785	850,405
Connecticut (State of) Health & Educational Facilities Authority (Yale University); Series 2001 V-2, VRD RB(d)	0.01%	07/01/2036	1,210	1,210,000
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB(c)	4.00%	07/01/2022	2,590	2,619,261
New Haven (City of), CT; Series 2018 A, GO Bonds	5.00%	08/01/2025	1,160	1,290,510
				43,501,806

District of Columbia–0.32%
District of Columbia (Georgetown University); Series 2017, Ref. RB(c)	5.00%	04/01/2023	1,000	1,042,443
Series 2017, Ref. RB(c)	5.00%	04/01/2024	1,500	1,613,211
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	65	67,002
District of Columbia Water & Sewer Authority; Series 2012 A, RB	5.00%	10/01/2030	1,000	1,024,318
Series 2015 B, RB	5.00%	10/01/2036	1,045	1,168,873
Metropolitan Washington Airports Authority; Series 2019 B, Ref. RB	5.00%	10/01/2026	5,000	5,766,397
				10,682,244

Florida–2.63%
Alachua (County of), FL Health Facilities Authority (Oak Hammock at the University of Florida); Series 2012 A, Ref. RB(c)	8.00%	10/01/2046	1,000	1,060,401
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics);
Series 2014 A, RB	5.00%	12/01/2044	250	271,014
Series 2019, Ref. RB	5.00%	12/01/2022	600	618,207
Brevard County School District; Series 2013 A, Ref. COP	5.00%	07/01/2024	2,000	2,102,139
Broward (County of), FL; Series 2012 B, Ref. RB	5.00%	10/01/2023	3,555	3,637,642
Broward (County of), FL School Board; Series 2017 C, Ref. COP	5.00%	07/01/2025	5,000	5,579,437
Citizens Property Insurance Corp.;
Series 2012 A-1, RB	5.00%	06/01/2022	8,000	8,087,586
Series 2015 A-1, RB	5.00%	06/01/2025	6,000	6,595,913
Florida (State of) (Department of Transportation); Series 2016 A, Ref. GO Bonds	5.00%	07/01/2025	2,610	2,927,875
Florida (State of) Department of Transportation; Series 2014, RB	5.00%	07/01/2026	1,360	1,427,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology);
Series 2019, RB	5.00%	10/01/2022	$495	$ 506,101
Series 2019, RB	5.00%	10/01/2024	350	378,756
Series 2019, RB	5.00%	10/01/2025	475	526,055
Florida (State of) Mid-Bay Bridge Authority;
Series 2015 A, Ref. RB	5.00%	10/01/2022	2,485	2,537,802
Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,056,016
Florida (State of) Municipal Power Agency (All-Requirements Power Supply);
Series 2017 A, Ref. RB	5.00%	10/01/2026	4,000	4,609,286
Series 2019 A, Ref. RB	5.00%	10/01/2026	5,200	5,992,072
Florida Development Finance Corp. (Mayflower Retirement Community); Series 2021, Ref. RB(f)	2.38%	06/01/2027	835	811,799
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2018 F, RB	5.00%	10/01/2023	1,250	1,326,303
Series 2018 F, RB	5.00%	10/01/2024	1,050	1,148,821
Hillsborough (County of), FL School Board; Series 2015, Ref. RB (INS - AGM)(g)	5.00%	10/01/2022	1,500	1,535,323
Hillsborough County School Board; Series 2015 A, Ref. COP	5.00%	07/01/2029	1,100	1,219,510
Jacksonville (City of), FL; Series 2012 C, Ref. RB	5.00%	10/01/2032	1,000	1,023,785
JEA Water & Sewer System; Series 2017 A, Ref. RB	5.00%	10/01/2025	4,500	5,071,962
Manatee (County of), FL School District; Series 2017, RB (INS - AGM)(g)	5.00%	10/01/2024	2,600	2,837,061
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center); Series 2014, Ref. RB	5.00%	11/15/2039	5,220	5,719,648
Miami-Dade (County of), FL; Series 2016 A, Ref. RB	5.00%	10/01/2041	7,220	8,203,385
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2012 A, RB	5.00%	04/01/2042	220	227,810
Orlando (City of) & Orange (County of), FL Expressway Authority; Series 2013, Ref. RB(a)(c)	5.00%	07/01/2023	2,415	2,540,312
Polk (County of), FL; Series 2014 C, Ref. RB	4.25%	10/01/2034	1,590	1,703,174
Pompano Beach (City of), FL (John Knox Village);
Series 2021 B-1, RB	2.00%	01/01/2029	1,605	1,517,961
Series 2021 B-2, RB	1.45%	01/01/2027	785	744,947
School Board of Miami-Dade County (The); Series 2016 C, Ref. COP	3.25%	02/01/2033	540	540,571
St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing);
Series 2021, Ref. RB	4.00%	12/15/2024	145	151,093
Series 2021, Ref. RB	4.00%	12/15/2025	180	188,826
Series 2021, Ref. RB	4.00%	12/15/2026	185	195,128
Series 2021, Ref. RB	4.00%	12/15/2027	215	227,272
Series 2021, Ref. RB	4.00%	12/15/2028	200	211,309
Series 2021, Ref. RB	4.00%	12/15/2029	220	232,192
Series 2021, Ref. RB	4.00%	12/15/2030	200	211,848
Series 2021, Ref. RB	4.00%	12/15/2031	205	216,180
Tallahassee (City of), FL; Series 2018, RB	5.00%	10/01/2033	1,000	1,091,177
				86,810,929

Georgia–1.91%
Atlanta (City of), GA;
Series 2009 B, RB (INS - AGM)(g)	5.25%	11/01/2027	2,000	2,341,229
Series 2014 A, Ref. RB	5.00%	01/01/2030	620	661,056
Series 2018 C, Ref. RB	5.00%	11/01/2024	2,000	2,196,498
Series 2019 F, Ref. RB	5.00%	07/01/2023	3,000	3,156,897
Series 2019 F, Ref. RB	5.00%	07/01/2024	2,000	2,171,452
Atlanta (City of), GA Department of Aviation; Series 2014 B, Ref. RB	5.00%	01/01/2031	500	533,863
Brookhaven Development Authority (Children’s Healthcare of Atlanta, Inc.);
Series 2019 A, RB	5.00%	07/01/2024	1,875	2,037,093
Series 2019 A, RB	5.00%	07/01/2025	1,050	1,175,324
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, RB(a)	2.25%	05/25/2023	3,000	3,032,355
Series 1994, RB(a)	2.15%	06/13/2024	2,000	2,028,993
Gainesville (City of) & Hall (County of), GA Development Authority (Acts Retirement-Life Community); Series 2012, RB	5.00%	11/15/2022	1,145	1,176,321
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	2.38%	01/01/2031	725	676,346
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019, RB	5.00%	01/01/2025	355	388,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4);
Series 2019, RB	5.00%	01/01/2026	$300	$ 337,408
Series 2019, RB	5.00%	01/01/2028	800	942,817
Main Street Natural Gas, Inc.;
Series 2019 B, RB(a)	4.00%	12/02/2024	3,000	3,204,556
Series 2021 A, RB(a)	4.00%	09/01/2027	7,000	7,724,766
Series 2021 C, RB(a)	4.00%	12/01/2028	5,000	5,580,738
Series 2022 C, RB(a)(f)	4.00%	11/01/2027	20,000	21,727,130
Private Colleges & Universities Authority (Emory University); Series 2013 B, Ref. RB (SIFMA Municipal Swap Index + 0.42%)(a)(b)	0.62%	08/16/2022	2,000	2,000,074
				63,093,644

Hawaii–0.58%
Hawaii (State of);
Series 2013 EH, GO Bonds(a)(c)	5.00%	08/01/2023	7,000	7,393,575
Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2026	4,845	5,622,589
Series 2016 FE, Ref. GO Bonds	5.00%	10/01/2027	5,265	6,107,456
Honolulu (City & County of), HI; Series 2012 A, GO Bonds	4.00%	11/01/2036	100	101,878
				19,225,498

Idaho–0.12%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2014 A, RB	5.00%	03/01/2034	375	400,178
Series 2018 A, Ref. RB	5.00%	03/01/2023	2,000	2,078,472
Series 2018 A, Ref. RB	5.00%	03/01/2024	1,350	1,447,552
				3,926,202

Illinois–7.09%
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	3,205	3,399,588
Series 2004, Ref. RB	5.00%	11/01/2022	5,675	5,830,909
Series 2004, Ref. RB	5.00%	11/01/2023	2,475	2,630,820
Series 2004, Ref. RB	5.00%	11/01/2024	14,440	15,775,059
Series 2012, RB	5.00%	01/01/2027	1,000	1,003,467
Series 2017 B, Ref. RB	5.00%	01/01/2025	3,520	3,875,026
Chicago (City of), IL (Midway Airport); Series 2013 B, Ref. RB	5.00%	01/01/2035	3,000	3,086,042
Chicago (City of), IL (O’Hare International Airport);
Series 2013 D, RB	5.25%	01/01/2031	7,500	7,740,019
Series 2013 D, RB	5.00%	01/01/2039	285	293,294
Series 2013 D, RB	5.00%	01/01/2044	1,500	1,543,021
Series 2015 B, Ref. RB	5.00%	01/01/2023	5,000	5,164,962
Chicago (City of), IL Board of Education; Series 1998 B-1, GO Bonds (INS - NATL)(g)(h)	0.00%	12/01/2025	735	682,116
Chicago (City of), IL Transit Authority;
Series 2014, RB	5.00%	12/01/2044	2,000	2,178,792
Series 2014, RB	5.25%	12/01/2049	1,500	1,641,154
Series 2021, Ref. RB	5.00%	06/01/2023	1,320	1,382,609
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds); Series 2017, Ref. RB	5.00%	06/01/2025	4,000	4,443,537
Chicago (City of), IL Transit Authority (FTA Section 5337 State of Good Repair Formula Funds); Series 2017, Ref. RB	5.00%	06/01/2025	1,500	1,666,326
Chicago O’Hare International Airport; Series 2016 B, Ref. RB	5.00%	01/01/2035	4,340	4,860,969
Cook (County of), IL; Series 2012 C, Ref. GO Bonds	5.00%	11/15/2029	18,015	18,492,734
Cook County Community High School District No. 212 Leyden; Series 2016 C, RB (INS - BAM)(g)	5.00%	12/01/2034	1,000	1,096,757
Cook County Township High School District No. 220 Reavis; Series 2012, GO Bonds	3.00%	12/01/2024	1,035	1,043,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 2012, Ref. GO Bonds	5.00%	08/01/2025	$4,710	$ 4,791,147
Series 2013, GO Bonds	5.50%	07/01/2026	2,000	2,113,203
Series 2013, GO Bonds	5.25%	07/01/2028	400	421,045
Series 2013, RB	5.00%	06/15/2026	500	521,308
Series 2014, GO Bonds	5.00%	02/01/2025	4,695	5,009,113
Series 2017 D, GO Bonds	5.00%	11/01/2024	3,480	3,792,938
Series 2017 D, GO Bonds	5.00%	11/01/2027	1,065	1,224,832
Series 2020, GO Bonds	5.50%	05/01/2024	3,500	3,802,775
Series 2020, GO Bonds	5.50%	05/01/2025	5,000	5,583,308
Series 2020, GO Bonds	5.50%	05/01/2026	6,750	7,697,855
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	3,000	3,477,753
Illinois (State of) Finance Authority (Edward-Elmhurst Heathcare); Series 2018 B, Ref. RB (SIFMA Municipal Swap Index + 0.75%)(a)(b)	0.95%	07/01/2023	3,750	3,752,856
Illinois (State of) Finance Authority (Field Museum); Series 2019, Ref. RB (68% of 1 mo. USD LIBOR + 0.50%)(a)(b)	0.66%	09/01/2022	6,755	6,755,222
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/2042	2,000	2,023,466
Illinois (State of) Finance Authority (Northwestern Memorial Healthcare); Series 2017 B, RB(a)	5.00%	12/15/2022	10,750	11,090,784
Illinois (State of) Finance Authority (University of Chicago Medical); Series 2009 D-1, VRD RB (LOC - PNC Bank N.A.)(d)(e)	0.05%	08/01/2043	18,960	18,960,000
Illinois (State of) Housing Development Authority; Series 2019 C, RB (CEP - GNMA)	4.00%	10/01/2049	5,535	5,870,155
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002, RB(a)(c)	5.70%	06/15/2022	875	896,130
Series 2002, RB(c)	5.70%	06/15/2025	3,125	3,200,465
Series 2002, RB (INS - NATL)(g)(h)	0.00%	12/15/2032	25,000	18,003,942
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB	5.00%	01/01/2028	160	165,102
Series 2013 A, RB	5.00%	01/01/2029	250	257,909
Series 2013 A, RB	5.00%	01/01/2032	1,800	1,856,184
Series 2013 A, RB	5.00%	01/01/2038	935	963,868
Series 2015 A, RB	5.00%	01/01/2032	1,635	1,819,390
Kane McHenry Cook & De Kalb Counties Unit School District No. 300; Series 2013, Ref. GO Bonds	5.25%	01/01/2032	2,050	2,120,642
Lake (County of), IL; Series 2015 A, GO Bonds	4.00%	11/30/2038	2,375	2,537,532
Long Grove (Village of), IL (Sunset Grove);
Series 2020, Ref. RB	2.50%	01/01/2023	245	247,440
Series 2020, Ref. RB	3.00%	01/01/2026	280	285,301
Series 2020, Ref. RB	3.10%	01/01/2027	290	296,049
Series 2020, Ref. RB	3.25%	01/01/2028	305	310,958
Series 2020, Ref. RB	3.35%	01/01/2029	320	325,174
Series 2020, Ref. RB	3.50%	01/01/2030	330	336,611
Series 2020, Ref. RB	3.60%	01/01/2031	345	352,591
Series 2020, Ref. RB	3.70%	01/01/2032	490	502,187
Railsplitter Tobacco Settlement Authority; Series 2017, RB	5.00%	06/01/2025	7,000	7,696,597
Regional Transportation Authority; Series 1997, Ref. RB (INS - NATL)(g)	6.00%	06/01/2023	920	949,033
Rosemont (Village of), IL; Series 2017 A, GO Bonds (INS - AGM)(g)	5.00%	12/01/2046	4,000	4,515,195
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2025	6,700	7,332,649
Schaumburg (Village of), IL; Series 2013 A, Ref. GO Bonds	4.00%	12/01/2032	500	517,797
Springfield (City of), IL; Series 2015, Ref. RB	5.00%	03/01/2023	2,000	2,076,436
Tinley Park (Village of), IL; Series 2013, GO Bonds(a)(c)	5.00%	12/01/2023	1,590	1,696,092
				233,979,286

Indiana–2.32%
Columbus (City of), IN; Series 2016, Ref. RB (INS - BAM)(g)	1.99%	02/15/2027	9,960	10,002,544
Indiana (State of) Finance Authority; Series 2016 C, Ref. RB	5.00%	12/01/2025	7,000	7,937,904
Indiana (State of) Finance Authority (CWA Authority); Series 2014 A, RB	4.25%	10/01/2044	500	528,665
Indiana (State of) Finance Authority (Kings Daughters Hospital & Health); Series 2010, RB	5.50%	08/15/2040	7,955	7,981,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2010 A, RB	3.00%	11/01/2030	$4,350	$ 4,324,823
Series 2012 B, RB	3.00%	11/01/2030	2,000	1,988,424
Series 2012 C, RB	3.00%	11/01/2030	7,000	6,959,486
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group);
Series 2008 I, Ref. VRD RB (LOC - Barclays Bank PLC)(d)(e)	0.05%	11/01/2037	9,540	9,540,000
Series 2008 J, Ref. VRD RB (LOC - Barclays Bank PLC)(d)(e)	0.05%	11/01/2037	15,925	15,925,000
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	3,500	3,757,848
Indiana Bond Bank; Series 2007 B-1, RB (67% of 3 mo. USD LIBOR + 0.97%)(b)	1.13%	10/15/2022	2,875	2,875,311
Indianapolis (City of), IN Department of Public Utilities; Series 2018 A, Ref. RB	5.00%	10/01/2025	1,350	1,522,599
Purdue University; Series 2016 CC, Ref. RB	5.00%	07/01/2023	3,115	3,281,747
				76,625,638

Iowa–0.80%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, RB	5.25%	12/01/2025	6,000	6,336,184
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.58%)(a)(b)(f)	0.78%	01/04/2024	14,235	14,254,179
PEFA, Inc.; Series 2019, RB(a)	5.00%	09/01/2026	5,000	5,629,057
				26,219,420

Kansas–0.79%
Kansas (State of) Development Finance Authority;
Series 2015 G, RB	5.00%	04/01/2027	5,000	5,206,690
Series 2015 G, RB	5.00%	04/01/2028	5,000	5,206,138
Kansas (State of) Development Finance Authority (Adventist Health Sunbelt Obligated Group); Series 2012 A, Ref. RB	5.00%	11/15/2032	15,475	15,608,477
Kansas (State of) Development Finance Authority (Kansas State University Housing); Series 2014 D-2, Ref. RB	4.00%	04/01/2044	150	150,312
				26,171,617

Kentucky–2.22%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	1,600	1,719,327
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives);
Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(a)(b)	1.60%	02/01/2025	2,340	2,356,467
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2025	1,635	1,803,516
Series 2015, RB	5.00%	07/01/2022	230	232,961
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(g)	5.00%	09/01/2026	2,000	2,228,531
Series 2015 A, Ref. RB (INS - NATL)(g)	5.00%	09/01/2027	3,380	3,762,557
Series 2015 A, Ref. RB (INS - NATL)(g)	5.00%	09/01/2028	2,870	3,189,663
Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, RB	5.00%	08/01/2029	4,000	4,448,622
Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2026	13,290	15,379,158
Kentucky (Commonwealth of) Public Energy Authority;
Series 2018 A, RB(a)	4.00%	04/01/2024	7,830	8,188,948
Series 2018 B, RB(a)	4.00%	01/01/2025	5,000	5,284,817
Kentucky (Commonwealth of) Turnpike Authority (Revitalization); Series 2017 B, Ref. RB	4.00%	07/01/2026	3,750	4,115,391
Kentucky (State of) Property & Building Commission (No. 106); Series 2013 A, RB(a)(c)	5.00%	10/01/2023	1,910	2,026,902
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, RB(c)	5.00%	07/01/2030	3,000	3,043,276
Louisville & Jefferson (Counties of), KY Metropolitan Sewer District;
Series 2017 A, RB	5.00%	05/15/2025	4,025	4,489,854
Series 2017 B, Ref. RB	5.00%	05/15/2025	5,285	5,895,373
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, RB	5.75%	10/01/2038	100	106,688
Series 2013 A, RB	5.75%	10/01/2042	105	111,937
Trimble (County of), KY (Louisville Gas & Electric); Series 2002 A, Ref. RB	0.63%	09/01/2026	3,375	3,164,704
Western Kentucky University; Series 2012 A, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	05/01/2032	1,625	1,635,461
				73,184,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–2.03%
East Baton Rouge (Parish of), LA Industrial Development Board, Inc. (ExxonMobil); Series 2010 A, VRD RB(d)	0.06%	08/01/2035	$1,051	$ 1,051,000
Jefferson Sales Tax District;
Series 2019 A, Ref. RB (INS - AGM)(g)	5.00%	12/01/2023	1,000	1,064,566
Series 2019 A, Ref. RB (INS - AGM)(g)	5.00%	12/01/2024	1,000	1,096,757
Louisiana (State of);
Series 2012 A, GO Bonds(a)(c)	5.00%	08/01/2022	1,980	2,015,849
Series 2013 A, RB(a)(c)	5.00%	06/15/2023	1,050	1,104,395
Series 2014 C, Ref. GO Bonds	5.00%	08/01/2025	2,400	2,614,906
Series 2016 B, Ref. GO Bonds	5.00%	08/01/2025	10,000	11,217,242
Series 2019 A, RB	5.00%	09/01/2026	2,000	2,301,638
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center); Series 2015 A-2, RB(a)	5.00%	06/01/2025	5,000	5,524,236
Louisiana State Citizens Property Insurance Corp.; Series 2015, Ref. RB (INS - AGM)(g)	5.00%	06/01/2022	14,575	14,734,570
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB	5.00%	07/01/2023	3,250	3,411,101
New Orleans (City of), LA;
Series 2015, RB	5.00%	06/01/2023	700	734,545
Series 2015, RB	5.00%	12/01/2023	600	637,126
Series 2015, RB	5.00%	06/01/2024	400	430,842
Series 2015, RB	5.00%	12/01/2024	750	819,377
Series 2015, RB	5.00%	06/01/2025	500	553,763
Series 2015, RB	5.00%	12/01/2025	825	925,881
Series 2015, RB	5.00%	06/01/2026	250	278,311
Series 2015, RB	5.00%	12/01/2026	500	564,057
Series 2015, RB	5.00%	06/01/2027	350	389,163
Series 2015, RB	5.00%	12/01/2027	750	845,209
Series 2015, Ref. GO Bonds	5.00%	12/01/2022	500	515,669
Series 2015, Ref. GO Bonds	5.00%	12/01/2023	500	533,182
Series 2015, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,096,472
New Orleans (City of), LA Aviation Board; Series 2015 A, RB	5.00%	01/01/2040	1,300	1,408,819
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 B, Ref. RB (INS - AGM)(g)	5.00%	10/01/2026	200	229,700
St. Charles (Parish of), LA (Valero Energy Corp.); Series 2010, RB(a)	4.00%	06/01/2022	2,865	2,886,209
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(a)	2.10%	07/01/2024	3,000	3,015,631
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.00%	05/15/2022	5,000	5,039,569
				67,039,785

Maine–0.03%
Lewiston (City of), ME (UBS Financial Services, Inc.); Series 2008 B, GO Bonds (INS - AGM)(g)	5.50%	12/15/2023	950	953,374

Maryland–0.96%
Baltimore (City of), MD; Series 2013 C, Ref. RB	5.00%	07/01/2031	495	528,719
Howard (County of), MD Housing Commission (Social Bonds);
Series 2021 A, Ref. RB	1.20%	06/01/2027	3,000	2,878,558
Series 2021 A, Ref. RB	1.60%	06/01/2029	2,000	1,911,601
Maryland (State of); Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	10,000	10,905,453
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System); Series 2008 D, VRD RB (LOC - TD Bank N.A.)(d)(e)	0.04%	07/01/2041	4,350	4,350,000
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	10,915	11,030,983
				31,605,314

Massachusetts–2.42%
Massachusetts (Commonwealth of);
Series 2015, GO Bonds	4.00%	05/01/2035	5,050	5,201,531
Series 2015, GO Bonds	4.00%	05/01/2045	945	972,656
Series 2016 A, GO Bonds	5.00%	03/01/2035	1,000	1,072,125
Series 2019 G, GO Bonds	5.00%	09/01/2033	2,025	2,205,046
Massachusetts (Commonwealth of) Department of Transportation; Series 2019 A, Ref. RB	5.00%	01/01/2027	5,000	5,782,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance);
Series 2019 A, Ref. RB(a)	5.00%	01/01/2023	$4,750	$ 4,908,326
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2025	845	937,968
Series 2019 A, Ref. RB	5.00%	07/01/2027	2,300	2,674,539
Massachusetts (Commonwealth of) Development Finance Agency (Beth Israel Lahey Health); Series 2019, Ref. RB	5.00%	07/01/2025	1,000	1,116,580
Massachusetts (Commonwealth of) Development Finance Agency (Boston University); Series 2019 DD, RB(a)	5.00%	04/01/2024	6,880	7,253,171
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University);
Series 2016 A, Ref. RB	5.00%	07/15/2024	4,735	5,154,103
Series 2017 S-4, Ref. RB(a)	5.00%	01/25/2024	15,000	16,070,300
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2025	1,430	1,502,209
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2024	1,000	1,075,896
Massachusetts (Commonwealth of) Transportation Trust Fund; Series 2019 A, Ref. RB	5.00%	01/01/2026	4,000	4,516,264
Massachusetts (State of) Bay Transportation Authority; Series 2014 A, RB	5.00%	07/01/2037	10,745	11,603,594
Massachusetts (State of) Development Finance Agency (Boston University); Series 2019 DD-2, Ref. RB(a)	5.00%	04/01/2024	6,500	6,853,608
University of Massachusetts Building Authority; Series 2015-2, Ref. RB	5.00%	11/01/2023	975	1,038,389
				79,939,196

Michigan–1.27%
Grand Rapids (City of), MI; Series 2014, Ref. RB(a)(c)	5.00%	01/01/2024	2,095	2,242,420
Great Lakes Water Authority; Series 2018 A, Ref. RB	5.00%	07/01/2024	2,425	2,624,133
Michigan (State of) Building Authority; Series 2013 A, Ref. RB	5.00%	10/15/2029	1,000	1,060,669
Michigan (State of) Building Authority (Facilities Program);
Series 2019, Ref. RB	5.00%	04/15/2025	2,100	2,331,967
Series 2020, Ref. VRD RB(d)	0.27%	10/15/2042	500	500,000
Michigan (State of) Finance Authority; Series 2014 H-1, Ref. RB	5.00%	10/01/2024	2,000	2,117,537
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2012, Ref. RB	5.00%	11/01/2032	800	822,033
Michigan (State of) Finance Authority (Bronson Healthcare Group); Series 2019 B, RB(a)	3.50%	11/15/2022	4,000	4,072,179
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-3, RB (INS - AGM)(g)	5.00%	07/01/2028	215	233,690
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	825	892,350
Series 2014 D-1, Ref. RB (INS - AGM)(g)	5.00%	07/01/2022	10,000	10,143,577
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	1,000	1,081,157
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	2,049,113
Michigan (State of) Finance Authority (Trinity Health Corp.); Series 2015, Ref. RB(a)(c)	5.00%	06/01/2022	7,000	7,077,168
Royal Oak (City of), MI Hospital Finance Authority (Beaumont Health Credit Group);
Series 2014 D, Ref. RB	5.00%	09/01/2029	1,090	1,162,072
Series 2014 D, Ref. RB	5.00%	09/01/2032	995	1,059,169
Wayne (County of), MI Airport Authority; Series 2015 G, Ref. RB	5.00%	12/01/2033	1,490	1,669,310
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2012 A, RB	5.00%	12/01/2037	830	854,743
				41,993,287

Minnesota–0.37%
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2023	500	522,285
Series 2017, Ref. RB	5.00%	05/01/2024	1,200	1,290,707
Series 2017, Ref. RB	5.00%	05/01/2025	800	885,063
Minneapolis & St. Paul (Cities of), MN Housing & Redevelopment Authority (Allina Health System);
Series 2017 A, Ref. RB	5.00%	11/15/2024	1,780	1,954,186
Series 2019, Ref. RB	5.00%	11/15/2023	1,600	1,704,408
Series 2019, Ref. RB	5.00%	11/15/2024	1,900	2,085,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission;
Series 2014 A, Ref. RB	5.00%	01/01/2029	$315	$ 335,268
Series 2014 A, Ref. RB	5.00%	01/01/2035	100	106,078
Series 2016 B, Ref. RB	5.00%	01/01/2023	1,000	1,033,247
Series 2016 C, RB	5.00%	01/01/2023	225	232,481
Series 2016 C, RB	5.00%	01/01/2024	200	213,432
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC - U.S. Bank N.A.)(d)(e)	0.05%	04/01/2037	1,940	1,940,000
				12,303,084

Mississippi–3.60%
Jackson (County of), MS (Chevron U.S.A., Inc.);
Series 1993, Ref. VRD RB(d)	0.05%	06/01/2023	26,290	26,290,000
Series 1993, Ref. VRD RB(d)	0.05%	06/01/2023	800	800,000
Mississippi (State of) Development Bank (Jackson County Industrial Water System); Series 2009, VRD RB(d)	0.05%	12/01/2039	10,020	10,020,000
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital);
Series 2019 B, Ref. RB	5.00%	01/01/2024	400	426,488
Series 2019 B, Ref. RB	5.00%	01/01/2025	1,105	1,205,804
Mississippi Business Finance Corp. (Chevron U.S.A, Inc.); Series 2009 I, VRD IDR(d)	0.05%	12/01/2030	10,705	10,705,000
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.);
Series 2007 A, VRD RB(d)	0.06%	12/01/2030	60	60,000
Series 2007 E, VRD IDR(d)	0.05%	12/01/2030	28,300	28,300,000
Series 2010 G, VRD RB(d)	0.05%	11/01/2035	8,430	8,430,000
Series 2010 I, VRD IDR(d)	0.05%	11/01/2035	18,000	18,000,000
Series 2010 K, VRD RB(d)	0.05%	11/01/2035	7,070	7,070,000
Series 2010 L, VRD RB(d)	0.05%	11/01/2035	3,485	3,485,000
Series 2011 G, VRD IDR(d)	0.05%	11/01/2035	2,000	2,000,000
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2019, Ref. RB	2.50%	04/01/2022	1,875	1,878,089
				118,670,381

Missouri–0.78%
Curators of the University of Missouri (The); Series 2014 A, Ref. RB	5.00%	11/01/2029	2,130	2,335,148
Joplin (City of), MO Industrial Development Authority (Freeman Health System); Series 2015, Ref. RB	5.00%	02/15/2035	1,820	1,943,173
Kansas City (City of), MO;
Series 2017 C, Ref. RB	5.00%	09/01/2023	1,500	1,585,959
Series 2017 C, Ref. RB	5.00%	09/01/2024	2,675	2,914,521
Missouri (State of) Development Finance Board; Series 2012 A, RB	5.00%	06/01/2037	1,950	1,969,528
Missouri (State of) Health & Educational Facilities Authority (Mercy Health);
Series 2012, RB	4.00%	11/15/2042	690	702,457
Series 2018 A, Ref. RB	5.00%	06/01/2026	120	136,719
Missouri (State of) Health & Educational Facilities Authority (Ranken Technical College); Series 2011 B, VRD RB (LOC - Northern Trust Co. (The))(d)(e)	0.04%	11/01/2031	960	960,000
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. RB	5.00%	01/01/2033	2,200	2,343,616
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street);
Series 2015 A, Ref. RB	5.00%	06/01/2027	2,600	2,882,183
Series 2015 A, Ref. RB	5.00%	12/01/2027	2,910	3,224,851
Series 2015 A, Ref. RB	5.00%	06/01/2028	2,715	3,007,842
Scott County Reorganized School District No. R-II; Series 2017, Ref. GO Bonds(a)(c)	5.00%	03/01/2022	1,000	1,000,000
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.00%	09/01/2023	595	613,020
				25,619,017

Nebraska–0.63%
Central Plains Energy Project (No. 4); Series 2018, RB(a)	5.00%	01/01/2024	7,750	8,188,279
Douglas (County of), NE (Creighton University); Series 2021, Ref. RB (SIFMA Municipal Swap Index + 0.53%)(a)(b)	0.73%	09/01/2026	8,000	8,029,542
Douglas (County of), NE Hospital Authority No. 2 (Nebraska Medicine); Series 2020 A, RB (SIFMA Municipal Swap Index + 0.50%)(a)(b)(f)	0.70%	08/01/2023	2,500	2,500,281
Lincoln (City of), NE; Series 2012, Ref. RB(a)(c)	5.00%	09/01/2022	1,250	1,276,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–(continued)
Omaha (City of), NE; Series 2014, RB	5.00%	11/15/2034	$550	$ 603,051
				20,598,083

Nevada–0.24%
Clark (County of), NV (Las Vegas-McCarran International Airport); Series 2015, Ref. RB	5.00%	07/01/2022	2,000	2,028,715
Clark (County of), NV Department of Aviation (Las Vegas McCarran International Airport); Series 2012 B, Ref. RB	5.00%	07/01/2033	3,945	3,999,380
Las Vegas Valley Water District;
Series 2012 B, GO Bonds(a)(c)	5.00%	06/01/2022	500	505,449
Series 2012 B, GO Bonds(a)(c)	5.00%	06/01/2022	425	429,632
Series 2012 B, GO Bonds(a)(c)	5.00%	06/01/2022	250	252,724
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(f)	2.50%	06/15/2024	695	697,950
				7,913,850

New Hampshire–0.00%
New Hampshire (State of) Turnpike System; Series 2012 C, RB	4.00%	08/01/2034	100	101,101

New Jersey–4.82%
New Jersey (State of);
Series 2020 A, GO Bonds	5.00%	06/01/2028	10,000	11,885,461
Series 2020 A, GO Bonds	5.00%	06/01/2029	15,000	18,151,362
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(g)	5.50%	09/01/2022	5,000	5,112,760
Series 2012, Ref. RB(a)(c)	5.00%	06/15/2022	215	217,712
Series 2012, Ref. RB(c)	5.00%	06/15/2022	1,500	1,518,918
Series 2013 NN, Ref. RB(a)(c)	5.00%	03/01/2023	1,000	1,040,970
Series 2014 RR, Ref. RB	4.00%	06/15/2035	465	484,544
Series 2017 A, Ref. RB (INS - BAM)(g)	5.00%	07/01/2027	8,200	9,551,084
Series 2017 A, Ref. RB (INS - BAM)(g)	5.00%	07/01/2028	5,005	5,800,715
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group); Series 2013, Ref. RB	5.00%	07/01/2025	720	756,574
New Jersey (State of) Health Care Facilities Financing Authority (Virtua Health); Series 2009 B, VRD RB (LOC - JP Morgan Chase Bank N.A.)(d)(e)	0.01%	07/01/2043	16,915	16,915,000
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - AMBAC)(g)	5.25%	12/15/2023	505	539,324
Series 2009 C, RB	5.25%	06/15/2032	740	812,156
Series 2010 D, RB	5.25%	12/15/2023	3,305	3,529,634
Series 2014 AA, RB	5.00%	06/15/2038	545	584,925
Series 2016 A-1, RN	5.00%	06/15/2024	4,500	4,863,021
Series 2016 A-1, RN	5.00%	06/15/2028	1,140	1,294,416
Series 2016, RB	5.00%	06/15/2023	1,250	1,311,751
Series 2016, RN	5.00%	06/15/2030	2,025	2,295,923
Series 2018 A, Ref. RB	5.00%	12/15/2025	5,000	5,594,774
Series 2018 A, Ref. RN	5.00%	06/15/2023	8,500	8,919,905
Series 2018 A, Ref. RN	5.00%	06/15/2024	8,750	9,455,874
Series 2018 A, Ref. RN	5.00%	06/15/2030	5,000	5,668,944
Series 2019, Ref. RB	5.00%	12/15/2025	2,500	2,797,387
Series 2019, Ref. RB	5.00%	12/15/2027	10,250	11,913,901
New Jersey (State of) Turnpike Authority;
Series 2005 D-4, RB (INS - AGM)(g)	5.25%	01/01/2026	5,000	5,708,160
Series 2014 A, RB	5.00%	01/01/2030	3,735	4,039,016
Series 2014 A, RB	5.00%	01/01/2033	1,575	1,701,311
Series 2017 C-6, Ref. RB (70% of 1 mo. USD LIBOR + 0.75%)(a)(b)	0.91%	01/01/2023	10,000	10,013,324
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2023	3,000	3,127,099
Series 2018 A, Ref. RB	5.00%	06/01/2024	2,000	2,140,365
Series 2018 A, Ref. RB	5.00%	06/01/2025	1,000	1,097,219
				158,843,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Mexico–0.43%
Albuquerque (City of) & Bernalillo (County of), NM Water Utility Authority;
Series 2015, Ref. RB	5.00%	07/01/2023	$5,170	$ 5,443,920

Series 2018, RB	5.00%	07/01/2029	375	429,173

Farmington (City of), NM (Southern California Edison); Series 2005 B, Ref. RB	1.80%	04/01/2029	8,000	7,591,282

New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, RB(c)	4.00%	07/01/2022	580	586,358

				14,050,733

New York–10.89%
Hempstead (Town of), NY; Series 2019 B, Ref. GO Bonds	5.00%	08/01/2024	1,215	1,321,367

Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2023	1,185	1,243,113

Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,335,730

Long Island (City of), NY Power Authority;
Series 2012 A, RB	5.00%	09/01/2037	150	153,012

Series 2012 B, RB	5.00%	09/01/2029	1,525	1,555,618

Series 2014 C, Ref. RN (70% of 1 mo. USD LIBOR + 0.75%)(a)(b)	0.91%	10/01/2023	15,000	15,001,915

Series 2016 B, Ref. RB	5.00%	09/01/2024	2,485	2,715,217

Series 2017, RB	5.00%	09/01/2025	1,000	1,125,162

Series 2019 B, RB(a)	1.65%	09/01/2024	4,000	4,024,199

Metropolitan Transportation Authority;
Series 2012 D, Ref. RB	4.00%	11/15/2032	350	356,331

Series 2012 F, Ref. RB	5.00%	11/15/2026	5,085	5,216,856

Series 2012 F, Ref. RB	5.00%	11/15/2030	4,085	4,190,925

Series 2014 C, RB	5.00%	11/15/2023	5,000	5,318,863

Series 2016 B, Ref. RB	5.00%	11/15/2022	1,250	1,285,079

Series 2016 C-1, RB	5.00%	11/15/2025	2,125	2,376,489

Subseries 2005 D-2, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(d)(e)	0.06%	11/01/2035	20,900	20,900,000

Subseries 2008 A-2A, Ref. RB (SIFMA Municipal Swap Index + 0.45%)(a)(b)	0.65%	06/01/2022	9,815	9,821,206

Subseries 2012 G-4, Ref. RB (67% of 1 mo. USD LIBOR + 0.55%)(a)(b)	0.70%	11/01/2022	11,730	11,755,711

Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(d)(e)	0.05%	11/15/2050	2,980	2,980,000

Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	5.00%	11/15/2023	1,000	1,063,773

Series 2016 A2, Ref. RB	5.00%	11/15/2027	9,000	10,235,734

Series 2017 B, Ref. RB	5.00%	11/15/2024	8,905	9,775,278

Series 2017 C-1, Ref. RB	5.00%	11/15/2023	3,000	3,191,318

Series 2018 B, Ref. RB	5.00%	11/15/2023	5,000	5,318,863

Series 2020 E, Ref. RB	5.00%	11/15/2027	3,750	4,363,597

Series 2020 E, Ref. RB	5.00%	11/15/2028	4,000	4,727,916

Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	1,500	1,537,385

New York & New Jersey (States of) Port Authority;
Series 2014, RB	5.00%	09/01/2032	370	402,653

Series 2014, RB	4.00%	12/15/2036	1,720	1,804,297

New York (City of), NY;
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2023	9,165	9,194,465

Series 2013 BB, RB	4.63%	06/15/2046	400	418,377

Series 2016 B-1, GO Bonds	5.00%	12/01/2037	2,360	2,697,216

Series 2016 CC, Ref. RB	5.00%	06/15/2046	3,960	4,447,941

Series 2017 C, Ref. GO Bonds	5.00%	08/01/2024	8,050	8,766,804

Subseries 2012 G-6, VRD GO Bonds (LOC - Mizuho Bank Ltd.)(d)(e)	0.03%	04/01/2042	15,945	15,945,000

Subseries 2013 A-1, GO Bonds	4.63%	08/01/2035	1,000	1,047,646

Subseries 2013 A-1, GO Bonds	4.75%	08/01/2038	1,120	1,173,217

Subseries 2014 I-2, VRD GO Bonds(d)	0.02%	03/01/2040	8,900	8,900,000

Subseries 2018 E-5, VRD GO Bonds (LOC - TD Bank N.A.)(d)(e)	0.04%	03/01/2048	2,300	2,300,000

New York (City of), NY Industrial Development Agency (Liberty 123 Wash); Series 2007, VRD RB(d)	0.03%	10/01/2042	6,120	6,120,000

New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(b)(g)	8.35%	03/01/2025	1,025	1,078,218

Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(b)(g)	8.36%	03/01/2026	2,725	2,900,068

Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(b)(g)	8.37%	03/01/2027	5,500	5,910,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Municipal Water Finance Authority;
Series 2013 EE, RB	5.00%	06/15/2047	$490	$ 512,981

Series 2018 BB, VRD RB(d)	0.29%	06/15/2051	2,000	2,000,000

Subseries 2012 A-1, VRD RB(d)	0.05%	06/15/2044	20,755	20,755,000

New York (City of), NY Transitional Finance Authority;
Series 2013 I, RB	5.00%	05/01/2031	1,000	1,045,167

Series 2013 I, RB	5.00%	05/01/2038	685	714,146

Series 2014 A-1, RB	5.00%	08/01/2029	1,000	1,086,049

Series 2014 B-1, RB	5.00%	08/01/2039	425	459,459

Series 2015 A, RB	5.00%	08/01/2034	4,525	5,042,088

Series 2015 A-1, RB	5.00%	08/01/2031	510	569,001

Series 2015 B-1, RB	5.00%	08/01/2042	1,060	1,143,585

Series 2015 S, RB	5.00%	07/15/2032	475	529,135

Subseries 2012 F-1, RB	5.00%	05/01/2039	2,185	2,200,553

New York (City of), NY Water & Sewer System;
Series 2014 CC, RB	4.00%	06/15/2045	400	418,778

Series 2015 GG, Ref. RB	5.00%	06/15/2039	1,000	1,109,024

New York (City of), NY Water & Sewer System (2nd Generation Resolution); Series 2008 BB-2, VRD RB(d)	0.06%	06/15/2039	7,660	7,660,000

New York (State of) Dormitory Authority;
Series 2012 A, Ref. RB	5.00%	12/15/2025	1,000	1,033,631

Series 2012 A, Ref. RB	5.00%	12/15/2030	2,850	2,945,390

Series 2012, RB	5.00%	05/15/2024	1,500	1,513,311

Series 2013 A, RB(a)(c)	5.00%	02/15/2023	5	5,195

Series 2013 A, RB	5.00%	02/15/2024	5,370	5,567,344

Series 2015 B, RB	5.00%	03/15/2034	500	560,626

Series 2015 B, RB	5.00%	02/15/2044	1,000	1,089,263

Series 2016 A, RB	5.00%	02/15/2033	5,445	6,223,576

Series 2016 E, RB	5.00%	10/01/2029	3,940	4,543,920

Series 2019 A, Ref. RB(c)	5.00%	03/15/2024	5,000	5,386,068

New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2024	1,250	1,338,421

Series 2018 A, Ref. RB	5.00%	08/01/2025	3,000	3,288,233

New York (State of) Dormitory Authority (New York University); Series 1998 A, RB (INS - NATL)(g)	5.75%	07/01/2027	1,760	1,977,964

New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2019 B-3, RB(a)	5.00%	05/01/2026	4,000	4,487,018

New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2014 A, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(d)(e)	0.03%	11/01/2046	5,850	5,850,000

New York (State of) Housing Finance Agency (Sustainability Bonds); Series 2021 D-2, RB(a)	0.65%	11/01/2025	4,000	3,850,441

New York (State of) Mortgage Agency (Social Bonds); Series 2021, RB	3.25%	10/01/2051	4,000	4,214,348

New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2025	780	858,670

Series 2018 L, Ref. RB	5.00%	01/01/2026	1,000	1,131,859

New York City Housing Development Corp. (Sustainability Bonds); Series 2020 I-2, RB (CEP - Federal Housing Administration)(a)	0.70%	05/01/2025	2,500	2,425,338

New York City Housing Development Corp. (Sustainable Development); Series 2021 F-2, RB (CEP - Federal Housing Administration)(a)	0.60%	07/01/2025	4,500	4,342,594

New York Liberty Development Corp. (7 World Trade Center); Series 2012 1, Ref. RB(a)(c)	5.00%	03/15/2022	1,495	1,497,425

New York Liberty Development Corp. (Green Bonds) (4 World Trade Center);
Series 2021 A, Ref. RB	0.95%	11/15/2027	3,000	2,813,312

Series 2021 A, Ref. RB	1.20%	11/15/2028	1,000	932,712

Series 2021 A, Ref. RB	1.45%	11/15/2029	2,370	2,204,123

Series 2021 A, Ref. RB	1.70%	11/15/2030	2,200	2,045,252

Series 2021 A, Ref. RB	1.90%	11/15/2031	1,000	928,320

New York State Urban Development Corp.;
Series 2013 C, RB	5.00%	03/15/2032	2,340	2,436,563

Series 2015 A, Ref. RB	5.00%	03/15/2033	530	592,902

Series 2017 A, Ref. RB	5.00%	03/15/2024	10,000	10,767,081

Poughkeepsie (City of), NY; Series 2021, GO Notes	2.50%	04/29/2022	770	770,996

Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	0.45%	06/01/2031	1,250	1,173,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority; Series 2012 A, RB	5.00%	11/15/2038	$830	$ 853,140

TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2024	4,500	4,822,823

Series 2017 A, Ref. RB	5.00%	06/01/2025	5,000	5,497,555

Utility Debt Securitization Authority; Series 2015, Ref. RB	5.00%	12/15/2036	4,150	4,673,525

Westchester County Local Development Corp.; Series 2021, Ref. RB(f)	2.88%	07/01/2026	3,370	3,321,811

				359,206,439

North Carolina–4.00%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group); Series 2021, RB(a)	5.00%	12/01/2031	8,250	10,391,996

Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health);
Series 2018 E, RB(a)	0.80%	10/31/2025	5,000	4,890,217

Series 2018 G, VRD RB(d)	0.02%	01/15/2048	9,900	9,900,000

Series 2018 H, VRD RB(d)	0.02%	01/15/2048	16,805	16,805,000

Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems);
Series 2007 B, Ref. VRD RB(d)	0.02%	01/15/2038	18,840	18,840,000

Series 2007 C, Ref. VRD RB(d)	0.02%	01/15/2037	34,735	34,735,000

Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(a)	2.00%	10/01/2024	850	864,212

North Carolina (State of) Municipal Power Agency No. 1 (Catawba);
Series 2015 A, Ref. RB	5.00%	01/01/2028	1,615	1,822,429

Series 2019 A, Ref. RB	5.00%	01/01/2023	2,335	2,415,011

North Carolina (State of) Turnpike Authority;
Series 2017, Ref. RB (INS - AGM)(g)	5.00%	01/01/2024	1,150	1,226,369

Series 2017, Ref. RB	5.00%	01/01/2025	2,025	2,211,496

Series 2017, Ref. RB (INS - AGM)(g)	5.00%	01/01/2026	1,350	1,523,702

North Carolina Medical Care Commission (Wake Forest Baptist Obligated Group); Series 2012 A, RB	4.00%	12/01/2045	230	233,451

University of North Carolina at Chapel Hill; Series 2012, RB (67% of 1 mo. USD LIBOR + 0.40%)(a)(b)	0.55%	11/09/2022	5,000	5,000,714

Wake (County of), NC; Series 2013 B, GO Bonds	4.00%	05/01/2032	800	827,241

Wake (County of), NC Industrial Facilities & Pollution Control Financing Authority (Duke Energy); Series 2013, Ref. RB	4.00%	06/01/2041	19,485	20,113,253

				131,800,091

Ohio–2.58%
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	835	842,029

American Municipal Power, Inc. (AMP Fremont Energy Center); Series 2017 A, Ref. RB	5.00%	02/15/2027	5,000	5,826,000

American Municipal Power, Inc. (Prairie State Energy);
Series 2015 A, Ref. RB	5.00%	02/15/2026	2,125	2,273,924

Series 2015 A, Ref. RB	5.00%	02/15/2042	3,000	3,191,057

Franklin (County of), OH (Ohiohealth Corp.); Series 2013, Ref. RB(a)(c)	5.00%	05/15/2023	750	786,202

Franklin (County of), OH (OhioHealth Corp.); Series 2011 B, Ref. RB(a)	5.00%	05/15/2023	4,900	5,117,703

Miami University (A State University of Ohio);
Series 2014, Ref. RB	5.00%	09/01/2023	1,465	1,552,562

Series 2017, Ref. RB	5.00%	09/01/2023	1,995	2,114,240

Northwest Local School District; Series 2015, GO Bonds	4.00%	12/01/2050	1,000	1,035,173

Ohio (State of);
Series 2014 A, GO Bonds(a)(c)	5.00%	03/01/2022	4,190	4,190,000

Series 2017 A, GO Bonds	5.00%	03/15/2031	4,620	4,963,719

Series 2017 A, GO Bonds	5.00%	03/15/2032	1,145	1,229,226

Series 2017 A, GO Bonds	5.00%	03/15/2033	1,535	1,647,592

Series 2017 A, GO Bonds	5.00%	03/15/2035	1,000	1,072,722

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2017, Ref. RB	5.00%	01/01/2026	1,205	1,363,890

Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB(a)	2.40%	10/01/2029	4,500	4,633,277

Ohio (State of) Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group);
Series 2008 B4, Ref. VRD RB(d)	0.04%	01/01/2043	29,600	29,600,000

Series 2013 B-2, VRD RB(d)	0.04%	01/01/2039	10,370	10,370,000

Ohio (State of) Housing Finance Agency;
Series 2017 A, RB (CEP - GNMA)	4.10%	03/01/2042	585	601,596

Series 2018 A, RB (CEP - GNMA)	4.00%	09/01/2048	940	965,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Turnpike & Infrastructure Commission; Series 2013 A1, RB(c)	5.25%	02/15/2029	$300	$ 312,394

Port of Greater Cincinnati Development Authority (IPS Cincinnati LLC); Series 2021, RB(a)	4.38%	06/15/2026	1,500	1,461,031

				85,149,382

Oklahoma–0.49%
Grand River Dam Authority; Series 2016 A, Ref. RB	5.00%	06/01/2024	2,500	2,708,979

Oklahoma (State of) Capitol Improvement Authority; Series 2014 A, Ref. RB	5.00%	07/01/2025	1,615	1,752,669

Oklahoma (State of) Turnpike Authority; Series 2017 A, RB	4.00%	01/01/2047	1,200	1,285,374

Oklahoma City (City of), OK Water Utilities Trust; Series 2013, Ref. RB	5.00%	07/01/2042	6,900	7,241,095

Tulsa (County of), OK Industrial Authority (Broken Arrow Public Schools); Series 2016, RB	5.00%	09/01/2026	3,100	3,277,171

				16,265,288

Oregon–1.52%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa); Series 2020, Ref. RB	2.75%	11/15/2025	2,000	2,000,861

Multnomah (County of), OR; Series 2017, GO Bonds	5.00%	06/01/2023	6,960	7,312,396

Multnomah (County of), OR Hospital Facilities Authority (Green Bonds);
Series 2021 B, Ref. RB	1.20%	06/01/2028	1,100	1,014,127

Series 2021 B2, Ref. RB	0.95%	06/01/2027	2,835	2,645,477

Oregon (State of) Business Development Commission (Intel Corp.); Series 2010 232, RB(a)	2.40%	08/14/2023	10,425	10,606,366

Oregon (State of) Department of Transportation;
Series 2017 C, Ref. RB	5.00%	11/15/2025	3,525	3,992,225

Series 2017 C, Ref. RB	5.00%	11/15/2026	2,000	2,328,559

Oregon Health & Science University; Series 2021 B-1, Ref. RB(a)	5.00%	02/01/2030	9,000	11,038,441

Portland (City of), OR Community College District; Series 2013, GO Bonds	5.00%	06/15/2022	6,000	6,076,696

Salem-Keizer School District No. 24J; Series 2009 B, GO Bonds (CEP - Oregon School Bond Guaranty)(h)	0.00%	06/15/2023	2,500	2,464,373

Yamhill (County of), OR Hospital Authority (Friendsview); Series 2021 B-2, RB	2.13%	11/15/2027	500	484,116

				49,963,637

Pennsylvania–3.48%
Allegheny (County of), PA; Series 2014 C-74, GO Bonds	5.00%	12/01/2034	1,000	1,096,757

Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University);
Series 2008 A, Ref. VRD RB(d)	0.05%	12/01/2037	2,125	2,125,000

Series 2022, Ref. RB (SOFR + 0.29%)(a)(b)	0.33%	08/01/2027	1,000	993,594

Boyertown Area School District; Series 2014, GO Bonds	5.00%	10/01/2043	5,225	5,429,470

Commonwealth Financing Authority;
Series 2015 A, RB	5.00%	06/01/2034	6,000	6,631,089

Series 2018, RB	5.00%	06/01/2025	5,500	6,106,163

Series 2018, RB	5.00%	06/01/2026	2,000	2,278,645

Dauphin (County of), PA General Authority (Pinnacle Health System); Series 2012, RB	5.00%	06/01/2042	3,475	3,510,588

Lancaster (County of), PA Solid Waste Management Authority; Series 2013 B, RB	5.00%	12/15/2033	2,895	3,092,339

Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2022	1,350	1,378,879

Series 2018 A, Ref. RB	5.00%	09/01/2023	1,050	1,110,979

Series 2018 A, Ref. RB	5.00%	09/01/2024	1,000	1,089,799

Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2012, RB(a)(c)	5.00%	05/15/2022	1,000	1,009,119

Series 2012, Ref. IDR(a)(c)	5.00%	05/15/2022	2,000	2,018,237

Pennsylvania (Commonwealth of);
First Series 2016, Ref. GO Bonds	5.00%	09/15/2026	5,000	5,776,435

First Series 2016, Ref. GO Bonds	5.00%	02/01/2028	1,690	1,910,288

Second Series 2013, GO Bonds	5.00%	10/15/2032	1,475	1,565,960

Second Series 2016, GO Bonds	5.00%	09/15/2028	2,455	2,818,766

Series 2018 A, Ref. COP	5.00%	07/01/2023	500	525,126

Series 2018 A, Ref. COP	5.00%	07/01/2025	500	555,010

Pennsylvania (Commonwealth of) Economic Development Financing Authority (University of Pittsburgh Medical Center); Series 2013 A, RB	5.00%	07/01/2043	10,270	10,765,106

Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2021, Ref. RB	3.00%	10/01/2051	13,750	14,228,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2011 A, RB	5.00%	12/01/2022	$1,500	$ 1,545,976

Series 2011 A, RB	5.00%	12/01/2023	1,500	1,598,467

Series 2014 C, RB	5.00%	12/01/2039	2,100	2,291,880

Series 2014, Ref. RB	5.00%	12/01/2033	5,000	5,448,389

Series 2019 A, RB	5.00%	12/01/2026	1,000	1,151,244

Series 2019 A, RB	5.00%	12/01/2027	1,500	1,761,162

Series 2019 A, RB	5.00%	12/01/2028	2,000	2,394,828

Philadelphia (City of), PA;
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2023	1,000	1,055,934

Series 2019 B, GO Bonds	5.00%	02/01/2024	850	910,597

Series 2019 B, GO Bonds	5.00%	02/01/2025	1,000	1,100,810

Series 2019 B, GO Bonds	5.00%	02/01/2026	1,200	1,357,394

Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital); Series 2014 A, RB	4.00%	07/01/2044	1,000	1,055,961

Philadelphia (City of), PA Gas Works;
Series 2015, Ref. RB	5.00%	08/01/2022	2,250	2,289,883

Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,220,248

Series 2015, Ref. RB	5.00%	08/01/2032	3,000	3,328,018

Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2036	4,850	4,919,794

Philadelphia (City of), PA Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/2027	1,320	1,323,090

Pittsburgh (City of), PA Water & Sewer Authority; Series 2019 A, RB (INS - AGM)(g)	5.00%	09/01/2024	1,000	1,088,767

				114,858,746

Puerto Rico–1.73%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	940	964,842

Series 2002, RB	5.50%	05/15/2039	7,000	7,183,714

Series 2002, RB	5.63%	05/15/2043	900	917,055

Puerto Rico (Commonwealth of);
Series 2003 A, GO Bonds (INS - AGC)(g)	5.00%	07/01/2027	1,485	1,486,430

Series 2003 C-7, Ref. GO Bonds (INS - NATL)(g)	6.00%	07/01/2027	3,400	3,421,593

Series 2004 A, GO Bonds (INS - AGC)(g)	5.00%	07/01/2029	250	250,241

Series 2007 A, GO Bonds (INS - AGC)(g)	5.00%	07/01/2023	335	335,323

Series 2011 A, Ref. GO Bonds (INS - AGM)(g)	5.25%	07/01/2024	8,415	8,423,102

Puerto Rico (Commonwealth of) Convention Center District Authority;
Series 2006 A, RB (INS - AGC)(g)	5.00%	07/01/2027	295	300,673

Series 2006 A, RB (INS - AMBAC)(g)	5.00%	07/01/2031	1,500	1,532,253

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(g)	5.00%	07/01/2025	300	301,694

Series 2005 RR, RB (INS - SGI)(g)	5.00%	07/01/2026	4,000	4,016,669

Series 2005 SS, Ref. RB (INS - NATL)(g)	5.00%	07/01/2024	5,645	5,677,283

Series 2005 SS, Ref. RB (INS - NATL)(g)	5.00%	07/01/2025	355	357,004

Series 2007 TT, RB (INS - NATL)(g)	5.00%	07/01/2023	225	226,328

Series 2007 TT, RB (INS - NATL)(g)	5.00%	07/01/2026	270	271,510

Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, RB (INS - NATL)(g)	4.75%	07/01/2038	1,220	1,226,137

Series 2002 D, RB (INS - AGM)(g)	5.00%	07/01/2027	615	619,612

Series 2002 D, RB (INS - AGM)(g)	5.00%	07/01/2032	435	438,262

Series 2003, RB (INS - AGC)(g)	5.00%	07/01/2028	1,070	1,078,025

Series 2004 J, RB (INS - NATL)(g)	5.00%	07/01/2029	1,575	1,583,531

Series 2007 M, RB (INS - AGC)(g)	5.00%	07/01/2032	160	161,200

Series 2007 M, RB (INS - AGC)(g)	5.00%	07/01/2037	280	282,100

Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2006 B, RB (INS - AGC)(g)	5.00%	07/01/2023	100	100,750

Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities);

Series 2007 M-3, Ref. RB (INS - NATL)(g)	6.00%	07/01/2024	300	301,960

Series 2007 M-3, Ref. RB (INS - NATL)(g)	6.00%	07/01/2027	1,145	1,152,272

Series 2007 M-3, Ref. RB (INS - NATL)(g)	6.00%	07/01/2028	100	100,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(h)	0.00%	07/01/2024	$9,852	$ 9,376,246

Series 2018 A-1, RB(h)	0.00%	07/01/2027	5,752	5,098,980

				57,185,418

Rhode Island–0.32%
Rhode Island Health & Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise);
Series 2009 B, RB (INS - AGC)(g)	5.25%	09/15/2029	1,265	1,269,901

Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	2,435	2,676,726

Series 2015 A, Ref. RB	5.00%	06/01/2027	3,600	3,947,228

Series 2015 A, Ref. RB	5.00%	06/01/2028	1,920	2,099,531

Series 2015 B, Ref. RB	2.25%	06/01/2041	510	526,018

				10,519,404

South Carolina–0.96%
Charleston Educational Excellence Finance Corp. (Charleston County School); Series 2013, Ref. RB	5.00%	12/01/2025	450	479,125

Greenville (City of), SC Health System; Series 2014 B, RB	4.00%	05/01/2044	620	647,346

Lancaster Educational Assistance Program, Inc. (School District of Lancaster County); Series 2013 B, Ref. RB	5.00%	12/01/2024	895	954,396

Patriots Energy Group Financing Agency; Series 2018 A, RB(a)	4.00%	02/01/2024	8,750	9,149,415

SCAGO Educational Facilities Corp. for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,503,776

South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2018 A, Ref. RB	5.00%	05/01/2025	1,500	1,662,439

South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	05/01/2024	1,000	1,077,371

Series 2018 C, VRD RB(d)	0.40%	05/01/2048	10,000	10,000,000

South Carolina (State of) Public Service Authority; Series 2013 E, RB	5.00%	12/01/2048	105	111,609

South Carolina Transportation Infrastructure Bank; Series 2012 B, Ref. RB(a)(c)	5.00%	10/01/2022	5,000	5,124,552

				31,710,029

South Dakota–0.01%
South Dakota (State of) Health & Educational Facilities Authority (Sanford); Series 2012 E, RB(a)(c)	5.00%	11/01/2022	285	293,023

Tennessee–1.93%
Greeneville (City of), TN Health & Educational Facilities Board (Ballad Health Obligated Group); Series 2018, Ref. RB	5.00%	07/01/2031	205	215,078

Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2023	1,800	1,893,646

Series 2018 A, Ref. RB	5.00%	07/01/2024	2,000	2,101,048

Series 2018 A, Ref. RB	5.00%	07/01/2025	2,000	2,099,684

Series 2018 A, Ref. RB	5.00%	07/01/2032	3,310	3,470,471

Series 2018 A, Ref. RB	5.00%	07/01/2034	300	314,259

Jackson (City of), TN (Jackson-Madison);
Series 2015, Ref. RB(a)(c)	5.00%	04/01/2025	45	49,771

Series 2015, Ref. RB	5.00%	04/01/2029	1,505	1,650,698

Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2024	1,840	1,984,003

Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2023	39,950	42,209,209

Series 2017 A, RB(a)	4.00%	05/01/2023	3,420	3,510,598

Series 2018, RB(a)	4.00%	11/01/2025	4,000	4,295,402

				63,793,867

Texas–7.44%
Austin (City of), TX; Series 2014, Ref. RB	5.00%	11/15/2039	1,100	1,183,273

Austin (City of), TX Electric Utility System; Series 2012, RB	4.00%	11/15/2037	300	305,523

Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2025	500	533,157

Series 2017, Ref. RB	5.00%	01/01/2025	400	416,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Central Texas Turnpike System;
Series 2015 C, Ref. RB	5.00%	08/15/2031	$11,175	$ 12,085,651

Series 2015 C, Ref. RB	5.00%	08/15/2034	1,100	1,189,043

Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	5.00%	08/15/2023	395	408,577

Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 B, RB	5.00%	11/01/2032	200	205,210

Series 2013 B, RB	5.00%	11/01/2038	100	102,571

Series 2013 B, RB	5.00%	11/01/2044	12,700	13,020,549

Series 2013 F, Ref. RB	5.25%	11/01/2033	4,490	4,767,306

Series 2014 C, RB	5.00%	11/01/2032	2,275	2,398,857

Denton Independent School District; Series 2015, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2024	6,685	7,294,149

DeSoto Independent School District; Series 2016 B, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2033	1,000	1,086,556

Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	10,020	11,592,863

Fort Bend County Municipal Utility District No. 58; Series 2018 B, GO Bonds (INS - AGM)(g)	4.00%	04/01/2041	525	540,488

Frisco Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2025	2,500	2,804,762

Grand Parkway Transportation Corp. (TELA Supported); Series 2018 B, RB(a)	5.00%	10/01/2023	5,000	5,293,032

Guadalupe-Blanco River Authority;
Series 2021, RB	4.00%	08/15/2034	500	529,025

Series 2021, RB	4.00%	08/15/2036	265	279,923

Series 2021, RB	4.00%	08/15/2037	550	580,428

Series 2021, RB	4.00%	08/15/2038	585	616,930

Series 2021, RB	4.00%	08/15/2039	425	448,407

Series 2021, RB	4.00%	08/15/2046	1,505	1,582,319

Series 2021, RB	4.00%	08/15/2051	2,000	2,099,797

Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(d)	0.01%	11/01/2041	27,795	27,795,000

Harris (County of), TX Metropolitan Transit Authority; Series 2017 B, Ref. RB	5.00%	11/01/2025	3,040	3,439,145

Harris County Cultural Education Facilities Finance Corp.; Series 2019 A, Ref. RB (1 mo. USD LIBOR + 0.65%)(a)(b)	0.81%	07/01/2024	8,000	8,016,190

Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 A, Ref. RB	5.00%	12/01/2023	1,625	1,673,225

Series 2014 A, RB(a)(c)	5.00%	12/01/2024	1,445	1,589,752

Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2022	855	858,967

Houston (City of), TX;
Series 2014 C, Ref. RB	5.00%	05/15/2024	3,685	3,989,066

Series 2016 A, Ref. GO Bonds	5.00%	03/01/2024	3,060	3,294,352

Series 2017 A, Ref. GO Bonds	5.00%	03/01/2028	5,350	6,229,646

Houston Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	3,750	4,156,639

Leander Independent School District; Series 2014 D, Ref. GO Bonds (CEP - Texas Permanent School Fund) (h)	0.00%	08/15/2027	5,675	4,908,339

Lone Star College System; Series 2016, Ref. RB	5.00%	08/15/2031	1,030	1,156,675

Lower Colorado River Authority;
Series 2012 A, Ref. RB(c)	5.00%	05/15/2039	250	252,228

Series 2013 A, Ref. RB	5.00%	05/15/2030	840	879,389

Series 2013, Ref. RB	5.00%	05/15/2039	510	531,845

Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2018, Ref. RB	5.00%	05/15/2023	1,900	1,991,908

Series 2018, Ref. RB	5.00%	05/15/2024	2,430	2,618,909

Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil); Series 2010, VRD RB (d)	0.03%	11/01/2038	20,340	20,340,000

New Caney Independent School District; Series 2013, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2031	500	519,755

New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2021, Ref. RB(f)	4.00%	08/15/2026	660	695,196

Series 2021, Ref. RB(f)	4.00%	08/15/2027	520	550,806

Series 2021, Ref. RB(f)	4.00%	08/15/2028	540	574,068

Series 2021, Ref. RB(f)	4.00%	08/15/2030	1,405	1,499,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
North East Texas Regional Mobility Authority; Series 2016, RB	5.00%	01/01/2026	$1,870	$ 2,097,254

North Texas Tollway Authority;
Series 2015 B, Ref. RB	5.00%	01/01/2040	1,100	1,136,012

Series 2016 A, Ref. RB	5.00%	01/01/2027	1,595	1,697,026

Series 2019 B, Ref. RB	5.00%	01/01/2025	2,000	2,195,858

Northside Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)(a)	2.00%	06/01/2027	10,000	10,093,404

Northside Independent School District (School Building); Series 2012, GO Bonds (CEP - Texas Permanent School Fund)(a)	1.75%	06/01/2022	2,700	2,700,890

Porter (City of), TX Municipal Utility District; Series 2016, GO Bonds (INS - AGM)(g)	4.00%	03/01/2038	800	824,692

San Antonio (City of), TX;
Series 2016, RB(c)	5.00%	02/01/2023	5,345	5,544,696

Series 2016, RB	5.00%	02/01/2023	1,155	1,199,017

San Antonio (City of), TX Water System; Series 2013 B, Ref. RB	5.00%	05/15/2031	2,720	2,845,533

San Antonio Independent School District; Series 2019, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2025	5,400	6,064,119

Sienna Plantation Management District;
Series 2021, GO Bonds (INS - BAM)(g)	2.00%	10/15/2029	535	529,852

Series 2021, GO Bonds (INS - BAM)(g)	2.00%	10/15/2030	555	544,437

Series 2021, GO Bonds (INS - BAM)(g)	2.00%	10/15/2031	575	552,157

Series 2021, GO Bonds (INS - BAM)(g)	2.00%	10/15/2032	595	564,203

Socorro (City of), TX; Series 2014, Ctfs. of Obligation(a)(c)	5.00%	03/01/2024	1,035	1,111,279

Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2018 A, Ref. RB	5.00%	07/01/2024	1,850	2,001,916

Tarrant County Cultural Education Facilities Finance Corp. (Cook Children’s Medical Center); Series 2014, RB	5.00%	12/01/2039	300	318,133

Tarrant Cultural Educational Facilities Finance Corp. (Methodist Hospitals of Dallas); Series 2008 A, VRD RB (LOC - TD Bank N.A.)(d)(e)	0.04%	10/01/2041	2,855	2,855,000

Texas (State of);
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	5,000	5,313,354

Series 2021 B, Ref. GO Bonds	4.00%	08/01/2028	2,500	2,715,923

Series 2021 B, Ref. GO Bonds	4.00%	08/01/2030	2,535	2,744,236

Texas (State of) (Water Financial Assistance); Series 2012 G, GO Bonds	4.00%	08/01/2041	100	101,180

Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2012 A, Ref. RB	4.00%	08/15/2038	350	354,116

Series 2015 C, Ref. RB	5.00%	08/15/2042	2,065	2,228,543

Texas (State of) Water Development Board (State Water Implementation Fund);
Series 2018 A, RB	5.00%	10/15/2022	2,500	2,566,621

Series 2018 A, RB	5.00%	10/15/2024	2,500	2,740,529

Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	5,590	6,290,656

Texas State University Board of Regents;
Series 2017 A, Ref. RB	5.00%	03/15/2023	2,150	2,241,689

Series 2017 A, Ref. RB	5.00%	03/15/2024	4,000	4,304,310

				245,401,985

Utah–2.89%
Murray (City of), UT (IHC Health Services, Inc.);
Series 2003 D, VRD RB(d)	0.02%	05/15/2036	20,750	20,750,000

Series 2005 B, VRD RB(d)	0.02%	05/15/2037	11,385	11,385,000

Utah (County of), UT (IHC Health Services, Inc.);
Series 2014 A, RB	5.00%	05/15/2045	27,865	29,987,053

Series 2018 B, RB(a)	5.00%	08/01/2024	4,000	4,285,953

Weber (County of), UT (IHC Health Services, Inc.);
Series 2000 A, VRD RB(d)	0.02%	02/15/2031	4,400	4,400,000

Series 2000 C, VRD RB(d)	0.02%	02/15/2035	24,640	24,640,000

				95,448,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–0.25%
Virgin Islands (Government of) Public Finance Authority;
Series 2010 A, RB (INS - AGM)(g)	5.00%	10/01/2029	$215	$ 223,121

Series 2015, RB(f)	5.00%	09/01/2022	2,220	2,259,762

Series 2015, RB(f)	5.00%	09/01/2023	1,750	1,832,910

Series 2015, RB(f)	5.00%	09/01/2024	1,650	1,769,075

Series 2015, RB(f)	5.00%	09/01/2025	1,500	1,644,044

Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2010 B, RB (INS - AGM)(g)	5.00%	07/01/2022	470	474,056

				8,202,968

Virginia–2.20%
Chesapeake Bay Bridge & Tunnel District; Series 2019, RAN	5.00%	11/01/2023	17,645	18,707,637

Fairfax (County of), VA Economic Development Authority (Wiehle Ave Metrorail Station); Series 2020, Ref. RB	5.00%	08/01/2027	1,400	1,650,649

Fairfax (County of), VA Industrial Development Authority (Inova Health System); Series 2012, RB	4.00%	05/15/2042	225	226,519

Norfolk (City of), VA Economic Development Authority (Sentara Healthcare);
Series 2012 B, Ref. RB	5.00%	11/01/2036	1,250	1,282,564

Series 2012 B, Ref. RB	5.00%	11/01/2043	17,575	18,017,407

Stafford (County of) & Staunton (City of), VA Industrial Development Authority; Series 2008 B, RB	6.50%	08/01/2028	1,050	1,050,283

Virginia (Commonwealth of) College Building Authority (21st Century College and Equipment Programs); Series 2015 A, RB	5.00%	02/01/2024	4,075	4,375,169

Virginia (State of) Housing Development Authority; Subseries 2012 C-2, RB	3.45%	04/01/2038	4,970	5,033,783

Virginia Commonwealth Transportation Board;
Series 2016, RB	5.00%	03/15/2024	1,500	1,614,747

Series 2016, RB	5.00%	09/15/2024	1,015	1,108,757

Series 2017 A, Ref. RB	5.00%	05/15/2024	5,395	5,832,791

Series 2017, RB	5.00%	05/15/2025	5,640	6,283,844

Series 2017, Ref. RB	5.00%	09/15/2023	5,000	5,304,790

York (County of), VA Economic Development Authority; Series 2009 A, Ref. PCR(a)	1.90%	06/01/2023	2,000	2,011,386

				72,500,326

Washington–3.27%
Energy Northwest (Columbia Generating Station); Series 2014 A, Ref. RB	5.00%	07/01/2035	1,135	1,226,024

Energy Northwest (No. 3); Series 2018 C, Ref. RB	5.00%	07/01/2023	4,000	4,215,216

King (County of), WA; Series 2015, Ref. RB	4.00%	07/01/2037	32,645	34,761,901

Seattle (City of), WA; Series 2015 A, Ref. GO Bonds	5.00%	06/01/2023	4,000	4,202,526

Seattle (Port of), WA; Series 2015 B, Ref. RB	5.00%	03/01/2022	1,205	1,205,000

Washington (State of);
Series 1998 C, GO Bonds	5.50%	07/01/2023	1,925	1,999,114

Series 2014 A-1, GO Bonds	5.00%	08/01/2032	750	816,221

Series 2014 A-1, GO Bonds	5.00%	08/01/2035	1,000	1,087,545

Series 2014 E, GO Bonds	5.00%	02/01/2031	1,930	2,066,070

Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(a)(b)	1.60%	01/01/2025	5,650	5,677,199

Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center); Series 2017, Ref. RB (67% of 1 mo. USD LIBOR + 1.10%)(a)(b)	1.22%	07/01/2022	5,000	5,001,599

Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2032	1,940	1,982,478

Series 2012 A, RB	4.00%	10/01/2034	2,010	2,039,950

Series 2012 A, RB	5.00%	10/01/2042	22,725	23,206,525

Washington (State of) Housing Finance Commission; Series 2021-1, Class A, Ctfs.	3.50%	12/20/2035	6,037	6,295,986

Washington (State of) Tobacco Settlement Authority;
Series 2018, Ref. RB	5.00%	06/01/2023	2,500	2,617,959

Series 2018, Ref. RB	5.00%	06/01/2024	3,750	3,924,377

Washington Health Care Facilities Authority (CommonSpirit Health); Series 2019 B-3, Ref. RB(a)	5.00%	08/01/2026	5,000	5,581,098

				107,906,788

West Virginia–0.28%
Mason (County of), WV (Appalachian Power Co.); Series 2003 L, PCR	2.75%	10/01/2022	2,500	2,518,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
West Virginia (State of) Economic Development Authority; Series 2017, Ref. RB	5.00%	06/15/2027	$5,610	$ 6,554,342

				9,072,580

Wisconsin–0.54%
Public Finance Authority (Barton College); Series 2018 A, RB	5.00%	03/01/2028	1,335	1,414,961

Wisconsin (State of); Series 2017-1, Ref. RB	5.00%	07/01/2025	3,790	4,246,311

Wisconsin (State of) Department of Transportation; Series 2015 A, RB	5.00%	07/01/2030	1,945	2,108,925

Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group);

Series 2018 B-3, Ref. RB (a)	5.00%	01/31/2024	2,495	2,687,686

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert); Series 2012 A, RB	5.00%	04/01/2032	4,560	4,656,086

Wisconsin (State of) Health & Educational Facilities Authority (Gundersen Lutheran); Series 2012, RB	5.00%	11/15/2044	685	704,195

Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2032	1,000	1,010,065

Wisconsin (State of) Health & Educational Facilities Authority (Thedacare, Inc.); Series 2015, Ref. RB	5.00%	12/15/2039	1,000	1,091,377

				17,919,606

Wyoming–0.03%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB(c)	5.00%	01/01/2024	1,000	1,069,423

TOTAL INVESTMENTS IN SECURITIES(i) –99.82% (Cost $3,267,687,891)				3,292,631,694

OTHER ASSETS LESS LIABILITIES–0.18%				6,101,613

NET ASSETS–100.00%				$3,298,733,307

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
CPI	- Consumer Price Index
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAN	- Revenue Anticipation Notes
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2022.

(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $79,522,511, which represented 2.41% of the Fund’s Net Assets.

(g)	Principal and/or interest payments are secured by the bond insurance company listed.
(h)	Zero coupon bond issued at a discount.
(i)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $3,267,687,891)	$3,292,631,694

Cash	9,569,514

Receivable for:
Investments sold	42,638,732

Fund shares sold	8,994,665

Interest	27,527,862

Investment for trustee deferred compensation and retirement plans	211,418

Other assets	139,223

Total assets	3,381,713,108

Liabilities:
Payable for:
Investments purchased	69,118,739

Dividends	810,463

Fund shares reacquired	11,878,839

Accrued fees to affiliates	836,688

Accrued interest expense	12,952

Accrued trustees’ and officers’ fees and benefits	6,616

Accrued other operating expenses	75,956

Trustee deferred compensation and retirement plans	239,548

Total liabilities	82,979,801

Net assets applicable to shares outstanding	$3,298,733,307

Net assets consist of:
Shares of beneficial interest	$3,321,068,104

Distributable earnings (loss)	(22,334,797)

$3,298,733,307

Net Assets:
Class A	$1,505,387,605

Class A2	$32,980,241

Class C	$75,669,207

Class Y	$1,162,936,645

Class R5	$1,835,888

Class R6	$519,923,721

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	133,486,065

Class A2	2,922,748

Class C	6,712,347

Class Y	103,166,198

Class R5	162,806

Class R6	46,133,224

Class A:
Net asset value per share	$11.28

Maximum offering price per share (Net asset value of $11.28 ÷ 97.50%)	$11.57

Class A2:
Net asset value per share	$11.28

Maximum offering price per share (Net asset value of $11.28 ÷ 99.00%)	$11.39

Class C:
Net asset value and offering price per share	$11.27

Class Y:
Net asset value and offering price per share	$11.27

Class R5:
Net asset value and offering price per share	$11.28

Class R6:
Net asset value and offering price per share	$11.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$53,649,567

Expenses:
Advisory fees	7,160,041

Administrative services fees	458,443

Custodian fees	28,041

Distribution fees:
Class A	3,804,114

Class C	856,903

Interest, facilities and maintenance fees	1,108,517

Transfer agent fees – A, A2, C and Y	1,934,498

Transfer agent fees – R5	1,332

Transfer agent fees – R6	60,379

Trustees’ and officers’ fees and benefits	50,678

Registration and filing fees	303,210

Reports to shareholders	62,681

Professional services fees	83,718

Other	47,604

Total expenses	15,960,159

Net investment income	37,689,408

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(4,033,534)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(67,865,454)

Net realized and unrealized gain (loss)	(71,898,988)

Net increase (decrease) in net assets resulting from operations	$(34,209,580)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$37,689,408	$43,037,137

Net realized gain (loss)	(4,033,534)	(3,108,319)

Change in net unrealized appreciation (depreciation)	(67,865,454)	3,484,219

Net increase (decrease) in net assets resulting from operations	(34,209,580)	43,413,037

Distributions to shareholders from distributable earnings:
Class A	(16,576,712)	(21,222,710)

Class A2	(437,466)	(714,915)

Class C	(301,546)	(1,033,730)

Class Y	(14,825,059)	(15,983,189)

Class R5	(26,808)	(46,218)

Class R6	(6,208,921)	(5,887,862)

Total distributions from distributable earnings	(38,376,512)	(44,888,624)

Share transactions–net:
Class A	124,652,584	297,980,725

Class A2	800,326	(14,489,884)

Class C	(18,463,222)	(13,051,730)

Class Y	197,231,452	271,135,135

Class R5	(290,816)	(212,009)

Class R6	183,378,997	81,943,997

Net increase in net assets resulting from share transactions	487,309,321	623,306,234

Net increase in net assets	414,723,229	621,830,647

Net assets:
Beginning of year	2,884,010,078	2,262,179,431

End of year	$3,298,733,307	$2,884,010,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Limited Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/22	$11.52	$0.12	$(0.23)	$(0.11)	$(0.13)	$11.28	(1.00)%	$1,505,388	0.62%		0.62%		0.58%	1.05%		23%
Year ended 02/28/21	11.52	0.19	0.01	0.20	(0.20)	11.52	1.75	1,414,161	0.62		0.62		0.61	1.65		19
Year ended 02/29/20	11.25	0.22	0.30	0.52	(0.25)	11.52	4.68	1,115,905	0.61		0.61		–	1.98		26
Year ended 02/28/19	11.22	0.24	0.02	0.26	(0.23)	11.25	2.38	1,033,140	0.63		0.63		–	2.17		45
Year ended 02/28/18	11.31	0.21	(0.10)	0.11	(0.20)	11.22	0.93	1,048,359	0.62		0.62		–	1.86		20
Class A2
Year ended 02/28/22	11.53	0.15	(0.25)	(0.10)	(0.15)	11.28	(0.84)	32,980	0.37		0.37		0.33	1.30		23
Year ended 02/28/21	11.53	0.22	0.01	0.23	(0.23)	11.53	2.00	32,880	0.37		0.37		0.36	1.90		19
Year ended 02/29/20	11.25	0.25	0.31	0.56	(0.28)	11.53	5.02	47,719	0.36		0.36		–	2.23		26
Year ended 02/28/19	11.22	0.27	0.02	0.29	(0.26)	11.25	2.64	52,007	0.38		0.38		–	2.42		45
Year ended 02/28/18	11.31	0.24	(0.11)	0.13	(0.22)	11.22	1.18	57,533	0.37		0.37		–	2.11		20
Class C
Year ended 02/28/22	11.52	0.04	(0.25)	(0.21)	(0.04)	11.27	(1.84)	75,669	1.37		1.37		1.33	0.30		23
Year ended 02/28/21	11.52	0.10	0.01	0.11	(0.11)	11.52	0.99	95,786	1.37		1.37		1.36	0.90		19
Year ended 02/29/20	11.24	0.14	0.31	0.45	(0.17)	11.52	3.99	108,818	1.36		1.36		–	1.23		26
Year ended 02/28/19	11.21	0.16	0.02	0.18	(0.15)	11.24	1.61	95,674	1.38		1.38		–	1.42		45
Year ended 02/28/18	11.30	0.13	(0.11)	0.02	(0.11)	11.21	0.18	304,861	1.37		1.37		–	1.11		20
Class Y
Year ended 02/28/22	11.52	0.15	(0.25)	(0.10)	(0.15)	11.27	(0.85)	1,162,937	0.37		0.37		0.33	1.30		23
Year ended 02/28/21	11.52	0.22	0.01	0.23	(0.23)	11.52	2.00	991,334	0.37		0.37		0.36	1.90		19
Year ended 02/29/20	11.24	0.25	0.31	0.56	(0.28)	11.52	5.02	721,346	0.36		0.36		–	2.23		26
Year ended 02/28/19	11.21	0.27	0.02	0.29	(0.26)	11.24	2.64	677,051	0.38		0.38		–	2.42		45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	737,222	0.37		0.37		–	2.11		20
Class R5
Year ended 02/28/22	11.52	0.15	(0.24)	(0.09)	(0.15)	11.28	(0.75)	1,836	0.36		0.36		0.32	1.31		23
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.23)	11.52	2.14	2,165	0.25		0.25		0.23	2.02		19
Year ended 02/29/20	11.23	0.26	0.31	0.57	(0.29)	11.51	5.10	2,377	0.29		0.29		–	2.30		26
Year ended 02/28/19	11.21	0.27	0.01	0.28	(0.26)	11.23	2.54	2,812	0.38		0.38		–	2.42		45
Year ended 02/28/18	11.30	0.24	(0.11)	0.13	(0.22)	11.21	1.18	10,237	0.37		0.37		–	2.11		20
Class R6
Year ended 02/28/22	11.51	0.16	(0.24)	(0.08)	(0.16)	11.27	(0.70)	519,924	0.31		0.31		0.27	1.36		23
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.24)	11.51	2.08	347,684	0.30		0.30		0.28	1.97		19
Year ended 02/29/20	11.24	0.26	0.30	0.56	(0.29)	11.51	5.01	266,014	0.28		0.28		–	2.31		26
Year ended 02/28/19	11.21	0.28	0.02	0.30	(0.27)	11.24	2.71	211,774	0.30		0.30		–	2.50		45
Period ended 02/28/18(d)	11.30	0.22	(0.10)	0.12	(0.21)	11.21	1.10	167,084	0.29	(e)	0.29	(e)	–	2.19	(e)	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of April 4, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Limited Term Municipal Income Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to

34	Invesco Limited Term Municipal Income Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.300%

Over $500 million up to and including $ 1 billion	0.250%

Over $1 billion	0.200%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.22%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay

35	Invesco Limited Term Municipal Income Fund

because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $150,359 and $212 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $410,027, $0 and $7,508 from Class A, Class A2 and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Fund engaged in securities purchases of $601,480,888 and securities sales of $407,640,207, which did not result in any net realized gains (losses).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

The Fund had entered into a revolving credit and security agreement, which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowings up to $2.0 billion, collectively by certain Funds, and which expired on February 24, 2022. Effective February 24, 2022, the Fund will no longer participate in a revolving credit and security agreement with certain other Funds for its borrowing. The revolving credit and security agreement was secured by the assets of the Fund. The Fund was subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these

36	Invesco Limited Term Municipal Income Fund

restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income*	$—	$496,483
Ordinary income-tax-exempt	38,376,512	44,392,141

Total distributions	$38,376,512	$44,888,624

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022
Undistributed tax-exempt income	$237,498
Net unrealized appreciation – investments	24,711,519

Temporary book/tax differences	(152,608)

Capital loss carryforward	(47,131,206)

Shares of beneficial interest	3,321,068,104

Total net assets	$3,298,733,307

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$29,799,731	$17,331,475	$47,131,206

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $993,469,478 and $436,117,148, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$43,104,811

Aggregate unrealized (depreciation) of investments	(18,393,292)

Net unrealized appreciation of investments	$24,711,519

Cost of investments for tax purposes is $ 3,267,920,175.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $357,680, undistributed net realized gain (loss) was decreased by $387,575 and shares of beneficial interest was increased by $29,895. This reclassification had no effect on the net assets of the Fund.

37	Invesco Limited Term Municipal Income Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	45,543,523	$524,110,173	52,515,714	$602,098,982

Class A2	207,060	2,362,903	24,204	275,785

Class C	628,384	7,212,615	2,431,646	27,554,467

Class Y	57,394,916	659,121,798	52,535,212	602,125,737

Class R5	16,494	187,636	26,835	306,937

Class R6	23,617,717	271,336,076	12,417,909	142,331,858

Issued as reinvestment of dividends:
Class A	1,107,594	12,731,882	1,400,293	16,039,267

Class A2	25,179	289,584	38,461	440,446

Class C	21,649	249,462	76,002	868,804

Class Y	732,152	8,409,528	837,071	9,586,526

Class R5	630	7,240	1,485	16,971

Class R6	462,738	5,311,496	442,950	5,070,599

Automatic conversion of Class C shares to Class A shares:
Class A	260,616	2,996,710	401,602	4,627,748

Class C	(260,757)	(2,996,710)	(401,690)	(4,627,748)

Reacquired:
Class A	(36,164,994)	(415,186,181)	(28,425,706)	(324,785,272)

Class A2	(161,549)	(1,852,161)	(1,349,711)	(15,206,115)

Class C	(1,994,109)	(22,928,589)	(3,237,000)	(36,847,253)

Class Y	(41,041,140)	(470,299,874)	(29,928,053)	(340,577,128)

Class R5	(42,231)	(485,692)	(46,889)	(535,917)

Class R6	(8,144,268)	(93,268,575)	(5,766,759)	(65,458,460)

Net increase in share activity	42,209,604	$487,309,321	53,993,576	$623,306,234

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

38	Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$982.00	$3.00	$1,021.77	$3.06	0.61%
Class A2	1,000.00	982.40	1.77	1,023.01	1.81	0.36
Class C	1,000.00	978.30	6.67	1,018.05	6.80	1.36
Class Y	1,000.00	983.20	1.77	1,023.01	1.81	0.36
Class R5	1,000.00	983.30	1.77	1,023.01	1.81	0.36
Class R6	1,000.00	983.50	1.48	1,023.31	1.51	0.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

40	Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle,hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Limited Term Municipal Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1

Annual Report to Shareholders	February 28, 2022
Invesco Municipal Income Fund

Nasdaq:
A: VKMMX ∎ C: VMICX ∎ Y: VMIIX ∎ Investor: VMINX ∎ R6: VKMSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

28	Financial Statements

32	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Fund Expenses

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.52%
Class C Shares	-0.18
Class Y Shares	0.77
Investor Class Shares	0.53
Class R6 Shares	0.82
S&P Municipal Bond Index▼ (Broad Market Index)	-0.37
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	-0.41
Lipper General Municipal Debt Funds Index◾ (Peer Group Index)	-0.11
Source(s): ▼RIMES Technologies Corp.; ∎Lipper inc.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.2

This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.3 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.3 The on-

going trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Ri-co’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

During the fiscal year, overweight exposures to and security selection among hospital and lifecare bonds contributed to the Fund’s relative return. An overweight allocation to bonds rated BBB† also added to the Fund’s relative performance. On a state level, security selection among and underweight allocations to bonds domiciled in New York and Texas contributed to the Fund’s relative performance.

An underweight allocation to the port sector detracted from the Fund’s relative performance over the fiscal year, as did an overweight to pre-refunded bonds. Underweight exposure to bonds with coupons between 4.0% and 5.0% also detracted from the Fund’s relative performance. On a state level, underweight exposure to bonds domiciled in Utah and Nebraska detracted from the Fund’s relative performance.

During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about

2                    Invesco Municipal Income Fund

the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: CNN

3 Source: JP Morgan

4 Source: US Federal Reserve

5	Source: Financial Oversight and Management Board for Puerto Rico

6 Source: Strategic Insight

† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

John Connelly

Joshua Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

Jim Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	4.65%
10 Years	3.08
5 Years	2.66
1 Year	-3.73

Class C Shares
Inception (8/13/93)	3.88%
10 Years	2.91
5 Years	2.81
1 Year	-1.15

Class Y Shares
Inception (8/12/05)	3.95%
10 Years	3.80
5 Years	3.82
1 Year	0.77

Investor Class Shares
10 Years	3.63%
5 Years	3.66
1 Year	0.53
Class R6 Shares
10 Years	3.69%
5 Years	3.87
1 Year	0.82

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Municipal Income Fund

Supplemental Information

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector		% of total investments
Revenue Bonds		82.14%
General Obligation Bonds		7.85
Pre-Refunded Bonds		6.51
Other		3.50

Top Five Debt Holdings

		% of total net assets
1.	Miami-Dade (County of), FL, Subseries 2021 A-1, Ref. RB	1.09%
2.	Public Authority for Colorado Energy, Series 2008, RB	0.98
3.	Harris County Health Facilities Development Corp. (Methodist Hospital System), Series 2008 A-2, Ref. VRD RB	0.83
4.	Missouri (State of) Health & Educational Facilities Authority (Mercy Health), Series 2017 C, Ref. RB	0.79
5.	New York (City of), NY Water & Sewer System, Series 2012 FF, RB	0.79

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7                    Invesco Municipal Income Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.10%
Alabama–2.19%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2016 B, Ref. RB	5.00%	11/15/2046	$11,790	$13,278,984
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	4,200	4,397,281
Birmingham (City of), AL Water Works Board; Series 2015 A, Ref. RB(a)(b)(c)	5.00%	01/01/2042	10,005	11,031,735
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	15,000	16,129,147
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(d)	5.75%	10/01/2049	5,000	5,764,759
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (Acquired 12/17/2007; Cost $784,728)(e)(f)	5.50%	01/01/2043	900	562,256
Lower Alabama Gas District (The); Series 2016 A, RB(c)	5.00%	09/01/2046	6,000	7,762,853
Southeast Energy Authority A Cooperative District No. 2; Series 2021 B, RB(b)	4.00%	12/01/2031	13,750	15,611,053
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(g)	5.25%	05/01/2044	5,000	5,334,352
				79,872,420

Alaska–0.29%
Alaska (State of) Municipal Bond Bank Authority; Series 2017 A, RB(c)	5.50%	10/01/2042	9,000	10,575,409

Arizona–2.55%
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(g)	5.25%	07/01/2047	4,500	4,969,720
Arizona (State of) Industrial Development Authority (Great Laked Senior Living Community); Series 2019 A, RB	5.00%	01/01/2043	2,045	1,864,618
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(g)	5.50%	07/01/2036	5,840	6,546,991
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(g)	5.75%	07/15/2048	3,150	3,502,148
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2021 A, RB	4.00%	11/01/2046	2,500	2,763,304
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2032	2,560	2,704,701
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	2,308,774
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref. RB(g)	5.00%	07/01/2036	2,500	2,727,011
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(g)	6.50%	07/01/2034	1,095	1,218,834
Phoenix (City of), AZ Industrial Development Authority (Rowan University);
Series 2012, RB	5.25%	06/01/2034	3,000	3,030,461
Series 2012, RB	5.00%	06/01/2042	5,000	5,045,517
Phoenix Civic Improvement Corp.;
Series 2019 A, RB	4.00%	07/01/2045	4,235	4,606,543
Series 2019, RB	5.00%	07/01/2049	13,155	15,497,114
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2017, RB(a)(g)	4.75%	06/15/2037	2,000	2,023,214
Series 2017, RB(a)(g)	5.00%	06/15/2052	5,000	5,061,600
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.00%	05/01/2034	1,000	1,072,914
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(g)	5.25%	07/01/2048	5,000	5,126,273
Salt Verde Financial Corp.; Series 2007, RB	5.00%	12/01/2037	15,155	19,315,379
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds(g)	6.00%	07/15/2027	2,000	2,062,396
Series 2013 B, GO Bonds(g)	5.70%	07/15/2029	775	793,596
Series 2013 B, GO Bonds(g)	6.00%	07/15/2033	710	726,033
				92,967,141

Arkansas–0.25%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,750	3,248,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arkansas–(continued)
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2042	$5,530	$6,021,241
				9,270,232

California–9.48%
Bay Area Toll Authority; Series 2019 S-8, Ref. RB(a)(b)	5.00%	10/01/2029	5,000	6,186,900
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(a)(b)(c)(h)	5.00%	04/01/2027	12,000	14,115,676
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds(i)	0.00%	08/01/2031	40	32,898
Big Bear Lake (City of), CA; Series 1996, Ref. RB (INS - NATL)(j)	6.00%	04/01/2022	335	336,444
California (County of), CA Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	1,500	1,625,934
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	650	736,764
Series 2020 B-2, Ref. RB(i)	0.00%	06/01/2055	10,000	1,900,826
California (County of), CA Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(i)	0.00%	06/01/2046	20,000	5,060,444
California (State of);
Series 2012, GO Bonds	5.00%	09/01/2036	5,000	5,095,091
Series 2020, GO Bonds	3.00%	03/01/2046	4,400	4,412,113
Series 2020, GO Bonds	4.00%	03/01/2046	2,500	2,812,518
Series 2020, GO Bonds	3.00%	03/01/2050	2,500	2,471,108
Series 2020, GO Bonds	4.00%	03/01/2050	2,190	2,455,145
Series 2021, Ref. GO Bonds	4.00%	10/01/2041	5,000	5,718,407
California (State of) Educational Facilities Authority (Stanford University); Series 2019 V-1, RB(c)	5.00%	05/01/2049	15,000	21,749,855
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,485,517
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	3,612	4,083,096
Series 2019 A-2, RB	4.00%	03/20/2033	2,899	3,196,344
Series 2021 A, RB	3.25%	08/20/2036	4,982	5,252,313
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	275	275,744
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(d)	5.00%	12/31/2043	12,550	14,358,252
California (State of) Pollution Control Finance Authority;
Series 2012, RB(d)(g)	5.00%	07/01/2030	3,160	3,380,729
Series 2012, RB(d)(g)	5.00%	07/01/2037	6,955	7,085,774
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(g)	5.00%	11/21/2045	5,250	5,963,347
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	2,500	2,707,782
California (State of) School Finance Authority (New Designs Charter School); Series 2012, RB	5.50%	06/01/2042	2,000	2,011,515
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(g)	5.00%	06/01/2046	3,000	3,276,265
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB(g)	5.00%	12/01/2041	6,475	7,252,966
Series 2016 A, RB(g)	5.25%	12/01/2056	6,150	6,913,950
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, RB (INS - AGM)(j)	5.25%	10/01/2013	170	170,659
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2006 C, RB(g)(i)	0.00%	06/01/2055	45,000	3,941,482
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(i)(j)	0.00%	08/01/2029	1,585	1,357,109
Clovis Unified School District (Election of 2012); Series 2015 D, GO Bonds(a)(b)(i)	0.00%	08/01/2025	3,270	2,168,384
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2039	1,000	575,198
El Segundo Unified School District (Election of 2008);
Series 2009 A, GO Bonds(i)	0.00%	08/01/2032	5,030	3,963,455
Series 2009 A, GO Bonds(i)	0.00%	08/01/2033	4,185	3,207,141
Golden State Tobacco Securitization Corp.;
Series 2018 A-1, Ref. RB(a)(b)	5.00%	06/01/2022	2,955	2,987,576
Series 2021 B-2, Ref. RB(i)	0.00%	06/01/2066	30,000	4,487,805
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS - AGM)(j)	5.00%	08/01/2026	2,000	2,306,818
Hayward Unified School District (Election of 2008); Series 2010 A, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2034	1,500	1,106,049
Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(i)	0.00%	06/01/2036	25,000	9,882,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	$305	$306,292
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2017, RB(d)	5.00%	05/15/2046	6,000	6,698,548
Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	10,000	11,277,300
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(i)(j)	0.00%	08/01/2035	3,260	2,291,965
Morongo Band of Mission Indians (The); Series 2018 A, RB(g)	5.00%	10/01/2042	4,800	5,476,965
Mt. San Antonio Community College District (Election of 2008); Series 2013 A, GO Bonds(k)	6.25%	08/01/2043	6,965	7,568,995
Oakland (Port of), CA; Series 2012 P, Ref. RB(a)(b)(d)	5.00%	05/01/2022	2,000	2,014,404
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2037	1,170	786,009
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2038	4,770	3,094,589
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2039	5,010	3,135,649
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2040	5,260	3,145,440
Series 2009 B, GO Bonds (INS - AGM)(i)(j)	0.00%	08/01/2041	5,520	3,209,874
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, GO Bonds(i)	0.00%	08/01/2035	1,500	1,067,229
Riverside (County of), CA Transportation Commission; Series 2013 A, RB(a)(b)	5.75%	06/01/2023	2,500	2,649,129
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	5,000	5,664,443
San Diego (County of), CA Regional Airport Authority;
Series 2021 A, RB	5.00%	07/01/2051	3,035	3,682,113
Series 2021 B, RB(d)	5.00%	07/01/2046	15,000	17,785,992
Series 2021 B, RB(d)	4.00%	07/01/2051	5,000	5,437,415
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2018 D, RB(d)	5.25%	05/01/2048	14,190	16,421,755
Series 2019 A, RB(d)	5.00%	05/01/2039	5,000	5,833,211
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. RB	5.25%	01/15/2044	5,000	5,436,876
San Mateo (City of), CA Foster School District (Election 2008); Series 2010, GO Bonds(k)	6.63%	08/01/2042	4,915	5,406,928
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.38%	09/01/2029	2,430	2,543,761
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(i)	0.00%	06/01/2036	22,000	9,986,634
Series 2007 A, RB(i)	0.00%	06/01/2041	5,000	1,702,163
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2048	5,380	6,110,694
Tender Option Bond Trust Receipts/Certificates; Series 2018-XX1082, Class C, Revenue Ctfs.(c)(d)(h)	5.25%	05/15/2048	12,000	13,898,302
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, GO Bonds(i)	0.00%	08/01/2026	1,250	1,160,859
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2049	1,200	1,438,424
West Contra Costa Unified School District; Series 2005, GO Bonds (INS- NATL)(i)(j)	0.00%	08/01/2027	7,865	7,031,365
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS- AGM)(i)(j)	0.00%	08/01/2024	3,570	3,447,343

				345,818,171

Colorado–3.25%
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	1,060,748
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(g)	5.00%	12/01/2049	1,600	1,695,643
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, Ref. RB(g)	5.00%	12/01/2037	3,000	3,116,330
Colorado (State of) Health Facilities Authority; Series 2020-XX1130, Ctfs.(c)(h)	5.00%	08/01/2044	15,770	18,311,887
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 A, RB	5.00%	11/15/2048	5,000	5,902,159
Colorado (State of) Health Facilities Authority (Children’s Hospital); Series 2020, Ref. VRD RB (LOC - TD Bank N.A.)(l)(m)	0.02%	12/01/2052	5,680	5,680,000
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The));
Series 2013, RB(a)(b)	5.63%	06/01/2023	2,500	2,641,722
Series 2017, Ref. RB(a)(b)	5.00%	06/01/2027	3,500	4,085,658
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2051	6,220	6,833,167
Denver (City & County of), CO; Series 2018 A, Ref. RB(c)(d)	5.25%	12/01/2043	15,000	17,625,747
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(d)	5.00%	10/01/2032	5,000	5,198,361
Denver (City of), CO Convention Center Hotel Authority; Series 2016, Ref. RB	5.00%	12/01/2040	2,500	2,771,903
Denver (State of) Health & Hospital Authority;
Series 2019 A, Ref. RB	4.00%	12/01/2039	1,000	1,094,021
Series 2019 A, Ref. RB	4.00%	12/01/2040	1,000	1,092,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Neu Towne Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	$3,000	$3,144,364
Public Authority for Colorado Energy; Series 2008, RB	6.50%	11/15/2038	24,825	35,789,356
Sterling Ranch Community Authority Board; Series 2020 A, Ref. RB	4.25%	12/01/2050	2,250	2,381,029
				118,424,446
Connecticut–0.79%
Connecticut (State of);
Series 2019 A, GO Bonds	5.00%	04/15/2035	2,000	2,415,401
Series 2019 A, GO Bonds	5.00%	04/15/2036	2,600	3,137,511
Series 2019 A, GO Bonds	5.00%	04/15/2039	1,600	1,922,992
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.); Series 2016 A, RB(g)	5.00%	09/01/2046	3,990	4,231,934
Connecticut (State of) Health & Educational Facilities Authority (Duncaster, Inc.);
Series 2014 A, RB	5.00%	08/01/2035	1,000	1,056,020
Series 2014 A, RB	5.00%	08/01/2044	5,000	5,247,738
Connecticut (State of) Health & Educational Facilities Authority (The Griffin Hospital); Series 2020 G-1, Ref. RB(g)	5.00%	07/01/2044	3,850	4,453,047
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2040	6,190	6,503,571

				28,968,214

Delaware–0.15%
Delaware (State of) River & Bay Authority; Series 2019, Ref. RB	4.00%	01/01/2044	5,000	5,589,431

District of Columbia–3.03%
District of Columbia;
Series 2006 B-1, RB (INS - NATL)(j)	5.00%	02/01/2031	945	947,918
Series 2019 A, RB	4.00%	03/01/2044	6,665	7,506,877
District of Columbia (Georgetown University);
Series 2017, Ref. RB(a)(b)	5.00%	04/01/2027	1,180	1,376,747
Series 2017, Ref. RB(a)(b)	5.00%	04/01/2027	7,125	8,351,005
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	2,344,862
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, RB(i)	0.00%	06/15/2046	25,000	5,608,020
Metropolitan Washington Airports Authority;
Series 2016 A, Ref. RB(d)	5.00%	10/01/2034	5,295	5,986,395
Series 2018 A, Ref. RB(d)	5.00%	10/01/2043	15,800	18,284,894
Series 2021 A, Ref. RB(d)	5.00%	10/01/2046	5,000	5,997,188
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, RB (INS - AGM)(i)(j)	0.00%	10/01/2037	17,565	9,696,614
Series 2014 A, Ref. RB(a)(b)	5.00%	04/01/2022	13,710	13,759,567
Series 2019 B, Ref. RB	4.00%	10/01/2044	12,185	13,259,199
Series 2019 B, Ref. RB	4.00%	10/01/2049	16,045	17,349,110

				110,468,396

Florida–8.63%
Broward (County of), FL;
Series 2015 A, RB(d)	5.00%	10/01/2045	5,030	5,555,928
Series 2019 A, RB	4.00%	10/01/2042	6,540	7,465,719
Series 2019 B, RB(d)	4.00%	09/01/2044	5,000	5,415,313
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2047	15,000	16,786,587
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(g)	5.00%	12/15/2050	2,000	2,087,509
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(g)	5.00%	07/01/2037	2,765	2,845,548
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013; Cost $ 1,000,000)(e)(f)(g)	7.25%	05/15/2026	1,000	680,000
Series 2014 A, RB (Acquired 12/16/2013; Cost $ 2,442,456)(e)(f)(g)	7.75%	05/15/2035	2,500	1,700,000
Davie (Town of), FL (Nova Southeastern University);
Series 2013 A, RB(a)(b)	6.00%	04/01/2023	3,250	3,425,666
Series 2018, Ref. RB	5.00%	04/01/2048	10,605	12,200,260
Florida (State of) Mid-Bay Bridge Authority; Series 1991 A, RB(a)	6.88%	10/01/2022	585	605,275
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	5,667,762
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(d)(g)	7.38%	01/01/2049	15,500	16,712,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2015, RB(g)	6.00%	06/15/2035	$2,935	$3,249,373

Series 2020 C, Ref. RB(g)	5.00%	09/15/2050	2,200	2,355,599

Greater Orlando Aviation Authority;
Series 2019 A, RB(d)	4.00%	10/01/2044	10,000	10,888,731

Series 2019 A, RB(d)	5.00%	10/01/2049	10,000	11,654,760

Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB(Acquired 08/29/2018-12/26/2018; Cost $5,883,689)(f)	6.00%	04/01/2038	6,000	2,880,000
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 E, RB(c)(d)	5.00%	10/01/2048	15,000	17,348,922
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.50%	08/15/2030	4,235	4,707,780
Series 2020 A, Ref. RB	5.50%	08/15/2040	4,000	4,332,302
Series 2020 A, Ref. RB	5.75%	08/15/2050	3,000	3,243,984
Series 2020 A, Ref. RB	5.75%	08/15/2055	1,500	1,614,407
Lee Memorial Health System; Series 2019 A1, Ref. RB	5.00%	04/01/2044	4,225	5,001,024
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,106,675
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,139,881
Miami-Dade (County of), FL;
Series 2012 A, Ref. RB(a)(b)(d)	5.00%	10/01/2022	2,000	2,048,636
Series 2012 B, Ref. RB(a)(b)	5.00%	10/01/2022	3,800	3,894,659
Series 2017 B, Ref. RB(d)	5.00%	10/01/2040	6,000	6,863,415
Series 2019 B, RB	4.00%	10/01/2049	15,000	16,651,787
Series 2020 B, RB	4.00%	07/01/2049	5,000	5,579,798
Subseries 2021 A-1, Ref. RB (INS - AGM)(d)(j)	4.00%	10/01/2045	36,000	39,659,397
Miami-Dade (County of), FL Educational Facilities Authority (University of Miami); Series 2018 A, RB(c)	5.00%	04/01/2053	9,000	10,249,969
Miami-Dade (County of), FL Expressway Authority; Series 2010 A, RB (INS-AGM)(j)	5.00%	07/01/2035	3,350	3,369,313
Miami-Dade (County of), FL Water & Sewer System; Series 2021, RB	4.00%	10/01/2051	5,000	5,613,761
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2019 , RB	5.00%	10/01/2047	10,000	11,770,411
Orlando (City of), FL Greater Orlando Aviation Authority; Series 2017 A, RB(d)	5.00%	10/01/2047	8,570	9,752,064
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,500	2,884,215
Palm Beach (County of), FL Health Facilities Authority (Baptist Health South Florida); Series 2019, RB	4.00%	08/15/2049	10,170	11,026,868
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	2,000	2,227,959
Putnam (County of), FL Development Authority (Seminole Electric Cooperative);
Series 2018 A, Ref. RB	5.00%	03/15/2042	12,125	14,049,075
Series 2018 B, Ref. PCR	5.00%	03/15/2042	4,920	5,700,738
Reunion East Community Development District; Series 2005, RB(e)(n)	5.80%	05/01/2036	197	2
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,500	4,953,820
Tampa (City of), FL;
Series 2020 A, RB(i)	0.00%	09/01/2040	1,000	521,358
Series 2020 A, RB(i)	0.00%	09/01/2041	1,000	497,425
Series 2020 A, RB(i)	0.00%	09/01/2042	1,025	486,590
Series 2020 A, RB(i)	0.00%	09/01/2045	1,950	806,728
Series 2020 A, RB(i)	0.00%	09/01/2049	2,600	904,708
Series 2020 A, RB(i)	0.00%	09/01/2053	2,600	754,458
Tampa Bay Water; Series 2001 A, Ref. RB (INS - NATL)(j)	6.00%	10/01/2029	3,000	3,903,237

				314,841,884

Georgia–1.96%
Atlanta (City of), GA; Series 2015, RB(c)	5.00%	11/01/2040	18,420	20,439,546
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	4.00%	01/01/2054	3,000	3,066,784
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4);
Series 2019 A, RB	5.00%	01/01/2039	4,500	5,235,138
Series 2019 A, RB	5.00%	01/01/2049	5,000	5,803,036
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System); Series 2017, RAC	5.00%	08/01/2043	$7,750	$8,910,781
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.);
Series 2017 A, RB(g)	5.88%	06/15/2047	1,680	1,864,941
Series 2017 A, RB(g)	6.00%	06/15/2052	1,530	1,703,669
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	3,000	3,446,335
Series 2019 B, RB(b)	4.00%	12/02/2024	7,000	7,477,298
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB(g)	5.00%	11/01/2037	5,250	5,660,614
Rockdale (County of), GA Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB(d)(g)	4.00%	01/01/2038	7,210	7,797,260
				71,405,402

Guam–0.06%
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	2,000	2,337,506

Hawaii–0.45%
Hawaii (State of); Series 2022 A, RB(d)	5.00%	07/01/2051	7,500	9,022,051
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. RB	5.25%	11/15/2037	1,250	1,277,308
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. RB(d)	3.25%	01/01/2025	4,500	4,643,259
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2012, Ref. RB	5.13%	11/15/2032	1,500	1,532,870
				16,475,488

Illinois–8.27%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2007, Ref. RB	5.60%	01/01/2023	440	440,724
Bolingbrook (Village of), IL; Series 2005, RB	6.25%	01/01/2024	609	597,539
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2032	3,300	3,627,332
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	1,500	1,647,044
Series 2008 C, Ref. RB	5.00%	01/01/2039	5,000	5,437,290
Series 2014, RB	5.00%	11/01/2044	1,905	2,060,304
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,875,249
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,194,897
Series 2017 A, RB (INS - AGM)(j)	5.25%	01/01/2042	2,000	2,323,160
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	8,500	9,859,160
Series 2019 A, GO Bonds	5.50%	01/01/2049	8,000	9,213,426
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(g)	7.00%	01/15/2029	2,493	2,495,625
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(d)	6.13%	02/20/2042	1,235	1,237,087
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(n)	7.46%	02/15/2026	310	298,281
Chicago (City of), IL (Midway Airport);
Series 2013 A, Ref. RB(d)	5.50%	01/01/2032	5,000	5,163,527
Series 2014 A, Ref. RB(d)	5.00%	01/01/2041	2,725	2,877,442
Chicago (City of), IL (O’Hare International Airport);
Series 2016 C, Ref. RB	5.00%	01/01/2037	2,500	2,795,027
Series 2017 D, RB	5.25%	01/01/2036	4,600	5,324,253
Series 2017 D, RB(c)(d)	5.00%	01/01/2042	6,500	7,301,073
Series 2017 D, RB(c)(d)	5.00%	01/01/2047	7,500	8,377,604
Chicago (City of), IL (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/2022	504	504,198
Chicago (City of), IL Board of Education;
Series 2017 H, GO Bonds	5.00%	12/01/2036	5,750	6,429,078
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	3,000	3,186,884
Series 2018 D, GO Bonds	5.00%	12/01/2046	3,000	3,358,061
Chicago (City of), IL Metropolitan Water Reclamation District;
Series 2007 B, Ref. GO Bonds	5.25%	12/01/2035	5,000	6,895,130
Series 2015 A, GO Bonds(a)(b)(c)	5.00%	12/01/2024	12,000	13,167,906
Series 2015 C, GO Bonds(c)	5.00%	12/01/2027	6,805	7,494,459
Series 2015 C, GO Bonds(c)	5.00%	12/01/2028	4,000	4,398,416
Chicago (City of), IL Transit Authority; Series 2014, RB	5.00%	12/01/2044	8,195	8,927,599
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	552	543,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 2013, GO Bonds	5.25%	07/01/2031	$4,000	$4,208,335
Series 2014, GO Bonds	5.25%	02/01/2033	2,650	2,818,334
Series 2014, GO Bonds	5.00%	05/01/2039	4,710	4,994,013
Series 2017 C, GO Bonds	5.00%	11/01/2029	5,000	5,715,801
Series 2018 A, GO Bonds	6.00%	05/01/2028	10,235	12,408,217
Series 2018 A, GO Bonds	5.00%	05/01/2030	2,775	3,186,018
Series 2020 B, GO Bonds	4.00%	10/01/2034	2,900	3,147,493
Series 2020, GO Bonds	5.50%	05/01/2039	6,250	7,465,246
Series 2021 A, GO Bonds	5.00%	03/01/2046	4,300	4,974,504
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,785,599
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB(a)(b)	5.00%	09/01/2024	1,865	2,031,512
Series 2014 A, RB(a)(b)	5.00%	09/01/2024	1,290	1,405,175
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(d)	8.00%	06/01/2032	1,270	1,271,020
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(a)	6.25%	04/15/2022	225	226,559
Series 1992 C, RB(a)	6.25%	04/15/2022	260	261,754
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	3,430	3,736,994
Series 2019 A, Ref. RB	5.00%	11/01/2040	2,245	2,425,623
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	783	716,119
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(a)(b)	6.75%	08/15/2023	2,000	2,148,652
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB(a)(b)	5.00%	05/15/2025	1,050	1,163,678
Series 2015, Ref. RB(a)(b)	5.25%	05/15/2025	2,355	2,628,297
Illinois (State of) Finance Authority (Rosalind Franklin University Research Building); Series 2017, RB	5.00%	08/01/2049	2,450	2,727,802
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,141,993
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	7,380,345
Illinois (State of) Finance Authority (University of Chicago); Series 2015 A, RB(c)	5.00%	10/01/2040	10,000	11,129,949
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002, Ref. RB(a)	5.65%	06/15/2022	1,905	1,931,721
Series 2002, Ref. RB(a)	5.65%	06/15/2022	16,340	16,569,201
Series 2002, Ref. RB(a)	5.65%	06/15/2022	1,755	1,779,617
Series 2012 A, RB(a)	5.00%	06/15/2042	3,175	3,213,652
Series 2020, Ref. RB	4.00%	06/15/2050	6,645	6,915,461
Illinois (State of) Sports Facilities Authority (The);
Series 2014, Ref. RB (INS - AGM)(j)	5.25%	06/15/2031	2,630	2,799,842
Series 2014, Ref. RB (INS - AGM)(j)	5.25%	06/15/2032	2,395	2,545,807
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(c)	5.00%	01/01/2038	8,000	8,247,000
Series 2015 A, RB(c)	5.00%	01/01/2040	14,190	15,658,774
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(e)(n)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority; Series 2017, RB	5.00%	06/01/2026	8,000	8,974,507
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2043	5,000	5,905,922
				301,856,757

Indiana–0.85%
Indiana (State of) Finance Authority (CWA Authority) (Green Bonds); Series 2016 A, RB (INS - NATL)(j)	5.00%	10/01/2046	15,000	17,056,834
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2041	4,555	5,077,731
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2012 A, RB	5.00%	06/01/2032	1,220	1,228,258
Series 2012 A, RB	5.00%	06/01/2039	2,500	2,515,856
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2035	1,700	1,933,339
Series 2016, RB	5.00%	07/01/2041	1,500	1,697,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(d)	6.75%	01/01/2034	$1,500	$1,623,429
				31,132,615

Iowa-0.62%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Ref. RB(b)	5.25%	12/01/2037	8,140	8,728,248
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	4,760	5,096,690
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2036	1,000	1,114,809
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	1,800	1,926,321
Series 2021 B-1, Ref. RB	0.38%	06/01/2030	70	69,868
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	2,925	3,110,915
Series 2021 B-2, Ref. RB(i)	0.00%	06/01/2065	17,350	2,697,984
				22,744,835

Kansas–0.37%
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB(a)(b)	5.25%	07/01/2023	2,000	2,111,735
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2039	1,500	1,627,934
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB	5.38%	12/01/2046	6,960	6,989,735
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	1,500	1,545,423
Wyandotte (County of) & Kansas City (City of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	1,180	1,276,865
				13,551,692

Kentucky–2.80%
Ashland (City of), KY (King’s Daughters Medical Center);
Series 2019, Ref. RB	4.00%	02/01/2035	465	512,079
Series 2019, Ref. RB	4.00%	02/01/2036	380	418,108
Series 2019, Ref. RB	4.00%	02/01/2037	375	412,117
Series 2019, Ref. RB	4.00%	02/01/2038	375	411,382
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	3,000	3,337,373
Series 2016, Ref. RB	5.50%	02/01/2044	5,000	5,558,688
Kentucky (Commonwealth of) Economic Development Finance Authority (Baptist Healthcare System); Series 2017 B, RB	5.00%	08/15/2046	5,000	5,734,020
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Series 2017 A, Ref. RB (INS - AGM)(j)	5.00%	12/01/2045	15,300	17,972,985
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2037	1,700	1,860,041
Series 2015 A, RB	5.00%	07/01/2040	12,705	13,886,291
Series 2015 A, RB	5.00%	01/01/2045	4,175	4,558,713
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	8,950	10,140,717
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State); Series 2019 A, Ref. RB	4.00%	09/01/2045	13,555	14,603,958
Kentucky (Commonwealth of) Public Energy Authority; Series 2018 B, RB(b)	4.00%	01/01/2025	6,000	6,341,780
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, RB	5.75%	10/01/2042	5,870	6,257,834
Series 2013, VRD RB (LOC - PNC Bank N.A.)(l)(m)	0.20%	10/01/2043	10,000	10,000,000
				102,006,086

Louisiana–1.51%
Jefferson Sales Tax District; Series 2019 B, RB (INS - AGM)(j)	4.00%	12/01/2038	6,000	6,901,916
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(a)(b)	5.50%	05/15/2026	1,010	1,174,423
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2016, RB	5.00%	07/01/2051	12,400	13,568,406
New Orleans (City of), LA;
Series 2014, Ref. RB(a)(b)	5.00%	06/01/2024	605	654,730
Series 2015, RB(a)(b)	5.00%	12/01/2025	3,000	3,391,377
Series 2015, RB(a)(b)	5.00%	12/01/2025	5,500	6,217,525
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 A, RB (INS - AGM)(j)	5.00%	10/01/2048	5,000	5,926,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(b)	2.13%	07/01/2024	$4,000	$4,023,111
Series 2017, Ref. RB(b)	2.38%	07/01/2026	4,000	4,041,936
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	8,500	9,069,639

				54,969,704

Maine–0.16%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB(a)(b)	5.00%	07/01/2023	5,700	5,999,663

Maryland–1.90%
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2039	7,100	7,408,408
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	5.00%	09/01/2038	1,650	1,799,496
Baltimore (County of), MD (Oak Crest Village, Inc.); Series 2020, Ref. RB	4.00%	01/01/2045	1,750	1,939,626
Series 2020, Ref. RB	4.00%	01/01/2050	2,500	2,768,683
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy);
Series 2017 A, RB(g)	5.13%	07/01/2037	1,265	1,348,898
Series 2017 A, RB(g)	5.25%	07/01/2047	4,295	4,537,529
Series 2017 A, RB(g)	5.38%	07/01/2052	1,530	1,621,716
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,617,275
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2017 A, RB	5.00%	05/15/2042	5,000	5,809,143
Maryland (State of) Health & Higher Educational Facilities Authority (UPMC);
Series 2020 B, RB	4.00%	04/15/2045	3,500	3,877,127
Series 2020 B, RB	4.00%	04/15/2050	2,500	2,754,307
Maryland (State of) Transportation Authority; Series 2021 A, Ref. RB	5.00%	07/01/2051	5,000	6,164,703
Maryland (State of) Transportation Authority (Transportation Facilities); Series 2020, RB	4.00%	07/01/2050	10,000	11,191,904
Montgomery (County of), MD; Series 2017 E, VRD GO Bonds(l)	0.03%	11/01/2037	2,400	2,400,000
Prince Georges (County of), MD (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.25%	04/01/2037	2,000	2,082,361
Series 2017, Ref. RB	5.25%	04/01/2047	4,035	4,167,224
Rockville (City of), MD (Ingleside at King Farm); Series 2017 B, RB	5.00%	11/01/2042	3,500	3,702,099

				69,190,499

Massachusetts–1.58%
Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2016 A, Ref. RB(i)	0.00%	07/01/2031	13,000	10,454,502
Massachusetts (Commonwealth of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	4,636,285
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup);
Series 2016 I, Ref. RB	5.00%	07/01/2036	3,000	3,379,664
Series 2016 I, Ref. RB	5.00%	07/01/2038	2,045	2,298,370
Series 2018 J-2, RB	5.00%	07/01/2043	4,100	4,814,111
Series 2018 J-2, RB	5.00%	07/01/2048	5,000	5,848,125
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	5,000	5,529,761
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,158,973
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	929,364
Series 2017, Ref. RB	5.00%	07/01/2047	3,000	2,742,548
Massachusetts (Commonwealth of) Development Finance Agency (Merrimack College); Series 2012 A, RB(a)(b)	5.25%	07/01/2022	1,050	1,066,189
Massachusetts (Commonwealth of) Port Authority;
Series 2019 A, Ref. RB(d)	5.00%	07/01/2039	4,000	4,739,683
Series 2019 A, Ref. RB(d)	5.00%	07/01/2040	1,000	1,183,231
Massachusetts (Commonwealth of) Port Authority (Bosfuel); Series 2019 A, Ref. RB(d)	5.00%	07/01/2049	7,000	8,042,857

				57,823,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Michigan–2.11%
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2037	$2,450	$2,672,071
Series 2019, Ref. RB	5.00%	05/15/2042	3,310	3,585,416
Michigan (State of); Series 2021, RB	4.00%	11/15/2044	15,000	17,268,338
Michigan (State of) Building Authority (Facilities Program); Series 2019, Ref. RB	4.00%	10/15/2049	7,000	7,826,099
Michigan (State of) Finance Authority;
Series 2014 C-1, RB(a)(b)	5.00%	07/01/2022	2,720	2,759,695
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	2,000	2,275,954
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	9,000	9,980,360
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center); Series 2018, RB	5.00%	11/01/2043	2,500	2,953,428
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,355	1,465,617
Series 2014 D-1, Ref. RB (INS - AGM)(j)	5.00%	07/01/2037	2,000	2,158,480
Series 2014 D-2, Ref. RB (INS - AGM)(j)	5.00%	07/01/2027	4,000	4,352,562
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	1,355	1,466,593
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,166,557
Oakland University Board of Trustees;
Series 2016, RB	5.00%	03/01/2041	5,000	5,600,140
Series 2016, RB	5.00%	03/01/2047	2,500	2,799,046
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(d)	5.00%	12/01/2032	1,500	1,540,152
Series 2012 B, RB(d)	5.00%	12/01/2037	1,500	1,543,002
Series 2012 D, Ref. RB(d)	5.00%	12/01/2028	2,500	2,568,818

				76,982,328

Minnesota–0.31%
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	7,615	8,161,075
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.75%	09/01/2046	2,000	2,216,461
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury); Series 2014, RB	5.25%	12/01/2049	1,000	1,021,699

				11,399,235

Mississippi–0.92%
Jackson (County of), MS (Chevron U.S.A., Inc.);
Series 1993, Ref. VRD RB(l)	0.05%	06/01/2023	3,500	3,500,000
Series 1993, Ref. VRD RB(l)	0.05%	06/01/2023	1,100	1,100,000
Mississippi (State of) Development Bank (Jackson County Industrial Water System); Series 2009, VRD RB(l)	0.05%	12/01/2039	5,000	5,000,000
Mississippi Business Finance Corp. (Chevron U.S.A, Inc.); Series 2009 I, VRD IDR(l)	0.05%	12/01/2030	2,205	2,205,000
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.);
Series 2007 E, VRD IDR(l)	0.05%	12/01/2030	1,660	1,660,000
Series 2010 G, VRD RB(l)	0.05%	11/01/2035	1,500	1,500,000
Series 2010 I, VRD IDR(l)	0.05%	11/01/2035	11,270	11,270,000
Series 2010 K, VRD RB(l)	0.05%	11/01/2035	2,460	2,460,000
West Rankin Utility Authority; Series 2018, RB(a)(b)	5.00%	01/01/2028	4,050	4,849,944

				33,544,944

Missouri–1.95%
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB (INS - AGM)(d)(j)	5.00%	03/01/2049	11,975	13,726,858
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(g)	5.00%	04/01/2046	1,150	1,167,317
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(g)	5.00%	02/01/2040	1,500	1,441,580
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2050	2,900	3,049,101
Series 2017, Ref. RB	5.25%	05/15/2042	1,675	1,773,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2046	$4,000	$4,307,048
Series 2019 A, RB	5.00%	02/01/2042	3,000	3,248,319
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	3,200	3,482,730
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2017 C, Ref. RB(c)	5.00%	11/15/2042	25,000	28,987,478
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.88%	09/01/2043	1,750	1,828,891
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.13%	09/01/2048	7,500	8,157,113

				71,170,415

Montana–0.08%
Kalispell (City of), MT (Immanuel Lutheran Corp.); Series 2017, Ref. RB	5.25%	05/15/2047	2,645	2,793,185

Nebraska–0.82%
Central Plains Energy Project (No. 3);
Series 2012, RB(o)	5.00%	09/01/2032	4,900	4,996,154
Series 2017 A, Ref. RB	5.00%	09/01/2037	5,010	6,368,143
Series 2017 A, Ref. RB	5.00%	09/01/2042	10,000	12,902,529
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,684,050

				29,950,876

Nevada–0.48%
Las Vegas (City of), NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	12,320	14,370,282
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB(g)	5.00%	07/15/2047	2,900	3,113,355

				17,483,637

New Hampshire–0.25%
New Hampshire (State of) Business Finance Authority; Series 2020 1-A, RB	4.13%	01/20/2034	6,312	7,038,299
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(b)(d)(g)	3.75%	07/02/2040	1,205	1,216,618
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(b)(g)	3.63%	07/02/2040	740	744,480

				8,999,397

New Jersey–5.29%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(j)	5.75%	11/01/2028	7,500	8,837,613
Gloucester (County of), NJ Industrial Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(d)	5.00%	12/01/2024	2,365	2,485,478
Hudson (County of), NJ Improvement Authority (Hudson County Courhouse); Series 2020, RB	4.00%	10/01/2051	10,000	11,298,814
New Jersey (State of);
Series 2020 A, GO Bonds	4.00%	06/01/2030	4,120	4,735,479
Series 2020 A, GO Bonds	4.00%	06/01/2031	5,000	5,784,559
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - NATL)(c)(h)(j)	5.50%	09/01/2022	7,500	7,669,139
Series 2005 N-1, Ref. RB (INS - AMBAC)(j)	5.50%	09/01/2024	3,885	4,253,643
Series 2012 II, Ref. RB	5.00%	03/01/2023	2,150	2,160,381
Series 2012, Ref. RB(a)(b)	5.00%	06/15/2022	3,000	3,037,837
Series 2012, Ref. RB(a)(b)	5.00%	06/15/2022	1,000	1,012,612
Series 2012, Ref. RB(a)(b)	5.00%	06/15/2022	3,000	3,037,837
Series 2017 A, Ref. RB	5.00%	07/01/2033	2,800	3,159,120
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2032	675	681,251
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,400,482
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(d)	5.38%	01/01/2043	1,500	1,597,896
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017 A, Ref. RB	5.25%	07/01/2057	6,375	7,430,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System); Series 2016 A, Ref. RB	5.00%	07/01/2039	$7,000	$7,948,262
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS - AGC)(i)(j)	0.00%	12/15/2026	10,000	9,059,511
Series 2006 C, RB (INS - NATL)(i)(j)	0.00%	12/15/2031	7,410	5,738,693
Series 2010 D, RB	5.25%	12/15/2023	2,000	2,135,936
Series 2015 AA, RB	5.25%	06/15/2041	2,500	2,759,198
Series 2015 AA, RB	5.00%	06/15/2045	3,420	3,731,126
Series 2016 A-1, RN	5.00%	06/15/2027	10,000	11,367,124
Series 2018 A, Ref. RB	5.00%	12/15/2035	7,030	8,113,223
Series 2018 A, Ref. RN(c)(h)	5.00%	06/15/2030	5,000	5,668,945
Series 2018 A, Ref. RN(c)(h)	5.00%	06/15/2031	7,500	8,491,067
Series 2019, RB	5.25%	06/15/2043	5,000	5,792,271
Series 2019, Ref. RB	5.00%	12/15/2032	2,500	2,938,645
Series 2020 AA, RB	4.00%	06/15/2045	2,385	2,566,511
Series 2020 AA, RB	4.00%	06/15/2050	10,000	10,699,669
Series 2022, RB	4.00%	06/15/2046	5,000	5,397,164
New Jersey (State of) Turnpike Authority;
Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,597,760
Series 2019 A, RB	4.00%	01/01/2048	10,285	11,253,418
Series 2021 A, RB	4.00%	01/01/2051	2,750	3,053,871
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2046	10,000	11,234,165
				193,128,977

New Mexico–0.04%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 A, RB	5.00%	07/01/2049	1,250	1,330,034

New York–10.60%
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, RB(i)	0.00%	07/15/2035	5,000	3,253,526
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	5,850	6,006,979
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB (INS - AGM)(j)	4.00%	02/15/2047	8,000	8,596,556
Metropolitan Transportation Authority;
Series 2013 A, RB	5.00%	11/15/2038	3,025	3,142,016
Series 2019 D-1, RB	5.00%	09/01/2022	5,000	5,101,783
Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(l)(m)	0.05%	11/15/2050	4,250	4,250,000
Metropolitan Transportation Authority (Green Bonds);
Series 2017 C-1, Ref. RB	5.00%	11/15/2024	3,670	4,028,534
Series 2019 C, RB (INS - AGM)(j)	4.00%	11/15/2045	10,000	10,907,525
Series 2020 C-1, RB	5.00%	11/15/2050	4,000	4,615,318
Series 2020 D-3, RB	4.00%	11/15/2050	10,000	10,714,489
Series 2020 E, Ref. RB	4.00%	11/15/2045	5,000	5,388,767
Subseries 2017 A-1, RB	5.25%	11/15/2057	2,280	2,573,274
Monroe County Industrial Development Corp. (St. Ann’s Community);
Series 2019, Ref. RB	5.00%	01/01/2040	4,985	5,109,244
Series 2019, Ref. RB	5.00%	01/01/2050	2,015	2,084,339
New York & New Jersey (States of) Port Authority;
Ninety-Third Series 1994, RB	6.13%	06/01/2094	5,250	5,717,685
Series 2019, RB(d)	5.00%	11/01/2044	6,500	7,663,657
New York (City of), NY;
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	3,000	3,592,822
Series 2019 B-1, GO Bonds	5.00%	10/01/2043	3,000	3,585,444
Series 2021 F-1, GO Bonds	5.00%	03/01/2050	10,000	12,055,210
Subseries 2015 F, VRD GO Bonds(l)	0.02%	06/01/2044	2,400	2,400,000
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2040	11,930	13,329,181
New York (City of), NY Municipal Water Finance Authority; Subseries 2012 A-1, VRD RB(l)	0.05%	06/15/2044	2,680	2,680,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2019 B-1, RB	4.00%	11/01/2045	$6,000	$6,653,293
Subseries 2013, RB(c)	5.00%	11/01/2038	5,465	5,798,784
Subseries 2013, RB(c)	5.00%	11/01/2042	12,625	13,376,704
Subseries 2020 A-3, RB	4.00%	05/01/2044	10,000	11,043,182
New York (City of), NY Water & Sewer System; Series 2012 FF, RB(c)	5.00%	06/15/2045	28,610	28,971,528
New York (County of), NY Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	10,000	12,131,953
New York (State of) Dormitory Authority;
Series 2020 A, Ref. RB	4.00%	03/15/2046	15,000	16,669,714
Series 2020 D, Ref. RB	4.00%	02/15/2047	11,000	12,134,730
New York (State of) Dormitory Authority (General Purpose); Series 2014 C, RB(c)	5.00%	03/15/2040	12,030	12,864,639
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2014 A, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(l)(m)	0.03%	11/01/2046	5,000	5,000,000
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	7,805,118
Series 2020 A, Ref. RB	4.00%	11/15/2050	5,000	5,548,364
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2053	10,000	10,815,123
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(g)	5.00%	11/15/2044	11,405	12,151,441
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	6,000	7,828,665
New York State Urban Development Corp.;
Series 2019 A, Ref. RB	4.00%	03/15/2042	10,080	11,200,602
Series 2020 A, RB	5.00%	03/15/2042	800	976,257
New York Transportation Development Corp.;
Series 2020 A, Ref. RB(d)	5.00%	12/01/2036	1,000	1,165,083
Series 2020 A, Ref. RB(d)	4.00%	12/01/2041	1,300	1,380,573
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(d)	5.00%	08/01/2026	20,990	21,199,537
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(d)	5.00%	01/01/2034	6,970	7,859,314
Series 2018, RB(d)	5.00%	01/01/2036	1,235	1,390,146
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(d)	5.25%	01/01/2050	14,815	15,779,239
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	1,535	1,549,875
Series 2005 A, RB(g)(i)	0.00%	08/15/2045	56,475	14,531,531
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2020 A, RB	5.00%	11/15/2049	4,500	5,444,438
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2045	8,265	8,721,462
				386,787,644

North Carolina–0.77%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 H, VRD RB(l)	0.02%	01/15/2048	5,000	5,000,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref. VRD RB(l)	0.02%	01/15/2037	4,400	4,400,000
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(d)	5.00%	06/30/2054	5,475	5,822,400
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. RB(a)(b)	4.25%	03/01/2022	925	925,000
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield);
Series 2020, RB	5.00%	10/01/2040	1,050	1,146,136
Series 2020, RB	5.00%	10/01/2045	1,000	1,079,893
Series 2020, RB	5.00%	10/01/2050	1,500	1,615,894
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB	5.00%	01/01/2040	7,000	8,120,045
				28,109,368

North Dakota–0.42%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.20%	04/15/2046	2,700	2,771,228
Ward (County of), ND (Trinity Obligated Group); Series 2017 C, RB	5.00%	06/01/2048	11,065	12,476,613
				15,247,841

Ohio–4.06%
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	1,000	1,008,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2046	$5,000	$5,687,272
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	10,000	11,123,746
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	23,630	25,742,380
Series 2020 B-3, Ref. RB(i)	0.00%	06/01/2057	21,475	3,354,023
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2047	5,400	5,721,932
Chillicothe (City of), OH (Adena Health System Obligated Group); Series 2017, Ref. RB	5.00%	12/01/2037	5,000	5,752,558
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools);
Series 2014 A, Ref. RB	5.75%	01/01/2024	265	271,797
Series 2014 A, Ref. RB	6.50%	01/01/2034	2,450	2,565,305
Cleveland (City of), OH; Series 2008 B-2, RB (INS - NATL)(i)(j)	0.00%	11/15/2025	2,895	2,711,151
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.00%	02/15/2052	5,000	5,695,908
Series 2017, Ref. RB	5.50%	02/15/2052	7,000	8,181,544
Series 2017, Ref. RB	5.00%	02/15/2057	2,150	2,443,808
Hamilton (County of), OH (Christ Hospital);
Series 2012, RB(a)(b)	5.50%	06/01/2022	6,000	6,072,781
Series 2012, RB	5.25%	06/01/2027	3,295	3,328,526
Hamilton (County of), OH (Life Enriching Communities);
Series 2016, Ref. RB	5.00%	01/01/2046	6,505	6,887,557
Series 2016, Ref. RB	5.00%	01/01/2051	1,695	1,791,557
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2050	12,040	14,275,059
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	16,500	19,226,178
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	7,740	7,936,803
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(d)	5.00%	12/31/2025	2,000	2,210,264
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, RB (CEP - GNMA)(d)	6.10%	09/20/2049	2,845	2,848,421
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	3,000	3,175,714
				148,012,702

Oklahoma–0.83%
Oklahoma (State of) Development Finance Authority; Series 2018 B, RB(c)(h)	5.50%	08/15/2057	6,000	7,112,938
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.25%	08/15/2048	8,500	10,005,725
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB(e)	5.00%	08/01/2052	2,000	2,200
Series 2017, RB(e)	5.25%	08/01/2057	2,610	2,871
Tulsa (City of), OK Municipal Airport Trust; Series 2001 C, Ref. RB(d)	5.50%	12/01/2035	7,500	7,823,846
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(d)	5.00%	06/01/2025	5,000	5,421,001
				30,368,581

Oregon–0.96%
Clackamas (County of), OR Hospital Facility Authority (Mary’s Woods at Marylhurst, Inc.);
Series 2018 A, RB	5.00%	05/15/2048	1,090	1,149,375
Series 2018 A, RB	5.00%	05/15/2052	500	527,081
Clackamas (County of), OR Hospital Facility Authority (Rose Villa);
Series 2020 A, Ref. RB	5.13%	11/15/2040	1,000	1,070,979
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,250	1,337,325
Clackamas (County of), OR Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. RB	5.00%	11/15/2047	2,415	2,567,345
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,960	3,141,417
Forest Grove (City of), OR (Pacific University); Series 2014 A, Ref. RB(a)(b)	5.25%	05/01/2022	2,000	2,014,885
Portland (Port of), OR;
Series 2020 A, RB(d)	5.00%	07/01/2045	10,000	11,824,941
Series 2022 28, RB(d)	5.00%	07/01/2052	5,000	6,054,806
Portland (Port of), OR (Portland International Airport); Series 2017 24 B, RB(d)	5.00%	07/01/2047	3,000	3,387,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Salem (City of), OR Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB(a)(b)	5.63%	05/15/2022	$1,000	$1,010,279
Series 2012, Ref. RB(a)(b)	5.75%	05/15/2022	1,000	1,010,531
				35,096,520

Pennsylvania–2.98%
Allegheny (County of), PA Airport Authority; Series 2021 A, RB(d)	5.00%	01/01/2051	15,000	17,576,119
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,410	17,665,781
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB(a)	4.75%	07/01/2022	1,080	1,094,507
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(d)	5.50%	11/01/2044	3,300	3,450,046
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 A-2, RB(k)	5.13%	12/01/2040	5,500	5,980,718
Series 2017 B-1, RB	5.25%	06/01/2047	9,325	10,803,668
Series 2018 B, RB	5.25%	12/01/2048	7,995	9,514,933
Series 2020 B, RB	5.00%	12/01/2045	4,000	4,811,237
Series 2020 B, RB	5.00%	12/01/2050	3,000	3,598,461
Series 2021 A, RB	4.00%	12/01/2046	1,000	1,102,199
Series 2021 A, RB	4.00%	12/01/2050	8,500	9,333,437
Philadelphia (City of), PA; Series 2017 B, Ref. RB(d)	5.00%	07/01/2047	7,500	8,422,865
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	3,000	3,117,747
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2012 A, RB	5.63%	07/01/2042	5,530	5,609,580
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2042	3,500	4,001,197
Philadelphia School District; Series 2007 A, Ref. GO Bonds (INS - NATL)(j)	5.00%	06/01/2026	2,360	2,709,747
				108,792,242

Puerto Rico–1.51%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	6,450	6,619,280
Series 2002, RB	5.63%	05/15/2043	1,250	1,273,688
Series 2008 B, RB(i)	0.00%	05/15/2057	260,000	14,333,774
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS - NATL)(j)	5.25%	07/01/2030	2,700	2,820,707
Series 2012 A, RB(e)	5.00%	07/01/2042	5,525	5,697,656
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2007 N, Ref. RB (INS - AGC)(j)	5.25%	07/01/2034	2,500	2,619,292
Series 2007 N, Ref. RB (INS - AGC)(j)	5.25%	07/01/2036	4,100	4,284,009
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	1,400	1,513,315
Series 2018 A-1, RB	4.55%	07/01/2040	1,583	1,753,312
Series 2018 A-1, RB(i)	0.00%	07/01/2046	10,000	3,248,611
Series 2018 A-1, RB(i)	0.00%	07/01/2051	25,000	5,884,672
Series 2018 A-1, RB	4.75%	07/01/2053	4,500	4,976,752
				55,025,068

South Carolina–1.24%
Greenwood (County of), SC (Self Regional Healthcare); Series 2012 B, Ref. RB(a)(b)	5.00%	04/01/2022	2,120	2,127,665
Patriots Energy Group Financing Agency; Series 2018 A, RB(b)	4.00%	02/01/2024	5,000	5,228,237
South Carolina (State of) Jobs Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2028	2,000	2,033,830
Series 2017, Ref. RB	5.00%	05/01/2037	2,860	2,927,713
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. RB(a)(b)	5.25%	08/01/2023	3,850	4,077,140
South Carolina (State of) Ports Authority; Series 2015, RB(a)(b)(d)	5.00%	07/01/2025	10,000	11,138,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Public Service Authority;
Series 2015 E, RB	5.25%	12/01/2055	$7,365	$8,346,928
Series 2020 A, Ref. RB	5.00%	12/01/2043	3,300	3,938,286
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2013 E, RB	5.50%	12/01/2053	5,000	5,352,353
				45,170,278

Tennessee–1.89%
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2016 A, Ref. RB	5.00%	01/01/2042	14,000	15,947,359
Memphis (City of), TN; Series 2020 A, RB	4.00%	12/01/2050	5,175	5,823,881
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. RB(a)(b)	5.00%	07/01/2022	1,500	1,521,385
Series 2012, Ref. RB(a)(b)	5.00%	07/01/2022	1,100	1,115,682
Series 2012, Ref. RB(a)(b)	5.00%	07/01/2022	2,000	2,028,513
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2046	8,015	8,912,924
Series 2017 A, RB	5.00%	07/01/2048	1,500	1,699,342
Nashville (City of), TN Metropolitan Airport Authority; Series 2019 B, RB(d)	5.00%	07/01/2049	7,820	9,126,709
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.);
Series 2014, RB	5.00%	12/01/2034	1,000	1,056,654
Series 2014, RB	5.25%	12/01/2044	1,165	1,228,530
Tennessee Energy Acquisition Corp.; Series 2017 A, RB(b)	4.00%	05/01/2023	20,000	20,529,812
				68,990,791

Texas–8.36%
Aldine Independent School District; Series 2017 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)(c)	5.00%	02/15/2045	15,000	17,269,059
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, RB(d)(e)(n)	6.50%	11/01/2029	430	4
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.00%	03/01/2034	1,000	1,071,149
Central Texas Regional Mobility Authority; Series 2021 B, RB	4.00%	01/01/2051	5,000	5,445,295
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2043	2,000	2,116,287
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	5.13%	08/15/2030	2,000	2,189,968
Series 2018 D, RB	6.00%	08/15/2038	5,000	5,575,376
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,344,366
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,618,721
Galena Park Independent School District; Series 1996, Ref. GO Bonds (CEP - Texas Permanent School Fund)(i)	0.00%	08/15/2023	2,000	1,969,322
Grand Parkway Transportation Corp.;
Series 2013 B, RB(a)(b)	5.25%	10/01/2023	14,360	15,295,008
Series 2020, Ref. RB	4.00%	10/01/2045	10,000	11,011,429
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(l)	0.01%	11/01/2041	16,665	16,665,000
Harris (County of), TX; Series 2007 C, Ref. GO Bonds (INS - AGM)(j)	5.25%	08/15/2031	6,665	8,724,061
Harris County Health Facilities Development Corp. (Methodist Hospital System); Series 2008 A-2, Ref. VRD RB(l)	0.02%	12/01/2041	30,360	30,360,000
Houston (City of), TX; Series 2019 A, Ref. GO Bonds	4.00%	03/01/2049	6,130	6,761,556
Houston (City of), TX (United Airlines, Inc.);
Series 2020 C, Ref. RB(d)	5.00%	07/15/2027	3,875	4,347,522
Series 2020, Ref. RB(d)	5.00%	07/15/2027	1,500	1,682,912
Houston (City of), TX Convention & Entertainment Facilities Department;
Series 2001 B, RB (INS - AGM)(i)(j)	0.00%	09/01/2026	8,750	7,976,761
Series 2001 B, RB (INS - AGM)(i)(j)	0.00%	09/01/2027	3,600	3,197,752
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2012, RB(d)	5.00%	11/01/2028	2,000	2,049,081
Lower Colorado River Authority;
Series 2012 A, Ref. RB(a)(b)	5.00%	05/15/2022	10	10,088
Series 2012 A, Ref. RB(a)(b)	5.00%	05/15/2022	4,585	4,625,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2019, Ref. RB	5.00%	05/15/2044	$3,395	$3,855,642
Lower Neches Valley Authority Industrial Development Corp. (Exxonmobil); Series 2010, VRD RB(l)	0.03%	11/01/2038	15,275	15,275,000
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.);
Series 2014, Ref. RB (Acquired 08/27/2014; Cost $1,770,403)(e)(f)	5.13%	02/15/2030	1,750	1,365,001
Series 2014, Ref. RB (Acquired 08/27/2014-05/08/2018; Cost $2,136,775)(e)(f)	5.13%	02/15/2042	2,135	1,665,300
Series 2016, Ref. RB (Acquired 05/08/2018; Cost $289,538)(e)(f)	5.00%	02/15/2030	280	218,400
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(d)(g)	4.63%	10/01/2031	2,500	2,628,726
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2035	1,820	1,936,957
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	15	14,177
Series 2021, RB	2.00%	11/15/2061	345	196,695
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	3,000	3,160,129
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, RB	6.50%	01/01/2043	2,350	2,410,192
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.00%	11/15/2026	1,250	1,293,482
Series 2016 A, RB	5.38%	11/15/2036	865	900,417
Series 2016 A, RB	5.50%	11/15/2046	1,250	1,295,394
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2039	3,260	3,444,944
Series 2018, Ref. RB	5.25%	10/01/2049	5,000	5,308,833
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(a)(b)	5.00%	04/01/2024	3,000	3,229,639
North East Texas Regional Mobility Authority;
Series 2016 A, RB	5.00%	01/01/2041	6,750	7,460,848
Series 2016, RB	5.00%	01/01/2036	3,400	3,765,078
North Texas Tollway Authority;
Series 2008 D, Ref. RB (INS - AGC)(i)(j)	0.00%	01/01/2028	12,800	11,454,399
Series 2008 D, Ref. RB (INS - AGC)(i)(j)	0.00%	01/01/2029	2,165	1,887,608
Series 2008 D, Ref. RB (INS - AGC)(i)(j)	0.00%	01/01/2031	4,710	3,877,314
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2046	3,000	3,159,961
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(a)	6.75%	11/15/2024	595	648,013
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	5.38%	09/15/2030	395	407,384
Series 2016, RB	5.75%	09/15/2036	145	147,761
San Antonio (City of), TX Water System; Series 2021 A, Ref. RB	4.00%	05/15/2051	5,000	5,718,359
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, RB (INS - AGM)(j)	5.00%	10/01/2032	1,250	1,254,602
Series 2011, RB (INS - AGM)(j)	5.00%	10/01/2037	1,000	1,003,681
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB (Acquired 07/18/2007; Cost $1,485,000)(e)(f)	5.75%	02/15/2025	1,485	1,024,650
Series 2007, RB (Acquired 07/18/2007; Cost $1,500,000)(e)(f)	5.75%	02/15/2029	1,500	1,035,000
Series 2017 A, RB (Acquired 03/27/2020; Cost $1,010,412)(e)(f)	6.38%	02/15/2048	1,000	690,000
Series 2017 A, RB (Acquired 12/15/2016; Cost $5,023,907)(e)(f)	6.38%	02/15/2052	5,000	3,450,000
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.63%	11/15/2041	500	567,233
Series 2020, Ref. RB	6.75%	11/15/2051	500	565,186
Series 2020, Ref. RB	6.88%	11/15/2055	500	567,208
Texas (State of) Transportation Commission;
Series 2019, RB(i)	0.00%	08/01/2045	4,000	1,438,319
Series 2019, RB(i)	0.00%	08/01/2046	3,180	1,085,123
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. RB(i)	0.00%	08/15/2036	7,670	4,347,176
Series 2015 B, Ref. RB(i)	0.00%	08/15/2037	9,995	5,400,191
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002 A, RB (INS - BHAC)(i)(j)	0.00%	08/15/2027	970	882,869
Series 2002, RB(a)(i)	0.00%	08/15/2027	30	27,295
Texas (State of) Water Development Board; Series 2020, RB	4.00%	04/15/2051	10,000	11,396,271
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2032	5,000	6,182,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes);
Series 2016, RB(d)	5.00%	12/31/2045	$7,550	$8,216,777
Series 2016, RB(d)	5.00%	12/31/2050	4,095	4,444,475
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2038	8,000	8,816,332
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(d)	7.00%	12/31/2038	3,475	3,776,447
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(j)	5.38%	11/15/2024	1,000	1,009,632
				305,212,897

Utah–1.00%
Mida Mountain Village Public Infrastructure District; Series 2021, RB(g)	4.00%	08/01/2050	3,000	2,855,714
Salt Lake City (City of), UT; Series 2021 A, RB(d)	5.00%	07/01/2051	15,200	18,008,639
Salt Lake City Corp.; Series 2017 A, RB(c)(d)(h)	5.00%	07/01/2042	14,000	15,781,006
				36,645,359

Virgin Islands–0.17%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 B, Ref. RB	5.00%	10/01/2025	2,675	2,688,853
Series 2010 A, RB	5.00%	10/01/2025	820	824,246
Series 2010 A, RB	5.00%	10/01/2029	2,750	2,757,054
				6,270,153

Virginia–1.48%
Ballston Quarter Communities Development Authority; Series 2016 A, RB	5.50%	03/01/2046	2,500	2,042,217
Hanover (County of), VA Economic Development Authority (Covenant Woods);
Series 2018, Ref. RB	5.00%	07/01/2048	700	745,090
Series 2018, Ref. RB	5.00%	07/01/2051	1,000	1,063,713
Roanoke (City of), VA Economic Development Authority (Carilion Clinic Obligated Group); Series 2020, Ref. RB	5.00%	07/01/2047	15,540	21,684,106
Tobacco Settlement Financing Corp.; Series 2007 B-2, RB	5.20%	06/01/2046	4,000	4,002,081
Virginia (Commonwealth of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, RB(a)(d)	5.00%	07/01/2027	4,465	4,526,275
Series 2012, RB(a)(d)	5.50%	01/01/2042	4,920	4,988,634
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB(d)	5.00%	12/31/2056	7,500	8,565,230
Virginia (State of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(d)	4.00%	01/01/2040	3,200	3,521,571
Series 2022, Ref. RB(d)	4.00%	01/01/2048	2,500	2,708,762
				53,847,679

Washington–3.24%
Energy Northwest (Columbia Generating Station); Series 2021, Ref. RB	4.00%	07/01/2042	15,000	17,279,944
Seattle (Port of), WA;
Series 2018 A, RB(c)(d)	5.00%	05/01/2043	21,000	23,679,810
Series 2021 C, Ref. RB(d)	5.00%	08/01/2046	10,000	11,917,791
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2038	2,750	3,387,554
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB(c)(h)	5.00%	07/01/2048	15,000	17,190,224
Series 2018, RB	5.00%	07/01/2048	20,000	22,794,598
Washington (State of) Housing Finance Commission; Series 2021-1, Class A, Ctfs.	3.50%	12/20/2035	6,896	7,192,450
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(g)	5.00%	07/01/2046	7,255	7,543,391
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(g)	6.50%	07/01/2030	800	866,403
Series 2015 A, RB(g)	6.75%	07/01/2035	820	890,405
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(g)	5.00%	01/01/2036	1,875	1,967,421

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (The Hearthstone);
Series 2018 A, Ref. RB(g)	5.00%	07/01/2048	$2,000	$2,048,909
Series 2018 A, Ref. RB(g)	5.00%	07/01/2053	1,500	1,532,535
				118,291,435

West Virginia–0.22%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(g)	5.50%	06/01/2037	2,500	2,756,537
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(d)(g)	6.75%	02/01/2026	4,035	4,016,939
Series 2018, RB(d)(g)	8.75%	02/01/2036	1,300	1,372,405
				8,145,881

Wisconsin–2.76%
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(g)	6.75%	08/01/2031	3,000	2,992,880
Public Finance Authority (Green Bonds); Series 2021, RB(d)	4.00%	09/30/2051	5,500	5,753,969
Public Finance Authority (KU Campus Development Corp. -Central District Development); Series 2016, RB(c)(h)	5.00%	03/01/2041	10,000	11,208,482
Public Finance Authority (The Evergreens Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2044	4,000	4,437,601
Public Finance Authority (WhiteStone); Series 2017, Ref. RB(g)	5.00%	03/01/2052	1,075	1,137,103
Wisconsin (State of) Center District;
Series 2020 D, RB (INS - AGM)(i)(j)	0.00%	12/15/2050	23,150	8,012,324
Series 2020 D, RB (INS - AGM)(i)(j)	0.00%	12/15/2055	11,870	3,296,999
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	3,605,155
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus Wausau Hospital); Series 2004, VRD RB (LOC - JPMorgan Chase Bank, N.A.)(l)(m)	0.20%	08/15/2034	2,660	2,660,000
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital, Inc.); Series 2014, Ref. RB	5.00%	07/01/2044	3,125	3,359,196
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Communities, Inc.);
Series 2018 A, RB(a)(b)	5.00%	09/15/2023	1,000	1,059,093
Series 2018 A, RB(a)(b)	5.00%	09/15/2023	5,000	5,295,464
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(g)	7.00%	12/01/2050	6,100	6,404,143
Wisconsin (State of) Public Finance Authority (Explore Academy); Series 2020 A, RB(g)	6.13%	02/01/2050	2,500	2,669,131
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. Central District Development); Series 2016, RB	5.00%	03/01/2036	4,500	5,051,207
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(g)	6.25%	01/01/2038	5,250	3,228,750
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	5,000	5,656,141
Series 2018 A, RB	5.35%	12/01/2045	4,000	4,509,828
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. RB	5.00%	06/01/2032	2,000	2,262,807
Series 2016 A, Ref. RB	5.00%	06/01/2034	7,180	8,110,908
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	2,168,601
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB (Acquired 10/20/2016-06/07/2018; Cost $7,236,549)(f)(g)	5.25%	12/01/2039	7,285	7,646,968
				100,526,750

Wyoming–0.22%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB(a)(b)(c)	5.00%	01/01/2027	7,000	8,163,397
TOTAL INVESTMENTS IN SECURITIES(p) -106.10% (Cost $3,678,584,647)				3,871,777,268
FLOATING RATE NOTE OBLIGATIONS-(7.43)%
Notes with interest and fee rates ranging from 0.72% to 0.92% at 02/28/2022 and contractual maturities of collateral ranging from 09/01/2022 to 08/15/2057 (See Note 1J)(q)				(271,035,000)
OTHER ASSETS LESS LIABILITIES–1.33%				48,566,903
NET ASSETS–100.00%				$3,649,309,171
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                    Invesco Municipal Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(d)	Security subject to the alternative minimum tax.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $18,258,340, which represented less than 1% of the Fund’s Net Assets.

(f)	Restricted security. The aggregate value of these securities at February 28, 2022 was $22,917,575, which represented less than 1% of the Fund’s Net Assets.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $240,466,051, which represented 6.59% of the Fund’s Net Assets.

(h)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $68,115,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(i)	Zero coupon bond issued at a discount.
(j)	Principal and/or interest payments are secured by the bond insurance company listed.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2022.

(m)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	Security subject to crossover refunding.
(p)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	5.02%

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $451,118,282 are held by TOB Trusts and serve as collateral for the $271,035,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	550	June-2022	$(70,090,625)	$(85,938)	$(85,938)

(a)	Futures contracts collateralized by $968,000 cash held with Goldman Sachs International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                    Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $3,678,584,647)	$3,871,777,268
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	968,000
Receivable for:
Investments sold	14,345,114
Fund shares sold	3,489,029
Interest	40,004,593
Investment for trustee deferred compensation and retirement plans	320,634
Other assets	1,062,172

Total assets	3,931,966,810

Liabilities:
Floating rate note obligations	271,035,000
Other investments:
Variation margin payable - futures contracts	1,053,940
Payable for:
Dividends	3,246,860
Fund shares reacquired	4,080,179
Amount due custodian	1,470,518
Accrued fees to affiliates	1,278,730
Accrued interest expense	18,268
Accrued trustees’ and officers’ fees and benefits	7,666
Accrued other operating expenses	67,614
Trustee deferred compensation and retirement plans	398,864

Total liabilities	282,657,639

Net assets applicable to shares outstanding	$3,649,309,171

Net assets consist of:
Shares of beneficial interest	$3,617,153,875
Distributable earnings	32,155,296
$3,649,309,171

Net Assets:
Class A	$2,557,469,255

Class C	$180,004,781

Class Y	$457,193,663

Investor Class	$90,711,236

Class R6	$363,930,236

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	192,714,071

Class C	13,620,850

Class Y	34,457,584

Investor Class	6,829,136

Class R6	27,426,821

Class A:
Net asset value per share	$13.27
Maximum offering price per share (Net asset value of $13.27 ÷ 95.75%)	$13.86

Class C:
Net asset value and offering price per share	$13.22

Class Y:
Net asset value and offering price per share	$13.27

Investor Class:
Net asset value and offering price per share	$13.28

Class R6:
Net asset value and offering price per share	$13.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                    Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$142,338,156

Expenses:
Advisory fees	17,062,412

Administrative services fees	519,941

Distribution fees:
Class A	6,560,209

Class C	2,043,601

Investor Class	154,327

Interest, facilities and maintenance fees	3,608,317

Transfer agent fees – A, C, Y and Investor	2,322,692

Transfer agent fees – R6	42,088

Trustees’ and officers’ fees and benefits	55,354

Registration and filing fees	197,546

Reports to shareholders	85,131

Professional services fees	100,608

Other	156,174

Total expenses	32,908,400

Less: Expense offset arrangement(s)	(423)

Net expenses	32,907,977

Net investment income	109,430,179

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(1,741,055)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(91,420,111)
Futures contracts	(85,938)

(91,506,049)

Net realized and unrealized gain (loss)	(93,247,104)

Net increase in net assets resulting from operations	$16,183,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                    Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$109,430,179	$114,281,485

Net realized gain (loss)	(1,741,055)	(44,335,192)

Change in net unrealized appreciation (depreciation)	(91,506,049)	(78,598,903)

Net increase (decrease) in net assets resulting from operations	16,183,075	(8,652,610)

Distributions to shareholders from distributable earnings:
Class A	(79,768,354)	(73,655,042)

Class C	(4,674,760)	(5,585,652)

Class Y	(15,800,117)	(14,765,264)

Investor Class	(3,070,454)	(2,976,992)

Class R6	(11,041,199)	(7,819,439)

Total distributions from distributable earnings	(114,354,884)	(104,802,389)

Share transactions–net:
Class A	80,335,462	95,280,451

Class C	(36,392,251)	(67,285,209)

Class Y	706,591	(15,216,651)

Investor Class	(4,544,409)	(2,249,141)

Class R6	104,188,107	35,357,294

Net increase in net assets resulting from share transactions	144,293,500	45,886,744

Net increase (decrease) in net assets	46,121,691	(67,568,255)

Net assets:
Beginning of year	3,603,187,480	3,670,755,735

End of year	$3,649,309,171	$3,603,187,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                    Invesco Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$13.61	$0.40	$(0.32)	$0.08	$(0.42)	$13.27	0.52%		$2,557,469	0.90%		0.90%		0.80%		2.91%		11%
Year ended 02/28/21	14.04	0.43	(0.46)	(0.03)	(0.40)	13.61	(0.14)		2,545,279	0.92		0.92		0.81		3.25		23
Year ended 02/29/20	13.02	0.45	1.03	1.48	(0.46)	14.04	11.56		2,525,163	1.05		1.05		0.82		3.35		9
Year ended 02/28/19	13.19	0.50	(0.14)	0.36	(0.53)	13.02	2.78		1,982,214	1.01		1.01		0.85		3.85		27
Year ended 02/28/18	13.22	0.53	(0.06)	0.47	(0.50)	13.19	3.53		1,935,019	1.10		1.10		0.87		3.94		17
Class C
Year ended 02/28/22	13.55	0.30	(0.32)	(0.02)	(0.31)	13.22	(0.18)		180,005	1.65		1.65		1.55		2.16		11
Year ended 02/28/21	13.97	0.33	(0.45)	(0.12)	(0.30)	13.55	(0.83)		220,569	1.67		1.67		1.56		2.50		23
Year ended 02/29/20	12.96	0.35	1.02	1.37	(0.36)	13.97	10.69		298,433	1.80		1.80		1.57		2.60		9
Year ended 02/28/19	13.12	0.40	(0.13)	0.27	(0.43)	12.96	2.08		133,292	1.76		1.76		1.60		3.10		27
Year ended 02/28/18	13.16	0.42	(0.07)	0.35	(0.39)	13.12	2.68		248,013	1.85		1.85		1.62		3.19		17
Class Y
Year ended 02/28/22	13.61	0.44	(0.33)	0.11	(0.45)	13.27	0.77		457,194	0.65		0.65		0.55		3.16		11
Year ended 02/28/21	14.04	0.47	(0.47)	0.00	(0.43)	13.61	0.11		468,937	0.67		0.67		0.56		3.50		23
Year ended 02/29/20	13.02	0.48	1.03	1.51	(0.49)	14.04	11.83		500,893	0.80		0.80		0.57		3.60		9
Year ended 02/28/19	13.18	0.54	(0.14)	0.40	(0.56)	13.02	3.11		406,923	0.76		0.76		0.60		4.10		27
Year ended 02/28/18	13.22	0.56	(0.07)	0.49	(0.53)	13.18	3.71		442,757	0.85		0.85		0.62		4.19		17
Investor Class
Year ended 02/28/22	13.63	0.41	(0.33)	0.08	(0.43)	13.28	0.53	(d)	90,711	0.81	(d)	0.81	(d)	0.71	(d)	3.00	(d)	11
Year ended 02/28/21	14.05	0.45	(0.46)	(0.01)	(0.41)	13.63	0.03	(d)	97,587	0.81	(d)	0.81	(d)	0.70	(d)	3.36	(d)	23
Year ended 02/29/20	13.03	0.46	1.03	1.49	(0.47)	14.05	11.65	(d)	102,850	0.98	(d)	0.98	(d)	0.75	(d)	3.42	(d)	9
Year ended 02/28/19	13.19	0.52	(0.14)	0.38	(0.54)	13.03	2.96	(d)	99,887	0.88	(d)	0.88	(d)	0.72	(d)	3.98	(d)	27
Year ended 02/28/18	13.24	0.54	(0.08)	0.46	(0.51)	13.19	3.48	(d)	105,159	1.03	(d)	1.03	(d)	0.80	(d)	4.01	(d)	17
Class R6
Year ended 02/28/22	13.61	0.44	(0.32)	0.12	(0.46)	13.27	0.82		363,930	0.60		0.60		0.50		3.21		11
Year ended 02/28/21	14.04	0.48	(0.47)	0.01	(0.44)	13.61	0.17		270,815	0.61		0.61		0.50		3.56		23
Year ended 02/29/20	13.02	0.49	1.03	1.52	(0.50)	14.04	11.90		243,417	0.74		0.74		0.51		3.66		9
Year ended 02/28/19	13.18	0.54	(0.13)	0.41	(0.57)	13.02	3.18		152,478	0.69		0.69		0.53		4.17		27
Period ended 02/28/18(e)	13.25	0.51	(0.10)	0.41	(0.48)	13.18	3.13		141,275	0.79	(f)	0.79	(f)	0.56	(f)	4.25	(f)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%, 0.14%, 0.17%, 0.13% and 0.18% for the years ended February 28, 2022, February 28, 2021, February 29, 2020, February 28, 2019 and February 29, 2018, respectively.

(e)	Commencement date of April 04, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                    Invesco Municipal Income Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

32                    Invesco Municipal Income Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

33                    Invesco Municipal Income Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.500%
Over $500 million	0.450%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

34                    Invesco Municipal Income Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $331,243 in front-end sales commissions from the sale of Class A shares and $62,463 and $3,862 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market  participants may use in pricing a security. These may include quoted prices for similar securities, interest rates,  prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are  unavailable (for example, when there is little or no market activity for an investment at the end of the period),  unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market  participants would use in determining fair value of the securities or instruments and would be based on the best available  information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$ –	$3,871,313,981	$463,287	$3,871,777,268

Other Investments - Liabilities*

Futures Contracts	(85,938)	–	–	(85,938)

Total Investments	$(85,938)	$3,871,313,981	$463,287	$3,871,691,330

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(85,938)
Derivatives not subject to master netting agreements	85,938
Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Change in Net Unrealized Appreciation (Depreciation): Futures contracts	$(85,938)

35                    Invesco Municipal Income Fund

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$70,090,625

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2022, the Fund engaged in securities purchases of $219,957,389 and securities sales of $97,076,053, which did not result in any net realized gains (losses).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $423.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $286,326,154 and 0.66%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income-tax-exempt	$114,354,884	$104,802,389

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$3,236,818

Net unrealized appreciation — investments	196,752,534

Temporary book/tax differences	(268,318)

Capital loss carryforward	(167,565,738)

Shares of beneficial interest	3,617,153,875

Total net assets	$3,649,309,171

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

36                    Invesco Municipal Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$115,405,441	$52,160,297	$167,565,738

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $458,102,556 and $414,036,328, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$235,390,293

Aggregate unrealized (depreciation) of investments	(38,637,759)

Net unrealized appreciation of investments	$196,752,534

Cost of investments for tax purposes is $3,674,938,796.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, federal taxes and amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was decreased by $799,913, undistributed net realized gain (loss) was increased by $396,731 and shares of beneficial interest was increased by $403,182. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	23,445,616	$323,770,134	36,773,798	$490,622,953

Class C	456,867	6,275,162	3,181,964	41,743,959

Class Y	5,332,654	73,600,065	6,314,882	84,421,582

Investor Class	570,656	7,835,950	630,495	8,329,697

Class R6	10,560,172	145,643,669	6,743,107	90,483,720

Issued as reinvestment of dividends:
Class A	3,643,290	50,150,469	3,450,120	46,192,422

Class C	268,064	3,676,714	332,137	4,417,403

Class Y	608,723	8,378,322	609,546	8,152,641

Investor Class	160,127	2,206,562	163,099	2,184,305

Class R6	628,928	8,649,963	450,231	6,029,752

Automatic conversion of Class C shares to Class A shares:
Class A	243,007	3,345,896	1,274,262	17,218,989

Class C	(244,051)	(3,345,896)	(1,279,946)	(17,218,989)

Reacquired:
Class A	(21,583,687)	(296,931,037)	(34,409,233)	(458,753,913)

Class C	(3,132,999)	(42,998,231)	(7,317,442)	(96,227,582)

Class Y	(5,936,028)	(81,271,796)	(8,158,976)	(107,790,874)

Investor Class	(1,063,264)	(14,586,921)	(952,958)	(12,763,143)

Class R6	(3,657,047)	(50,105,525)	(4,640,010)	(61,156,178)

Net increase in share activity	10,301,028	$144,293,500	3,165,076	$45,886,744

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37                    Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38                    Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$966.60	$4.44	$1,020.28	$4.56	0.91%
Class C	1,000.00	963.40	8.08	1,016.56	8.30	1.66
Class Y	1,000.00	967.80	3.22	1,021.52	3.31	0.66
Investor Class	1,000.00	967.10	3.80	1,020.93	3.91	0.78
Class R6	1,000.00	968.10	2.98	1,021.77	3.06	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39                    Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40                    Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                    Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-MINC-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco New Jersey Municipal Fund

Nasdaq:

A: ONJAX ∎ C: ONJCX ∎ Y: ONJYX ∎ R6: IORJX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2022, Class A shares of Invesco New Jersey Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond New Jersey Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.63%
Class C Shares	1.97
Class Y Shares	2.78
Class R6 Shares	3.06
S&P Municipal Bond New Jersey Index▼*	-0.31
Bloomberg Municipal Bond Index▼*	-0.66
U.S. Consumer Price Index∎	7.87

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

*EffectiveJuly 30, 2021, the Fund elected to change its broad measure of market performance from the Bloomberg Municipal Bond Index to the S&P Municipal Bond New Jersey Index, which the Fund believes is a more appropriate broad measure of market performance.

Market conditions and your Fund

New Jersey revenues are up by a material 21.7% year-over-year through the 7-months ending January 2022.1 This growth is significant and has occurred to varying degrees across almost all major taxes, including gross income, sales and the corporate business tax. For the most part, the notable increase is due to economic conditions that continue to improve following the effects of the coronavirus (COVID-19) pandemic. Economic growth within the state has also been demonstrated in the form of a rising coincident index, which increased by 6.6% in calendar year 2021. This positive trend is a reversal from the -3.80% decline of the index that occurred the prior year in calendar year 2020.2

    A major factor supporting New Jersey is the state’s significant wealth characteristics with per capital personal income that is among the highest in the nation. While New Jersey’s tax structure is high, housing is more affordable compared to options in the New York City metro area, a major employment center in the region. These benefits are coupled with positive trends in New Jersey’s finances, including improvements to both revenue and liquidity. The governor has also taken proactive steps to address the state’s elevated liability burdens, which, per the fiscal year 2022 budget, comprehends making the state’s first full pension contribution in 25 years and using reserves to establish a debt defeasance and prevention fund. Noteworthy for the state’s credit rating, these benefits have earned New Jersey an upgrade from Moody’s to A2, up from A3, per its credit report dated March 2, 2022.†

    Still, longer-term challenges remain. In particular, recurring revenues do not fully cover ongoing expenditures, exposing New Jersey to an underlying structural budget gap that moving forward will need to be addressed. As a result, the bolstering of prior reserves in the fiscal year 2021 may prove only a temporary reprieve as these funds are largely consumed through increased spending in the fiscal year 2022. Looking forward, it is important for the state to demonstrate an ability to operate in a fiscally sustainable manner without relying on deficit financing bonds or other cash flow borrowings that historically have been steady practice. Given the state’s continued reliance on these one-time revenue sources to finance its annual budget, we continue to view future budgetary flexibility as low, absent longer-term structural expense reductions.

    The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global COVID-19 pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.3

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the popula-

tion – more than 97 million people – had received at least one dose by that time.4

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a re-evaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.5 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.5 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.6 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.7 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand

2	Invesco New Jersey Municipal Fund

for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.8

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection and an overweight allocation to non-rated† bonds contributed to the Fund’s performance relative to its style-specific benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection and overweight exposure among the dedicated tax sector contributed to the Fund’s relative performance.

    An underweight allocation to AAA-rated† bonds detracted from the Fund’s performance relative to its style-specific benchmark during the fiscal year. An overweight exposure to 4.00-4.49% coupon bonds was also detractive from the Fund’s relative return. An underweight allocation to the single-family housing sector detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco New Jersey Municipal Fund and for sharing our long-term investment horizon.

1	Source: New Jersey Office of Legislative Services.

https://www.njleg.state.nj.us/budget-finance/ols-

revenue-snapshot

2	Source: Federal Reserve Bank of Philadelphia.

https://www.philadelphiafed.org/surveys-and-

data/regional-economic-analysis/state-coincident-

indexes

3	Source: Bloomberg LP

4	Source: CNN

5	Source: JP Morgan

6	Source: US Federal Reserve

7	Source: Financial Oversight and Management Board for Puerto Rico

8	Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Joshua Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommend-

ations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco New Jersey Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

*Effective July 30, 2021, the Fund elected to change its broad measure of market performance from the Bloomberg Municipal Bond Index to the S&P Municipal Bond New Jersey Index, which the Fund believes is a more appropriate broad measure of market performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco New Jersey Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (3/1/94)	4.43%
10 Years	3.29
5 Years	3.46
1 Year	-1.76

Class C Shares
Inception (8/29/95)	4.44%
10 Years	3.16
5 Years	3.71
1 Year	0.98

Class Y Shares
Inception (11/29/10)	4.73%
10 Years	3.95
5 Years	4.62
1 Year	2.78

Class R6 Shares
10 Years	3.84%
5 Years	4.58
1 Year	3.06

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester New Jersey Municipal Fund (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New Jersey Municipal Fund. The Fund was subsequently renamed the Invesco New Jersey Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco New Jersey Municipal Fund

Supplemental Information

Invesco New Jersey Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New Jersey Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within New Jersey.
∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco New Jersey Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	83.13%

Pre-Refunded Bonds	9.16

General Obligation Bonds	7.71

Top Five Debt Holdings

		% of total net assets

1.	Children’s Trust Fund, Series 2002, RB	5.44%

2.	New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement), Series 2013, RB	4.04

3.	New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021, RB	3.08

4.	New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	3.03

5.	Rutgers The State University of New Jersey, Series 2013 L, Ref. RB	2.36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco New Jersey Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations-97.17%
New Jersey-80.20%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2042	$1,250	$1,431,350

Casino Reinvestment Development Authority, Inc.;
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2024	1,665	1,670,494

Series 2004, RB (INS - AMBAC)(a)	5.00%	01/01/2025	220	220,541

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2028	1,000	1,075,384

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2031	2,000	2,142,178

Series 2014, Ref. RB	5.25%	11/01/2039	3,000	3,187,359

Series 2014, Ref. RB	5.25%	11/01/2044	3,000	3,181,290

Essex (County of), NJ Improvement Authority; Series 1999, RB (INS - AMBAC)(a)	5.13%	04/01/2029	100	100,122

Essex (County of), NJ Improvement Authority (559 Broad/Hazelwood); Series 2020 A, RB(b)	4.00%	08/01/2060	1,500	1,575,253

Essex (County of), NJ Improvement Authority (CHF-Newark LLC-NJIT Student Housing);
Series 2021 A, RB (INS - BAM)(a)	4.00%	08/01/2051	750	833,747

Series 2021 A, RB (INS - BAM)(a)	4.00%	08/01/2056	750	829,139

Series 2021 A, RB (INS - BAM)(a)	4.00%	08/01/2060	1,000	1,105,518

Essex (County of), NJ Utilities Authority; Series 2009, Ref. RB (INS - AGC)(a)	4.13%	04/01/2022	75	75,185

Garden State Preservation Trust;
Series 2003 B, RB (INS - AGM)(a)(c)	0.00%	11/01/2026	140	127,371

Series 2005 A, RB (INS - AGM)(a)	5.75%	11/01/2028	460	542,040

Hudson (County of), NJ Improvement Authority (Hudson County Courhouse); Series 2020, RB	4.00%	10/01/2051	2,250	2,542,233

Lavallette School District; Series 2005, GO Bonds (INS - SGI)(a)	4.20%	02/01/2025	10	10,031

Middlesex (County of), NJ Improvement Authority; Series 2000, RB (INS - AMBAC)(a)(d)	5.50%	09/01/2030	20	20,081

New Brunswick (City of), NJ Parking Authority;
Series 2012, Ref. RB	5.00%	09/01/2027	445	454,047

Series 2012, Ref. RB	5.00%	09/01/2029	605	617,300

New Jersey (State of);
Series 2017 XF0553, GO Bonds(e)	5.00%	06/01/2028	5,000	5,796,074

Series 2020 A, GO Bonds	4.00%	06/01/2032	4,000	4,657,596

New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB(f)(g)	5.00%	06/15/2026	300	342,836

Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2028	600	680,671

New Jersey (State of) Economic Development Authority;
Series 1998 B, RB(d)	6.50%	04/01/2031	90	98,598

Series 1999 A, RB	6.25%	07/01/2024	15	15,050

Series 2005 N-1, Ref. RB (INS - NATL)(a)	5.50%	09/01/2023	100	106,209

Series 2012 A, RB(d)	5.00%	06/15/2037	1,515	1,527,497

Series 2012 A, RB(d)	5.13%	06/15/2043	1,250	1,260,485

Series 2012, Ref. RB(f)(g)	5.00%	06/15/2022	900	911,351

Series 2012, Ref. RB(f)(g)	5.00%	06/15/2022	2,095	2,121,423

Series 2013 NN, Ref. RB(f)(g)	5.00%	03/01/2023	700	728,679

Series 2013, RB	6.00%	10/01/2043	3,200	3,383,104

Series 2014 A, RB(b)	6.00%	10/01/2034	515	546,095

Series 2014, RB	5.25%	01/01/2044	5,500	5,532,609

Series 2015 WW, RB	5.00%	06/15/2035	3,000	3,303,262

Series 2015 WW, RB	5.00%	06/15/2036	3,000	3,300,235

Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	07/01/2033	3,000	3,405,760

Series 2017, RB	5.00%	07/15/2047	1,000	1,103,791

Series 2017, Ref. RB (INS - AGM)(a)	5.00%	06/01/2042	1,000	1,160,615

Series 2018 A, RB(b)	5.38%	09/01/2033	275	277,039

Series 2018 A, RB(b)	5.00%	10/01/2033	1,000	1,075,284

Series 2018 A, RB	5.00%	07/01/2038	350	392,473

Series 2018 A, RB(b)	5.63%	09/01/2038	765	776,417

Series 2018 A, RB(b)	5.25%	10/01/2038	2,500	2,686,636

Series 2018 A, RB(b)	6.25%	11/01/2038	525	608,095

Series 2018 A, RB	5.00%	06/15/2047	3,000	3,372,024

Series 2018 A, RB	5.00%	12/01/2048	3,000	3,416,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey-(continued)
Series 2018 A, RB	5.00%	07/01/2050	$1,000	$1,106,677

Series 2018 A, RB(b)	6.50%	11/01/2052	2,500	2,892,337

Series 2018 B, RB(b)	6.00%	11/01/2022	130	130,886

Series 2019, RB	4.00%	06/15/2044	1,000	1,071,834

Series 2020, RB	4.00%	11/01/2038	1,000	1,081,499

New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB(b)	5.00%	10/01/2039	2,000	1,945,205

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, RB(d)	5.25%	09/15/2029	850	870,917

New Jersey (State of) Economic Development Authority (Elite Pharmaceuticals, Inc. - 2005); Series 2005 A, RB(d)	6.50%	09/01/2030	25	23,932

New Jersey (State of) Economic Development Authority (Middlesex Water Co.); Series 2019, RB(d)	4.00%	08/01/2059	4,275	4,550,870

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	2,336	2,792,295

New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	50	52,360

New Jersey (State of) Economic Development Authority (Social Bonds); Series 2021, RB	4.00%	06/15/2050	8,100	8,666,732

New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(d)	5.38%	01/01/2043	10,650	11,345,064

New Jersey (State of) Educational Facilities Authority (Georgian Court University);
Series 2017 G, Ref. RB	5.00%	07/01/2030	1,395	1,471,864

Series 2017 G, Ref. RB	5.00%	07/01/2033	1,590	1,660,168

Series 2017 G, Ref. RB	5.00%	07/01/2035	1,485	1,545,003

Series 2017 G, Ref. RB	5.00%	07/01/2036	1,640	1,699,214

New Jersey (State of) Educational Facilities Authority (New Jersey City University); Series 2021, Ref. RB (INS - AGM)(a)	4.00%	07/01/2036	765	865,620

New Jersey (State of) Educational Facilities Authority (Public Library); Series 2002 A, RB (INS - AMBAC)(a)	5.00%	09/01/2022	5	5,017

New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2017 F, RB	5.00%	07/01/2035	185	197,637

Series 2017 F, RB	5.00%	07/01/2036	400	426,523

Series 2017 F, RB	5.00%	07/01/2047	3,250	3,409,188

New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds); Series 2020 A, RB	4.00%	07/01/2050	3,000	3,219,185

New Jersey (State of) Educational Facilities Authority (William Paterson University of New Jersey (The)); Series 2017 B, RB (INS - AGM)(a)	5.00%	07/01/2047	2,000	2,291,206

New Jersey (State of) Health Care Facilities Financing Authority;
Series 2013, Ref. RB(f)(g)	5.00%	08/15/2023	1,960	2,071,753

Series 2017, Ref. RB	5.00%	10/01/2038	2,000	2,268,159

Series 2021, RB	4.00%	07/01/2051	3,000	3,340,214

New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group); Series 2014, Ref. RB	5.00%	07/01/2044	3,000	3,239,874

New Jersey (State of) Health Care Facilities Financing Authority (University Hospital); Series 2015 A, RB (INS - AGM)(a)	5.00%	07/01/2046	2,000	2,195,746

New Jersey (State of) Higher Education Student Assistance Authority;
Series 2011 1, RB(d)	5.50%	12/01/2025	1,030	1,031,213

Series 2011 1, RB(d)	5.75%	12/01/2029	25	25,028

Series 2011 I, RB(d)	5.75%	12/01/2028	655	655,759

Series 2013 1B, RB(d)	4.75%	12/01/2043	2,000	2,029,991

Series 2019 C, Ref. RB(d)	3.63%	12/01/2049	1,000	983,237

Series 2021 C, RB(d)	3.25%	12/01/2051	500	462,874

New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2018 A, Ref. RB	3.95%	11/01/2043	870	928,548

Series 2018 BB, Ref. RB(d)	3.80%	10/01/2032	835	873,798

Series 2019 A, Ref. RB	3.00%	11/01/2044	510	520,964

Series 2019 A, Ref. RB	3.05%	11/01/2049	865	881,098

Series 2020 E, Ref. RB	2.45%	10/01/2050	575	551,741

New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds); Series 2021 H, RB	2.40%	04/01/2052	1,500	1,316,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey-(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (INS - BAM)(a)(c)	0.00%	12/15/2037	$2,000	$1,266,075

Series 2008 A, RB(c)	0.00%	12/15/2038	2,000	1,142,511

Series 2010 A, RB (INS - BAM)(a)(c)	0.00%	12/15/2028	1,200	1,025,140

Series 2012 A, RB(f)	5.00%	06/15/2042	2,360	2,389,420

Series 2013 AA, RB	5.25%	06/15/2033	1,335	1,395,114

Series 2018 A, Ref. RB	4.25%	12/15/2038	7,790	8,515,984

Series 2018 A, Ref. RN	5.00%	06/15/2031	3,540	4,007,783

Series 2019 BB, RB	4.00%	06/15/2050	1,000	1,062,215

Series 2020 AA, RB	4.00%	06/15/2050	5,930	6,344,904

Series 2022 BB, RB	4.00%	06/15/2050	2,000	2,150,110

New Jersey (State of) Turnpike Authority; Series 2019 A, RB	5.00%	01/01/2048	2,000	2,348,881

Newark (City of), NJ;
Series 2015 A, GO Bonds	5.00%	07/15/2029	3,000	3,263,931

Series 2015 B, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	07/15/2029	430	465,141

Series 2020 C, Ref. GO Bonds (INS - AGM)(a)	4.00%	10/01/2039	305	336,679

Newark (City of), NJ Housing Authority;
Series 2007, Ref. RB (INS - NATL)(a)	5.00%	01/01/2032	760	894,175

Series 2017, Ref. RB	4.00%	01/01/2037	1,000	1,080,232

Rutgers The State University of New Jersey;
Series 2013 J, Ref. RB(f)(g)	5.00%	05/01/2023	5,380	5,633,914

Series 2013 L, Ref. RB(f)(g)	5.00%	05/01/2023	4,000	4,188,784

Series 2013 L, Ref. RB(f)(g)	5.00%	05/01/2023	6,330	6,628,751

Salem (County of), NJ Improvement Authority (Finlaw State Office Building); Series 2021, Ref. RB (INS - AGM)(a)	4.00%	08/15/2048	1,905	2,106,710

Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(d)	5.00%	12/01/2023	1,250	1,294,999

South Jersey Port Corp.; Series 2016 S-1, Ref. RB	5.00%	01/01/2039	1,350	1,480,341

South Jersey Transportation Authority;
Series 2014 A, Ref. RB	5.00%	11/01/2039	3,650	3,920,853

Series 2019 A, Ref. RB (INS - AGM)(a)	5.00%	11/01/2033	750	911,585

Series 2020 A, RB	4.00%	11/01/2050	1,000	1,072,468

Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	4,000	4,493,666

Series 2018 A, Ref. RB	5.25%	06/01/2046	1,000	1,140,711

Series 2018 B, Ref. RB	5.00%	06/01/2046	3,400	3,788,702

Union (County of), NJ Improvement Authority; Series 1998 A, RB (INS - NATL)(a)(d)	5.00%	03/01/2028	55	55,198

				225,429,936

Puerto Rico-11.44%
Children’s Trust Fund; Series 2002, RB	5.63%	05/15/2043	15,000	15,284,253

Puerto Rico (Commonwealth of);
Series 2007 A, GO Bonds(h)	5.25%	07/01/2037	2,150	2,166,125

Series 2011 C, Ref. GO Bonds(h)	6.50%	07/01/2040	3,000	2,940,002

Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2010 AAA, RB(h)	5.25%	07/01/2031	550	569,938

Series 2010 AAA-RSA-1, RB(h)	5.25%	07/01/2030	500	518,125

Series 2012 A, RB(h)	5.05%	07/01/2042	45	46,406

Series 2016 E-4, RB(h)	10.00%	07/01/2022	55	60,330

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(d)	6.63%	06/01/2026	175	181,125

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	930	934,650

Series 2012, Ref. RB	5.13%	04/01/2032	100	101,575

Series 2012, Ref. RB	5.38%	04/01/2042	100	101,750

Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 A, RB (INS - AMBAC)(a)(c)	0.00%	07/01/2035	975	532,269

Series 2005 B, RB(h)	5.00%	07/01/2037	4,750	2,464,070

Series 2005 B, RB(h)	5.00%	07/01/2041	2,610	1,353,945

Series 2006 B, RB(h)	5.00%	07/01/2027	575	298,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico-(continued)
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-3, Ref. RB (INS - NATL)(a)	6.00%	07/01/2028	$1,000	$1,006,286

Puerto Rico Public Finance Corp.; Series 2011 B, RB(h)	6.00%	08/01/2026	5,235	301,013

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(c)	0.00%	07/01/2051	5,771	1,358,418

Series 2018 A-1, RB	5.00%	07/01/2058	1,371	1,537,511

Series 2019 A-2, RB	4.54%	07/01/2053	60	65,620

Series 2019 A-2B, RB	4.55%	07/01/2040	304	336,777

				32,158,469

New York-3.48%
New York & New Jersey (States of) Port Authority;
Series 2017 206, Ref. RB(d)	5.00%	11/15/2037	850	986,071

Series 2019 220, RB(d)	4.00%	11/01/2059	2,000	2,144,233

Series 2019, RB(d)	5.00%	11/01/2044	1,500	1,768,537

Series 2020 221, RB(d)	4.00%	07/15/2050	3,000	3,247,819

Series 2021, Ref. RB(d)	4.00%	07/15/2046	1,500	1,634,346

				9,781,006

Delaware-0.81%
Delaware (State of) River & Bay Authority; Series 2021, RB	4.00%	01/01/2046	2,000	2,286,018

Virgin Islands-0.63%
Tobacco Settlement Financing Corp.;
Series 2006, RB(c)	0.00%	05/15/2035	1,100	472,781

Series 2006, RB(c)	0.00%	05/15/2035	3,100	1,154,723

Virgin Islands (Government of) Water & Power Authority (Electric System);
Series 2007 A, RB	5.00%	07/01/2024	50	48,886

Series 2007 A, RB	5.00%	07/01/2026	15	14,435

Series 2007 A, RB	5.00%	07/01/2027	85	81,374

				1,772,199

Northern Mariana Islands-0.47%
Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(d)	6.25%	03/15/2028	1,325	1,315,988

Guam-0.14%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	125	127,562

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2030	250	255,268

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(d)	5.75%	09/01/2031	10	10,231

				393,061

TOTAL INVESTMENTS IN SECURITIES(i) –97.17% (Cost $270,141,654)				273,136,677

FLOATING RATE NOTE OBLIGATIONS-(1.34)%
Note with an interest and fee rate of 0.86% at 02/28/2022 and a contractual maturity of collateral of 05/01/2038 (See Note 1J)(j)				(3,765,000)

OTHER ASSETS LESS LIABILITIES-4.17%				11,718,190

NET ASSETS-100.00%				$281,089,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco New Jersey Municipal Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.

AMBAC – American Municipal Bond Assurance Corp.

BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $12,513,247, which represented 4.45% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)	Security subject to the alternative minimum tax.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $10,718,235, which represented 3.81% of the Fund’s Net Assets.

(i)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	5.18%

(j)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $5,796,074 are held by TOB Trusts and serve as collateral for the $3,765,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco New Jersey Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $270,141,654)	$273,136,677

Cash	8,499,709

Receivable for:
Investments sold	175,000

Fund shares sold	51,757

Interest	2,837,330

Investments matured, at value (Cost $721,424)	782,745

Investment for trustee deferred compensation and retirement plans	43,666

Other assets	75,489

Total assets	285,602,373

Liabilities:
Floating rate note obligations	3,765,000

Payable for:
Dividends	346,971

Fund shares reacquired	153,334

Accrued fees to affiliates	125,861

Accrued interest expense	589

Accrued trustees’ and officers’ fees and benefits	23,074

Accrued other operating expenses	54,011

Trustee deferred compensation and retirement plans	43,666

Total liabilities	4,512,506

Net assets applicable to shares outstanding	$281,089,867

Net assets consist of:

Shares of beneficial interest	$426,820,410

Distributable earnings (loss)	(145,730,543)

$281,089,867

Net Assets:

Class A	$214,469,415

Class C	$22,183,781

Class Y	$44,426,652

Class R6	$10,019

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	21,989,609

Class C	2,271,408

Class Y	4,549,855

Class R6	1,027

Class A:
Net asset value per share	$9.75

Maximum offering price per share (Net asset value of $9.75 ÷ 95.75%)	$10.18

Class C:
Net asset value and offering price per share	$9.77

Class Y:
Net asset value and offering price per share	$9.76

Class R6:
Net asset value and offering price per share	$9.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco New Jersey Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$10,251,678

Expenses:

Advisory fees	1,540,281

Administrative services fees	37,717

Custodian fees	72

Distribution fees:
Class A	512,933

Class C	198,397

Interest, facilities and maintenance fees	258,213

Transfer agent fees – A, C and Y	177,563

Trustees’ and officers’ fees and benefits	29,389

Registration and filing fees	60,317

Reports to shareholders	9,186

Professional services fees	116,176

Other	13,835

Total expenses	2,954,079

Less: Expenses reimbursed	(12,347)

Net expenses	2,941,732

Net investment income	7,309,946

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(476,984)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(842,220)

Net realized and unrealized gain (loss)	(1,319,204)

Net increase in net assets resulting from operations	$5,990,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco New Jersey Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:

Net investment income	$7,309,946	$7,999,679

Net realized gain (loss)	(476,984)	(191,231)

Change in net unrealized appreciation (depreciation)	(842,220)	(8,287,927)

Net increase (decrease) in net assets resulting from operations	5,990,742	(479,479)

Distributions to shareholders from distributable earnings:

Class A	(7,755,989)	(7,967,260)

Class C	(677,910)	(1,060,471)

Class Y	(1,547,373)	(1,318,289)

Class R6	(417)	(462)

Total distributions from distributable earnings	(9,981,689)	(10,346,482)

Share transactions–net:

Class A	21,626,969	5,928,402

Class C	1,793,154	(13,177,991)

Class Y	13,646,233	875,166

Net increase (decrease) in net assets resulting from share transactions	37,066,356	(6,374,423)

Net increase (decrease) in net assets	33,075,409	(17,200,384)

Net assets:

Beginning of year	248,014,458	265,214,842

End of year	$281,089,867	$248,014,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco New Jersey Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$9.86	$0.28	$(0.02)	$0.26	$(0.37)	$ 9.75	2.63%	$214,469	1.08%		1.09%		0.98%		2.73%		9%
Year ended 02/28/21	10.27	0.32	(0.31)	0.01	(0.42)	9.86	0.25	195,684	1.11		1.16		0.97		3.32		27
Seven months ended 02/29/20	9.85	0.19	0.40	0.59	(0.17)	10.27	6.00	197,732	1.18	(d)	1.21	(d)	1.00	(d)	3.30	(d)	12
Year ended 07/31/19	9.19	0.39	0.54	0.93	(0.27)	9.85	10.29	191,704	1.36		1.37		1.01		4.08		17
Year ended 07/31/18	9.02	0.29	0.16	0.45	(0.28)	9.19	5.22	162,955	1.30		1.30		1.07		3.36		23
Year ended 07/31/17	9.70	0.38	(0.66)	(0.28)	(0.40)	9.02	(3.01)	207,958	1.09		1.09		0.90		4.05		9
Class C
Year ended 02/28/22	9.88	0.21	(0.01)	0.20	(0.31)	9.77	1.97	22,184	1.73		1.74		1.63		2.08		9
Year ended 02/28/21	10.28	0.26	(0.31)	(0.05)	(0.35)	9.88	(0.33)	20,687	1.76		1.81		1.62		2.67		27
Seven months ended 02/29/20	9.87	0.15	0.39	0.54	(0.13)	10.28	5.54	35,355	1.83	(d)	1.86	(d)	1.65	(d)	2.64	(d)	12
Year ended 07/31/19	9.20	0.32	0.56	0.88	(0.21)	9.87	9.66	38,798	2.02		2.02		1.66		3.42		17
Year ended 07/31/18	9.04	0.24	0.15	0.39	(0.23)	9.20	4.41	71,388	1.96		1.96		1.73		2.70		23
Year ended 07/31/17	9.71	0.31	(0.64)	(0.33)	(0.34)	9.04	(3.70)	97,517	1.81		1.81		1.62		3.36		9
Class Y
Year ended 02/28/22	9.88	0.30	(0.02)	0.28	(0.40)	9.76	2.78	44,427	0.84		0.84		0.74		2.97		9
Year ended 02/28/21	10.28	0.35	(0.30)	0.05	(0.45)	9.88	0.62	31,634	0.87		0.91		0.73		3.56		27
Seven months ended 02/29/20	9.87	0.21	0.38	0.59	(0.18)	10.28	6.04	32,117	0.94	(d)	0.97	(d)	0.76	(d)	3.54	(d)	12
Year ended 07/31/19	9.20	0.41	0.55	0.96	(0.29)	9.87	10.65	28,415	1.13		1.13		0.77		4.32		17
Year ended 07/31/18	9.04	0.32	0.14	0.46	(0.30)	9.20	5.35	21,970	1.06		1.06		0.83		3.61		23
Year ended 07/31/17	9.71	0.38	(0.63)	(0.25)	(0.42)	9.04	(2.83)	36,708	0.92		0.92		0.73		4.10		9
Class R6
Year ended 02/28/22	9.86	0.31	0.00	0.31	(0.41)	9.76	3.06	10	0.72		0.77		0.62		3.09		9
Year ended 02/28/21	10.27	0.35	(0.31)	0.04	(0.45)	9.86	0.61	10	0.77		0.91		0.63		3.66		27
Seven months ended 02/29/20	9.85	0.21	0.40	0.61	(0.19)	10.27	6.21	11	0.84	(d)	0.94	(d)	0.73	(d)	3.64	(d)	12
Period ended 07/31/19(e)	9.74	0.08	0.08	0.16	(0.05)	9.85	1.73	10	0.99	(d)	1.07	(d)	0.71	(d)	4.46	(d)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco New Jersey Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1 – Significant Accounting Policies

Invesco New Jersey Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

17	Invesco New Jersey Municipal Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

18	Invesco New Jersey Municipal Fund

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Over $1 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 to 0.98%, 1.63%, 0.73% and 0.73%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to July 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.97%, 1.62%, 0.73% and 0.63%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

For the year ended February 28, 2022, the Adviser reimbursed class level expenses of $10,914, $1,428, $0, and $5 of Class A, Class C, Class Y and Class R6 shares, respectively.

19	Invesco New Jersey Municipal Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $21,729 in front-end sales commissions from the sale of Class A shares and $0 and $261 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$—	$273,136,677	$—	$273,136,677

Other Investments - Assets

Investments Matured	—	782,745	—	782,745

Total Investments	$—	$273,919,422	$—	$273,919,422

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $13,151 with an average interest rate of 0.15%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

20	Invesco New Jersey Municipal Fund

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $13,717,692 and 0.74%, respectively.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$16,829	$81,838

Ordinary income-tax-exempt	9,964,860	10,264,644

Total distributions	$9,981,689	$10,346,482

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$4,131,182

Net unrealized appreciation – investments	698,700

Temporary book/tax differences	(55,918)

Capital loss carryforward	(150,504,507)

Shares of beneficial interest	426,820,410

Total net assets	$281,089,867

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$16,725,377	$133,779,130	$150,504,507

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $30,352,809 and $25,384,680, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,049,370

Aggregate unrealized (depreciation) of investments	(11,350,670)

Net unrealized appreciation of investments	$ 698,700

Cost of investments for tax purposes is $273,220,722.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities , on February 28, 2022, undistributed net investment income was decreased by $242,407, undistributed net realized gain (loss) was increased by $242,400 and shares of beneficial interest was increased by $7. This reclassification had no effect on the net assets of the Fund.

21	Invesco New Jersey Municipal Fund

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	3,587,004	$36,028,005	1,255,546	$12,210,506

Class C	595,943	6,017,394	356,169	3,473,136

Class Y	2,205,140	22,232,581	870,746	8,517,595

Issued as reinvestment of dividends:
Class A	450,974	4,525,170	484,112	4,639,581

Class C	45,643	458,707	72,831	696,212

Class Y	97,799	981,583	105,980	1,017,121

Automatic conversion of Class C shares to Class A shares:
Class A	253,848	2,550,974	1,339,507	13,139,392

Class C	(253,509)	(2,550,974)	(1,337,154)	(13,139,392)

Reacquired:
Class A	(2,140,304)	(21,477,180)	(2,492,010)	(24,061,077)

Class C	(210,930)	(2,131,973)	(435,805)	(4,207,947)

Class Y	(956,381)	(9,567,931)	(896,130)	(8,659,550)

Net increase (decrease) in share activity	3,675,227	$37,066,356	(676,208)	$(6,374,423)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco New Jersey Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco New Jersey Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New Jersey Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y
For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® New Jersey Municipal Fund (subsequently renamed Invesco New Jersey Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco New Jersey Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$978.20	$5.20	$1,019.54	$5.31	1.06%
Class C	1,000.00	976.00	8.38	1,016.31	8.55	1.71
Class Y	1,000.00	979.40	3.98	1,020.78	4.06	0.81
Class R6	1,000.00	980.70	3.63	1,021.12	3.71	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24	Invesco New Jersey Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.83%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco New Jersey Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School-Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management-Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd./Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco New Jersey Municipal Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s):811-07890 and 033-66242	Invesco Distributors, Inc.	O-RONJM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Pennsylvania Municipal Fund

Nasdaq:

A: OPATX ∎ C: OPACX ∎ Y: OPAYX ∎ R6: IORPX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

18	Financial Statements

21	Financial Highlights

22	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Fund Expenses

30	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Pennsylvania Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	1.53%
Class C Shares	0.96
Class Y Shares	1.87
Class R6 Shares	1.95
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index ▼*	-0.10
Bloomberg Municipal Bond Index ▼*	-0.66
U.S. Consumer Price Index∎	7.87

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

*  Effective July 30, 2021, the Fund elected to use the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal Bond Index because the Fund believes the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a more appropriate broad measure of market performance.

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy, but with less volatility. During periods of national economic contraction, Pennsylvania has historically outperformed the US in real gross state product, real personal income and employment. However, during periods of economic expansion, Pennsylvania has historically trended behind the rate of growth in the national economy.1

    The Commonwealth’s real gross state product increased 4%, or $25.6 billion, from the third quarter of 2020 to the third quarter of 2021.2 Projections from the Independent Fiscal Office for calendar years 2022 and 2023 anticipate Pennsylvania’s real gross state product will increase 2.3% and 2.1% respectively.3

    Historically, Pennsylvania’s population growth has lagged that of the country, growing only 1% between 2015 and 2021 to 12.9 million.4 In December 2019, Pennsylvania’s unemployment rate stood at 4.4% versus 3.5% for the US.5 Pennsylvania ended calendar year 2021 with an unemployment rate of 4%, down 2.7% from the previous year. For the same period, the national unemployment rate was 4.1%.5

    Despite increasing the strength of its general and reserve funding in recent years,1 the state’s reserves remain below the country’s average through fiscal year 2021.6 However in fiscal year 2022 the Commonwealth reserve balance increased drastically as a result of a $2.5 billion operating surplus in fiscal year 2021 that was transferred to the Commonwealth’s Budget Stabilization Fund.7 The transfer of funds increased days of operating expenses from 2.2 at fiscal year-end 2021 to 25.6 days at the beginning of fiscal year 2022, which is much more in line with the

50-state median of 28.5 days.6 Operating performance continues to be strong with year-to-date tax revenue collections in fiscal year 2022 exceeding estimates by 7.5%.7 Additionally, the Commonwealth has strong access to liquidity through the State Treasurer.8

    At the close of the fiscal year, Pennsylvania’s general obligation bonds were rated A+ by Standard & Poor’s (S&P); AA- by Fitch Ratings; and Aa3 by Moody’s. Fitch Ratings, S&P and Moody’s all have stable outlooks. S&P revised their outlook from negative to stable in August 2021 citing the state’s rebounding economy.†

    The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.9

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the popula-

tion – more than 97 million people – had received at least one dose by that time.10     This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.11 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.11 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.12 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of Commonwealthguaranteed debt down to $7.4 billion.13 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.9

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand

2                    Invesco Pennsylvania Municipal Fund

for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.14

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection in non-rated† Pennsylvania bonds contributed to the Fund’s performance relative to its benchmark. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, an overweight exposure to and security selection in the health care sector contributed to the Fund’s relative performance.

    An overweight allocation to higher coupon bonds (6.00% and higher) detracted from the Fund’s relative results. An underweight allocation to bonds with a duration of 7.00- 7.99 years specifically detracted from the Fund’s performance relative to its benchmark over the fiscal year. Security selection and a slight overweight allocation among the utilities sector detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Pennsylvania Municipal Fund and for sharing our long-term investment horizon.

  1 Source: Commonwealth of Pennsylvania,      Governor’s Office of the Budget

  2 Source: US Bureau of Economic      Analysis

  3 Source: Independent Fiscal Office

  4 Source: US Census Bureau

  5 Source: US Bureau of Labor Statistics

  6 Source: Commonwealth of Pennsylvania,      Treasurer’s Office

  7 Source: Commonwealth of Pennsylvania,      Department of Revenue

  8 Source: Moody’s, Credit Opinion:      Pennsylvania (Commonwealth of)

  9 Source: Bloomberg LP

10 Source: CNN

11 Source: JP Morgan

12 Source: US Federal Reserve

13 Source: Financial Oversight and      Management Board for Puerto Rico

14 Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Joshua Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of

Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Pennsylvania Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

*Effective

July 30, 2021, the Fund elected to use the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal Bond Index because the Fund believes the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a more appropriate broad measure of market performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Pennsylvania Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (9/18/89)	5.45%
10 Years	4.15
5 Years	4.46
1 Year	-2.79

Class C Shares
Inception (8/29/95)	4.96%
10 Years	4.00
5 Years	4.68
1 Year	-0.03

Class Y Shares
Inception (11/29/10)	5.64%
10 Years	4.81
5 Years	5.62
1 Year	1.87

Class R6 Shares
10 Years	4.69%
5 Years	5.54
1 Year	1.95

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Pennsylvania Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund. The Fund was subsequently renamed the Invesco Pennsylvania Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Pennsylvania Municipal Fund

Supplemental Information

Invesco Pennsylvania Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index tracks the performance of the investment-grade,Pennsylvania-issued US municipals with maturities equal to or greater than five years.
∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Pennsylvania Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	78.62%
General Obligation Bonds	16.45
Pre-Refunded Bonds	3.76
Other	1.17

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2008 A, RB	3.34%
2.	Philadelphia (City of), PA, Series 2017 B, Ref. RB	2.48
3.	Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	2.15
4.	Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue), Series 2018 A, Ref. RB	2.01
5.	Children’s Trust Fund, Series 2002, RB	1.96
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. Data presented here are as of February 28, 2022.

7                    Invesco Pennsylvania Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.66%
Pennsylvania–80.92%
Aliquippa School District; Series 2018, Ref. GO Bonds (INS - BAM)(a)	4.00%	12/01/2041	$1,750	$1,926,202
Allegheny (County of), PA;
Series 2016 C-76, GO Bonds	5.00%	11/01/2041	14,320	16,300,673
Series 2018 C-77, GO Bonds	5.00%	11/01/2043	4,960	5,917,485
Allegheny (County of), PA Airport Authority; Series 2021 A, RB(b)	4.00%	01/01/2056	6,500	6,963,415
Allegheny (County of), PA Higher Education Building Authority (Chatham University); Series 2012 A, RB	5.00%	09/01/2035	2,000	2,019,988
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University);
Series 1998 A, Ref. RB (INS - ACA)(a)	6.00%	05/01/2028	160	180,746
Series 2017, RB	5.00%	10/15/2037	615	682,517
Series 2017, RB	5.00%	10/15/2047	1,500	1,636,977
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,615	17,900,789
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center);
Series 2007 A-1, RB (67% of 3 mo. USD LIBOR + 0.82%)(c)	1.03%	02/01/2037	625	622,336
Series 2019 A, Ref. RB	4.00%	07/15/2038	1,035	1,153,358
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - Sunrise); Series 2013, RB	6.00%	07/15/2038	1,500	1,571,439
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB	5.60%	07/01/2023	7,191	6,471,731
Allegheny (County of), PA Residential Finance Authority (Allegheny Independence House Apartments); Series 2007 B, RB (CEP - GNMA)(b)	6.10%	01/20/2043	1,145	1,148,367
Allegheny (County of), PA Residential Finance Authority (Broadview Manor Apartments); Series 2007 A, RB (CEP - GNMA)(b)	5.95%	01/20/2043	1,470	1,473,237
Allegheny (County of), PA Residential Finance Authority (Versailles-Archer Apartments); Series 2007 C, RB (CEP - GNMA)(b)	6.16%	01/20/2043	1,475	1,479,408
Allegheny (County of), PA Sanitary Authority; Series 2015, Ref. RB(d)	5.00%	12/01/2045	2,120	2,353,094
Allentown (City of), PA Neighborhood Improvement Zone Development Authority; Series 2022, Ref. RB	5.00%	05/01/2042	2,000	2,380,993
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(e)	5.00%	05/01/2042	615	687,941
Series 2018, RB(e)	5.38%	05/01/2042	4,000	4,526,967
Allentown City School District;
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2036	1,250	1,401,725
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2037	1,255	1,405,700
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing (The));
Series 2017 A, Ref. RB	5.00%	05/15/2037	1,125	1,247,459
Series 2017 A, Ref. RB	5.00%	05/15/2042	500	550,095
Series 2017 A, Ref. RB	5.00%	05/15/2047	600	656,473
Series 2017 C, RB	5.00%	05/15/2047	475	508,535
Series 2017, RB	5.00%	05/15/2042	600	644,106
Berks (County of), PA Industrial Development Authority (Tower Health); Series 2017, Ref. RB	5.00%	11/01/2050	8,480	8,900,375
Berks (County of), PA Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,003,642
Bethlehem (City of), PA;
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	11/15/2030	425	437,001
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	11/15/2031	425	436,970
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(a)	5.00%	08/01/2035	3,000	3,336,467
Bucks (County of), PA Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	294,717
Centre (County of), PA Hospital Authority (Mt. Nittany Medical Center); Series 2016 A, Ref. RB(f)(g)	5.00%	11/15/2025	500	564,586
Cheltenham (Township of), PA;
Series 2018, GO Bonds(f)(g)	4.00%	07/01/2023	170	176,581
Series 2018, GO Bonds	4.00%	07/01/2048	2,660	2,733,664
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System); Series 2017 A, Ref. RB	5.00%	10/01/2052	2,000	2,313,724
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services);
Series 2019, Ref. RB	3.25%	12/01/2029	175	167,790
Series 2019, Ref. RB	4.00%	12/01/2039	305	305,343
Series 2019, Ref. RB	5.00%	12/01/2051	8,000	8,353,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Chester (County of), PA Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	$770	$848,130
Chester (County of), PA Industrial Development Authority (Collegium Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	754,580
Chester (County of), PA Industrial Development Authority (Longwood Gardens);
Series 2019, RB	5.00%	12/01/2044	3,780	4,542,635
Series 2019, RB	4.00%	12/01/2049	1,500	1,664,828
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	2,215	2,363,643
Chester (County of), PA Industrial Development Authority (Sustainability Bonds); Series 2021, RB	4.00%	12/01/2051	2,000	2,238,960
Chester (County of), PA Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania);
Series 2013 A, RB	5.00%	08/01/2035	1,000	1,021,598
Series 2013, RB	5.00%	08/01/2045	750	762,663
Clairton (City of), PA Municipal Authority; Series 2012 B, RB	5.00%	12/01/2037	1,000	1,022,053
Clarion (County of), PA Industrial Development Authority (Clarion University Foundation, Inc. Student Housing at Clarion University of Pennsylvania);
Series 2014 A, RB	5.00%	07/01/2034	2,310	2,497,317
Series 2014 A, RB	5.00%	07/01/2045	1,000	1,078,800
Series 2014, Ref. RB	5.00%	07/01/2024	1,220	1,317,257
Series 2014, Ref. RB	5.00%	07/01/2029	2,430	2,632,208
Series 2014, Ref. RB	5.00%	07/01/2033	3,500	3,784,142
Coatesville School District;
Series 2020 A, GO Bonds (INS - BAM)(a)(h)	0.00%	10/01/2034	300	196,766
Series 2020 A, GO Bonds (INS - BAM)(a)(h)	0.00%	10/01/2038	2,700	1,473,529
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(h)	0.00%	10/01/2033	500	342,717
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(h)	0.00%	10/01/2034	980	642,770
Series 2020 C, Ref. GO Bonds (INS - BAM)(a)(h)	0.00%	10/01/2033	640	438,678
Commonwealth Financing Authority;
Series 2018, RB(d)(i)	5.00%	06/01/2034	2,500	2,927,627
Series 2018, RB(d)(i)	5.00%	06/01/2035	500	585,046
Cumberland (County of), PA Municipal Authority (Diakon Lutheran);
Series 2015, Ref. RB(f)(g)	5.00%	01/01/2025	125	137,461
Series 2015, Ref. RB(f)(g)	5.00%	01/01/2025	515	566,338
Series 2015, Ref. RB	5.00%	01/01/2038	630	675,619
Cumberland (County of), PA Municipal Authority (Messiah Village);
Series 2018, Ref. RB	5.00%	07/01/2031	1,565	1,705,381
Series 2018, Ref. RB	5.00%	07/01/2035	3,210	3,481,819
Cumberland (County of), PA Municipal Authority (Penn State Health); Series 2019, RB	4.00%	11/01/2044	2,000	2,211,583
Dallas Area Municipal Authority (Misericordia University);
Series 2019, Ref. RB	5.00%	05/01/2039	905	1,014,051
Series 2019, Ref. RB	5.00%	05/01/2048	3,440	3,799,461
Dauphin (County of), PA General Authority (Pinnacle Health System); Series 2016 A, Ref. RB	5.00%	06/01/2034	510	579,929
Delaware (County of), PA Authority (Eastern University); Series 2012, RB	5.25%	10/01/2032	5,225	5,269,125
Delaware (County of), PA Authority (Elywn);
Series 2017, Ref. RB	5.00%	06/01/2027	460	495,998
Series 2017, Ref. RB	5.00%	06/01/2037	3,500	3,702,178
Delaware (County of), PA Authority (Mercy Health Corp.); Series 1993 A, RB(f)	5.38%	11/15/2023	25	25,929
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,556,364
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,512,223
Delaware (County of), PA Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	237,829
Delaware (County of), PA Industrial Development Authority (Mercy Health Corp. of Southeastern PA); Series 2016 A, RB(e)	5.13%	06/01/2046	1,980	2,122,010
Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	540	556,784
Series 2012, Ref. RB	5.00%	01/01/2027	535	551,802
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,338,422
Doylestown (City of), PA Hospital Authority; Series 2019 A, RB	4.00%	07/01/2045	250	263,743
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. RB	5.00%	07/15/2048	650	744,218

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania);
Series 2013, RB(f)(g)	5.00%	07/01/2023	$1,750	$1,840,806
Series 2013, RB(f)(g)	5.00%	07/01/2023	1,000	1,051,889
Series 2014, RB(f)(g)	5.00%	07/01/2024	250	271,251
Series 2015, RB(f)(g)	5.00%	07/01/2025	1,060	1,184,310
Series 2015, RB(f)(g)	5.00%	07/01/2025	820	916,164
East Hempfield (Township of), PA Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	630	696,427
Series 2016, Ref. RB	5.00%	12/01/2039	370	405,112
Erie (City & County of), PA City Water Authority;
Series 2014, Ref. RB(f)(g)	5.00%	12/01/2024	5,000	5,500,872
Series 2018 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2043	1,280	1,513,088
Erie (City of), PA Higher Education Building Authority (AICUP Financing Program);
Series 2021, RB	4.00%	05/01/2036	200	220,739
Series 2021, RB	4.00%	05/01/2041	730	797,131
Series 2021, RB	5.00%	05/01/2047	330	387,492
Erie (City of), PA Higher Education Building Authority (Gannon University); Series 2013, RB	5.00%	05/01/2038	7,840	6,675,581
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2043	475	509,686
Series 2018, Ref. RB	5.00%	12/01/2053	700	747,023
Series 2019, RB	5.00%	12/01/2039	755	813,741
Series 2019, RB	5.00%	12/01/2054	3,000	3,200,434
Franklin Regional School District; Series 2019, GO Bonds	4.00%	05/01/2046	2,000	2,209,920
Geisinger Authority (Geisinger Health System);
Series 2017 A-1, Ref. RB	5.00%	02/15/2045	16,655	19,140,319
Series 2020, Ref. RB	4.00%	04/01/2050	5,000	5,464,503
Lancaster (City of), PA Industrial Development Authority (Landis Homes Retirement Community); Series 2021, Ref. RB	4.00%	07/01/2056	1,800	1,827,380
Lancaster (City of), PA Industrial Development Authority (Willow Valley Communities);
Series 2019, RB	5.00%	12/01/2044	1,850	2,068,111
Series 2019, RB	5.00%	12/01/2049	2,755	3,068,537
Lancaster (County of), PA Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,225,072
Lancaster (County of), PA Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. RB	5.00%	07/01/2045	625	658,426
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	227,622
Lancaster (County of), PA Hospital Authority (Penn State Health); Series 2021, RB	5.00%	11/01/2051	2,000	2,357,132
Lancaster School District;
Series 2020, GO Bonds (INS - AGM)(a)	4.00%	06/01/2034	900	1,023,611
Series 2020, GO Bonds (INS - AGM)(a)	4.00%	06/01/2036	1,275	1,447,643
Langhorne Manor (Borough of), PA Higher Education & Health Authority (Woods Services); Series 2013, RB	4.00%	11/15/2033	15	15,033
Latrobe (City of), PA Industrial Development Authority (Seton Hill University);
Series 2021, Ref. RB	4.00%	03/01/2046	485	499,004
Series 2021, Ref. RB	4.00%	03/01/2051	485	497,858
Lehigh (County of), PA (Lehigh Valley Health Network);
Series 2019 A, Ref. RB	5.00%	07/01/2044	1,000	1,191,138
Series 2019, Ref. RB	4.00%	07/01/2049	2,500	2,712,657
Lehigh (County of), PA General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB(f)(g)	5.25%	07/01/2022	825	837,441
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	5,158	5,157,699
Series 2014 B, RB(j)	7.50%	02/01/2044	3,735	2,024,194
Series 2014 C, RB(h)(k)	0.00%	02/01/2044	3,238	18,550
Lehigh (County of), PA General Purpose Authority (Lehigh Valley Academy); Series 2022, RB	4.00%	06/01/2052	3,750	4,078,024
Mckeesport Area School District; Series 2021 A, Ref. GO Bonds (INS - AGM)(a)	4.00%	10/01/2035	5,505	6,252,602
Monroeville Finance Authority; Series 2012, RB	5.00%	02/15/2030	180	183,416
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	419,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Montgomery (County of), PA Higher Education & Health Authority (Philadelphia Presbytery Homes, Inc.);
Series 2017, Ref. RB	5.00%	12/01/2037	$750	$817,724
Series 2017, Ref. RB	5.00%	12/01/2047	1,000	1,082,466
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2048	4,270	4,953,189
Series 2019, Ref. RB	4.00%	09/01/2049	4,000	4,353,018
Series 2022 B, Ref. RB	4.00%	05/01/2052	3,755	4,119,148
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2012, RB(f)(g)	5.00%	05/15/2022	900	908,207
Series 2016, Ref. RB	5.00%	11/15/2036	11,075	12,521,653
Series 2020 C, RB	4.00%	11/15/2043	350	386,646
Series 2020 C, RB	5.00%	11/15/2045	675	780,935
Montgomery (County of), PA Industrial Development Authority (Germantown Academy);
Series 2021, Ref. RB	4.00%	10/01/2046	1,190	1,301,804
Series 2021, Ref. RB	4.00%	10/01/2051	1,430	1,559,277
Montgomery (County of), PA Industrial Development Authority (Haverford School); Series 2019, Ref. RB	4.00%	03/01/2049	3,250	3,461,772
Montgomery (County of), PA Industrial Development Authority (Waverly Heights Ltd.); Series 2019, Ref. RB	5.00%	12/01/2049	1,000	1,113,806
Northampton (County of), PA General Purpose Authority (LaFayette College); Series 2017, Ref. RB	5.00%	11/01/2047	6,135	7,199,018
Northampton (County of), PA General Purpose Authority (Moravian College);
Series 2012, RB	5.00%	07/01/2031	2,860	2,900,774
Series 2016, Ref. RB	5.00%	10/01/2036	2,250	2,528,188
Northampton (County of), PA General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. RB	5.00%	08/15/2036	330	373,395
Series 2018 A, Ref. RB	4.00%	08/15/2048	8,430	9,214,963
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $13,041,003)(l)(m)(n)	5.00%	12/31/2023	14,827	3,706,652
Series 2013, RB(l)(m)	5.00%	12/31/2023	5,496	1,374,120
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.);
Series 2012, RB	5.00%	07/01/2032	920	925,793
Series 2019, Ref. RB	5.00%	11/01/2039	500	550,238
Series 2019, Ref. RB	5.00%	11/01/2044	950	1,038,923
Series 2019, Ref. RB	5.00%	11/01/2049	1,050	1,144,933
Northeastern Pennsylvania (Commonwealth of) Hospital & Education Authority (Kings College);
Series 2019, RB	5.00%	05/01/2044	1,000	1,126,268
Penn Hills School District; Series 2020, Ref. GO Bonds (INS - BAM)(a)	3.00%	10/01/2042	4,000	4,126,171
Pennsylvania (Commonwealth of);
First Series 2001, GO Bonds	4.00%	05/15/2033	3,250	3,816,920
First Series 2014, GO Bonds(d)	5.00%	06/15/2034	3,000	3,239,190
First Series 2020, GO Bonds	2.13%	05/01/2040	2,500	2,304,214
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	588,241
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC); Series 2018 A, Ref. COP	5.00%	07/01/2043	590	682,094
Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2013 C, RB (INS - AGM)(a)(h)	0.00%	01/01/2044	775	372,392
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. RB(b)	5.00%	11/01/2041	1,200	1,226,570
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, RB	6.00%	07/01/2053	920	978,328
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Covanta Holding Corp.) (Green Bonds); Series 2019 A, RB(b)(e)	3.25%	08/01/2039	1,250	1,223,875
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Forum Place); Series 2012, RB(f)(g)	5.00%	03/01/2022	3,000	3,000,000
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(b)	5.50%	11/01/2044	635	663,872
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(b)	5.00%	12/31/2034	775	854,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement);
Series 2015, RB(b)	5.00%	12/31/2038	$460	$505,617
Series 2015, RB(b)	5.00%	06/30/2042	8,500	9,304,171
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Presbyterian Senior Living);
Series 2021, Ref. RB	4.00%	07/01/2041	700	758,348
Series 2021, Ref. RB	4.00%	07/01/2046	2,000	2,155,515
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC);
Series 2020 A-1, RB	4.00%	04/15/2050	1,500	1,652,584
Series 2021 A, Ref. RB	4.00%	10/15/2051	2,750	3,060,482
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	1,070	1,079,196
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (AICUP Financing Program-Gwynedd-Mercy College); Series 2012 KK1, RB	5.38%	05/01/2042	1,300	1,306,265
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Holy Family University); Series 2013 A, RB	6.25%	09/01/2033	320	338,046
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,190,266
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Pennsylvania State University); Series 2002, RB	5.00%	03/01/2022	10	10,000
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Shippensburg University Services, Inc. Student Housing at Shippensburg University of Pennsylvania); Series 2012, RB(f)(g)	5.00%	10/01/2022	1,400	1,434,460
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (The Foundation for Indiana University of Pennsylvania Student Housing at Indiana University of Pennsylvania); Series 2012 A, Ref. RB(f)(g)	5.00%	07/01/2022	750	760,819
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	1,070	1,179,826
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania); Series 2017, RB(d)	5.00%	08/15/2046	2,200	2,519,659
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System);
Series 2017 A, RB	5.00%	08/15/2042	1,075	1,250,250
Series 2019, RB	4.00%	08/15/2049	10,000	11,163,833
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Ursinus College); Series 2012 A, RB	5.00%	01/01/2029	1,000	1,002,694
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Widener College); Series 2014, Ref. RB	5.00%	07/15/2038	1,000	1,061,566
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2019-131 A, RB	3.10%	10/01/2044	2,500	2,532,459
Pennsylvania (Commonwealth of) Public School Building Authority (Harrisburg School);
Series 2016 A, Ref. RB(f)(g)	5.00%	12/01/2026	145	168,369
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2030	910	1,045,389
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2012, RB(f)(g)	5.00%	04/01/2022	2,780	2,790,051
Series 2012, RB(f)(g)	5.00%	04/01/2022	250	250,904
Series 2016 A, Ref. RB	5.00%	06/01/2027	3,750	4,356,240
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	8,795	10,081,884
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 C, RB (INS - AGM)(a)	6.25%	06/01/2033	2,000	2,381,813
Series 2009 E, RB	6.38%	12/01/2038	11,435	14,302,012
Series 2014 A-1, RB	5.00%	12/01/2032	2,000	2,187,837
Series 2015 B, RB	5.00%	12/01/2030	500	563,278
Series 2015 B, RB	5.00%	12/01/2031	1,000	1,123,055
Series 2017 A, RB	5.50%	12/01/2042	5,000	5,800,406
Series 2017 A- 1, RB	5.00%	12/01/2035	1,050	1,235,952
Series 2017 B-1, RB	5.25%	06/01/2047	1,000	1,158,570
Series 2018 A-2, RB	5.00%	12/01/2043	535	630,212
Series 2018 A-2, RB	5.00%	12/01/2048	6,000	7,022,488
Series 2018 B, RB	5.25%	12/01/2048	630	749,770
Series 2019 A, RB	5.00%	12/01/2044	1,000	1,198,754
Series 2019 A, RB (INS - AGM)(a)	4.00%	12/01/2049	3,800	4,263,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Series 2020 B, RB	5.00%	12/01/2050	$4,000	$4,797,948
Series 2021 A, RB	4.00%	12/01/2050	8,500	9,333,437
Series 2021 B, RB	4.00%	12/01/2046	3,000	3,334,603
Series 2021 B, Ref. RB	5.00%	12/01/2051	5,340	6,415,583
Pennsylvania Higher Education Assistance Agency;
Series 2021 A, Tax Exempt RB(b)	5.00%	06/01/2030	260	310,861
Series 2021 A, Tax Exempt RB(b)	2.63%	06/01/2042	2,220	2,163,665
Pennsylvania State University;
Series 2016 A, RB	5.00%	09/01/2041	1,430	1,629,628
Series 2017 A, RB	5.00%	09/01/2047	2,500	2,898,754
Series 2019 A, RB	5.00%	09/01/2044	1,330	1,601,826
Philadelphia (City of), PA;
Series 2017 A, RB	5.00%	10/01/2052	1,895	2,191,170
Series 2017 A, RB(d)(i)	5.25%	10/01/2052	2,070	2,435,041
Series 2017 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2035	3,500	4,071,252
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2036	700	811,900
Series 2017 B, Ref. RB(b)	5.00%	07/01/2047	19,700	22,124,057
Series 2017, Ref. GO Bonds	5.00%	08/01/2041	1,000	1,154,286
Series 2018 A, RB	5.00%	10/01/2053	7,000	8,254,847
Series 2019 B, GO Bonds	5.00%	02/01/2039	300	359,684
Series 2019 B, RB	5.00%	11/01/2049	4,635	5,548,394
Series 2019 B, RB	5.00%	11/01/2054	11,030	13,221,305
Series 2020 A, RB	5.00%	11/01/2045	1,250	1,507,854
Series 2020 C, Ref. RB(b)	4.00%	07/01/2045	1,500	1,619,708
Series 2020 C, Ref. RB(b)	4.00%	07/01/2050	1,500	1,610,737
Series 2021 A, GO Bonds	4.00%	05/01/2042	1,500	1,701,653
Series 2021, Ref. RB (INS - AGM)(a)(b)	4.00%	07/01/2038	1,000	1,104,515
Philadelphia (City of), PA (Philadelphia Gas Works Co.);
Series 2009 D, Ref. VRD RB (LOC - TD Bank N.A.)(o)(p)	0.20%	08/01/2031	10,150	10,150,000
Series 2017 15, Ref. RB	5.00%	08/01/2047	3,620	4,097,010
Philadelphia (City of), PA Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. RB	5.00%	12/01/2031	840	943,041
Philadelphia (City of), PA Authority for Industrial Development (Independence Charter School - West);
Series 2019, RB	4.00%	06/15/2029	350	367,237
Series 2019, RB	5.00%	06/15/2050	350	369,771
Philadelphia (City of), PA Authority for Industrial Development (International Apartments at Temple University);
Series 2010 A, IDR	5.38%	06/15/2030	1,890	1,893,461
Series 2010 A, IDR	5.63%	06/15/2042	4,000	4,006,045
Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	679,444
Philadelphia (City of), PA Authority for Industrial Development (PresbyHomes Germantown/ Morrisville); Series 2005 A, RB	5.63%	07/01/2035	2,471	2,525,686
Philadelphia (City of), PA Authority for Industrial Development (Richard Allen Preparatory Charter School); Series 2006, RB	6.25%	05/01/2033	1,640	1,640,675
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2020 A, Ref. RB	4.00%	11/01/2045	1,900	2,083,191
Philadelphia (City of), PA Authority for Industrial Development (Tacony Academy Charter School); Series 2013 A-1, RB	6.75%	06/15/2033	2,000	2,119,949
Series 2013 A-1, RB	7.00%	06/15/2043	3,090	3,271,236
Philadelphia (City of), PA Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	581,309
Philadelphia (City of), PA Authority for Industrial Development (The Childrens Hospital of Philadelphia); Series 2014 A, RB(d)	5.00%	07/01/2042	1,500	1,623,175
Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments);
Series 2017, RB	4.00%	12/01/2047	1,000	1,065,426
Series 2017, RB	5.00%	12/01/2058	4,165	4,602,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2042	$1,000	$1,039,249
Series 2017, Ref. RB	5.00%	07/01/2049	500	519,382
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2012 A, RB	5.63%	07/01/2042	1,000	1,014,391
Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,156,408
Philadelphia (City of), PA Housing Authority;
Series 2017, RB	5.00%	05/01/2039	1,300	1,485,658
Series 2017, RB	5.00%	05/01/2042	2,415	2,750,929
Series 2017, RB	5.00%	05/01/2047	3,335	3,741,934
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB(f)(g)	6.13%	03/15/2023	3,085	3,248,047
Philadelphia (City of), PA Industrial Development Authority (Discovery Charter School);
Series 2012, RB	5.88%	04/01/2032	450	451,165
Series 2012, RB	6.25%	04/01/2042	1,500	1,503,724
Philadelphia (City of), PA Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	969,138
Philadelphia (City of), PA Industrial Development Authority (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,644,298
Philadelphia (City of), PA Industrial Development Authority (New Foundations Charter School); Series 2012, RB(f)(g)	6.63%	12/15/2022	750	783,705
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	13,365	15,203,799
Philadelphia (City of), PA Industrial Development Authority (University of the Arts); Series 2017, Ref. RB(e)	5.00%	03/15/2045	540	568,395
Philadelphia (City of), PA Parking Authority; Series 1999 A, RB (INS - AMBAC)(a)	5.25%	02/15/2029	25	25,099
Philadelphia School District;
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2028	10,000	11,451,932
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2029	10,000	11,428,587
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,141,461
Philadelphia School District (The);
Series 2007 A, Ref. GO Bonds (INS - NATL)(a)	5.00%	06/01/2025	535	596,669
Series 2019 A, GO Bonds	4.00%	09/01/2037	2,250	2,533,903
Series 2019 A, GO Bonds	5.00%	09/01/2044	1,000	1,199,766
Pittsburgh (City of), PA;
Series 2021, GO Bonds	4.00%	09/01/2040	500	560,719
Series 2021, GO Bonds	4.00%	09/01/2041	600	671,973
Pittsburgh (City of), PA Urban Redevelopment Authority (Marian Plaza); Series 2007, RB (CEP - GNMA)(b)	6.13%	01/20/2043	2,510	2,515,118
Pittsburgh (City of), PA Water & Sewer Authority;
Series 2013 A, Ref. RB	5.00%	09/01/2031	500	528,269
Series 2019 A, RB (INS - AGM)(a)	5.00%	09/01/2044	1,200	1,445,256
Series 2019 B, Ref. RB (INS - AGM)(a)	4.00%	09/01/2034	1,600	1,813,339
Series 2020 B, RB (INS - AGM)(a)	4.00%	09/01/2045	1,000	1,113,082
Series 2020 B, RB (INS - AGM)(a)	4.00%	09/01/2050	350	385,970
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,538,609
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2037	1,500	1,727,139
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2038	1,500	1,724,817
School District of Philadelphia (The); Series 2021 A, GO Bonds	4.00%	09/01/2046	2,000	2,212,806
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2034	820	947,253
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2035	750	865,512
Southcentral Pennsylvania General Authority (Hanover Hospital, Inc.); Series 2015, Ref. RB	5.00%	12/01/2029	1,000	1,114,555
Southcentral Pennsylvania General Authority (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	750	890,378
State Public School Building Authority;
Series 2016, Ref. RB(f)(g)	5.00%	12/01/2026	5	5,831
Series 2016, Ref. RB	5.00%	06/01/2036	4,795	5,447,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Susquehanna Area Regional Airport Authority;
Series 2012 A, RB(b)	5.00%	01/01/2027	$1,185	$1,217,418
Series 2017, Ref. RB(b)	5.00%	01/01/2038	1,350	1,519,247
Swarthmore (Borough of), PA Authority (Swarthmore College); Series 2021 B, Ref. RB	4.00%	09/15/2041	3,000	3,478,400
Trinity Area School District; Series 2021, GO Bonds (INS - AGM)(a)	4.00%	11/01/2051	1,485	1,670,125
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	500	532,945
Westmoreland (County of), PA Industrial Development Authority (Excela Health); Series 2020 A, Ref. RB	4.00%	07/01/2037	1,400	1,577,561
Westmoreland (County of), PA Municipal Authority; Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/15/2038	2,000	2,218,783
Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2034	2,600	2,978,815
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2036	2,125	2,430,313
				721,764,015

Puerto Rico–15.34%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	85	87,246
Series 2002, RB	5.50%	05/15/2039	17,000	17,446,163
Series 2005 A, RB(h)	0.00%	05/15/2050	53,320	8,785,616
Series 2008 A, RB(h)	0.00%	05/15/2057	415,530	29,745,825
Puerto Rico (Commonwealth of);
Series 2001, GO Bonds (INS - AGM)(a)	5.13%	07/01/2030	7,405	7,412,130
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(a)	6.00%	07/01/2027	15	15,095
Series 2009 B, Ref. GO Bonds(k)	6.50%	07/01/2037	1,000	1,022,500
Series 2009 B, Ref. GO Bonds(k)	5.75%	07/01/2038	120	118,350
Series 2009 B, Ref. GO Bonds(k)	6.00%	07/01/2039	50	50,688
Series 2009 C, Ref. GO Bonds(k)	6.00%	07/01/2039	9,745	9,696,275
Series 2011 A, GO Bonds(k)	5.75%	07/01/2041	3,000	2,977,500
Series 2011 A, Ref. GO Bonds(k)	6.00%	07/01/2028	790	794,938
Series 2011 C, Ref. GO Bonds(k)	5.75%	07/01/2036	9,000	8,336,249
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	1,080	1,157,769
Series 2012 A, RB(f)	5.25%	07/01/2029	810	821,668
Series 2012 A, RB(f)	5.13%	07/01/2037	3,000	3,041,981
Series 2012 A, RB(f)	5.75%	07/01/2037	1,460	1,483,434
Series 2012 A, RB(f)	6.00%	07/01/2047	1,005	1,021,924
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	6,000	6,033,871
Series 2007 TT, RB(k)	5.00%	07/01/2032	1,450	1,495,313
Series 2010 AAA-RSA-1, RB(k)	5.25%	07/01/2024	1,435	1,487,019
Series 2010 XX, RB(k)	5.25%	07/01/2040	2,445	2,533,631
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, RB(k)	5.00%	07/01/2038	10	6,025
Series 2002 D, RB (INS - AGM)(a)	5.00%	07/01/2032	965	972,238
Series 2003 AA-2, Ref. RB(k)	5.30%	07/02/2035	1,000	1,152,500
Series 2003 H, Ref. RB(k)	5.00%	07/01/2028	325	195,812
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	1,250	1,256,250
Series 2012, Ref. RB	5.13%	04/01/2032	125	126,969
Series 2012, Ref. RB	5.38%	04/01/2042	185	188,238
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 B, RB(k)	5.00%	07/01/2041	270	140,063
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2002 D, RB(k)	5.25%	07/01/2036	1,015	1,110,156
Series 2007 M-2, Ref. RB(k)	10.00%	07/01/2033	3,000	3,585,000
Series 2009 P, Ref. RB(k)	6.50%	07/01/2030	1,500	1,708,125
Series 2009 P, Ref. RB(k)	6.75%	07/01/2036	1,000	1,148,750
Series 2011 S, RB(k)	6.00%	07/01/2041	2,070	2,315,812
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-2, Ref. RB (INS - AMBAC)(a)	10.00%	07/01/2035	1,000	1,032,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Public Finance Corp.; Series 2011 B, RB(k)	5.50%	08/01/2031	$5,725	$329,193

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(h)	0.00%	07/01/2046	3,912	1,270,857

Series 2018 A-1, RB(h)	0.00%	07/01/2051	6,242	1,469,285

Series 2018 A-1, RB	5.00%	07/01/2058	5,537	6,209,480

Series 2019 A-2, RB	4.54%	07/01/2053	91	99,523

Series 2019 A-2, RB	4.78%	07/01/2058	1,216	1,344,883

Series 2019 A-2B, RB	4.55%	07/01/2040	1,063	1,177,612

University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	3,235	3,178,387

Series 2006 Q, RB	5.00%	06/01/2030	1,300	1,277,250

				136,859,854

Virgin Islands–0.97%
Tobacco Settlement Financing Corp.;
Series 2001, RB	5.00%	05/15/2031	665	666,545

Series 2006, RB(h)	0.00%	05/15/2035	4,150	1,699,885

Series 2006, RB(h)	0.00%	05/15/2035	2,195	943,414

Series 2006, RB(h)	0.00%	05/15/2035	7,000	2,607,438

Virgin Islands (Government of) Public Finance Authority; Series 2014 C, Ref. RB	5.00%	10/01/2039	2,500	2,470,977

Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025	245	246,269

				8,634,528

Guam–0.27%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2023	185	188,908

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2024	235	239,816

Series 2012 A, Ref. RB (INS - AGM)(a)	5.00%	10/01/2030	420	428,851

Series 2012 A, Ref. RB	5.00%	10/01/2034	520	530,041

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2029	285	304,504

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(b)	5.75%	09/01/2031	675	690,603

				2,382,723

Northern Mariana Islands–0.16%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds	5.00%	10/01/2022	125	124,741

Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(b)	6.25%	03/15/2028	765	759,797

Series 1998 A, RB(b)	6.60%	03/15/2028	580	578,717

				1,463,255

TOTAL INVESTMENTS IN SECURITIES(q)-97.66% (Cost $846,816,628)				871,104,375

FLOATING RATE NOTE OBLIGATIONS-(1.07)%
Notes with interest and fee rates ranging from 0.75% to 0.76% at 02/28/2022 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1K)(r)				(9,550,000)

OTHER ASSETS LESS LIABILITIES-3.41%				30,415,147

NET ASSETS-100.00%				$891,969,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Pennsylvania Municipal Fund

Investment Abbreviations:
ACA	- ACA Financial Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
FHLMC	- Federal Home Loan Mortgage Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
USD	- U.S. Dollar
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $9,129,188, which represented 1.02% of the Fund’s Net Assets.

(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Zero coupon bond issued at a discount.
(i)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,380,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(j)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $40,222,449, which represented 4.51% of the Fund’s Net Assets.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Restricted security. The value of this security at February 28, 2022 represented less than 1% of the Fund’s Net Assets.
(o)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2022.

(p)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(q)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.(AGM)	6.05%
(r)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $15,682,832 are held by TOB Trusts and serve as collateral for the $9,550,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Pennsylvania Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $846,816,628)	$871,104,375

Cash	20,647,239

Receivable for:
Investments sold	205,000

Fund shares sold	316,229

Interest	9,280,945

Investments matured, at value (Cost $1,316,308)	1,429,450

Investment for trustee deferred compensation and retirement plans	101,768

Other assets	238,009

Total assets	903,323,015

Liabilities:
Floating rate note obligations	9,550,000

Payable for:
Dividends	835,390

Fund shares reacquired	369,432

Accrued fees to affiliates	358,084

Accrued interest expense	9,580

Accrued trustees’ and officers’ fees and benefits	37,232

Accrued other operating expenses	84,249

Trustee deferred compensation and retirement plans	109,526

Total liabilities	11,353,493

Net assets applicable to shares outstanding	$891,969,522

Net assets consist of:
Shares of beneficial interest	$987,118,723

Distributable earnings (loss)	(95,149,201)

$891,969,522

Net Assets:
Class A	$671,015,243

Class C	$84,383,266

Class Y	$135,502,632

Class R6	$1,068,381

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	59,394,848

Class C	7,489,798

Class Y	11,985,286

Class R6	94,605

Class A:
Net asset value per share	$11.30

Maximum offering price per share (Net asset value of $11.30 ÷ 95.75%)	$11.80

Class C:
Net asset value and offering price per share	$11.27

Class Y:
Net asset value and offering price per share	$11.31

Class R6:
Net asset value and offering price per share	$11.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Pennsylvania Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$33,359,580

Expenses:
Advisory fees	4,066,346

Administrative services fees	126,639

Custodian fees	5,315

Distribution fees:

Class A	1,681,972

Class C	779,737

Interest, facilities and maintenance fees	456,575

Transfer agent fees - A, C and Y	685,224

Transfer agent fees - R6	27

Trustees’ and officers’ fees and benefits	40,321

Registration and filing fees	64,367

Reports to shareholders	21,910

Professional services fees	157,074

Other	15,488

Total expenses	8,100,995

Less: Expense offset arrangement(s)	(242)

Net expenses	8,100,753

Net investment income	25,258,827

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(2,370,883)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(9,805,889)

Net realized and unrealized gain (loss)	(12,176,772)

Net increase in net assets resulting from operations	$13,082,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Pennsylvania Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$25,258,827	$26,043,103

Net realized gain (loss)	(2,370,883)	2,924,557

Change in net unrealized appreciation (depreciation)	(9,805,889)	(9,054,543)

Net increase in net assets resulting from operations	13,082,055	19,913,117

Distributions to shareholders from distributable earnings:
Class A	(20,788,556)	(20,000,261)

Class C	(2,045,019)	(2,721,068)

Class Y	(4,132,230)	(3,312,668)

Class R6	(31,758)	(26,613)

Total distributions from distributable earnings	(26,997,563)	(26,060,610)

Share transactions–net:
Class A	6,549,547	143,342,711

Class C	2,050,384	(24,848,884)

Class Y	24,843,566	29,872,678

Class R6	236,098	130,051

Net increase in net assets resulting from share transactions	33,679,595	148,496,556

Net increase in net assets	19,764,087	142,349,063

Net assets:
Beginning of year	872,205,435	729,856,372

End of year	$891,969,522	$872,205,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Pennsylvania Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$11.47	$0.33	$(0.15)	$0.18	$(0.35)	$11.30	1.53	%(d)	$671,015	0.87	%(d)	0.87	%(d)	0.82	%(d)	2.82	%(d)	8%
Year ended 02/28/21	11.68	0.37	(0.21)	0.16	(0.37)	11.47	1.48	(d)	674,756	0.92	(d)	0.92	(d)	0.84	(d)	3.27	(d)	14
Seven months ended 02/29/20	11.19	0.23	0.47	0.70	(0.21)	11.68	6.36		534,700	0.88	(e)	1.03	(e)	0.88	(e)	3.54	(e)	6
Year ended 07/31/19	10.40	0.46	0.69	1.15	(0.36)	11.19	11.32		498,743	0.91		1.19		0.91		4.30		21
Year ended 07/31/18	10.44	0.41	(0.03)	0.38	(0.42)	10.40	3.84		423,210	0.97		1.18		0.97		4.09		13
Year ended 07/31/17	10.67	0.47	(0.16)	0.31	(0.54)	10.44	2.96		500,340	0.83		1.00		0.83		4.50		20
Class C
Year ended 02/28/22	11.43	0.25	(0.14)	0.11	(0.27)	11.27	0.96		84,383	1.53		1.53		1.48		2.16		8
Year ended 02/28/21	11.65	0.30	(0.22)	0.08	(0.30)	11.43	0.76	(d)	83,646	1.53	(d)	1.53	(d)	1.45	(d)	2.66	(d)	14
Seven months ended 02/29/20	11.15	0.19	0.48	0.67	(0.17)	11.65	6.07		110,395	1.54	(e)	1.69	(e)	1.54	(e)	2.88	(e)	6
Year ended 07/31/19	10.37	0.39	0.68	1.07	(0.29)	11.15	10.52		110,166	1.57		1.85		1.57		3.64		21
Year ended 07/31/18	10.42	0.34	(0.04)	0.30	(0.35)	10.37	3.07		161,664	1.62		1.83		1.62		3.43		13
Year ended 07/31/17	10.64	0.40	(0.15)	0.25	(0.47)	10.42	2.23		199,497	1.56		1.73		1.56		3.79		20
Class Y
Year ended 02/28/22	11.47	0.36	(0.14)	0.22	(0.38)	11.31	1.87		135,503	0.63		0.63		0.58		3.06		8
Year ended 02/28/21	11.69	0.40	(0.22)	0.18	(0.40)	11.47	1.64		112,953	0.68		0.68		0.60		3.51		14
Seven months ended 02/29/20	11.19	0.25	0.48	0.73	(0.23)	11.69	6.60		84,030	0.64	(e)	0.79	(e)	0.64	(e)	3.78	(e)	6
Year ended 07/31/19	10.40	0.49	0.69	1.18	(0.39)	11.19	11.58		71,769	0.67		0.95		0.67		4.54		21
Year ended 07/31/18	10.45	0.44	(0.05)	0.39	(0.44)	10.40	3.98		49,843	0.72		0.93		0.72		4.33		13
Year ended 07/31/17	10.68	0.47	(0.14)	0.33	(0.56)	10.45	3.14		54,584	0.65		0.82		0.65		4.53		20
Class R6
Year ended 02/28/22	11.46	0.36	(0.14)	0.22	(0.39)	11.29	1.86		1,068	0.55		0.55		0.50		3.14		8
Year ended 02/28/21	11.68	0.40	(0.21)	0.19	(0.41)	11.46	1.70		850	0.61		0.61		0.53		3.58		14
Seven months ended 02/29/20	11.18	0.25	0.48	0.73	(0.23)	11.68	6.63		732	0.62	(e)	0.77	(e)	0.62	(e)	3.83	(e)	6
Period ended 07/31/19(f)	11.05	0.10	0.10	0.20	(0.07)	11.18	1.86		10	0.62	(e)	0.90	(e)	0.62	(e)	4.59	(e)	21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $134,448,765 in connection with the acquisition of Invesco Pennsylvania Tax Free Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A for the year ended February 28, 2022 and 2021, respectively. The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.85% for Class C for the year ended February 28, 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Pennsylvania Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Pennsylvania Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

22                    Invesco Pennsylvania Municipal Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

23                    Invesco Pennsylvania Municipal Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 500 million	0.510%

Next $250 million	0.410%

Next $250 million	0.400%

Next $1 billion	0.380%

Next $3 billion	0.345%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 to 1.50%, 2.15%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.98%, 1.62%, 0.72% and 0.62%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5)

24                    Invesco Pennsylvania Municipal Fund

expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $59,991 in front-end sales commissions from the sale of Class A shares and $3,600 and $6,485 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$-	$866,023,603	$5,080,772	$871,104,375

Other Investments - Assets

Investments Matured	-	1,429,450	-	1,429,450

Total Investments	$-	$867,453,053	$5,080,772	$872,533,825

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $242.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

25                    Invesco Pennsylvania Municipal Fund

NOTE 6–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $9,466,538 and 0.75%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:
	2022	2021

Ordinary income*	$210,405	$154,778

Ordinary income-tax-exempt	26,787,158	25,905,832

Total distributions	$26,997,563	$26,060,610

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2022

Undistributed tax-exempt income	$10,760,940

Net unrealized appreciation – investments	25,867,248

Temporary book/tax differences	(121,228)

Capital loss carryforward	(131,656,161)

Shares of beneficial interest	987,118,723

Total net assets	$891,969,522

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,874,522	$120,781,639	$131,656,161

*  Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $80,681,456 and $63,901,414, respectively. Cost of investments, including any derivatives, on a tax basis includes    the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$55,464,129

Aggregate unrealized (depreciation) of investments	(29,596,881)

Net unrealized appreciation of investments	$25,867,248

Cost of investments for tax purposes is $846,666,577.

26                    Invesco Pennsylvania Municipal Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was decreased by $19,107, undistributed net realized gain (loss) was increased by $26,297 and shares of beneficial interest was decreased by $7,190. Further, as a result of tax deferrals acquired in the reorganization of Invesco Pennsylvania Tax Free Income Fund into the Fund, and . These reclassifications had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	5,420,549	$62,844,073	4,809,805	$54,082,303

Class C	1,747,755	20,212,251	1,468,773	16,530,602

Class Y	3,367,055	39,027,180	2,993,769	33,942,311

Class R6	20,574	238,082	15,031	175,001

Issued as reinvestment of dividends:
Class A	1,079,381	12,483,446	1,056,067	11,855,675

Class C	116,407	1,342,651	148,614	1,658,144

Class Y	208,009	2,407,001	179,885	2,021,395

Class R6	608	7,018	1,028	11,420

Automatic conversion of Class C shares to Class A shares:
Class A	836,207	9,686,810	3,214,147	36,607,149

Class C	(838,510)	(9,686,810)	(3,224,708)	(36,607,149)

Issued in connection with acquisitions:(b)
Class A	-	-	10,930,875	118,411,672

Class C	-	-	726,971	7,851,112

Class Y	-	-	1,100,157	11,924,713

Class R6	-	-	7,821	84,676

Reacquired:
Class A	(6,788,621)	(78,464,782)	(6,932,126)	(77,614,088)

Class C	(851,095)	(9,817,708)	(1,282,778)	(14,281,593)

Class Y	(1,433,517)	(16,590,615)	(1,618,441)	(18,015,741)

Class R6	(773)	(9,002)	(12,403)	(141,046)

Net increase in share activity	2,884,029	$33,679,595	13,582,487	$148,496,556

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Pennsylvania Tax Free Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 12,765,824 shares of the Fund for 8,851,572 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $138,272,173, including $1,207,531 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $663,848,942 and $802,121,115 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$26,959,675

Net realized/unrealized gains (losses)	(18,119,131)

Change in net assets resulting from operations	$8,840,544

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

27                    Invesco Pennsylvania Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Pennsylvania Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pennsylvania Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® Pennsylvania Municipal Fund (subsequently renamed Invesco Pennsylvania Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28                    Invesco Pennsylvania Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have    been higher.

	Beginning Account Value (09/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$983.80	$4.28	$1,020.48	$4.36	0.87%
Class C	1,000.00	981.30	7.52	1,017.21	7.65	1.53
Class Y	1,000.00	985.00	3.10	1,021.67	3.16	0.63
Class R6	1,000.00	986.20	2.71	1,022.07	2.76	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

29                    Invesco Pennsylvania Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.22%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                    Invesco Pennsylvania Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees-(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Pennsylvania Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROPAM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Rochester® AMT-Free New York Municipal Fund

Nasdaq:
A: OPNYX ∎ C: ONYCX ∎ Y: ONYYX ∎ R6: IORNX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
18	Financial Statements
21	Financial Highlights
22	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Fund Expenses
30	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

  For the fiscal year ended February 28, 2022, Class A shares of Invesco Rochester®

  AMT-Free New York Municipal Fund (the Fund), at net asset value (NAV), out-

  performed the S&P Municipal Bond New York 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

  Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.86%
Class C Shares	0.09
Class Y Shares	1.10
Class R6 Shares	1.14
Bloomberg Municipal Bond Index▼*	-0.66
S&P Municipal Bond New York 5+ Year Investment Grade Index▼*	-0.23
U.S. Consumer Price Index∎	7.87
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

  *Effective July 30, 2021 the Fund changed its benchmark from the Bloomberg Municipal Bond Index to the S&P Municipal Bond New York 5+ Year Investment Grade Index. This change was made to better align with the Fund’s risk profile.

Market conditions and your

Fund

The coronavirus (COVID-19) pandemic caused a dramatic and sudden disruption in the New York economy; however, thanks to federal relief funding and a fast recovery in tax collections, in our view the state was able to quickly stabilize its finances. Additionally, New York historically benefits from a robust and wealthy economy, adequate resources and budget flexibility, which also helped mitigate the adverse economic impact and supports Invesco’s stable outlook on the credit. Demonstrating strong management practices, the state quickly identified gap-closing measures to balance fiscal year 2021 and fiscal year 2022 budgets and put aside reserves to offset the phasing out of federal aid. Moderate leverage levels allowed the state to issue debt as an alternative to additional expenditure reductions.

Employment numbers reflect how New York suffered a larger economic impact than most other states; however, recent data indicates significant improvement in the job market led by large gains in the leisure and hospitality sector. New York’s unemployment rate declined from 12.5% in August 2020 to 6.2% in December 2021, while the national average fell from 8.4% to 3.9% during the same period.1 Despite the resurgence of COVID-19 in September 2021, New York’s gross domestic product (GDP) increased 2.3% in the third quarter, with the largest increases seen in the professional services, information and finance, food and accommodation sectors.2 Though we believe the state’s liability profile will likely weaken in the near-term, its pension system is well-funded. Long-term challenges include a negative population trend and pressure from Medicaid spending. Budget officials anticipate fast-growing state-share Medicaid costs, which account for ap-

proximately 22% of the fiscal year 2023 budgeted state operating revenues.3

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global COVID-19 pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.4

The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents — nearly 55 million people — were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population — more than 97 million people — had received at least one dose by that time.5

This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.6 Taxable municipals continued

to play a significant role in this issuance, comprising 26% of total new issuance.6 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.7 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.8 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.4

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.9

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation

2                    Invesco Rochester® AMT-Free New York Municipal Fund

of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection among non-rated† bonds contributed to the Fund’s performance relative to its benchmark, the S&P Municipal Bond New York 5+ Year Investment Grade Index. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in and underweight exposure to the dedicated tax sector contributed to the Fund’s relative performance.

    An underweight allocation to AA-rated† bonds detracted from the Fund’s performance relative to its benchmark during the fiscal year. An overweight exposure to medium duration bonds (10.00-14.99 years specifically) was also detractive from the Fund’s relative results. An overweight allocation to the industrial development revenue/pollution control revenue sector detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and cer-

tain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Rochester® AMT-Free New York Municipal Fund and for sharing our long-term investment horizon.

1	Source: New York Department of Labor, January 20, 2022, https://labor.ny.gov/stats/ pressreleases/pruistat.shtm

2	Source: Bureau of Economic Analysis, US Department of Commerce, December 23, 2021, https://www.bea.gov/news/2021/gross-domestic- product-state-3rd-quarter-2021

3	Source: Fiscal Year 2023 Budget https:// openbudget.ny.gov/historicalFP/fy23/ex/ fy23fp-ex-amend.pdf

4 Source: Bloomberg LP

5 Source: CNN

6 Source: JP Morgan

7 Source: US Federal Reserve

8	Source: Financial Oversight and Management Board for Puerto Rico

9 Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Rochester® AMT-Free New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

*Effective July 30, 2021 the Fund changed its benchmark from the Bloomberg Municipal Bond Index to the S&P Municipal Bond New     York 5+ Year Investment Grade Index. This change was made to better align with the Fund’s risk profile.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Rochester® AMT-Free New York Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (8/16/84)	6.12%
10 Years	3.60
5 Years	3.31
1 Year	-3.43

Class C Shares
Inception (8/29/95)	4.63%
10 Years	3.42
5 Years	3.43
1 Year	-0.89

Class Y Shares
Inception (1/31/11)	5.83%
10 Years	4.30
5 Years	4.46
1 Year	1.10

Class R6 Shares
10 Years	4.15%
5 Years	4.41
1 Year	1.14

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® AMT-Free New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Rochester® AMT-Free New York Municipal Fund

Supplemental Information

Invesco Rochester® AMT-Free New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment-grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Rochester® AMT-Free New York Municipal Fund

Fund Information

Portfolio Composition
By credit sector	% of total investments
Revenue Bonds	95.62%
General Obligation Bonds	3.66
Pre-Refunded Bonds	0.72

Top Five Debt Holdings

		% of total net assets
1.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	2.39%
2.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	2.10
3.	Utility Debt Securitization Authority, Series 2017, RB	2.08
4.	Metropolitan Transportation Authority (Green Bonds), Series 2016 A-1, RB	2.03
5.	New York State Urban Development Corp. (Bidding Group 3), Series 2021, Ref. RB	1.86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7                    Invesco Rochester® AMT-Free New York Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.82%
New York–95.18%
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	$3,105	$2,886,850
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2027	200	228,323
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	224,277
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2024	570	608,482
Brookhaven (Town of), NY Industrial Development Agency (Dowling College Civic Facility); Series 2002, RB(a)(b)	6.75%	11/01/2032	8,755	88
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	215	245,549
Series 2020 B, RB	4.00%	11/01/2055	1,250	1,338,504
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB	5.00%	07/15/2042	4,000	4,440,172
Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2036	640	692,651
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology); Series 2017 A, Ref. RB	5.00%	06/01/2035	160	173,585
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2013, Ref. RB	5.00%	04/01/2022	185	185,393
Series 2013, Ref. RB	5.25%	04/01/2035	4,555	4,633,357
Series 2018, Ref. RB(c)	5.00%	10/01/2038	1,200	1,291,067
Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB	4.00%	07/01/2044	450	500,501
Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(c)	5.00%	12/01/2049	1,360	1,389,685
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	170	195,370
Series 2017, Ref. RB	5.00%	08/01/2036	290	333,012
Series 2017, Ref. RB	5.00%	08/01/2047	600	687,005
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(c)	5.63%	02/01/2039	190	203,564
Series 2019, RB(c)	5.75%	02/01/2049	230	245,470
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2041	650	721,020
Build NYC Resource Corp. (Special Needs Facilities Pooled Program);
Series 2013 A-1, RB	5.25%	07/01/2023	485	481,346
Series 2013 A-1, RB	5.38%	07/01/2028	1,490	1,422,552
Series 2013 A-1, RB	5.75%	07/01/2033	790	751,424
Bushnell’s Basin Fire Association, Inc.; Series 2005 B, RB(d)(e)	5.75%	03/01/2022	210	210,000
Canandaigua & Bristol (Towns of), NY;
Series 2007, GO Bonds	5.00%	12/15/2027	25	25,183
Series 2007, GO Bonds	5.00%	12/15/2028	30	30,210
Series 2007, GO Bonds	5.00%	12/15/2029	30	30,200
Series 2007, GO Bonds	5.00%	12/15/2030	30	30,194
Series 2007, GO Bonds	5.00%	12/15/2031	35	35,222
Series 2007, GO Bonds	5.00%	12/15/2032	35	35,220
Series 2007, GO Bonds	5.00%	12/15/2033	35	35,217
Series 2007, GO Bonds	5.00%	12/15/2034	40	40,249
Series 2007, GO Bonds	5.00%	12/15/2035	40	40,251
Series 2007, GO Bonds	5.00%	12/15/2036	45	45,282
Series 2007, GO Bonds	5.00%	12/15/2037	45	45,281
Series 2007, GO Bonds	5.00%	12/15/2038	50	50,309
Series 2007, GO Bonds	5.00%	12/15/2039	50	50,307
Series 2007, GO Bonds	5.00%	12/15/2040	55	55,334
Series 2007, GO Bonds	5.00%	12/15/2041	55	55,329
Series 2007, GO Bonds	5.00%	12/15/2042	60	60,351
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	100	105,914
Series 2014, RB	5.00%	05/01/2039	100	105,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Deerfield (Town of), NY;
Series 2006, GO Bonds	5.50%	06/15/2022	$15	$15,144
Series 2006, GO Bonds	5.50%	06/15/2023	15	15,122
Series 2006, GO Bonds	5.50%	06/15/2024	15	15,132
Series 2006, GO Bonds	5.50%	06/15/2025	20	20,163
Series 2006, GO Bonds	5.60%	06/15/2026	20	20,151
Series 2006, GO Bonds	5.60%	06/15/2027	20	20,144
Series 2006, GO Bonds	5.60%	06/15/2028	20	20,136
Series 2006, GO Bonds	5.60%	06/15/2029	25	25,166
Series 2006, GO Bonds	5.60%	06/15/2030	25	25,163
Series 2006, GO Bonds	5.60%	06/15/2031	25	25,165
Series 2006, GO Bonds	5.60%	06/15/2032	25	25,165
Series 2006, GO Bonds	5.60%	06/15/2033	30	30,195
Series 2006, GO Bonds	5.60%	06/15/2034	30	30,196
Series 2006, GO Bonds	5.60%	06/15/2035	30	30,195
Series 2006, GO Bonds	5.60%	06/15/2036	35	35,227
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2016 B, RB	5.00%	07/01/2046	12,200	13,688,582
Series 2019 B, Ref. RB	4.00%	07/01/2044	120	128,693
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	300	319,760
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	160	185,749
Series 2017, Ref. RB	5.00%	07/01/2036	160	185,497
Series 2017, Ref. RB	5.00%	07/01/2037	235	272,309
Series 2017, Ref. RB	5.00%	07/01/2042	500	577,944
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2031	75	77,013
Series 2005 A, RB	5.00%	06/01/2038	5,000	5,134,170
Series 2005 D, RB(f)	0.00%	06/01/2055	74,000	6,512,000
Glen Cove Local Economic Assistance Corp. (Garvies Point Public Improvement); Series 2016 B, RB (Acquired 10/21/2016; Cost $4,861,094)(f)(g)	0.00%	01/01/2045	18,750	6,608,919
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-2, RB (Acquired 06/26/2018; Cost $965,000)(c)(g)	5.50%	07/01/2044	965	1,029,014
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(a)(c)	5.88%	01/01/2052	5,000	3,750,000
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(c)	6.80%	12/01/2044	1,640	1,860,808
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	300	319,822
Series 2014, RB	5.00%	07/01/2034	300	318,564
Series 2014, RB	5.00%	07/01/2039	250	264,586
Series 2014, RB	5.00%	07/01/2044	200	210,893
Series 2017, Ref. RB	5.00%	07/01/2029	100	113,848
Series 2017, Ref. RB	5.00%	07/01/2030	80	90,783
Series 2017, Ref. RB	5.00%	07/01/2031	75	84,882
Series 2017, Ref. RB	5.00%	07/01/2032	135	152,675
Series 2017, Ref. RB	5.00%	07/01/2035	135	152,368
Series 2017, Ref. RB	5.00%	07/01/2036	110	124,188
Series 2017, Ref. RB	5.00%	07/01/2038	80	90,076
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB(h)	5.00%	02/15/2045	5,000	5,718,082
Series 2017-XF0551, Revenue Ctfs.(h)	5.00%	02/15/2042	13,500	15,480,057
Series 2018, Revenue Ctfs.(h)	5.00%	02/15/2042	12,265	14,063,919
Hudson Yards Infrastructure Corp. (Green Bonds); Series 2021 A, Ref. RB	4.00%	02/15/2040	5,845	6,689,740
Huntington Local Development Corp.; Series 2016, RB(c)	6.50%	12/01/2046	2,190	2,034,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2039	$1,185	$1,286,225
Series 2014 A, Ref. RB	5.00%	09/01/2044	2,970	3,219,891
Series 2016 B, Ref. RB	5.00%	09/01/2036	1,250	1,423,338
Series 2016, Ref. RB	5.00%	09/01/2035	2,500	2,852,488
Series 2016, Ref. RB	5.00%	09/01/2041	1,680	1,905,962
Series 2017, RB	5.00%	09/01/2042	4,000	4,649,574
Series 2018, RB	5.00%	09/01/2034	5,000	5,990,246
Series 2018, RB	5.00%	09/01/2039	1,000	1,186,008
Series 2021 A, Ref. RB	4.00%	09/01/2038	2,900	3,314,842
Metropolitan Transportation Authority;
Series 2012 D, Ref. RB	5.00%	11/15/2032	350	359,076
Series 2012 H, RB(d)(e)	5.00%	11/15/2022	215	221,422
Series 2012 H, RB	5.00%	11/15/2033	185	189,797
Series 2014 B, RB	5.25%	11/15/2039	900	961,271
Series 2014 B, RB	5.00%	11/15/2044	2,000	2,120,555
Series 2016 B, Ref. RB	5.00%	11/15/2035	2,000	2,241,224
Series 2016 B, Ref. RB	5.00%	11/15/2037	7,000	7,840,538
Series 2016 C-1, RB	5.25%	11/15/2056	2,000	2,255,477
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	15,475	17,251,754
Series 2017 B-1, RB	5.25%	11/15/2057	10,000	11,673,892
Subseries 2017 A-1, RB	5.25%	11/15/2057	2,565	2,894,933
Monroe County Industrial Development Corp. (Monroe Community College);
Series 2014, Ref. RB (INS - AGM)(i)	5.00%	01/15/2028	350	371,575
Series 2014, Ref. RB (INS - AGM)(i)	5.00%	01/15/2029	500	530,317
Series 2014, Ref. RB (INS - AGM)(i)	5.00%	01/15/2038	150	159,773
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2032	1,450	1,489,557
Series 2017, RB	5.00%	12/01/2036	1,400	1,583,604
Series 2017, RB	5.00%	12/01/2046	3,200	3,569,395
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	1,000	1,094,846
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2050	3,000	3,103,234
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	150	150,472
Series 2011, RB	6.00%	06/01/2034	250	250,859
Series 2014 A, RB	5.00%	06/01/2029	100	106,524
Series 2014 A, RB	5.50%	06/01/2034	180	194,363
Series 2014 A, RB	5.00%	06/01/2044	285	305,410
Monroe County Industrial Development Corp. (University of Rochester); Series 2020 A, RB	4.00%	07/01/2050	5,200	5,757,690
Montgomery County Capital Resource Corp.;
Series 2020 A-1, RB	4.95%	07/01/2030	780	722,163
Series 2020 A-2, RB	5.40%	07/01/2050	5,625	4,928,614
Series 2020 B, RB	5.38%	07/01/2025	305	301,211
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	1,000	1,002,342
Series 2016 A, RB	5.00%	11/15/2056	17,000	17,790,884
Nassau (County of), NY;
Series 2018 B, GO Bonds (INS - AGM)(i)	5.00%	07/01/2040	1,060	1,257,747
Series 2018 B, GO Bonds (INS - AGM)(i)	5.00%	07/01/2045	1,490	1,755,126
Series 2018 B, GO Bonds (INS - AGM)(i)	5.00%	07/01/2049	2,235	2,622,748
Nassau (County of), NY Industrial Development Agency; Series 2003 A-C, RB	7.00%	09/01/2028	1,000	1,001,067
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB	5.00%	01/01/2058	3,132	2,619,984
Series 2021, Ref. RB(c)	9.00%	01/01/2041	1,540	1,476,461
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	5.20%	12/01/2037	290	269,838
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2031	2,000	2,021,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	$3,240	$3,334,533
Series 2006 D, RB(f)	0.00%	06/01/2060	60,000	4,106,244
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	3,095	2,678,672
New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2032	350	382,591
Series 2015 A, Ref. RB	5.00%	07/01/2033	565	617,727
Series 2015 A, Ref. RB	5.00%	07/01/2034	450	491,783
Series 2015 A, Ref. RB	5.00%	07/01/2040	200	218,005
Series 2015 A, Ref. RB	5.00%	07/01/2045	225	244,034
New York & New Jersey (States of) Port Authority;
Series 2017, Ref. RB	5.00%	10/15/2047	6,000	6,935,955
Series 2019 217, RB	4.00%	11/01/2049	10,240	11,235,912
Series 2021, Ref. RB	4.00%	07/15/2046	5,900	6,582,242
Two Hundred Fifth Series 2017, Ref. RB(h)	5.25%	11/15/2057	11,300	13,407,712
New York (City of), NY;
Series 1993 F, GO Bonds	6.00%	05/15/2022	45	45,201
Series 1997 C, GO Bonds(d)	5.50%	11/15/2037	15	15,060
Series 2019 B-1, GO Bonds	4.00%	10/01/2040	2,600	2,911,223
Series 2019 B-1, GO Bonds	5.00%	10/01/2043	5,000	5,975,739
Series 2020 AA-1, Ref. RB	4.00%	06/15/2050	10,800	12,050,812
Series 2020 BB-2, Ref. RB	4.00%	06/15/2042	950	1,072,970
Series 2020 D-1, GO Bonds	5.00%	03/01/2038	1,400	1,699,340
Series 2020 GG-1, RB	4.00%	06/15/2050	1,500	1,664,828
Series 2021 F-1, GO Bonds	4.00%	03/01/2047	1,500	1,669,023
Series 2021 F-1, GO Bonds	5.00%	03/01/2050	2,250	2,712,422
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2044	5,000	5,545,448
New York (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	95	90,000
Series 2005 E-2, RB	6.13%	11/01/2035	265	226,431
New York (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	3,540	3,577,063
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.84%) (INS - FGIC)(i)(j)	8.32%	03/01/2022	1,200	1,200,000
Series 2020, Ref. RB	4.00%	03/01/2045	1,300	1,419,946
Series 2020, Ref. RB (INS - AGM)(i)	4.00%	03/01/2045	800	888,525
New York (City of), NY Municipal Water Finance Authority;
Series 2012 FF, RB	5.00%	06/15/2045	1,280	1,296,175
Series 2019 CC-1, RB	4.00%	06/15/2049	1,050	1,159,825
Series 2021 CC-1, RB	4.00%	06/15/2051	12,000	13,439,119
New York (City of), NY Transitional Finance Authority;
Series 2015 S, RB	5.00%	07/15/2034	1,395	1,531,220
Series 2017 C, Ref. RB	5.00%	11/01/2030	920	1,070,454
Series 2017 C, Ref. RB	5.00%	11/01/2032	1,470	1,708,818
Series 2020 C-1, RB	4.00%	05/01/2036	300	341,518
Series 2020 C-1, RB	4.00%	05/01/2037	550	624,559
Series 2020 C-1, RB	4.00%	05/01/2038	600	679,515
Series 2020 C-1, RB	4.00%	05/01/2039	520	587,363
Series 2020 C-1, RB	4.00%	05/01/2040	8,535	9,617,268
Series 2020 C-1, RB	4.00%	05/01/2045	3,375	3,766,049
Series 2020 D, RB	4.00%	11/01/2042	10,000	11,219,887
Series 2020, RB	4.00%	05/01/2043	10,000	11,201,747
Series 2021 E-1, RB	4.00%	02/01/2043	1,000	1,121,588
Subseries 2019 S1B, RB	4.00%	07/15/2041	5,800	6,430,653
Subseries 2019 S1B, RB	4.00%	07/15/2042	5,620	6,216,031
Subseries 2021 S-1, Ref. RB	4.00%	07/15/2037	880	1,005,632
Subseries 2021 S-1, Ref. RB	3.00%	07/15/2039	1,585	1,604,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Trust for Cultural Resources (Juilliard School (The));
Series 2018 A, Ref. RB	5.00%	01/01/2033	$290	$352,141
Series 2018 A, Ref. RB	5.00%	01/01/2034	300	363,354
Series 2018 A, Ref. RB	5.00%	01/01/2037	400	479,710
Series 2018 A, Ref. RB	5.00%	01/01/2038	300	359,015
Series 2018 A, Ref. RB	4.00%	01/01/2039	1,100	1,223,499
New York (City of), NY Trust for Cultural Resources (Wildlife Conservation Society); Series 2013 A, RB(d)(e)	5.00%	08/01/2023	1,000	1,056,225
New York (County of), NY Tobacco Trust V; Series 2005 S-3, RB(f)	0.00%	06/01/2055	84,200	8,439,450
New York (County of), NY Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,085	2,529,512
New York (State of) Dormitory Authority;
Series 2015 A-1, Ref. RB(c)	4.80%	12/01/2023	1,040	1,030,690
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,000	1,127,079
Series 2019 A, RB	4.00%	07/01/2045	1,400	1,572,363
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A-2, Ref. RB(c)	5.35%	12/01/2035	5,985	5,611,847
Series 2015 B-1, Ref. RB(c)	6.18%	12/01/2031	1,790	1,705,820
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	150	152,138
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	70	70,998
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	70	70,998
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	150	152,138
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	4.75%	07/01/2039	1,250	1,224,027
Series 2012 B, RB	5.00%	07/01/2032	125	126,379
Series 2012 B, RB	4.75%	07/01/2039	300	293,766
New York (State of) Dormitory Authority (Cornell University) (Green Bonds); Series 2019, RB	5.00%	07/01/2035	2,255	3,077,043
New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, RB(d)	5.00%	07/01/2034	50	50,713
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.);
Series 2007, RB (INS - NATL)(i)	5.25%	07/01/2027	6,425	7,107,460
Series 2007, RB (INS - NATL)(i)	5.25%	07/01/2028	3,765	4,192,211
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	100	107,989
Series 2016 A, Ref. RB	5.00%	07/01/2041	765	861,350
Series 2020, RB	4.00%	07/01/2046	2,000	2,193,979
New York (State of) Dormitory Authority (Iona College); Series 2012 A, RB(d)	5.00%	07/01/2032	250	253,564
New York (State of) Dormitory Authority (Long Island University); Series 2012, RB(d)(e)	5.00%	09/01/2022	3,200	3,267,320
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2034	415	477,997
Series 2018 A, Ref. RB	5.00%	08/01/2035	480	552,420
Series 2020 A, Ref. RB	4.00%	09/01/2050	700	751,930
New York (State of) Dormitory Authority (New School (The));
Series 2011, Ref. RB	5.00%	07/01/2031	775	777,237
Series 2015, Ref. RB(d)(e)	5.00%	07/01/2025	30	33,518
Series 2015, Ref. RB	5.00%	07/01/2040	370	407,318
Series 2016 A, Ref. RB	5.00%	07/01/2035	1,855	2,124,448
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,915	2,191,842
Series 2016 A, Ref. RB	5.00%	07/01/2037	1,265	1,447,195
Series 2016 A, Ref. RB	5.00%	07/01/2041	595	679,670
Series 2016 A, Ref. RB	5.00%	07/01/2046	6,650	7,550,591
New York (State of) Dormitory Authority (New York University);
Series 2015 A, Ref. RB	5.00%	07/01/2045	1,110	1,218,091
Series 2016 A, RB	5.00%	07/01/2035	5,000	5,697,516
Series 2019 A, RB	5.00%	07/01/2042	740	903,643
Series 2019 A, RB	5.00%	07/01/2049	4,460	5,397,698
Series 2021 A, Ref. RB	3.00%	07/01/2041	1,215	1,238,599
Series 2021 A, Ref. RB	4.00%	07/01/2046	1,150	1,300,805
Series 2021 A, Ref. RB	5.00%	07/01/2051	2,750	3,372,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group); Series 2009, RB	5.00%	05/01/2039	$1,000	$1,006,649
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2028	645	698,275
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(c)	5.00%	12/01/2029	600	694,890
Series 2017, Ref. RB(c)	5.00%	12/01/2030	400	462,053
Series 2017, Ref. RB(c)	5.00%	12/01/2032	300	345,317
Series 2017, Ref. RB(c)	5.00%	12/01/2033	300	345,103
Series 2017, Ref. RB(c)	5.00%	12/01/2035	300	344,321
Series 2017, Ref. RB(c)	5.00%	12/01/2036	200	229,381
Series 2017, Ref. RB(c)	5.00%	12/01/2037	200	229,338
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(k)	5.00%	11/01/2026	325	331,272
New York (State of) Dormitory Authority (Pratt Institute); Series 2016, Ref. RB	5.00%	07/01/2046	500	568,795
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	830	917,839
Series 2019 A, RB	5.00%	07/01/2049	800	951,327
New York (State of) Dormitory Authority (Rockefeller University); Series 2019 C, Ref. RB	4.00%	07/01/2049	3,150	3,533,627
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds); Series 2019 B, RB	5.00%	07/01/2050	1,800	2,160,777
New York (State of) Dormitory Authority (St. John’s University);
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	200	202,885
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	50	50,721
Series 2012, RB(d)(e)	5.00%	07/01/2022	5	5,072
Series 2012, RB	5.00%	07/01/2030	1,015	1,025,968
Series 2015 A, Ref. RB	5.00%	07/01/2034	100	110,270
New York (State of) Dormitory Authority (State University Educational Facilities); Series 2012, RB	5.00%	05/15/2030	1,000	1,008,874
New York (State of) Dormitory Authority (State University of New York); Series 2019 A, RB	4.00%	07/01/2049	850	931,185
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(c)	5.50%	12/01/2047	3,030	2,601,916
Series 2017 A-2, RB(c)	5.38%	09/01/2050	4,800	4,301,365
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,425,000)(c)(g)	5.38%	10/01/2042	1,425	1,332,924
New York (State of) Dormitory Authority (Yeshiva University);
Series 2009, RB	5.00%	09/01/2038	4,330	4,333,221
Series 2011 A, RB	5.00%	11/01/2031	1,110	1,111,154
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2050	3,750	4,161,273
Series 2020 A, Ref. RB	4.00%	11/15/2055	3,300	3,649,068
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2033	190	221,815
Series 2018 L, Ref. RB	5.00%	01/01/2034	340	396,461
Series 2018 L, Ref. RB	5.00%	01/01/2035	385	447,888
Series 2019 B, RB	4.00%	01/01/2045	10,000	10,886,915
Series 2019 B, RB	4.00%	01/01/2050	12,000	13,004,338
Series 2021 O, Ref. RB	4.00%	01/01/2044	3,280	3,656,563
Series 2021 O, Ref. RB	4.00%	01/01/2047	3,025	3,353,131
New York City Health and Hospitals Corp.; Series 2021 A, Ref. RB	4.00%	02/15/2045	500	565,233
New York City Housing Development Corp.; Series 1999 E, RB	6.25%	05/01/2036	5	5,016
New York Counties Tobacco Trust I; Series 2000 A, RB	6.50%	06/01/2035	1,020	1,020,872
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	1,170	1,174,362
Series 2001, RB	5.75%	06/01/2043	15	15,022
New York Counties Tobacco Trust IV; Series 2005 A, RB	5.00%	06/01/2038	850	862,865
New York Counties Tobacco Trust V; Series 2005 S4B, RB(c)(f)	0.00%	06/01/2060	155,400	6,487,764
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	12,545	13,355,760
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,430	2,685,753
Series 2016 A - 2, Ref. RB	5.00%	06/01/2051	1,125	1,214,048
New York Liberty Development Corp.; Series 2021 1WTC, Ref. RB	2.75%	02/15/2044	10,000	9,285,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	$15,580	$20,328,433
Series 2007, RB	5.50%	10/01/2037	5,025	6,868,427
New York State Urban Development Corp.;
Series 2020 A, RB	4.00%	03/15/2045	4,000	4,450,902
Series 2020 A, RB	4.00%	03/15/2049	5,000	5,535,901
New York State Urban Development Corp. (Bidding Group 3);
Series 2021, Ref. RB	4.00%	03/15/2046	5,000	5,614,271
Series 2021, Ref. RB	4.00%	03/15/2047	14,065	15,771,442
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	5.00%	12/01/2037	1,500	1,759,800
Niagara Area Development Corp. (Niagara University);
Series 2012 A, RB(d)(e)	5.00%	05/01/2022	100	100,720
Series 2012 A, RB(d)(e)	5.00%	05/01/2022	150	151,080
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(i)	4.00%	12/01/2038	180	201,819
Series 2019, Ref. RB (INS - AGM)(i)	4.00%	12/01/2049	580	639,960
Onondaga (County of), NY Industrial Development Agency (Salina Free Library); Series 2002 A, RB	5.50%	12/01/2022	55	55,191
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	280	315,295
Series 2017, Ref. RB	5.00%	05/01/2034	200	224,694
Series 2017, Ref. RB	5.00%	05/01/2037	250	279,194
Series 2017, Ref. RB	5.00%	05/01/2040	150	166,596
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2041	900	1,007,156
Series 2019, Ref. RB	5.00%	12/01/2043	1,850	2,232,920
Series 2019, Ref. RB	5.00%	12/01/2045	2,650	3,187,565
Series 2019, Ref. RB	4.00%	12/01/2047	1,500	1,658,863
Series 2019, Ref. RB	4.00%	12/01/2049	1,675	1,849,403
Onondaga Civic Development Corp.;
Series 2015, Ref. RB	5.00%	10/01/2030	1,060	1,109,769
Series 2015, Ref. RB	5.00%	10/01/2040	2,345	2,420,061
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	725	724,906
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	850	858,237
Series 2001, RB	5.75%	08/15/2043	3,160	3,190,637
Schenectady Metroplex Development Authority; Series 2014 A, RB (INS - AGM)(i)	5.50%	08/01/2033	1,000	1,061,767
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University); Series 2012 A, RB(d)(e)	5.00%	03/01/2022	240	240,000
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2030	225	231,399
Series 2012, RB	5.00%	07/01/2031	230	236,587
Series 2012, RB	5.00%	07/01/2032	815	838,507
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	260	261,088
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-2, RB(c)	5.35%	11/01/2049	8,220	8,452,323
Series 2016 B-2, RB(c)	5.35%	11/01/2049	1,175	1,208,209
Series 2016 C-2, RB(c)	5.35%	11/01/2049	1,160	1,192,785
Series 2016 D-2, RB(c)	5.35%	11/01/2049	760	781,480
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(a)	5.00%	07/01/2032	330	169,950
Series 2013 A, RB(a)	5.00%	07/01/2038	2,785	1,434,275
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB	5.00%	11/15/2030	$400	$411,295
Series 2013 A, Ref. RB	5.00%	11/15/2029	300	313,624
Series 2016 A, Ref. RB	5.00%	11/15/2046	1,260	1,410,456
Series 2017 A, RB	5.00%	11/15/2038	300	349,849
Series 2017 A, RB	5.00%	11/15/2047	1,000	1,155,898
Series 2017 B, Ref. RB	5.00%	11/15/2032	875	1,022,296
Series 2017 B, Ref. RB	5.00%	11/15/2033	900	1,050,037
Series 2017 B, Ref. RB	5.00%	11/15/2034	575	671,169
Series 2017 B, Ref. RB	5.00%	11/15/2037	2,500	2,916,768
Series 2017 B, Ref. RB	5.00%	11/15/2038	1,900	2,215,712
Series 2021 A - 1, Ref. RB	4.00%	05/15/2046	1,950	2,185,485
Series 2021 A - 1, Ref. RB	5.00%	05/15/2051	9,625	11,714,115
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 C, RB	4.00%	11/15/2042	3,500	3,992,038
Series 2019 C, RB	4.00%	11/15/2043	3,500	3,983,508
Series 2020 A, RB	4.00%	11/15/2054	2,900	3,209,156
Series 2020 A, RB	5.00%	11/15/2054	700	843,885
Series 2021 A, RB	5.00%	11/15/2056	2,200	2,673,454
Series 2022 A, Ref. RB	4.00%	05/15/2051	2,500	2,816,203
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	8,000	8,441,826
Series 2017 A, Ref. RB	5.00%	06/01/2030	3,275	3,721,370
Series 2017 A, Ref. RB	5.00%	06/01/2034	5,000	5,627,872
Series 2017 A, Ref. RB	5.00%	06/01/2035	3,000	3,372,468
Series 2017 A, Ref. RB	5.00%	06/01/2036	3,000	3,366,855
Utility Debt Securitization Authority;
Series 2017, RB	5.00%	12/15/2038	8,460	9,950,929
Series 2017, RB	5.00%	12/15/2040	15,000	17,616,438
Westchester County Healthcare Corp.;
Series 2010 B, RB	6.13%	11/01/2037	325	326,281
Series 2014 A, RB	5.00%	11/01/2044	2,303	2,477,175
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(c)	5.00%	06/01/2030	500	487,761
Westchester Local Development Corp. (Westchester Medical Center Obligated Group);
Series 2016, Ref. RB	5.00%	11/01/2029	1,000	1,117,094
Series 2016, Ref. RB	5.00%	11/01/2032	1,500	1,667,441
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.00%	06/01/2045	7,050	7,219,278
Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(c)	4.13%	12/01/2041	715	668,547
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	463,277
Series 2019 A, RB	5.00%	10/15/2049	640	696,994
				807,882,540

Puerto Rico–7.50%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	185	189,889
Series 2002, RB	5.50%	05/15/2039	3,455	3,545,676
Series 2002, RB	5.63%	05/15/2043	9,700	9,883,817
Series 2005 A, RB(f)	0.00%	05/15/2050	6,300	1,038,061
Puerto Rico (Commonwealth of);
Series 2007 A, GO Bonds (INS - AGC)(i)	5.00%	07/01/2024	75	75,072
Series 2007 A, GO Bonds(a)	5.13%	07/01/2028	3,120	3,092,700
Series 2011 E, Ref. GO Bonds(a)	5.63%	07/01/2033	1,500	1,490,625
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.13%	07/01/2024	4,540	4,866,917
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB (INS - SGI)(i)	5.00%	07/01/2027	1,000	1,004,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 1998 A, RB(a)	5.00%	07/01/2038	$5	$3,013
Series 2003 AA-2, Ref. RB(a)	5.30%	07/02/2035	1,000	1,152,500
Series 2003, RB(a)	5.00%	07/03/2028	355	58,577
Series 2005 K, RB(a)	5.00%	07/01/2030	7,405	4,461,513
Series 2007 CC, Ref. RB(a)	5.50%	07/01/2030	2,150	2,477,874
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 1995 A, RB	5.63%	07/01/2022	145	145,000
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	1,100	1,105,500
Series 2012, Ref. RB	5.13%	04/01/2032	130	132,048
Series 2012, Ref. RB	5.38%	04/01/2042	190	193,325
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority;
Series 2012, Ref. RB	5.00%	10/01/2031	100	101,621
Series 2012, Ref. RB	5.00%	10/01/2042	150	152,625
Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 A, RB (INS - FGIC)(i)(l)	5.50%	07/01/2024	725	712,313
Series 2005 A, RB (INS - FGIC)(a)(f)(i)	0.00%	07/01/2030	4,600	2,724,273
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2004 S-1, RB(a)	5.25%	07/01/2029	810	897,075
Series 2009 P, Ref. RB(a)	6.75%	07/01/2036	3,500	4,020,625
Series 2011 S, RB(a)	6.00%	07/01/2041	235	262,906
Puerto Rico Public Finance Corp.; Series 2011 B, RB(a)	5.50%	08/01/2031	4,055	233,166
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	475	513,446
Series 2018 A-1, RB	4.55%	07/01/2040	199	220,456
Series 2018 A-1, RB(f)	0.00%	07/01/2046	9,897	3,215,150
Series 2018 A-1, RB	4.75%	07/01/2053	1,455	1,609,150
Series 2018 A-1, RB	5.00%	07/01/2058	6,182	6,932,816
Series 2019 A-2, RB	4.54%	07/01/2053	71	77,650
Series 2019 A-2, RB	4.78%	07/01/2058	953	1,054,008
Series 2019 A-2B, RB	4.55%	07/01/2040	1,898	2,102,641
University of Puerto Rico;
Series 2006 Q, RB	5.00%	06/01/2025	1,000	990,000
Series 2006 Q, RB	5.00%	06/01/2030	3,000	2,947,500
				63,683,695

Guam–0.11%
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(i)	5.00%	10/01/2023	210	214,436
Series 2012 A, Ref. RB (INS - AGM)(i)	5.00%	10/01/2024	260	265,328
Series 2012 A, Ref. RB (INS - AGM)(i)	5.00%	10/01/2030	470	479,905
				959,669

Northern Mariana Islands–0.03%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds	5.00%	10/01/2022	245	244,491
Total Municipal Obligations (Cost $869,105,134)				872,770,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Rochester® AMT-Free New York Municipal Fund

	Shares	Value
Common Stocks & Other Equity Interests–0.46%
New York–0.46%
CMS Liquidating Trust; (Cost $9,920,000)(b)(m)	3,100	$3,875,000
TOTAL INVESTMENTS IN SECURITIES(n)–103.28% (Cost $879,025,134)		876,645,395
FLOATING RATE NOTE OBLIGATIONS-(3.18)% Notes with interest and fee rates ranging from 0.74% to 0.76% at 02/28/2022 and contractual maturities of collateral ranging from 02/15/2042 to 11/15/2057 (See Note 1K)(o)		(27,005,000)
BORROWINGS-(1.04)%		(8,800,000)
OTHER ASSETS LESS LIABILITIES-0.94%		7,998,074
NET ASSETS-100.00%		$848,838,469

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
CPI	- Consumer Price Index
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
GO	- General Obligation
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
SGI	- Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $26,229,160, which represented 3.09% of the Fund’s Net Assets.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $51,794,854, which represented 6.10% of the Fund’s Net Assets.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Zero coupon bond issued at a discount.
(g)	Restricted security. The aggregate value of these securities at February 28, 2022 was $8,970,857, which represented 1.06% of the Fund’s Net Assets.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(i)	Principal and/or interest payments are secured by the bond insurance company listed.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Non-income producing security.
(n)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $48,669,770 are held by TOB Trusts and serve as collateral for the $27,005,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $879,025,134)	$876,645,395

Receivable for: Investments sold	230,000

Fund shares sold	342,771

Interest	9,091,895

Investments matured, at value (Cost $1,127,676)	487,426

Investment for trustee deferred compensation and retirement plans	84,541

Other assets	238,148

Total assets	887,120,176

Liabilities:
Floating rate note obligations	27,005,000

Payable for: Borrowings	8,800,000

Dividends	803,407

Fund shares reacquired	846,208

Amount due custodian	270,779

Accrued fees to affiliates	348,290

Accrued interest expense	2,804

Accrued trustees’ and officers’ fees and benefits	47,207

Accrued other operating expenses	73,471

Trustee deferred compensation and retirement plans	84,541

Total liabilities	38,281,707

Net assets applicable to shares outstanding	$848,838,469

Net assets consist of:
Shares of beneficial interest	$948,936,460

Distributable earnings (loss)	(100,097,991)

$848,838,469

Net Assets:
Class A	$727,822,514

Class C	$21,840,224

Class Y	$99,165,779

Class R6	$9,952

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	62,136,639

Class C	1,863,854

Class Y	8,454,168

Class R6	849

Class A: Net asset value per share	$11.71

Maximum offering price per share (Net asset value of $11.71 ÷ 95.75%)	$12.23

Class C: Net asset value and offering price per share	$11.72

Class Y: Net asset value and offering price per share	$11.73

Class R6: Net asset value and offering price per share	$11.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$29,974,504

Expenses:
Advisory fees	4,321,422

Administrative services fees	124,838

Custodian fees	3,887

Distribution fees:
Class A	1,819,934

Class C	250,030

Interest, facilities and maintenance fees	582,388

Transfer agent fees – A, C and Y	477,578

Transfer agent fees – R6	4

Trustees’ and officers’ fees and benefits	42,007

Registration and filing fees	64,559

Professional services fees	125,118

Other	(8,051)

Total expenses	7,803,714

Less: Expense offset arrangement(s)	(192)

Net expenses	7,803,522

Net investment income	22,170,982

Realized and unrealized gain (loss) from:
Net realized gain from unaffiliated investment securities	192,441

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(13,946,009)

Net realized and unrealized gain (loss)	(13,753,568)

Net increase in net assets resulting from operations	$8,417,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$22,170,982	$25,098,724

Net realized gain	192,441	6,056,942

Change in net unrealized appreciation (depreciation)	(13,946,009)	(43,366,155)

Net increase (decrease) in net assets resulting from operations	8,417,414	(12,210,489)

Distributions to shareholders from distributable earnings:
Class A	(21,481,328)	(22,872,728)

Class C	(508,146)	(874,074)

Class Y	(2,992,711)	(2,649,600)

Class R6	(317)	(1,302)

Total distributions from distributable earnings	(24,982,502)	(26,397,704)

Share transactions–net:
Class A	(25,312,850)	(27,216,830)

Class C	(3,883,026)	(21,758,434)

Class Y	15,209,324	5,447,718

Class R6	—	(60,807)

Net increase (decrease) in net assets resulting from share transactions	(13,986,552)	(43,588,353)

Net increase (decrease) in net assets	(30,551,640)	(82,196,546)

Net assets:
Beginning of year	879,390,109	961,586,655

End of year	$848,838,469	$879,390,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Rochester® AMT-Free New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$11.94	$0.30	$(0.19)	$0.11	$(0.34)	$11.71	0.86	%(d)	$727,823	0.88	%(d)	0.88	%(d)	0.81	%(d)	2.48	%(d)	10%
Year ended 02/28/21	12.41	0.34	(0.45)	(0.11)	(0.36)	11.94	(0.81	)(d)	767,102	0.95	(d)	0.97	(d)	0.83	(d)	2.89	(d)	15
Five months ended 02/29/20	12.03	0.15	0.38	0.53	(0.15)	12.41	4.43		827,596	1.02	(e)	1.02	(e)	0.83	(e)	2.98	(e)	11
Year ended 09/30/19	11.26	0.45	0.67	1.12	(0.35)	12.03	10.11		807,767	1.17		1.17		0.85		3.86		15
Year ended 09/30/18	11.11	0.39	0.09	0.48	(0.33)	11.26	4.46		739,216	1.28		1.28		0.92		3.58		15
Year ended 09/30/17	11.52	0.39	(0.38)	0.01	(0.42)	11.11	0.08		872,008	1.01		1.01		0.82		3.52		47
Class C
Year ended 02/28/22	11.95	0.21	(0.19)	0.02	(0.25)	11.72	0.09		21,840	1.64		1.64		1.57		1.72		10
Year ended 02/28/21	12.42	0.25	(0.45)	(0.20)	(0.27)	11.95	(1.54)		26,100	1.71		1.74		1.59		2.13		15
Five months ended 02/29/20	12.04	0.11	0.38	0.49	(0.11)	12.42	4.09		50,011	1.78	(e)	1.78	(e)	1.59	(e)	2.22	(e)	11
Year ended 09/30/19	11.26	0.36	0.68	1.04	(0.26)	12.04	9.36		51,593	1.94		1.94		1.62		3.09		15
Year ended 09/30/18	11.12	0.31	0.08	0.39	(0.25)	11.26	3.57		84,896	2.05		2.05		1.69		2.81		15
Year ended 09/30/17	11.53	0.31	(0.39)	(0.08)	(0.33)	11.12	(0.68)		104,010	1.78		1.78		1.59		2.78		47
Class Y
Year ended 02/28/22	11.96	0.33	(0.19)	0.14	(0.37)	11.73	1.10		99,166	0.64		0.64		0.57		2.72		10
Year ended 02/28/21	12.43	0.37	(0.45)	(0.08)	(0.39)	11.96	(0.57)		86,177	0.71		0.73		0.59		3.13		15
Five months ended 02/29/20	12.05	0.16	0.38	0.54	(0.16)	12.43	4.52		83,905	0.78	(e)	0.78	(e)	0.59	(e)	3.22	(e)	11
Year ended 09/30/19	11.27	0.47	0.68	1.15	(0.37)	12.05	10.45		72,698	0.93		0.93		0.61		4.09		15
Year ended 09/30/18	11.13	0.42	0.08	0.50	(0.36)	11.27	4.61		59,045	1.05		1.05		0.69		3.82		15
Year ended 09/30/17	11.54	0.41	(0.38)	0.03	(0.44)	11.13	0.32		69,378	0.78		0.78		0.59		3.69		47
Class R6
Year ended 02/28/22	11.96	0.33	(0.20)	0.13	(0.37)	11.72	1.05		10	0.62		0.62		0.56		2.74		10
Year ended 02/28/21	12.41	0.38	(0.43)	(0.05)	(0.40)	11.96	(0.31)		10	0.62		0.72		0.49		3.22		15
Five months ended 02/29/20	12.03	0.17	0.38	0.55	(0.17)	12.41	4.56		74	0.68	(e)	0.78	(e)	0.59	(e)	3.32	(e)	11
Period ended 09/30/19(f)	11.78	0.18	0.20	0.38	(0.13)	12.03	3.25		10	0.81	(e)	0.87	(e)	0.55	(e)	4.20	(e)	15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A for the years ended February 28, 2022 and 2021, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Rochester® AMT-Free New York Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Rochester® AMT-Free New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

22                    Invesco Rochester® AMT-Free New York Municipal Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

23                    Invesco Rochester® AMT-Free New York Municipal Fund

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.83%, 1.59%, 0.59% and 0.49%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be

24                    Invesco Rochester® AMT-Free New York Municipal Fund

paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $22,310 in front-end sales commissions from the sale of Class A shares and $332 and $418 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Obligations	$–	$872,770,307	$ 88	$872,770,395

Common Stocks & Other Equity Interests	–	–	3,875,000	3,875,000

Total Investments in Securities	–	872,770,307	3,875,088	876,645,395

Other Investments - Assets

Investments Matured	–	487,425	1	487,426

Total Investments	$–	$873,257,732	$3,875,089	$877,132,821

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $192.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $1,092,877 with an average interest rate of 0.13%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

25                    Invesco Rochester® AMT-Free New York Municipal Fund

      Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $26,920,000 and 0.66%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:
	2022	2021
Ordinary income*	$419,991	$35,111
Ordinary income-tax-exempt	24,562,511	26,362,593
Total distributions	$24,982,502	$26,397,704

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$15,341,388

Net unrealized appreciation (depreciation) – investments	(8,665,053)

Temporary book/tax differences	(118,385)

Capital loss carryforward	(106,655,941)

Shares of beneficial interest	948,936,460

Total net assets	$848,838,469

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, defaulted bonds, dirt bonds and grantor trusts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$28,346,457	$78,309,484	$106,655,941

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $86,786,559 and $103,299,520,

respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$33,868,451

Aggregate unrealized (depreciation) of investments	(42,533,504)

Net unrealized appreciation (depreciation) of investments	$(8,665,053)

Cost of investments for tax purposes is $885,797,874.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and defaulted bonds, on February 28, 2022, undistributed net investment income was increased by $1,831,790, undistributed net realized gain (loss) was decreased by $1,822,496 and shares of beneficial interest was decreased by $9,294. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	2,249,524	$27,442,084	2,489,460	$29,250,856

Class C	257,799	3,156,763	155,368	1,825,903

Class Y	2,234,458	27,166,393	1,805,419	21,220,791

26                    Invesco Rochester® AMT-Free New York Municipal Fund

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	1,033,123	$12,550,837	1,161,740	$13,523,135

Class C	29,982	364,465	48,354	561,065

Class Y	149,767	1,821,576	133,721	1,559,794

Class R6	-	-	76	862

Automatic conversion of Class C shares to Class A shares:
Class A	346,576	4,219,938	1,430,514	16,991,009

Class C	(346,452)	(4,219,938)	(1,429,612)	(16,991,009)

Reacquired:
Class A	(5,720,318)	(69,525,709)	(7,548,187)	(86,981,830)

Class C	(261,973)	(3,184,316)	(617,502)	(7,154,393)

Class Y	(1,135,216)	(13,778,645)	(1,486,507)	(17,332,867)

Class R6	-	-	(5,212)	(61,669)

Net increase (decrease) in share activity	(1,162,730)	$(13,986,552)	(3,862,368)	$(43,588,353)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

27                    Invesco Rochester® AMT-Free New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® AMT-Free New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® AMT-Free New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the five months ended February 29, 2020 and the year ended September 30, 2019 for Class A, Class C and Class Y

For each of the two years in the period ended February 28, 2022, the five months ended February 29, 2020 and the period May 24, 2019 (commencement date) through September 30, 2019 for Class R6

The financial statements of Oppenheimer Rochester® AMT-Free New York Municipal Fund (subsequently renamed Invesco Rochester® AMT-Free New York Municipal Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28                    Invesco Rochester® AMT-Free New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/21)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$967.20	$4.24	$1,020.48	$4.36	0.87%
Class C	1,000.00	963.50	7.94	1,016.71	8.15	1.63
Class Y	1,000.00	968.40	3.07	1,021.67	3.16	0.63
Class R6	1,000.00	968.60	3.17	1,021.57	3.26	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

29                    Invesco Rochester® AMT-Free New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.32%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

1  Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                     Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris -1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief LegalOfficer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                     Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                     Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Rochester® AMT-Free New York Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFNYM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Rochester® Limited Term New York Municipal Fund

Nasdaq:

A: LTNYX ∎ C: LTNCX ∎ Y: LTBYX ∎ R6: IORMX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

23	Financial Statements

26	Financial Highlights

27	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Fund Expenses

35	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Rochester® Limited Term New York Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond 2-17 Years Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.74%
Class C Shares	0.31
Class Y Shares	1.33
Class R6 Shares	1.36
Bloomberg Municipal 5 Year (4-6 Year) Bond Index▼*	-1.74
S&P Municipal Bond 2-17 Years Investment Grade Index▼*	-1.06
S&P Municipal New York Investment Grade 4-7 Years Bond Index▼	-1.52

Source(s): ▼RIMES Technologies Corp.

* Effective February 9, 2022, the Fund elected to use the S&P Municipal Bond 2-17 Years Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal 5 Year (4-6 Year) Bond Index because the Fund believes the S&P Municipal Bond 2-17 Years Investment Grade Index is a more appropriate broad measure of Fund performance.

Market conditions and your Fund

The coronavirus (COVID-19) pandemic caused a dramatic and sudden disruption in the New York economy; however, thanks to federal relief funding and a fast recovery in tax collections, in our view the state was able to quickly stabilize its finances. Additionally, New York historically benefits from a robust and wealthy economy, adequate resources and budget flexibility, which also helped mitigate the adverse economic impact and supports Invesco’s stable outlook on the credit. Demonstrating strong management practices, the state quickly identified gap-closing measures to balance fiscal year 2021 and fiscal year 2022 budgets and put aside reserves to offset the phasing out of federal aid. Moderate leverage levels allowed the state to issue debt as an alternative to additional expenditure reductions.

    Employment numbers reflect how New York suffered a larger economic impact from the COVID-19 pandemic than most other states; however, recent data indicates significant improvement in the job market led by large gains in the leisure and hospitality sector. New York’s unemployment rate declined from 12.5% in August 2020 to 6.2% in December 2021, while the national average fell from 8.4% to 3.9% during the same period.1 Despite the resurgence of COVID-19 in September 2021, New York’s gross domestic product (GDP) increased 2.3% in the third quarter, with the largest increases seen in the professional services, information and finance, food and accommodation sectors.2 Though we believe the state’s liability profile will likely weaken in the near term, its pension system is well-funded. Long term challenges include a negative population trend and pressure from Medicaid spending. Budget officials anticipate fast growing state-share Medicaid costs, which account for approximately 22% of fiscal year 2023 budgeted state operating revenues.3

    The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global COVID-19 pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.4

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.5

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.6 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.6 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.7 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.8 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Ri-co’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.4

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.9

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

2	Invesco Rochester® Limited Term New York Municipal Fund

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US –imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection and an overweight allocation to non-rated† bonds contributed to the Fund’s performance relative to its benchmark, the S&P Municipal New York Investment Grade 4-7 Years Bond Index. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in and underweight exposure to the dedicated tax sector contributed to the Fund’s relative performance.

    Security selection among bonds with 6.00-6.99 years in duration detracted from the Fund’s performance relative to its benchmark during the fiscal year. An overweight exposure to 4.00-4.49% coupon bonds also detracted from the Fund’s relative return. An overweight allocation to the life care sector slightly detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage might provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Rochester® Limited Term New York Municipal Fund and for sharing our long-term investment horizon.

1	Source: New York Department of Labor, January 20, 2022, https://labor.ny.gov/stats/pressreleases/pruistat.shtm

2	Source: Bureau of Economic Analysis, US Department of Commerce, December 23, 2021, https://www.bea.gov/news/2021/gross-domestic-product-state-3rd-quarter-2021

3	Source: Fiscal Year 2023 Budget https://openbudget.ny.gov/historicalFP/fy23/ex/fy23fp-ex-amend.pdf

4	Source: Bloomberg LP

5	Source: CNN

6	Source: JP Morgan

7	Source: US Federal Reserve

8	Source: Financial Oversight and Management Board for Puerto Rico

9	Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rochester® Limited Term New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

*Effective February 9, 2022, the Fund elected to use the S&P Municipal Bond 2-17 Years Investment Grade Index to represent its broad measure of market performance rather than the Bloomberg Municipal 5 Year (4-6 Year) Bond Index because the Fund believes the S&P Municipal Bond 2-17 Years Investment Grade Index is a more appropriate broad measure of Fund performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® Limited Term New York Municipal Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (9/18/91)	4.27%
10 Years	1.87
5 Years	2.53
1 Year	-1.84

Class C Shares
Inception (5/1/97)	3.50%
10 Years	1.51
5 Years	2.39
1 Year	-0.68

Class Y Shares
Inception (3/30/11)	3.16%
10 Years	2.42
5 Years	3.40
1 Year	1.33

Class R6 Shares
10 Years	2.26%
5 Years	3.31
1 Year	1.36

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® Limited Term New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® Limited Term New York Municipal Fund

Supplemental Information

Invesco Rochester® Limited Term New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Municipal 5 Year (4-6) Year Bond Index is an unmanaged index of fixed-rate, investment-grade municipal securities with maturities of four to six years.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎

The S&P Municipal New York Investment Grade 4-7 Years Bond Index consists of bonds issued in the State of New York with maturities between four and seven years that are rated at least BBB- by S&P Global Ratings, Baa3 by Moody’s or BBB- by Fitch Ratings.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® Limited Term New York Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	86.01%

General Obligation Bonds	10.80

Pre-Refunded Bonds	3.19

Top Five Debt Holdings

		% of total net assets

1.	Children’s Trust Fund, Series 2002, RB	2.05%

2.	Erie Tobacco Asset Securitization Corp., Series 2005 A, RB	1.58

3.	New York (City of), NY, Series 2013 E, GO Bonds	1.54

4.	New York (City of), NY, Series 2013 D, GO Bonds	1.41

5.	New York (City of), NY, Series 2013 D, GO Bonds	1.24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Rochester® Limited Term New York Municipal Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-99.24%
New York-88.11%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2035	$745	$ 886,224
Series 2018 A, RB	5.00%	12/15/2036	780	927,007
Series 2018 A, RB	5.00%	12/15/2037	820	974,357
Series 2018 A, RB	5.00%	12/15/2038	500	593,209
Series 2018 B, RB(a)	5.00%	12/15/2030	240	281,760
Series 2018 B, RB(a)	5.00%	12/15/2031	300	352,282
Series 2018 B, RB(a)	5.00%	12/15/2032	320	374,934
Albany Capital Resource Corp. (Albany Law School of Union University);
Series 2017 A, Ref. RB	5.00%	07/01/2029	1,500	1,689,231
Series 2017 A, Ref. RB	5.00%	07/01/2031	1,520	1,700,874
Albany Capital Resource Corp. (Brighter Choice Elementary);
Series 2021, RB	3.25%	04/01/2023	345	342,651
Series 2021, Ref. RB	3.25%	04/01/2031	6,185	6,347,917
Albany Capital Resource Corp. (College of Siant Rose (The)); Series 2021, Ref. RB	4.00%	07/01/2036	7,295	7,317,258
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2024	400	432,276
Series 2016 A, Ref. RB	5.00%	05/01/2025	300	333,699
Series 2016 A, Ref. RB	5.00%	05/01/2026	300	342,615
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	5.00%	10/01/2027	655	732,185
Series 2018, Ref. RB	5.00%	10/01/2028	690	778,868
Series 2018, Ref. RB	5.00%	10/01/2029	730	818,434
Series 2018, Ref. RB	5.00%	10/01/2030	760	847,738
Series 2018, Ref. RB	5.00%	10/01/2031	805	893,373
Series 2018, Ref. RB	5.00%	10/01/2043	540	583,591
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2027	500	578,556
Series 2016, Ref. RB	5.25%	11/01/2028	1,000	1,156,073
Series 2016, Ref. RB	5.25%	11/01/2029	1,000	1,152,679
Series 2016, Ref. RB	5.25%	11/01/2030	650	747,357
Series 2016, Ref. RB	5.25%	11/01/2031	650	745,478
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB (INS - AGM)(b)	4.00%	07/15/2029	1,750	1,915,077
Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2031	1,350	1,467,099
Broome County Local Development Corp. (United Health Services Hospital);
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2038	1,500	1,674,894
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2040	2,900	3,227,236
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2026	150	169,512
Series 2018, Ref. RB	5.00%	10/01/2027	150	172,930
Series 2018, Ref. RB	5.00%	10/01/2028	165	193,274
Series 2018, Ref. RB	5.00%	10/01/2029	175	204,339
Series 2018, Ref. RB	5.00%	10/01/2030	200	232,245
Series 2018, Ref. RB	5.00%	10/01/2031	200	231,575
Series 2018, Ref. RB	5.00%	10/01/2033	100	115,426
Build NYC Resource Corp. (Academic Leadership Charter School); Series 2021, RB	4.00%	06/15/2036	365	397,188
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	4.00%	06/01/2028	1,290	1,357,605
Series 2018, RB	5.00%	06/01/2033	1,190	1,306,383
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(c)	5.25%	12/31/2033	5,000	5,230,070
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2036	125	140,995
Series 2019, RB	4.00%	07/01/2037	150	168,968
Series 2019, RB	4.00%	07/01/2038	150	168,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(c)	5.00%	12/01/2039	$1,965	$ 2,036,337
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2025	465	516,006
Series 2017, Ref. RB	5.00%	08/01/2028	600	694,668
Series 2017, Ref. RB	5.00%	08/01/2030	1,140	1,314,461
Series 2017, Ref. RB	3.00%	08/01/2031	1,000	1,032,994
Series 2017, Ref. RB	5.00%	08/01/2032	635	729,763
Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB(c)	5.00%	02/01/2033	1,215	1,279,266
Build NYC Resource Corp. (NY Preparatory Charter School); Series 2021 A, RB	4.00%	06/15/2031	325	346,551
Build NYC Resource Corp. (Richmond Prep Charter School); Series 2021 A, RB(c)	5.00%	06/01/2036	525	580,304
Build NYC Resource Corp. (Royal Charter Properties, Inc. - New York & Presbyterian Hospital Leasehold); Series 2012, RB (INS - AGM)(b)	4.75%	12/15/2026	2,000	2,045,462
Build NYC Resource Corp. (Seton Education Partners-Brilla); Series 2021 A, RB(c)	4.00%	11/01/2031	1,270	1,381,888
Build NYC Resource Corp. (Wagner College Program);
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2024	1,395	1,410,696
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2025	1,705	1,723,561
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2026	1,650	1,667,828
Series 2012, RB (INS - AGM)(b)	5.00%	07/01/2028	1,705	1,723,920
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB(d)(e)	5.00%	08/01/2022	1,000	1,017,895
Series 2012, RB(d)	5.00%	08/01/2022	500	508,947
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2016 A, Ref. RB	5.00%	05/01/2022	345	347,271
Series 2016 A, Ref. RB	5.00%	05/01/2023	365	380,184
Series 2016 A, Ref. RB	5.00%	05/01/2024	380	406,450
Series 2016 A, Ref. RB	5.00%	05/01/2025	400	439,147
Series 2016 A, Ref. RB	5.00%	05/01/2026	415	465,746
Series 2016 A, Ref. RB	5.00%	05/01/2027	445	498,638
Series 2016 A, Ref. RB	5.00%	05/01/2028	465	520,070
Series 2016 A, Ref. RB	5.00%	05/01/2029	485	540,384
City of Geneva Development Corp. (Hobart & William Smith Colleges); Series 2012, Ref. RB(d)(e)	5.00%	09/01/2022	500	510,645
Dutchess County Local Development Corp. (Culinary Institute); Series 2021, Ref. RB	5.00%	07/01/2032	325	388,343
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2016 B, RB	5.00%	07/01/2030	8,600	9,738,173
Dutchess County Local Development Corp. (Vassar College); Series 2020, Ref. RB	5.00%	07/01/2045	8,710	10,561,507
Elmira (City of), NY;
Series 2020, GO Bonds	5.00%	07/01/2026	1,000	1,070,033
Series 2020, GO Bonds	5.00%	07/01/2035	1,500	1,796,246
Erie (County of), NY;
Series 2012 A, GO Bonds(d)(e)	5.00%	04/01/2022	525	526,920
Series 2012 A, GO Bonds(d)(e)	5.00%	04/01/2022	600	602,194
Series 2012 A, GO Bonds(d)(e)	5.00%	04/01/2022	500	501,808
Series 2012 A, GO Bonds(d)(e)	5.00%	04/01/2022	700	702,560
Erie (County of), NY Industrial Development Agency (The);
Series 2012, RB	5.00%	05/01/2023	1,000	1,006,596
Series 2012, RB	5.00%	05/01/2026	400	402,908
Erie (County of), NY Industrial Development Agency (The) (City School District Buffalo);
Series 2013 A, RB	5.00%	05/01/2028	500	522,881
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2031	29,630	30,425,094
Essex County Capital Resource Corp. (North Country Community College Association, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2022	75	75,700
Series 2017, Ref. RB	5.00%	06/01/2024	155	162,004
Series 2017, Ref. RB	5.00%	06/01/2026	175	188,501
Series 2017, Ref. RB	5.00%	06/01/2027	100	110,064
Series 2017, Ref. RB	5.00%	06/01/2028	100	109,408
Series 2017, Ref. RB	5.00%	06/01/2031	320	345,646
Series 2017, Ref. RB	5.00%	06/01/2035	255	273,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2022	$235	$ 237,134
Series 2017, Ref. RB	5.00%	06/01/2023	250	260,110
Series 2017, Ref. RB	5.00%	06/01/2024	255	270,985
Series 2017, Ref. RB	5.00%	06/01/2025	270	293,482
Franklin (County of), NY Solid Waste Management Authority;
Series 2012, RB	5.00%	06/01/2027	835	843,699
Series 2015 A, RB(a)	5.00%	06/01/2023	270	282,083
Series 2015 A, RB(a)	5.00%	06/01/2024	285	306,449
Series 2019, RB(a)	4.00%	06/01/2022	810	815,956
Series 2019, RB(a)	4.00%	06/01/2023	845	872,406
Series 2019, RB(a)	4.00%	06/01/2024	875	921,613
Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2022	180	181,635
Series 2017, Ref. RB	5.00%	06/01/2023	185	192,481
Series 2017, Ref. RB	5.00%	06/01/2024	195	207,224
Series 2017, Ref. RB	5.00%	06/01/2025	205	222,829
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-1, RB (Acquired 06/26/2018; Cost $1,305,000)(c)(f)	4.75%	07/01/2028	1,305	1,354,421
Hempstead Town Local Development Corp. (Molloy College);
Series 2017, Ref. RB	5.00%	07/01/2029	200	227,696
Series 2017, Ref. RB	5.00%	07/01/2030	170	192,913
Series 2017, Ref. RB	5.00%	07/01/2031	150	169,765
Series 2017, Ref. RB	5.00%	07/01/2032	275	311,005
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB	5.00%	02/15/2038	2,125	2,446,450
Series 2017 A, Ref. RB (INS - AGM)(b)	4.00%	02/15/2047	20,000	21,491,390
Hudson Yards Infrastructure Corp. (Green Bonds);
Series 2021 A, Ref. RB	4.00%	02/15/2037	8,420	9,729,377
Series 2021 A, Ref. RB	4.00%	02/15/2039	13,000	14,919,537
Long Island (City of), NY Power Authority;
Series 2012 B, RB	5.00%	09/01/2026	17,170	17,514,729
Series 2012 B, RB	5.00%	09/01/2027	10,000	10,200,774
Series 2012 B, RB	5.00%	09/01/2029	15,115	15,418,470
Series 2016 B, Ref. RB	5.00%	09/01/2034	6,635	7,579,774
Series 2018, RB	5.00%	09/01/2035	11,000	13,153,056
Series 2020 A, Ref. RB	4.00%	09/01/2039	1,650	1,861,425
Series 2020 A, Ref. RB	4.00%	09/01/2040	215	241,971
Series 2021 B, Ref. RB(e)	1.50%	09/01/2026	1,750	1,737,319
Metropolitan Transportation Authority;
Series 2002 D-1, Ref. RB	5.00%	11/01/2025	4,000	4,100,796
Series 2002 D-1, Ref. RB	5.00%	11/01/2028	5,075	5,199,459
Series 2012 A, Ref. RB	5.00%	11/15/2025	625	643,477
Series 2012 A, Ref. RB	5.00%	11/15/2026	315	324,290
Series 2012 A, Ref. RB	5.00%	11/15/2027	1,230	1,266,185
Series 2012 A, Ref. RB	5.00%	11/15/2028	260	267,630
Series 2012 A, Ref. RB	4.00%	11/15/2031	740	754,297
Series 2012 B, RB	4.25%	11/15/2039	500	509,419
Series 2012 C, RB(d)(e)	5.00%	11/15/2022	4,015	4,134,919
Series 2012 C, RB(d)(e)	5.00%	11/15/2022	2,865	2,950,571
Series 2012 C, RB(d)(e)	5.00%	11/15/2022	1,435	1,477,860
Series 2012 C, RB	5.00%	11/15/2029	7,135	7,320,013
Series 2012 C, RB	5.00%	11/15/2030	3,565	3,657,442
Series 2012 F, Ref. RB	5.00%	11/15/2025	3,250	3,336,364
Series 2012 F, Ref. RB	5.00%	11/15/2030	20,240	20,764,829
Metropolitan Transportation Authority (Green Bonds); Series 2017 B-2, RB	5.00%	11/15/2034	1,875	2,197,871
Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2026	350	386,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2017, Ref. RB	4.00%	10/01/2034	$600	$ 648,807
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2026	400	411,199
Series 2013 A, Ref. RB	5.00%	12/01/2027	345	354,698
Series 2013 A, Ref. RB	5.00%	12/01/2028	1,315	1,352,222
Monroe County Industrial Development Corp. (Rochester Regional Health);
Series 2020, Ref. RB	5.00%	12/01/2032	535	658,550
Series 2020, Ref. RB	5.00%	12/01/2033	1,815	2,228,732
Series 2020, Ref. RB	5.00%	12/01/2034	1,000	1,226,596
Monroe County Industrial Development Corp. (Rochester Schools Modernization); Series 2013, RB	5.00%	05/01/2028	1,000	1,043,143
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	4,950	5,023,758
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2012 A, Ref. RB	5.00%	06/01/2023	615	620,572
Nassau (County of), NY;
Series 2016 C, GO Bonds	5.00%	04/01/2029	3,160	3,583,494
Series 2017 B, GO Bonds	5.00%	04/01/2031	365	419,104
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2036	5,850	6,962,612
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2038	5,450	6,484,046
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2039	4,775	5,672,944
Series 2019 B, GO Bonds (INS - AGM)(b)	5.00%	04/01/2039	2,895	3,525,744
Series 2019 B, GO Bonds (INS - AGM)(b)	5.00%	04/01/2040	3,950	4,799,853
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2040	5,725	6,567,963
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2041	5,960	6,826,881
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2042	6,205	7,092,385
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2043	6,460	7,365,709
Nassau (County of), NY Industrial Development Agency;
Series 2007 A-A, RB	5.95%	11/01/2022	85	85,059
Series 2007 A-C, RB	5.95%	11/01/2022	75	74,405
Series 2007 A-F, RB	5.95%	11/01/2022	80	79,967
Series 2007 A-G, RB	6.15%	11/01/2022	200	198,452
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2032	660	709,462
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	4.70%	12/01/2028	1,470	1,412,943
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2027	5,690	5,751,035
Nassau County Local Economic Assistance Corp. (Winthrop-University Hospital Association); Series 2012, Ref. RB(d)(e)	5.00%	07/01/2022	4,500	4,565,673
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	2,000	2,058,354
Nassau Health Care Corp.;
Series 2009, Ref. RB	5.00%	08/01/2028	5,250	6,278,219
Series 2009, Ref. RB	5.00%	08/01/2029	5,595	6,817,270
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-1, RB(c)	4.20%	08/01/2028	3,080	2,850,186
New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2025	325	359,084
Series 2015 A, Ref. RB	5.00%	07/01/2029	1,100	1,203,565
New Rochelle (City of), NY Industrial Development Agency (College of New Rochelle); Series 1999, RB (Acquired 08/15/2011; Cost $3,908,240)(f)(g)	5.25%	07/01/2027	3,908	78,165
New York & New Jersey (States of) Port Authority;
Series 2012 172, RB(a)	5.00%	10/01/2025	10,755	10,793,262
Series 2012 172, RB(a)	5.00%	10/01/2028	10,000	10,035,329
Series 2012 172, RB(a)	5.00%	10/01/2030	13,075	13,121,084
Series 2012 172, RB(a)	5.00%	10/01/2034	2,050	2,057,141
Series 2012, RB	4.00%	12/01/2023	725	730,070
Series 2012, RB	4.00%	12/01/2025	1,215	1,224,879
Series 2012, RB	4.00%	12/01/2026	390	393,132
Series 2012, RB(a)	5.00%	10/01/2027	1,235	1,239,373
Series 2012, RB	5.00%	07/15/2030	1,250	1,254,499
Series 2012, RB	4.50%	07/15/2031	220	220,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Series 2012, RB	4.00%	12/01/2031	$860	$ 867,057
Series 2012, RB	4.50%	07/15/2036	1,500	1,504,685
Series 2012, RB	4.00%	07/15/2037	1,000	1,002,557
Series 2012, RB	4.00%	07/15/2038	200	200,505
Series 2013 179, RB	5.00%	12/01/2027	275	293,448
Series 2014 185, RB(a)	5.00%	09/01/2026	12,500	13,510,131
Series 2014 186, Ref. RB(a)	5.00%	10/15/2031	3,775	4,079,198
Series 2017 202, Ref. RB(a)	5.00%	04/15/2037	12,235	14,040,263
Series 2017 206, Ref. RB(a)	5.00%	11/15/2042	5,000	5,791,655
Series 2018 207, Ref. RB(a)	5.00%	09/15/2030	3,385	3,995,646
Series 2018 207, Ref. RB(a)	5.00%	09/15/2032	1,555	1,825,444
Series 2019 217, RB	4.00%	11/01/2039	3,750	4,179,002
Series 2019 218, RB(a)	5.00%	11/01/2039	9,000	10,698,826
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2027	45	46,452
Series 1996 J, GO Bonds	6.00%	02/15/2024	5	5,022
Series 1996 J, GO Bonds	5.50%	02/15/2026	5	5,020
Series 1996 J, GO Bonds (INS - FGIC)(b)	5.50%	02/15/2026	10	10,039
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,040
Series 2002 D, GO Bonds	5.50%	06/01/2028	5	5,020
Series 2004 B, GO Bonds	5.13%	08/01/2022	5	5,019
Series 2005 O, GO Bonds	5.00%	06/01/2023	5	5,017
Series 2012 B, GO Bonds	5.00%	08/01/2024	500	508,715
Series 2012 B, GO Bonds	5.00%	08/01/2025	325	330,651
Series 2012 E, Ref. GO Bonds	5.00%	08/01/2024	4,140	4,154,592
Series 2012 EE, RB	5.25%	06/15/2030	5,960	6,039,913
Series 2012 EE, RB	5.00%	06/15/2034	2,540	2,572,171
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2024	1,170	1,174,124
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2026	500	501,758
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2028	3,710	3,723,015
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2030	1,510	1,515,285
Series 2012 F, Ref. GO Bonds	5.00%	08/01/2031	400	401,400
Series 2012 FF, RB	5.00%	06/15/2024	90	91,171
Series 2012 I, GO Bonds(d)(e)	5.00%	08/01/2022	2,000	2,036,212
Series 2012 I, GO Bonds	5.00%	08/01/2023	3,120	3,171,579
Series 2012 I, GO Bonds	5.00%	08/01/2025	1,055	1,073,345
Series 2013 D, GO Bonds	5.00%	08/01/2026	22,970	23,813,157
Series 2013 D, GO Bonds	5.00%	08/01/2027	26,090	27,045,246
Series 2013 DD, RB	5.00%	06/15/2034	1,225	1,286,162
Series 2013 E, GO Bonds(d)(e)	5.00%	02/01/2023	105	108,923
Series 2013 E, GO Bonds	5.00%	08/01/2026	18,760	19,448,621
Series 2013 E, GO Bonds	5.00%	08/01/2027	28,580	29,626,414
Series 2013 EE, RB	5.00%	06/15/2035	90	94,470
Series 2017, Ref. RB	5.00%	06/15/2038	15,000	17,450,658
Series 2018 DD-2, Ref. RB	5.00%	06/15/2040	4,000	4,712,158
Series 2019 CC-1, RB	4.00%	06/15/2038	4,705	5,292,237
Series 2020 AA-2, RB	4.00%	06/15/2043	2,480	2,794,332
Series 2020 BB-2, Ref. RB	4.00%	06/15/2042	7,150	8,075,507
Series 2021 BB-1, Ref. RB	4.00%	06/15/2045	6,500	7,363,471
Subseries 2013 A-1, GO Bonds	5.25%	08/01/2030	250	264,349
New York (City of), NY Educational Construction Fund;
Series 2021 A, Ref. RB	4.00%	04/01/2039	6,560	7,383,704
Series 2021 A, Ref. RB	4.00%	04/01/2040	6,825	7,662,606
Series 2021 A, Ref. RB	4.00%	04/01/2041	7,095	7,947,219
New York (City of), NY Industrial Development Agency (2002 Rosco, Inc.); Series 2002, IDR(a)	5.63%	06/01/2022	350	350,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.84%) (INS - FGIC)(b)(h)	8.32%	03/01/2022	$8,655	$ 8,655,000
Series 2006, RB (CPI Rate + 0.85%) (INS - NATL)(b)(h)	8.33%	03/01/2023	6,550	6,699,967
Series 2006, RB (CPI Rate + 0.86%) (INS - NATL)(b)(h)	8.34%	03/01/2024	195	202,477
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(b)(h)	8.35%	03/01/2025	200	210,384
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(b)(h)	8.36%	03/01/2026	985	1,048,281
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(b)(h)	8.37%	03/01/2027	1,000	1,074,676
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2031	2,500	2,892,306
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2032	4,205	4,835,993
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2045	7,930	8,807,505
New York (City of), NY Municipal Water Finance Authority;
Series 2012 FF, RB	5.00%	06/15/2045	505	511,381
Series 2013 BB, RB	5.00%	06/15/2047	5,000	5,162,925
Series 2019 DD, RB	5.00%	06/15/2025	225	240,545
New York (City of), NY Transitional Finance Authority;
Series 2012 B, Ref. RB	5.00%	11/01/2031	650	668,122
Series 2012 S-1, RB	5.00%	07/15/2026	945	959,669
Series 2012 S-1, RB	5.00%	07/15/2027	1,880	1,909,183
Series 2012 S-1, RB	5.00%	07/15/2028	9,550	9,698,242
Series 2012 S-1, RB	5.00%	07/15/2029	10,315	10,475,117
Series 2012 S-1, RB	5.00%	07/15/2030	11,325	11,500,795
Series 2012 S-1, RB	5.00%	07/15/2031	780	792,108
Series 2012 S-1, RB	5.00%	07/15/2033	1,485	1,507,939
Series 2016 A-1, RB	5.00%	05/01/2037	3,085	3,479,378
Series 2017 A-E-1, RB	5.00%	02/01/2038	7,980	9,170,982
Series 2018 C-2, RB	5.00%	05/01/2038	5,000	5,889,927
Series 2018 S-3, RB	5.00%	07/15/2037	2,450	2,925,053
Series 2020 S-1, RB	4.00%	07/15/2041	8,465	9,477,964
Series 2020, RB	4.00%	05/01/2040	15,000	16,902,052
Series 2021 E-1, RB	4.00%	02/01/2043	2,150	2,411,414
Series 2021 E-1, RB	4.00%	02/01/2046	9,500	10,591,112
Subseries 2012 E-1, RB	5.00%	02/01/2031	2,965	2,975,720
Subseries 2012 F-1, RB	5.00%	05/01/2034	725	730,246
Subseries 2013 F-1, RB	5.00%	02/01/2027	1,775	1,839,491
Subseries 2016 E-1, RB	5.00%	02/01/2037	3,905	4,377,661
Subseries 2018 A-1, RB	5.00%	08/01/2037	1,655	1,963,681
Subseries 2018 A-1, RB	5.00%	08/01/2038	10,000	11,847,809
Subseries 2018 A-1, RB	5.00%	08/01/2040	17,600	20,795,838
Subseries 2018 S-3, Ref. RB	5.00%	07/15/2036	15,000	17,908,632
Subseries 2021 S-1, Ref. RB	4.00%	07/15/2037	5,000	5,713,816
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts);
Series 2020 A, Ref. RB	5.00%	12/01/2031	425	532,738
Series 2020 A, Ref. RB	5.00%	12/01/2032	535	668,733
Series 2020 A, Ref. RB	4.00%	12/01/2033	700	803,371
Series 2020 A, Ref. RB	4.00%	12/01/2034	950	1,080,934
Series 2020 A, Ref. RB	4.00%	12/01/2035	300	338,468
New York (County of), NY Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,095	2,541,644
New York (State of) Bridge Authority;
Series 2021 B, Ref. RB	5.00%	01/01/2029	1,750	2,132,570
Series 2021 B, Ref. RB	5.00%	01/01/2031	1,000	1,265,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority;
Series 2012 A, Ref. RB	5.00%	12/15/2024	$1,845	$ 1,907,050
Series 2012 A, Ref. RB	5.00%	12/15/2029	18,015	18,620,870
Series 2012 A, Ref. RB	5.00%	12/15/2030	1,530	1,581,210
Series 2012 B, RB	5.00%	03/15/2028	10,285	10,323,287
Series 2012 B, RB	5.00%	03/15/2033	1,000	1,003,648
Series 2012 B, RB	5.00%	03/15/2035	500	501,804
Series 2012 B, RB	5.00%	03/15/2042	200	200,698
Series 2012 G, RB	5.00%	10/01/2024	315	322,623
Series 2012, RB	5.00%	05/15/2024	205	206,819
Series 2012, RB	5.00%	05/15/2026	500	504,437
Series 2012, RB	5.00%	05/15/2029	2,000	2,017,748
Series 2015 A-1, Ref. RB(c)	4.80%	12/01/2023	870	862,212
Series 2018 A, RB	5.00%	07/01/2040	4,250	5,087,742
Series 2018 C, Ref. RB	5.00%	03/15/2034	14,000	16,566,064
Series 2018 C, Ref. RB	5.00%	03/15/2036	2,000	2,364,269
Series 2018 E, Ref. RB	5.00%	03/15/2037	8,000	9,567,789
Series 2018 E, Ref. RB	5.00%	03/15/2039	10,000	11,931,386
Series 2018 E, Ref. RB	5.00%	03/15/2040	5,000	5,961,355
Series 2020 D, Ref. RB	4.00%	02/15/2038	2,000	2,243,703
Series 2020 D, Ref. RB	4.00%	02/15/2039	4,415	4,944,271
New York (State of) Dormitory Authority (Bid Group 2); Series 2018 A, RB	5.00%	03/15/2037	8,000	9,454,256
New York (State of) Dormitory Authority (Bid Group 3); Series 2018 A, RB	5.00%	03/15/2038	3,500	4,132,697
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, RB(d)(e)	5.00%	07/01/2022	1,255	1,272,892
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - Jawonio, Inc.); Series 2017 A, RB(c)	4.63%	12/01/2027	1,210	1,133,005
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - United Cerebral Palsy Associations of New York State, Inc.);
Series 2017 A-1, RB(c)	4.88%	09/01/2027	3,230	3,087,276
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,540,000)(c)(f)	4.63%	10/01/2027	1,540	1,517,924
New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, RB(d)	5.00%	07/01/2028	500	507,128
New York (State of) Dormitory Authority (Fordham University); Series 2020, RB	4.00%	07/01/2046	2,260	2,479,196
New York (State of) Dormitory Authority (Iona College);
Series 2012 A, RB(d)	5.00%	07/01/2022	1,110	1,125,825
Series 2012 A, RB(d)	5.00%	07/01/2023	1,000	1,014,257
Series 2012 A, RB(d)	5.00%	07/01/2024	1,000	1,014,257
Series 2012 A, RB(d)	5.00%	07/01/2025	1,000	1,014,257
Series 2012 A, RB(d)	5.00%	07/01/2026	1,000	1,014,257
Series 2012 A, RB(d)	5.00%	07/01/2027	1,000	1,014,257
New York (State of) Dormitory Authority (Maimonides Medical Center);
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2038	300	333,565
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2039	400	444,535
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2040	400	443,446
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2027	1,000	1,142,140
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,000	1,161,592
Series 2018 A, Ref. RB	5.00%	08/01/2029	1,000	1,159,827
Series 2018 A, Ref. RB	5.00%	08/01/2033	4,275	4,927,827
New York (State of) Dormitory Authority (New School (The));
Series 2011, Ref. RB	5.00%	07/01/2023	2,490	2,497,808
Series 2016 A, Ref. RB	5.00%	07/01/2029	1,000	1,153,416
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,800	2,071,756
New York (State of) Dormitory Authority (New York University);
Series 2021 A, Ref. RB	4.00%	07/01/2037	1,500	1,736,535
Series 2021 A, Ref. RB	4.00%	07/01/2039	4,750	5,467,917
Series 2021 A, Ref. RB	4.00%	07/01/2040	7,000	8,011,744
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2015, Ref. RB	5.00%	07/01/2028	140	151,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(c)	5.00%	12/01/2022	$1,000	$ 1,030,040
Series 2017, Ref. RB(c)	5.00%	12/01/2023	2,800	2,976,263
Series 2017, Ref. RB(c)	5.00%	12/01/2025	1,300	1,460,982
Series 2017, Ref. RB(c)	5.00%	12/01/2026	1,500	1,729,088
Series 2017, Ref. RB(c)	5.00%	12/01/2027	1,300	1,516,065
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2019 A, RB	5.00%	07/01/2049	5,000	5,945,796
New York (State of) Dormitory Authority (Rockefeller University);
Series 2012 A, RB	5.00%	07/01/2037	1,560	1,582,082
Series 2012 B, RB	5.00%	07/01/2033	2,670	2,707,795
Series 2012 B, RB	5.00%	07/01/2034	2,720	2,758,502
New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program);
Series 2012 C, RB	5.00%	10/01/2026	1,025	1,049,987
Series 2012 F, RB (INS - AGM)(b)	5.00%	10/01/2025	1,675	1,715,732
Series 2012 F, RB (INS - AGM)(b)	5.00%	10/01/2027	400	409,490
Series 2012 F, RB (INS - AGM)(b)	5.00%	10/01/2028	200	204,745
Series 2012 H, RB	5.00%	10/01/2026	1,690	1,730,597
Series 2012 H, RB	5.00%	10/01/2027	500	512,011
Series 2012 H, RB	5.00%	10/01/2028	400	409,609
Series 2012 H, RB	5.00%	10/01/2029	500	512,011
Series 2013 A, RB (INS - AGM)(b)	5.00%	10/01/2026	2,740	2,904,584
Series 2013 A, RB (INS - AGM)(b)	5.00%	10/01/2027	2,485	2,634,267
Series 2013 C, RB	5.00%	10/01/2026	1,665	1,764,741
Series 2013 C, RB	5.00%	10/01/2027	1,885	1,997,920
Series 2013 E, RB (INS - AGM)(b)	5.00%	10/01/2026	3,190	3,381,614
Series 2017 B, RB (INS - AGM)(b)	5.00%	10/01/2033	1,345	1,582,389
New York (State of) Dormitory Authority (St. John’s University);
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	815	826,757
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	180	182,597
Series 2012, RB(d)(e)	5.00%	07/01/2022	3,275	3,322,243
Series 2012, RB(d)(e)	5.00%	07/01/2022	10	10,144
Series 2012, RB	5.00%	07/01/2030	3,565	3,603,523
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	5.00%	07/01/2022	50	50,634
Series 2021, RB	5.00%	07/01/2023	60	62,730
Series 2021, RB	5.00%	07/01/2024	100	106,925
Series 2021, RB	5.00%	07/01/2025	90	98,459
Series 2021, RB	5.00%	07/01/2026	100	111,509
Series 2021, RB	5.00%	07/01/2027	120	136,205
Series 2021, RB	5.00%	07/01/2028	75	86,380
Series 2021, RB	5.00%	07/01/2029	100	116,795
Series 2021, RB	5.00%	07/01/2030	75	88,597
Series 2021, RB	4.00%	07/01/2035	200	217,054
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities);
Series 2018 A, RB	5.00%	07/01/2036	3,060	3,656,131
Series 2018 A, RB	5.00%	07/01/2038	1,850	2,198,571
New York (State of) Dormitory Authority (State University); Series 2012, RB	5.00%	05/15/2027	1,720	1,735,263
New York (State of) Dormitory Authority (Teachers College); Series 2012 B, RB(d)	5.00%	07/01/2042	2,000	2,028,850
New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/2027	1,130	1,131,592
New York (State of) Housing Finance Agency; Series 2020 C, RB (CEP - Federal Housing Administration)	4.10%	11/01/2041	8,950	9,667,173
New York (State of) Housing Finance Agency (Division Street); Series 2006 A, RB(a)	5.00%	02/15/2026	200	200,470
New York (State of) Housing Finance Agency (Green Bonds); Series 2018 H, RB	2.75%	11/01/2022	2,915	2,948,652
New York (State of) Housing Finance Agency (Secured Mortgage Program);
Series 2001 A, RB(a)	5.60%	08/15/2033	1,215	1,217,815
Series 2002 C, RB(a)	5.30%	08/15/2022	45	45,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Housing Finance Agency (Sustainability Bonds);
Series 2019 K, RB	1.45%	05/01/2023	$2,500	$ 2,505,396
Series 2019, RB	1.63%	05/01/2023	1,040	1,040,066
Series 2021 D-2, RB(e)	0.65%	11/01/2025	4,000	3,850,441
New York (State of) Housing Finance Agency (Tri-Senior Development Housing); Series 2007 A, RB (LOC - Fannie Mae)(a)(i)	5.10%	11/15/2023	560	570,546
New York (State of) Metropolitan Transportation Authority; Series 2012 C, RB	5.00%	11/15/2028	9,985	10,243,201
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2035	3,995	4,647,562
Series 2021 O, Ref. RB	4.00%	01/01/2043	15,000	16,753,744
New York (State of) Thruway Authority Highway & Bridge Trust Fund;
Series 2012 A, RB	5.00%	04/01/2025	940	943,236
Series 2012 A, RB	5.00%	04/01/2026	250	250,861
Series 2012 A, RB	5.00%	04/01/2027	9,715	9,748,440
Series 2012 A, RB	5.00%	04/01/2028	1,400	1,404,819
Series 2012 A, RB	5.00%	04/01/2029	8,000	8,027,537
Series 2012 A, RB	5.00%	04/01/2030	2,150	2,157,401
Series 2012 A, RB	5.00%	04/01/2031	5,925	5,945,394
Series 2012 A, RB	5.00%	04/01/2032	7,000	7,024,095
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	5.00%	02/15/2038	690	856,118
Series 2021 A, Ref. RB	5.00%	02/15/2040	1,615	1,995,130
New York City Housing Development Corp.;
Series 1999 E, RB	6.25%	05/01/2036	35	35,109
Series 2013 B-1, RB	5.25%	07/01/2030	2,605	2,743,763
Series 2013 B-2, RB	5.25%	07/01/2030	15,000	15,799,017
Series 2013 B-2, RB	5.25%	07/01/2031	1,000	1,052,995
Series 2013 B-2, RB	5.25%	07/01/2032	1,350	1,421,358
Series 2013 L-2-A, RB	3.60%	11/01/2033	3,000	3,020,166
Series 2014 E, RB	3.40%	11/01/2029	685	695,252
New York City Housing Development Corp. (Ocean Gate Development); Series 2007 B, RB(a)	5.35%	06/01/2025	1,490	1,503,535
New York City Housing Development Corp. (Sustainable Neighborhood);
Series 2017 E, RB	3.05%	11/01/2032	2,000	2,052,019
Series 2018 L, RB(e)	2.75%	12/29/2023	1,885	1,905,606
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	2,325	2,326,988
Series 2000 A, RB	6.63%	06/01/2042	3,295	3,297,587
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	40	40,149
Series 2001, RB	5.75%	06/01/2043	135	135,194
New York Counties Tobacco Trust IV; Series 2005 A, RB	4.75%	06/01/2026	2,185	2,206,267
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	440	468,436
Series 2016 A, Ref. RB	6.75%	06/01/2035	8,020	8,565,115
Series 2016 A, Ref. RB	6.45%	06/01/2040	830	954,962
Series 2016 A, Ref. RB	6.00%	06/01/2043	8,795	9,720,657
New York Liberty Development Corp.; Series 2021 1, Ref. RB	4.00%	02/15/2043	5,000	5,529,611
New York Liberty Development Corp. (7 World Trade Center);
Series 2012, Class 2, Ref. RB(d)(e)	5.00%	03/15/2022	14,975	14,999,292
Series 2012, Ref. RB(d)(e)	4.00%	03/15/2022	160	160,202
Series 2012, Ref. RB(d)(e)	5.00%	03/15/2022	1,000	1,001,622
New York Liberty Development Corp. (Green Bonds) (4 World Trade Center); Series 2021 A, Ref. RB	1.90%	11/15/2031	2,500	2,320,801
New York State Environmental Facilities Corp.;
Series 2004, RB	4.50%	06/15/2024	100	100,313
Series 2012 A, Ref. RB	5.00%	06/15/2024	725	734,522
Series 2012 B, RB	5.00%	08/15/2024	2,375	2,383,978
Series 2013 A, RB	5.00%	06/15/2031	745	783,575
New York State Environmental Facilities Corp. (Green Bonds); Series 2020, Ref. RB	4.00%	10/15/2045	4,100	4,689,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds);
Series 2004 C, RB	4.50%	06/15/2030	$15	$ 15,039
Series 2017 E, RB	5.00%	06/15/2042	12,375	14,302,016
Series 2018 B, RB	5.00%	06/15/2038	2,755	3,326,985
New York State Environmental Facilities Corp. (State Clean Water & Drinking Water);
Series 2021, RB	4.00%	06/15/2037	2,000	2,350,849
Series 2021, RB	4.00%	06/15/2038	7,515	8,801,169
Series 2021, RB	4.00%	06/15/2039	8,000	9,342,894
New York State Urban Development Corp.;
Series 2013 A-1, RB	5.00%	03/15/2027	890	926,821
Series 2013 A-1, RB	5.00%	03/15/2028	250	260,343
Series 2013 C, RB	5.00%	03/15/2032	350	364,443
Series 2020 A, RB	4.00%	03/15/2040	20,000	22,519,124
Series 2020 C, Ref. RB	4.00%	03/15/2037	3,500	3,968,183
Series 2020 C, Ref. RB	4.00%	03/15/2045	11,015	12,256,672
New York State Urban Development Corp. (Bidding Group 2); Series 2021 A, Ref. RB	4.00%	03/15/2039	10,000	11,412,169
New York State Urban Development Corp. (Bidding Group 3);
Series 2021, Ref. RB	4.00%	03/15/2043	10,000	11,300,395
Series 2021, Ref. RB	4.00%	03/15/2046	5,000	5,614,272
New York Transportation Development Corp.;
Series 2020 A, Ref. RB(a)	5.00%	12/01/2034	900	1,051,519
Series 2020 A, Ref. RB(a)	5.00%	12/01/2036	900	1,048,574
Series 2020 A, Ref. RB(a)	4.00%	12/01/2038	1,000	1,068,172
New York Transportation Development Corp. (American Airlines, Inc.); Series 2021, Ref. RB(a)	2.25%	08/01/2026	4,000	3,991,614
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2034	4,250	4,546,028
Series 2018, RB(a)	5.00%	01/01/2034	3,370	3,799,984
Series 2020, RB(a)	5.00%	10/01/2035	5,000	5,846,587
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2030	1,000	1,072,968
Series 2016 A, RB(a)	4.00%	07/01/2033	4,000	4,174,286
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2031	1,100	1,303,644
Series 2020, Ref. RB	5.00%	12/01/2035	2,000	2,349,702
Newburgh (City of), NY Industrial Development Agency (Bourne & Kenney Redevelopment Co. LLC); Series 1999 A, RB(a)	5.75%	02/01/2032	2,290	2,299,729
Niagara Area Development Corp. (Niagara University); Series 2012 A, RB(d)(e)	5.00%	05/01/2022	320	322,305
Niagara Falls (City of), NY;
Series 2016, Ref. GO Bonds (INS - BAM)(b)	5.00%	05/15/2028	750	853,843
Series 2016, Ref. GO Bonds (INS - BAM)(b)	5.00%	05/15/2029	850	965,462
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2019, Ref. RB(a)	5.00%	04/01/2023	1,500	1,561,676
Series 2019, Ref. RB(a)	5.00%	04/01/2024	3,285	3,510,496
Series 2019, Ref. RB(a)	5.00%	04/01/2031	700	821,997
Series 2019, Ref. RB(a)	5.00%	04/01/2033	725	845,982
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	4.00%	05/15/2029	2,315	2,318,897
North Babylon Volunteer Fire Co., Inc.; Series 1997, RB (INS - AGC)(b)	5.75%	08/01/2022	135	135,392
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2034	1,000	1,125,671
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2035	1,000	1,124,661
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2036	1,250	1,404,363
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2037	1,000	1,123,190
Oneida County Local Development Corp. (Utica College); Series 2019, Ref. RB	5.00%	07/01/2026	150	165,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Onondaga (County of), NY Resource Recovery Agency;
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2029	$780	$ 892,183
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2030	275	313,105
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2031	350	397,398
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2032	455	515,666
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2033	475	537,837
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2034	500	565,103
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2027	450	519,493
Series 2017, Ref. RB	5.00%	05/01/2028	600	690,104
Series 2017, Ref. RB	5.00%	05/01/2029	450	516,147
Series 2017, Ref. RB	5.00%	05/01/2030	835	953,332
Series 2017, Ref. RB	5.00%	05/01/2032	600	678,747
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	5.00%	12/01/2038	3,325	4,033,890
Series 2019, Ref. RB	5.00%	12/01/2039	5,865	7,103,451
Onondaga Civic Development Corp.; Series 2015, Ref. RB	5.00%	10/01/2025	115	122,469
Onondaga Civic Development Corp. (Le Moyne College);
Series 2012, RB	5.00%	07/01/2022	465	471,551
Series 2012, RB(d)(e)	5.00%	07/01/2022	515	522,255
Series 2012, RB(d)(e)	5.00%	07/01/2022	490	496,903
Series 2012, RB(d)(e)	5.00%	07/01/2022	540	547,607
Series 2021, RB	4.00%	07/01/2038	150	164,640
Series 2021, RB	4.00%	07/01/2041	220	239,988
Orange County Funding Corp. (Mount St. Mary College);
Series 2012 A, RB	5.00%	07/01/2022	530	535,156
Series 2012 B, RB	5.00%	07/01/2022	805	812,832
Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2022	650	656,622
Series 2015 A, Ref. RB	5.00%	10/01/2023	700	718,053
Series 2015 A, Ref. RB	5.00%	10/01/2024	660	683,876
Poughkeepsie (City of), NY; Series 2019, Ref. GO Bonds	5.00%	06/01/2031	600	664,610
Public Housing Capital Fund Revenue Trust I; Series 2012, RB(c)	4.50%	07/01/2022	50	49,550
Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2028	295	301,681
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(a)(i)	5.38%	12/01/2025	850	852,268
Rockland (County of), NY; Series 2012 B, GO Bonds	5.00%	12/15/2022	600	619,889
Rockland (County of), NY Solid Waste Management Authority (Green Bonds);
Series 2021 A, RB(a)	5.00%	12/15/2029	675	809,140
Series 2021 A, RB(a)	5.00%	12/15/2030	585	710,870
Series 2021 A, RB(a)	5.00%	12/15/2031	235	289,638
Series 2021 A, RB(a)	5.00%	12/15/2032	750	922,320
Series 2021 A, RB(a)	5.00%	12/15/2033	750	920,614
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	45	45,436
Saratoga County Capital Resource Corp. (Skidmore College); Series 2014 B, Ref. RB	5.00%	07/01/2024	195	211,247
Spring Valley (Village of), NY;
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2022	325	326,172
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2023	335	336,056
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2024	350	351,288
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2025	365	366,344
Series 2007, GO Bonds (INS - AMBAC)(a)(b)	5.00%	06/15/2022	405	406,324
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2012 A, RB(d)(e)	5.25%	03/01/2022	1,050	1,050,000
Series 2017, Ref. RB	5.00%	09/01/2028	500	573,215
Series 2017, Ref. RB	5.00%	09/01/2031	690	785,165
Series 2021, Ref. RB	5.00%	09/01/2030	125	149,346
Series 2021, Ref. RB	5.00%	09/01/2032	120	145,192
Series 2021, Ref. RB	5.00%	09/01/2034	210	253,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2024	$300	$ 308,666
Series 2012, RB	5.00%	07/01/2025	920	945,729
Series 2016 A, Ref. RB	5.00%	07/01/2028	300	338,993
Series 2016 A, Ref. RB	5.00%	07/01/2030	785	885,746
Series 2016 A, Ref. RB	5.00%	07/01/2031	450	507,627
Suffern (Village of), NY;
Series 2016, GO Bonds	5.00%	03/15/2022	395	395,649
Series 2016, GO Bonds	5.00%	03/15/2023	310	311,019
Series 2016, GO Bonds	5.00%	03/15/2026	475	476,737
Suffolk (County of), NY; Series 2021 A, GO Bonds (INS - BAM)(b)	5.00%	06/15/2029	6,535	7,878,999
Suffolk (County of), NY Industrial Development Agency;
Series 2007 A-C, RB	5.95%	11/01/2022	80	79,972
Series 2007 A-D, RB	5.95%	11/01/2022	120	119,950
Series 2007 A-F, RB	5.95%	11/01/2022	125	125,053
Suffolk (County of), NY Industrial Development Agency (Nissequogue Cogen Partners); Series 1998, RB(a)	5.50%	01/01/2023	345	348,128
Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(c)	6.75%	06/01/2027	355	343,866
Sullivan County Infrastructure Local Development Corp. (Adelaar Infrastructure);
Series 2016 A-1, RB(c)	4.85%	11/01/2031	13,125	13,546,202
Series 2016 B-1, RB(c)	4.85%	11/01/2031	1,885	1,945,493
Series 2016 C-1, RB(c)	4.85%	11/01/2031	1,840	1,899,049
Series 2016 D-1, RB(c)	4.85%	11/01/2031	1,210	1,248,831
Town of Hempstead Local Development Corp. (Evergreen Charter School);
Series 2019, RB(c)	6.25%	12/01/2022	270	269,867
Series 2019, Ref. RB(c)	6.15%	12/01/2029	2,470	2,795,853
Triborough Bridge & Tunnel Authority;
Series 2012 A, RB	5.00%	11/15/2038	800	822,303
Series 2012 B, Ref. RB	5.00%	11/15/2024	1,000	1,028,668
Series 2012 B, Ref. RB	5.00%	11/15/2029	275	282,765
Series 2013 A, Ref. RB	4.00%	11/15/2027	400	413,550
Series 2013 A, Ref. RB	5.00%	11/15/2028	1,000	1,045,782
Series 2013 B, Ref. RB	5.00%	11/15/2027	670	713,956
Series 2017 B, Ref. RB	5.00%	11/15/2036	11,110	12,968,156
Series 2021 C-1A, RB	5.00%	05/15/2040	4,000	5,000,629
Series 2021 C-1A, RB	5.00%	05/15/2041	2,000	2,496,293
Series 2021 C-1A, RB	4.00%	05/15/2042	5,000	5,684,143
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2018 C, Ref. RB	5.00%	11/15/2036	10,950	13,150,746
Series 2018 C, Ref. RB	5.00%	11/15/2038	5,000	6,001,140
Series 2022 A, Ref. RB	4.00%	05/15/2040	1,500	1,721,578
Series 2022 A, Ref. RB	4.00%	05/15/2041	1,500	1,718,614
Series 2022 A, Ref. RB	4.00%	05/15/2042	1,620	1,851,751
Series 2022 A, Ref. RB	5.00%	05/15/2043	1,500	1,875,435
Series 2022 A, Ref. RB	5.00%	05/15/2044	3,000	3,740,318
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute);
Series 2020, Ref. RB	5.00%	09/01/2025	1,150	1,282,236
Series 2020, Ref. RB	5.00%	09/01/2037	5,000	6,080,743
Series 2020, Ref. RB	5.00%	09/01/2038	5,000	6,069,459
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	3,130	3,302,865
Series 2017 A, Ref. RB	5.00%	06/01/2030	5,000	5,681,480
Series 2017 A, Ref. RB	5.00%	06/01/2031	5,000	5,662,589
Series 2017 A, Ref. RB	5.00%	06/01/2032	5,000	5,649,640
Series 2017 A, Ref. RB	5.00%	06/01/2033	5,000	5,640,011
Utica (City of), NY; Series 2022, GO Notes	2.00%	01/26/2023	5,000	5,044,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Utility Debt Securitization Authority;
Series 2013 TE, RB	5.00%	12/15/2033	$1,430	$ 1,524,057
Series 2016 B, Ref. RB	5.00%	12/15/2024	2,110	2,177,058
Series 2017, RB	5.00%	06/15/2024	825	835,112
Valley Health Development Corp. (Valley Health Services); Series 2000 A, Ref. RB (CEP - GNMA)	6.75%	05/20/2022	10	10,050
Westchester County Local Development Corp.; Series 2021, Ref. RB(c)	2.88%	07/01/2026	10,000	9,857,007
Western Nassau County Water Authority (Green Bonds);
Series 2021 A, RB	4.00%	04/01/2034	1,240	1,446,763
Series 2021 A, RB	4.00%	04/01/2035	1,225	1,425,330
Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(c)	3.00%	12/01/2026	1,285	1,255,429
White Plains Housing Development Corp. (Battle Hill Houses, Section 8 Assisted); Series 1996 A, Ref. RB (CEP - Federal Housing Administration)	6.65%	02/01/2025	25	26,330
Yonkers (City of), NY Industrial Development Agency (Monastery Manor Associates, L.P.); Series 2005, RB(a)	5.00%	04/01/2025	1,190	1,194,538
Yonkers Economic Development Corp. (Lamartine/Warburton LLC - Charter School of Educational Excellence); Series 2019 A, RB	4.00%	10/15/2029	200	209,959
				1,692,721,436

Puerto Rico-9.67%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	13,355	13,707,941
Series 2002, RB	5.50%	05/15/2039	38,385	39,392,410
Puerto Rico (Commonwealth of);
Series 1998, GO Bonds(g)	5.00%	07/01/2028	25	24,750
Series 2007 A, GO Bonds(g)	5.00%	07/01/2024	165	165,206
Series 2007 A, GO Bonds(g)	5.25%	07/01/2029	15	15,094
Series 2007 A, Ref. GO Bonds(g)	5.50%	07/01/2023	5,000	5,050,000
Series 2011 E, Ref. GO Bonds(g)	5.38%	07/01/2030	1,400	1,372,000
Series 2012 A, Ref. GO Bonds(g)	5.50%	07/01/2026	240	228,000
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, RB(d)	5.25%	07/01/2024	7,750	7,861,640
Puerto Rico (Commonwealth of) Convention Center District Authority; Series 2006 A, RB (INS - FGIC)(b)(j)	5.00%	07/01/2023	150	147,375
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(b)	5.00%	07/01/2024	500	502,859
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2022	50	50,311
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	280	281,601
Series 2005 SS, Ref. RB (INS - NATL)(b)	5.00%	07/01/2022	100	100,623
Series 2005 SS, Ref. RB (INS - NATL)(b)	5.00%	07/01/2023	830	834,901
Series 2008 WW-RSA-1, RB(g)	5.25%	07/01/2025	5,000	5,181,250
Series 2010 DDD, Ref. RB(g)	5.00%	07/01/2022	100	103,125
Series 2016 E-4, RB(g)	10.00%	07/01/2022	500	548,579
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 D, RB (INS - AGM)(b)	5.00%	07/01/2027	835	841,263
Series 2003, RB(g)	5.75%	07/01/2022	7,995	1,319,175
Series 2003, RB(g)	5.00%	07/01/2023	135	22,275
Series 2003, RB(g)	5.00%	07/03/2028	90	14,850
Series 2005 K, RB(g)	5.00%	07/01/2024	7,760	4,675,400
Series 2005 K, RB(g)	5.00%	07/01/2025	14,545	8,763,362
Puerto Rico (Commonwealth of) Highway & Transportation Authority (Puerto Rico State Infrastructure Bank);
Series 1998, RB(g)	5.00%	07/01/2022	90	14,850
Series 1998, RB(g)	5.00%	07/01/2028	425	70,127
Series 1998, RB (INS - NATL)(b)	5.00%	07/01/2028	50	50,591
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority;
Series 2000, RB(a)	6.63%	06/01/2026	20,400	21,114,000
Series 2012, Ref. RB	5.00%	10/01/2022	415	423,649
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.00%	04/01/2022	650	660,369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico-(continued)
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(b)	4.75%	08/01/2022	$20	$ 20,100
Series 2002 A, RB (INS - AGM)(b)	5.00%	08/01/2027	500	507,388
Series 2005 A, RB	5.25%	08/01/2024	10,000	10,015,000
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2002 D, RB(g)	5.13%	07/01/2024	275	302,844
Series 2004 S-1, RB(g)	5.25%	07/01/2029	10,000	11,075,000
Series 2007 M, Ref. RB(g)	6.25%	07/01/2023	1,270	1,457,326
Series 2007 M-1, Ref. RB(g)	5.75%	07/01/2049	50	55,938
Series 2007 M-2, Ref. RB(e)(g)	10.00%	07/01/2033	1,400	1,673,000
Series 2007 N, RB(g)	5.50%	07/01/2025	30	33,563
Series 2009 P, Ref. RB(g)	6.25%	07/01/2026	50	56,938
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-2, Ref. RB (INS - AMBAC)(b)	10.00%	07/01/2035	1,250	1,290,326
Puerto Rico Public Finance Corp.; Series 2011 A, RB(g)	6.50%	08/01/2028	105,030	6,039,225
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(k)	0.00%	07/01/2024	220	209,376
Series 2018 A-1, RB(k)	0.00%	07/01/2027	5,930	5,256,772
Series 2018 A-1, RB(k)	0.00%	07/01/2031	10,000	7,809,734
Series 2018 A-1, RB(k)	0.00%	07/01/2033	665	484,333
Series 2018 A-1, RB	4.50%	07/01/2034	487	526,417
Series 2018 A-1, RB	4.55%	07/01/2040	246	272,524
Series 2018 A-1, RB(k)	0.00%	07/01/2046	1	325
Series 2018 A-1, RB(k)	0.00%	07/01/2051	1	235
Series 2018 A-1, RB	4.75%	07/01/2053	1,809	2,000,654
Series 2018 A-1, RB	5.00%	07/01/2058	2,074	2,325,891
Series 2019 A-2, RB	4.33%	07/01/2040	2,504	2,741,965
Series 2019 A-2, RB	4.54%	07/01/2053	75	82,024
Series 2019 A-2, RB	4.78%	07/01/2058	1,004	1,110,413
Series 2019 A-2B, RB	4.55%	07/01/2040	672	744,455
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2022	8,500	8,478,750
Series 2006 Q, RB	5.00%	06/01/2023	7,410	7,372,950
Series 2006 Q, RB	5.00%	06/01/2030	300	294,750
				185,775,792

Guam-0.70%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	2,840	3,081,967
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2024	200	204,099
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2025	3,185	3,250,443
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2026	2,690	2,745,725
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2030	4,000	4,084,295
				13,366,529

Virgin Islands-0.69%
Tobacco Settlement Financing Corp.; Series 2001, RB	5.00%	05/15/2031	425	425,988
Virgin Islands (Government of) (Matching Fund Loan Note - Diago); Series 2009 A, RB	6.75%	10/01/2037	660	665,830
Virgin Islands (Government of) Public Finance Authority;
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2023	3,380	3,435,264
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2024	850	863,792
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2025	3,760	3,820,880
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2026	1,715	1,742,810
Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note); Series 2015, RB(c)	5.00%	09/01/2033	1,500	1,650,396
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note);
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2027	50	50,812
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2028	280	284,539
Series 2012, Ref. RB (INS - AGM)(b)	4.00%	10/01/2022	105	106,430

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands-(continued)
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Notes); Series 2009 C, Ref. RB	5.00%	10/01/2022	$5	$4,995
Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2003, RB (INS - AMBAC)(b)	4.50%	07/01/2028	125	125,307
				13,177,043

Northern Mariana Islands-0.07%
Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds	5.00%	06/01/2030	1,415	1,347,386
Total Municipal Obligations (Cost $1,994,759,062)				1,906,388,186

			Shares
Common Stocks & Other Equity Interests-0.14%
New York-0.14%
CMS Liquidating Trust; (Cost $6,838,400)(l)(m)			2,137	2,671,250
TOTAL INVESTMENTS IN SECURITIES(n) -99.38% (Cost $2,001,597,462)				1,909,059,436
OTHER ASSETS LESS LIABILITIES-0.62%				11,962,029
NET ASSETS-100.00%				$1,921,021,465

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
CPI	- Consumer Price Index
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.

(b)	Principal and/or interest payments are secured by the bond insurance company listed.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $64,886,870, which represented 3.38% of the Fund’s Net Assets.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(f)	Restricted security. The aggregate value of these securities at February 28, 2022 was $2,950,510, which represented less than 1% of the Fund’s Net Assets.

(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $48,340,042, which represented 2.52% of the Fund’s Net Assets.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.

(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(j)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.

(k)	Zero coupon bond issued at a discount.

(l)	Non-income producing security.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(n)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	7.40%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $2,001,597,462)	$1,909,059,436

Cash	13,763,142

Receivable for:
Investments sold	340,000

Fund shares sold	938,316

Interest	21,599,181

Investments matured, at value (Cost $15,659,640)	11,255,054

Investment for trustee deferred compensation and retirement plans	263,438

Other assets	365,819

Total assets	1,957,584,386

Liabilities:
Payable for:
Investments purchased	31,340,412

Dividends	1,367,086

Fund shares reacquired	2,693,872

Accrued fees to affiliates	689,819

Accrued interest expense	2,951

Accrued trustees’ and officers’ fees and benefits	5,275

Accrued other operating expenses	68,686

Trustee deferred compensation and retirement plans	394,820

Total liabilities	36,562,921

Net assets applicable to shares outstanding	$1,921,021,465

Net assets consist of:

Shares of beneficial interest	$2,407,942,540

Distributable earnings (loss)	(486,921,075)

$1,921,021,465

Net Assets:
Class A	$1,491,165,051

Class C	$90,290,403

Class Y	$339,209,171

Class R6	$356,840

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	499,595,820

Class C	30,442,848

Class Y	113,625,945

Class R6	119,403

Class A:
Net asset value per share	$2.98

Maximum offering price per share (Net asset value of $2.98 ÷ 97.50%)	$3.06

Class C:
Net asset value and offering price per share	$2.97

Class Y:
Net asset value and offering price per share	$2.99

Class R6:
Net asset value and offering price per share	$2.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$52,511,244

Expenses:
Advisory fees	7,431,102

Administrative services fees	263,309

Custodian fees	8,496

Distribution fees:
Class A	3,644,794

Class C	919,396

Interest, facilities and maintenance fees	771,370

Transfer agent fees – A, C and Y	1,065,540

Transfer agent fees – R6	64

Trustees’ and officers’ fees and benefits	46,168

Registration and filing fees	71,075

Reports to shareholders	23,393

Professional services fees	249,092

Other	41,607

Total expenses	14,535,406

Less: Expense offset arrangement(s)	(333)

Net expenses	14,535,073

Net investment income	37,976,171

Realized and unrealized gain (loss) from:

Net realized gain (loss) from unaffiliated investment securities	(2,949,801)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(21,739,934)

Net realized and unrealized gain (loss)	(24,689,735)

Net increase in net assets resulting from operations	$13,286,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$37,976,171	$46,589,625

Net realized gain (loss)	(2,949,801)	(1,294,246)

Change in net unrealized appreciation (depreciation)	(21,739,934)	(44,193,322)

Net increase in net assets resulting from operations	13,286,436	1,102,057

Distributions to shareholders from distributable earnings:
Class A	(40,441,493)	(38,600,056)

Class C	(1,813,175)	(3,189,341)

Class Y	(9,022,984)	(7,253,285)

Class R6	(7,199)	(6,365)

Total distributions from distributable earnings	(51,284,851)	(49,049,047)

Share transactions-net:
Class A	109,383,054	76,835,997

Class C	103,636	(98,360,991)

Class Y	85,753,281	30,889,591

Class R6	195,538	41,534

Net increase in net assets resulting from share transactions	195,435,509	9,406,131

Net increase (decrease) in net assets	157,437,094	(38,540,859)

Net assets:
Beginning of year	1,763,584,371	1,802,125,230

End of year	$1,921,021,465	$1,763,584,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Rochester® Limited Term New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$3.04	$0.06	$(0.04)	$0.02	$(0.08)	$2.98	0.74%	$1,491,165	0.78%		0.78%		0.74%		2.01%		12%
Year ended 02/28/21	3.12	0.08	(0.07)	0.01	(0.09)	3.04	0.29 (d)	1,411,111	0.87	(d)	0.87	(d)	0.76	(d)	2.75	(d)	17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.45	1,370,661	0.76	(e)	0.90	(e)	0.76	(e)	2.67	(e)	1
Year ended 12/31/19	2.95	0.09	0.12	0.21	(0.10)	3.06	7.27	1,338,074	0.75		0.90		0.75		2.91		11
Year ended 12/31/18	2.76	0.08	0.20	0.28	(0.09)	2.95	10.38	1,168,856	0.85		1.03		0.85		2.77		36
Year ended 12/31/17	2.95	0.08	(0.18)	(0.10)	(0.09)	2.76	(3.51)	1,198,772	0.82		0.96		0.82		2.85		9
Class C
Year ended 02/28/22	3.02	0.04	(0.03)	0.01	(0.06)	2.97	0.31	90,290	1.53		1.53		1.49		1.26		12
Year ended 02/28/21	3.10	0.06	(0.07)	(0.01)	(0.07)	3.02	(0.47)	91,938	1.63		1.63		1.52		1.99		17
Two months ended 02/29/20	3.04	0.01	0.06	0.07	(0.01)	3.10	2.34	195,347	1.51	(e)	1.65	(e)	1.51	(e)	1.92	(e)	1
Year ended 12/31/19	2.93	0.06	0.13	0.19	(0.08)	3.04	6.51	197,113	1.51		1.66		1.51		2.15		11
Year ended 12/31/18	2.74	0.06	0.20	0.26	(0.07)	2.93	9.63	377,338	1.61		1.79		1.61		2.02		36
Year ended 12/31/17	2.93	0.06	(0.18)	(0.12)	(0.07)	2.74	(4.27)	432,706	1.57		1.71		1.57		2.13		9
Class Y
Year ended 02/28/22	3.04	0.07	(0.03)	0.04	(0.09)	2.99	1.33	339,209	0.53		0.53		0.49		2.26		12
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.53	260,365	0.63		0.63		0.52		2.99		17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.49	235,989	0.51	(e)	0.65	(e)	0.51	(e)	2.92	(e)	1
Year ended 12/31/19	2.95	0.10	0.12	0.22	(0.11)	3.06	7.53	224,615	0.51		0.66		0.51		3.15		11
Year ended 12/31/18	2.76	0.09	0.20	0.29	(0.10)	2.95	10.65	170,457	0.60		0.78		0.60		3.02		36
Year ended 12/31/17	2.95	0.09	(0.18)	(0.09)	(0.10)	2.76	(3.28)	142,546	0.57		0.71		0.57		3.04		9
Class R6
Year ended 02/28/22	3.04	0.07	(0.03)	0.04	(0.09)	2.99	1.36	357	0.50		0.50		0.46		2.29		12
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.59	170	0.57		0.57		0.46		3.05		17
Two months ended 02/29/20	3.06	0.02	0.06	0.08	(0.02)	3.12	2.50	128	0.48	(e)	0.62	(e)	0.48	(e)	2.95	(e)	1
Period ended 12/31/19(f)	3.05	0.06	0.02	0.08	(0.07)	3.06	2.79	125	0.47	(e)	0.62	(e)	0.47	(e)	3.20	(e)	11

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.

(e)	Annualized.

(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Rochester® Limited Term New York Municipal Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Rochester® Limited Term New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

27	Invesco Rochester® Limited Term New York Municipal Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

28	Invesco Rochester® Limited Term New York Municipal Fund

K.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $100 million	0.500%
Next $150 million	0.450%
Next $1.75 billion	0.400%
Next $3 billion	0.390%
Next $5 billion	0.380%
Over $10 billion	0.370%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.82%, 1.57%, 0.57% and 0.47%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Advisor did not waive fees under this agreement during the period.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

29	Invesco Rochester® Limited Term New York Municipal Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $29,937 in front-end sales commissions from the sale of Class A shares and $61,548 and $15,081 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$1,906,388,186	$–	$1,906,388,186

Common Stocks & Other Equity Interests	–	–	2,671,250	2,671,250

Total Investments in Securities	–	1,906,388,186	2,671,250	1,909,059,436

Other Investments - Assets

Investments Matured	–	11,255,031	23	11,255,054

Total Investments	$–	$1,917,643,217	$2,671,273	$1,920,314,490

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $333.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $3,791,507 with an average interest rate of 0.10%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2022, the Fund had no borrowings outstanding under this agreement.

30	Invesco Rochester® Limited Term New York Municipal Fund

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $0 and 0.00%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$299,464	$315,481

Ordinary income-tax-exempt	50,985,387	48,733,566

Total distributions	$51,284,851	$49,049,047

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$26,151,095

Net unrealized appreciation (depreciation) – investments	(110,602,216)

Temporary book/tax differences	(383,087)

Capital loss carryforward	(402,086,867)

Shares of beneficial interest	2,407,942,540

Total net assets	$1,921,021,465

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$30,267,793	$371,819,074	$402,086,867

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $486,134,502 and $217,472,632, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$52,452,854

Aggregate unrealized (depreciation) of investments	(163,055,070)

Net unrealized appreciation (depreciation) of investments	$(110,602,216)

Cost of investments for tax purposes is $2,030,916,706.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was decreased by $14,642, undistributed net realized gain (loss) was increased by $9,962 and shares of beneficial interest was increased by $4,680. This reclassification had no effect on the net assets of the Fund.

31	Invesco Rochester® Limited Term New York Municipal Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	83,000,870	$253,944,918	46,187,433	$140,294,827

Class C	9,246,181	28,133,355	6,472,738	19,528,805

Class Y	45,690,848	139,622,882	27,304,244	83,026,423

Class R6	100,534	309,343	48,471	144,395

Issued as reinvestment of dividends:
Class A	8,477,779	25,886,899	8,037,744	24,283,302

Class C	419,124	1,272,164	713,525	2,137,307

Class Y	1,828,376	5,582,094	1,519,526	4,590,627

Class R6	1,357	4,142	1,208	3,649

Automatic conversion of Class C shares to Class A shares:
Class A	4,663,408	14,272,392	31,179,846	95,038,322

Class C	(4,692,568)	(14,272,392)	(31,377,094)	(95,038,322)

Reacquired:
Class A	(60,457,166)	(184,721,155)	(60,501,255)	(182,780,454)

Class C	(4,949,553)	(15,029,491)	(8,339,530)	(24,988,781)

Class Y	(19,476,624)	(59,451,695)	(18,819,655)	(56,727,459)

Class R6	(38,434)	(117,947)	(34,766)	(106,510)

Net increase in share activity	63,814,132	$195,435,509	2,392,435	$9,406,131

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

32	Invesco Rochester® Limited Term New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Limited Term New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Limited Term New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the two months ended February 29, 2020 and the year ended December 31, 2019 for Class A, Class C and Class Y
For each of the two years in the period ended February 28, 2022, the two months ended February 29, 2020 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® Limited Term New York Municipal Fund (subsequently renamed Invesco Rochester® Limited Term New York Municipal Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33	Invesco Rochester® Limited Term New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$983.10	$3.79	$1,020.98	$3.86	0.77%
Class C	1,000.00	982.40	7.47	1,017.26	7.60	1.52
Class Y	1,000.00	987.50	2.56	1,022.22	2.61	0.52
Class R6	1,000.00	987.70	2.41	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

34	Invesco Rochester® Limited Term New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.42%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. /Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Rochester® Limited Term New York Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTNYM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Rochester® Municipal Opportunities Fund
Nasdaq:
A: ORNAX ∎ C: ORNCX ∎ Y: ORNYX ∎ R5: IORHX ∎ R6: IORYX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

44	Financial Statements

47	Financial Highlights

48	Notes to Financial Statements

54	Report of Independent Registered Public Accounting Firm

55	Fund Expenses

56	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Rochester® Municipal Opportunities Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond High Yield Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.95%
Class C Shares	1.15
Class Y Shares	2.20
Class R5 Shares	2.06
Class R6 Shares	2.02
S&P Municipal Bond High Yield Index▼*	2.21
Bloomberg Municipal Bond Index▼*	-0.66
Custom Invesco Rochester Municipal Opportunities Index∎	1.65
U.S. Consumer Price Index◆	7.87
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Bloomberg LP

*  Effective July 30, 2021, the Fund changed its benchmark from the Bloomberg Municipal Bond Index to the S&P Municipal Bond High Yield Index. This change was made to better align with the Fund’s risk profile.

Market conditions and your Fund

The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global coronavirus (COVID-19) pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.1

The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.2

This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s $486 billion.3 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.3 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.4 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.5 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.1

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.6

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection and an underweight allocation to non-rated† bonds contributed to the Fund’s performance relative to its benchmark. At the sector level, security selection and underweight exposure among the multi-family housing sector contributed to the Fund’s relative performance. On the state level, security selection and an overweight exposure to Puerto Rico bonds contributed to the Fund’s relative performance.

    An overweight allocation to bonds 7.00-8.99 years in duration detracted from the Fund’s performance relative to its benchmark during the fiscal year. Security selection among the local general obligation sector detracted from the Fund’s performance relative to the benchmark during the fiscal year. On the state level, an underweight exposure to Pennsylvania domiciled bonds was detractive from the Fund’s relative results.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its

2	Invesco Rochester® Municipal Opportunities Fund

benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Rochester® Municipal Opportunities Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: CNN

3	Source: JP Morgan

4	Source: US Federal Reserve

5	Source: Financial Oversight and Management Board for Puerto Rico

6	Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Rochester® Municipal Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/29/12

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Bloomberg LP

*Effective July 30, 2021 the Fund changed its benchmark from the Bloomberg Municipal Bond Index to the S&P Municipal Bond High Yield Index. This change was made to better align with the Fund’s risk profile.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® Municipal Opportunities Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (10/1/93)	4.80%
10 Years	6.27
5 Years	5.97
1 Year	-2.33

Class C Shares
Inception (8/29/95)	4.82%
10 Years	6.13
5 Years	6.17
1 Year	0.17

Class Y Shares
Inception (11/29/10)	7.51%
10 Years	6.96
5 Years	7.15
1 Year	2.20

Class R5 Shares
10 Years	6.84%
5 Years	7.09
1 Year	2.06

Class R6 Shares
10 Years	6.82%
5 Years	7.03
1 Year	2.02

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester High Yield Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® High Yield Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® Municipal Opportunities Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® Municipal Opportunities Fund

Supplemental Information

Invesco Rochester® Municipal Opportunities Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The CustomInvesco Rochester Municipal Opportunities Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® Municipal Opportunities Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	81.86%
General Obligation Bonds	15.12
Pre-Refunded Bonds	3.02

Top Five Debt Holdings

% of total net assets

1. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.60%

2. Children’s Trust Fund, Series 2002, RB	1.22

3. California (State of), Series 2007, Ref. GO Bonds	1.05

4. California (State of) County Tobacco Securitization Agency, Series 2006 A, RB	1.02

5. Miami-Dade (County of), FL Water & Sewer System, Series 2019 B, RB	0.98

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Rochester® Municipal Opportunities Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–110.30%(a)
Alabama–3.26%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority;
Series 2018 A, RB	4.00%	07/01/2043	$7,040	$ 7,632,396
Series 2018 A, RB	5.00%	07/01/2048	28,620	32,744,863
Series 2018 D, RB	5.00%	05/01/2035	1,365	1,605,596
Series 2018 D, RB	5.00%	05/01/2036	1,170	1,374,501
Series 2018, RB	5.00%	05/01/2048	12,870	15,047,882
Birmingham (City of), AL;
Series 2018 B, GO Wts.	5.00%	12/01/2036	1,700	2,032,962
Series 2018 B, GO Wts.	5.00%	12/01/2037	1,535	1,832,232
Series 2018 B, GO Wts.	5.00%	12/01/2038	1,575	1,879,347
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	5,069,177
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(b)	5.75%	10/01/2049	15,000	17,294,277
Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(c)(d)	6.75%	10/01/2046	20,045	20,600,806
Series 2013 C, Revenue Wts. (INS - AGM)(c)(d)	6.90%	10/01/2050	17,500	17,979,400
Series 2013 D, Wts.	7.00%	10/01/2051	25,000	28,385,313
Series 2013 D, Wts.	6.50%	10/01/2053	31,500	35,514,883
Series 2013 F, Revenue Wts.(c)	7.50%	10/01/2039	21,895	22,478,077
Series 2013 F, Revenue Wts.(c)	7.75%	10/01/2046	30,000	30,797,979
Series 2013 F, Revenue Wts.(c)	7.90%	10/01/2050	24,050	24,685,574
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.25%	08/01/2030	500	512,937
Series 2016 A, RB	5.50%	08/01/2035	1,300	1,330,874
Mobile (County of), AL (Gomessa); Series 2020, RB(e)	4.00%	11/01/2045	2,590	2,665,751
Muscle Shoals, Sheffield & Tuscumbia Solid Waste Disposal Authority (Cherokee Industrial Landfill);
Series 2020 A, RB(b)(e)	6.00%	05/01/2040	6,000	6,551,083
Series 2020 B, RB(e)	8.00%	05/01/2029	1,780	1,825,256
Southeast Energy Authority A Cooperative District No. 2; Series 2021 B, RB	4.00%	06/01/2031	1,850	2,113,572
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	5.25%	05/01/2044	13,365	14,258,723
				296,213,461

Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.);
Series 2007 C, RB(f)	5.88%	12/01/2027	1,650	68,063
Series 2007 C, RB(f)	6.00%	12/01/2036	500	20,625
University of Alaska; Series 2015 T, RB	5.00%	10/01/2039	200	222,174
				310,862

Arizona–1.59%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2018 B, RB(e)	5.50%	07/01/2038	1,165	1,293,906
Series 2018 B, RB(e)	5.63%	07/01/2048	2,250	2,484,884
Series 2018 B, RB(e)	5.75%	07/01/2053	3,500	3,879,824
Arizona (State of) Industrial Development Authority (ACCEL Schools);
Series 2018 A, RB(e)	5.13%	08/01/2038	2,515	2,756,976
Series 2018 A, RB(e)	5.25%	08/01/2048	3,945	4,288,818
Arizona (State of) Industrial Development Authority (Franklin Phonetic Charter School);
Series 2017, Ref. RB(e)	5.50%	07/01/2037	580	613,654
Series 2017, Ref. RB(e)	5.75%	07/01/2047	680	716,876
Series 2017, Ref. RB(e)	5.88%	07/01/2052	645	682,190
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB(e)	5.00%	07/01/2054	3,000	3,083,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, RB(e)	5.25%	12/15/2038	$1,415	$ 1,556,558
Series 2018 A, RB(e)	5.50%	12/15/2048	2,260	2,485,696
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(d)	5.00%	06/01/2049	2,250	2,610,608
Arizona (State of) Transportation Board; Series 2016, Ref. RB	5.00%	07/01/2022	105	106,522
Cadence Community Facilities District (Assessment District No. 1); Series 2019, RB	4.50%	07/01/2043	445	462,148
East San Luis (City of), AZ Community Facilities District (Assessment Area One);
Series 2007, RB(g)	6.38%	01/01/2028	650	601,568
Series 2009, Ref. RB(f)(g)	8.50%	01/01/2028	140	91,000
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2045	3,100	3,199,023
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools);
Series 2018 A, RB	5.00%	02/15/2038	500	562,737
Series 2018 A, RB	5.00%	02/15/2048	1,200	1,334,640
Maricopa (County of), AZ Industrial Development Authority (Christian Care Surprise, Inc.); Series 2016, RB(e)	6.00%	01/01/2048	11,475	10,136,391
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona);
Series 2017 C, RB	5.00%	07/01/2037	220	249,072
Series 2017 C, RB	5.00%	07/01/2048	405	452,609
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.25%	07/01/2024	137	137,253
Merrill Ranch Community Facilities District No. 2; Series 2016, GO Bonds	5.25%	07/15/2040	810	897,671
Merrill Ranch Community Facilities District No. 2 (Assessment Area One);
Series 2006, RB	5.25%	07/01/2024	126	126,233
Series 2006, RB	5.30%	07/01/2030	397	397,526
Parkway Community Facilities District;
Series 2006, GO Bonds	5.30%	07/15/2025	345	327,849
Series 2006, GO Bonds	5.35%	07/15/2031	350	307,063
Phoenix (City of), AZ Industrial Development Authority (Downtown Phoenix Student Housing, LLC-Arizona State University); Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,131,736
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	1,605	1,606,282
Phoenix (City of), AZ Industrial Development Authority (Freedom Academy, Inc.); Series 2016, RB(e)	5.50%	07/01/2046	4,135	4,502,583
Phoenix (City of), AZ Industrial Development Authority (Gourmet Boutique West LLC); Series 2007 B, IDR (Acquired 03/01/2007-03/20/2019; Cost $2,425,000)(b)(h)	5.88%	11/01/2037	2,585	2,291,516
Phoenix (City of), AZ Industrial Development Authority (Leman Academy of Excellence - Oro Valley);
Series 2019 A, RB(e)	5.00%	07/01/2049	595	603,006
Series 2019 A, RB(e)	5.00%	07/01/2054	530	537,043
Phoenix (City of), AZ Industrial Development Authority (Vista College Preparatory); Series 2018 A, RB	5.00%	07/01/2048	1,185	1,337,294
Phoenix Civic Improvement Corp.; Series 2018, RB(b)	5.00%	07/01/2048	10,000	11,466,456
Pima (County of), AZ Industrial Development Authority; Series 2021, RB(e)	5.00%	07/01/2056	2,310	2,414,991
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(e)	5.63%	06/15/2045	2,250	2,422,435
Series 2017, RB(e)(i)	5.00%	06/15/2052	2,970	3,006,591
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	3,285	3,348,759
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.);
Series 2017 A, Ref. RB(i)(j)	5.00%	06/15/2025	1,550	1,751,257
Series 2017 C, RB(i)(j)	5.00%	06/15/2025	2,830	3,197,456
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.50%	09/01/2046	2,400	2,502,681
Pima (County of), AZ Industrial Development Authority (Milestones Charter School Refunding); Series 2017 A, Ref. RB(e)	6.50%	11/01/2047	5,530	5,663,203
Pima (County of), AZ Industrial Development Authority (P.L.C. Charter Schools);
Series 2016, Ref. RB(e)	6.00%	12/01/2036	3,315	3,573,586
Series 2016, Ref. RB(e)	6.00%	12/01/2046	6,310	6,712,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The));
Series 2015, RB(e)	6.00%	07/01/2035	$1,025	$ 1,092,216
Series 2015, RB(e)	6.13%	07/01/2045	3,310	3,498,514
Series 2019, RB	5.13%	07/01/2039	650	670,303
Series 2019, RB	5.25%	07/01/2049	810	831,821
Pinal (County of), AZ Industrial Development Authority; Series 2021 C, RB(b)(c)(e)	5.50%	10/01/2033	20,560	20,541,521
Pinal (County of), AZ Industrial Development Authority (Green Bonds); Series 2021 B, RB(b)(c)	5.50%	10/01/2033	5,853	5,847,739
Pinal (County of), AZ Industrial Development Authority (San Manuel Facility); Series 2006, RB(b)	6.25%	06/01/2026	430	443,854
Show Low Bluff Community Facilities District (Assessment Area One); Series 2007, RB(e)	5.60%	07/01/2031	191	182,434
Southside Community Facilities District No. 1; Series 2008, RB(g)	7.25%	07/01/2032	992	873,175
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(e)	6.00%	10/01/2037	1,010	1,077,832
Series 2017 A, RB(e)	6.13%	10/01/2052	2,360	2,494,840
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds(e)	6.00%	07/15/2027	1,800	1,856,156
Series 2013 B, GO Bonds(e)	5.70%	07/15/2029	675	691,196
Series 2013 B, GO Bonds(e)	6.00%	07/15/2033	610	623,775
				144,638,195

Arkansas–0.05%
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(g)	6.25%	02/01/2038	4,665	4,665,000

California–15.64%
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1); Series 2000 A, RB	6.20%	05/01/2031	155	155,340
California (County of), CA Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, RB(k)	0.00%	06/01/2055	212,950	18,125,963
California (State of);
Series 2007, Ref. GO Bonds (INS - AGM)(d)	5.25%	08/01/2032	72,335	94,948,823
Series 2019, GO Bonds	5.00%	04/01/2049	3,200	3,825,644
Series 2020, Ref. GO Bonds(l)	4.00%	03/01/2037	12,500	14,292,014
Series 2020, Ref. GO Bonds(l)	4.00%	03/01/2038	15,000	17,119,370
Series 2020, Ref. GO Bonds(l)	4.00%	03/01/2040	13,000	14,787,156
Series 2021, Ref. GO Bonds	5.00%	09/01/2031	35,000	44,949,149
Series 2021, Ref. GO Bonds	5.00%	09/01/2041	59,500	75,328,018
Series 2021, Ref. GO Bonds	4.00%	10/01/2041	20,850	23,845,757
California (State of) Community Choice Financing Authority (Green Bonds); Series 2021 B-1, RB(j)	4.00%	08/01/2031	40,000	45,610,880
California (State of) County Tobacco Securitization Agency;
Series 2006 A, RB(k)	0.00%	06/01/2050	520,920	92,886,964
Series 2006 B, RB(k)	0.00%	06/01/2050	107,400	16,697,800
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	2,110	2,141,953
Series 2002, RB	6.00%	06/01/2042	19,120	19,409,546
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2002, RB	6.13%	06/01/2038	5,000	5,002,310
Series 2006 A, RB(k)	0.00%	06/01/2046	127,310	27,013,132
Series 2006 B, RB(k)	0.00%	06/01/2046	33,920	6,946,202
Series 2006 C, RB(k)	0.00%	06/01/2055	215,100	21,840,910
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	5,510	5,516,951
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	585	660,985
California (State of) Infrastructure & Economic Development Bank; Series 2019, RB(l)	5.00%	05/15/2052	31,530	36,797,638
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(b)	5.00%	12/31/2043	10,800	12,356,105
Series 2018 A, RB(b)	5.00%	12/31/2047	2,750	3,129,596
Series 2018 B, RB(b)	5.00%	06/01/2048	2,575	2,924,066
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2017, RB (Acquired 08/15/2017; Cost $3,000,000)(b)(e)(f)(h)	8.00%	12/01/2027	3,000	180,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 09/15/2017-02/12/2019; Cost $5,125,317)(b)(e)(f)(h)	7.50%	07/01/2032	$6,075	$ 3,645,000
Series 2017, RB (Acquired 05/25/2017-07/17/2018; Cost $15,389,964)(b)(e)(f)(h)	8.00%	07/01/2039	14,995	8,997,000
Series 2020, RB (Acquired 10/06/2020; Cost $953,769)(b)(e)(h)	7.50%	07/01/2032	2,650	2,252,500
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(e)	6.50%	07/01/2050	4,130	4,492,831
California (State of) School Finance Authority (Grimmway Schools); Series 2016 A, RB(e)	5.25%	07/01/2051	5,945	6,413,951
California (State of) School Finance Authority (Kepler Neighborhood School);
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(e)	5.00%	05/01/2027	360	376,273
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(e)	5.75%	05/01/2037	900	973,643
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(e)	5.88%	05/01/2047	1,230	1,319,951
California (State of) School Finance Authority (Rocketship Education);
Series 2017 A, RB(e)	5.13%	06/01/2047	595	637,187
Series 2017 A, RB(e)	5.25%	06/01/2052	665	714,054
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(e)	5.25%	07/01/2052	1,450	1,497,059
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	7,355	7,658,017
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	6.00%	05/01/2037	4,405	4,487,476
Series 2002 B, RB	6.00%	05/01/2043	12,035	12,260,363
Series 2002, RB	6.00%	05/01/2043	100	101,872
Del Mar Race Track Authority; Series 2015, Ref. RB	5.00%	10/01/2038	4,075	4,076,227
Fresno Unified School District; Series 2016 B, Ref. GO Bonds(k)	0.00%	08/01/2042	7,780	3,921,002
Garden Grove Unified School District (Election of 2016); Series 2019, GO Bonds	4.00%	08/01/2048	4,625	5,084,787
Golden State Tobacco Securitization Corp.;
Series 2007 A-2, RB(i)(j)	5.30%	06/01/2022	22,335	22,597,742
Series 2017 A-1, Ref. RB(i)(j)	5.00%	06/01/2027	555	651,529
Lathrop (City of), CA (Community Facilities District No. 03- 2); Series 2003, RB	7.00%	09/01/2033	1,015	1,018,750
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(b)	5.00%	05/15/2043	4,000	4,608,571
Los Angeles (City of), CA Community Facilities District No. 8 (Legends at Cascades); Series 2010, RB(i)(j)	5.75%	03/01/2022	1,625	1,625,000
Los Angeles (City of), CA Department of Airports;
Series 2018 C, RB(b)(l)	5.00%	05/15/2044	55,750	63,988,936
Series 2018, Ref. RB(b)(l)	5.00%	05/15/2043	25,000	29,200,215
Series 2020 C, RB(b)	4.00%	05/15/2050	25,000	27,180,903
Series 2021 A, Ref. RB(b)	5.00%	05/15/2046	5,000	5,989,440
Series 2021 D, Ref. RB(b)	4.00%	05/15/2046	10,000	11,021,053
Series 2021 D, Ref. RB(b)	4.00%	05/15/2051	40,000	43,868,288
Series 2022 A, RB(b)	5.00%	05/15/2045	4,110	5,007,907
Series 2022 B, RB	4.00%	05/15/2048	23,005	26,002,287
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(b)	5.00%	05/15/2035	1,000	1,167,093
Series 2018 A, RB(b)	5.00%	05/15/2036	1,385	1,604,781
Los Angeles (City of), CA Department of Water & Power;
Series 2017 A, RB	5.00%	07/01/2047	10,000	11,440,598
Series 2022, RB	5.00%	07/01/2051	15,000	18,380,736
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building);
Series 2018 A, RB(i)(j)	5.00%	12/01/2028	3,075	3,729,812
Series 2018 A, RB	5.00%	12/01/2043	13,345	16,054,339
Series 2018 A, RB	5.00%	12/01/2051	4,800	5,727,382
Los Angeles Unified School District;
Series 2020 C, GO Bonds	4.00%	07/01/2040	10,000	11,361,487
Series 2020 RYQ, GO Bonds	4.00%	07/01/2044	10,000	11,277,300
Maywood (City of), CA Public Financing Authority (Infrastructure Refinancing); Series 2008 A, Ref. RB	7.00%	09/01/2038	255	255,063
Morongo Band of Mission Indians (The); Series 2018 A, RB(e)	5.00%	10/01/2042	4,500	5,134,654
Placer (County of), CA (Placer Corporate Center Assessment District No. 1); Series 2000, RB	6.50%	09/02/2030	45	45,586
Placer (County of), CA Community Facilities District;
Series 2021, RB	4.00%	09/01/2046	2,450	2,607,140
Series 2021, RB	4.00%	09/01/2051	3,270	3,468,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Regional Airports Improvement Corp. (Los Angeles International Airport - Continental Airlines, Inc. Cargo Facilities); Series 1994, RB(b)	9.25%	08/01/2024	$4,305	$ 4,332,095
Rialto (City of), CA Redevelopment Agency Successor Agency; Series 2018, Ref. RB	5.00%	09/01/2037	3,975	4,709,500
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2048	10,000	11,523,568
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	5.00%	08/15/2050	30,000	36,597,288
San Diego (County of), CA Regional Airport Authority;
Series 2021 A, RB	4.00%	07/01/2056	14,000	15,502,105
Series 2021 A, RB	5.00%	07/01/2056	7,500	9,022,763
Series 2021 B, RB(b)	5.00%	07/01/2051	6,000	7,087,004
Series 2021 B, RB(b)	4.00%	07/01/2056	17,750	19,077,476
Series 2021 B, RB(b)	5.00%	07/01/2056	25,540	30,006,417
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2018 D, RB(b)	5.00%	05/01/2048	4,700	5,372,433
Second Series 2022 A, Ref. RB(b)	4.00%	05/01/2052	5,750	6,291,701
Series 2019 E, RB(b)	5.00%	05/01/2050	58,000	66,464,514
Series 2021 A, Ref. RB(b)	5.00%	05/01/2031	12,095	14,768,620
San Francisco (City of), CA (Green Bonds); Series 2020 A, RB	4.00%	11/01/2050	6,355	7,145,026
San Francisco (City of), CA Public Utilities Commission; Series 2020 C, RB	4.00%	11/01/2050	7,270	8,173,774
Santa Clara (County of), CA (Election of 2008); Series 2013 B, GO Bonds	4.00%	08/01/2040	15,920	16,114,517
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(k)	0.00%	06/01/2036	60,785	27,592,615
Series 2007 A, RB(k)	0.00%	06/01/2047	58,990	14,279,703
Series 2007 B, RB(k)	0.00%	06/01/2047	13,505	3,150,858
Series 2007 C, RB(k)	0.00%	06/01/2056	61,600	7,363,867
Stockton Unified School District (Election of 2008);
Series 2011 D, GO Bonds (INS - AGM)(d)(k)	0.00%	08/01/2037	6,245	4,082,107
Series 2011 D, GO Bonds (INS - AGM)(d)(k)	0.00%	08/01/2038	12,115	7,646,334
Series 2011 D, GO Bonds (INS - AGM)(d)(k)	0.00%	08/01/2041	14,735	8,357,835
Series 2011 D, GO Bonds (INS - AGM)(d)(k)	0.00%	08/01/2043	17,145	9,020,526
University of California;
Series 2020 BE, Ref. RB	4.00%	05/15/2050	5,000	5,591,617
Series 2021 BH, Ref. RB	4.00%	05/15/2051	25,000	27,996,058
University of California (Limited); Series 2021 Q, Ref. RB	5.00%	05/15/2046	25,000	30,823,035
Vacaville Unified School District; Series 2020 D, GO Bonds	4.00%	08/01/2045	1,850	2,057,088
				1,420,567,080

Colorado–5.73%
3rd and Havana Metropolitan District;
Series 2020 A, GO Bonds	4.50%	12/01/2030	2,485	2,567,402
Series 2020 A, GO Bonds	5.25%	12/01/2049	4,200	4,404,348
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	1,931,442
Amber Creek Metropolitan District;
Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	1,060,748
Series 2017 B, GO Bonds	7.75%	12/15/2047	464	469,197
Arista Metroplitan District;
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,304,984
Series 2018 A, Ref. GO Bonds	5.13%	12/01/2048	3,500	3,674,061
Aspen Street Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2050	1,075	1,069,164
Aurora Crossroads Metropolitan District No. 2;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,625	2,726,018
Series 2020 B, GO Bonds	7.75%	12/15/2050	4,500	4,510,609
Aurora Highlands Community Authority Board; Series 2021 A, Ref. RB	5.75%	12/01/2051	25,000	24,410,853
Banning Lewis Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.75%	12/01/2048	3,260	3,446,387
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,320,448
Series 2018 B, GO Bonds	8.00%	12/15/2048	500	510,856
Base Village Metropolitan District No. 2;
Series 2016 A, Ref. GO Bonds	5.75%	12/01/2046	3,100	3,197,212
Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	3,500	2,820,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Baseline Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	$2,190	$ 2,063,554
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(c)(e)	6.75%	12/01/2049	3,785	3,142,004
Belleview Village Metropolitan District; Series 2020, GO Bonds	4.95%	12/01/2050	870	902,243
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	3,000	3,169,188
Blue Lake Metropolitan District No. 3; Series 2018 A, GO Bonds	5.25%	12/01/2048	1,740	1,742,747
BNC Metropolitan District No. 1; Series 2017 B, GO Bonds	7.38%	12/15/2047	529	537,953
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	677,482
Brighton Crossing Metropolitan District No. 6; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	2,077,571
Broadway Station Metropolitan District No. 3; Series 2019, GO Bonds	5.00%	12/01/2049	1,750	1,838,287
Bromley Park Metropolitan District No. 2; Series 2018 B, Ref. GO Bonds	6.38%	12/15/2047	1,000	1,041,275
Broomfield (City & County of), CO Midcities Metropolitan District No. 2; Series 2016 B, Ref. GO Bonds	7.75%	12/15/2046	1,919	1,940,157
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	2,695	2,770,751
Canyons Metropolitan District No. 3; Series 2021, GO Bonds	5.50%	12/01/2051	15,270	14,506,221
Canyons Metropolitan District No. 5; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,500	4,656,653
Canyons Metropolitan District No. 6; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	2,000	2,069,623
Castleview Metropolitan District No. 1; Series 2021 A, GO Bonds	5.00%	12/01/2050	4,720	4,586,432
Centerra Metropolitan District No. 1; Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	4,000	4,169,357
Cherrylane Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2047	1,323	1,385,518
Series 2018 B, GO Bonds	7.38%	12/15/2047	574	580,207
Cielo Metropolitan District; Series 2021, GO Bonds	5.25%	12/01/2050	2,500	2,518,661
City Center West Commercial Metropolitan District;
Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	3,995	4,242,677
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	611,794
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	507,151
Clear Creek Transit Metropolitan District No. 2;
Series 2021 A, GO Bonds	5.00%	12/01/2041	575	598,936
Series 2021 A, GO Bonds	5.00%	12/01/2050	1,000	1,030,352
Series 2021 B, GO Bonds	7.90%	12/15/2050	1,165	1,112,683
Colliers Hill Metropolitan District No. 1; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	1,500	1,518,965
Colliers Hill Metropolitan District No. 2; Series 2022, Ref. GO Bonds	6.00%	12/15/2047	2,250	2,197,481
Colorado (State of) Health Facilities Authority; Series 2019 A, Ref. RB	4.00%	01/01/2037	3,050	3,394,687
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2049	1,500	1,534,317
Series 2021 A, RB	5.00%	05/15/2058	3,250	3,290,426
Colorado (State of) Health Facilities Authority (Commonspirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	5,190	6,026,550
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2019 B, Ref. RB	4.00%	01/01/2040	3,000	3,322,217
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	705	652,589
Colorado (State of) International Center Metropolitan District No. 3; Series 2018 B, GO Bonds	7.50%	12/15/2038	1,040	1,062,195
Colorado (State of) International Center Metropolitan District No. 8; Series 2020, GO Bonds	6.50%	12/01/2050	15,000	15,225,810
Colorado Crossing Metropolitan District No. 2;
Series 2020 A-2, GO Bonds	5.00%	12/01/2050	7,705	7,899,468
Series 2020 B, GO Bonds(e)	7.50%	12/15/2050	3,490	3,400,613
Copper Ridge Metropolitan District;
Series 2019, RB	5.00%	12/01/2039	4,250	4,388,863
Series 2019, RB	5.00%	12/01/2043	2,750	2,835,620
Copperleaf Metropolitan District No. 3;
Series 2017 A, GO Bonds(i)(j)	5.00%	12/01/2022	500	530,464
Series 2017 A, GO Bonds(i)(j)	5.13%	12/01/2022	700	743,300
Series 2017 B, GO Bonds(i)(j)	7.63%	12/15/2022	506	546,911
Country Club Highlands Metropolitan District; Series 2007, GO Bonds(g)	7.25%	12/01/2037	1,025	943,000
Creekside Village Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2039	1,260	1,328,677
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,165	2,259,439
Series 2019, GO Bonds	7.75%	12/15/2049	616	622,065
Cundall Farms Metropolitan District;
Series 2017 B, GO Bonds(i)(j)	7.38%	12/15/2022	750	808,221
Series 2017 C, GO Bonds(i)(j)	12.00%	12/15/2022	792	881,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	$4,010	$ 4,111,567
Denver (City & County of), CO;
Series 2012 B, RB	5.00%	11/15/2025	170	174,874
Series 2021 A, RB	4.00%	08/01/2051	20,000	22,481,500
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(b)	5.00%	10/01/2032	3,000	3,119,017
Denver Connection West Metropolitan District; Series 2017 A, GO Bonds	5.38%	08/01/2047	1,250	1,298,095
Denver Gateway Center Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2038	1,358	1,431,139
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,240,634
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,290	2,417,005
Deutsche Bank Spears/Lifers Trust; Series 2013, RB(l)	5.00%	01/01/2044	14,350	15,200,833
Dinosaur Ridge Metropolitan District; Series 2019 A, Ref. RB	5.00%	06/01/2049	1,260	1,310,043
Dublin North Metropolitan District No. 2; Series 2018 A, GO Bonds	5.13%	12/01/2047	1,657	1,727,104
E-86 Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2051	1,015	996,021
Eagle River Water and Sanitation District;
Series 2020 A, RB (INS - AGM)(d)	4.00%	12/01/2045	1,250	1,402,454
Series 2020 A, RB (INS - AGM)(d)	4.00%	12/01/2049	2,200	2,456,974
Elbert & Highway 86 Commercial Metropolitan District;
Series 2021 A, Ref. GO Bonds(e)	5.00%	12/01/2041	1,700	1,770,091
Series 2021 A, Ref. GO Bonds(e)	5.00%	12/01/2051	2,000	2,051,169
Series 2021 B, GO Bonds(e)	8.00%	12/15/2051	1,910	1,830,244
Elbert (County of), CO & Highway 86 Metropolitan District; Series 2016, Ref. GO Bonds(e)	5.75%	12/01/2046	2,600	2,901,176
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	3,140,923
Evan’s Place Metropolitan District; Series 2020 MDD, GO Bonds	5.00%	12/01/2050	1,575	1,646,664
First Creek Village Metropolitan District; Series 2019 B, GO Bonds	6.75%	08/01/2049	515	542,317
Fitzsimons Village Metropolitan District No. 1; Series 2020, Ref. GO Bonds	5.00%	12/01/2049	1,039	1,061,658
Fitzsimons Village Metropolitan District No. 3; Series 2021 A-2, GO Bonds	7.00%	12/01/2041	7,875	7,420,835
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(e)	6.00%	12/01/2049	2,965	3,033,932
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	974,957
Geos Neighborhood Metropolitan District; Series 2021, GO Bonds(c)	6.13%	12/01/2050	3,075	2,670,541
Grand Junction (City of), CO Dos Rios General Improvement District; Series 2021, RB(e)	4.75%	12/01/2051	3,000	2,815,668
Green Valley Ranch East Metropolitan District No. 6; Series 2020 A, GO Bonds	5.88%	12/01/2050	3,325	3,532,805
Haskins Station Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	925	962,841
Hawthorn Metropolitan District No. 2; Series 2017 C, GO Bonds	10.00%	12/15/2051	928	939,777
Highlands-Mead Metropolitan District;
Series 2020 B, GO Bonds(e)	7.75%	12/15/2050	515	516,422
Series 2020, GO Bonds	5.13%	12/01/2050	1,395	1,438,890
HM Metropolitan District No. 2; Series 2021, GO Bonds(c)	5.75%	12/01/2051	24,038	15,300,653
Home Place Metropolitan District; Series 2020 A, GO Bonds	5.75%	12/01/2050	2,340	2,479,955
Hunters Overlook Metropolitan District No. 5; Series 2019 B, GO Bonds	8.50%	12/15/2049	1,825	1,837,488
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	5,015	5,275,236
Interpark Metropolitan District; Series 2018, GO Bonds(e)	5.50%	12/01/2048	2,170	2,276,876
Interquest South Business Improvement District; Series 2017, GO Bonds	5.00%	12/01/2047	1,365	1,407,016
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	9,910	10,373,056
Jones District Community Authority Board; Series 2020 A, RB(c)	5.75%	12/01/2050	6,800	5,976,244
Karl’s Farm Metropolitan District No. 2; Series 2020 A, GO Bonds(e)	5.63%	12/01/2050	1,695	1,785,336
Karl’s Farm Metropolitan District No. 3; Series 2021, GO Bonds	5.75%	12/01/2051	6,295	6,071,297
Kinston Metropolitan District No. 5;
Series 2020 A, GO Bonds	5.13%	12/01/2050	2,900	3,002,557
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,850	3,878,574
Leyden Ranch Metropolitan District;
Series 2017 B, GO Bonds	7.00%	12/15/2047	500	505,504
Series 2017 C, GO Bonds	11.00%	12/15/2050	600	595,566
Littleton Village Metropolitan District No. 2; Series 2018, Ref. GO Bonds	7.63%	12/15/2028	1,140	1,179,201
Lochbuie Station Residential Metropolitan District;
Series 2020 A, GO Bonds	5.75%	12/01/2050	1,185	1,257,710
Series 2020 B, GO Bonds	8.00%	12/15/2050	521	525,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Meadowlark Metropolitan District;
Series 2020 A, GO Bonds	5.13%	12/01/2050	$750	$ 773,597
Series 2020 B, GO Bonds	7.63%	12/15/2050	607	608,699
Millers Landing Business Improvement District;
Series 2018 A, RB(e)	6.00%	12/01/2048	8,065	8,267,859
Series 2018 B, RB(e)	8.00%	12/01/2048	2,185	2,283,729
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,472,577
Morgan Hill Metropolitan District No. 3; Series 2021 B, GO Bonds	6.38%	12/15/2051	1,460	1,408,906
Mountain Shadows Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2046	1,000	1,035,865
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	1,022,767
North Holly Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2048	1,760	1,847,285
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	7,740,598
Painted Prairie Public Improvement Authority; Series 2019, RB	5.00%	12/01/2049	17,000	17,917,691
Penrith Park Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,705	1,778,487
Series 2019 B, GO Bonds	8.75%	12/15/2049	900	905,693
Pinon Pines Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2050	1,195	1,244,903
Powhaton Road Metropolitan District No. 2; Series 2019 A, GO Bonds	5.63%	12/01/2048	2,290	2,409,344
Prairie Farm Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2048	2,290	2,396,626
Series 2018 B, GO Bonds	7.38%	12/15/2048	1,270	1,315,128
Pronghorn Valley Metropolitan District; Series 2021 A, GO Bonds	4.00%	12/01/2051	650	617,408
Pueblo Urban Renewal Authority (Evraz); Series 2021, RB(e)	4.75%	12/01/2045	3,375	3,567,645
PV-ERU Holding Trust; Series 2019, RB(k)	0.00%	02/14/2039	12,585	2,642,850
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,285	2,295,288
Remuda Ranch Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,300	2,419,411
Series 2020 B, GO Bonds	7.63%	12/15/2050	573	563,919
Rendezvous Metropolitan District No. 4; Series 2018 A, GO Bonds	5.63%	12/01/2048	4,340	4,565,209
Ridgeline Vista Metropolitan District; Series 2021 A, GO Bonds	5.25%	12/01/2060	1,000	1,070,559
Ritoro Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	2,092,735
Sabell Metropolitan District;
Series 2020 A, GO Bonds(e)	5.00%	12/01/2050	1,060	1,107,787
Series 2020 B-3, GO Bonds(e)	8.25%	12/15/2050	605	614,527
Second Creek Farm Metropolitan District No. 3;
Series 2019 A, GO Bonds	5.00%	12/01/2049	6,195	6,465,232
Series 2019 B, GO Bonds	7.63%	12/15/2049	1,696	1,709,381
Series 2021 C, GO Bonds(e)	7.63%	12/15/2052	8,288	7,829,248
Settler’s Crossing Metropolitan District No. 1;
Series 2020 A, GO Bonds(e)	5.13%	12/01/2050	1,630	1,698,022
Series 2020 B, GO Bonds	7.63%	12/15/2050	598	601,926
Sheridan Station West Metropolitan District; Series 2017, GO Bonds	6.00%	12/01/2047	1,200	1,219,137
Sky Ranch Community Authority Board;
Series 2019 B, RB	7.63%	12/15/2049	880	963,675
Series 2019, RB	5.00%	12/01/2049	2,835	3,027,779
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	2,903,790
South Timnath Metropolitan District No. 1;
Series 2019 A, GO Bonds	5.50%	12/01/2048	1,000	1,056,007
Series 2019 B, GO Bonds	8.00%	12/15/2048	2,208	2,235,444
Southglenn Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2036	810	834,661
Spring Valley Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,428,182
Series 2020 B, GO Bonds	8.50%	12/15/2049	729	733,324
Spring Valley Metropolitan District No. 4;
Series 2020 A, GO Bonds	5.13%	12/01/2050	1,775	1,805,881
Series 2020 B, GO Bonds	7.63%	12/15/2050	2,810	2,797,374
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	3,980,160
Sterling Ranch Community Authority Board; Series 2020 B, RB	7.13%	12/15/2050	750	759,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Stone Creek Metropolitan District;
Series 2018 A, GO Bonds	5.63%	12/01/2047	$2,000	$ 2,104,243
Series 2018, GO Bonds	7.88%	12/15/2047	600	617,199
Tailholt Metropolitan District No. 3; Series 2018 A, GO Bonds	6.00%	12/01/2048	7,550	7,887,558
Tallyn’s Reach Metropolitan District No. 3; Series 2013, Ref. GO Bonds(i)(j)	5.00%	12/01/2023	282	298,893
Talon Pointe Metropolitan District; Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	2,150	2,181,519
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,685	1,634,533
Timnath Ranch Metropolitan District No. 4;
Series 2018 A, GO Bonds	5.25%	12/01/2037	1,500	1,575,591
Series 2018 A, GO Bonds	5.38%	12/01/2047	1,900	1,991,100
Series 2018 B, GO Bonds	7.75%	12/15/2047	953	971,823
Trails at Crowfoot Metropolitan District No. 3; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	2,081,797
Trails Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	6,999	6,636,555
Transport Metropolitan District No. 3;
Series 2021 A-1, GO Bonds	5.00%	12/01/2051	4,000	4,234,527
Series 2021 A-2, GO Bonds(c)	5.50%	12/01/2051	3,000	2,651,420
Two Bridges Metropolitan District;
Series 2018 A, GO Bonds	5.63%	08/01/2048	1,610	1,692,781
Series 2018 B, GO Bonds	7.88%	08/01/2048	508	515,992
Village at Dry Creek Metropolitan District No. 2 (The); Series 2019, GO Bonds	4.38%	12/01/2044	1,437	1,470,480
Village at Southgate Metropolitan District; Series 2018 A, GO Bonds(e)	5.63%	12/01/2048	1,375	1,444,622
Westcreek Metropolitan District No. 2; Series 2019 A, GO Bonds	5.38%	12/01/2048	1,300	1,368,493
White Buffalo Metropolitan District No. 3; Series 2020, GO Bonds	5.50%	12/01/2050	2,785	2,933,448
Wild Plum Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	600	633,922
Series 2019 B, GO Bonds(e)	7.75%	12/15/2049	504	513,737
Willow Bend Metropolitan District; Series 2019 B, GO Bonds	7.63%	12/15/2049	755	762,220
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	654,062
Woodmen Heights Metropolitan District No. 2; Series 2020 B-1, Ref. GO Bonds	6.25%	12/15/2040	1,825	1,943,334
				520,498,545

Connecticut–0.65%
Connecticut (State of);
Series 2021 A, RB	5.00%	05/01/2041	2,500	3,103,281
Series 2022 A, GO Bonds	4.00%	01/15/2032	4,635	5,510,955
Series 2022 A, GO Bonds	4.00%	01/15/2033	25,655	30,209,101
Connecticut (State of) Health & Educational Facilities Authority; Series 1997, RB	5.00%	07/01/2029	5,880	7,289,815
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health);
Series 2019 A, Ref. RB	4.00%	07/01/2041	3,870	4,159,204
Series 2019 A, Ref. RB	4.00%	07/01/2049	5,000	5,312,399
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(f)(g)	5.13%	10/01/2036	470	56,400
Mashantucket Western Pequot Tribe; Series 2013, RB(f)	6.05%	07/01/2031	13,420	2,952,401
				58,593,556

District of Columbia–2.94%
District of Columbia (Rocketship DC Obligated Group - Issue No. 1); Series 2019 B, RB(e)	5.30%	06/01/2023	250	250,238
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.75%	05/15/2040	32,955	33,970,238
Series 2006 C, RB(k)	0.00%	06/15/2055	850,680	77,391,549
Series 2006 D, RB(k)	0.00%	06/15/2055	555,000	49,002,005
District of Columbia Water & Sewer Authority; Series 2018 B, RB	5.00%	10/01/2049	1,045	1,227,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
Metropolitan Washington Airports Authority;
Series 2012 A, RB(b)	5.00%	10/01/2031	$5,865	$ 5,989,620
Series 2019 A, Ref. RB(b)(l)	4.00%	10/01/2035	11,530	12,405,502
Series 2019 A, Ref. RB(b)	5.00%	10/01/2044	3,500	4,086,122
Series 2019 A, Ref. RB(b)	5.00%	10/01/2049	16,585	19,279,834
Series 2020 A, Ref. RB(b)	4.00%	10/01/2036	3,400	3,788,620
Series 2020 A, Ref. RB(b)	4.00%	10/01/2038	3,020	3,357,095
Series 2020 A, Ref. RB(b)	4.00%	10/01/2039	2,385	2,646,253
Series 2021 A, Ref. RB(b)	5.00%	10/01/2031	20,765	25,676,564
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2049	10,000	10,812,783
Washington (State of) Metropolitan Airports Authority;
Series 2018 A, Ref. RB(b)	5.00%	10/01/2037	11,000	12,864,331
Series 2018 A, Ref. RB(b)	5.00%	10/01/2048	1,810	2,081,554
Washington (State of) Metropolitan Area Transit Authority (Green Bonds); Series 2021 A, RB	5.00%	07/15/2030	1,625	2,045,930
				266,875,654

Florida–8.41%
Alachua (County of), FL Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. RB(i)	8.00%	10/01/2032	750	795,300
Series 2012 A, Ref. RB(i)	8.00%	10/01/2042	1,000	1,060,401
Series 2012 A, Ref. RB(i)	8.00%	10/01/2046	1,000	1,060,401
Amelia Concourse Community Development District;
Series 2007, RB(f)(g)	5.75%	05/01/2038	4,010	3,889,700
Series 2016, RB	6.00%	05/01/2047	1,900	1,983,707
Series 2019 B-2, RB	7.25%	05/01/2029	570	587,209
Amelia Concourse Community Development District (Capital Improvement); Series 2019 A, RB	5.65%	05/01/2049	2,650	2,844,749
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	2,120	2,051,269
Belle Isle (City of), FL (Cornerstone Charter Academy and Cornerstone Charter High School); Series 2012, RB	6.00%	10/01/2042	7,555	7,675,490
Broward (County of), FL;
Series 2019 A, RB	5.00%	09/01/2044	8,605	10,337,202
Series 2019 A, RB(b)	5.00%	10/01/2044	8,400	9,787,813
Series 2019 A, RB(b)	5.00%	10/01/2049	16,405	18,997,292
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2051	25,000	27,880,480
Buckeye Park Community Development District; Series 2008 A, RB(f)(g)	7.88%	05/01/2038	5,845	3,331,650
Canaveral Port Authority; Series 2018 A, RB(b)	5.00%	06/01/2045	9,320	10,692,246
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	1,545	1,681,180
Series 2019 A, RB	5.00%	12/15/2054	1,085	1,177,005
Capital Trust Agency, Inc. (Atlantic Housing Foundation Property); Series 2017 B, RB	6.00%	07/01/2042	3,095	2,783,266
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.);
Series 2017, RB(e)	5.63%	08/01/2037	1,025	937,500
Series 2017, RB(e)	5.88%	08/01/2052	3,925	3,456,134
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(e)	5.38%	06/15/2038	850	919,246
Series 2018 A, RB(e)	5.38%	06/15/2048	1,590	1,693,980
Capital Trust Agency, Inc. (Franklin Academy);
Series 2020, RB(e)	5.00%	12/15/2050	3,955	4,128,050
Series 2020, RB(e)	5.00%	12/15/2055	2,845	2,963,678
Capital Trust Agency, Inc. (Paragon Academy of Technology and Sunshine Elementary Charter School);
Series 2019 A, RB(e)	5.75%	06/01/2054	3,735	3,910,158
Series 2019 B, RB(e)	6.00%	06/01/2028	380	386,928
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.);
Series 2017 A, RB(e)	5.00%	10/15/2047	1,100	1,178,830
Series 2017 A, RB(e)	5.00%	10/15/2052	755	807,123
Carlton Lakes Community Development District;
Series 2015, RB	5.63%	11/01/2036	760	829,929
Series 2015, RB	5.75%	11/01/2047	1,860	2,024,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
CFM Community Development District; Series 2004 A, RB(f)(g)	6.25%	05/01/2035	$1,987	$ 168,910
Chapel Creek Community Development District; Series 2006 A, RB(f)(g)	5.50%	05/01/2038	7,075	6,367,500
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2021, RB(b)(e)	4.00%	10/01/2041	1,500	1,547,954
Series 2021, RB(b)(e)	4.00%	10/01/2051	5,000	5,086,949
City of South Miami Health Facilities Authority, Inc.; Series 2018, Ref. RB(l)	4.00%	08/15/2036	14,000	15,300,492
Clearwater Cay Community Development District; Series 2006 A, RB(f)(g)	5.50%	05/01/2037	13,074	7,452,213
Collier (County of), FL Industrial Development Authority (Gulf Coast Academy South);
Series 2017 A, RB(e)	5.00%	12/01/2037	1,150	1,213,290
Series 2017 A, RB(e)	5.00%	12/01/2047	1,875	1,945,919
Creekside Community Development District; Series 2006, RB(f)(g)	5.20%	05/01/2038	1,690	760,500
CrossCreek Community Development District;
Series 2007 A, RB	5.60%	05/01/2039	15	11,942
Series 2016 A, RB	5.60%	05/01/2037	660	665,941
Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2045	7,000	7,505,397
Florida (State of);
Series 2018, GO Bonds(l)	4.00%	07/01/2037	3,725	4,218,552
Series 2018, GO Bonds(l)	4.00%	07/01/2038	4,030	4,559,803
Series 2018, GO Bonds(l)	4.00%	07/01/2039	4,195	4,739,641
Series 2018, GO Bonds(l)	4.00%	07/01/2040	4,360	4,922,506
Series 2022 A, Ref. GO Bonds	5.00%	07/01/2031	6,000	7,724,856
Florida Development Finance Corp. (Florida Charter Foundation, Inc.); Series 2016 A, RB(e)	5.00%	07/15/2046	6,045	6,355,378
Florida Development Finance Corp. (Learning Gate Community School);
Series 2018 A, Ref. RB	5.00%	02/15/2038	300	322,106
Series 2018 A, Ref. RB	5.00%	02/15/2048	985	1,053,864
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(b)(e)(j)	6.38%	01/01/2026	13,000	13,137,275
Series 2019 A, Ref. RB(b)(e)(j)	6.50%	01/01/2029	14,305	14,439,076
Glades Correctional Development Corp.;
Series 2017 A, RB (Acquired 03/07/2006-12/12/2011; Cost $4,209,209)(h)	7.00%	03/01/2030	4,209	3,703,639
Series 2017 B, RB (Acquired 03/07/2006-12/12/2011; Cost $59,638)(h)	1.00%	03/01/2030	2,393	1,076,821
Greater Lakes/Sawgrass Bay Community Development District; Series 2006 A, RB	5.50%	05/01/2038	2,525	2,525,924
Greater Orlando Aviation Authority;
Series 2017 A, RB(b)	4.00%	10/01/2052	7,500	7,933,373
Series 2019 A, RB(b)	5.00%	10/01/2044	16,420	19,256,194
Series 2019 A, RB(b)	5.00%	10/01/2049	18,755	21,858,502
Series 2019 A, RB(b)	5.00%	10/01/2054	8,000	9,306,190
Series 2022 A, RB(b)	5.00%	10/01/2046	4,000	4,820,308
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	300	300,196
Hillsborough (County of), FL Aviation Authority; Series 2022 A, RB(b)	4.00%	10/01/2052	10,750	11,682,745
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2018 A, RB(b)	5.00%	10/01/2048	11,500	13,225,346
Series 2018 E, RB(b)	5.00%	10/01/2043	13,120	15,252,771
Hillsborough (County of), FL Port District (Tamp Port Authority); Series 2018 B, RB(b)	5.00%	06/01/2046	9,700	11,111,627
Indigo Community Development District; Series 2005, RB(f)(g)	5.75%	05/01/2036	4,775	3,342,500
Jacksonville (City of), FL; Series 2021 A, RB	5.00%	10/01/2031	3,550	4,523,135
JEA Water & Sewer System; Series 2021 A, Ref. RB	5.00%	10/01/2031	1,945	2,505,765
Lake (County of), FL (Imagine South Lake Charter School Program);
Series 2019, RB(e)	5.00%	01/15/2049	820	879,970
Series 2019, RB(e)	5.00%	01/15/2054	635	679,337
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.75%	08/15/2055	2,000	2,152,543
Lake (County of), FL (Village Veranda at Lady Lake); Series 2017 A-1, RB(e)	7.13%	01/01/2052	21,000	14,910,000
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.50%	07/15/2048	1,685	1,774,937
Series 2018 A, RB(e)	5.75%	07/15/2053	1,830	1,965,829
Lee (County of), FL;
Series 2021 B, RB(b)	5.00%	10/01/2046	22,000	26,243,736
Series 2021 B, RB(b)	4.00%	10/01/2051	30,000	32,399,295
Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(e)	5.75%	12/01/2052	1,785	1,777,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Legends Bay Community Development District; Series 2007 A, RB	5.88%	05/01/2038	$2,470	$ 2,473,425
Magnolia Creek Community Development District; Series 2007 A, RB(f)(g)	5.90%	05/01/2039	590	324,500
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	180	181,430
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	10	10,998
Miami-Dade (County of), FL;
Series 2017 B, Ref. RB(b)	5.00%	10/01/2040	18,645	21,328,062
Series 2021, RB	5.00%	10/01/2046	5,655	6,933,189
Series 2021, RB	4.00%	10/01/2051	7,845	8,720,607
Subseries 2021 A-1, Ref. RB (INS - AGM)(b)(d)	4.00%	10/01/2045	14,790	16,293,402
Miami-Dade (County of), FL Transit System; Series 2018, RB(l)	4.00%	07/01/2045	11,000	12,168,180
Miami-Dade (County of), FL Water & Sewer System; Series 2019 B, RB(l)(m)	4.00%	10/01/2049	80,000	88,809,528
Montecito Community Development District; Series 2006 A, RB	5.50%	05/01/2037	4,110	4,031,574
Nassau (County of), FL (Nassau Care Centers, Inc.); Series 2008, RB (Acquired 12/27/2007; Cost $8,885,000)(h)	6.90%	01/01/2038	8,885	8,749,848
Naturewalk Community Development District; Series 2007 A, RB(f)(g)	5.50%	05/01/2038	4,345	1,564,200
Orange (County of), FL School Board; Series 2021 A, Ref. COP	5.00%	08/01/2032	3,500	4,535,485
Palm Beach (County of), FL Health Facilities Authority; Series 2020, RB	5.00%	06/01/2055	2,000	2,112,868
Palm Beach (County of), FL Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/2049	3,000	3,109,610
Palm Coast Park Community Development District; Series 2006, RB	5.70%	05/01/2037	10,505	10,522,253
Palm River Community Development District; Series 2007 A, RB(f)(g)	5.38%	05/01/2036	1,565	500,800
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	1,750	1,949,464
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2055	800	857,400
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(b)(e)	5.88%	01/01/2033	21,000	24,695,120
Portofino Isles Community Development District (Portofino Court); Series 2005, RB(f)(g)	5.60%	05/01/2036	5,905	3,661,100
Reunion East Community Development District;
Series 2002 A-2, RB(f)(g)	7.38%	05/01/2033	1,425	14
Series 2005, RB(f)(g)	5.80%	05/01/2036	3,420	34
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	125	125,022
Seminole (County of), FL Industrial Development Authority (Progressive Healthcare Providers/Fern Park, LLC Facility); Series 2005 A, RB	7.50%	03/01/2035	3,670	3,669,974
South Bay Community Development District;
Series 2005 A, RB(f)(g)	5.95%	05/01/2036	5,110	51
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	6,285	6,322,856
Series 2005 A-2, Ref. RB(f)(g)	6.60%	05/01/2036	3,800	1,900,000
Series 2005 B-2, Ref. RB(f)(g)	6.60%	05/01/2025	3,240	1,620,002
Tern Bay Community Development District; Series 2005 A, RB	5.38%	05/01/2037	565	565,583
Town Center at Palm Coast Community Development District; Series 2005, RB	6.00%	05/01/2036	12,440	12,450,159
Treeline Preserve Community Development District; Series 2007 A, RB(f)(g)	6.80%	05/01/2039	4,950	2,475,000
University of Central Florida;
Series 2021 A, Ref. RB	5.00%	10/01/2029	2,815	3,445,042
Series 2021 A, Ref. RB	5.00%	10/01/2030	2,960	3,685,495
Series 2021 A, Ref. RB	5.00%	10/01/2031	1,565	1,979,879
University of Florida Department of Housing & Residence Education; Series 2021 A, RB	5.00%	07/01/2030	5,920	7,369,814
Villages of Avignon Community Development District; Series 2007 A, RB(f)(g)	5.40%	05/01/2037	755	52,850
Villages of Glen Creek Community Development District;
Series 2016 A-1, RB	4.75%	05/01/2026	360	366,887
Series 2016 A-1, RB	5.25%	05/01/2036	1,080	1,110,376
Series 2016 A-1, RB	5.38%	05/01/2046	1,815	1,855,367
Series 2016 A-2, RB	5.38%	05/01/2046	2,385	2,438,044
Waterford Estates Community Development District; Series 2006 A, RB(f)(g)	5.50%	05/01/2037	2,754	2,065,690
Water’s Edge Community Development District;
Series 2012 A-1, Ref. RB(i)(j)	5.35%	03/03/2022	115	115,015
Series 2012 A-2, Ref. RB	6.60%	05/01/2039	1,690	1,706,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Waterstone Community Development District;
Series 2007 A, RB(c)(g)	6.88%	05/01/2037	$1,214	$ 867,003
Series 2007 B, RB(g)(k)	0.00%	11/01/2028	8,097	4,998,758
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	8,340	8,353,188
Series 2005 A-2, RB(f)(g)	5.75%	05/01/2036	7,610	4,413,800
Westridge Community Development District; Series 2005, RB	5.80%	05/01/2037	1,535	1,535,899
Westside Community Development District;
Series 2019 2, RB(f)(g)	5.65%	05/01/2037	1,065	808,147
Series 2019 2, RB(f)(g)	7.20%	05/01/2038	520	396,206
Wildwood (City of), FL Utility Dependent District (South Sumter Utility); Series 2021, RB (INS - BAM)(d)	5.00%	10/01/2052	4,750	5,643,960
Zephyr Ridge Community Development District; Series 2006 A, RB(f)(g)	5.63%	05/01/2037	2,635	1,106,480
				763,536,782

Georgia–2.01%
Atlanta (City of), GA; Series 2019 D, RB(b)	4.00%	07/01/2040	4,000	4,376,514
Atlanta (City of), GA Department of Aviation; Series 2019 B, RB(b)	5.00%	07/01/2044	23,280	27,061,245
Conyers (City of), GA (Salem Gate); Series 2021, RB	5.00%	03/01/2045	5,485	5,125,173
DeKalb (County of), GA Housing Authority (Baptist Retirement Communities of Georgia, Inc. & Clairmont Crest, Inc.);
Series 2019 A, Ref. RB(e)	5.00%	01/01/2039	7,325	6,143,899
Series 2019 A, Ref. RB(e)	5.13%	01/01/2049	6,000	4,736,458
Series 2019 A, Ref. RB(e)	5.25%	01/01/2054	5,000	3,941,839
Series 2019 B, Ref. RB(e)	6.13%	01/01/2027	2,375	2,326,594
Development Authority of Lagrange (College); Series 2021, Ref. RB	5.00%	10/15/2052	18,350	18,714,033
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	3,100	2,930,126
Series 2018 A, RB	6.00%	12/01/2038	6,850	6,449,552
Series 2018 A, RB	6.25%	12/01/2048	19,530	18,099,119
Series 2018 A, RB	6.50%	12/01/2053	13,210	12,531,264
Gainesville (City of) & Hall (County of), GA Development Authority;
Series 2017, Ref. RB	5.00%	03/01/2047	7,360	6,552,442
Series 2017, Ref. RB	5.13%	03/01/2052	3,475	3,080,571
Gainesville (City of) & Hall (County of), GA Development Authority (Riverside Military Academy);
Series 2017, Ref. RB	5.00%	03/01/2027	2,275	2,195,102
Series 2017, Ref. RB	5.00%	03/01/2037	6,885	6,329,794
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB	4.00%	01/01/2054	6,800	6,951,377
Series 2021, RB(e)	5.00%	01/01/2054	4,750	4,844,279
Georgia (State of) Road & Tollway Authority;
Series 2014 A, RB(e)(i)(k)	0.00%	06/01/2024	1,795	1,671,255
Series 2014 A, RB(e)(i)(j)(k)	0.00%	06/01/2024	3,750	1,965,701
Series 2014 B, RB(c)(e)(i)(j)	7.00%	06/01/2024	13,600	13,845,832
Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB(i)(j)	5.00%	04/01/2024	7,405	7,921,972
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2043	3,400	3,905,846
Metropolitan Atlanta Rapid Transit Authority; Series 2012 A, Ref. RB(i)(j)	5.00%	07/01/2022	110	111,605
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	2,635	2,534,737
Series 2018 A-1, RB	6.25%	12/01/2048	3,675	3,478,765
Series 2018 A-1, RB	6.38%	12/01/2053	3,090	2,908,148
Series 2018 A-2, RB(j)	5.50%	12/01/2028	2,090	2,031,372
				182,764,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hawaii–0.07%
Hawaii (State of);
Series 2020 A, Ref. RB(b)	4.00%	07/01/2033	$2,250	$ 2,544,944
Series 2020 A, Ref. RB(b)	4.00%	07/01/2036	600	676,589
Series 2020 C, Ref. RB	4.00%	07/01/2037	600	688,303
Series 2020 C, Ref. RB	4.00%	07/01/2038	750	855,687
Series 2020 C, Ref. RB	4.00%	07/01/2040	425	482,517
Hawaii (State of) Department of Transportation; Series 1997, RB(b)	5.63%	11/15/2027	610	612,030
Kuakini Health System; Series 2002 A, RB	6.30%	07/01/2022	395	394,811
				6,254,881

Idaho–0.03%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	960	946,595
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.);
Series 2018 A, RB(e)	6.00%	07/01/2039	370	433,084
Series 2018 A, RB(e)	6.00%	07/01/2054	1,135	1,305,930
Series 2018 B, RB(e)	5.88%	07/01/2022	15	15,085
Nampa Local Improvement District No. 148; Series 2010, RB	6.63%	09/01/2030	76	77,257
				2,777,951

Illinois–3.83%
Caseyville (Village of), IL; Series 2004, RB(f)(g)	7.00%	12/30/2022	30,685	306,850
Chicago (City of), IL (Chicago Midway International Airport); Series 2014 A, Ref. RB(b)	5.00%	01/01/2033	3,000	3,173,403
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(b)	6.13%	02/20/2042	30	30,051
Chicago (City of), IL (O’Hare International Airport);
Series 2017 D, RB(b)	5.00%	01/01/2047	2,500	2,792,535
Series 2017 D, RB(b)	5.00%	01/01/2052	5,000	5,572,136
Series 2018 A, Ref. RB(b)	5.00%	01/01/2048	24,000	27,354,053
Series 2018 B, RB	5.00%	01/01/2053	16,890	19,500,934
Series 2018, RB(b)	5.00%	07/01/2048	3,750	4,323,657
Chicago (City of), IL Board of Education;
Series 2016 A, Ref. GO Bonds	7.00%	12/01/2044	7,000	8,103,413
Series 2016 B, GO Bonds	6.50%	12/01/2046	1,500	1,758,133
Series 2016, RB	6.00%	04/01/2046	5,700	6,571,069
Series 2018, RB	5.00%	04/01/2046	7,555	8,408,844
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds); Series 2015 A, GO Bonds(i)(j)	5.00%	12/01/2024	6,870	7,538,626
Chicago O’Hare International Airport; Series 2013, RB	5.50%	01/01/2026	1,680	1,739,927
Du Page (County of), IL Special Service Area No. 31; Series 2006, RB	5.63%	03/01/2036	844	848,674
Evanston (City of), IL (Roycemore School); Series 2021, RB(e)	4.63%	04/01/2051	1,250	1,179,413
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	2,069	2,037,922
Harvey (City of), IL;
Series 2007 A, Ref. GO Bonds (Acquired 09/02/2009; Cost $ 4,913,092)(f)(h)	5.50%	12/01/2027	6,165	5,178,600
Series 2007 A, Ref. GO Bonds (Acquired 09/03/2009; Cost $ 1,365,806)(f)(h)	5.63%	12/01/2032	1,800	1,512,000
Illinois (State of);
Series 2006, GO Bonds	5.50%	01/01/2029	5,000	6,017,207
Series 2014, GO Bonds	5.00%	02/01/2039	2,865	3,020,990
Series 2016 A, RB	4.00%	06/15/2032	5,000	5,305,710
Series 2016 C, Ref. RB	4.00%	06/15/2031	5,000	5,313,791
Series 2016 D, Ref. RB	4.00%	06/15/2030	10,625	11,348,253
Series 2017 C, GO Bonds	5.00%	11/01/2029	625	714,475
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	7,572,475
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	3,360	3,840,810
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2030	3,000	3,464,187
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	1,930	2,075,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority;
Series 2006, RB(b)	6.50%	12/01/2037	$8,775	$ 8,185,068
Series 2007, RB(b)	6.10%	12/01/2041	4,995	4,587,048
Series 2012 A, RB	6.00%	10/01/2048	1,000	1,011,429
Series 2017, Ref. RB (Acquired 06/05/2018; Cost $2,024,787)(h)	5.00%	02/15/2027	2,000	1,504,476
Series 2017, Ref. RB (Acquired 04/03/2019; Cost $6,022,965)(h)	5.00%	02/15/2037	7,000	5,094,228
Series 2017, Ref. RB	5.13%	05/15/2038	1,000	1,015,654
Series 2017, Ref. RB	5.25%	05/15/2042	3,220	3,270,963
Series 2017, Ref. RB	5.00%	08/01/2042	575	644,268
Series 2017, Ref. RB (Acquired 05/07/2019; Cost $2,764,639)(h)	5.13%	02/15/2045	3,120	2,242,411
Series 2017, Ref. RB	5.25%	05/15/2054	2,825	2,846,493
Illinois (State of) Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(b)	8.00%	06/01/2032	2,940	2,942,362
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2049	2,450	2,611,913
Illinois (State of) Finance Authority (Northshore University Health);
Series 2020, Ref. RB	4.00%	08/15/2040	4,000	4,551,930
Series 2020, Ref. RB	4.00%	08/15/2041	1,750	1,988,544
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	575	602,238
Series 2014, Ref. RB	6.13%	02/01/2045	1,310	1,365,661
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	700	779,897
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	3,495	3,831,172
Series 2015, Ref. RB	6.38%	11/15/2043	4,400	4,817,850
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee);
Series 2016 A, RB(e)	5.45%	01/01/2046	1,640	1,499,163
Series 2016 A, RB(e)	5.60%	01/01/2056	1,775	1,583,745
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, RB (INS - AGM)(d)(k)	0.00%	12/15/2040	15,000	7,828,066
Series 2010 B, Ref. RB (INS - AGM)(d)(k)	0.00%	06/15/2046	15,000	6,185,373
Series 2017, Ref. RB (INS - AGM)(d)(k)	0.00%	12/15/2056	22,000	5,956,218
Illinois (State of) Toll Highway Authority; Series 2021 A, RB	5.00%	01/01/2046	15,500	19,023,486
Manhattan (Village of), IL; Series 2007, RB(f)(g)	5.75%	03/01/2022	1,778	444,500
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,220	1,320,236
Metropolitan Pier & Exposition Authority;
Series 2010 B-1, Ref. RB (INS - AGM)(d)(k)	0.00%	06/15/2043	6,450	2,985,617
Series 2010 B-1, Ref. RB (INS - AGM)(d)(k)	0.00%	06/15/2044	10,225	4,550,807
Series 2010 B-1, Ref. RB (INS - AGM)(d)(k)	0.00%	06/15/2047	31,755	12,572,271
Series 2012 B, RB (INS - AGM)(d)(k)	0.00%	12/15/2041	5,000	2,486,383
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	2,026,795
Mundelein (Village of), IL; Series 2019, GO Bonds (INS - AGM)(d)	4.00%	12/15/2044	4,500	4,973,333
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB(f)(g)	6.00%	03/01/2036	1,781	1,451,515
Quad Cities Regional Economic Development Authority (Pheasant Ridge Apartments); Series 2005, RB(b)	6.38%	08/01/2040	5,020	3,457,254
Robbins (Village of), IL; Series 1999 C, RB(b)	7.25%	10/15/2024	0	159
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2048	4,000	4,578,544
Southwestern Illinois Development Authority;
Series 2006, RB(f)	5.63%	11/01/2026	2,795	1,956,500
Series 2008 A, Ref. RB(g)	7.00%	10/01/2022	8,465	1,269,750
Tender Option Bond Trust Receipts/Certificates; Series 2022-XF1288, RB(l)	4.00%	01/01/2046	40,500	45,722,973
Villa Park (Village of), IL (Garden Station Redevelopment); Series 2021, RB(k)	0.00%	12/31/2038	1,915	1,569,923
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,188	1,214,315
Will (County of), IL; Series 2019, GO Bonds	4.00%	11/15/2047	2,000	2,255,549
				347,409,770

Indiana–1.50%
Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.38%	02/01/2039	10,000	10,303,924
Anderson (City of), IN (Sweet Galilee at the Wigwam); Series 2020, RB	5.38%	01/01/2040	2,745	2,756,455
Columbus (City of), IN; Series 2019, RB	5.63%	05/01/2039	11,925	11,098,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	5.45%	01/01/2038	$3,430	$ 3,418,919
Fort Wayne (City of), IN;
Series 2017, RB	5.13%	01/01/2032	575	573,860
Series 2017, RB	5.35%	01/01/2038	3,850	3,837,490
Series 2018, RB(e)	5.63%	01/01/2038	7,000	7,036,805
Goshen (City of), IN (Green Oaks of Goshen); Series 2021 A, RB(e)	5.00%	08/01/2041	4,065	3,719,860
Indiana (State of) Finance Authority; Series 2017, Ref. RB	5.38%	07/01/2047	2,050	2,194,151
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(e)	5.90%	07/01/2038	770	816,875
Series 2018 A, Ref. RB(e)	6.00%	07/01/2048	685	725,023
Indiana (State of) Housing & Community Development Authority;
Series 2016 A, RB	5.75%	01/01/2036	6,225	6,280,953
Series 2016, RB	5.50%	01/01/2037	3,815	3,840,833
Indiana (State of) Housing & Community Development Authority (Glasswater Creek of Whitestown); Series 2020, RB(e)	5.38%	10/01/2040	7,000	6,971,169
Indiana (State of) Housing & Community Development Authority (Lake Meadows Assisted Living); Series 2019 A, RB(e)	5.00%	01/01/2039	3,365	3,160,482
Indiana (State of) Housing & Community Development Authority (Vita of Marion);
Series 2021 A, RB(e)	5.00%	04/01/2031	660	660,654
Series 2021 A, RB(e)	5.25%	04/01/2041	4,000	4,002,677
Jeffersonville (City of), IN (Vivera Senior Living); Series 2020 A, RB(e)	5.25%	11/01/2040	4,500	4,405,360
Kokomo (City of), IN;
Series 2017, RB	5.75%	01/01/2034	1,095	1,125,199
Series 2017, RB	5.88%	01/01/2037	4,555	4,687,630
Lafayette (City of), IN;
Series 2017, RB	5.60%	01/01/2033	995	1,016,027
Series 2017, RB	5.80%	01/01/2037	5,160	5,290,045
Merrillville (Town of), IN; Series 2016, RB	5.75%	04/01/2036	4,965	5,033,064
Mishawaka (City of), IN;
Series 2017, RB(e)	5.10%	01/01/2032	480	478,132
Series 2017, RB(e)	5.38%	01/01/2038	5,475	5,414,228
Series 2018, RB	5.75%	10/01/2038	17,510	16,875,271
Muncie (City of), IN; Series 2016, RB	5.25%	01/01/2037	2,560	2,564,714
Plainfield (Town of), IN; Series 2018, RB	5.38%	09/01/2038	8,000	8,011,334
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.35%	01/01/2038	3,880	3,867,392
Valparaiso (City of), IN (Green Oaks of Valparaiso); Series 2021, RB(e)	5.38%	12/01/2041	3,600	3,317,886
Vincennes (City of), IN; Series 2016, Ref. RB(e)	6.25%	01/01/2029	2,530	2,483,206
				135,968,215

Iowa–0.28%
Clear Lake (City of), IA (Timbercrest Apartments, LLC);
Series 2018, RB	6.00%	10/01/2043	1,405	1,481,789
Series 2018, RB	6.00%	10/01/2048	2,780	2,913,264
Iowa (State of) Finance Authority;
Series 2007 B, RB	5.38%	06/01/2025	395	395,122
Series 2007, RB(f)	5.90%	12/01/2028	1,160	47,850
Series 2018, RB	5.00%	08/01/2038	750	752,066
Series 2018, RB	5.13%	08/01/2048	1,750	1,736,150
Series 2018, RB	5.25%	08/01/2055	2,500	2,499,879
Iowa (State of) Finance Authority (Riserville Holdings); Series 2021, RB(b)(e)	5.00%	12/01/2051	5,960	5,753,843
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	250	267,545
Series 2021 B-1, Ref. RB	0.38%	06/01/2030	70	69,868
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	900	957,205
Series 2021 B-2, Ref. RB(k)	0.00%	06/01/2065	54,300	8,443,835
				25,318,416

Kansas–0.03%
Goddard (City of), KS (Olympic Park Star Bond); Series 2021, RB	3.50%	06/01/2034	1,420	1,354,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Johnson & Miami Counties Unified School District No. 230 Spring Hills; Series 2013, Ref. GO Bonds(i)(j)	3.00%	09/01/2022	$100	$ 101,158
Olathe (City of), KS; Series 2006, RB(f)(g)	5.00%	03/01/2026	2,676	1,231,227
Pittsburgh (City of), KS; Series 2006, RB	4.90%	04/01/2024	330	306,597
				2,993,354

Kentucky–0.05%
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	1,000	1,133,041
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB (INS - BAM)(d)	5.00%	05/01/2033	900	1,069,488
Series 2018, RB (INS - BAM)(d)	5.00%	05/01/2034	800	949,967
Kuttawa (City of), KY; Series 1999, RB	6.75%	03/01/2029	1,270	1,269,297
				4,421,793

Louisiana–0.52%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2018 A, RB(b)(e)	5.25%	05/01/2043	1,220	1,231,957
Series 2019, RB(e)	4.40%	11/01/2044	3,275	3,442,742
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System);
Series 2019 A, RB	5.00%	01/01/2049	16,535	16,533,857
Series 2019 A, RB	5.00%	01/01/2055	12,000	11,808,897
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Green Bonds); Series 2018, RB(e)	5.38%	11/01/2038	2,435	2,727,196
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Tammany Parish Gomesa); Series 2020, RB(e)	3.88%	11/01/2045	4,250	4,338,946
St. James (Parish of), LA (Nustar Logistics, L.P.);
Series 2010, RB(e)	6.35%	07/01/2040	5,115	6,409,417
Series 2010, RB(e)	6.35%	10/01/2040	440	551,348
				47,044,360

Maine–0.16%
Maine (State of) Finance Authority; Series 2015 R-2, RB(b)(e)(j)	4.38%	08/01/2025	2,000	2,147,056
Rumford (Town of), ME; Series 2001, Ref. RB(b)	6.88%	10/01/2026	12,265	12,277,620
				14,424,676

Maryland–1.03%
Baltimore (City of), MD (Centerwest Development);
Series 2017 A, RB	5.38%	06/01/2036	1,100	1,160,669
Series 2017 A, RB	5.50%	06/01/2043	1,360	1,436,692
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2027	2,780	2,916,387
Series 2017, Ref. RB	5.00%	09/01/2028	4,350	4,564,192
Series 2017, Ref. RB	5.00%	09/01/2029	3,630	3,805,751
Series 2017, Ref. RB	5.00%	09/01/2031	1,210	1,267,368
Series 2017, Ref. RB	5.00%	09/01/2033	1,000	1,046,584
Series 2017, Ref. RB	5.00%	09/01/2034	1,105	1,156,231
Series 2017, Ref. RB	5.00%	09/01/2035	2,250	2,352,720
Series 2017, Ref. RB	5.00%	09/01/2036	3,525	3,683,366
Baltimore (County of), MD; Series 2018, GO Bonds(l)	4.00%	03/01/2040	9,525	10,629,719
Maryland (State of) Stadium Authority; Series 2018, RB(i)(l)	5.00%	05/01/2047	45,950	53,418,920
Montgomery (County of), MD; Series 2021 A, Ref. GO Bonds	5.00%	08/01/2031	4,915	6,336,600
				93,775,199

Massachusetts–0.93%
Massachusetts (Commonwealth of); Series 2005, Ref. RB (INS - NATL)(d)	5.50%	01/01/2034	23,000	29,969,483
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program); Series 2019 A, RB	5.00%	06/01/2049	1,000	1,186,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2011 B, RB(k)	0.00%	11/15/2056	$1,184	$ 888,151
Series 2018, RB(e)	5.13%	11/15/2046	4,565	5,117,977
Massachusetts (Commonwealth of) Port Authority;
Series 2019 A, Ref. RB(b)	5.00%	07/01/2038	5,000	5,934,098
Series 2019 A, Ref. RB(b)	5.00%	07/01/2039	6,000	7,109,525
Series 2019 A, Ref. RB(b)	5.00%	07/01/2040	4,000	4,732,925
Massachusetts (State of) Port Authority; Series 2021 E, RB(b)	5.00%	07/01/2051	15,000	17,949,108
Saugus (Town of), MA;
Series 2018, GO Bonds(l)	4.00%	03/01/2039	2,240	2,523,152
Series 2018, GO Bonds(l)	4.00%	03/01/2040	2,500	2,812,565
Series 2018, GO Bonds(l)	4.00%	03/01/2041	2,670	3,000,548
Series 2018, GO Bonds(l)	4.00%	03/01/2042	2,750	3,085,866
				84,309,832

Michigan–1.87%
Academy of Warren; Series 2020 A, Ref. RB(e)	5.50%	05/01/2050	1,000	1,008,853
Advanced Technology Academy;
Series 2019, Ref. RB	5.00%	11/01/2034	400	437,139
Series 2019, Ref. RB	5.00%	11/01/2044	1,175	1,260,183
American Montessori Academy; Series 2017, RB	7.00%	12/01/2046	1,540	1,639,862
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,804,604
Series 2015, Ref. RB	5.75%	10/01/2045	4,140	4,232,192
Detroit (City of), MI;
Series 2003, GO Bonds (INS - SGI)(d)	5.25%	04/01/2023	16	15,533
Series 2004, GO Bonds (INS - AMBAC)(d)	5.25%	04/01/2022	206	206,483
Detroit City School District; Series 2013, GO Bonds (INS - AGM)(d)(l)	6.00%	05/01/2029	10,100	11,938,594
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.);
Series 2019 A, Ref. RB	5.50%	04/01/2039	4,365	4,115,739
Series 2019 A, Ref. RB	5.75%	04/01/2049	22,310	20,751,321
Series 2019 A, Ref. RB	5.75%	04/01/2054	11,000	10,113,885
Series 2019 B, RB	6.00%	04/01/2027	4,775	4,753,702
Series 2019 C-2, RB	3.50%	04/01/2023	2,365	2,334,639
Haslett Public Schools; Series 2018, GO Bonds	5.00%	05/01/2048	3,150	3,614,251
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	1,400	1,400,763
Series 2007, RB	6.50%	12/01/2037	555	555,699
Series 2008 C, RB(k)	0.00%	06/01/2058	804,975	39,720,364
Series 2010 A, RB	5.90%	12/01/2030	1,290	1,290,984
Series 2014, Ref. RB(e)	6.75%	07/01/2044	24,350	25,580,953
Series 2018, Ref. RB	5.75%	11/01/2040	2,000	2,193,279
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	200	226,511
Michigan (State of) State Housing Development Authority;
Series 2019 A, RB	4.00%	12/01/2044	1,520	1,520,000
Series 2019 A, RB	4.00%	06/01/2049	770	770,000
Michigan State University Board of Trustees;
Series 2019 B, RB	5.00%	02/15/2044	3,820	4,550,649
Series 2019 B, RB	5.00%	02/15/2048	5,350	6,340,431
Pontiac (City of), MI Arts & Technology Academy; Series 2016, Ref. RB	6.00%	11/01/2046	3,465	3,433,841
Wayne (County of), MI; Series 1999, RB(b)	6.00%	12/01/2029	13,255	13,293,914
				170,104,368

Minnesota–0.70%
Bethel (City of), MN;
Series 2018, RB	5.00%	06/01/2053	600	605,139
Series 2018, RB	5.25%	06/01/2058	1,625	1,648,572
Series 2019, RB	5.00%	05/01/2054	2,610	2,680,350
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	3,330	3,400,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Brooklyn Center (City of), MN;
Series 2016 A, RB	5.50%	11/01/2035	$8,895	$ 6,456,798
Series 2016 B, RB	6.50%	11/01/2035	3,060	2,341,533
Cottonwood (City of), MN (Extreme Holdings LLC);
Series 2021 A, RB(b)(e)	5.00%	12/01/2050	6,630	6,207,816
Series 2021 B, RB(e)	6.50%	12/01/2026	510	511,963
Dakota (County of), MN Community Development Agency (Sanctuary at Est St. Paul); Series 2015, RB (Acquired 01/18/2019; Cost $5,682,650)(h)	6.00%	08/01/2035	5,735	4,430,590
Duluth (City of), MN Economic Development Authority;
Series 2018, RB(f)	5.45%	12/01/2046	380	95,000
Series 2018, RB(f)	5.63%	12/01/2055	1,000	250,000
Independence (City of), MN (Spero Academy);
Series 2021 A, RB	5.00%	07/01/2056	13,325	11,961,931
Series 2021 B, RB	6.00%	07/01/2028	625	619,500
International Falls (City of), MN; Series 1999, Ref. RB(b)	6.85%	12/01/2029	6,570	6,576,760
Minneapolis (City of), MN (Kipp North Star); Series 2020 A, RB	5.75%	07/01/2055	3,000	3,365,676
Minneapolis (City of), MN (Riverton Community Housing); Series 2018, RB(e)	5.00%	08/01/2053	500	523,067
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(e)	6.25%	07/01/2037	1,075	1,185,672
Series 2017 A, RB(e)	6.50%	07/01/2048	4,740	5,208,040
Red Wing (City of), MN; Series 2018 A, RB	5.00%	08/01/2053	515	494,503
St. Paul (City of), MN Housing & Redevelopment Authority;
Series 2004, RB	6.25%	03/01/2029	1,574	1,535,796
Series 2017 A, RB(e)	5.50%	07/01/2052	1,075	1,164,531
Series 2019, RB	5.00%	07/01/2049	1,000	1,087,409
Series 2019, RB	5.00%	07/01/2055	1,000	1,084,351
				63,435,332

Mississippi–0.33%
Mississippi (State of) Development Bank (Jackson Convention Center); Series 2013 A, Ref. RB (INS - BAM)(d)	5.00%	03/01/2036	10,000	12,674,266
Mississippi State University Educational Building Corp.; Series 2018, Ref. RB(l)	4.00%	08/01/2043	13,015	14,258,955
Stonebridge Public Improvement District; Series 2007, RB (Acquired 08/31/2007-09/06/2007; Cost $19,071,964)(f)(h)	7.50%	10/01/2042	16,410	1,969,200
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,385	1,408,080
				30,310,501

Missouri–0.77%
Branson (City of), MO Commerce Park Community Improvement District; Series 2007 A, RB(f)	5.75%	06/01/2026	4,900	980,000
Branson (City of), MO Industrial Development Authority;
Series 2005 A, RB(g)	7.05%	05/01/2027	11,270	8,250,371
Series 2005, RB	5.50%	06/01/2029	2,730	2,729,767
Series 2007 A, RB(g)	5.75%	05/01/2026	2,125	1,609,077
Broadway-Fairview Transportation Development District; Series 2006 A, RB(g)	6.13%	12/01/2036	570	370,500
Callaway (County of), MO Industrial Development Authority (Westminster College); Series 2021, RB(e)	7.00%	10/01/2051	3,590	3,424,591
Chesterfield Valley Transportation Development District; Series 2018, RB(c)	5.50%	05/15/2046	5,000	2,797,484
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB(g)	5.63%	04/01/2027	3,100	2,704,147
Dardenne Town Square Transportation Development District;
Series 2006 A, RB(g)(n)	5.00%	05/01/2026	3,020	1,449,600
Series 2006 A, RB(g)(n)	5.00%	05/01/2036	3,825	1,836,000
Grindstone Plaza Transportation Development District;
Series 2006 A, RB	5.40%	10/01/2026	400	397,706
Series 2006 A, RB	5.55%	10/01/2036	115	100,749
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(e)	5.25%	12/01/2048	4,900	5,190,384
Kansas City (City of), MO Industrial Development Authority;
Series 2004 A, RB(b)	6.75%	07/01/2036	1,001	959,285
Series 2019, RB(e)	5.00%	07/01/2040	5,780	5,741,689
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB (INS - AGM)(b)(d)	5.00%	03/01/2049	5,000	5,731,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community
Improvement District); Series 2016 A, Ref. RB(e)	5.00%	04/01/2046	$1,890	$ 1,918,459
Lee’s Summit (City of), MO Industrial Development Authority;
Series 2007, RB(f)(g)	5.75%	03/01/2029	750	465,000
Series 2012, RB	6.00%	05/01/2042	2,800	2,800,766
Move Rolla Transportation Development District; Series 2017, RB	4.63%	06/01/2042	2,095	2,204,944
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	608	532,444
Rock Hill (City of), MO Industrial Development Authority (Market at McKnight Redevelopment); Series 2015 A, RB	4.50%	11/01/2028	740	689,727
St Louis (County of), MO; Series 2007 A, RB(g)	5.50%	09/02/2028	1,108	365,640
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	5.00%	10/01/2046	2,750	2,704,031
St. Louis (City of), MO;
Series 2007, RB(g)(n)	6.30%	04/01/2027	3,043	699,890
Series 2007, RB(g)	5.50%	05/29/2028	2,031	816,217
St. Louis (City of), MO Industrial Development Authority; Series 2010 A, RB(f)(g)	8.00%	04/27/2033	4,580	137,400
St. Louis (City of), MO Land Clearance for Redevelopment Authority;
Series 2018 A, RB	5.00%	04/01/2038	4,000	4,582,490
Series 2018 B, RB	6.38%	04/01/2043	2,000	2,004,779
St. Louis (County of), MO;
Series 2006, RB(g)(n)	6.00%	08/21/2026	1,660	332,000
Series 2006, RB(g)(n)	6.00%	08/21/2026	2,442	537,240
Series 2007 A, RB(g)	5.50%	01/20/2028	2,285	1,005,400
Series 2007 B, RB(g)(n)	5.50%	01/20/2028	1,510	226,500
St. Louis (County of), MO Industrial Development Authority; Series 2019 A, Ref. RB(e)	5.88%	03/01/2033	3,100	3,237,987
Stone Canyon Community Improvement District;
Series 2007, RB (Acquired 09/23/2011; Cost $1,684,770)(f)(g)(h)	5.70%	04/01/2022	1,865	484,900
Series 2007, RB (Acquired 09/23/2011; Cost $876,272)(f)(g)(h)	5.75%	04/01/2027	975	253,500
				70,272,128

Montana–0.01%
Hardin (City of), MT; Series 2006, RB(g)(n)	6.25%	09/01/2031	5,935	890,250

Nevada–0.52%
Clark (County of), NV;
Series 2007 A, RB	5.00%	02/01/2026	800	808,398
Series 2007 A, RB	5.05%	02/01/2031	750	756,355
Series 2018 A, GO Bonds(l)	5.00%	05/01/2048	27,500	31,915,070
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	06/01/2043	7,160	8,359,656
Clark County School District; Series 2018 A, GO Bonds	5.00%	06/15/2022	145	146,790
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	5.00%	12/01/2049	1,000	1,106,575
Mesquite (City of), NV; Series 2005, RB	5.50%	08/01/2025	170	172,068
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. RB(e)(k)	0.00%	07/01/2058	26,000	4,176,343
				47,441,255

New Hampshire–0.24%
New Hampshire (State of) Business Finance Authority;
Series 2019 A, RB(e)	5.25%	07/01/2039	1,400	1,435,483
Series 2019 A, RB(e)	5.63%	07/01/2046	770	797,894
Series 2019 A, RB(e)	5.75%	07/01/2054	2,680	2,783,301
Series 2020 1-A, RB	4.13%	01/20/2034	7,283	8,121,114
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 06/14/2017-02/13/2020; Cost $1,171,530)(e)(f)(h)	5.25%	07/01/2027	1,100	550,000
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,725,000)(e)(f)(h)	6.13%	07/01/2037	1,725	862,500
Series 2017 A, RB (Acquired 06/12/2017; Cost $865,000)(e)(f)(h)	6.25%	07/01/2042	865	432,500
Series 2017 A, RB (Acquired 06/12/2017-04/28/2020; Cost $12,692,763)(e)(f)(h)	6.13%	07/01/2052	14,375	7,187,500
				22,170,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–1.61%
New Jersey (State of);
Series 2020 A, GO Bonds	4.00%	06/01/2031	$5,000	$ 5,784,559
Series 2020 A, GO Bonds	4.00%	06/01/2032	5,000	5,821,995
New Jersey (State of) Economic Development Authority;
Series 2014 A, RB(e)	6.00%	10/01/2034	565	599,115
Series 2014 A, RB(e)	6.20%	10/01/2044	750	792,119
Series 2017 A, RB(e)	5.38%	07/01/2047	1,865	1,942,354
Series 2017 A, Ref. RB(e)	5.13%	09/01/2052	2,055	2,207,919
Series 2017, RB	5.00%	07/15/2047	1,875	2,069,608
Series 2018 A, RB(e)	5.75%	09/01/2050	2,630	2,648,391
Series 2018 A, RB(e)	5.38%	10/01/2050	5,000	5,343,442
Series 2018 A, RB(e)	6.50%	11/01/2052	690	798,285
Series 2019 B, RB(e)	5.75%	10/01/2026	765	753,274
New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB(e)	5.00%	10/01/2039	6,000	5,835,616
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 2000 B, RB(b)	5.63%	11/15/2030	8,550	9,181,708
Series 2012, RB(b)	5.75%	09/15/2027	925	941,049
New Jersey (State of) Economic Development Authority (Leap Academy); Series 2014 A, RB(e)	6.30%	10/01/2049	500	528,665
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	3,083	3,685,208
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 A, RB	6.10%	07/01/2044	1,000	1,011,885
New Jersey (State of) Economic Development Authority (State House); Series 2017 B, RB	5.00%	06/15/2035	2,050	2,367,083
New Jersey (State of) Educational Facilities Authority (College of St. Elizabeth (The)); Series 2016 D, Ref. RB	5.00%	07/01/2046	5,000	5,253,557
New Jersey (State of) Health Care Facilities Financing Authority; Series 2018, RB (Acquired 09/14/2018; Cost $5,000,000)(e)(h)	5.75%	10/01/2038	5,000	4,675,398
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (INS - BAM)(d)(k)	0.00%	12/15/2037	10,000	6,330,377
Series 2018 A, Ref. RN	5.00%	06/15/2031	3,300	3,736,069
New Jersey (State of) Turnpike Authority; Series 2021 A, RB	4.00%	01/01/2051	5,000	5,552,492
Newark (City of), NJ; Series 2015 A, GO Bonds	5.00%	07/15/2029	3,583	3,898,221
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	18,650	20,951,718
Series 2018 B, Ref. RB	5.00%	06/01/2046	39,350	43,848,649
				146,558,756

New Mexico–0.11%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	615	628,104
Farmington (City of), NM (San Juan Four Corners); Series 2016 A, Ref. RB	2.15%	04/01/2033	7,355	6,908,266
Mariposa East Public Improvement District;
Series 2015 A, RB	5.90%	09/01/2032	55	55,639
Series 2015 B, RB	5.90%	09/01/2032	350	354,066
Series 2015 C, RB	5.90%	09/01/2032	450	451,687
Series 2015 D, RB(k)	0.00%	03/01/2032	385	195,433
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,770	1,723,252
				10,316,447

New York–23.15%
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(b)(e)	5.50%	12/31/2040	9,655	10,009,825
Erie Tobacco Asset Securitization Corp.; Series 2005 D, RB(k)	0.00%	06/01/2055	17,700	1,557,600
Essex (County of), NY Industrial Development Agency; Series 2017, RB(b)	6.25%	06/01/2047	4,095	3,702,920
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(e)(f)	5.88%	01/01/2052	5,400	4,050,000
Hudson Yards Infrastructure Corp. (Green Bonds); Series 2021 A, Ref. RB	4.00%	02/15/2042	14,000	15,959,584
Long Island (City of), NY Power Authority; Series 2017, RB	5.00%	09/01/2042	5,000	5,811,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Series 2013 D, RB(i)(j)	5.25%	11/15/2023	$900	$ 963,496
Series 2013 D, RB(i)(j)	5.25%	11/15/2023	900	963,496
Series 2017 D, Ref. RB	4.00%	11/15/2042	4,680	4,982,520
Series 2018, RB(l)	5.25%	11/15/2057	10,000	11,673,892
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	5,005	5,579,647
Series 2017 B-1, RB	5.00%	11/15/2042	3,000	3,489,727
Series 2020 A-1, RB	4.00%	11/15/2045	13,000	13,959,472
Series 2020 A-1, RB	5.00%	11/15/2049	22,270	25,696,487
Series 2020 A-1, RB	4.00%	11/15/2051	12,000	12,804,962
Series 2020 C-1, RB	4.75%	11/15/2045	27,000	30,654,042
Series 2020 C-1, RB	5.00%	11/15/2050	30,115	34,747,575
Subseries 2016 B-1, RB	5.00%	11/15/2051	10,470	11,858,062
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2011, RB	6.00%	06/01/2030	1,000	1,003,314
Monroe County Industrial Development Corp. (University of Rochester); Series 2020 A, RB	4.00%	07/01/2050	32,815	36,334,346
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB	5.00%	01/01/2058	8,272	6,917,805
Series 2021, Ref. RB(e)	9.00%	01/01/2041	3,970	3,806,201
New York & New Jersey (States of) Port Authority;
Series 2017, Ref. RB(b)(l)	5.00%	11/15/2047	19,725	22,825,072
Series 2017, Ref. RB(l)	5.00%	04/15/2057	11,050	12,628,288
Series 2017, Ref. RB(l)	5.00%	05/15/2057	13,000	15,073,488
Series 2018 206, Ref. RB(b)(l)	5.00%	11/15/2042	2,000	2,316,662
Series 2020 221, RB(b)	4.00%	07/15/2045	4,000	4,354,670
Series 2020 221, RB(b)	4.00%	07/15/2050	12,550	13,586,710
Series 2020 221, RB(b)	4.00%	07/15/2060	33,475	36,008,375
Series 2020 222, Ref. RB	4.00%	07/15/2037	2,000	2,257,878
Series 2020 222, Ref. RB	4.00%	07/15/2038	2,250	2,533,519
Series 2020 222, Ref. RB	4.00%	07/15/2039	2,250	2,527,049
Series 2020, RB(b)(l)	5.00%	11/01/2049	50,045	58,597,670
Series 2020-222, Ref. RB	4.00%	07/15/2040	2,000	2,242,590
Series 2021, Ref. RB(b)	4.00%	07/15/2041	1,850	2,039,469
Series 2021, Ref. RB(b)	4.00%	07/15/2046	4,500	4,903,038
Series 2021, Ref. RB(b)	4.00%	07/15/2061	29,595	31,841,432
New York (City of), NY;
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	5,000	5,988,037
Series 2021 BB-1, Ref. RB	4.00%	06/15/2045	19,750	22,373,624
Series 2021 F-1, GO Bonds	5.00%	03/01/2023	200	208,153
Series 2021 F-1, GO Bonds	5.00%	03/01/2050	27,200	32,790,171
Subseries 2018 F-1, GO Bonds	5.00%	04/01/2039	1,975	2,318,894
New York (City of), NY Industrial Development Agency; Series 1997, RB(b)(i)	6.20%	10/01/2022	4,430	4,565,734
New York (City of), NY Municipal Water Finance Authority;
Series 2021 CC-1, RB	4.00%	06/15/2051	25,000	27,998,165
Series 2021 CC-1, RB	5.00%	06/15/2051	25,000	30,633,827
New York (City of), NY Transitional Finance Authority;
Series 2018 A-3, RB(l)	5.00%	08/01/2041	53,425	61,935,538
Series 2018 B-1, RB(l)	4.00%	08/01/2041	15,000	16,239,240
Series 2018 B-1, RB(l)	5.00%	08/01/2045	20,140	23,258,518
Series 2018 C-3, RB(l)	5.00%	05/01/2041	16,810	19,728,725
Series 2018 S-3, Ref. RB(l)	5.00%	07/15/2035	25,000	29,871,020
Series 2018, RB(l)	5.00%	08/01/2042	13,000	15,319,545
Series 2019 A-3, RB	4.00%	05/01/2042	9,420	10,439,238
Series 2019 F-1, RB(l)	5.00%	05/01/2042	75,000	86,382,623
Series 2020 C-1, RB	4.00%	05/01/2045	14,600	16,291,651
Series 2020 D, RB	4.00%	11/01/2038	5,000	5,662,623
Series 2020 D, RB	4.00%	11/01/2039	6,000	6,777,261
Series 2020 D, RB	4.00%	11/01/2046	7,500	8,352,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2020 D, RB	4.00%	11/01/2047	$10,000	$ 11,122,111
Series 2020, RB	4.00%	05/01/2047	17,000	18,907,589
Series 2021 E-1, RB	4.00%	02/01/2039	6,830	7,726,086
Subseries 2018 A-1, RB	5.00%	08/01/2040	2,450	2,894,875
New York (State of) Dormitory Authority;
Series 2018 A, RB(l)	5.00%	03/15/2039	13,270	15,647,587
Series 2018 A, RB(l)	5.00%	03/15/2044	15,000	17,215,524
Series 2018 C, Ref. RB(l)	5.00%	03/15/2037	25,000	29,544,550
Series 2018 C, Ref. RB(l)	5.00%	03/15/2041	31,720	37,337,809
Series 2018 E, Ref. RB(l)	5.00%	03/15/2041	10,000	11,908,988
Series 2018 E, Ref. RB	5.00%	03/15/2042	5,000	5,948,539
Series 2018 XF0685, Revenue Ctfs.(l)	5.00%	03/15/2040	15,000	17,675,561
Series 2019 A, Ref. RB	5.00%	03/15/2045	10,000	11,993,472
Series 2020 A, Ref. RB	4.00%	03/15/2046	18,455	20,509,305
Series 2020 A, Ref. RB	4.00%	03/15/2047	25,000	27,748,437
Series 2020 A, Ref. RB	4.00%	03/15/2048	39,290	43,565,510
Series 2020 D, Ref. RB	4.00%	02/15/2047	5,000	5,515,787
Series 2021 A, Ref. RB	4.00%	03/15/2039	15,000	16,992,339
Series 2021 E, Ref. RB	4.00%	03/15/2047	4,400	4,945,974
New York (State of) Power Authority (Green Bonds); Series 2020 A, Ref. RB	4.00%	11/15/2045	17,500	19,512,796
New York (State of) Thruway Authority;
Series 2019 B, RB	4.00%	01/01/2045	20,000	21,773,830
Series 2020 N, RB	4.00%	01/01/2046	3,360	3,685,975
New York (State of) Thruway Authority (Bid Group 4); Series 2021 A-1, Ref. RB	4.00%	03/15/2054	17,075	18,914,065
New York Counties Tobacco Trust V; Series 2005 S4B, RB(e)(k)	0.00%	06/01/2060	234,000	9,769,219
New York Power Authority; Series 2020 A, Ref. RB(l)	4.00%	11/15/2050	30,000	33,290,181
New York Power Authority (Green Bonds); Series 2020 A, Ref. RB	4.00%	11/15/2060	7,000	7,713,213
New York State Environmental Facilities Corp.; Series 2018 B, RB	5.00%	06/15/2048	8,320	9,916,274
New York State Urban Development Corp.;
Series 2020 A, RB	5.00%	03/15/2041	5,450	6,668,628
Series 2020 A, RB	5.00%	03/15/2042	4,075	4,972,807
Series 2020 A, RB	4.00%	03/15/2045	13,165	14,649,033
Series 2020 A, RB	4.00%	03/15/2049	25,930	28,709,185
Series 2020 C, Ref. RB	4.00%	03/15/2045	5,000	5,563,628
Series 2020 C, Ref. RB	5.00%	03/15/2047	13,000	15,708,380
Series 2020 C, Ref. RB	4.00%	03/15/2049	3,000	3,321,541
Series 2020, Ref. RB	4.00%	03/15/2039	10,000	11,278,339
New York State Urban Development Corp. (Bidding Group 3);
Series 2021, Ref. RB	4.00%	03/15/2043	20,455	23,114,958
Series 2021, Ref. RB	4.00%	03/15/2047	25,000	28,033,135
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(b)	5.25%	08/01/2031	15,115	17,145,799
Series 2020, Ref. RB(b)	5.38%	08/01/2036	9,800	11,551,050
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(b)	5.00%	08/01/2026	47,570	48,044,877
Series 2016, Ref. RB(b)	5.00%	08/01/2031	43,220	43,651,452
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2016 A, RB(b)	4.00%	07/01/2031	2,525	2,637,932
Series 2016 A, RB(b)	5.00%	07/01/2034	2,500	2,674,134
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia);
Series 2020, RB(b)	5.00%	10/01/2040	20,000	23,069,956
Series 2020, RB(b)	4.38%	10/01/2045	6,500	6,967,787
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(b)	5.00%	07/01/2046	2,500	2,668,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Tender Option Bond Trust Receipts/Certificates;
Series 2022, GO Bonds(l)	4.00%	03/01/2050	$67,200	$ 73,944,662
Series 2022, GO Bonds(l)	5.00%	11/15/2051	58,000	70,696,171
Series 2022-XF1281, RB(l)	5.00%	03/15/2050	50,500	60,874,644
Series 2022-XF1287, RB(l)	5.00%	05/15/2051	44,680	54,377,834
Series 2022-XF2972, RB(l)	4.00%	03/15/2044	46,270	52,186,142
Series 2022-XF2980, RB(b)(l)	4.00%	07/15/2055	46,110	49,777,036
Series 2022-XX1172, RB(l)(m)	4.00%	02/01/2049	65,000	72,240,448
Triborough Bridge & Tunnel Authority;
Series 2021 C-1A, RB	5.00%	05/15/2051	25,750	31,609,552
Subseries 2021 B-1, Ref. RB	4.00%	05/15/2056	10,000	11,111,643
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2020 A, RB	4.00%	11/15/2054	5,000	5,533,028
Yonkers Economic Development Corp. (Charter School Education Excellence); Series 2019 A, RB	5.00%	10/15/2054	465	504,799
				2,102,459,727

North Carolina–0.22%
Charlotte (City of), NC;
Series 2019 B, Ref. COP	4.00%	06/01/2038	1,000	1,130,421
Series 2019 B, Ref. COP	4.00%	06/01/2039	750	845,362
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group); Series 2019, RB	4.00%	11/01/2052	16,500	18,335,673
				20,311,456

North Dakota–0.28%
Grand Forks (County of), ND (Green Bonds);
Series 2021, RB(b)(e)	6.63%	12/15/2031	3,000	2,898,225
Series 2021, RB(b)(e)	7.00%	12/15/2043	23,500	22,158,394
				25,056,619

Northern Mariana Islands–0.24%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds	5.00%	10/01/2033	23,505	22,009,281

Ohio–3.74%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	8,735	9,179,430
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	133,405	145,330,607
Series 2020 B-3, Ref. RB(k)	0.00%	06/01/2057	104,895	16,382,784
Butler (County of), NY Port Authority; Series 2013, Ref. RB(i)(j)	7.00%	07/01/2023	5,645	6,082,729
Cleveland (City of) & Cuyahoga (County of), OH Port Authority;
Series 2018, Ref. RB	5.25%	12/01/2038	815	914,577
Series 2018, Ref. RB	5.50%	12/01/2043	735	827,794
Series 2018, Ref. RB	5.50%	12/01/2053	2,900	3,238,330
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2021, Ref. RB(e)	4.50%	12/01/2055	750	763,711
Columbus (City of) & Franklin (County of), OH Finance Authority; Series 2007 A, RB	6.00%	05/15/2035	170	170,471
Cuyahoga (County of), OH (Metrohealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	10,000	11,687,920
Series 2017, Ref. RB	5.50%	02/15/2057	4,900	5,714,470
Darke (County of), OH (Wayne Healthcare);
Series 2019 A, RB	4.00%	09/01/2040	1,000	1,041,302
Series 2019 A, RB	4.00%	09/01/2045	1,750	1,806,831
FirstEnergy Solutions Corp.;
Class A3(g)	3.75%	12/01/2023	7,750	18,352
Class B5(g)	3.10%	03/01/2023	2,000	4,736
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2012, RB	5.00%	11/01/2042	7,000	7,052,879
Gallia (County of), OH (Holzer Health System Obligated Group); Series 2012, Ref. RB(i)(j)	8.00%	07/01/2022	34,245	35,043,563
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	540	526,683
Series 2004, RB	6.40%	02/15/2034	2,500	2,186,942
Hardin (County of), OH (Ohio Northern University); Series 2020, Ref. RB	5.50%	05/01/2050	3,000	3,115,614
Hickory Chase Community Authority; Series 2019, Ref. RB(e)	5.00%	12/01/2040	1,855	1,930,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Lorain (County of), OH Port Authority; Series 2005 A, RB(b)	6.00%	11/15/2025	$135	$ 135,125
Marion (County of), OH (United Church Homes, Inc.);
Series 2019, Ref. RB	5.00%	12/01/2039	1,150	1,246,101
Series 2019, Ref. RB	5.13%	12/01/2049	6,000	6,462,533
Norwood (City of), OH; Series 2017, RB	6.00%	12/01/2046	1,060	1,082,316
Ohio (State of) Air Quality Development Authority; Series 2019, RB(b)(e)	5.00%	07/01/2049	10,000	10,874,357
Ohio (State of) Higher Educational Facility Commission;
Series 2015, Ref. RB	6.00%	10/01/2041	23,700	26,036,927
Series 2018, Ref. RB	5.25%	01/01/2048	5,750	5,749,511
Series 2019, RB	5.00%	11/01/2044	10,960	13,058,911
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(e)	5.45%	01/01/2038	5,400	5,157,056
Southeastern Ohio (State of) Port Authority (Memorial Health Systems); Series 2012, Ref. RB	5.75%	12/01/2032	4,100	4,192,115
Warren (County of), OH Port Authority;
Series 2019 D, RB(e)	4.00%	12/01/2039	2,305	2,363,746
Series 2019 D, RB(e)	5.00%	12/01/2052	3,670	3,993,356
Series 2019, RB(e)	5.25%	12/01/2052	6,105	6,175,925
				339,548,041

Oklahoma–0.32%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB (Acquired 08/30/2007-03/01/2016; Cost $4,220,000)(h)	6.63%	10/01/2037	4,500	4,050,053
Oklahoma (State of) Ordnance Works Authority (Ralston Purina Co.); Series 1996, PCR(b)	6.50%	09/01/2026	100	100,461
Tulsa (City of), OK Authority for Economic Opportunity (Vast Bank); Series 2021, RB(e)	4.00%	12/01/2043	2,575	2,333,638
Tulsa (City of), OK Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(j)	5.00%	06/01/2025	20,660	22,399,574
				28,883,726

Oregon–0.94%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa);
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,000	1,069,860
Series 2020 A, Ref. RB	5.38%	11/15/2055	1,000	1,072,343
Oregon (State of) Facilities Authority;
Series 2015 A, RB(e)	5.75%	06/15/2046	1,740	1,845,435
Series 2016 A, RB	5.25%	06/15/2051	2,625	2,719,210
Portland (Port of), OR;
Series 2020 A, RB(b)	4.00%	07/01/2050	25,710	27,904,325
Series 2022 28, RB(b)	4.00%	07/01/2042	8,000	8,947,377
Series 2022 28, RB(b)	4.00%	07/01/2047	26,835	29,685,140
Series 2022 28, RB(b)	5.00%	07/01/2052	10,000	12,109,613
				85,353,303

Pennsylvania–1.81%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	17,800	20,405,639
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(e)	6.00%	05/01/2042	4,120	4,875,182
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(e)	5.38%	05/01/2042	8,000	9,053,934
Chester (County of), PA Industrial Development Authority;
Series 2016, RB	5.25%	01/01/2037	1,710	1,713,482
Series 2016, RB	5.50%	01/01/2052	11,080	11,062,939
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone);
Series 2018, RB(e)	5.00%	03/01/2038	504	552,284
Series 2018, RB(e)	5.13%	03/01/2048	987	1,079,827
Crawford (County of), PA Hospital Authority;
Series 2016 A, Ref. RB	6.00%	06/01/2046	2,750	3,004,093
Series 2016 A, Ref. RB	6.00%	06/01/2051	3,215	3,504,058
Dauphin (County of), PA Industrial Development Authority (Dauphin Construction Water Supply); Series 1992 A, RB(b)	6.90%	06/01/2024	3,400	3,800,341
Lancaster (City of), PA; Series 2018, GO Bonds (INS - BAM)(d)	4.00%	11/01/2040	5	5,564
Monroeville Finance Authority; Series 2012, RB	5.00%	02/15/2042	5,000	5,091,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Montgomery (County of), PA Higher Education & Health Authority;
Series 2017, Ref. RB (Acquired 10/25/2017-02/13/2019; Cost $1,250,272)(h)	5.00%	12/01/2032	$1,260	$ 1,154,580
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $1,705,000)(h)	5.25%	12/01/2037	1,705	1,532,375
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $487,605)(h)	5.30%	12/01/2038	500	447,241
Series 2017, Ref. RB (Acquired 10/25/2017-10/26/2017; Cost $3,128,288)(h)	5.38%	12/01/2047	3,140	2,729,003
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $7,245,256)(g)(h)(n)	5.00%	12/31/2023	8,239	2,059,664
Series 2013, RB(g)(n)	5.00%	12/31/2023	3,054	763,551
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority; Series 2012 A, RB	5.00%	01/01/2027	1,370	1,373,906
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2018, RB (CEP - FNMA)	3.60%	08/01/2035	13	13,533
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 B, RB	5.25%	12/01/2044	560	617,464
Series 2021 A, RB	4.00%	12/01/2050	2,500	2,745,128
Series 2021 A, Ref. RB(l)(m)	4.00%	12/01/2051	50,000	56,121,295
Philadelphia (City of), PA Authority for Industrial Development;
Series 2012 A, RB	5.50%	06/15/2022	195	197,104
Series 2012 A, RB	5.50%	06/15/2032	2,000	2,019,547
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2012 A, RB	5.63%	07/01/2036	3,350	3,398,209
Series 2012 A, RB	5.63%	07/01/2042	5,250	5,325,551
Philadelphia (City of), PA Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB(i)(j)	6.13%	03/15/2023	1,500	1,579,277
Philadelphia (City of), PA Industrial Development Authority (University of the Arts); Series 2017, Ref. RB(e)	5.00%	03/15/2045	8,430	8,873,284
Southcentral Pennsylvania General Authority (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	7,500	8,903,778
				164,003,038

Puerto Rico–11.67%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	3,400	3,489,854
Series 2002, RB	5.50%	05/15/2039	35,925	36,867,848
Series 2002, RB	5.63%	05/15/2043	108,400	110,454,202
Series 2005 A, RB(k)	0.00%	05/15/2050	28,000	4,613,602
Series 2005 B, RB(k)	0.00%	05/15/2055	127,450	11,985,857
Puerto Rico (Commonwealth of);
Series 2001 A, GO Bonds(f)	5.13%	07/01/2031	450	449,438
Series 2004 A, GO Bonds(f)	5.00%	07/01/2024	1,500	1,503,750
Series 2004 A, GO Bonds (INS - AGC)(d)	5.00%	07/01/2034	10	10,010
Series 2004 A, GO Bonds(f)	5.00%	07/01/2034	1,660	1,664,150
Series 2007 A, GO Bonds(f)	5.25%	07/01/2037	2,165	2,181,237
Series 2007 A, Ref. GO Bonds(f)	5.25%	07/01/2026	1,920	1,903,200
Series 2009 B, Ref. GO Bonds(f)	6.50%	07/01/2037	14,550	14,877,375
Series 2009 B, Ref. GO Bonds(f)	5.75%	07/01/2038	3,000	2,958,749
Series 2009 C, Ref. GO Bonds(f)	6.00%	07/01/2039	9,265	9,218,675
Series 2011 A, GO Bonds(f)	5.75%	07/01/2041	65,250	64,760,632
Series 2011 A, Ref. GO Bonds (INS - AGM)(d)	5.25%	07/01/2024	5	5,005
Series 2011 C, Ref. GO Bonds(f)	6.00%	07/01/2035	2,625	2,480,625
Series 2011 C, Ref. GO Bonds(f)	5.75%	07/01/2036	11,540	10,688,924
Series 2011 C, Ref. GO Bonds (INS - AGM)(d)	5.75%	07/01/2037	1,345	1,346,290
Series 2011 C, Ref. GO Bonds(f)	6.50%	07/01/2040	13,000	12,740,009
Series 2012 A, Ref. GO Bonds(f)	5.50%	07/01/2026	14,695	13,978,648
Series 2012 A, Ref. GO Bonds(f)	5.50%	07/01/2026	3,255	3,092,256
Series 2012 A, Ref. GO Bonds(f)	5.50%	07/01/2027	340	323,851
Series 2012 A, Ref. GO Bonds(f)	5.00%	07/01/2033	2,550	2,377,875
Series 2012 A, Ref. GO Bonds (INS - AGM)(d)	5.00%	07/01/2035	3,885	3,906,009
Series 2012 A, Ref. GO Bonds(f)	5.13%	07/01/2037	2,000	1,865,000
Series 2012 A, Ref. GO Bonds(f)	5.00%	07/01/2041	6,765	6,173,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2021, GO Bonds(e)(f)	5.00%	06/01/2022	$53,955	$ 54,427,106
Series 2021, GO Bonds(e)(f)	5.50%	06/01/2022	50,515	51,462,156
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2012 A, RB(i)	5.50%	07/01/2028	250	253,807
Series 2012 A, RB(i)	5.25%	07/01/2029	8,130	8,247,113
Series 2012 A, RB(i)	5.00%	07/01/2033	19,468	19,732,420
Series 2012 A, RB(i)	5.75%	07/01/2037	25,035	25,436,829
Series 2012 A, RB(i)	5.25%	07/01/2042	10,000	10,144,051
Series 2012 A, RB(i)	6.00%	07/01/2047	37,380	38,009,464
Series 2021 A, RB(e)	5.00%	07/01/2022	320	324,504
Series 2021 A, RB(e)	5.00%	07/01/2025	315	350,106
Series 2021 A, RB(e)	5.00%	07/01/2033	900	1,079,078
Series 2021 A, RB(e)	5.00%	07/01/2037	450	530,780
Series 2021 A, RB(e)	4.00%	07/01/2042	1,250	1,353,151
Series 2022 A, Ref. RB(e)	5.00%	07/01/2033	9,000	10,814,869
Series 2022 A, Ref. RB(e)	5.00%	07/01/2037	6,000	7,125,658
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 TT, RB(f)	5.00%	07/01/2026	895	922,969
Series 2007 TT, RB(f)	5.00%	07/01/2027	1,990	2,052,187
Series 2007 TT, RB(f)	5.00%	07/01/2032	3,680	3,795,000
Series 2007 TT-RSA-1, RB(f)	5.00%	07/01/2022	210	216,563
Series 2007 TT-RSA-1, RB(f)	5.00%	07/01/2024	15	15,469
Series 2007 UU, Ref. RB (INS - AGC)(d)	5.00%	07/01/2026	7,905	8,057,018
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2026	175	182,922
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2033	22,000	23,313,253
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2035	465	493,838
Series 2008 WW, RB(f)	5.50%	07/01/2038	605	629,200
Series 2008 WW-RSA-1, RB(f)	5.38%	07/01/2022	85	88,188
Series 2008 WW-RSA-1, RB(f)	5.38%	07/01/2024	390	404,625
Series 2008 WW-RSA-1, RB(f)	5.25%	07/01/2033	415	430,044
Series 2010 AAA-RSA-1, RB(f)	5.25%	07/01/2022	40	41,450
Series 2010 AAA-RSA-1, RB(f)	5.25%	07/01/2023	10	10,363
Series 2010 AAA-RSA-1, RB(f)	5.25%	07/01/2028	2,600	2,694,250
Series 2010 AAA-RSA-1, RB(f)	5.25%	07/01/2029	445	461,131
Series 2010 AAA-RSA-1, RB(f)	5.25%	07/01/2030	95	98,444
Series 2010 AAA-RSA-1, Ref. RB(f)	5.25%	07/01/2026	4,570	4,735,662
Series 2010 CCC-RSA-1, RB(f)	5.00%	07/01/2022	310	319,688
Series 2010 CCC-RSA-1, RB(f)	5.00%	07/01/2024	35	36,094
Series 2010 CCC-RSA-1, RB(f)	5.00%	07/01/2027	285	293,906
Series 2010 CCC-RSA-1, RB(f)	5.00%	07/01/2028	540	556,875
Series 2010 DDD, Ref. RB(f)	5.00%	07/01/2022	185	190,781
Series 2010 XX, RB(f)	5.25%	07/01/2035	2,660	2,756,425
Series 2010 XX, RB(f)	5.25%	07/01/2040	28,430	29,460,587
Series 2010 XX-RSA-1, RB(f)	5.25%	07/01/2026	10	10,363
Series 2010 XX-RSA-1, RB(f)	5.25%	07/01/2027	845	875,631
Series 2010 XX-RSA-1, RB(f)	5.75%	07/01/2036	18,575	19,387,656
Series 2010 ZZ, Ref. RB(f)	5.25%	07/01/2026	1,135	1,176,144
Series 2010 ZZ-RSA-1, Ref. RB(f)	5.00%	07/01/2022	850	876,563
Series 2010 ZZ-RSA-1, Ref. RB(f)	5.25%	07/01/2022	50	51,813
Series 2010 ZZ-RSA-1, Ref. RB(f)	5.00%	07/01/2024	215	221,719
Series 2010 ZZ-RSA-1, Ref. RB(f)	4.63%	07/01/2025	190	195,225
Series 2010 ZZ-RSA-1, Ref. RB(f)	5.25%	07/01/2025	275	284,969
Series 2010 ZZ-RSA-1, Ref. RB(f)	5.00%	07/01/2026	10	10,313
Series 2012 A, RB(f)	5.00%	07/02/2029	3,100	3,196,875
Series 2012 A, RB(f)	5.05%	07/01/2042	11,925	12,297,656
Series 2013 A, RB(f)	7.00%	07/01/2040	480	510,000
Series 2013 A, RB(f)	7.00%	07/01/2043	9,080	9,647,496
Series 2013 A-RSA, RB(f)	7.25%	07/01/2030	160	170,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2016 E-4, RB(f)	10.00%	07/01/2022	$543	$ 595,283
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2002 D, RB (INS - AGM)(d)	5.00%	07/01/2027	45	45,338
Series 2002 E, RB (INS - AGM)(d)	5.50%	07/01/2023	25	25,900
Series 2003 AA, RB(f)	5.00%	07/01/2028	1,360	1,567,400
Series 2003 AA, RB(f)	5.00%	07/02/2035	1,035	1,192,838
Series 2003 AA-2, Ref. RB(f)	5.30%	07/02/2035	7,895	9,098,987
Series 2003 H, Ref. RB(f)	5.45%	07/01/2035	605	364,513
Series 2003, RB (INS - AGC)(d)	5.75%	07/01/2022	9,000	9,135,000
Series 2003, RB (INS - AGC)(d)	5.00%	07/01/2023	215	216,613
Series 2003, RB(f)	5.00%	07/03/2028	2,175	358,887
Series 2004 J, RB (INS - NATL)(d)	5.00%	07/01/2029	250	251,354
Series 2005 L, Ref. RB (INS - NATL)(d)	5.25%	07/01/2035	1,490	1,576,338
Series 2005 L, Ref. RB (INS - AMBAC)(d)	5.25%	07/01/2038	125	127,240
Series 2007 CC, Ref. RB(f)	5.50%	07/01/2029	5,000	5,762,386
Series 2007 CC, Ref. RB(f)	5.50%	07/01/2030	3,250	3,745,624
Series 2007 CC, Ref. RB (INS - AGM)(d)	5.25%	07/01/2033	80	83,840
Series 2007 N, Ref. RB (INS - NATL)(d)	5.25%	07/01/2033	165	174,849
Series 2007 N, Ref. RB (INS - AGM)(d)	5.25%	07/01/2034	60	62,863
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(b)	6.63%	06/01/2026	5,600	5,796,000
Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 B, RB (INS - AGC)(d)	5.00%	07/01/2041	25	25,188
Series 2006 B, RB(f)	5.00%	07/01/2031	5,000	2,593,752
Series 2006 B, RB(f)	5.00%	07/01/2037	3,000	1,556,255
Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2002 D, RB(f)	5.25%	07/01/2036	1,515	1,657,031
Series 2007 N, RB(f)	5.00%	07/01/2032	3,870	4,261,837
Series 2007 N, RB(f)	5.00%	07/01/2037	150	164,438
Series 2007 Q, Ref. RB(f)	5.50%	07/01/2037	200	221,500
Series 2007 Q, Ref. RB(f)	5.63%	07/01/2039	5,860	6,541,225
Series 2009 P, Ref. RB(f)	6.13%	07/01/2023	12,000	13,620,000
Series 2009 P, Ref. RB(f)	6.25%	07/01/2026	5,100	5,807,625
Series 2009 P, Ref. RB(f)	6.75%	07/01/2036	4,980	5,720,775
Series 2011 S, RB(f)	5.75%	07/01/2022	12,845	14,274,006
Series 2011 S, RB(f)	5.50%	07/01/2023	260	286,325
Series 2012 U, Ref. RB(f)	5.25%	07/01/2023	100	104,500
Series 2012 U, Ref. RB(f)	5.25%	07/01/2042	73,395	75,780,337
Puerto Rico (Commonwealth of) Public Buildings Authority (Government Facilities); Series 2007 M-3, Ref. RB (INS - NATL)(d)	6.00%	07/01/2028	400	402,514
Puerto Rico Public Finance Corp.; Series 2011 B, RB(f)	5.50%	08/01/2031	49,020	2,818,694
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(k)	0.00%	07/01/2029	11	9,215
Series 2018 A-1, RB	4.50%	07/01/2034	11	11,890
Series 2018 A-1, RB	4.55%	07/01/2040	3,337	3,696,793
Series 2018 A-1, RB(k)	0.00%	07/01/2046	157,376	51,125,340
Series 2018 A-1, RB(k)	0.00%	07/01/2051	103,344	24,325,824
Series 2018 A-1, RB	4.75%	07/01/2053	34,576	38,239,147
Series 2018 A-1, RB	5.00%	07/01/2058	40,948	45,921,216
Series 2019 A-2, RB	4.54%	07/01/2053	4,576	5,004,581
Series 2019 A-2, RB	4.78%	07/01/2058	14,781	16,347,629
Series 2019 A-2B, RB	4.55%	07/01/2040	5,542	6,139,535
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2022	100	99,750
Series 2006 P, Ref. RB	5.00%	06/01/2030	5,260	5,167,950
Series 2006 Q, RB	5.00%	06/01/2036	1,025	1,007,063
				1,059,490,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–0.09%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $43,767,323)(f)(h)	7.25%	07/15/2035	$44,240	$ 7,963,200

South Carolina–0.83%
Charleston (City of), SC;
Series 2021, Ref. RB	4.00%	01/01/2033	10,735	13,075,886
Series 2021, Ref. RB	4.00%	01/01/2034	8,000	9,876,729
Lancaster County School District; Series 2018 XF252, GO Bonds(l)	4.00%	03/01/2036	12,555	13,900,310
South Carolina (State of) Jobs-Economic Development Authority (Green Bonds);
Series 2019 A, RB(b)(e)	7.00%	05/01/2039	5,000	4,519,644
Series 2021, RB(b)(e)	6.00%	06/01/2031	1,000	981,153
Series 2021, RB(b)(e)	6.25%	06/01/2040	1,000	971,307
Series 2021, RB(b)(e)	6.50%	06/01/2051	2,250	2,172,763
South Carolina (State of) Jobs-Economic Development Authority (Kiawah Life Plan Village, Inc.); Series 2021, RB(e)	8.75%	07/01/2025	785	797,843
South Carolina (State of) Ports Authority;
Series 2018, RB(b)	5.00%	07/01/2043	1,500	1,726,634
Series 2018, RB(b)	5.00%	07/01/2055	3,750	4,269,355
University of South Carolina; Series 2017 B, Ref. RB	5.00%	05/01/2029	1,165	1,350,547
University of South Carolina (Campus Village); Series 2021 A, RB	4.00%	05/01/2051	18,910	21,283,052
				74,925,223

Tennessee–0.94%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016 B, RB(e)(k)	0.00%	12/01/2022	1,000	970,982
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	775	851,364
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	1,545	1,675,252
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	1,160	1,346,975
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	1,545	1,783,159
Memphis (City of) & Shelby (County of), TN Airport Authority; Series 2018, RB(b)	5.00%	07/01/2043	7,250	8,295,032
Memphis (City of), TN; Series 2019, GO Bonds(l)	4.00%	06/01/2047	10,765	11,651,819
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	5.13%	06/01/2036	600	659,553
Nashville (City of), TN Metropolitan Airport Authority;
Series 2019 B, RB(b)	5.00%	07/01/2044	20,500	24,086,545
Series 2019 B, RB(b)	5.00%	07/01/2049	4,430	5,170,245
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	9,000	9,015,268
Series 2013 B, Ref. RB(f)	8.00%	09/01/2044	6,350	317,500
Tennessee (State of) Metropolitan Nashville Airport Authority; Series 2019 B, RB(b)	5.00%	07/01/2054	16,500	19,137,918
				84,961,612

Texas–6.41%
Alamo Community College District;
Series 2021, GO Bonds	4.00%	08/15/2031	7,645	8,926,646
Series 2021, GO Bonds	4.00%	08/15/2032	9,465	11,016,692
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, RB(b)(f)(g)	6.50%	11/01/2029	34,600	346
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1);
Series 2017, RB	5.00%	09/01/2037	890	962,160
Series 2017, RB	5.25%	09/01/2047	1,475	1,590,065
Arlington Higher Education Finance Corp.;
Series 2020, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	1,100	1,254,351
Series 2020, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2050	2,500	2,803,994
Arlington Higher Education Finance Corp. (Great Hearts America);
Series 2020 A, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	1,500	1,679,725
Series 2020 A, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2055	3,175	3,530,291
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2053	785	827,032
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	4,345	4,866,408
Aubrey (City of), TX; Series 2015, RB	7.25%	09/01/2045	655	688,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Austin Independent School District;
Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2030	$2,750	$ 3,472,699
Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2031	4,000	5,140,870
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(b)	7.00%	03/01/2039	19,100	20,548,221
Cambridge Student Housing Financing Co. L.P.;
Series 2004 C, RB(f)	9.70%	11/01/2039	4,502	900
Series 2004 D, RB(f)	1.00%	11/01/2039	3,659	732
Carrollton-Farmers Branch Independent School District; Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	2,475	3,081,779
Celina (City of), TX;
Series 2015, RB	6.25%	09/01/2045	1,755	1,805,902
Series 2015, RB	7.25%	09/01/2045	960	997,364
Series 2015, RB	7.50%	09/01/2045	3,815	3,983,552
Central Texas Regional Mobility Authority; Series 2021 D, Ref. RB	4.00%	01/01/2044	25,000	27,608,407
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	6.00%	08/15/2038	5,000	5,575,376
Crandall (City of), TX;
Series 2021, RB(e)	4.75%	09/15/2031	100	99,498
Series 2021, RB(e)	4.25%	09/15/2041	250	244,154
Series 2021, RB(e)	5.00%	09/15/2041	500	497,462
Series 2021, RB(e)	4.50%	09/15/2051	500	494,349
Series 2021, RB(e)	5.25%	09/15/2051	500	500,546
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 F, Ref. RB	5.00%	11/01/2022	110	112,933
Series 2013 G, RB	5.00%	11/01/2022	260	266,932
Dallas (City or), TX Area Rapid Transit; Series 2021 B, Ref. RB	4.00%	12/01/2051	15,000	16,868,395
Edinburg Economic Development Corp.; Series 2019, RB(e)	5.00%	08/15/2044	1,645	1,660,305
Fort Worth (City of), TX; Series 2021, Ref. RB	4.00%	02/15/2031	5,165	6,035,907
Galveston (City of), TX;
Series 2014, RB	5.63%	09/01/2028	1,350	1,085,298
Series 2014, RB	6.00%	09/01/2038	3,325	2,365,392
Series 2014, RB	6.13%	09/01/2044	3,125	2,154,083
Grand Parkway Transportation Corp.;
Series 2015 XF2034, Revenue Ctfs.(i)(j)(l)	5.00%	10/01/2023	10,000	10,612,051
Series 2018 A, RB	5.00%	10/01/2048	5,000	5,807,500
Series 2018 XF2669, Revenue Ctfs.(l)	5.00%	10/01/2048	32,525	37,777,788
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.); Series 2018 A, RB(l)	5.00%	10/01/2043	15,000	17,525,196
Gulf Coast Industrial Development Authority; Series 1998, RB(b)	8.00%	04/01/2028	20	20,019
Houston (City of), TX;
Series 2020 C, Ref. RB	4.00%	11/15/2049	3,500	3,948,464
Series 2021 A, RB(b)	4.00%	07/01/2046	6,400	6,976,573
Series 2021 A, RB(b)	4.00%	07/01/2048	23,715	25,829,593
Houston (City of), TX (United Airlines, Inc.);
Series 2018, RB(b)	5.00%	07/15/2028	8,250	9,332,296
Series 2020, Ref. RB(b)	5.00%	07/15/2027	1,750	1,963,397
Series 2021, RB(b)	4.00%	07/15/2041	15,000	15,513,120
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2020 A, Ref. RB(b)	5.00%	07/01/2027	1,250	1,401,606
Laredo (City of), TX; Series 2020 A, RB	4.00%	03/01/2050	5,975	6,800,576
Lower Colorado River Authority; Series 2013 A, Ref. RB	5.00%	05/15/2031	7,895	8,270,077
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(e)	4.63%	10/01/2031	25,000	26,287,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp.;
Series 2013 A, RB(i)(j)	5.88%	04/01/2023	$785	$ 826,553
Series 2013 A, RB(i)(j)	6.00%	04/01/2023	1,950	2,055,399
Series 2016 A, RB(i)(j)	5.00%	04/01/2026	2,315	2,636,068
Series 2016 A-1, RB(f)	5.00%	07/01/2031	350	266,000
Series 2017 A, Ref. RB	4.00%	08/15/2033	3,000	3,281,909
Series 2017 A, Ref. RB	4.00%	08/15/2034	2,000	2,184,708
Series 2018 A, RB(e)	6.00%	08/15/2037	1,000	1,070,687
Series 2018 A, RB(e)	6.00%	08/15/2047	13,435	14,342,208
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2038	500	581,696
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2048	1,750	2,028,373
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2058	2,400	2,772,568
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	150	142,330
Series 2021 A-2, RB	7.50%	11/15/2036	2,100	2,019,775
Series 2021, RB	2.00%	11/15/2061	3,810	2,172,195
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB(f)	5.00%	07/01/2046	1,750	1,330,000
Series 2016, RB(f)	5.00%	07/01/2051	1,750	1,330,000
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy);
Series 2020 A, RB(e)	5.00%	08/15/2040	2,390	2,534,352
Series 2020 A, RB(e)	5.00%	08/15/2050	2,220	2,338,462
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,250	8,424,848
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	400	416,378
Series 2016 A, RB	5.50%	11/15/2046	650	673,605
Series 2016 A, RB	5.50%	11/15/2052	3,425	3,539,149
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.25%	10/01/2049	2,500	2,654,417
Series 2020, RB	5.25%	10/01/2055	9,390	9,975,645
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2014, RB	5.50%	01/01/2049	1,300	1,323,724
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.);
Series 2018, RB	5.00%	06/15/2038	375	378,243
Series 2018, RB	5.00%	06/15/2048	750	756,070
North Central Texas Housing Finance Corp.; Series 2012, RB(j)	6.15%	01/01/2029	1,445	1,448,102
North Parkway Municipal Management District No. 1;
Series 2021, RB(e)	4.00%	09/15/2041	500	502,359
Series 2021, RB(e)	4.25%	09/15/2051	1,000	1,012,515
North Parkway Municipal Management District No. 1 (Major Improvements);
Series 2021, RB(e)	4.75%	09/15/2041	2,000	2,114,657
Series 2021, RB(e)	5.00%	09/15/2051	3,500	3,726,595
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC);
Series 2016 A, RB	5.00%	08/15/2036	655	699,910
Series 2016 A, RB	5.00%	08/15/2046	1,000	1,053,320
Red River Education Finance Corp. (Houston Baptist University); Series 2017, Ref. RB	5.50%	10/01/2046	5,370	6,047,902
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(i)(j)	8.00%	11/15/2024	3,000	3,517,250
Richardson Independent School District;
Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	1,195	1,458,994
Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	1,465	1,822,204
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	6.00%	09/15/2046	455	460,244
Sabine Neches Housing Finance Corp.; Series 2012, RB(j)	6.15%	01/01/2029	1,800	1,803,865
San Antonio (City of), TX;
Series 2022, RB	4.00%	02/01/2043	6,000	6,852,873
Series 2022, RB	5.00%	02/01/2044	5,000	6,212,803
San Antonio Independent School District; Series 2021, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	5,670	6,989,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
San Antonio Municipal Facilities Corp. (City Tower Renovation);
Series 2021, RB	5.00%	08/01/2029	$1,750	$ 2,136,370
Series 2021, RB	5.00%	08/01/2030	1,900	2,362,183
Series 2021, RB	5.00%	08/01/2031	1,830	2,315,575
Series 2021, RB	4.00%	08/01/2048	13,000	14,612,673
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 C, RB (Acquired 08/31/2012; Cost $26,820,000)(b)(f)(g)(h)	7.50%	07/01/2038	26,820	6,705,000
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System); Series 2013 A, RB(i)(j)	4.00%	05/15/2023	585	606,188
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	6.75%	11/15/2047	3,500	3,839,279
Series 2017, RB	6.75%	11/15/2052	2,100	2,298,492
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 06/12/2020; Cost $4,646,513)(f)(h)	6.38%	02/15/2048	5,710	3,939,900
Series 2017 A, RB (Acquired 06/12/2020; Cost $2,441,250)(f)(h)	6.38%	02/15/2052	3,000	2,070,000
Series 2017, RB (Acquired 06/12/2020; Cost $1,688,531)(f)(h)	6.38%	02/15/2041	2,075	1,431,750
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.25%	11/15/2031	500	567,412
Series 2020, Ref. RB	6.63%	11/15/2041	2,000	2,268,934
Series 2020, Ref. RB	6.75%	11/15/2051	3,000	3,391,114
Series 2020, Ref. RB	6.88%	11/15/2055	3,555	4,032,847
Texas (State of);
Series 2021 A, GO Bonds(b)	5.00%	08/01/2030	5,880	7,258,786
Series 2021 A, GO Bonds(b)	5.00%	08/01/2031	6,175	7,783,151
Series 2021 A, GO Bonds(b)	5.00%	08/01/2032	6,480	8,139,525
Series 2021 A, GO Bonds(b)	5.00%	08/01/2033	6,805	8,531,976
Series 2021 B, Ref. GO Bonds(b)	5.00%	08/01/2030	4,970	6,135,402
Series 2021 B, Ref. GO Bonds(b)	5.00%	08/01/2031	5,220	6,579,441
Series 2021 B, Ref. GO Bonds(b)	5.00%	08/01/2032	5,485	6,994,424
Series 2021 B, Ref. GO Bonds(b)	5.00%	08/01/2033	5,755	7,423,823
Series 2021 B, Ref. GO Bonds(b)	5.00%	08/01/2034	6,040	7,876,431
Texas State Student Housing Corp.; Series 2001, RB	6.85%	07/01/2031	215	209,071
Texas Water Development Board; Series 2018, RB(l)	5.00%	10/15/2053	13,515	16,015,317
Vintage Township Public Facilities Corp.; Series 2008 A, RB	7.38%	10/01/2038	1,938	1,942,015
Waxahachie (City of), TX; Series 2015, RB	6.00%	08/15/2045	6,250	6,272,317
				582,330,581

Utah–0.85%
Black Desert Public Infrastructure District; Series 2021 B, GO Bonds(e)	7.38%	09/15/2051	5,500	5,216,115
Gateway at Sand Hollow Public Infrastructure District No. 1; Series 2021 A, GO Bonds(e)	5.50%	03/01/2051	11,500	10,856,105
Hideout (Town of), UT Local District No. 1;
Series 2014, RB	7.75%	08/01/2024	110	114,960
Series 2014, RB	8.25%	08/01/2034	610	627,966
Pine View Public Infrastructure District No. 1; Series 2021 A, GO Bonds(e)	6.00%	03/01/2051	13,815	12,706,247
Red Bridge Public Infrastructure District No. 1;
Series 2021 A, GO Bonds(e)	4.38%	02/01/2051	1,000	975,119
Series 2021 B, GO Bonds(e)	7.38%	08/15/2051	600	569,161
Salt Lake City (City of), UT;
Series 2018 A, RB(b)	5.00%	07/01/2048	4,000	4,561,426
Series 2018 A, RB(b)	5.25%	07/01/2048	7,410	8,557,582
Utah (State of) Charter School Finance Authority;
Series 2012, RB	5.50%	07/15/2022	140	141,154
Series 2012, RB	6.00%	07/15/2032	1,750	1,762,025
Series 2012, RB	6.25%	07/15/2042	3,870	3,894,380
Series 2016 A, Ref. RB(e)	5.00%	02/15/2046	855	897,120
Series 2017, Ref. RB(e)	5.25%	06/15/2037	4,810	5,224,845
Series 2017, Ref. RB(e)	5.38%	06/15/2048	7,415	8,002,246
Series 2018 A, RB(e)	5.25%	10/15/2048	2,205	2,246,316
Series 2019 A, RB(e)	5.38%	06/15/2049	3,645	3,694,313

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (Esperanza Elementary School); Series 2018 A, RB(e)	5.00%	10/15/2038	$2,330	$ 2,374,518
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(e)	5.00%	06/15/2050	2,000	2,121,317
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB(i)(j)	6.30%	07/15/2022	750	765,370
Series 2012, RB(i)(j)	6.55%	07/15/2022	1,640	1,674,808
Weber State University; Series 2017, Ref. RB (INS - AGM)(d)	5.00%	04/01/2022	175	175,623
				77,158,716

Vermont–0.08%
East Central Vermont Telecommunications District;
Series 2018 A, RB(e)	5.75%	12/01/2036	1,450	1,502,931
Series 2018 A, RB(e)	5.60%	12/01/2043	960	984,644
Series 2019 A, RB(e)	5.00%	12/01/2048	4,330	4,333,859
				6,821,434

Virgin Islands–0.14%
Tobacco Settlement Financing Corp.; Series 2006 A, RB(k)	0.00%	05/15/2035	28,550	12,679,378

Virginia–0.43%
Celebrate North Community Development Authority; Series 2003 B, RB(f)	6.75%	03/01/2034	1,300	845,000
Lewistown (City of), VA Commerce Center Community Development Authority;
Series 2014 A, RB	6.05%	03/01/2044	1,207	874,878
Series 2014 B, RB	6.05%	03/01/2044	2,668	1,933,620
Series 2014 C, RB(f)	6.05%	03/01/2054	1,965	353,700
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. -Harbor’s Edge); Series 2019 A, RB	5.25%	01/01/2054	3,300	3,518,498
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(e)	5.00%	09/01/2045	1,000	1,053,429
Richmond (City of), VA Redevelopment & Housing Authority; Series 2017, RB(e)	5.55%	01/01/2037	2,120	2,157,506
Roanoke (City of), VA Economic Development Authority (Richfield Living);
Series 2020, RB (Acquired 01/23/2020-09/15/2020; Cost $ 3,715,000)(h)	5.00%	09/01/2050	3,910	3,267,883
Series 2020, RB (Acquired 01/23/2020-09/15/2020; Cost $ 2,749,000)(h)	5.13%	09/01/2055	2,920	2,447,184
Roanoke (County of), VA Economic Development Authority;
Series 2019 A, Ref. RB (Acquired 04/11/2019; Cost $ 14,405,820)(h)	5.25%	09/01/2049	14,735	12,828,737
Series 2019 A, Ref. RB (Acquired 04/11/2019; Cost $ 7,074,524)(h)	5.38%	09/01/2054	7,215	6,305,690
Tobacco Settlement Financing Corp.; Series 2007 B-1, RB	5.00%	06/01/2047	1,515	1,526,019
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(b)(e)(j)	5.00%	07/01/2038	1,690	1,726,802
				38,838,946

Washington–1.39%
Greater Wenatchee Regional Events Center Public Facilities District; Series 2012 A, RB(i)(j)	5.00%	09/01/2022	750	766,158
Kalispel Tribe of Indians;
Series 2018 A, RB(e)	5.00%	01/01/2032	2,200	2,519,274
Series 2018 A, RB(e)	5.25%	01/01/2038	3,000	3,440,817
Series 2018 B, RB(e)	5.00%	01/01/2032	500	572,562
Series 2018 B, RB(e)	5.25%	01/01/2038	1,000	1,146,939
Kelso (City of), WA Housing Authority; Series 1998, RB	5.60%	03/01/2028	125	125,098
Kitsap (County of), WA Consolidated Housing Authority; Series 2001 A, RB(b)	6.10%	10/01/2031	50	50,046
Seattle (Port of), WA;
Series 2019, RB(b)	5.00%	04/01/2044	25,295	29,741,484
Series 2021 C, Ref. RB(b)	5.00%	08/01/2046	9,950	11,858,202
Series 2021, Ref. RB	5.00%	06/01/2031	3,690	4,672,966
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	2,079	2,080,080
Washington (State of) Economic Development Finance Authority; Series 2017 A, RB(b)(e)(f)	7.50%	01/01/2032	26,355	17,130,750
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(b)(e)	5.63%	12/01/2040	8,000	9,039,262
Washington (State of) Economic Development Finance Authority (North Pacific Paper); Series 2020 B, Ref. RB(e)	9.00%	12/01/2036	16,050	17,432,975
Washington (State of) Housing Finance Commission; Series 2021-1, Class A, Ctfs.	3.50%	12/20/2035	21,371	22,289,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(e)	7.00%	07/01/2045	$1,000	$ 1,087,726
Series 2015 A, RB(e)	7.00%	07/01/2050	1,700	1,846,379
				125,800,089

West Virginia–0.75%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2013, Ref. RB(e)(f)	7.00%	06/01/2035	27,145	13,572,500
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District);
Series 2019 A, RB(e)	5.75%	06/01/2042	19,000	16,953,592
Series 2019 B, Ref. RB(e)	7.50%	06/01/2042	6,140	5,787,189
Monongalia (County of), WV Commission Special District (University Town Centre Economic
Opportunity Development District);
Series 2017 A, Ref. RB(e)	5.75%	06/01/2043	3,435	3,793,684
Series 2020, Ref. RB(e)	7.50%	06/01/2043	9,060	10,268,036
Ohio (County of), WV Development Authority; Series 2018, RB	5.00%	09/01/2048	10,465	9,712,059
West Virginia (State of);
Series 2021 A, GO Bonds	5.00%	06/01/2031	2,975	3,776,183
Series 2021 A, GO Bonds	5.00%	12/01/2031	3,595	4,561,136
				68,424,379

Wisconsin–1.09%
Gillett (City of), WI; Series 2021 A, RB(b)(e)	5.50%	12/01/2032	4,600	4,356,516
Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(e)	6.75%	08/01/2031	22,000	21,947,787
Public Finance Authority (Capitol Encore Academy (The));
Series 2019 A, RB(e)	4.75%	06/01/2029	250	260,485
Series 2019 A, RB(e)	5.25%	06/01/2039	750	787,242
Series 2019 A, RB(e)	5.50%	06/01/2049	1,940	2,048,872
Public Finance Authority (Rider University);
Series 2021 A, Ref. RB(e)	4.50%	07/01/2048	5,000	5,169,152
Series 2021 B, RB(e)	6.00%	07/01/2031	7,040	7,053,419
Wisconsin (State of) Health & Educational Facilities Authority; Series 2019, Ref. RB	5.00%	08/01/2049	2,750	2,320,579
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,950	2,113,924
Series 2019, Ref. RB	5.00%	11/01/2046	2,100	2,256,707
Series 2019, Ref. RB	5.00%	11/01/2054	3,500	3,747,120
Wisconsin (State of) Public Finance Authority;
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 14,592)(e)(h)(k)	0.00%	01/01/2047	156	4,418
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,491)(e)(h)(k)	0.00%	01/01/2048	136	3,767
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,034)(e)(h)(k)	0.00%	01/01/2049	134	3,596
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 11,399)(e)(h)(k)	0.00%	01/01/2050	129	3,317
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 10,971)(e)(h)(k)	0.00%	01/01/2051	127	3,177
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 13,955)(e)(h)(k)	0.00%	01/01/2052	165	3,938
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 13,483)(e)(h)(k)	0.00%	01/01/2053	163	3,784
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,761)(e)(h)(k)	0.00%	01/01/2054	158	3,531
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,240)(e)(h)(k)	0.00%	01/01/2055	154	3,357
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 11,734)(e)(h)(k)	0.00%	01/01/2056	151	3,208
Series 2005 A-1, RB (Acquired 09/08/2005-07/31/2020; Cost $9,349,640)(e)(f)(h)	5.50%	07/01/2056	7,795	5,396,178
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,737)(e)(h)(k)	0.00%	01/01/2057	168	3,433
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,157)(e)(h)(k)	0.00%	01/01/2058	163	3,244
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 11,597)(e)(h)(k)	0.00%	01/01/2059	159	3,078
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 11,137)(e)(h)(k)	0.00%	01/01/2060	156	2,899
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 10,771)(e)(h)(k)	0.00%	01/01/2061	153	2,760
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 10,265)(e)(h)(k)	0.00%	01/01/2062	149	2,598
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 9,854)(e)(h)(k)	0.00%	01/01/2063	146	2,471
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 9,458)(e)(h)(k)	0.00%	01/01/2064	143	2,358
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 9,145)(e)(h)(k)	0.00%	01/01/2065	140	2,231
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 9,681)(e)(h)(k)	0.00%	01/01/2066	151	2,276
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 114,576)(e)(h)(k)	0.00%	01/01/2067	1,821	25,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Series 2012, RB	6.00%	09/01/2045	$5,875	$ 5,910,649
Series 2015 A, RB	6.00%	02/01/2045	1,910	1,981,002
Series 2016 A, RB(e)	5.25%	05/01/2046	2,500	2,569,360
Series 2016 A, RB	5.25%	01/01/2052	10,960	9,782,286
Series 2017 A, RB	5.00%	12/01/2052	865	870,083
Series 2018, RB (INS - AGM)(d)	5.00%	07/01/2058	7,900	8,999,052
Series 2019 A, RB(e)	5.38%	06/01/2044	1,480	1,461,899
Series 2019 A, RB(e)	5.50%	06/01/2054	1,840	1,807,114
Series 2019, RB(e)	5.00%	06/15/2054	455	484,159
Wisconsin (State of) Public Finance Authority (21st Century Public Academy);
Series 2020 A, RB(e)	5.00%	06/01/2040	760	799,797
Series 2020 A, RB(e)	5.00%	06/01/2049	1,340	1,385,645
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(e)	5.13%	06/01/2048	2,075	2,205,207
Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	995	1,006,976
Series 2012 A, RB	6.00%	07/15/2042	1,345	1,360,047
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(e)	5.00%	06/15/2049	520	554,394
				98,724,433

Wyoming–0.06%
University of Wyoming; Series 2021 A, Ref. RB	5.00%	06/01/2029	4,795	5,856,881
Total Municipal Obligations (Cost $9,965,465,541)				10,016,461,757

U.S. Dollar Denominated Bonds & Notes–0.34%
California–0.05%
CalPlant I LLC;
Series 21A(e)	9.50%	10/12/2022	1,005	1,004,518
Series 21B(e)	9.50%	10/12/2022	3,820	3,816,790
				4,821,308

Florida–0.14%
Empire Green Generation LLC(e)(g)	12.00%	01/01/2023	12,500	12,488,938

Louisiana–0.14%
Nola Oil Terminal LLC; Class 2021Series 2021(e)(g)	12.00%	09/15/2022	13,000	12,986,545

Texas–0.01%
Aspen Power LLC;
Series 4(f)(g)	9.00%	11/15/2049	7,000	325,455
Series 1(f)(g)	9.00%	11/15/2049	3,500	162,727
Series 2(f)(g)	9.00%	11/15/2049	6,000	278,961
Series 3(f)(g)	9.00%	11/15/2049	2,750	127,857
				895,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $49,575,000)				31,191,791

			Shares
Common Stocks & Other Equity Interests–0.21%
Georgia–0.01%
Delta Air Lines, Inc.(o)			7,679	306,545

Michigan–0.00%
General Motors Co.(o)			2,919	136,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco Rochester® Municipal Opportunities Fund

	Shares	Value
Ohio–0.20%
Energy Harbor Corp.(o)	363,120	$18,174,156

Total Common Stocks & Other Equity Interests (Cost $11,063,438)		18,617,077

TOTAL INVESTMENTS IN SECURITIES(p)–110.85% (Cost $10,026,103,979)		10,066,270,625

FLOATING RATE NOTE OBLIGATIONS–(11.54)%
Notes with interest and fee rates ranging from 0.74% to 0.85% at 02/28/2022 and contractual maturities of collateral ranging from 05/01/2029 to 11/15/2057 (See Note 1K)(q)		(1,047,660,000)

BORROWINGS–(0.09)%		(8,400,000)

OTHER ASSETS LESS LIABILITIES–0.78%		71,172,901

NET ASSETS–100.00%		$9,081,383,526

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Security subject to the alternative minimum tax.
(c)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $1,120,603,134, which represented 12.34% of the Fund’s Net Assets.

(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $671,950,995, which represented 7.40% of the Fund’s Net Assets.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	Restricted security. The aggregate value of these securities at February 28, 2022 was $131,691,347, which represented 1.45% of the Fund’s Net Assets.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(k)	Zero coupon bond issued at a discount.
(l)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(m)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $146,250,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(n)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(o)	Non-income producing security.
(p)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $1,653,987,922 are held by TOB Trusts and serve as collateral for the $1,047,660,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco Rochester® Municipal Opportunities Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $10,026,103,979)	$10,066,270,625
Receivable for:
Investments sold	60,804,709
Fund shares sold	14,904,478
Interest	117,535,548
Investments matured, at value (Cost $33,006,350)	18,968,214
Investment for trustee deferred compensation and retirement plans	371,148
Other assets	2,995,122
Total assets	10,281,849,844

Liabilities:
Floating rate note obligations	1,047,660,000
Payable for:
Borrowings	8,400,000
Investments purchased	113,451,367
Dividends	15,748,067
Fund shares reacquired	8,744,829
Amount due custodian	2,486,754
Accrued fees to affiliates	3,029,001
Accrued interest expense	281,215
Accrued trustees’ and officers’ fees and benefits	179,951
Accrued other operating expenses	113,986
Trustee deferred compensation and retirement plans	371,148
Total liabilities	1,200,466,318
Net assets applicable to shares outstanding	$ 9,081,383,526

Net assets consist of:
Shares of beneficial interest	$10,557,485,775

Distributable earnings (loss)	(1,476,102,249)

$9,081,383,526

Net Assets:
Class A	$4,596,750,760

Class C	$754,438,775

Class Y	$3,674,521,413

Class R5	$5,624,513

Class R6	$50,048,065

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	589,474,300

Class C	97,169,790

Class Y	471,783,038

Class R5	722,040

Class R6	6,421,776

Class A:
Net asset value per share	$7.80

Maximum offering price per share (Net asset value of $7.80 ÷ 95.75%)	$8.15

Class C:
Net asset value and offering price per share	$7.76

Class Y:
Net asset value and offering price per share	$7.79

Class R5:
Net asset value and offering price per share	$7.79

Class R6:
Net asset value and offering price per share	$7.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco Rochester® Municipal Opportunities Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$380,991,992

Expenses:
Advisory fees	32,686,921

Administrative services fees	1,304,109

Custodian fees	36,410

Distribution fees:
Class A	11,639,745

Class C	6,921,435

Interest, facilities and maintenance fees	14,664,063

Transfer agent fees – A, C and Y	3,975,792

Transfer agent fees – R5	7,003

Transfer agent fees – R6	6,286

Trustees’ and officers’ fees and benefits	144,889

Registration and filing fees	375,085

Reports to shareholders	275,347

Professional services fees	2,403,578

Other	95,167

Total expenses	74,535,830

Less: Expense offset arrangement(s)	(645)

Net expenses	74,535,185

Net investment income	306,456,807

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(48,128,773)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(126,819,297)

Net realized and unrealized gain (loss)	(174,948,070)

Net increase in net assets resulting from operations	$131,508,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco Rochester® Municipal Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$306,456,807	$282,644,176

Net realized gain (loss)	(48,128,773)	59,474,294

Change in net unrealized appreciation (depreciation)	(126,819,297)	(316,296,545)

Net increase in net assets resulting from operations	131,508,737	25,821,925

Distributions to shareholders from distributable earnings:
Class A	(197,176,010)	(189,891,307)

Class C	(27,325,893)	(35,663,431)

Class Y	(168,679,774)	(136,574,950)

Class R5	(343,882)	(298,065)

Class R6	(2,811,732)	(443,605)

Total distributions from distributable earnings	(396,337,291)	(362,871,358)

Share transactions–net:
Class A	394,739,158	115,259,088

Class C	56,577,568	(255,600,422)

Class Y	775,526,402	159,339,225

Class R5	(1,524,206)	2,688,971

Class R6	43,616,518	(3,122,800)

Net increase in net assets resulting from share transactions	1,268,935,440	18,564,062

Net increase (decrease) in net assets	1,004,106,886	(318,485,371)

Net assets:
Beginning of year	8,077,276,640	8,395,762,011

End of year	$9,081,383,526	$8,077,276,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco Rochester® Municipal Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$7.98	$0.26	$(0.10)	$0.16	$(0.34)	$7.80	1.95%		$4,596,751	0.85%		0.85%		0.69%		3.24%		22%
Year ended 02/28/21	8.30	0.30	(0.23)	0.07	(0.39)	7.98	1.13		4,323,667	0.95		0.95		0.77		3.87		28
Seven months ended 02/29/20	7.81	0.20	0.48	0.68	(0.19)	8.30	8.87		4,389,039	0.95	(d)	0.95	(d)	0.69	(d)	4.26	(d)	9
Year ended 07/31/19	7.34	0.35	0.45	0.80	(0.33)	7.81	11.26		3,825,646	1.20		1.20		0.76		4.64		34
Year ended 07/31/18	7.27	0.36	0.08	0.44	(0.37)	7.34	6.34		3,164,888	1.04		1.04		0.81		4.94		34
Year ended 07/31/17	7.37	0.39	(0.07)	0.32	(0.42)	7.27	4.47		3,182,443	1.06		1.06		0.75		5.36		29
Class C
Year ended 02/28/22	7.95	0.21	(0.11)	0.10	(0.29)	7.76	1.15	(e)	754,439	1.50	(e)	1.50	(e)	1.34	(e)	2.59	(e)	22
Year ended 02/28/21	8.26	0.25	(0.23)	0.02	(0.33)	7.95	0.54		717,496	1.60		1.60		1.42		3.22		28
Seven months ended 02/29/20	7.77	0.17	0.48	0.65	(0.16)	8.26	8.51		1,020,424	1.61	(d)	1.61	(d)	1.35	(d)	3.61	(d)	9
Year ended 07/31/19	7.31	0.30	0.45	0.75	(0.29)	7.77	10.45		1,019,084	1.86		1.86		1.42		3.99		34
Year ended 07/31/18	7.24	0.31	0.09	0.40	(0.33)	7.31	5.68		1,231,057	1.69		1.69		1.46		4.29		34
Year ended 07/31/17	7.35	0.33	(0.07)	0.26	(0.37)	7.24	3.74		1,301,304	1.78		1.78		1.47		4.66		29
Class Y
Year ended 02/28/22	7.97	0.28	(0.10)	0.18	(0.36)	7.79	2.20		3,674,521	0.60		0.60		0.44		3.49		22
Year ended 02/28/21	8.29	0.32	(0.23)	0.09	(0.41)	7.97	1.40		3,018,845	0.70		0.70		0.52		4.12		28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.04		2,968,456	0.71	(d)	0.71	(d)	0.45	(d)	4.51	(d)	9
Year ended 07/31/19	7.33	0.37	0.45	0.82	(0.35)	7.80	11.55		2,430,627	0.95		0.95		0.51		4.89		34
Year ended 07/31/18	7.26	0.38	0.08	0.46	(0.39)	7.33	6.61		1,824,770	0.79		0.79		0.56		5.19		34
Year ended 07/31/17	7.37	0.39	(0.06)	0.33	(0.44)	7.26	4.66		1,334,351	0.88		0.88		0.57		5.40		29
Class R5
Year ended 02/28/22	7.98	0.28	(0.11)	0.17	(0.36)	7.79	2.06		5,625	0.65		0.65		0.49		3.44		22
Year ended 02/28/21	8.29	0.32	(0.22)	0.10	(0.41)	7.98	1.58		7,290	0.67		0.67		0.49		4.15		28
Seven months ended 02/29/20	7.80	0.22	0.51	0.73	(0.24)	8.29	9.49		4,697	0.64	(d)	0.64	(d)	0.38	(d)	4.57	(d)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.03		10	0.91	(d)	0.91	(d)	0.47	(d)	4.93	(d)	34
Class R6
Year ended 02/28/22	7.99	0.29	(0.12)	0.17	(0.37)	7.79	2.02		50,048	0.57		0.57		0.41		3.52		22
Year ended 02/28/21	8.29	0.33	(0.21)	0.12	(0.42)	7.99	1.76		9,977	0.58		0.58		0.40		4.24		28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.05		13,146	0.67	(d)	0.67	(d)	0.41	(d)	4.54	(d)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.04		10	0.91	(d)	0.91	(d)	0.47	(d)	4.93	(d)	34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.90% for the year ended February 28, 2022.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco Rochester® Municipal Opportunities Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Rochester® Municipal Opportunities Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

48	Invesco Rochester® Municipal Opportunities Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk.

49	Invesco Rochester® Municipal Opportunities Fund

The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Next $10 billion	0.350%
Over $11 billion	0.340%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021 through at least June 30, 2022, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.15%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.82%, 1.47%, 0.57%, 0.52% and 0.47%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the reporting period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

50	Invesco Rochester® Municipal Opportunities Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $523,187 in front-end sales commissions from the sale of Class A shares and $92,407 and $88,870 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$9,920,474,883	$95,986,874	$10,016,461,757
U.S. Dollar Denominated Bonds & Notes	–	4,821,308	26,370,483	31,191,791
Common Stocks & Other Equity Interests	18,617,077	–	–	18,617,077
Total Investments in Securities	18,617,077	9,925,296,191	122,357,357	10,066,270,625

Other Investments - Assets
Investments Matured	–	9,429,323	9,538,891	18,968,214
Total Investments	$18,617,077	$9,934,725,514	$131,896,248	$10,085,238,839

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2022:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/21	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3	Level 3	02/28/22

Municipal Obligations	$130,581,188	$127,060	$(32,319,864)	$158,181	$(20,343,153)	$21,743,062	$–	$(3,959,600)	$95,986,874

U.S. Dollar Denominated Bonds & Notes	1,432,000	25,500,000	–	–	–	(561,517)	–	–	26,370,483

Investments Matured	15,813,407	754,427	(1,342,075)	–	(15,019,873)	9,333,005	–	–	9,538,891

Total	$147,826,595	$26,381,487	$(33,661,939)	$158,181	$(35,363,026)	$30,514,550	$–	$(3,959,600)	$131,896,248

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

51	Invesco Rochester® Municipal Opportunities Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $645.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $2.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $36,042,740 with an average interest rate of 0.14%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $741,011,154 and 1.38%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:
	2022	2021

Ordinary income*	$7,057,408	$7,912,661

Ordinary income-tax-exempt	389,279,883	354,958,697

Total distributions	$396,337,291	$362,871,358

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2022

Undistributed tax-exempt income	$153,387,192

Net unrealized appreciation (depreciation) – investments	(85,591,006)

Temporary book/tax differences	(506,943)

Capital loss carryforward	(1,543,391,492)

Shares of beneficial interest	10,557,485,775

Total net assets	$9,081,383,526

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

52	Invesco Rochester® Municipal Opportunities Fund

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$207,767,381	$1,335,624,111	$1,543,391,492

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $3,607,698,653 and $2,101,531,225, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 447,861,418

Aggregate unrealized (depreciation) of investments	(533,452,424)

Net unrealized appreciation (depreciation) of investments	$ (85,591,006)

Cost of investments for tax purposes is $10,170,829,845.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and market discounts, on February 28, 2022, undistributed net investment income was increased by $17,386,938, undistributed net realized gain (loss) was decreased by $17,371,604 and shares of beneficial interest was decreased by $15,334. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	134,785,886	$1,095,971,789	122,271,925	$949,655,366

Class C	26,026,851	210,841,344	20,788,846	160,283,486

Class Y	290,348,459	2,357,332,982	239,708,183	1,837,670,542

Class R5	221,690	1,806,015	419,739	3,218,869

Class R6	20,360,728	166,479,305	1,164,783	8,781,321

Issued as reinvestment of dividends:
Class A	11,182,501	90,628,869	11,320,289	86,268,166

Class C	1,951,706	15,743,146	2,571,961	19,425,449

Class Y	11,071,301	89,594,872	10,344,547	78,894,429

Class R5	40,291	326,685	37,264	285,745

Class R6	166,508	1,353,115	19,923	148,841

Automatic conversion of Class C shares to Class A shares:
Class A	7,376,104	59,857,827	31,644,232	247,605,442

Class C	(7,409,768)	(59,857,827)	(31,796,326)	(247,605,442)

Reacquired:
Class A	(105,504,006)	(851,719,327)	(152,577,752)	(1,168,269,886)

Class C	(13,678,047)	(110,149,095)	(24,845,290)	(187,703,915)

Class Y	(208,273,929)	(1,671,401,452)	(229,594,629)	(1,757,225,746)

Class R5	(453,880)	(3,656,906)	(109,941)	(815,643)

Class R6	(15,354,740)	(124,215,902)	(1,520,396)	(12,052,962)

Net increase (decrease) in share activity	152,857,655	$1,268,935,440	(152,642)	$18,564,062

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

53	Invesco Rochester® Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Municipal Opportunities Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R5 and Class R6

The financial statements of Oppenheimer Rochester® High Yield Municipal Fund (subsequently renamed Invesco Rochester® Municipal Opportunities Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54	Invesco Rochester® Municipal Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$970.00	$4.59	$1,020.13	$4.71	0.94%
Class C	1,000.00	965.30	7.75	1,016.91	7.95	1.59
Class Y	1,000.00	971.10	3.32	1,021.42	3.41	0.68
Class R5	1,000.00	971.00	3.62	1,021.12	3.71	0.74
Class R6	1,000.00	970.20	2.98	1,021.77	3.06	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

55	Invesco Rochester® Municipal Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.22%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

56	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Rochester® Municipal Opportunities Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROHYM-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Rochester® New York Municipals Fund

Nasdaq:

A: RMUNX ∎ C: RMUCX ∎ Y: RMUYX ∎ R6: IORUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

27	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Fund Expenses

39	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Rochester® New York Municipals Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.45%
Class C Shares	1.75
Class Y Shares	2.76
Class R6 Shares	2.82
S&P Municipal Bond New York 5+ Year Investment Grade Index▼*	-0.23
Bloomberg Municipal Bond Index▼*	-0.66
U.S. Consumer Price Index∎	7.87

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Effective July 30, 2021, the Fund elected to change its broad measure of market performance from the Bloomberg Municipal Bond Index to the S&P Municipal Bond New York 5+ Year Investment Grade Index, which the Fund believes is a more appropriate broad measure of market performance.

Market conditions and your Fund

The coronavirus (COVID-19) pandemic caused a dramatic and sudden disruption in the New York economy; however, thanks to federal relief funding and a fast recovery in tax collections, in our view the state was able to quickly stabilize its finances. Additionally, New York historically benefits from a robust and wealthy economy, adequate resources and budget flexibility, which also helped mitigate the adverse economic impact and supports Invesco’s stable outlook on the credit. Demonstrating strong management practices, the state quickly identified gap-closing measures to balance fiscal year 2021 and fiscal year 2022 budgets and put aside reserves to offset the phasing out of federal aid. Moderate leverage levels allowed the state to issue debt as an alternative to additional expenditure reductions.

    Employment numbers reflect how New York suffered a larger economic impact from the COVID-19 pandemic than most other states; however, recent data indicates significant improvement in the job market led by large gains in the leisure and hospitality sector. New York’s unemployment rate declined from 12.5% in August 2020 to 6.2% in December 2021, while the national average fell from 8.4% to 3.9% during the same period.1 Despite the resurgence of COVID-19 in September 2021, New York’s gross domestic product (GDP) increased 2.3% in the third quarter, with the largest increases seen in the professional services, information and finance, food and accommodation sectors.2 Though we believe the state’s liability profile will likely weaken in the near term, its pension system is well-funded. Long-term challenges include a negative population trend and pressure from Medicaid spending. Budget officials anticipate fast growing state-share Medicaid costs, which account for approximately 22% of fiscal year 2023 budgeted state operating revenues.3

    The broad municipal bond market experienced positive returns for the eighth consecutive calendar year in 2021, despite the continued fight against the global COVID-19 pandemic that pierced the markets and forced society to navigate uncharted waters beginning in March 2020.

    As we entered 2022, fixed income markets, including the municipal bond market, experienced rising yields due to inflation worries and concerns about a more hawkish US Federal Reserve (the Fed). This caused the municipal market to retrace some of the positive returns of 2021. Investment grade municipal bonds returned -0.66%, high yield municipal bonds returned 3.46% and taxable municipal bonds returned -0.56% during the fiscal year.4

    The fiscal year began on a hopeful note with nearly $1.9 trillion in federal stimulus and increased distribution of COVID-19 vaccines. As a result, consumer sentiment and economic activity significantly increased during the first quarter of 2021. About one in six US residents – nearly 55 million people – were fully vaccinated against COVID-19 by the end of March 2021 and about 29% of the population – more than 97 million people – had received at least one dose by that time.5

    This positive momentum continued through May of 2021; however, the expected “summer return to normalcy” was thwarted by the Delta variant of COVID-19. The World Health Organization declared Delta as the dominant strain globally in June 2021, causing a reevaluation of reopening procedures and continued mask mandates.

    Municipals forged ahead, with new issuance totaling $477 billion for the fiscal year, down just 2% from the previous fiscal year’s

$486 billion.6 Taxable municipals continued to play a significant role in this issuance, comprising 26% of total new issuance.6 The ongoing trend in taxable issuance stems from the elimination of issuers’ ability to advance refund existing debt via the tax-exempt market. As a workaround, municipalities have turned to the taxable municipal market for advance refundings.

    On November 15, 2021, President Biden signed the long-debated $1 trillion bipartisan infrastructure plan into law. The Infrastructure Investment and Jobs Act is seen as a positive for municipal credits, with $550 billion earmarked for improvements in transportation, broadband and utilities, including projects to repair roads, bridges, passenger rail, public transit and water systems.

    During the fourth quarter of 2021, the Fed announced it would taper its monthly bond purchases quickly and may raise interest rates as many as three times in 2022.7 Though similar Fed announcements have caused market “tantrums” in the past, the broad municipal market took the news in stride as the Fed had previously signaled this probable policy shift.

    Throughout the fiscal year, Puerto Rico made developments in its ongoing debt restructuring. The territory is now poised to exit bankruptcy and begin paying bondholders. In January 2022, Judge Laura Taylor Swain of the U.S. District Court confirmed the Plan of Adjustment submitted by the Financial Oversight and Management Board for Puerto Rico to reduce Puerto Rico’s outstanding debt from $18.8 billion of commonwealth-guaranteed debt down to $7.4 billion.8 Existing bondholders will receive the $7.4 billion of new bonds plus cash and contingent value instruments in the restructuring. Puerto Rico’s weight in the Bloomberg Municipal High Yield Index is expected to increase from 13% to 17% as the new restructured bonds would be included.4

    In December 2021, a new COVID-19 variant known as Omicron impacted the US and other countries. While Omicron infections were 91% less fatal than the Delta variant, its transmission spread at an extremely high rate. Though there were no widespread mandates for business closures, surging cases paired with vaccine mandates led to significant staffing shortages and ultimately caused a period of economic slowing. Still, demand for municipals remained strong. According to Lipper, municipal bond funds experienced inflows of $101.7 billion in 2021, setting an all-time record for the asset class.9

    As of the close of the Fund’s fiscal year, many believed a general return to normalcy was in sight as COVID-19 cases had, by that time, declined in number and severity, mask mandates were either being reduced or lifted or being reconsidered, and major corporations put back-to-office plans into play.

    This sense of stability was disrupted on February 24, 2022, when Russia began a

2	Invesco Rochester® New York Municipals Fund

full-scale invasion of Ukraine in an escalation of the Russo-Ukrainian War that began in 2014. The invasion is the largest conventional military attack on a sovereign state in Europe since World War II. Russia’s actions received widespread international condemnation with many countries – including the US – imposing new sanctions and thereby triggering a financial crisis in Russia. This backdrop left the end of the fiscal year in a state of heightened volatility, unrest and overall uncertainty. While global trickle-down effects pushed equity and fixed income returns into negative territory, demand for municipals has historically increased in times like these as many investors consider them to be a safe-haven asset class.

    During the fiscal year, security selection in and an overweight allocation to non-rated† bonds contributed to the Fund’s performance relative to its benchmark, the S&P Municipal Bond New York 5+ Year Investment Grade Index. The Fund’s preference for revenue bonds over general obligation bonds also benefited its relative performance. At the sector level, security selection in and an underweight allocation to the dedicated tax sector contributed to the Fund’s relative performance.

    Security selection in and underweight allocation to the transportation sector detracted from the Fund’s performance relative to the benchmark during the fiscal year. An overweight exposure to short duration bonds (one year or less) detracted from the Fund’s relative return. An overweight exposure to A-rated† bonds detracted from the Fund’s performance relative to its benchmark over the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Rochester® New York Municipals Fund and for sharing our long-term investment horizon.

1	Source: New York Department of Labor, January 20, 2022, https://labor.ny.gov/stats/ pressreleases/pruistat.shtm

2	Source: Bureau of Economic Analysis, US Department of Commerce, December 23, 2021, https://www.bea.gov/news/2021/gross-
domestic-product-state-3rd-quarter-2021

3	Source: Fiscal Year 2023 Budget https://
openbudget.ny.gov/historicalFP/fy23/ex/ fy23fp-ex-amend.pdf

4	Source: Bloomberg LP

5	Source: CNN

6	Source: JP Morgan

7	Source: US Federal Reserve

8	Source: Financial Oversight and Management Board for Puerto Rico

9	Source: Strategic Insight

† Sources: Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rochester® New York Municipals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

Effective July 30, 2021, the Fund elected to change its broad measure of market performance from the Bloomberg Municipal Bond Index to the S&P

    Municipal Bond New York 5+ Year Investment Grade Index, which the Fund believes is a more appropriate broad measure of market performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® New York Municipals Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (5/15/86)	6.15%
10 Years	4.68
5 Years	5.38
1 Year	-1.91

Class C Shares
Inception (3/17/97)	5.08%
10 Years	4.45
5 Years	5.50
1 Year	0.76

Class Y Shares
Inception (4/28/00)	5.73%
10 Years	5.34
5 Years	6.55
1 Year	2.76

Class R6 Shares
10 Years	5.23%
5 Years	6.49
1 Year	2.82

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Fund Municipals, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New York Municipals Fund. The Fund was subsequently renamed the Invesco Rochester® New York Municipals Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® New York Municipals Fund

Supplemental Information

Invesco Rochester® New York Municipals Fund investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment-grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The Bloomberg Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® New York Municipals Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	92.77%

General Obligation Bonds	5.96

Pre-Refunded Bonds	1.27

Top Five Debt Holdings

		% of total net assets

1.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	1.88%

2.	Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	1.33

3.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	1.29

4.	University of Puerto Rico, Series 2006 Q, RB	1.19

5.	New York State Urban Development Corp. (Bidding Group 3), Series 2021, Ref. RB	1.01

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Rochester® New York Municipals Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–104.75%
New York–95.28%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2043	$1,750	$2,054,662
Series 2018 A, RB	5.00%	12/15/2048	2,585	3,015,487
Series 2018 B, RB(a)	5.00%	12/15/2033	335	391,059
Series 2018 B, RB(a)	5.00%	12/15/2034	250	291,574
Albany (County of), NY Industrial Development Agency (Rehabilitation Support Services, Inc. (The)); Series 1993 A, RB	8.38%	06/01/2023	175	175,074
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	1,455	1,352,775
Albany (County of), NY Parking Authority; Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/15/2025	315	348,818
Albany Capital Resource Corp. (Brighter Choice Elementary); Series 2021, Ref. RB	4.00%	04/01/2037	2,070	2,177,866
Albany Capital Resource Corp. (College of Siant Rose (The)); Series 2021, Ref. RB	4.00%	07/01/2051	15,805	15,096,847
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2027	300	342,485
Series 2016 A, Ref. RB	5.00%	05/01/2028	400	454,564
Series 2016 A, Ref. RB	5.00%	05/01/2029	550	622,414
Series 2016 A, Ref. RB	5.00%	05/01/2030	350	394,429
Series 2016 A, Ref. RB	5.00%	05/01/2031	350	393,680
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	224,277
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	4.00%	10/01/2037	2,575	2,624,216
Series 2018, Ref. RB	5.00%	10/01/2043	4,060	4,387,743
Series 2018, Ref. RB	5.00%	10/01/2048	3,235	3,478,469
Amherst Development Corp. (UBF Faculty-Student Housing Corp. - Greiner & Hadley Refunding Projects at SUNY Buffalo); Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2045	1,000	1,139,855
Battery Park (City of), NY Authority (Sustainability Bonds); Series 2019, RB	4.00%	11/01/2044	4,000	4,564,014
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	1,725	1,970,106
Series 2020 B, RB	4.00%	11/01/2045	1,500	1,613,351
Series 2020 B, RB	4.00%	11/01/2055	6,400	6,853,142
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(c)	0.00%	07/15/2034	3,685	2,485,227
Series 2016 A, Ref. RB	5.00%	07/15/2042	27,330	30,337,475
Broome County Local Development Corp. (Good Shepherd Village at Endwell);
Series 2021, Ref. RB	4.00%	07/01/2036	1,000	1,082,268
Series 2021, Ref. RB	4.00%	07/01/2041	1,550	1,663,453
Series 2021, Ref. RB	4.00%	01/01/2047	1,500	1,592,732
Broome County Local Development Corp. (United Health Services Hospital); Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2050	3,500	3,838,468
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System); Series 2015, RB	5.25%	07/01/2035	1,500	1,620,359
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology);
Series 2017 A, Ref. RB	4.50%	06/01/2027	1,500	1,613,019
Series 2017 A, Ref. RB	5.00%	06/01/2035	840	911,322
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2032	140	161,721
Series 2018, Ref. RB	5.00%	10/01/2033	150	173,139
Series 2018, Ref. RB	5.00%	10/01/2037	500	574,179
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,124,017
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	912,077
Buffalo (City of), NY Municipal Water Finance Authority;
Series 2015 A, Ref. RB	5.00%	07/01/2029	300	333,730
Series 2015 A, Ref. RB	5.00%	07/01/2030	150	166,865
Series 2015 A, Ref. RB	5.00%	07/01/2031	210	233,538
Series 2015 A, Ref. RB	5.00%	07/01/2032	245	272,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	$500	$514,149
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	5.00%	06/01/2038	1,525	1,668,582
Series 2018, RB	5.00%	06/01/2048	2,415	2,621,121
Build NYC Resource Corp. (Chapin School); Series 2017, Ref. RB	5.00%	11/01/2047	8,000	11,119,004
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2044	555	617,285
Series 2019, RB	4.00%	07/01/2049	1,300	1,436,979
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	880	1,011,325
Series 2017, Ref. RB	5.00%	08/01/2036	1,500	1,722,478
Series 2017, Ref. RB	5.00%	08/01/2047	4,430	5,072,389
Build NYC Resource Corp. (Methodist Hospital);
Series 2014, Ref. RB(d)(e)	5.00%	07/01/2024	500	542,501
Series 2014, Ref. RB(d)(e)	5.00%	07/01/2024	1,100	1,193,503
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB(f)	5.00%	06/01/2047	1,250	1,351,472
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(f)	5.63%	02/01/2039	1,100	1,178,530
Series 2019, RB(f)	5.75%	02/01/2049	1,330	1,419,458
Build NYC Resource Corp. (NY Preparatory Charter School);
Series 2021 A, RB	4.00%	06/15/2041	610	641,892
Series 2021 A, RB	4.00%	06/15/2051	735	761,528
Series 2021 A, RB	4.00%	06/15/2056	530	546,163
Build NYC Resource Corp. (Pratt Paper, Inc.);
Series 2014, Ref. RB(a)(f)	4.50%	01/01/2025	935	984,006
Series 2014, Ref. RB(a)(f)	5.00%	01/01/2035	4,350	4,701,025
Build NYC Resource Corp. (Richmond Prep Charter School);
Series 2021 A, RB(f)	5.00%	06/01/2051	1,500	1,626,854
Series 2021 A, RB(f)	5.00%	06/01/2056	1,250	1,350,753
Build NYC Resource Corp. (Seton Education Partners-Brilla);
Series 2021 A, RB(f)	4.00%	11/01/2041	1,775	1,859,048
Series 2021 A, RB(f)	4.00%	11/01/2051	1,000	1,033,191
Build NYC Resource Corp. (The Children’s Aid Society); Series 2015, RB	5.00%	07/01/2045	1,160	1,278,905
Build NYC Resource Corp. (YMCA of Greater New York); Series 2012, RB(d)(e)	5.00%	08/01/2022	860	875,390
Build NYC Resource Corp. (Young Adult Institute, Inc.);
Series 2020 A, Ref. RB	5.00%	07/01/2030	1,095	1,198,143
Series 2020 A, Ref. RB	5.00%	07/01/2045	4,145	4,307,846
Bushnell’s Basin Fire Association, Inc.; Series 2005 B, RB(d)(e)	5.75%	03/01/2022	2,090	2,090,000
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	200	211,828
Series 2014, RB	5.00%	05/01/2039	250	263,840
Series 2016 A, Ref. RB	5.00%	05/01/2030	510	565,663
Series 2016 A, Ref. RB	5.00%	05/01/2031	540	596,898
Chautauqua (City & County of), NY Utility District;
Series 2006, GO Bonds	5.00%	06/01/2023	95	95,272
Series 2006, GO Bonds	5.00%	06/01/2025	105	105,382
Chemung (County of), NY Industrial Development Agency (Hathorn Redevelopment Co.);
Series 2001 A, IDR(a)	4.85%	07/01/2023	160	160,706
Series 2001 A, IDR(a)	5.00%	07/01/2033	1,515	1,522,157
Dutchess (County of), NY Water & Wastewater Authority; Series 1998 1, RB(c)	0.00%	06/01/2027	1,000	911,834
Dutchess County Local Development Corp. (Bard College);
Series 2020 A, Ref. RB(f)	5.00%	07/01/2040	1,000	1,150,393
Series 2020 A, Ref. RB(f)	5.00%	07/01/2045	4,550	5,183,815
Series 2020 A, Ref. RB(f)	5.00%	07/01/2051	4,500	5,098,580
Dutchess County Local Development Corp. (Culinary Institute);
Series 2021, Ref. RB	5.00%	07/01/2034	1,135	1,354,368
Series 2021, Ref. RB	4.00%	07/01/2036	1,040	1,139,437
Series 2021, Ref. RB	4.00%	07/01/2038	1,170	1,279,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2014 A, RB(d)(e)	5.00%	07/01/2024	$1,195	$1,296,578
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,255	1,421,094
Series 2016 B, RB	4.00%	07/01/2034	6,410	6,934,134
Series 2016 B, RB	5.00%	07/01/2035	2,715	3,064,102
Series 2016 B, RB	5.00%	07/01/2046	25,775	28,919,934
Series 2019 B, Ref. RB	4.00%	07/01/2044	2,430	2,606,027
Dutchess County Local Development Corp. (Marist College); Series 2015 A, RB	5.00%	07/01/2036	2,335	2,585,295
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	3,570	3,805,142
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	840	975,184
Series 2017, Ref. RB	5.00%	07/01/2036	840	973,861
Series 2017, Ref. RB	5.00%	07/01/2037	1,205	1,396,310
Series 2017, Ref. RB	5.00%	07/01/2042	2,535	2,930,176
Series 2020, Ref. RB	5.00%	07/01/2045	5,000	6,062,863
Series 2020, Ref. RB	4.00%	07/01/2049	5,000	5,532,130
East Rochester Housing Authority (Jefferson Park Association L.P.); Series 1999, RB(a)	6.75%	03/01/2030	1,185	1,142,572
Elmira (City of), NY Housing Authority (Eastgate Apartments L.P.); Series 2007, RB(a)	6.25%	06/01/2044	2,190	2,191,208
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2038	5,000	5,134,171
Series 2005 A, RB	5.00%	06/01/2045	1,275	1,309,213
Series 2005 D, RB(c)	0.00%	06/01/2055	194,300	17,098,400
Series 2006 A, RB(c)(f)	0.00%	06/01/2060	200,000	11,603,640
Franklin (County of), NY Solid Waste Management Authority;
Series 2015 A, RB(a)	5.00%	06/01/2025	300	330,353
Series 2019, RB(a)	4.00%	06/01/2025	910	973,487
Series 2019, RB(a)	4.00%	06/01/2026	950	1,031,670
Series 2019, RB(a)	4.00%	06/01/2027	985	1,081,266
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-2, RB (Acquired 06/26/2018; Cost $5,495,000)(f)(g)	5.50%	07/01/2044	5,495	5,859,515
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(f)	6.80%	12/01/2044	9,530	10,813,110
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	1,700	1,812,325
Series 2014, RB	5.00%	07/01/2034	1,500	1,592,818
Series 2014, RB	5.00%	07/01/2039	1,250	1,322,929
Series 2014, RB	5.00%	07/01/2044	1,000	1,054,463
Series 2017, Ref. RB	5.00%	07/01/2029	475	540,778
Series 2017, Ref. RB	5.00%	07/01/2030	425	482,284
Series 2017, Ref. RB	5.00%	07/01/2031	390	441,389
Series 2017, Ref. RB	5.00%	07/01/2032	700	791,648
Series 2017, Ref. RB	5.00%	07/01/2035	730	823,916
Series 2017, Ref. RB	5.00%	07/01/2036	570	643,519
Series 2017, Ref. RB	5.00%	07/01/2038	650	731,864
Hudson Yards Infrastructure Corp; Series 2017 XF0550, Ref. Revenue Ctfs.(h)	5.00%	02/15/2042	26,500	30,386,779
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB	5.00%	02/15/2038	11,000	12,663,977
Series 2017 A, Ref. RB	5.00%	02/15/2039	15,705	18,056,588
Series 2017 A, Ref. RB	5.00%	02/15/2042	19,880	22,795,817
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	02/15/2042	20,000	22,984,472
Series 2017 A, Ref. RB	5.00%	02/15/2045	30,750	35,166,204
Series 2017 A, Ref. RB (INS - AGM)(b)	4.00%	02/15/2047	40,575	43,600,657
Hudson Yards Infrastructure Corp. (Green Bonds);
Series 2021 A, Ref. RB	4.00%	02/15/2035	4,500	5,230,039
Series 2021 A, Ref. RB	4.00%	02/15/2036	4,500	5,215,793
Series 2021 A, Ref. RB	4.00%	02/15/2038	8,720	10,037,302
Series 2021 A, Ref. RB	4.00%	02/15/2041	10,000	11,425,943
Series 2021 A, Ref. RB	4.00%	02/15/2043	10,000	11,369,487
Series 2021 A, Ref. RB	4.00%	02/15/2044	7,200	8,169,667
Huntington Local Development Corp. (Fountaingate Garden); Series 2021 A, RB	5.25%	07/01/2056	1,000	1,056,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	$555	$570,618
Jefferson County Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	5.00%	11/01/2037	4,000	4,478,388
Livingston (County of), NY Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, RB	6.00%	07/01/2030	1,000	1,002,831
Lockport (City of), NY;
Series 2014, GO Bonds	5.00%	10/15/2022	480	490,070
Series 2014, GO Bonds	5.00%	10/15/2023	505	529,716
Series 2014, GO Bonds	5.00%	10/15/2024	530	569,042
Long Island (City of), NY Power Authority;
Series 2012 A, RB(d)(e)	5.00%	09/01/2022	6,635	6,777,271
Series 2012 A, RB(d)(e)	5.00%	09/01/2022	12,910	13,186,823
Series 2012 A, RB	5.00%	09/01/2042	455	464,135
Series 2014 A, Ref. RB	5.00%	09/01/2039	12,315	13,366,967
Series 2014 A, Ref. RB	5.00%	09/01/2044	14,530	15,752,529
Series 2016 B, Ref. RB	5.00%	09/01/2036	4,405	5,015,845
Series 2016, Ref. RB	5.00%	09/01/2035	6,280	7,165,450
Series 2016, Ref. RB	5.00%	09/01/2041	12,335	13,994,069
Series 2017, RB	5.00%	09/01/2029	750	886,408
Series 2017, RB	5.00%	09/01/2030	1,500	1,768,482
Series 2017, RB	5.00%	09/01/2037	3,405	3,981,217
Series 2017, RB (INS - BAM)(b)	5.00%	09/01/2042	14,000	16,353,184
Series 2017, RB	5.00%	09/01/2047	12,925	14,928,935
Series 2017, RB (INS - BAM)(b)	5.00%	09/01/2047	25,000	29,017,310
Series 2018, RB	5.00%	09/01/2032	2,815	3,385,541
Series 2018, RB	5.00%	09/01/2036	2,000	2,386,796
Series 2018, RB	5.00%	09/01/2037	7,000	8,340,521
Series 2018, RB	5.00%	09/01/2038	5,000	5,941,981
Series 2018, RB	5.00%	09/01/2039	4,000	4,744,030
Series 2019 A, RB	4.00%	09/01/2038	1,000	1,106,916
Series 2021 A, Ref. RB	5.00%	09/01/2035	2,275	2,861,586
Series 2021 A, Ref. RB	5.00%	09/01/2036	2,000	2,508,897
Series 2021 A, Ref. RB	4.00%	09/01/2037	4,300	4,929,373
Series 2021 A, Ref. RB	4.00%	09/01/2039	3,000	3,419,387
Series 2021 A, Ref. RB	3.00%	09/01/2040	2,000	2,076,872
Series 2021 A, Ref. RB	4.00%	09/01/2041	2,030	2,303,978
Series 2021 A, Ref. RB	4.00%	09/01/2042	3,000	3,397,381
Metropolitan Transportation Authority;
Series 2002 D-1, Ref. RB	5.00%	11/01/2028	3,500	3,585,834
Series 2012 A, Ref. RB	5.00%	11/15/2023	200	205,921
Series 2012 A, Ref. RB	5.00%	11/15/2024	115	118,410
Series 2012 A, Ref. RB	5.00%	11/15/2025	1,335	1,374,466
Series 2012 A, Ref. RB	5.00%	11/15/2026	525	540,483
Series 2012 A, Ref. RB	5.00%	11/15/2027	375	386,032
Series 2012 A, Ref. RB	5.00%	11/15/2028	340	349,978
Series 2012 A, Ref. RB	5.00%	11/15/2031	11,090	11,413,069
Series 2012 B, RB	4.00%	11/15/2030	300	305,469
Series 2012 D, Ref. RB	5.00%	11/15/2026	2,430	2,493,014
Series 2012 D, Ref. RB	5.00%	11/15/2030	17,675	18,133,318
Series 2012 D, Ref. RB (INS - AGM)(b)	4.00%	11/15/2032	100	101,916
Series 2012 D, Ref. RB	5.00%	11/15/2032	2,150	2,205,750
Series 2012 F, Ref. RB	4.00%	11/15/2023	500	510,217
Series 2012 F, Ref. RB	5.00%	11/15/2024	450	462,104
Series 2012 F, Ref. RB	5.00%	11/15/2026	450	461,669
Series 2012 F, Ref. RB	5.00%	11/15/2030	150	153,890
Series 2012 H, RB	5.00%	11/15/2025	1,350	1,385,874
Series 2012 H, RB	5.00%	11/15/2030	340	348,816
Series 2012 H, RB	5.00%	11/15/2033	940	964,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2012 H, RB	5.00%	11/15/2042	$280	$287,260
Series 2013 C, RB	5.00%	11/15/2038	4,000	4,154,732
Series 2014 B, RB	5.25%	11/15/2039	5,135	5,484,584
Series 2015 A-2, RB(e)	5.00%	05/15/2030	18,000	21,569,242
Series 2015 B, RB	5.25%	11/15/2055	9,000	9,835,353
Series 2016 C-1, RB	5.00%	11/15/2056	16,170	18,020,776
Series 2016 C-1, RB	5.25%	11/15/2056	20,830	23,490,797
Series 2017 D, Ref. RB	5.00%	11/15/2033	2,295	2,636,980
Series 2017 D, Ref. RB	5.00%	11/15/2035	5,695	6,543,838
Series 2017 XF0564, Ref. Revenue Ctfs.(h)	5.25%	11/15/2057	21,000	24,515,173
Subseries 2015 C-1, Ref. RB	5.25%	11/15/2030	6,540	7,302,064
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	23,860	26,599,473
Series 2017 B-1, RB	5.25%	11/15/2057	4,505	5,259,088
Series 2017 C-1, Ref. RB (INS - BAM)(b)	5.00%	11/15/2031	18,000	21,183,939
Series 2017 C-1, Ref. RB (INS - BAM)(b)	5.00%	11/15/2034	24,700	28,944,905
Series 2017 C-2, Ref. RB(c)	0.00%	11/15/2040	3,750	2,147,889
Series 2019 A-2, RB (INS - AGM)(b)	5.00%	11/15/2044	7,900	9,196,364
Series 2019 C, RB (INS - AGM)(b)	4.00%	11/15/2045	560	610,821
Series 2020 C-1, RB	5.25%	11/15/2055	15,000	17,520,450
Subseries 2016 B-1, RB	5.00%	11/15/2036	3,955	4,528,902
Subseries 2016 B-1, RB	5.00%	11/15/2056	10,345	11,746,341
Monroe (County of), NY Industrial Development Agency (Parma Senior Housing Associates, L.P.); Series 2005 A, RB(a)	6.50%	12/01/2042	2,130	2,120,122
Monroe (County of), NY Industrial Development Agency (Rochester Schools Modernization);
Series 2015, RB	5.00%	05/01/2030	1,000	1,105,675
Series 2015, RB	5.00%	05/01/2031	1,500	1,658,023
Monroe County Industrial Development Corp.; Series 2020-XF0991, Ctfs.(h)	4.00%	07/01/2050	32,600	36,096,288
Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2034	375	413,048
Monroe County Industrial Development Corp. (Monroe Community College); Series 2014, Ref. RB (INS - AGM)(b)	5.00%	01/15/2038	890	947,988
Monroe County Industrial Development Corp. (Rochester General Hospital (The)); Series 2013 A, Ref. RB	5.00%	12/01/2037	50	51,322
Series 2013 A, Ref. RB	5.00%	12/01/2042	2,010	2,056,110
Series 2017, RB	5.00%	12/01/2046	5,000	5,577,180
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	5,700	6,240,624
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	4,455	4,566,035
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	850	852,675
Series 2011, RB	6.00%	06/01/2034	1,495	1,500,136
Series 2014 A, RB	5.00%	06/01/2029	500	532,621
Series 2014 A, RB	5.50%	06/01/2034	960	1,036,602
Series 2014 A, RB	5.00%	06/01/2044	1,515	1,623,495
Monroe County Industrial Development Corp. (University of Rochester);
Series 2015 A, Ref. RB	5.00%	07/01/2028	180	200,797
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,665,547
Series 2015 A, Ref. RB	5.00%	07/01/2033	1,785	1,980,160
Series 2017 C, Ref. RB	4.00%	07/01/2043	3,175	3,474,021
Series 2020 A, RB	4.00%	07/01/2050	8,000	8,857,985
Monroe Tobacco Asset Securitization Corp.; Series 2006 A, RB(c)(f)	0.00%	06/01/2061	400,000	18,298,480
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	21,780	21,831,017
Series 2016 A, RB	5.00%	11/15/2056	68,245	71,419,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of), NY;
Series 2015 B, GO Bonds(d)(e)	5.00%	04/01/2024	$4,025	$4,337,421
Series 2016 A, Ref. GO Bonds	5.00%	01/01/2038	1,000	1,114,438
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2040	3,335	3,933,978
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2043	16,665	19,574,639
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2040	6,050	7,178,651
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2045	8,510	10,024,246
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2049	12,765	14,979,586
Nassau (County of), NY Industrial Development Agency;
Series 2007 A-C, RB	5.95%	11/01/2022	20	19,841
Series 2007 A-F, RB	5.95%	11/01/2022	25	24,990
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB	5.00%	01/01/2058	546	456,641
Series 2021, Ref. RB(f)	9.00%	01/01/2041	270	258,860
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2033	300	322,126
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	5.20%	12/01/2037	1,585	1,474,806
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2027	930	939,976
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	1,000	1,029,177
Series 2006 A-3, RB	5.00%	06/01/2035	750	761,339
Series 2006 A-3, RB	5.13%	06/01/2046	615	626,259
Series 2006 C, RB(c)	0.00%	06/01/2046	105,975	21,795,062
Series 2006 D, RB(c)	0.00%	06/01/2060	623,215	42,651,214
Series 2006 E, RB(c)	0.00%	06/01/2060	40,000	2,501,936
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	17,100	14,799,773
New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2040	1,250	1,362,532
New York & New Jersey (States of) Port Authority;
Series 2012 172, RB(a)	5.00%	10/01/2034	400	401,393
Series 2012, RB	4.00%	01/15/2042	720	721,717
Series 2016 197, Ref. RB(a)	5.00%	11/15/2035	7,000	7,981,885
Series 2017 200, Ref. RB	5.25%	10/15/2057	3,120	3,654,681
Series 2017 XF0565, Ref. Revenue Ctfs.(h)	5.25%	11/15/2056	28,000	32,213,986
Series 2017, Ref. RB	5.00%	10/15/2047	3,000	3,467,978
Series 2018 207, Ref. RB(a)	4.00%	03/15/2035	10,000	10,841,849
Series 2018 211, Ref. RB	4.00%	09/01/2038	1,700	1,878,507
Series 2019 217, RB	4.00%	11/01/2049	20,660	22,669,330
Series 2019, RB	4.00%	11/01/2041	600	666,284
Series 2019, RB(a)	4.00%	11/01/2041	9,000	9,822,978
Series 2019, RB (INS - BAM)(b)	4.00%	11/01/2041	19,400	21,615,024
Series 2019, RB(a)	4.00%	11/01/2047	25,350	27,383,359
Series 2020 221, RB(a)	4.00%	07/15/2045	5,000	5,443,338
Series 2020 222, Ref. RB	4.00%	07/15/2037	3,250	3,669,052
Series 2020 222, Ref. RB	4.00%	07/15/2038	3,500	3,941,030
Series 2020, RB(a)	4.00%	07/15/2040	2,180	2,395,792
Series 2021, Ref. RB(a)	4.00%	07/15/2046	8,395	9,146,889
Series 2021, Ref. RB(a)	4.00%	07/15/2051	13,230	14,346,472
Series 2021, Ref. RB(a)	5.00%	07/15/2056	2,000	2,365,481
Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	12,475	14,759,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2028	$5	$5,161
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,040
Series 2002 D, GO Bonds	5.25%	06/01/2027	230	230,851
Series 2002 D, GO Bonds	5.38%	06/01/2032	380	381,451
Series 2003 F, GO Bonds	5.32%	01/15/2028	5	5,019
Series 2012 I, GO Bonds	5.00%	08/01/2023	3,120	3,171,579
Series 2017 B-1, GO Bonds	5.00%	10/01/2037	3,000	3,501,627
Series 2017 CC-1, RB	5.00%	06/15/2048	1,000	1,154,629
Series 2018 E-1, GO Bonds	5.25%	03/01/2035	1,000	1,199,788
Series 2018 E-1, GO Bonds	5.00%	03/01/2044	25,000	29,117,957
Series 2019 B-1, GO Bonds	4.00%	10/01/2040	28,090	31,452,404
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	595	712,576
Series 2019 DD-1, RB	5.25%	06/15/2049	5,000	6,073,091
Series 2020 AA-1, Ref. RB	4.00%	06/15/2050	10,250	11,437,113
Series 2020 AA-2, RB	4.00%	06/15/2042	10,000	11,294,416
Series 2020 AA-2, RB	4.00%	06/15/2043	6,000	6,760,481
Series 2020 BB-2, Ref. RB	4.00%	06/15/2042	5,850	6,607,233
Series 2020 C, GO Bonds	5.00%	08/01/2033	2,000	2,466,800
Series 2020 C, GO Bonds	5.00%	08/01/2034	4,000	4,949,628
Series 2020 C, GO Bonds	4.00%	08/01/2041	3,800	4,253,858
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	25,000	27,509,175
Series 2020 GG-1, RB	4.00%	06/15/2050	9,500	10,543,911
Series 2021 A-1, GO Bonds	5.00%	08/01/2047	5,000	6,080,990
Series 2021 A-1, GO Bonds	4.00%	08/01/2050	8,055	8,975,660
Series 2021 BB-1, Ref. RB	4.00%	06/15/2045	31,065	35,191,727
Series 2021 F-1, GO Bonds	4.00%	03/01/2047	10,000	11,126,821
Series 2021 F-1, GO Bonds	5.00%	03/01/2050	14,000	16,877,294
Subseries 2011 D-1, GO Bonds	5.00%	10/01/2034	5	5,017
Subseries 2012 A-1, GO Bonds(d)(e)	5.00%	10/01/2022	350	358,719
Subseries 2012 A-1, GO Bonds(d)(e)	5.00%	10/01/2022	1,915	1,962,703
Subseries 2012 A-1, GO Bonds(d)(e)	5.00%	10/01/2022	2,500	2,562,276
Subseries 2012 A-1, GO Bonds(d)(e)	5.00%	10/01/2022	3,300	3,382,204
Subseries 2018 F-1, GO Bonds	5.00%	04/01/2045	15,000	17,476,602
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2042	10,000	11,131,078
Subseries 2019 A-1, GO Bonds	5.00%	08/01/2043	8,880	10,577,799
Subseries 2019 A-1, GO Bonds	5.00%	08/01/2045	880	1,044,141
Subseries 2019 FF-2, Ref. RB	4.00%	06/15/2041	8,000	8,889,082
New York (City of), NY Industrial Development Agency; Series 1997, RB(a)(d)	6.20%	10/01/2022	11,380	11,728,681
New York (City of), NY Industrial Development Agency (1996 Comprehensive Care Management Corp.);
Series 1998 C, RB	6.38%	11/01/2028	785	737,030
Series 1998, RB	6.38%	11/01/2028	1,965	1,844,257
New York (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	680	644,210
Series 2005 E-2, RB	6.13%	11/01/2035	2,575	2,200,223
New York (City of), NY Industrial Development Agency (Cool Wind Ventilation Corp.); Series 2007 A-2, IDR(a)	6.08%	11/01/2027	3,790	3,792,325
New York (City of), NY Industrial Development Agency (MediSys Health Network, Inc.); Series 1999, RB	6.25%	03/15/2024	5,170	5,007,795
New York (City of), NY Industrial Development Agency (Special Needs Facilities Pooled Program);
Series 1999 A-1, RB	6.65%	07/01/2023	170	170,122
Series 2007 B-1, RB (INS - ACA)(b)	5.25%	07/01/2022	115	115,104
New York (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	6,955	7,027,817
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.84%) (INS - FGIC)(b)(i)	8.32%	03/01/2022	6,800	6,800,000
Series 2020, Ref. RB	4.00%	03/01/2045	16,450	17,967,782
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2045	17,770	19,736,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Municipal Water Finance Authority;
Series 2017 EE, Ref. RB	5.00%	06/15/2037	$515	$599,705
Series 2019 BB-1, RB	4.00%	06/15/2049	4,800	5,302,057
Series 2019 CC-1, RB	4.00%	06/15/2049	6,450	7,124,639
Series 2019 CC-1, RB	5.00%	06/15/2049	20,990	25,103,876
Series 2020 DD-1, RB	4.00%	06/15/2050	15,000	16,648,281
Series 2021 AA-1, RB	4.00%	06/15/2051	10,125	11,339,257
Series 2021 CC-1, RB	4.00%	06/15/2051	25,000	27,998,165
New York (City of), NY Transitional Finance Authority;
Series 2012 S-1, RB	5.00%	07/15/2037	25,000	25,378,657
Series 2016 S-1, RB	5.00%	07/15/2029	650	735,174
Series 2017 S-2, Ref. RB	5.00%	07/15/2035	5,000	5,835,719
Series 2018 S-1, RB	5.00%	07/15/2043	34,000	40,313,035
Series 2018 S-3, RB	5.00%	07/15/2043	885	1,049,325
Series 2018 S-3, RB	5.25%	07/15/2045	11,475	13,867,284
Series 2020 C-1, RB	4.00%	05/01/2036	1,950	2,219,864
Series 2020 C-1, RB	4.00%	05/01/2037	3,375	3,832,524
Series 2020 C-1, RB	4.00%	05/01/2038	3,565	4,037,450
Series 2020 C-1, RB	4.00%	05/01/2039	3,165	3,575,005
Series 2020 C-1, RB	4.00%	05/01/2040	1,415	1,594,427
Series 2020 D, RB	4.00%	11/01/2041	19,985	22,485,437
Series 2020 D, RB	4.00%	11/01/2043	15,000	16,802,620
Series 2020 D, RB	4.00%	11/01/2044	11,320	12,657,851
Series 2020 D, RB	4.00%	11/01/2045	9,000	10,042,798
Series 2020, Ref. RB	4.00%	11/01/2038	6,750	7,644,541
Series 2020-XF0992, Ctfs.(h)	4.00%	05/01/2045	20,560	22,942,215
Series 2020-XF2912, Ctfs.(h)	4.00%	05/01/2044	30,000	33,545,541
Series 2020-XF2912, Ctfs.(h)	4.00%	05/01/2045	21,000	23,433,197
Series 2020-XF2912, Ctfs.(h)	4.00%	05/01/2046	25,000	27,840,220
Series 2021 B-1, RB	4.00%	08/01/2045	32,835	36,873,656
Series 2021 B-1, RB	4.00%	08/01/2048	14,760	16,499,112
Series 2022 C-1, RB	4.00%	02/01/2051	31,620	35,432,120
Series 2022, RB	4.00%	02/01/2047	9,425	10,599,457
Subseries 2020 A-3, RB	4.00%	05/01/2044	1,000	1,104,318
Subseries 2021 S-1, Ref. RB	4.00%	07/15/2037	5,620	6,422,329
Subseries 2021 S-1, Ref. RB	3.00%	07/15/2039	10,165	10,290,117
Subseries 2021 S-1, Ref. RB	4.00%	07/15/2040	1,000	1,136,039
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,075,657
New York (City of), NY Trust for Cultural Resources (Carnegie Hall);
Series 2019, Ref. RB	5.00%	12/01/2034	300	367,066
Series 2019, Ref. RB	5.00%	12/01/2036	700	853,172
New York (City of), NY Trust for Cultural Resources (Juilliard School (The));
Series 2018 A, Ref. RB	5.00%	01/01/2033	1,645	1,997,488
Series 2018 A, Ref. RB	5.00%	01/01/2034	1,745	2,113,508
Series 2018 A, Ref. RB	5.00%	01/01/2037	2,250	2,698,371
Series 2018 A, Ref. RB	5.00%	01/01/2038	1,830	2,189,992
Series 2018 A, Ref. RB	4.00%	01/01/2039	6,370	7,085,170
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts);
Series 2020 A, Ref. RB	5.00%	12/01/2031	1,375	1,723,566
Series 2020 A, Ref. RB	5.00%	12/01/2032	1,715	2,143,696
Series 2020 A, Ref. RB	4.00%	12/01/2033	2,300	2,639,649
Series 2020 A, Ref. RB	4.00%	12/01/2034	3,050	3,470,368
Series 2020 A, Ref. RB	4.00%	12/01/2035	950	1,071,816
New York (City of), NY Water & Sewer System; Series 2018 XF2569, Revenue Ctfs.(h)	5.00%	06/15/2048	20,000	23,321,112
New York (City of), NY Water & Sewer System (2nd Generation Resolution); Series 2019 AA, Ref. RB	4.00%	06/15/2040	1,500	1,679,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (County of), NY Tobacco Trust V;
Series 2005 S-1, RB(c)	0.00%	06/01/2038	$3,430	$1,313,490
Series 2005 S-2, RB(c)	0.00%	06/01/2050	6,770	1,073,078
Series 2005 S-3, RB(c)	0.00%	06/01/2055	198,195	19,865,283
New York (County of), NY Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	4,000	4,852,781
New York (State of) Bridge Authority;
Series 2021 A, RB	4.00%	01/01/2038	200	229,721
Series 2021 A, RB	4.00%	01/01/2039	275	315,020
Series 2021 A, RB	4.00%	01/01/2040	350	399,944
Series 2021 A, RB	4.00%	01/01/2041	220	251,010
Series 2021 A, RB	4.00%	01/01/2046	725	818,575
Series 2021 A, RB	4.00%	01/01/2051	1,085	1,219,470
New York (State of) Dormitory Authority;
Series 2009 C, RB (INS - AGC)(b)	5.00%	10/01/2024	115	115,423
Series 2015 A, Ref. RB	5.00%	07/01/2048	22,500	24,645,285
Series 2015 A-1, Ref. RB(f)	4.80%	12/01/2023	1,565	1,550,990
Series 2015 B, RB(d)(e)	5.00%	02/15/2025	5	5,534
Series 2016 A, Ref. RB	5.00%	10/01/2033	600	690,532
Series 2016 A, Ref. RB	5.00%	07/01/2036	275	309,947
Series 2017 A, RB	5.00%	03/15/2041	2,970	3,417,918
Series 2017 B, Ref. RB(d)(e)	5.00%	08/15/2027	10	11,843
Series 2017, Ref. RB	5.00%	02/15/2037	2,145	2,467,279
Series 2018 A, RB	4.00%	07/01/2035	1,125	1,264,351
Series 2018 A, RB	5.00%	07/01/2038	4,580	5,491,410
Series 2018 A, RB	5.00%	07/01/2040	4,835	5,788,054
Series 2019 A, RB	5.00%	10/01/2034	820	957,111
Series 2019 A, RB	4.00%	07/01/2045	8,600	9,658,804
Series 2019 A, Ref. RB	4.00%	03/15/2048	14,800	16,222,221
Series 2020 A, RB	4.00%	07/01/2050	25,500	28,114,071
Series 2020 A, RB	4.00%	07/01/2053	20,000	22,003,312
Series 2020 D, Ref. RB	4.00%	02/15/2047	15,080	16,635,612
Series 2020, RB(h)	4.00%	02/15/2047	40,000	44,126,292
Series 2021 E, Ref. RB	4.00%	03/15/2047	4,575	5,142,689
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A-2, Ref. RB(f)	5.35%	12/01/2035	10,325	9,681,257
Series 2015 B-1, Ref. RB(f)	6.18%	12/01/2031	4,305	4,102,544
New York (State of) Dormitory Authority (Barnard College);
Series 2020 A, Ref. RB	4.00%	07/01/2038	680	753,993
Series 2020 A, Ref. RB	4.00%	07/01/2040	675	745,181
Series 2020 A, Ref. RB	4.00%	07/01/2045	1,275	1,395,748
Series 2020 A, Ref. RB	4.00%	07/01/2049	1,350	1,471,398
New York (State of) Dormitory Authority (Bid Group 4); Series 2018 A, RB	5.00%	03/15/2044	33,330	39,121,827
New York (State of) Dormitory Authority (Bidding Group 3);
Series 2017 B, Ref. RB	5.00%	02/15/2041	6,015	6,978,652
Series 2021 E, Ref. RB	3.00%	03/15/2041	11,245	11,359,696
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	850	862,118
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	430	436,130
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	430	436,130
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	850	862,118
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	5.00%	07/01/2032	500	505,517
Series 2012 B, RB	5.00%	07/01/2032	260	262,869
Series 2019 A, Ref. RB	4.00%	07/01/2045	750	779,759
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Pooled Loan Program); Series 2005 A, RB (INS - AGC)(b)	5.00%	07/01/2034	20	20,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2027	$710	$849,126
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2030	750	956,681
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2031	555	720,195
New York (State of) Dormitory Authority (Columbia University); Series 2015, RB	5.00%	10/01/2045	115	164,348
New York (State of) Dormitory Authority (Culinary Institute of America); Series 2012, RB(d)	5.00%	07/01/2034	300	304,277
New York (State of) Dormitory Authority (Educational Housing Services - CUNY Student Housing); Series 2005, RB (INS - AMBAC)(b)	5.25%	07/01/2030	25	28,275
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS - NATL)(b)	5.25%	07/01/2028	935	1,041,094
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	200	215,977
Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,351,138
Series 2017, Ref. RB	5.00%	07/01/2030	650	752,093
Series 2017, Ref. RB	5.00%	07/01/2031	800	923,620
Series 2017, Ref. RB	5.00%	07/01/2032	750	864,839
Series 2017, Ref. RB	4.00%	07/01/2033	415	453,809
Series 2020, RB	4.00%	07/01/2046	17,870	19,603,199
Series 2020, RB	4.00%	07/01/2050	17,500	19,135,205
Series 2021 A, Ref. RB	3.00%	07/01/2038	9,455	9,676,696
New York (State of) Dormitory Authority (General Purpose);
Series 2018 A, Ref. RB	5.25%	03/15/2038	1,500	1,840,197
Series 2020 D, Ref. RB	4.00%	02/15/2049	5,000	5,506,674
New York (State of) Dormitory Authority (Group 4); Series 2019 A, Ref. RB	4.00%	03/15/2049	22,935	25,123,022
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai);
Series 2015 A, Ref. RB	5.00%	07/01/2034	150	165,404
Series 2015 A, Ref. RB	5.00%	07/01/2040	2,800	3,080,503
Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,280,054
New York (State of) Dormitory Authority (Iona College);
Series 2012 A, RB(d)	5.00%	07/01/2032	3,000	3,042,770
Series 2021 A, RB	5.00%	07/01/2046	500	587,463
Series 2021 A, RB	5.00%	07/01/2051	1,250	1,464,128
New York (State of) Dormitory Authority (Maimonides Medical Center); Series 2020, RB (CEP - Federal Housing Administration)	4.00%	08/01/2043	1,000	1,102,651
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS - NATL)(b)	5.50%	07/01/2023	860	892,217
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2034	9,535	10,982,418
Series 2018 A, Ref. RB	5.00%	08/01/2035	6,695	7,705,107
Series 2018 A, Ref. RB	4.00%	08/01/2036	5,570	6,025,102
Series 2018 A, Ref. RB	4.00%	08/01/2037	2,050	2,216,309
Series 2020 A, Ref. RB	4.00%	09/01/2045	8,205	8,848,919
Series 2020 A, Ref. RB	4.00%	09/01/2050	39,975	42,940,557
New York (State of) Dormitory Authority (Municipal Health Facilities Improvement Program); Series 2006 A, RB (INS - NATL)(b)	4.50%	05/15/2036	30	30,073
New York (State of) Dormitory Authority (New School (The));
Series 2011, Ref. RB	5.00%	07/01/2031	3,995	4,006,529
Series 2015, Ref. RB(d)(e)	5.00%	07/01/2025	145	162,005
Series 2015, Ref. RB	5.00%	07/01/2040	1,955	2,152,182
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,545	1,778,257
Series 2016 A, Ref. RB	5.00%	07/01/2035	3,490	3,996,940
Series 2016 A, Ref. RB	5.00%	07/01/2036	2,490	2,849,967
Series 2016 A, Ref. RB	5.00%	07/01/2037	6,535	7,476,219
Series 2016 A, Ref. RB	5.00%	07/01/2041	2,905	3,318,388
Series 2016 A, Ref. RB	4.00%	07/01/2043	5,050	5,483,225
Series 2016 A, Ref. RB	5.00%	07/01/2046	6,330	7,187,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (New York University);
Series 2001 1, RB (INS - BHAC)(b)	5.50%	07/01/2031	$1,070	$1,316,692
Series 2015 A, Ref. RB	5.00%	07/01/2045	5,890	6,463,566
Series 2016 A, RB	4.00%	07/01/2039	625	679,344
Series 2017 A, Ref. RB	4.00%	07/01/2036	5,000	5,526,194
Series 2019 A, RB	5.00%	07/01/2042	4,260	5,202,053
Series 2019 A, RB	5.00%	07/01/2049	25,540	30,909,685
Series 2021 A, Ref. RB	3.00%	07/01/2041	7,785	7,936,206
Series 2021 A, Ref. RB	4.00%	07/01/2046	7,350	8,313,838
Series 2021 A, Ref. RB	5.00%	07/01/2051	17,610	21,595,569
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2015 A, Ref. RB	5.00%	05/01/2033	1,515	1,667,200
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2036	2,475	2,669,934
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(f)	5.00%	12/01/2045	425	469,346
Series 2017, Ref. RB(f)	5.00%	12/01/2029	3,200	3,706,082
Series 2017, Ref. RB(f)	5.00%	12/01/2030	1,900	2,194,754
Series 2017, Ref. RB(f)	5.00%	12/01/2032	1,200	1,381,267
Series 2017, Ref. RB(f)	5.00%	12/01/2033	1,700	1,955,581
Series 2017, Ref. RB(f)	5.00%	12/01/2035	1,300	1,492,056
Series 2017, Ref. RB(f)	5.00%	12/01/2036	2,100	2,408,499
Series 2017, Ref. RB(f)	5.00%	12/01/2037	800	917,353
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB(d)(e)	5.00%	05/01/2023	20	20,920
Series 2013 A, RB	5.00%	05/01/2029	980	1,016,057
New York (State of) Dormitory Authority (Pratt Institute);
Series 2015 A, Ref. RB(d)(e)	5.00%	07/01/2024	925	1,003,628
Series 2015 A, Ref. RB(d)(e)	5.00%	07/01/2024	1,000	1,085,003
Series 2016, Ref. RB	5.00%	07/01/2039	500	569,962
Series 2016, Ref. RB	5.00%	07/01/2046	500	568,795
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	4,940	5,462,803
Series 2019 A, RB	5.00%	07/01/2049	5,640	6,706,858
New York (State of) Dormitory Authority (Rockefeller University); Series 2019 C, Ref. RB	4.00%	07/01/2049	19,350	21,706,565
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds); Series 2019 B, RB	5.00%	07/01/2050	11,200	13,444,834
New York (State of) Dormitory Authority (St. John’s University);
Series 2012 A, RB(d)(e)	5.00%	07/01/2022	270	273,895
Series 2012, RB(d)(e)	5.00%	07/01/2022	25	25,361
Series 2012, RB	5.00%	07/01/2030	6,235	6,302,374
Series 2015 A, Ref. RB	5.00%	07/01/2034	400	441,079
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	4.00%	07/01/2040	225	242,124
Series 2021, RB	5.00%	07/01/2051	750	859,121
New York (State of) Dormitory Authority (State University of New York); Series 2019 A, RB	4.00%	07/01/2049	5,180	5,674,750
New York (State of) Dormitory Authority (Touro College and University System);
Series 2014 A, RB	5.50%	01/01/2039	5,005	5,360,341
Series 2014 A, RB	5.50%	01/01/2044	5,835	6,224,593
Series 2017, RB	5.00%	01/01/2033	2,875	3,269,301
Series 2017, RB	5.00%	01/01/2038	4,045	4,557,603
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(f)	5.50%	12/01/2047	16,140	13,859,709
Series 2017 A-2, RB(f)	5.38%	09/01/2050	25,010	22,411,906
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $7,540,000)(f)(g)	5.38%	10/01/2042	7,540	7,052,804
New York (State of) Dormitory Authority (Yeshiva University);
Series 2009, RB	5.00%	09/01/2034	2,785	2,787,391
Series 2009, RB	5.00%	09/01/2038	5,220	5,223,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Housing Finance Agency;
Series 2014 C, RB	4.00%	11/01/2046	$7,340	$7,482,220
Series 2014 G, RB (CEP - GNMA)	4.00%	05/01/2047	3,080	3,146,040
Series 2015 C, RB	4.15%	05/01/2048	2,295	2,363,087
Series 2020 C, RB (CEP - Federal Housing Administration)	4.15%	05/01/2047	12,470	13,363,914
Series 2020 C, RB (CEP - Federal Housing Administration)	4.20%	11/01/2054	12,795	13,717,083
New York (State of) Housing Finance Agency (Horizons at Wawayanda); Series 2007 A, RB (CEP - FHLMC)(a)	5.15%	11/01/2040	115	115,231
New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2002 A, RB (LOC - JP Morgan Chase Bank)(a)(j)	5.38%	02/15/2035	2,080	2,084,820
New York (State of) Housing Finance Agency (Tiffany Gardens); Series 2005 A, RB(a)	5.13%	08/15/2037	310	311,229
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	5,000	5,575,085
Series 2020 A, Ref. RB	4.00%	11/15/2050	27,375	30,377,290
Series 2020 A, Ref. RB	4.00%	11/15/2055	13,400	14,817,428
New York (State of) Thruway Authority;
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,724,537
Series 2016 A, RB	5.00%	01/01/2046	27,465	30,683,582
Series 2018 L, Ref. RB	5.00%	01/01/2033	1,055	1,231,659
Series 2018 L, Ref. RB	5.00%	01/01/2034	1,860	2,168,876
Series 2018 L, Ref. RB	5.00%	01/01/2035	2,115	2,460,474
Series 2019 B, RB	4.00%	01/01/2041	15,000	16,454,044
Series 2019 B, RB	4.00%	01/01/2045	20,000	21,773,830
Series 2019 B, RB (INS - AGM)(b)	4.00%	01/01/2045	25,000	27,457,707
Series 2019 B, RB (INS - BAM)(b)	4.00%	01/01/2045	20,000	21,966,166
Series 2020 N, RB	4.00%	01/01/2044	16,465	18,130,305
Series 2021 O, Ref. RB	4.00%	01/01/2044	5,000	5,574,030
Series 2021 O, Ref. RB	4.00%	01/01/2047	19,710	21,848,001
New York (State of) Thruway Authority Highway & Bridge Trust Fund; Series 2012 A, RB	5.00%	04/01/2032	4,100	4,114,113
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	4.00%	02/15/2045	1,250	1,413,082
Series 2021 A, Ref. RB	4.00%	02/15/2048	1,000	1,125,467
New York City Housing Development Corp.; Series 2014 C-1-A, RB	4.30%	11/01/2047	5,030	5,139,604
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	8,435	9,387,899
Series 2015, Ref. RB	5.00%	11/15/2045	4,500	4,991,303
Series 2016 A, RB	5.00%	11/15/2041	4,220	4,807,854
Series 2016 B, RB(c)	0.00%	11/15/2044	3,270	1,482,274
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	3,330	3,332,847
Series 2000 A, RB	6.63%	06/01/2042	19,230	19,245,096
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	1,535	1,540,723
Series 2001, RB	5.75%	06/01/2043	9,025	9,037,993
New York Counties Tobacco Trust IV;
Series 2005 D, RB(c)	0.00%	06/01/2050	66,335	12,928,088
Series 2005 E, RB(c)	0.00%	06/01/2055	154,690	15,653,700
New York Counties Tobacco Trust V; Series 2005 S4B, RB(c)(f)	0.00%	06/01/2060	715,900	29,887,966
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	6.45%	06/01/2040	3,005	3,457,422
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,745	3,033,906
Series 2016 A-2, Ref. RB	5.00%	06/01/2051	13,875	14,973,253
Series 2016 A-2B, Ref. RB	5.00%	06/01/2045	3,750	4,084,319
Series 2016 B, Ref. RB	5.00%	06/01/2036	1,000	1,103,224
Series 2016 B, Ref. RB	5.00%	06/01/2041	870	950,848
New York Liberty Development Corp.; Series 2021 1WTC, Ref. RB	2.75%	02/15/2044	43,150	40,067,735
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB(f)	5.00%	11/15/2044	1,505	1,603,500
Series 2014, Class 3, Ref. RB(f)	7.25%	11/15/2044	415	447,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Liberty Development Corp. (7 World Trade Center);
Series 2012, Class 2, Ref. RB(d)(e)	5.00%	03/15/2022	$5,410	$5,418,776
Series 2022, Ref. RB	3.00%	09/15/2043	5,000	4,943,965
Series 2022, Ref. RB	3.13%	09/15/2050	5,000	4,928,608
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2019, Ref. RB	2.80%	09/15/2069	1,215	1,205,875
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	79,915	104,271,199
Series 2007, RB	5.50%	10/01/2037	11,230	15,349,739
New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB	3.00%	11/15/2051	15,000	14,394,834
New York Power Authority (Green Bonds); Series 2020 A, Ref. RB	4.00%	11/15/2060	9,000	9,916,988
New York State Environmental Facilities Corp.;
Series 2013 A, RB	5.00%	06/15/2032	2,685	2,823,669
Series 2018 XF2586, Revenue Ctfs.(h)	5.00%	06/15/2047	20,000	23,005,684
New York State Environmental Facilities Corp. (2010 Master Financing Program) (Green Bonds); Series 2017 C, RB	5.00%	08/15/2047	5,000	5,770,209
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds);
Series 2016 A, Ref. RB	5.00%	06/15/2032	1,000	1,144,920
Series 2017 A, Ref. RB	5.00%	06/15/2046	19,030	21,910,546
Series 2018 B, RB	5.00%	06/15/2043	5,470	6,551,970
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, RB(d)	5.50%	04/15/2035	615	832,590
New York State Urban Development Corp.;
Series 2019 A, RB	5.00%	03/15/2043	20,000	23,629,862
Series 2019 A, Ref. RB	5.00%	03/15/2039	11,555	13,969,563
Series 2019 A, Ref. RB	5.00%	03/15/2040	10,935	13,192,168
Series 2020 A, RB	4.00%	03/15/2045	31,000	34,494,494
Series 2020 A, RB	4.00%	03/15/2049	42,545	47,104,986
Series 2020 C, Ref. RB	4.00%	03/15/2041	5,000	5,621,455
Series 2020 C, Ref. RB	4.00%	03/15/2045	17,000	18,916,335
Series 2020 C, Ref. RB	4.00%	03/15/2049	8,500	9,411,033
Series 2020 E, Ref. RB	4.00%	03/15/2039	18,785	21,058,451
Series 2020, Ref. RB	5.00%	03/15/2043	5,000	6,087,740
New York State Urban Development Corp. (Bidding Group 2);
Series 2021 A, Ref. RB	4.00%	03/15/2039	5,000	5,706,084
Series 2021 A, Ref. RB	3.00%	03/15/2040	16,500	16,744,055
New York State Urban Development Corp. (Bidding Group 3);
Series 2019 A, Ref. RB	4.00%	03/15/2045	10,000	11,050,695
Series 2019 A, Ref. RB	4.00%	03/15/2046	1,500	1,654,631
Series 2021 A, Ref. RB	4.00%	03/15/2045	10,000	11,253,244
Series 2021, Ref. RB	4.00%	03/15/2043	10,000	11,300,395
Series 2021, Ref. RB	4.00%	03/15/2044	15,000	16,917,919
Series 2021, Ref. RB	4.00%	03/15/2046	42,000	47,159,881
Series 2021, Ref. RB	4.00%	03/15/2047	50,000	56,066,270
New York Transportation Development Corp.;
Series 2020 A, Ref. RB(a)	5.00%	12/01/2031	1,000	1,171,482
Series 2020 A, Ref. RB(a)	4.00%	12/01/2041	1,380	1,465,531
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	1,970	1,989,666
Series 2016, Ref. RB(a)	5.00%	08/01/2031	2,805	2,833,001
Series 2021, Ref. RB(a)	3.00%	08/01/2031	3,200	3,260,575
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment);
Series 2018, RB(a)	5.00%	01/01/2034	5,565	6,275,048
Series 2018, RB(a)	5.00%	01/01/2036	2,045	2,301,902
New York Transportation Development Corp. (Delta Air Lines, Inc.-Laguardia); Series 2020, RB(a)	5.00%	10/01/2040	10,000	11,534,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2035	$11,600	$12,151,771
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2036	3,500	3,662,082
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2037	11,875	12,424,697
Series 2016 A, RB(a)	5.00%	07/01/2041	36,250	38,608,871
Series 2016 A, RB(a)	5.00%	07/01/2046	22,095	23,580,206
Series 2016 A, RB(a)	5.25%	01/01/2050	4,650	4,952,647
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	01/01/2051	8,900	9,253,212
New York Transportation Development Corp. (New York State Thruway ); Series 2021, RB(a)	4.00%	10/31/2034	600	670,631
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2032	1,505	1,779,933
Series 2020, Ref. RB	5.00%	12/01/2033	1,600	1,889,103
Series 2020, Ref. RB	5.00%	12/01/2034	2,000	2,357,084
Series 2020, Ref. RB	5.00%	12/01/2036	1,610	1,892,130
Series 2020, Ref. RB	5.00%	12/01/2037	1,000	1,173,200
Series 2020, Ref. RB	5.00%	12/01/2038	2,000	2,343,664
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(a)(f)	4.75%	11/01/2042	790	803,828
Niagara Area Development Corp. (Niagara University);
Series 2012 A, RB(d)(e)	5.00%	05/01/2022	500	503,601
Series 2012 A, RB(d)(e)	5.00%	05/01/2022	850	856,122
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2014 A, Ref. RB(a)	5.00%	04/01/2029	725	773,228
Series 2019, Ref. RB(a)	5.00%	04/01/2035	780	908,577
Series 2019, Ref. RB(a)	5.00%	04/01/2037	750	872,160
Series 2019, Ref. RB(a)	5.00%	04/01/2039	720	834,654
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	5.25%	05/15/2040	275	291,466
North Syracuse Central School District; Series 2007, Ref. GO Bonds (INS - NATL)(b)	5.00%	06/15/2023	935	983,042
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2038	2,860	3,206,679
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2049	4,920	5,428,629
Series 2021 A, RB (INS - AGM)(b)	4.00%	12/01/2046	1,355	1,493,903
Series 2021 A, RB (INS - AGM)(b)	4.00%	12/01/2051	11,710	12,846,933
Oneida County Local Development Corp. (Utica College);
Series 2019, Ref. RB	5.00%	07/01/2026	100	110,377
Series 2019, Ref. RB	5.00%	07/01/2028	1,050	1,193,458
Series 2019, Ref. RB	5.00%	07/01/2030	1,160	1,326,511
Series 2019, Ref. RB	5.00%	07/01/2031	1,215	1,382,826
Series 2019, Ref. RB	5.00%	07/01/2032	775	879,547
Series 2019, Ref. RB	5.00%	07/01/2033	1,340	1,518,506
Series 2019, Ref. RB	5.00%	07/01/2034	1,410	1,596,451
Series 2019, Ref. RB	4.00%	07/01/2039	760	796,425
Series 2019, Ref. RB	5.00%	07/01/2049	3,250	3,604,287
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	1,300	1,463,869
Series 2017, Ref. RB	5.00%	05/01/2034	840	943,713
Series 2017, Ref. RB	5.00%	05/01/2037	1,150	1,284,293
Series 2017, Ref. RB	5.00%	05/01/2040	650	721,918
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2041	15,950	17,849,048
Series 2019, Ref. RB	5.00%	12/01/2043	10,980	13,252,682
Series 2019, Ref. RB	5.00%	12/01/2045	16,250	19,546,392
Series 2019, Ref. RB	4.00%	12/01/2047	14,290	15,803,432
Series 2019, Ref. RB	4.00%	12/01/2049	10,185	11,245,471
Onondaga Civic Development Corp. (Le Moyne College);
Series 2012, RB(d)(e)	5.00%	07/01/2022	1,000	1,014,088
Series 2021, RB	5.00%	07/01/2046	450	528,717
Series 2021, RB	5.00%	07/01/2051	600	702,246
Orange (County of), NY Industrial Development Agency (Cornwall Hospital (The)); Series 2001 B, RB (INS - AGC)(b)	5.38%	12/01/2026	1,710	1,716,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Orange (County of), NY Industrial Development Agency (St. Luke’s Hospital of Newburgh, New York); Series 2001 A, RB (INS - AGC)(b)	5.38%	12/01/2026	$4,835	$4,854,457
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	4,010	4,009,480
Orange County Funding Corp. (Mount St. Mary College);
Series 2012 A, RB	5.00%	07/01/2037	1,320	1,330,375
Series 2012 A, RB	5.00%	07/01/2042	1,435	1,445,324
Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2030	3,205	3,303,276
Series 2015 A, Ref. RB	5.00%	10/01/2035	2,000	2,047,932
Series 2015 A, Ref. RB	5.00%	10/01/2045	8,065	8,162,113
Oyster Bay (Town of), NY;
Series 2018 B, GO Bonds (INS - AGM)(b)	3.25%	02/01/2031	10,805	11,440,772
Series 2018 B, GO Bonds (INS - AGM)(b)	3.25%	02/01/2032	5,000	5,278,008
Series 2018 B, GO Bonds (INS - AGM)(b)	4.00%	02/01/2033	9,585	10,301,592
Poughkeepsie (City of), NY Industrial Development Agency (Eastman & Bixby Redevelopment Co. LLC); Series 2000 A, RB(a)	6.00%	08/01/2032	2,510	2,518,365
Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2033	2,525	2,572,827
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(a)(j)	5.38%	12/01/2036	2,500	2,506,997
Riverhead (City of), NY Industrial Development Agency; Series 2013, RB	7.00%	08/01/2048	1,300	1,378,640
Rockland (County of), NY Solid Waste Management Authority (Green Bonds);
Series 2021 A, RB(a)	4.00%	12/15/2046	3,780	4,145,075
Series 2021 A, RB(a)	4.00%	12/15/2051	5,025	5,487,636
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	720	726,981
Series 2005 A, RB(c)(f)	0.00%	08/15/2045	3,930	1,011,225
Series 2005 C, RB(c)(f)	0.00%	08/15/2060	25,000	1,407,718
Saratoga County Capital Resource Corp. (Skidmore College);
Series 2018, RB	5.00%	07/01/2048	3,515	4,099,901
Series 2020 A, RB	4.00%	07/01/2050	1,985	2,194,749
Schenectady County Capital Resource Corp. (Union College); Series 2017, Ref. RB	5.00%	01/01/2047	10,720	12,252,986
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2012 A, RB(d)(e)	5.00%	03/01/2022	1,510	1,510,000
Series 2021, Ref. RB	5.00%	09/01/2039	520	623,017
Series 2021, Ref. RB	5.00%	09/01/2041	200	238,269
St. Lawrence (County of), NY Industrial Development Agency (Curran Renewable Energy, LLC); Series 2007 B, RB(a)	7.25%	12/01/2029	3,290	2,727,247
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2030	1,280	1,316,401
Series 2012, RB	5.00%	07/01/2031	1,355	1,393,805
Series 2016 A, Ref. RB	5.00%	07/01/2036	540	612,713
Suffolk (County of), NY Industrial Development Agency; Series 2007 A-C, RB	5.95%	11/01/2022	35	34,988
Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-D2, RB	6.00%	10/01/2031	240	233,326
Suffolk (County of), NY Industrial Development Agency (Nissequogue Cogen Partners); Series 1998, RB(a)	5.50%	01/01/2023	5,240	5,287,506
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	4,015	4,031,798
Suffolk County Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	446,101
Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(f)	6.75%	06/01/2027	410	397,141
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-2, RB(f)	5.35%	11/01/2049	40,865	42,019,976
Series 2016 B-2, RB(f)	5.35%	11/01/2049	5,830	5,994,774
Series 2016 C-2, RB(f)	5.35%	11/01/2049	5,760	5,922,796
Series 2016 D-2, RB(f)	5.35%	11/01/2049	3,780	3,886,835
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB(k)	5.00%	07/01/2032	3,125	1,609,375
Town of Hempstead Local Development Corp. (Adelphi University); Series 2019, Ref. RB	4.00%	02/01/2039	1,800	1,965,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB	5.00%	11/15/2028	$400	$ 411,295
Series 2013 A, Ref. RB	5.00%	11/15/2029	1,500	1,568,120
Series 2017 A, RB	5.00%	11/15/2037	4,455	5,197,681
Series 2017 A, RB	5.00%	11/15/2038	1,515	1,766,738
Series 2017 A, RB	5.00%	11/15/2047	17,095	19,760,080
Series 2017 B, Ref. RB	5.00%	11/15/2034	2,790	3,256,630
Series 2017 B, Ref. RB	5.00%	11/15/2038	9,100	10,612,092
Series 2018 XF2587, Ref. Revenue Ctfs.(h)	5.00%	11/15/2044	20,000	23,527,006
Series 2021 A-1, Ref. RB	4.00%	05/15/2046	12,235	13,712,519
Series 2021 A-1, Ref. RB	5.00%	05/15/2051	60,700	73,874,990
Series 2021 C-1A, RB	4.00%	05/15/2046	30,000	33,796,818
Series 2021 C-1A, RB	5.00%	05/15/2051	10,000	12,275,554
Series 2021 C-3, RB	4.00%	05/15/2051	15,000	16,815,336
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2018 A, RB	5.00%	11/15/2044	3,000	3,529,051
Series 2018 A, RB	5.00%	11/15/2046	10,000	11,728,145
Series 2019 A, RB	5.00%	11/15/2049	4,000	4,756,179
Series 2019 C, RB	4.00%	11/15/2042	21,500	24,522,517
Series 2019 C, RB	4.00%	11/15/2043	21,500	24,470,120
Series 2020 A, RB	4.00%	11/15/2054	21,100	23,349,378
Series 2020 A, RB	5.00%	11/15/2054	4,100	4,942,755
Series 2021 A, RB	5.00%	11/15/2056	13,880	16,867,065
Series 2022 A, Ref. RB	4.00%	05/15/2051	16,500	18,586,941
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	10,930	11,533,645
Series 2016 B, Ref. RB	5.00%	06/01/2048	14,195	14,910,079
Series 2017 A, Ref. RB	5.00%	06/01/2036	1,345	1,509,473
Series 2017 A, Ref. RB	5.00%	06/01/2041	16,855	18,774,038
Utica (City of), NY; Series 2022, GO Notes	2.00%	01/26/2023	16,785	16,933,821
Westchester (County of), NY Industrial Development Agency (Clearview School (The)); Series 2005 B, RB	7.25%	01/01/2035	780	738,250
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(a)(f)	7.00%	06/01/2046	470	482,499
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	4,163	4,478,685
Westchester County Local Development Corp.; Series 2021, Ref. RB(f)	5.00%	07/01/2056	5,000	5,153,859
Westchester County Local Development Corp. (Betheal Methodist);
Series 2020 A, Ref. RB	5.00%	07/01/2040	2,235	2,236,354
Series 2020 A, Ref. RB	5.13%	07/01/2055	7,690	7,550,760
Series 2020 B, Ref. RB	5.88%	07/01/2030	4,720	4,804,336
Westchester County Local Development Corp. (Sarah Lawrence College);
Series 2016 A, Ref. RB	4.00%	06/01/2030	2,165	2,264,406
Series 2016 A, Ref. RB	4.00%	06/01/2031	2,190	2,287,146
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(f)	5.00%	06/01/2030	1,500	1,463,284
Westchester Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	30,515	33,800,031
Westchester Tobacco Asset Securitization Corp.;
Series 2016 C, Ref. RB	5.00%	06/01/2045	14,450	14,796,960
Series 2016 C, Ref. RB	5.13%	06/01/2051	1,295	1,424,325
Western Nassau County Water Authority (Green Bonds);
Series 2021 A, RB	3.00%	04/01/2039	1,000	1,053,771
Series 2021 A, RB	4.00%	04/01/2046	1,400	1,587,748
Series 2021 A, RB	4.00%	04/01/2051	3,750	4,236,354
Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(f)	4.13%	12/01/2041	4,740	4,432,047
Yonkers (City of), NY Parking Authority; Series 1999 A, RB	6.00%	06/15/2024	660	662,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	$420	$ 463,277
Series 2019 A, RB	5.00%	10/15/2049	640	696,994
Series 2019 A, RB	5.00%	10/15/2054	465	504,799
				5,283,433,844

Puerto Rico–8.97%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	105	107,775
Series 2008 A, RB(c)	0.00%	05/15/2057	635,850	43,330,125
Series 2008 B, RB(c)	0.00%	05/15/2057	570,800	31,468,147
Puerto Rico (Commonwealth of);
Series 2003 A, GO Bonds(k)	5.00%	07/01/2033	2,000	2,002,500
Series 2003 C-7, Ref. GO Bonds (INS - NATL)(b)	6.00%	07/01/2028	1,270	1,277,983
Series 2006 B, GO Bonds(k)	5.25%	07/01/2032	2,500	2,515,625
Series 2007 A, Ref. GO Bonds(k)	5.25%	07/01/2026	2,200	2,180,750
Series 2007 A, Ref. GO Bonds(k)	5.50%	07/01/2032	15,700	15,621,544
Series 2009 B, Ref. GO Bonds(k)	5.88%	07/01/2036	770	779,625
Series 2009 C, Ref. GO Bonds(k)	6.00%	07/01/2039	390	388,050
Series 2011 A, Ref. GO Bonds(k)	6.00%	07/01/2028	1,000	1,006,250
Series 2011 A, Ref. GO Bonds(k)	6.00%	07/01/2040	3,670	3,564,490
Series 2011 C, Ref. GO Bonds(k)	6.00%	07/01/2035	2,700	2,551,500
Series 2011 E, Ref. GO Bonds(k)	5.63%	07/01/2033	3,205	3,184,969
Series 2012 A, Ref. GO Bonds(k)	5.50%	07/01/2039	5,000	4,750,000
Series 2012 A, Ref. GO Bonds(k)	5.00%	07/01/2041	5,820	5,310,751
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	12,345	13,233,941
Series 2012 A, RB(d)	5.25%	07/01/2029	1,580	1,602,760
Series 2012 A, RB(d)	6.00%	07/01/2047	3,250	3,304,729
Series 2022 A, Ref. RB(f)	5.00%	07/01/2033	1,000	1,201,652
Series 2022 A, Ref. RB(f)	5.00%	07/01/2037	2,500	2,969,024
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	510	512,917
Series 2016 E-4, RB(k)	10.00%	07/01/2022	500	548,125
Puerto Rico (Commonwealth of) Government Employees Retirement System;
Series 2008 A, RB(k)	6.15%	07/01/2038	24,895	3,298,590
Series 2008 B, RB(k)	6.30%	07/01/2037	7,500	993,751
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2003 AA-2, Ref. RB(k)	5.30%	07/02/2035	4,945	5,699,113
Series 2003 G, RB(k)	5.00%	07/01/2033	8,980	5,410,451
Series 2003 G, RB(k)	5.00%	07/01/2042	1,840	1,108,601
Series 2003 H, Ref. RB(k)	5.45%	07/01/2035	1,120	674,800
Series 2003, RB(k)	5.00%	07/03/2028	9,515	1,570,025
Series 2005 K, RB(k)	5.00%	07/01/2027	6,500	3,916,249
Series 2005 K, RB(k)	5.00%	07/01/2030	1,145	689,863
Series 2005 L, Ref. RB (INS - NATL)(b)	5.25%	07/01/2023	2,600	2,641,658
Series 2005 L, Ref. RB (INS - FGIC)(b)(l)	5.25%	07/01/2030	915	898,987
Series 2007 M, RB(k)	5.00%	07/01/2046	25,000	15,062,505
Series 2007 N, Ref. RB (INS - NATL)(b)	5.25%	07/01/2032	3,235	3,425,808
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(a)	6.63%	06/01/2026	780	807,300
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System);
Series 2006, RB	5.00%	03/01/2036	6,285	6,316,425
Series 2012, Ref. RB	5.13%	04/01/2032	875	888,784
Series 2012, Ref. RB	5.38%	04/01/2042	1,200	1,221,000
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	5,490	5,554,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority;
Series 2012, Ref. RB	5.00%	10/01/2031	$650	$660,534

Series 2012, Ref. RB	5.00%	10/01/2042	200	203,500

Puerto Rico (Commonwealth of) Infrastructure Financing Authority;
Series 2005 B, RB(k)	5.00%	07/01/2037	675	350,157

Series 2005 B, RB(k)	5.00%	07/01/2041	4,000	2,075,012

Series 2006 B, RB(k)	5.00%	07/01/2031	25,255	13,101,044

Series 2006 B, RB(k)	5.00%	07/01/2037	17,490	9,072,965

Series 2006 B, RB(k)	5.00%	07/01/2046	41,740	21,652,859

Puerto Rico (Commonwealth of) Public Buildings Authority;
Series 2004 I, RB(k)	5.00%	07/01/2036	20,355	21,652,631

Series 2007 Q, Ref. RB(k)	5.50%	07/01/2037	850	941,375

Series 2009 P, Ref. RB(k)	6.50%	07/01/2030	4,400	5,010,500

Puerto Rico Public Finance Corp.; Series 2011 B, RB(k)	5.50%	08/01/2031	11,810	679,086

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.55%	07/01/2040	4,327	4,793,534

Series 2018 A-1, RB(c)	0.00%	07/01/2046	28,000	9,096,111

Series 2018 A-1, RB(c)	0.00%	07/01/2051	50,840	11,967,070

Series 2018 A-1, RB	4.75%	07/01/2053	13,361	14,776,528

Series 2018 A-1, RB	5.00%	07/01/2058	37,456	42,005,106

Series 2019 A-2, RB	4.33%	07/01/2040	16,000	17,520,542

Series 2019 A-2, RB	4.54%	07/01/2053	976	1,067,411

Series 2019 A-2, RB	4.78%	07/01/2058	13,060	14,444,222

Series 2019 A-2B, RB	4.55%	07/01/2040	1,276	1,413,577

University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	7,280	7,152,600

Series 2006 Q, RB	5.00%	06/01/2026	4,555	4,498,063

Series 2006 Q, RB	5.00%	06/01/2030	24,375	23,948,437

Series 2006 Q, RB	5.00%	06/01/2036	67,190	66,014,175

				497,689,048

Guam–0.18%
Guam (Territory of);
Series 2015 D, Ref. RB	5.00%	11/15/2039	750	825,688

Series 2021 F, Ref. RB	4.00%	01/01/2042	2,880	3,085,758

Guam (Territory of) Government Waterworks Authority; Series 2013, RB (INS - NATL)(b)	5.25%	07/01/2025	1,735	1,816,724

Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2023	1,230	1,255,982

Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2024	1,560	1,591,972

Series 2012 A, Ref. RB	5.00%	10/01/2034	610	621,779

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2029	325	347,241

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(a)	5.75%	09/01/2031	330	337,628

				9,882,772

Northern Mariana Islands–0.17%
Northern Mariana Islands (Commonwealth of);
Series 2007 A, Ref. GO Bonds	5.00%	06/01/2030	5,375	5,118,162

Series 2007 B, Ref. GO Bonds	5.00%	10/01/2022	245	244,491

Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(a)	6.25%	03/15/2028	3,980	3,952,931

				9,315,584

Virgin Islands–0.15%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB(a)	5.00%	09/01/2029	665	662,863

Virgin Islands (Government of) Public Finance Authority;
Series 2012 A, RB (INS - AGM)(b)	5.00%	10/01/2032	2,555	2,600,118

Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	2,405	2,447,469

Series 2015, RB(f)	5.00%	09/01/2030	770	846,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note); Series 2015, RB(f)	5.00%	09/01/2033	$1,500	$1,650,396

				8,207,749

Total Municipal Obligations (Cost $5,817,419,021)				5,808,528,997

			Shares
Common Stocks & Other Equity Interests–0.03%
New York–0.03%
CMS Liquidating Trust; (Cost $4,483,200)(m)(n)			1,401	1,751,250

TOTAL INVESTMENTS IN SECURITIES(o)–104.78% (Cost $5,821,902,221)				5,810,280,247

FLOATING RATE NOTE OBLIGATIONS–(3.87)%
Notes with interest and fee rates ranging from 0.74% to 0.77% at 02/28/2022 and contractual maturities of collateral ranging from 02/15/2042 to 11/15/2057 (See Note 1J)(p)				(214,780,000)

BORROWINGS–(0.58)%				(32,000,000)

OTHER ASSETS LESS LIABILITIES–(0.33)%				(18,069,126)

NET ASSETS–100.00%				$5,545,431,121

Investment Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CEP	- Credit Enhancement Provider
CPI	- Consumer Price Index
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.

(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Zero coupon bond issued at a discount.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $258,537,617, which represented 4.66% of the Fund’s Net Assets.

(g)	Restricted security. The aggregate value of these securities at February 28, 2022 was $12,912,319, which represented less than 1% of the Fund’s Net Assets.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.

(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(k)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $158,973,131, which represented 2.87% of the Fund’s Net Assets.

(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(m)	Non-income producing security.

(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2022. At February 28, 2022, the Fund’s investments with a value of $344,953,493 are held by TOB Trusts and serve as collateral for the $214,780,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Rochester® New York Municipals Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $5,821,902,221)	$5,810,280,247

Receivable for:
Investments sold	2,285,000

Fund shares sold	2,864,573

Interest	58,123,044

Investments matured, at value (Cost $3,757,237)	3,749,326

Investment for trustee deferred compensation and retirement plans	580,462

Other assets	6,252,407

Total assets	5,884,135,059

Liabilities:
Floating rate note obligations	214,780,000

Payable for:
Borrowings	32,000,000

Investments purchased	70,806,380

Dividends	6,321,685

Fund shares reacquired	4,845,443

Amount due custodian	6,817,619

Accrued fees to affiliates	2,058,884

Accrued interest expense	18,507

Accrued trustees’ and officers’ fees and benefits	10,210

Accrued other operating expenses	106,642

Trustee deferred compensation and retirement plans	938,568

Total liabilities	338,703,938

Net assets applicable to shares outstanding	$5,545,431,121

Net assets consist of:
Shares of beneficial interest	$6,248,986,112

Distributable earnings (loss)	(703,554,991)

$5,545,431,121

Net Assets:
Class A	$4,442,658,035

Class C	$301,045,920

Class Y	$799,749,557

Class R6	$1,977,609

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	262,246,775

Class C	17,818,957

Class Y	47,193,552

Class R6	116,638

Class A:
Net asset value per share	$16.94

Maximum offering price per share (Net asset value of $16.94 ÷ 95.75%)	$17.69

Class C:
Net asset value and offering price per share	$16.89

Class Y:
Net asset value and offering price per share	$16.95

Class R6:
Net asset value and offering price per share	$16.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Rochester® New York Municipals Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$188,072,584

Expenses:
Advisory fees	25,384,291

Administrative services fees	802,404

Custodian fees	34,121

Distribution fees:
Class A	11,283,089

Class C	3,283,064

Interest, facilities and maintenance fees	4,054,091

Transfer agent fees – A, C and Y	3,283,704

Transfer agent fees – R6	115

Trustees’ and officers’ fees and benefits	92,134

Registration and filing fees	88,712

Reports to shareholders	68,925

Professional services fees	920,653

Other	111,409

Total expenses	49,406,712

Net investment income	138,665,872

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(86,558,388)

Change in net unrealized appreciation of unaffiliated investment securities	83,111,252

Net realized and unrealized gain (loss)	(3,447,136)

Net increase in net assets resulting from operations	$135,218,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Rochester® New York Municipals Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$138,665,872	$162,434,382

Net realized gain (loss)	(86,558,388)	16,618,054

Change in net unrealized appreciation (depreciation)	83,111,252	(157,086,196)

Net increase in net assets resulting from operations	135,218,736	21,966,240

Distributions to shareholders from distributable earnings:
Class A	(147,461,900)	(148,569,624)

Class C	(8,031,273)	(10,870,122)

Class Y	(26,600,213)	(22,747,450)

Class R6	(57,862)	(76,714)

Total distributions from distributable earnings	(182,151,248)	(182,263,910)

Share transactions–net:
Class A	(18,116,165)	(2,831,914)

Class C	(33,788,941)	(138,095,914)

Class Y	122,496,300	46,542,459

Class R6	75,215	(2,931,419)

Net increase (decrease) in net assets resulting from share transactions	70,666,409	(97,316,788)

Net increase (decrease) in net assets	23,733,897	(257,614,458)

Net assets:
Beginning of year	5,521,697,224	5,779,311,682

End of year	$5,545,431,121	$5,521,697,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Rochester® New York Municipals Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$17.07	$0.43	$ 0.00	$ 0.43	$(0.56)	$16.94	2.45	%(d)	$4,442,658	0.85	%(d)	0.85	%(d)	0.78	%(d)	2.43	%(d)	17%
Year ended 02/28/21	17.55	0.51	(0.42)	0.09	(0.57)	17.07	0.65	(d)	4,495,785	0.92	(d)	0.92	(d)	0.80	(d)	3.04	(d)	24
Two months ended 02/29/20	16.78	0.08	0.79	0.87	(0.10)	17.55	5.18		4,625,668	0.79	(e)	0.92	(e)	0.79	(e)	2.92	(e)	2
Year ended 12/31/19	15.35	0.62	1.35	1.97	(0.54)	16.78	12.97		4,407,000	0.80		1.06		0.80		3.78		25
Year ended 12/31/18	14.59	0.55	0.73	1.28	(0.52)	15.35	8.88		3,807,000	0.87		1.21		0.87		3.64		26
Year ended 12/31/17	14.68	0.57	0.04	0.61	(0.70)	14.59	4.11		3,975,000	0.83		1.02		0.83		3.79		23
Class C
Year ended 02/28/22	17.03	0.29	0.00	0.29	(0.43)	16.89	1.63		301,046	1.61		1.61		1.54		1.67		17
Year ended 02/28/21	17.50	0.39	(0.41)	(0.02)	(0.45)	17.03	(0.01	)(f)	336,381	1.63	(f)	1.63	(f)	1.51	(f)	2.33	(f)	24
Two months ended 02/29/20	16.73	0.06	0.79	0.85	(0.08)	17.50	5.07		489,818	1.54	(e)	1.67	(e)	1.54	(e)	2.16	(e)	2
Year ended 12/31/19	15.31	0.49	1.35	1.84	(0.42)	16.73	12.10		472,000	1.56		1.82		1.56		3.02		25
Year ended 12/31/18	14.55	0.44	0.73	1.17	(0.41)	15.31	8.09		705,000	1.62		1.96		1.62		2.88		26
Year ended 12/31/17	14.64	0.45	0.04	0.49	(0.58)	14.55	3.32		761,000	1.62		1.81		1.62		3.02		23
Class Y
Year ended 02/28/22	17.08	0.47	0.00	0.47	(0.60)	16.95	2.70		799,750	0.61		0.61		0.54		2.67		17
Year ended 02/28/21	17.55	0.55	(0.41)	0.14	(0.61)	17.08	0.99		687,608	0.68		0.68		0.56		3.28		24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		658,644	0.54	(e)	0.67	(e)	0.54	(e)	3.16	(e)	2
Year ended 12/31/19	15.35	0.66	1.35	2.01	(0.58)	16.78	13.25		610,000	0.56		0.82		0.56		4.02		25
Year ended 12/31/18	14.60	0.59	0.72	1.31	(0.56)	15.35	9.07		421,000	0.62		0.96		0.62		3.88		26
Year ended 12/31/17	14.68	0.59	0.06	0.65	(0.73)	14.60	4.41		330,000	0.62		0.81		0.62		3.94		23
Class R6
Year ended 02/28/22	17.08	0.48	0.01	0.49	(0.61)	16.96	2.82		1,978	0.56		0.56		0.49		2.72		17
Year ended 02/28/21	17.55	0.56	(0.41)	0.15	(0.62)	17.08	1.00		1,923	0.59		0.59		0.47		3.37		24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		5,181	0.51	(e)	0.64	(e)	0.51	(e)	3.20	(e)	2
Period ended 12/31/19(g)	16.44	0.40	0.29	0.69	(0.35)	16.78	4.20		5,000	0.54	(e)	0.80	(e)	0.54	(e)	4.07	(e)	25

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $142,218,871 in connection with the acquisition of Invesco New York Tax Free Income Fund into the Fund.

(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2022 and 2021.

(e)	Annualized.

(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.95% for the year ended February 28, 2021.

(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Rochester® New York Municipals Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Rochester® New York Municipals Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek tax-free income.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

31	Invesco Rochester® New York Municipals Fund

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading

32	Invesco Rochester® New York Municipals Fund

market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $500 million	0.480%
Next $4.5 billion	0.455%
Next $3 billion	0.450%
Next $6 billion	0.440%
Over $14 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.44%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25% 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) for Class A, Class C, Class Y and Class R6 will change to 0.86%, 1.62%, 0.62% and 0.52%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Advisor did not waive fees under this agreement during the period.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

33	Invesco Rochester® New York Municipals Fund

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C Plan, reimburses IDI in an amount up to an annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $279,153 in front-end sales commissions from the sale of Class A shares and $21,789 and $22,353 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$5,808,528,997	$–	$5,808,528,997

Common Stocks & Other Equity Interests	–	–	1,751,250	1,751,250

Total Investments in Securities	–	5,808,528,997	1,751,250	5,810,280,247

Other Investments - Assets

Investments Matured	–	3,298,875	450,451	3,749,326

Total Investments	$–	$5,811,827,872	$2,201,701	$5,814,029,573

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances and Borrowings

Effective February 24, 2022, the Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds, and which will expire on February 23, 2023. Prior to February 24, 2022, the revolving credit and security agreement permitted borrowings up to $1.0 billion. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

    During the year ended February 28, 2022, the average daily balance of borrowing under the revolving credit and security agreement was $1,492,055 with an average interest rate of 0.18%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the

34	Invesco Rochester® New York Municipals Fund

additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

    Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2022 were $219,738,462 and 0.62%, respectively.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$2,056,400	$1,036,292

Ordinary income-tax-exempt	180,094,848	181,227,618

Total distributions	$182,151,248	$182,263,910

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed tax-exempt income	$49,568,920

Net unrealized appreciation (depreciation) – investments	(23,004,654)

Temporary book/tax differences	(903,154)

Capital loss carryforward	(729,216,103)

Shares of beneficial interest	6,248,986,112

Total net assets	$5,545,431,121

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to defaulted bonds, inverse floaters and amortization and accretion on debt securities.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$137,853,841	$591,362,262	$729,216,103

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $1,222,736,602 and $958,768,436, respectively. Cost of investments, including any derivatives, on a tax basis    includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$183,830,026

Aggregate unrealized (depreciation) of investments	(206,834,680)

Net unrealized appreciation (depreciation) of investments	$(23,004,654)

    Cost of investments for tax purposes is $5,837,034,227.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $18,196,170, undistributed net realized gain (loss) was decreased by $18,167,007 and shares of beneficial interest was decreased by $29,163. This reclassification had no effect on the net assets of the Fund.

35	Invesco Rochester® New York Municipals Fund

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	15,410,511	$270,757,558	13,795,486	$229,747,201

Class C	2,246,036	39,413,720	2,478,560	41,303,961

Class Y	13,306,436	234,067,701	11,116,812	185,362,141

Class R6	54,224	960,942	17,439	279,313

Issued as reinvestment of dividends:
Class A	4,571,790	80,097,242	4,801,427	79,701,397

Class C	293,302	5,125,242	404,838	6,682,851

Class Y	845,209	14,811,475	830,084	13,786,984

Class R6	1,513	26,514	1,978	32,859

Automatic conversion of Class C shares to Class A shares:
Class A	1,932,051	33,954,139	6,966,303	117,803,134

Class C	(1,937,351)	(33,954,139)	(6,984,563)	(117,803,134)

Issued in connection with acquisitions:(b)
Class A	-	-	7,461,312	119,039,117

Class C	-	-	798,987	12,711,724

Class Y	-	-	844,602	13,478,410

Class R6	-	-	14,973	238,948

Reacquired:
Class A	(23,014,834)	(402,925,104)	(33,307,442)	(549,122,763)

Class C	(2,538,492)	(44,373,764)	(4,937,831)	(80,991,316)

Class Y	(7,222,385)	(126,382,876)	(10,055,069)	(166,085,076)

Class R6	(51,662)	(912,241)	(217,077)	(3,482,539)

Net increase (decrease) in share activity	3,896,348	$70,666,409	(5,969,181)	$(97,316,788)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco New York Tax Free Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 9,119,874 shares of the Fund for 9,795,620 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $145,468,199, including $991,897 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,050,850,871 and $5,196,319,070 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the semi-annual reporting period are as follows:

Net investment income	$ 163,233,394

Net realized/unrealized gains (losses)	(152,842,825)

Change in net assets resulting from operations	$ 10,390,569

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

36	Invesco Rochester® New York Municipals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® New York Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® New York Municipals Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the two months ended February 29, 2020 and the year ended December 31, 2019 for Class A, Class C and Class Y

For each of the two years in the period ended February 28, 2022, the two months ended February 29, 2020 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R6

The financial statements of Oppenheimer Rochester® Municipals Fund (subsequently renamed Invesco Rochester® New York Municipals Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco Rochester® New York Municipals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$969.00	$4.10	$1,020.63	$4.21	0.84%
Class C	1,000.00	965.70	7.80	1,016.86	8.00	1.60
Class Y	1,000.00	970.20	2.93	1,021.82	3.01	0.60
Class R6	1,000.00	970.50	2.74	1,022.02	2.81	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

38	Invesco Rochester® New York Municipals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.87%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Rochester® New York Municipals Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Rochester® New York Municipals Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate held a financial interest directly in an investment company within the Invesco Funds Investment Company Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the audit services performed by the individual were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit, the financial interest was not material to the net worth of the individual or his respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or the individual ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021
Audit Fees	$679,351	$687,923
Audit-Related Fees(1)	$46,000	$78,900
Tax Fees(2)	$229,287	$151,331
All Other Fees	$0	$0

Total Fees	$954,638	$918,154

(1)	Audit-Related Fees for the fiscal years ended February 28, 2022 and February 28, 2021 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended February 28, 2022 and February 28, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$801,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$801,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the

Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-

approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,931,000 for the fiscal year ended February 28, 2022 and $6,219,000 for the fiscal year ended February 28, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,961,287 for the fiscal year ended February 28, 2022 and $7,071,331 for the fiscal year ended February 28, 2021.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2022, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 6, 2022